HANESBRANDS INC. LEGACY PENSION PLAN (Effective December 1, 2022) CERTIFICATE The undersigned, as a duly authorized representative of the Hanesbrands Inc. Employee Benefits Administrative Committee, hereby adopts the Hanesbrands Inc. Legacy Pension Plan, effective December 1, 2022. Dated this ____ day of November, 2022. HANESBRANDS INC. EMPLOYEE BENEFITS ADMINISTRATIVE COMMITTEE By: _____________________________ Administrative Committee Member

-i- TABLE OF CONTENTS Section 1 Introduction ................................................................................................................1  1.1  Background and Purpose ...................................................................................1  1.2  Adoption of Plan by Controlled Group Members ..............................................2  1.3  Plan Administration ...........................................................................................2  1.4  Funding of Benefits ............................................................................................2  1.5  Supplements to the Plan .....................................................................................2  Section 2 Definitions ..................................................................................................................3  2.1  Actuarial Equivalent ..........................................................................................3  2.2  Alternative Actuarial Equivalent .......................................................................3  2.3  Code ...................................................................................................................4  2.4  Committee ..........................................................................................................4  2.5  Company ............................................................................................................4  2.6  Controlled Group Member .................................................................................4  2.7  Credited Service .................................................................................................4  2.8  Early Retirement Date ........................................................................................5  2.9  Effective Date ....................................................................................................5  2.10  Employee ...........................................................................................................5  2.11  Employer ............................................................................................................6  2.12  ERISA ................................................................................................................6  2.13  Fund ...................................................................................................................6  2.14  Hour of Service ..................................................................................................6  2.15  Late Retirement Date .........................................................................................6  2.16  Maternity or Paternity Absence .........................................................................6  2.17  Merged Plan .......................................................................................................7  2.18  Military Service .................................................................................................7  2.19  Normal Retirement Age .....................................................................................7  2.20  Normal Retirement Date ....................................................................................7  2.21  One Year Break in Service ................................................................................7  2.22  Participant ..........................................................................................................7  2.23  Plan ....................................................................................................................8  2.24  Plan Administrator .............................................................................................8  2.25  Plan Year ............................................................................................................8  2.26  Retirement ..........................................................................................................8  2.27  Retirement Date .................................................................................................8  2.28  Separation Date ..................................................................................................8  2.29  Spouse ................................................................................................................8  2.30  Totally Disabled or Total Disability ..................................................................9  2.31  Trust Agreement ................................................................................................9  2.32  Trustee................................................................................................................9  2.33  Years of Service .................................................................................................9  -ii- Section 3 Participation .............................................................................................................12  Section 4 Pension Benefits (Based on SLC Benefits Part of SLC Plan) .................................13  4.1  Pension Benefit ................................................................................................13  4.2  Normal Retirement ...........................................................................................13  4.3  Early Retirement ..............................................................................................14  4.4  Late Retirement ................................................................................................15  4.5  Monthly Deferred Vested Pension Benefit ......................................................16  4.6  Surviving Spouse’s Benefit ..............................................................................16  4.7  Active Employee Death Benefit ......................................................................17  Section 5 Retirement Benefits (Based on SLBA Benefits Part of SLC Plan) .........................21  5.1  Retirement Benefit ...........................................................................................21  5.2  Normal Retirement ...........................................................................................21  5.3  Early Retirement ..............................................................................................21  5.4  Late Retirement ................................................................................................22  5.5  Monthly Deferred Vested Retirement Benefit .................................................22  5.6  Surviving Spouse’s Benefit ..............................................................................23  5.7  Active Employee Death Benefit ......................................................................24  Section 6 Payment of Benefits .................................................................................................28  6.1  Normal Form of Payment ................................................................................28  6.2  Qualified and Optional Joint and Survivor Annuities......................................28  6.3  Election to Waive Qualified/Optional Survivor Annuities ..............................28  6.4  Optional Forms of Payment .............................................................................30  6.5  Optional Forms of Payment Available to Participants Entitled to a Monthly Deferred Vested Pension Benefit or Retirement Benefit ..................32  6.6  Election and Discontinuance of Options ..........................................................32  6.7  Reemployment .................................................................................................34  6.8  Suspension of Benefits .....................................................................................35  6.9  Commencement of Benefits .............................................................................35  6.10  Effect of Qualified Domestic Relations Orders ...............................................36  6.11  Small Benefits ..................................................................................................37  6.12  Direct Transfer of Eligible Rollover Distributions ..........................................38  6.13  Interest on Delayed Payments ..........................................................................39  6.14  Death During Qualified Military Service ........................................................40  6.15  Qualified Rollover Contributions to Roth IRAs ..............................................40  Section 7 Contributions............................................................................................................41  7.1  Employer Contributions ...................................................................................41  7.2  Participant Contributions .................................................................................41  7.3  Minimum Funding Standards ..........................................................................41  7.4  Application of Forfeitures ................................................................................41

-iii- 7.5  Funding-Based Limitations on Benefits and Benefit Accruals ........................41  Section 8 Limitations on Benefits ............................................................................................47  8.1  In General .........................................................................................................47  8.2  Limitations on Benefits ....................................................................................47  8.3  Limitations Applicable to Certain Participants ................................................52  Section 9 Miscellaneous ..........................................................................................................54  9.1  Employer’s Records .........................................................................................54  9.2  Information to be Furnished by Participants ....................................................54  9.3  Absence of Guaranty ........................................................................................54  9.4  Interests Not Transferable ................................................................................54  9.5  Facility of Payment ..........................................................................................54  9.6  Employment Rights .........................................................................................55  9.7  Evidence ...........................................................................................................55  9.8  Missing Participants and Beneficiaries ............................................................55  9.9  Compensation and Expenses ............................................................................55  9.10  Application for Benefits ...................................................................................55  9.11  Claims Procedure .............................................................................................55  9.12  Uniform Rules ..................................................................................................57  9.13  Waiver of Notice ..............................................................................................57  9.14  Controlling Law ...............................................................................................57  9.15  Action by Company or Employer ....................................................................57  9.16  Qualification Under Internal Revenue Code ....................................................57  9.17  Indemnification ................................................................................................58  9.18  Gender and Number .........................................................................................58  9.19  No Interest in Employers .................................................................................58  9.20  Recovery of Benefits ........................................................................................59  9.21  Errors and Corrections .....................................................................................59  Section 10 Relating to the Plan Administrator and Committee ...............................................60  10.1  The Committee.................................................................................................60  10.2  Secretary of the Committee .............................................................................61  10.3  Manner of Action .............................................................................................61  10.4  Interested Committee Member ........................................................................61  10.5  Reliance on Data by Plan Administrator and Committee ................................61  10.6  Committee Decisions .......................................................................................62  Section 11 Restrictions on Distributions..................................................................................63  Section 12 Amendment and Termination of the Plan ..............................................................64  12.1  Amendment ......................................................................................................64  12.2  Termination ......................................................................................................64  -iv- 12.3  Distribution upon Termination ........................................................................64  12.4  Discontinuance of Plan as Applied to an Employer ........................................66  12.5  Merger or Consolidation ..................................................................................67  12.6  Nonforfeitability on Termination or Partial Termination ................................67  12.7  Benefits of Highly Compensated Employees on Termination ........................67  Section 13 Special Rules for Top-Heavy Plans .......................................................................68  13.1  Purpose and Effect ...........................................................................................68  13.2  Top-Heavy Plan ...............................................................................................68  13.3  Key Employee ..................................................................................................69  13.4  Aggregated Plans .............................................................................................69  13.5  Minimum Vesting ............................................................................................70  13.6  Minimum Benefit .............................................................................................70  13.7  No Duplication of Benefits ..............................................................................70  Table I (Actuarial Factors) Table II (Percentage of Life Annuity Payable as Period Certain and Life Annuity) Supplement A (Sara Lee Corporation Consolidated Pension and Retirement Plan) Supplement B (Pannill Knitting Company, Inc. Pension Plan) Supplement C (Champion Products, Inc. Retirement Plan) Supplement D (Champion Products Inc. Hourly Employees’ Pension Plan) Supplement E (Pension Plan of Adams-Millis Corporation) Supplement F (Provisions Relating to Suspension of Benefits) Supplement G (Pension Plan of Adams-Millis Corporation) Supplement H (Bases of Benefits Determined Under Section 4 of Plan) Supplement I (Bases of Benefits Determined Under Section 5 of Plan) Supplement J (Playtex Apparel Pension Plan) Supplement K (National Textiles, L.L.C. Pension Plan) Part A: Provisions Relating to Career Average Formula (Beginning January 1, 1998) Exhibit I to Part A: Benefits Accrued by Participants Under the Pension Plan Provisions of the Sara Lee Corporation Consolidated Pension and Retirement Plan Prior to January 1, 1998 Appendix A to Part A Exhibit I to Appendix A to Part A: Benefits Accrued by Participants Under the Retirement Plan Provisions of the Sara Lee Corporation Consolidated Pension and Retirement Plan Prior to January 1, 1998 Appendix B to Part A Exhibit I to Appendix B to Part A: Benefits Accrued by Certain Former Employees of Champion Products, Inc. in Gaffney, South Carolina Prior to October 31, 1998 Transfer to NTX Part B: Cash Balance Benefit (Beginning January 1, 1998) Supplement L (Maidenform LLC Retirement Plan) Supplement M (Special Rules for Puerto Rican Participants)

-1- HANESBRANDS INC. LEGACY PENSION PLAN SECTION 1 INTRODUCTION 1.1 Background and Purpose The purpose of this Hanesbrands Inc. Legacy Pension Plan is to help provide for the financial security of eligible employees after their retirement in recognition of their service to the Company and certain of its Controlled Group Members. The Plan is a spin-off from the Hanesbrands Inc. Pension Plan. Effective December 1, 2022, all assets and liabilities of the Hanesbrands Inc. Pension Plan were spun-off and transferred to this Plan other than those attributable to certain Participants who are actively employed or deferred vested with a Part B benefit under the former National Textiles, L.L.C. Pension Plan, as defined in Supplement K of this Plan (including the assets and liabilities of each spouse, beneficiary or alternate payee attributable to such Participants). Prior to January 1, 2006, the Hanesbrands Inc. Pension and Retirement Plan was part of the Sara Lee Corporation Consolidated Pension and Retirement Plan (the “SLC Plan”). The SLC Plan was maintained by Sara Lee Corporation and provided benefits under two parts: (a) a “Benefits Part for Selected Employees” (the “SLC Benefits Part”); and (b) a “Sara Lee Branded Apparel Benefits Part” (the “SLBA Benefits Part”); each of which provided the benefits described in said Part to eligible employees defined in that Part. Effective as of the end of December 31, 2005, the SLC Plan spun off to the Hanesbrands Inc. Pension and Retirement Plan those assets and liabilities of the SLC Plan attributable to the frozen benefits of all employees of the Sara Lee Branded Apparel division of Sara Lee Corporation as of December 31, 2005 and all former employees of Sara Lee Corporation and its Controlled Group Members as of December 31, 2005 whose last Employer was the Sara Lee Branded Apparel division of Sara Lee Corporation (regardless of the Part or Parts of the SLC Plan to which their benefits were attributable) (collectively, the “Frozen Benefits”). Notwithstanding the foregoing, the benefits attributable to the following individuals were not spun off from the SLC Plan to the Hanesbrands Inc. Pension and Retirement Plan and do not constitute “Frozen Benefits”: (i) employees of the Sara Lee Branded Apparel division of Sara Lee Corporation who were on long-term disability leave as of December 31, 2005 and who participated in the SLC Benefits Part of the SLC Plan as of such date; and (ii) the following expatriates who were employees of the Sara Lee Intimate Apparel division of Sara Lee Corporation on that date: -2- Name SSN (Last 4 Digits) Adkins, Kirk 2217 Menendez, Rolando 5310 Rogalski, Charles 4604 Sturges, Samuel 3293 Effective August 31, 2009, the name of the Hanesbrands Inc. Pension and Retirement Plan was changed to the Hanesbrands Inc. Pension Plan. Also effective August 31, 2009, the Playtex Apparel Pension Plan and the National Textiles, L.L.C. Pension Plan were merged into the Hanesbrands Inc. Pension Plan. Effective December 31, 2013, the Maidenform LLC Retirement Plan was merged into the Hanesbrands Inc. Pension Plan. The Hanesbrands Inc. Pension Plan was amended and restated in its entirety, effective as of January 1, 2017. 1.2 Adoption of Plan by Controlled Group Members With the consent of the Company, each Controlled Group Member of the Company by whom a Participant is employed shall adopt the Plan and become an Employer thereunder. The adoption of the Plan by any such Controlled Group Member shall be effected by resolution of its board of directors, and the Company’s consent thereto shall be effected by resolution of the Committee. 1.3 Plan Administration The Plan is administered by a Committee consisting of three or more individuals as described in Section 10 below. The Committee may delegate all or any part of its powers, rights, and duties under the Plan to such person or persons as it may deem advisable. 1.4 Funding of Benefits A Fund has been created and shall be maintained for the purposes of the Plan, and the assets thereof shall be held, invested and administered in accordance with the terms of the Trust Agreement between the Company and the Trustee. All contributions made by the Employers shall be paid into the Fund and all benefits payable under the Plan shall be paid from the Fund. No part of the principal or income of the Fund shall be used for, or diverted to, purposes other than for the exclusive benefit of Participants and other persons entitled to benefits hereunder and for the payment of the expenses and fees of the Trustee and expenses of plan administration incurred by the Committee or its authorized agents, to the extent such expenses and fees are not paid by the Employers, except as otherwise provided in Section 9.19. 1.5 Supplements to the Plan From time to time, the Company may adopt Supplements to the Plan for the purpose of modifying the provisions of the Plan as they apply to certain or all Participants or for the purpose of preserving benefits derived from another plan maintained by an Employer or a predecessor company to an Employer. Such Supplements form a part of the Plan as applied to the Participants affected or covered thereby.

-3- SECTION 2 DEFINITIONS The following terms, when used in the Plan, unless the context clearly indicates otherwise, shall have the following respective meanings: 2.1 Actuarial Equivalent The term “Actuarial Equivalent” means, in the case of two or more benefits and except as otherwise provided by law, that the actuarial reserve required to provide one of such benefits is equal to the actuarial reserve required to provide any other of such benefits. Except to the extent otherwise provided in the Tables of Actuarial Factors attached to the Plan and except where otherwise specifically provided elsewhere in the Plan, in determining whether a form of benefit is the Actuarial Equivalent of another form of benefit, the following actuarial assumptions shall be employed: Interest Rate: 8.5% per annum Mortality Table: The 1984 Unisex Pension Mortality Table Except as permitted by law, no reduction in a determination of an Actuarially Equivalent value or amount shall be made if such actuarial assumptions (above or in the applicable referenced Table) are changed subsequent to such determination. An increase in a determination of an Actuarially Equivalent value or amount shall be made if such actuarial assumptions are changed subsequent to such determination and the Participant performs at least one Hour of Service for the Employer after the effective date of such change, unless stated otherwise elsewhere in the Plan. 2.2 Alternative Actuarial Equivalent The term “Alternative Actuarial Equivalent” shall have the same meaning as the term “Actuarial Equivalent” in subsection 2.1 above, except that in lieu of the factors and assumptions otherwise provided in the Tables of Actuarial Factors attached to the Plan or in said subsection 2.1, the following actuarial assumptions shall be employed: (a) For computing benefits payable in the form of a lump sum distribution, Period Certain Annuity, or Social Security Adjustment Option, and for purposes of subparagraph 5.7(i), the assumptions described in this subparagraph (a) or the following subparagraph (b), whichever produce the greater benefit: (i) the interest rate described in Section 417(e)(3)(C) of the Code for the month of October immediately preceding the Plan Year of the adjustment, and -4- (ii) the applicable mortality table described in Section 417(e)(3)(B) of the Code. (b) For all other purposes not described in subparagraph 2.2(a): (i) an interest rate equal to the annual rate of interest on 30-year Treasury securities for the month of October immediately preceding the Plan Year of the adjustment, and (ii) a mortality assumption determined under the “applicable mortality table” as prescribed by IRS Revenue Ruling 2001-62 (the 1994 Group Annuity Reserving Table). 2.3 Code The term “Code” means the Internal Revenue Code of 1986, as amended from time to time. 2.4 Committee The term “Committee” means the Committee appointed to administer the Plan as provided in Section 10. 2.5 Company The term “Company” means Hanesbrands Inc., a Maryland corporation. 2.6 Controlled Group Member The term “Controlled Group Member” means the Company and any affiliated or related corporation which is a member of a controlled group of corporations (within the meaning of Section 1563(a) of the Code determined without regard to Sections 1563(a)(4) and 1563(e)(3)(C)) which includes the Company; or any trade or business (whether or not incorporated), which is under the common control of the Company (within the meaning of Section 414(c) of the Code.) References in the Plan to employment, termination of employment, or periods of service with a Controlled Group Member occurring prior to the Effective Date shall include employment, termination of employment or periods of service with Controlled Group Members of Sara Lee Corporation at the relevant time. 2.7 Credited Service The term “Credited Service” means service for purposes of calculating a Participant’s benefit under the Plan. The types of service included in the calculation of Credited Service for a benefit under the Plan are outlined in the Supplement applicable to that benefit.

-5- 2.8 Early Retirement Date The term “Early Retirement Date” means the first day of the month next following the date of the Participant’s actual termination of employment with all of the Controlled Group Members before his or her Normal Retirement Age but after both attaining age 55 years and completing at least ten Years of Service. 2.9 Effective Date The term “Effective Date” shall mean January 1, 2006. The effective date of this amendment and restatement is January 1, 2017. 2.10 Employee The term “Employee” means any person employed by one or more of the Employers who is on the regular payroll of an Employer and whose wages from the Employer are reported for federal income tax purposes on Internal Revenue Service Form W-2 (or successor or equivalent form). Notwithstanding any provision of the Plan to the contrary, the following individuals are not considered an “Employee” for purposes of the Plan: (a) An individual who performs services for a Controlled Group Member but who is paid by an Employer under a common paymaster arrangement with such Controlled Group Member. (b) An individual who is classified as an independent contractor (or other non- employee classification), regardless of any subsequent reclassification of such individual as an Employee or employee of an Employer by an Employer, any government agency, court, or other third-party. Any such reclassification shall not have a retroactive effect for purposes of the Plan. (c) A nonresident alien receiving no U.S.-source income from any Employer. (d) Any person who is not an Employee of an Employer, but who has provided services to an Employer under primary direction or control of an Employer, on a substantially full-time basis for a period of at least one year, pursuant to an agreement between an Employer and a leasing organization (a “Leased Employee”). If a Participant becomes a Leased Employee and later again becomes an Employee of an Employer, the period during which he or she performs services for an Employer as a Leased Employee shall be taken into account for purposes of vesting under the Plan, unless (i) such Leased Employee is a Participant in a money purchase pension plan maintained by the leasing organization which provides a non-integrated employer contribution of at least 10 percent of compensation, immediate participation for all employees and full and immediate vesting; and (ii) Leased Employees do not constitute -6- more than 20 percent of the Employer’s non-highly compensated workforce. An Employer’s classification as to whether an individual constitutes an Employee shall be determinative for purposes of an individual’s eligibility under the Plan. 2.11 Employer The term “Employer” means the Company and each Controlled Group Member that adopts the Plan in accordance with subsection 1.2 of the Plan. References in the Plan to employment, termination of employment, or periods of service with an Employer occurring prior to the Effective Date shall include employment, termination of employment or periods of service with the Employers under the SLC Plan at the relevant time. 2.12 ERISA The term “ERISA” means the Employee Retirement Income Security Act of 1974, as amended. 2.13 Fund The term “Fund” means the trust fund created and maintained for the purposes of the Plan as described in subsection 1.4 of the Plan and in the Trust Agreement. 2.14 Hour of Service The term “Hour of Service” means each hour for which an Employee is directly or indirectly paid or entitled to payment by an Employer for the performance of duties and for reasons other than the performance of duties, including each hour for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to by an Employer, determined and credited in accordance with Department of Labor Reg. Sec. 2530.200b-2. References in this subsection 2.14 to an Employer shall include any affiliated or related corporation which is a Controlled Group Member. 2.15 Late Retirement Date The term “Late Retirement Date” means, for a Participant, the first day of the month next following the date of the Participant’s actual termination of employment with all of the Controlled Group Members after the Participant’s Normal Retirement Date. 2.16 Maternity or Paternity Absence The term “Maternity or Paternity Absence” means an Employee’s or Participant’s absence from work because of the pregnancy of the Employee or Participant or birth of a child of the Employee or Participant, the placement of a child with the Employee or Participant in connection with the adoption of such child by the Employee or Participant, or for purposes of caring for the child immediately following such birth or placement. The Plan Administrator may

-7- require the Employee or Participant to furnish such information as the Plan Administrator considers necessary to establish that the Employee’s or Participant’s absence was for one of the reasons specified above. 2.17 Merged Plan The term “Merged Plan” means a plan that merged into the Plan after the Effective Date. 2.18 Military Service The term “Military Service” means service rendered in any branch, department, agency or subdivision of the Armed Forces of the United States of America which shall entitle the person rendering such service to reemployment either: (a) Under the laws of the United States of America from time to time in force and effect, or (b) Under rules or policies from time to time adopted by the person’s Employer and uniformly applied to all similarly situated employees. Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service shall be provided in accordance with Section 414(u) of the Code. 2.19 Normal Retirement Age The term “Normal Retirement Age” means, for each Participant, age 65 years. Each Participant’s benefits shall be nonforfeitable at and after his or her Normal Retirement Age. 2.20 Normal Retirement Date The term “Normal Retirement Date” means, for each Participant, the first day of the month coincident with or next following his or her attainment of Normal Retirement Age. 2.21 One Year Break in Service The term “One Year Break in Service” means a 12 consecutive month period commencing on the Employee’s or Participant’s Separation Date (as defined in subsection 2.28) and ending on each anniversary of such date during which the Employee or Participant does not perform an Hour of Service. 2.22 Participant The term “Participant” means a participant in this Plan under Section 3. -8- 2.23 Plan The term “Plan” means the Hanesbrands Inc. Legacy Pension Plan, as set forth herein and as from time to time amended. 2.24 Plan Administrator The term “Plan Administrator” means the person or persons appointed by the Committee in accordance with Section 10 below to administer the Plan. 2.25 Plan Year The term “Plan Year” means each 12-month period beginning on January 1 and ending on the next following December 31. 2.26 Retirement The term “Retirement” means, for a Participant, the Participant’s termination of employment after he or she has met the eligibility requirements for a “Retirement Date” as defined in subsection 2.27 below. References in the Plan to “retirement” or “retire,” for each Participant, are to be interpreted in accordance with this subsection 2.26. 2.27 Retirement Date The term “Retirement Date” means, for a Participant, the Participant’s actual Normal Retirement Date, Early Retirement Date or Late Retirement Date. 2.28 Separation Date The term “Separation Date” means the earlier of (i) the date on which an Employee or Participant quits, retires, is discharged or dies; or (ii) the first anniversary of the first day of any period during which he or she remains absent from service with all Controlled Group Members for any reason other than quit, retirement, discharge or death. An absence by reason of circumstances other than quit, retirement, discharge or death shall be deemed to commence with respect to an Employee on the date he or she is terminated as an Employee on the payroll records of the Employers and Controlled Group Members. For purposes of determining the Separation Date of an Employee or Participant who is absent due to Maternity or Paternity Absence beyond the first anniversary of the first day of such absence, such Employee’s or Participant’s Separation Date shall be deemed to be the second anniversary of the first day of such absence. 2.29 Spouse The term “Spouse” means an individual to whom a Participant is legally married. Effective as of June 26, 2013, a Spouse includes, but is not limited to, a person of the same sex as the Participant, provided the couple was legally married in a jurisdiction that authorizes same- sex marriage (even if the couple lives in a jurisdiction that does not recognize same-sex

-9- marriage). Notwithstanding the foregoing, a person of the same sex as the Participant shall not be a spouse for Plan purposes prior to June 26, 2013. 2.30 Totally Disabled or Total Disability The term “Totally Disabled” or “Total Disability” when used in reference to a Participant means that condition of the Participant resulting from injury or illness (occurring while the Participant was an Employee of an Employer) which: (a) results in such Participant’s entitlement to and receipt of monthly disability insurance benefits under the federal Social Security Act; or (b) results in such Participant’s entitlement to and receipt of (or would result in receipt of but for any applicable benefit waiting period) disability income benefits under a disability income plan maintained or adopted by such Participant’s Employer. 2.31 Trust Agreement The term “Trust Agreement” means the agreement that provides for the establishment of the Fund, as that agreement may from time to time be amended. 2.32 Trustee The term “Trustee” means any corporate trustee or individual trustees acting as such from time to time under the Trust Agreement. 2.33 Years of Service The term “Years of Service” means a Participant’s aggregated “Years of Service” and “Years of Vesting Service” as of December 31, 2005 under the terms of the SLC Plan as then applicable to the Participant, as maintained in the Committee’s records, plus any period of continuous service with the Employers after December 31, 2005, determined in accordance with the following: (a) An Employee’s or Participant’s “Employment Date” means the date he or she first completes an Hour of Service. (b) A Participant shall be credited with one “Year of Service” for each 12-month period of service with the Employers, beginning with the first day of the month in which his or her Employment Date occurs and ending with the last day of the month in which his or her Separation Date occurs. For purposes of this subsection 2.33, during any period of service that is less than 12 months, a Participant shall be credited with one month of service for each -10- month in which the Participant completes at least one day of service with his or her Employer. (c) If within the 12 months immediately following a Participant’s Separation Date, he or she again becomes employed by an Employer and completes an Hour of Service, the period from such Separation Date to the date on which he or she completes such Hour of Service shall be included in his or her Years of Service. (d) Except as provided in subparagraph (e) below, all of a Participant’s Years of Service shall be aggregated. (e) If a former Participant who had no vested right to a benefit under the Plan is reemployed after incurring a One Year Break in Service, his or her Years of Service before the One Year Break in Service shall be disregarded (i) if such break occurred before July 1, 1985 and his or her number of consecutive One Year Breaks in Service equals or exceeds the number of his or her Years of Service before the break; or (ii) if such break occurs on or after July 1, 1985 and his or her number of consecutive One Year Breaks in Service equals or exceeds the greater of (A) his or her number of Years of Service before the break or (B) five. (f) Any period of service with a Controlled Group Member shall be considered as a period of service with an Employer for purposes of determining an Employee’s or Participant’s Years of Service. (g) If prior to 2006 an entity became a Controlled Group Member (or was otherwise acquired by the Company or Sara Lee Corporation) and such entity adopted the Plan or the SLC Plan in accordance with its terms and became covered under the Plan or the SLC Plan (or the Company or Sara Lee Corporation extended the Plan or the SLC Plan to Employees of such entity), then the Committee, in its discretion, may decide (but may not revoke a previous Committee decision hereunder) to include as “Years of Service” all or part of the service of employees who were employed by the entity prior to the date the entity became a Controlled Group Member and who became employees of the Controlled Group in connection with the acquisition of such entity. Any such service treated as Years of Service under this subparagraph (g) shall be granted in a nondiscriminatory manner to Participants similarly situated and in no event shall such service be treated as Credited Service. (h) If the Company shall sell the stock or substantially all of the assets of a Controlled Group Member or of an unincorporated division of the Company, or cease or limit operations at one or more locations

-11- of a division or Controlled Group Member, then the Committee, in its discretion, may decide to fully vest Participants who cease to be Employees as a result of such event in their monthly benefits under the Plan; provided that such discretion shall be exercised in a nondiscriminatory manner with respect to Participants similarly situated. (i) For purposes of Section 4 below, for any Participant who was not actively employed by a Controlled Group Member on or after June 30, 2005, any period of service with an Employer before he or she has attained age 18 years shall be disregarded for purposes of the Plan. (j) If a Participant becomes Totally Disabled, the period during which such a Participant remains Totally Disabled shall be included in his or her Years of Service. For purposes of Sections 4 and 5, such period shall end with his or her Separation Date. (k) For purposes of Section 4 below, a Participant’s number of Years of Service for any period of his or her service occurring before January 1, 1990 shall in no event be less than the number of his or her Years of Service as determined under the terms of the former SLC Plan as in effect immediately before July 1, 1989. (l) A Participant shall be deemed to have continued in service (and thus to have continued accruing Years of Service and not to have incurred a Separation Date) for any period for which he or she shall be required to be given credit for service under any laws of the United States. (m) Subject to the requirements of applicable law, Years of Service shall be granted under the Plan for periods of Military Service in cases where a Participant directly left employment with an Employer to enter Military Service, served satisfactorily in the military for periods not exceeding the time limits specified in the applicable federal statute relating to reemployment of employees returning from Military Service, upon discharge was protected by veterans’ reemployment rights, and the Participant made a timely application in accordance with such statute for reemployment. (n) If a Participant dies while performing qualified military service (within the meaning of Section 414(u)(5) of the Code), such Participant shall be credited with Years of Service for the period of his or her qualified military service for vesting purposes. -12- SECTION 3 PARTICIPATION The following individuals are eligible to be Participants in the Plan: (a) Each individual who was a participant in the SLC Plan on December 31, 2005 or who was then entitled to receive a benefit pursuant to the SLC Plan and whose Frozen Benefits (as defined in subsection 1.1 above) were transferred from the SLC Plan to this Plan on that date (including a Pannill Participant, Champion Participant, Champion Hourly Participant, Adams- Millis Participant, and Adams-Millis Salaried Participant, as defined in Supplements B-E and G of the Plan) became a Participant in this Plan as of the Effective Date. (b) Each current or former Employee entitled to a benefit under a Merged Plan (including a Playtex Participant, an NTX Participant, and a Maidenform Participant) became a Participant in this Plan as of the date specified in the Supplement applicable to the Merged Plan. Except as described above, no individual shall be eligible to become a Participant in the Plan.

-13- SECTION 4 PENSION BENEFITS (BASED ON SLC BENEFITS PART OF SLC PLAN) 4.1 Pension Benefit Certain Participants had accrued all or a portion of their Frozen Benefits pursuant to the terms of the SLC Benefits Part of the SLC Plan applicable to them as of December 31, 2005 (referred to herein as their “Pension Benefit” under this Plan). The provisions of this Section 4 apply solely to Participants’ “Pension Benefits” (if any) under the Plan, and shall not apply to Participants’ “Retirement Benefits” (if any) under Section 5 below or to Playtex, NTX and Maidenform Participants (as defined in Supplements J, K, and L, respectively), except as specifically provided. No additional Pension Benefit (or any other benefits) shall accrue on or after the Effective Date and no period of service or compensation earned on or after the Effective Date shall be taken into account in determining the amount of any Participant’s Pension Benefit. 4.2 Normal Retirement Subject to Section 8 of the Plan, the amount of monthly Pension Benefit payable to a Participant who retires on a Normal Retirement Date shall be an amount equal to the amount of monthly benefit payable at the Participant’s Normal Retirement Date that he or she had accrued as of December 31, 2005 under the terms of the SLC Benefits Part of the SLC Plan applicable to the Participant as of that date, namely: (a) 1.75% of the Participant’s Final Monthly Compensation, multiplied by such Participant’s years of Credited Service not in excess of 35, less (b) The Applicable Percentage (as defined below) of the Participant’s Final 3-Year Monthly Compensation not in excess of the Participant’s Covered Compensation multiplied by such Participant’s years of Credited Service not in excess of 35. The “Applicable Percentage” for purposes of this Section shall mean 0.60% if the Participant’s Social Security Retirement Age is 65; 0.55% if the Participant’s Social Security Retirement Age is 66; and 0.50% if the Participant’s Social Security Retirement Age is 67. All references herein to the basis for determining a Participant’s monthly Pension Benefit including the amounts of Credited Service, Compensation, Final Monthly Compensation, Final 3-Year Monthly Compensation, Covered Compensation, and the Minimum Pension Benefit shall be to those amounts determined with respect to that Participant as of December 31, 2005 under the terms found in Supplement H to the Plan (such terms to be administered in a manner equivalent to the applicable terms of the SLC Benefits Part of the SLC Plan then applicable to the Participant as maintained in the Committee’s records). -14- Subject to the requirements of subsection 6.2 or the Participant’s election of an optional form of payment under Section 6, such monthly benefit shall be payable during the Participant’s lifetime, with the first payment commencing on the Participant’s Normal Retirement Date and the last payment being the payment due immediately preceding or coincident with the Participant’s death. 4.3 Early Retirement Subject to Section 8 of the Plan, a Participant who retires on an Early Retirement Date shall be entitled to a Pension Benefit, commencing on such Participant’s Normal Retirement Date, in an amount determined under subsection 4.2 above. In lieu of a Pension Benefit commencing at Normal Retirement Date, a Participant may elect to receive a monthly benefit commencing on such Participant’s Early Retirement Date or on the first day of any later month prior to his or her Normal Retirement Date. The amount of such monthly benefit shall be determined as follows: (a) First, by reducing the amount determined in accordance with subparagraph 4.2(a) above by 5/12 of one percent thereof for each month by which the date of commencement of such benefit precedes the first day of the month coincident with or next following the month in which the Participant attains age 62. (b) Next, the amount determined under subparagraph 4.3(a) above shall be reduced by an amount determined in accordance with subparagraph 4.2(b) above, but based upon such Participant’s Applicable Percentage derived from the following table of Applicable Percentages:

-15- Number of Months Prior to Normal Retirement Date at Date Payment Commences Attained Age Social Security Retirement Age 65 66 67 1 to 35 62 or older .600% .550% .500% 36 62 .600 .550 .500 48 61 .550 .500 .475 60 60 .500 .475 .450 72 59 .475 .450 .425 84 58 .450 .425 .400 96 57 .425 .400 .375 108 56 .400 .375 .344 120 55 .375 .344 .316 If the number of months by which commencement of payment of the Participant’s Pension Benefit precedes the Participant’s Normal Retirement Date is not shown in the above table, the Applicable Percentage shall be determined by interpolation between the nearest two values. Subject to the requirements of subsection 6.2 or the Participant’s election of an optional form of payment under Section 6, such monthly benefit shall be payable to the Participant on the first day of each calendar month during the Participant’s lifetime, with the last payment being the payment due immediately preceding or coincident with the Participant’s death. 4.4 Late Retirement A Participant who continues in the employ of an Employer or other Controlled Group Member after his or her Normal Retirement Date shall be entitled to a Pension Benefit, commencing on the earlier of his or her Late Retirement Date or Required Commencement Date. Subject to Section 8 of the Plan, the amount of such monthly Pension Benefit shall be computed in accordance with subsection 4.2 above, but shall be actuarially increased to reflect the aggregate amount of monthly payments which were not paid to such Participant for those calendar months, if any, beginning after the Participant’s Normal Retirement Date during which the Participant completed less than 40 Hours of Service. Subject to the requirements of subsection 6.2 or the Participant’s election of an alternate form of payment under Section 6 below, such monthly Pension Benefit shall be payable to the Participant on the first day of each calendar month during the Participant’s lifetime, with the last payment being the payment due immediately preceding or coincident with the Participant’s death. In no event shall the amount of monthly Pension Benefit payable to a Participant under this subsection 4.4 be less than the monthly Pension Benefit the Participant would have received had he or she retired on his or her Normal Retirement Date. Any actuarial adjustments required pursuant to the foregoing provisions of this subsection shall be determined using the Alternative Actuarial Equivalent assumptions specified in subparagraph 2.2(b). -16- 4.5 Monthly Deferred Vested Pension Benefit Each Participant whose employment is terminated before his or her Retirement Date for any reason other than death and who has completed at least five Years of Service shall have a nonforfeitable and fully vested right to a monthly deferred vested Pension Benefit commencing at his or her Normal Retirement Date in an amount determined in accordance with subsection 4.2 above. The payment options specified under subsection 6.4 (except for the 50% and 75% Contingent Annuitant Option under subparagraph 6.4(b)) shall not be available to a Participant who is entitled to a monthly deferred vested Pension Benefit under this subsection 4.5. In lieu of payment of a monthly deferred vested Pension Benefit commencing at Normal Retirement Date in accordance with the preceding sentence, a Participant may elect to have his or her monthly deferred vested Pension Benefit be paid in an Actuarially Equivalent reduced amount as of the later of (i) the first day of any month occurring on or after his or her attainment of age 55 years; or (ii) the first day of any month following the date of his or her termination of employment but before his or her Normal Retirement Date; provided, that such an election shall be filed with the Plan Administrator at least 30 days before payments are to commence. 4.6 Surviving Spouse’s Benefit A monthly surviving Spouse’s benefit shall be payable to the surviving Spouse of a Participant who is entitled to a Pension Benefit under this Section 4 and who dies after termination of employment with all Employers and other Controlled Group Members but before the date upon which payment of the monthly Pension Benefit is to commence. Such monthly surviving Spouse’s benefit shall be in an amount equal to the amount determined in accordance with and payable pursuant to the applicable one of the following: (a) If the Participant’s death occurs after incurring a termination of employment with all Employers and other Controlled Group Members and prior to his or her Early Retirement Date, the amount of such monthly surviving Spouse’s benefit shall be an amount equal to one-half of the amount of monthly deferred vested Pension Benefit, payable in the form of the Qualified Joint and Survivor Annuity to which the Participant would have been entitled under subsection 6.2 commencing on the first day of the month coincident with or next following the Participant’s 55th birthday or, if later, the date of the Participant’s death. Unless the surviving Spouse elects otherwise as described below, payment of the monthly surviving Spouse’s benefit under this subparagraph (a) shall commence as of the first day of the month coincident with or next following the date the Participant would have attained age 55 years or, if later, the first day of the month coincident with or next following the Participant’s death. (b) If the Participant’s death occurs after retirement on an Early Retirement Date, but before payment of the Participant’s monthly Pension Benefit is to commence, the amount of such monthly

-17- surviving Spouse’s benefit shall be an amount equal to one-half of the amount of monthly Pension Benefit, payable in the form of the Qualified Joint and Survivor Annuity to which the Participant would have been entitled under subsection 6.2 commencing on the first day of the month coincident with or next following the date of the Participant’s death. Unless the surviving Spouse elects otherwise as described below, payment of a monthly surviving Spouse’s benefit under this subparagraph (b) shall commence on the first day of the month coincident with or next following the Participant’s death. A monthly surviving Spouse’s benefit payable under this subsection 4.6 shall be payable commencing on the applicable date specified above and on the first day of each calendar month thereafter during the surviving Spouse’s lifetime with the last payment being the payment due next preceding or coincident with such surviving Spouse’s death; provided, however, that if the Participant had not attained his or her Normal Retirement Age prior to his or her death, the Participant’s surviving Spouse must consent to the commencement of payments to be made pursuant to subparagraphs 4.6(a) or 4.6(b) or may elect to commence receipt of such benefit on the first day of any subsequent month; provided further, that payment of the surviving Spouse’s benefit shall commence no later than the first day of the month coincident with or next following the date on which the Participant would have attained his or her Normal Retirement Age. The benefit under this subsection 4.6 payable to a surviving Spouse who does not consent to immediate commencement of benefits shall be computed as if the Participant had deferred commencement of his Pension Benefit until the day benefits under this subsection 4.6 actually are to commence. 4.7 Active Employee Death Benefit A death benefit shall be payable to the beneficiary or beneficiaries of a Participant who dies after completion of five Years of Service or after attainment of Normal Retirement Age and whose death occurs while in the employ of an Employer or other Controlled Group Member (or after the Participant has ceased active employment on account of Total Disability, which Total Disability continued until his or her date of death), subject to the following: (a) If the Participant is legally married on the date of his or her death, the Participant’s surviving Spouse shall be the beneficiary of the death benefit, which shall be a monthly benefit equal to 50 percent of the amount of monthly pension that would be payable to the Participant for his or her life only commencing at his or her Normal Retirement Date (or in the case of a Participant who dies after attainment of Normal Retirement Age, commencing as of the first day of the month coincident with or next following the date of his or her death). Payment of the Spouse’s monthly death benefit shall commence on the first day of the month coincident or next following the Participant’s death, with the last payment being the payment due next preceding or coincident with the Spouse’s death; -18- provided, however, that if the Participant had not attained his or her Normal Retirement Age prior to his or her death, the Participant’s surviving Spouse must consent to the commencement of payments to be made pursuant to this subparagraph or may elect to commence receipt of such benefit on the first day of any subsequent month; provided further, that payment of the surviving Spouse’s benefit shall commence no later than the first day of the month coincident with or next following the date on which the Participant would have attained his or her Normal Retirement Age. Notwithstanding the foregoing, the surviving Spouse may elect, within 60 days of being notified of his or her right to such election, to receive the Alternative Actuarial Equivalent of the monthly death benefit in the form of a single lump sum payment, in lieu of such monthly death benefit, payable as soon as possible following the Participant’s death. (b) Notwithstanding the foregoing, a married Participant may elect alternative or additional beneficiaries, other than the Participant’s Spouse, to receive the death benefit or a portion of the death benefit that would otherwise be payable to the Participant’s Spouse. The Participant may make or change this election at any time prior to his or her death by delivering to the Plan Administrator a written statement naming the alternative or additional beneficiaries. A Participant’s election of alternative or additional beneficiaries, other than the Participant’s Spouse, under this subsection 4.7 shall be effective only if the Participant obtains his or her Spouse’s written, notarized consent to the naming of alternative or additional beneficiary or beneficiaries. (c) If the Participant is not legally married on the date of his or her death, the death benefit shall be paid to the Participant’s designated beneficiary or beneficiaries. (d) If any portion of the death benefit is payable to a beneficiary who is not the Participant’s Spouse, that portion shall be paid in a single lump sum, which shall be the Alternative Actuarial Equivalent of the monthly death benefit that would otherwise be payable to a surviving Spouse determined assuming the Participant’s Spouse was the same age as the Participant. The lump sum death benefit shall be paid to the beneficiary or beneficiaries as soon as possible following the Participant’s death. (e) If the Participant elects more than one beneficiary, including the Participant’s Spouse, to receive the death benefit, the percentage of the death benefit to be paid to each beneficiary shall be paid in accordance with the designation by the Participant. If one or more

-19- of the beneficiaries have predeceased the Participant, the amount of the benefits to be paid to the remaining beneficiaries shall be determined proportionately, in accordance with the Participant’s election. (f) If a Participant has not named a beneficiary or if all named beneficiaries have predeceased the Participant, a single lump sum payment shall be made in the following manner: (i) to the Participant’s surviving Spouse, if any or (ii) if the Participant does not have a surviving Spouse, to or for the benefit of the legal representative or representatives of the Participant’s estate. Such lump sum payment shall be the Alternative Actuarial Equivalent of the monthly death benefit otherwise payable to a Spouse assuming the Participant’s Spouse was the same age as the Participant. Notwithstanding the foregoing, if payment is to be made to a surviving Spouse, the surviving Spouse may elect, within 60 days of being notified of his or her right to such election, to receive a monthly death benefit or the Alternative Actuarial Equivalent of the monthly death benefit in the form of a single lump sum payment. (g) For purposes of this subsection 4.7, if the surviving Spouse elects to receive a single lump sum payment equal to the Alternative Actuarial Equivalent of the monthly death benefit that would otherwise be payable, or if the designated beneficiary is not the surviving Spouse, the death benefit shall be the greater of the lump sum: (i) calculated using the Participant’s age or the Spouse’s age, as applicable, and the interest rate assumption in effect at the date of the Participant’s death, plus interest due for the period between the date of the Participant’s death and the date of distribution calculated using the interest rate in effect under subsection 6.13; or (ii) calculated using the Participant’s age or the Spouse’s age, as applicable, and interest rate assumption in effect at the date of distribution, adjusted for the amount of the monthly payments that would have been made during the period between the date of the Participant’s death and the date of distribution, including interest calculated using the interest rate in effect under subsection 6.13. (h) Once a Participant terminates employment, the death benefit described in this subsection 4.7 shall no longer be available, and the Participant’s designation of a beneficiary to receive the active employee death benefit under this subsection 4.7 shall expire. However, upon the Participant’s termination of employment, the Participant’s Spouse shall be eligible to receive any applicable -20- surviving Spouse’s benefit in accordance with subsection 4.6 next above. (i) In the event a Participant retires and begins receiving Pension Benefits hereunder, and is rehired by an Employer or Controlled Group Member on or after August 1, 2015, such Participant shall not become eligible for the death benefit described in this subsection 4.7 following his or her reemployment.

-21- SECTION 5 RETIREMENT BENEFITS (BASED ON SLBA BENEFITS PART OF SLC PLAN) 5.1 Retirement Benefit Certain Participants had accrued all or a portion of their Frozen Benefits pursuant to the terms of the SLBA Benefits Part of the SLC Plan applicable to them as of December 31, 2005 (referred herein as their “Retirement Benefit” under this Plan). The provisions of this Section 5 apply solely to Participants’ “Retirement Benefits” (if any) under the Plan, and shall not apply to Participants’ “Pension Benefits” (if any) under Section 4 above or to Playtex, NTXand Maidenform Participants (as defined in Supplements J, K, and L, respectively), except as specifically provided. No additional Retirement Benefit (or any other benefits) shall accrue on or after the Effective Date and no period of service or compensation earned on or after the Effective Date shall be taken into account in determining the amount of any Participant’s Retirement Benefit. 5.2 Normal Retirement Subject to Section 8 of the Plan, the amount of monthly Retirement Benefit payable to a Participant who retires on a Normal Retirement Date shall be an amount equal to the amount of monthly benefit payable at the Participant’s Normal Retirement Date that he or she had accrued as of December 31, 2005 under the terms of the SLBA Benefits Part of the SLC Plan applicable to the Participant as of that date, as determined in accordance with Supplement I to the Plan (such provisions of Supplement I to be administered in a manner equivalent to the applicable terms of the SLBA Benefits Part of the SLC Plan then applicable to the Participant as maintained in the Committee’s records). Subject to the requirements of subsection 6.2 or the Participant’s election of an optional form of payment under Section 6, such monthly Retirement Benefit shall be payable during the Participant’s lifetime, with the first payment commencing on the Participant’s Normal Retirement Date and the last payment being the payment due immediately preceding or coincident with the Participant’s death. 5.3 Early Retirement Subject to Section 8 of the Plan, a Participant who retires on an Early Retirement Date shall be entitled to a Retirement Benefit, commencing on such Participant’s Normal Retirement Date, in an amount determined under subsection 5.2 above and payable in accordance with Section 6 of the Plan. In lieu of a Retirement Benefit commencing at Normal Retirement Date, a Participant may elect to receive a monthly Retirement Benefit commencing on such Participant’s Early Retirement Date or on the first day of any later month prior to his or her Normal Retirement Date. The amount of such monthly Retirement Benefit shall be reduced to take into account the Participant’s younger age and the early commencement of his or her -22- Retirement Benefit as determined above in this subsection 5.3, by the following applicable factor: Participant’s Attained Birthday on Date Benefits Commence Applicable Factor (Interpolate for Months) 55 .500 56 .540 57 .580 58 .620 59 .660 60 .700 61 .760 62 .820 63 .880 64 .940 65 1.00 Such election must be in writing and filed with the Committee at such time as the Committee shall determine. 5.4 Late Retirement A Participant who continues in the employ of an Employer or Controlled Group Member after his or her Normal Retirement Date shall be entitled to a monthly Retirement Benefit, commencing on the earlier of his or her Late Retirement Date or Required Commencement Date, and payable in accordance with Section 6. Subject to Section 8 of the Plan, the amount of his or her monthly benefit shall be computed in accordance with subsection 5.2 above, but shall be actuarially increased to reflect the aggregate amount of monthly benefit payments which were not paid to such Participant for those calendar months (if any) beginning on or after his or her Normal Retirement Date during which he or she completed less than 40 hours of service. In no event shall the amount of monthly retirement income payable to a Participant under this subsection 5.4 be less than the monthly retirement income the Participant would have received had he or she retired on his or her Normal Retirement Date. Any actuarial adjustments required pursuant to the foregoing provisions of this subsection shall be determined using the Alternative Actuarial Equivalent assumptions specified in subparagraph 2.2(b). 5.5 Monthly Deferred Vested Retirement Benefit A Participant whose employment with all of the Employers is terminated before his or her Retirement Date for any reason other than death, but after the Participant has completed five or more Years of Service, shall be entitled to a monthly deferred vested Retirement Benefit commencing on his or her Normal Retirement Date and payable in accordance with Section 6 below, in an amount determined in accordance with subsection 5.2 above. The payment options specified under subsection 6.4 (except for the 50% and 75% Contingent Annuitant Option under subparagraph 6.4(b)) shall not be available to a Participant

-23- who is entitled to a monthly deferred vested Retirement Benefit under this subsection 5.5. A Participant who is entitled to a monthly deferred vested Retirement Benefit in accordance with the first sentence of this subsection 5.5 and who has completed at least 10 Years of Service may elect to have such benefit commence as of the first day of any month on or after he or she attains age 55 years but before his or her Normal Retirement Date; provided such benefit shall be reduced by the applicable factors in the table in subsection 5.3 to reflect the Participant’s younger age and the earlier commencement of his or her benefits. 5.6 Surviving Spouse’s Benefit A monthly surviving Spouse’s benefit shall be payable to the surviving Spouse of a Participant who dies after termination of employment with all Employers and other Controlled Group Members and who is entitled to a Retirement Benefit under this Section 5 but dies before the date upon which payment of the Participant’s monthly Retirement Benefit is to commence. Such monthly surviving Spouse’s benefit shall be in an amount equal to the amount determined in accordance with and payable pursuant to the applicable one of the following: (a) If the Participant’s death occurs after terminating employment with all Employers and other Controlled Group Members and prior to his or her Early Retirement Date, the amount of such monthly surviving Spouse’s benefit shall be an amount equal to one-half of the amount of monthly deferred vested Retirement Benefit, payable in the form of the Qualified Joint and Survivor Annuity to which the Participant would have been entitled under subsection 6.2, based on the Participant’s vested Retirement Benefit determined as of his or her date of death. Unless the surviving Spouse elects otherwise as described below, payment of the monthly surviving Spouse’s benefit under this subparagraph (a) shall commence on the first day of the month coincident with or next following the later of the date the Participant would first have been able to begin receiving Retirement Benefits or the Participant’s death. (b) If the Participant’s death occurs after retirement on an Early Retirement Date, but before payment of the Participant’s monthly Retirement Benefit is to commence, the amount of such monthly surviving Spouse’s benefit shall be an amount equal to one-half of the amount of monthly Retirement Benefit, payable in the form of the Qualified Joint and Survivor Annuity to which the Participant would have been entitled under subsection 6.2 commencing on the first day of the month coincident or next following the date of the Participant’s death. Unless the surviving Spouse elects otherwise as described below, payment of a monthly surviving Spouse’s benefit under this subparagraph (b) shall commence on the first day of the month coincident with or next following the Participant’s death. -24- A monthly surviving Spouse’s benefit payable under this subsection 5.6 shall be payable commencing on the applicable date specified above and on the first day of each calendar month thereafter during the surviving Spouse’s lifetime with the last payment being the payment due next preceding or coincident with such surviving Spouse’s death; provided, however, that if the Participant had not attained his or her Normal Retirement Age prior to his or her death, the Participant’s surviving Spouse must consent to the commencement of payments to be made pursuant to subparagraphs 5.6(a) or 5.6(b) or may elect to commence receipt of such benefit on the first day of any subsequent month; provided further, that payment of the surviving Spouse’s benefit shall commence no later than the first day of the month coincident with or next following the date on which the Participant would have attained his or her Normal Retirement Age. The benefit under this subsection 5.6 payable to a surviving Spouse who does not consent to immediate commencement of benefits shall be computed as if the Participant had deferred commencement of his Retirement Benefit until the day benefits under this subsection 5.6 actually are to commence. 5.7 Active Employee Death Benefit A death benefit shall be payable to the beneficiary or beneficiaries of a Participant who dies after completion of five Years of Service or after attainment of Normal Retirement Age and whose death occurs while in the employ of an Employer or other Controlled Group Member, subject to the following: (a) If the Participant is legally married on the date of his or her death, the Participant’s surviving Spouse shall be the beneficiary of the death benefit, which shall be a monthly benefit equal to 50 percent of the amount of the Qualified Joint and Survivor Annuity that would have been payable to the Participant commencing on the first day of the month coincident or next following his or her death. Payment of the Spouse’s monthly death benefit shall commence on the first day of the month coincident with or next following the Participant’s death, with the last payment being the payment due next preceding or coincident with the Spouse’s death; provided, however, that if the Participant had not attained his or her Normal Retirement Age prior to his or her death, the Participant’s surviving Spouse must consent to the commencement of payments to be made pursuant to this subparagraph or may elect to commence receipt of such benefit on the first day of any subsequent month; provided further, that payment of the surviving Spouse’s benefit shall commence no later than the first day of the month coincident with or next following the date on which the Participant would have attained his or her Normal Retirement Age. Notwithstanding the foregoing, the surviving Spouse may elect, within 60 days of being notified of his or her right to such election, to receive the Alternative Actuarial Equivalent of the monthly death benefit in the form of a single lump sum payment, in lieu of

-25- such monthly death benefit, payable as soon as possible following the Participant’s death. (b) Notwithstanding the foregoing, a married Participant may elect alternative or additional beneficiaries, other than the Participant’s Spouse, to receive the death benefit or a portion of the death benefit that would otherwise be payable to the Participant’s Spouse. The Participant may make or change this election at any time prior to his or her death by delivering to the Plan Administrator a written statement naming the alternative or additional beneficiaries. A Participant’s election of alternative or additional beneficiaries, other than the Participant’s Spouse, under this subsection 5.7 shall be effective only if the Participant obtains his or her Spouse’s written, notarized consent to the naming of alternative or additional beneficiary or beneficiaries. (c) If the Participant is not legally married on the date of his or her death, the death benefit shall be paid to the Participant’s designated beneficiary or beneficiaries. (d) If any portion of the death benefit is payable to a beneficiary who is not the Participant’s Spouse, that portion shall be paid in a single lump sum, which shall be the Alternative Actuarial Equivalent of the monthly death benefit that would otherwise be payable to a surviving Spouse determined assuming the Participant’s Spouse was the same age as the Participant. The lump sum death benefit shall be paid to the beneficiary or beneficiaries as soon as possible following the Participant’s death. (e) If the Participant elects more than one beneficiary, including the Participant’s Spouse, to receive the death benefit, the percentage of the death benefit to be paid to each beneficiary shall be paid in accordance with the designation by the Participant. If one or more of the beneficiaries have predeceased the Participant, the amount of the benefits to be paid to the remaining beneficiaries shall be determined proportionately, in accordance with the Participant’s election. (f) If a Participant has not named a beneficiary or if all named beneficiaries have predeceased the Participant, a single lump sum payment shall be made in the following manner: (i) to the Participant’s surviving Spouse, if any or (ii) if the Participant does not have a surviving Spouse, to or for the benefit of the legal representative or representatives of the Participant’s estate. Such lump sum payment shall be the Alternative Actuarial Equivalent of the monthly death benefit otherwise payable to a Spouse assuming -26- the Participant’s Spouse was the same age as the Participant. Notwithstanding the foregoing, if payment is to be made to a surviving Spouse, the surviving Spouse may elect, within 60 days of being notified of his or her right to such election, to receive a monthly death benefit or the Alternative Actuarial Equivalent of the monthly death benefit in the form of a single lump sum payment. (g) For purposes of this subsection 5.7, if the surviving Spouse elects to receive a single lump sum payment equal to the Alternative Actuarial Equivalent of the monthly death benefit that would otherwise be payable, or if the designated beneficiary is not the surviving Spouse, the death benefit shall be the greater of the lump sum: (i) calculated using the Participant’s age or the Spouse’s age, as applicable, and the interest rate assumption in effect at the date of the Participant’s death, plus interest due for the period between the date of the Participant’s death and the date of distribution calculated using the interest rate in effect under subsection 6.13; or (ii) calculated using the Participant’s age or the Spouse’s age, as applicable, and interest rate assumption in effect at the date of distribution, adjusted for the amount of the monthly payments that would have been made during the period between the date of the Participant’s death and the date of distribution, including interest calculated using the interest rate in effect under subsection 6.13. (h) Once a Participant terminates employment, the death benefit described in this subsection 5.7 shall no longer be available, and the Participant’s designation of a beneficiary to receive the active employee death benefit under this subsection 5.7 shall expire. However, upon the Participant’s termination of employment, the Participant’s Spouse shall be eligible to receive any applicable surviving Spouse’s benefit in accordance with subsection 5.6 next above. (i) Notwithstanding the foregoing, in the event a death benefit is payable under this subsection, either in annuity form or as a lump sum, prior to the date the Participant would have attained age 55, such benefit shall be the Alternative Actuarial Equivalent of 50 percent of the benefit the Participant would have received under the Qualified Joint and Survivor Annuity commencing on the first day of the month coincident with or next following his 55th birthday. (j) In the event a Participant retires and begins receiving Retirement Benefits hereunder, and is rehired by an Employer or Controlled Group Member on or after August 1, 2015, such Participant shall

-27- not become eligible for the death benefit described in this subsection 5.7 following his or her reemployment. -28- SECTION 6 PAYMENT OF BENEFITS 6.1 Normal Form of Payment Except as otherwise specifically provided in subsections 6.2 through 6.5 below, payments to a Participant of Pension Benefits under Section 4 above and/or Retirement Benefits under Section 5 above (collectively referred to below at times as the Participant’s “benefit,” “monthly benefit,” or “benefit payment(s)”) shall be made monthly, with the first payment to be made on the Participant’s Normal Retirement Date (or such earlier or later date as may be determined under the Plan). Thereafter, such monthly benefit payments shall be payable on the first day of each calendar month during the Participant’s lifetime. 6.2 Qualified and Optional Joint and Survivor Annuities If a Participant is legally married on the date benefit payments are to commence, such Participant’s monthly benefit shall be payable in the form of a Qualified Joint and Survivor Annuity, in lieu of the normal form and amount of payment described in subsection 6.1 above. Such Qualified Joint and Survivor Annuity shall provide for payment of a reduced monthly benefit during the Participant’s lifetime, and upon the Participant’s death, a continuing payment to the Participant’s surviving Spouse for the balance of the Spouse’s lifetime in an amount equal to 50 percent of the monthly benefit payable to the Participant while living. In lieu of this Qualified Joint and Survivor Annuity, the Participant may elect to receive a “Qualified Optional Survivor Annuity,” which provides a reduced monthly benefit during the Participant’s lifetime, and upon the Participant’s death, provides a continuing payment to the Participant’s surviving Spouse for the balance of the Spouse’s lifetime in an amount equal to 75 percent of the amount payable to the Participant while living. However, benefits shall be paid to a Participant’s Spouse under this subsection only if the Participant and Spouse were married when the Participant’s benefit payments commenced. Payments to a Participant under this subsection 6.2 shall commence at the time specified in subsection 6.1 above. However, payment of a Participant’s benefit shall not be made under this subsection 6.2 if the Participant files an election with the Plan Administrator, in accordance with subsection 6.3 below, to receive payment in the form of a single life annuity as described in subsection 6.1 above, or if the Participant elects an optional form of payment under this Section 6. The amount of the monthly benefit payment under this subsection 6.2 shall be the Actuarial Equivalent of the amount of the benefit under subsection 6.1; provided that, benefits payable in the form of the Qualified Joint and Survivor Annuity benefit shall be adjusted as necessary to satisfy the most valuable annuity requirements of the Code, Treasury Regulations Section 1.401(a)-20, and applicable guidance issued thereunder. 6.3 Election to Waive Qualified/Optional Survivor Annuities A Participant may make a written election to waive the Qualified Joint and Survivor Annuity at any time during the 180-day period ending on the date payment of his or her benefit commences. Such an election shall be effective only if the Participant’s Spouse consents to the election in writing and such consent acknowledges the effect of the election and is

-29- witnessed by a notary public. Notwithstanding the foregoing, spousal consent shall not be required if the Participant certifies, in a manner satisfactory to the Committee, that his or her Spouse cannot be located. No less than 30 days and no more than 180 days before a Participant begins to receive a benefit under this Section 6, the Plan Administrator shall furnish the Participant with a written explanation of (i) the terms and conditions of the Qualified Joint and Survivor Annuity and the Qualified Optional Survivor Annuity under subsection 6.2 above, (ii) the relative value of each form of payment available to the Participant in a manner that satisfies the notice requirements of Section 417(a)(3) of the Code and the regulations thereunder, (iii) the Participant’s right to make, and the effect of, an election to waive the Qualified Joint and Survivor Annuity, (iv) the requirements of spousal consent to such waiver, and (v) the Participant’s right to make, and the effect of, a revocation of such a waiver. Such explanation may be provided less than 30 days before the Participant’s benefit commencement date if either: (a) the Participant so elects, with spousal consent, and his or her annuity commences at least 7 days after the explanation is provided, or (b) the explanation is provided after the Participant’s Retroactive Annuity Starting Date (as defined below) and the actual distribution commences at least 30 days after the explanation is provided. An election under this subsection 6.3 may be revoked by a Participant at any time prior to the date payment of his or her benefits commences. For purposes of this subsection 6.3, a Participant’s Spouse means the Spouse to whom the Participant was married at the date payment of his or her benefits commenced. A married Participant shall be required to obtain spousal consent under this subsection 6.3 for the election of any form of payment other than the Qualified Joint and Survivor Annuity. A Participant’s “Annuity Starting Date” means the first day of the first period for which an amount is payable as an annuity, or in case of a benefit not payable in the form of an annuity, the first day on which all events have occurred which entitle the Participant to such benefit. . A “Retroactive Annuity Starting Date” is an Annuity Starting Date that occurs on or before the date on which the written explanation described in this subsection 6.3 is provided to a Participant. Under the Plan, a “Retroactive Annuity Starting Date” may only be (i) the first day of the month following a Participant’s termination of employment, assuming the Participant is eligible to commence payments at such date, or (ii) the Participant’s Normal Retirement Date. The Committee shall adopt administrative procedures for benefit calculations using a Retroactive Annuity Starting Date. In the event that a Participant otherwise satisfied the requirements to receive a benefit calculated as of a certain Annuity Starting Date and there was a failure to provide the written explanation described in this subsection 6.3 within the requisite time frame prior to the requested Annuity Starting Date, the Participant may choose between the following: (a) Subject to the requirements of the Code, a benefit calculated as of a future Annuity Starting Date and commencing on such date that complies with this subsection 6.3, which benefit shall be adjusted in accordance with the applicable Plan factors to reflect commencement on such future Annuity Starting Date; or (b) The sum of monthly benefits that otherwise would have been payable from the Participant’s Retroactive Annuity Starting Date -30- or Normal Retirement Date (as applicable), accumulated with interest at the 30-year Treasury rate published for the month of October immediately preceding the Plan Year in which such payment is made, as of his or her benefit commencement date in a lump sum, with the monthly benefit calculated as of his or her Retroactive Annuity Starting Date or Normal Retirement Date (as applicable) paid thereafter. The monthly benefit shall be payable in any form permissible under the Plan except for the Period Certain Annuity, the Social Security Adjustment Option, or a lump sum. Notwithstanding the foregoing, a Participant covered under this subparagraph (b) who has already passed his or her Normal Retirement Date may receive his or her benefit in any form permissible under the Plan. An election under this subparagraph (b) shall be effective only if made within 60 days after the Participant is notified of his or her right to elect a Retroactive Annuity Starting Date and if the election and distribution comply with the requirements of Section 417 of the Code and Treasury Regulations issued thereunder, including spousal consent, calculation, benefit limitation, and benefit timing requirements. Notwithstanding the foregoing, the choice between the options described in subparagraphs (a) and (b) above shall not apply to a Participant who has already passed his or her Normal Retirement Date. Such Participant’s benefit shall be paid in accordance with subparagraph (b) above with a Retroactive Annuity Starting Date of the later of the Participant’s Normal Retirement Date or the first of the month next following the Participant’s termination of employment. In addition, notwithstanding the foregoing, the option described in subparagraph (b) above shall not be available to a Participant who is entitled to a monthly deferred vested Pension Benefit or Retirement Benefit pursuant to Section 4 or 5, respectively, unless that Participant has already passed his or her Normal Retirement Date. Notwithstanding the foregoing, the payment of benefits to a Participant who commences his or her benefit after the Participant’s requested Annuity Starting Date or Normal Retirement Date, as applicable, due solely to administrative delay shall be subject to subsection 6.13. 6.4 Optional Forms of Payment In lieu of the form and amount of benefit specified in subsection 6.1 or 6.2 above, and subject to the next following sentence, in the event a participant terminates employment on a Normal, Early or Late Retirement Date, a Participant may elect one of the following optional forms of payment subject to the requirements of subsection 6.6 below (each of which is Actuarially Equivalent to the form of payment specified in subsection 6.1). The payment options specified below (except for the 50% and 75% Contingent Annuitant Option in subparagraph (b) below) shall not be available to a Participant who is entitled to a monthly deferred vested Pension Benefit or monthly deferred vested Retirement Benefit under subsection 4.5 or 5.5 above:

-31- (a) Period Certain and Life Annuity. A reduced monthly benefit payable during the Participant’s lifetime on the same payment dates set forth in Section 4 or 5 above as applicable, and, if the Participant dies within a period of ten years (or five or fifteen years, as elected by the Participant, in the case of a Pension Benefit or, effective for payments commencing on or after January 1, 2007, in the case of a Retirement Benefit) after the first monthly payment is made, a monthly benefit of the same amount payable for the balance of said period to the person or persons designated by the Participant as the beneficiary to receive such monthly benefit. However, if the Participant’s designated beneficiary is a trust or the Participant’s estate, the remaining monthly benefits shall be payable in an actuarially equivalent lump sum (determined pursuant to subsection 6.11). (b) Contingent Annuitant Option. A reduced monthly benefit payable during the Participant’s lifetime on the same payment dates as set forth in Section 4 or 5 above as applicable, and, if the beneficiary designated by the Participant survives the Participant, a monthly benefit of the same amount (or three-quarters, two-thirds or one- half thereof, as indicated by the Participant in the election) payable to said beneficiary for life, commencing on the first day of the month next following the month in which the Participant dies and ending with the payment due next preceding or coincident with said beneficiary’s death. (c) Period Certain Annuity (Retirement Benefits Only). An increased monthly Retirement Benefit payable to the Participant on the same dates set forth in Section 5 above, in equal monthly installments for a period certain elected by the Participant of not less than five years and not more than ten years and, if the Participant shall die prior to expiration of such period, a monthly Retirement Benefit of the same amount payable for the balance of such period to the person or persons designated by the Participant as the beneficiary to receive such monthly benefit. A Participant’s Retirement Benefit under this subparagraph (c) shall be determined using Alternative Actuarial Equivalent assumptions. However, if the Participant’s designated beneficiary is a trust or the Participant’s estate, the remaining monthly benefits shall be payable in an actuarially equivalent lump sum (determined pursuant to subsection 6.11) (d) Social Security Adjustment Option (Pension Benefits Only). In the case of an otherwise eligible Participant who becomes entitled to receive a Pension Benefit under Section 4 above before the earliest -32- age at which the Participant is eligible to receive Social Security benefits, an increased monthly Pension Benefit payable prior to the time such Participant becomes eligible for benefits under Social Security and a reduced amount thereafter, in order that the Participant may receive, insofar as practicable, a constant total monthly amount of Pension Benefit and from Social Security benefits. A Participant’s Pension Benefit under this subparagraph (d) shall be the Actuarial Equivalent of the normal form of payment provided under subsection 6.1 above. Notwithstanding the foregoing, a Participant’s Pension Benefit under this subparagraph (d) shall not be less than the Social Security Adjustment Option using Alternative Actuarial Equivalent assumptions. An election under this subparagraph (d) may be made with respect to a Pension Benefit in conjunction with an option available under subparagraph 6.4(a) or (b) above, but may not be made by a Participant who elects a Retroactive Annuity Starting Date under subsection 6.3 above. 6.5 Optional Forms of Payment Available to Participants Entitled to a Monthly Deferred Vested Pension Benefit or Retirement Benefit In lieu of a monthly benefit payable under the preceding applicable provisions of this Section 6, a Participant entitled to a monthly deferred vested Pension Benefit or monthly deferred vested Retirement Benefit under subsection 4.5 or 5.5, respectively, may elect, subject to the requirements of subsection 6.6 below, a 50% or 75% Contingent Annuitant Option which is a reduced monthly benefit payable during the Participant’s lifetime on the same payment dates set forth in subsection 4.5 or 5.5 above, as applicable and, if the beneficiary designated by the Participant survives the Participant, a monthly benefit of 50% or 75%, as applicable, payable to said beneficiary for life, commencing on the first day of the month next following the month in which the Participant dies and ending with the payment due next preceding or coincident with said beneficiary’s death. This optional form of payment shall commence no later than the date the Participant’s benefit in the normal form would otherwise commence under subsection 6.1 and shall comply with the requirements of Section 401(a)(9) of the Code and the regulations thereunder. 6.6 Election and Discontinuance of Options A Participant’s election of an optional form of payment specified in accordance with subsections 6.4 and 6.5 shall be subject to the following rules: (a) Election. Election of an optional form of payment payable under subsections 6.4 or 6.5 may be made by a Participant by delivering to the Plan Administrator a written request containing such provisions as the Plan Administrator may specify or require.

-33- (b) Effective Date of Election. Election of an optional form of payment payable under subsection 6.4 or 6.5 is effective on the date payment of the Participant’s benefit in the optional form is to commence. If a Participant has elected an optional form of payment but dies before payments in the optional form are to commence, no payments under the option shall be made to the Participant; provided, however, if the Participant is married at the time of death and has elected a Contingent Annuitant Option under subparagraph 6.4(b) or subsection 6.5 above with his or her surviving Spouse as beneficiary, then the monthly surviving Spouse’s benefit payable under subsection 4.6 and/or 5.6, as applicable, shall be calculated based on that optional form of benefit elected by the Participant. (c) Death of Beneficiary of a Joint and Survivor Annuity or Contingent Annuitant Option. If a Participant elects the Joint and Survivor Annuity under subsection 6.2 or Contingent Annuitant Option under subparagraph 6.4(b) or subsection 6.5 and the person designated as beneficiary by the Participant dies before the date payments to the Participant commence, the option elected shall be automatically canceled, and the monthly payments payable to such Participant hereunder shall be made as though such election had not been made, unless another election can be and is made by the Participant. (d) Death of Beneficiary of Period Certain and Life Annuity or Period Certain Annuity. If a Participant elects the optional form of payment under subparagraph 6.4(a) or (c) and the person or persons designated as beneficiary by the Participant dies before the Participant, the option shall remain in effect and, unless the Participant designates another person or persons to receive any benefits payable under the option after the Participant’s death, such benefits shall be payable in an actuarially equivalent lump sum (determined pursuant to subsection 6.11) in the following manner: (i) to the Participant’s surviving Spouse, if any or (ii) if the Participant does not have a surviving Spouse, to or for the benefit of the legal representative or representatives of the Participant’s estate. If the person or persons designated as beneficiary by the Participant dies after the Participant and before all benefits payable under the option have been paid to such beneficiary, such benefits shall be paid in a lump sum (determined pursuant to subsection 6.11) in the following manner: (i) to the beneficiary’s surviving Spouse, if any or (ii) if the beneficiary does not have a surviving Spouse, to or for the benefit of the legal representative or representatives of the beneficiary’s estate. -34- (e) Irrevocability of Option. An optional form may not be changed, canceled or revoked on or after the date payment under the optional form has commenced. (f) Change of Beneficiary after Payments Commence. A Participant may not change his or her beneficiary after commencing payment in the form of a Contingent Annuitant Option. A Participant who has elected payment in the form of a Period Certain and Life Annuity or Period Certain Annuity may change his or her beneficiary at any time if the Participant’s Spouse consents to the change in accordance with subsection 6.3, if applicable. 6.7 Reemployment (a) If a former Employee who is receiving a monthly Pension Benefit and/or Retirement Benefit is reemployed by a Controlled Group Member on or after August 1, 2015, such Participant’s Pension Benefit or Retirement Benefit shall continue to be paid to such Participant during the Participant’s period of reemployment. (b) If a former Employee who was receiving a monthly Pension Benefit and/or Retirement Benefit was reemployed by a Controlled Group Member before August 1, 2015, the following rules applied: (i) If a former Employee who was receiving a monthly Pension Benefit and/or Retirement Benefit was reemployed by a Controlled Group Member other than as a temporary Employee (as defined below) before the Participant’s Required Commencement Date (as defined in subsection 6.9 below), no Pension Benefit or Retirement Benefit shall be payable to such Participant during the Participant’s period of reemployment (except as required by subsection 6.9 below). Upon termination of reemployment, payment of the Pension Benefit and/or Retirement Benefit to which the Participant was entitled prior to reemployment shall resume in an amount adjusted to reflect the applicable terms of the Plan as then in effect and shall be actuarially adjusted to reflect any payments the Participant previously received. If a Participant who is receiving a monthly Pension Benefit or Retirement Benefit is reemployed by a Controlled Group Member on or after such Participant’s Required Commencement Date, payment of such Participant’s monthly benefit shall be continued as if the Participant had not been reemployed, and such benefit shall be adjusted to the extent provided in subsection 4.4 or 5.4, as applicable. Any actuarial adjustments required pursuant to the foregoing provisions of this subparagraph shall be determined using Alternative Actuarial Equivalent assumptions.

-35- (ii) Notwithstanding subparagraph (i) above, if a former Participant was reemployed on a temporary basis, his or her benefit payments continued. For this purpose, service of an Employee was deemed to be temporary if it was not expected to continue for more than three calendar months (or to aggregate to more than three calendar months in any Plan Year). If an Employee reentered service temporarily, and he or she subsequently continued in service for more than a temporary period (or otherwise changed from status as a temporary Employee to a non-temporary Employee), his or her benefit payments under the Plan shall thereupon ceased. (iii) A new annuity starting date applies to any additional benefit earned during any period of reemployment. 6.8 Suspension of Benefits In the event that a Participant continues working for a Controlled Group Member beyond Normal Retirement Age, the Plan Administrator shall issue a suspension of benefits notice to such Participant pursuant to the rules and procedures provided under Department of Labor regulations Section 2530.203-3. If the Plan Administrator fails to timely issue such suspension of benefits notice, the Participant’s benefit shall be actuarially increased to reflect the value of the benefit payments suspended prior to issuance of the notice. For purposes of this subsection 6.8, the actuarial increase shall be determined using Alternative Actuarial Equivalent assumptions. In the event that the adjustments to the benefit amount are made after the annuity starting date due to actuarially increased benefits, the total of adjusted amounts shall be paid retroactively to the original annuity starting date, in one lump sum payment, including interest using the interest rate in effect under subsection 6.13. If the Participant and beneficiary are deceased when this retroactive adjustment is paid, the single lump sum payment shall be made in the following manner: (i) the surviving Spouse, if any, of the last to die of the Participant or the beneficiary or (ii) if neither the Participant nor the beneficiary has a surviving Spouse, to or for the benefit of the legal representative or representatives of the estate of the last to die of the Participant or the beneficiary. The foregoing provisions of this subsection 6.8 shall also apply to any Participant who was reemployed by a Controlled Group Member after attaining Normal Retirement Age but prior to August 1, 2015. If a Participant is reemployed on or after August 1, 2015, the Participant’s benefits shall not be suspended. 6.9 Commencement of Benefits Unless a Participant otherwise elects in accordance with rules established by the Committee, payment of the Participant’s benefit shall commence not later than the 60th day following the close of the Plan Year in which the latest of the following occurs: (a) the Participant attains Normal Retirement Age; (b) the tenth anniversary of the Participant’s participation in the Plan (including the SLC Plan); or (c) the Participant’s termination of employment. If payment of a Participant’s benefit begins prior to his or her death, any remaining -36- benefit or survivor benefit shall be distributed at least as rapidly as under the method of distribution used as of the date of the Participant’s death. Payment of each Participant’s benefit under the Plan must commence by April 1 of the calendar year next following the later of the calendar year in which the Participant attains age 70½ or the calendar year in which the Participant retires (the “Required Commencement Date”); provided, that the Required Commencement Date of a Participant who is a five-percent owner (as defined in Section 416 of the Code) is April 1 of the calendar year next following the calendar year in which such Participant attains age 70½. Notwithstanding any provision of the Plan to the contrary, the Plan shall apply the minimum distribution requirements under Section 401(a)(9) of the Code in accordance with final and temporary regulations under Section 401(a)(9) of the Code that were issued by the Internal Revenue Service on April 17, 2002 and June 15, 2004 (as corrected on November 22, 2004). Any actuarial increases required pursuant to Section 401(a)(9) of the Code shall be determined using Alternative Actuarial Equivalent assumptions. Notwithstanding the foregoing, an active Participant who, prior to January 1, 2000, had begun receiving minimum required distributions pursuant to Section 401(a)(9) of the Code shall continue to receive benefit payments and shall have his or her benefits recalculated and adjusted each year until the earlier of January 1, 2006 or his or her Late Retirement Date. Notwithstanding the foregoing, a Participant who had begun receiving minimum required distributions under the Plan pursuant to Section 401(a)(9) of the Code may elect, upon the Participant’s Late Retirement Date, to receive any additional benefits he or she accrues after his or her Normal Retirement Age but prior to January 1, 2006 in one of the optional forms of payment specified in subsection 6.4 above. If the Participant dies prior to the commencement of distribution of the Participant’s benefit, distribution of any remaining interest in his or her benefit to his or her designated beneficiary shall be completed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death. Notwithstanding the foregoing, in the event that the Participant’s Spouse is his or her designated beneficiary, distribution to the Spouse must commence no later than the later of the December 31 of the calendar year in which the deceased Participant would have attained age 70½ had he or she survived, or the December 31 following the close of the calendar year in which the Participant’s death occurred. If the surviving Spouse dies before such distribution has commenced, then the five-year distribution requirement of this subsection 6.9 shall apply as if the Spouse were the Participant. Notwithstanding any provision of the Plan to the contrary, all distributions shall satisfy the minimum distribution requirements under Section 401(a)(9) of the Code and the applicable Treasury Regulations, including the minimum distribution incidental benefit requirements. 6.10 Effect of Qualified Domestic Relations Orders Notwithstanding any provision of the Plan to the contrary, payment of a Participant’s benefit shall be subject to the requirements of any domestic relations order relating to such Participant or such Participant’s benefit which the Plan Administrator determines to constitute a qualified domestic relations order, as defined in Section 414(p) of the Code. Subject to subsection 6.11, the alternate payee may elect to receive payment in any form available to the

-37- Participant under the Plan other than a joint and survivor annuity with a subsequent spouse as the contingent annuitant. 6.11 Small Benefits Notwithstanding any provision of the Plan to the contrary: (a) If the present value of a Participant’s entire nonforfeitable accrued benefit does not exceed $5,000, the Committee shall cause such present value to be paid to the Participant as soon as possible following the Participant’s Separation Date, as follows: (i) If the present value of such benefit is $1,000 or less, the Committee shall cause such present value to be distributed as a single lump sum payment in cash; or (ii) If the present value of such benefit exceeds $1,000 but does not exceed $5,000, then the Participant may elect to have such present value distributed as a single lump sum payment in cash or as a direct rollover as described in subsection 6.12. If the Participant fails to specify the manner of distribution, then such distribution shall be paid in a direct rollover to an individual retirement arrangement designated by the Committee. (b) If the present value of a beneficiary’s benefit under the Plan does not exceed $5,000, such beneficiary may elect to have such present value distributed as a single lump sum payment in cash or as a direct rollover as described in subsection 6.12. If the beneficiary fails to specify the manner of distribution, then the Committee shall cause such present value to be distributed as a single lump sum payment in cash. (c) If the present value of an alternate payee’s benefit under the Plan does not exceed $5,000, such alternate payee may elect to have such present value distributed as a single lump sum payment in cash or as a direct rollover as described in subsection 6.12. If the alternate payee fails to specify the manner of distribution, then the Committee shall cause such present value to be distributed as a single lump sum payment in cash. (d) For purposes of this subsection 6.11, present value shall be calculated using the Alternative Actuarial Equivalent assumptions and the age of the Participant, beneficiary, or alternate payee as of -38- the distribution date. Notwithstanding the foregoing, if the distribution date occurs after the Participant’s Normal Retirement Date (or, if later, after the Participant’s Late Retirement Date), the value of the benefit shall be the greater of the lump sum: (i) calculated using Alternative Actuarial Equivalent assumptions and the age of the Participant, beneficiary, or alternate payee (as applicable) as of the Participant’s Normal (or Late) Retirement Date, plus interest due for the period between the Normal (or Late) Retirement Date and the date of distribution calculated using the interest rate in effect under subsection 6.13; or (ii) calculated using the Alternative Actuarial Equivalent assumptions and the age of the Participant, beneficiary, or alternate payee (as applicable) at the date of distribution, adjusted for the amount of monthly payments that would have been made during the period between the Participant’s Normal (or Late) Retirement Date and the date of distribution, including interest calculated using the interest rate in effect under subsection 6.13. (e) The provisions of this subsection shall apply to a Plan Participant or a Plan Participant’s beneficiary or alternate payee regardless of the Participant’s Separation Date. 6.12 Direct Transfer of Eligible Rollover Distributions Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee’s election under this subsection 6.12, a distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover. Definitions: (a) Eligible rollover distributions: An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee’s designated beneficiary, or for a specified period of ten years or more; any distribution on account of financial hardship; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

-39- (b) Eligible retirement plan: An eligible retirement plan is one of the following types of plans that accepts the distributee’s eligible rollover distribution: an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, an annuity contract described in Section 403(b) of the Code that agrees to separately account for amounts transferred into such plan, an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state which agrees to separately account for amounts transferred into such plan, or a qualified trust described in Section 401(a) of the Code. (c) Distributee: A distributee includes an Employee or former Employee. In addition, the Employee’s or former Employee’s surviving Spouse and the Employee’s or former Employee’s Spouse or former Spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the Spouse or former Spouse. (d) Direct rollover: A direct rollover is a payment by the plan to the eligible retirement plan specified by the distributee. If a direct trustee-to-trustee transfer is made to an individual retirement account or annuity described in Section 408(a) or (b) of the Code that is established for the purpose of receiving a distribution on behalf of a non-Spouse designated beneficiary (as defined by Section 401(a)(9)(E) of the Code), the transfer shall be treated as an eligible rollover distribution for purposes of this Plan and Section 402(c) of the Code. Each election under this subsection 6.12 shall be made at such time and in such manner as the Committee shall determine and shall be effective only in accordance with such rules as shall be established from time to time by the Committee. 6.13 Interest on Delayed Payments To the extent interest is payable on delayed monthly benefit payments, interest shall be calculated based on the annual rate of interest on a 30-year Treasury security published for the month of October immediately preceding the Plan Year in which such payment is made. Payments shall be treated as delayed for purposes of this subsection 6.13 pursuant to rules adopted by the Committee on a uniform and nondiscriminatory basis in accordance with Section 10 of the Plan. -40- 6.14 Death During Qualified Military Service Notwithstanding any provision of the Plan to the contrary, in the case of a Participant who dies while performing qualified military service (as defined in Section 414(u) of the Code) on or after January 1, 2007, the survivors of such Participant are entitled to any benefits (other than benefit accruals relating to the period of qualified military service) provided under the Plan had the Participant resumed and then terminated employment on account of death. 6.15 Qualified Rollover Contributions to Roth IRAs In accordance with Section 408A of the Code and the regulations and other guidance issued thereunder, a distributee may elect to roll over any portion of an eligible rollover distribution (as defined in subparagraph 6.12(a)) to a Roth IRA in a qualified rollover contribution (as defined in Section 408A of the Code) if the rollover requirements of Section 402(c) of the Code are met.

-41- SECTION 7 CONTRIBUTIONS 7.1 Employer Contributions Subject to the provisions of Section 12, the Employers expect and intend to contribute to the Plan from time to time such amounts as shall be required under accepted actuarial principles to maintain the Plan in a sound condition. Contributions to the Plan are conditioned on their deductibility under Section 404 of the Code. 7.2 Participant Contributions No Participant shall be required or permitted to make any contributions under the Plan. 7.3 Minimum Funding Standards The Company shall cause to be maintained a funding standard account which shall be credited with contributions and gains and charged with costs and losses for each Plan Year in accordance with Section 412 of the Code. Employer contributions to the Plan for each Plan Year shall be made by such times and in such amounts as are required by said Section 412. 7.4 Application of Forfeitures Forfeitures arising under the Plan for any reason shall not be used to increase the benefit any person otherwise would be entitled to receive under the Plan at any time prior to termination of the Plan or prior to the complete discontinuance of contributions by that person’s employer. The amounts so forfeited shall be used to reduce Employer contributions under the Plan. 7.5 Funding-Based Limitations on Benefits and Benefit Accruals Effective with the 2008 Plan Year, the Plan may not be amended or pay any benefits unless it complies with the below requirements of Section 436 of the Code. However, the limitations in subparagraphs (b), (c)(ii) and (d) shall not apply to: (i) any benefit payments under Section 411(a)(11) of the Code that are immediately distributable without the Participant’s consent, (ii) any benefit payments with an annuity starting date (as defined in Section 436 of the Code and Treasury Regulations) on or after a Section 436 measurement date (as defined in Section 436 of the Code and Treasury Regulations) when such limitations no longer apply, and (iii) any payments in connection with a Plan termination in accordance with applicable law. In addition, the Employers may avoid or terminate the limitations in subparagraphs (a), (b), (c), and (d) for a Plan Year if the Employers elect and contribute the amount or security required under Section 436 of the Code and Treasury Regulations. -42- (a) During any Plan Year in which the Plan’s adjusted funding target attainment percentage (as defined in Section 436 of the Code and the Treasury Regulations) is 60% or greater but less than 80%, or would be in such range when taking into account the actions described in this subparagraph, the Plan shall not be amended to increase liabilities of the Plan by reason of increases in benefits, establishment of new benefits, changing the rate of benefit accrual, or changing the rate at which benefits become nonforfeitable. If a Plan amendment does not take effect because of this limitation, but is permitted to take effect later in the same Plan Year due to additional contributions or an enrolled actuary’s certification that the adjusted funding target attainment percentage meets the requirements of Section 436 of the Code, then the Plan amendment shall take effect automatically as of the later of the first day of the Plan Year or the effective date of the Plan amendment. If a Plan amendment cannot take effect during the Plan Year due to these limitations, then the Plan amendment shall be treated as not adopted, unless the Plan amendment provides otherwise. (b) During any Plan Year in which the Plan’s adjusted funding target attainment percentage is 60% or greater but less than 80% or would be in such range when taking into account any actions described in subparagraph (a) above, then a Participant or beneficiary is not permitted to elect an optional form of benefit that includes a prohibited payment (as defined in Section 436 of the Code and Treasury Regulations), and the Plan shall not pay any prohibited payment, with respect to an annuity starting date that is on or after the applicable Section 436 measurement date, unless the present value of the portion that reflects the prohibited payment does not exceed the smaller of (i) 50% of the present value of the benefit payable in the optional benefit form that includes the prohibited payment, or (ii) 100% of the present value of the maximum guaranteed benefit determined by the Pension Benefit Guaranty Corporation (as defined in Treasury Regulations issued under Section 436 of the Code). The Plan may make only one prohibited payment (or series of prohibited payments under a single optional form of benefit) to a Participant and his or her beneficiaries during any period of consecutive Plan Years to which the limitations of this subparagraph (b) apply. When the limitations of this paragraph apply, the Participant’s or beneficiary’s benefit shall be subject to the following rules: (i) The Participant or beneficiary may elect to bifurcate his or her accrued benefit into restricted and unrestricted portions (as determined pursuant to

-43- Treasury Regulations issued under Section 436 of the Code). In this case, the Participant or beneficiary shall elect different forms of payment for each portion, subject to applicable Plan provisions; provided that, the Participant shall be required to name the same beneficiary under each payment form if survivor benefits are provided under more than one of the elected payment forms; and provided further, that a Participant shall be required to name the same beneficiary with respect to all benefits provided under Supplement K except for benefits under Appendix A to Part A of Supplement K to the Plan. (ii) In lieu of electing a bifurcated benefit under subparagraph (i) above, the Participant or beneficiary may elect to defer receipt of his or her entire accrued benefit until after the end of the restricted period (but not later than his or her Normal Retirement Date), or the Participant or beneficiary may elect to receive his or her entire accrued benefit in any optional form of benefit under the Plan that does not include a prohibited payment. (iii) If any payment required to be made under the terms of the Plan includes a prohibited payment and no optional forms of payment are available for the restricted portion of the payment, then the unrestricted portion shall be paid in the specified form and the restricted portion shall be paid in the form of a 20-year certain annuity form subject to the requirements of Section 401(a)(9) of the Code. (iv) Notwithstanding the provisions of subparagraphs (i) through (iii) above, if the Participant or beneficiary is entitled to benefits under more than one Plan benefit formula or sub-plan, then the Participant or beneficiary may make separate elections under this subparagraph (b) with respect to each separate formula or sub-plan benefit, subject to all applicable Plan provisions. Following the end of the restricted period, any payments that commenced during the restricted period shall continue to be paid in the same form(s) as originally elected. However, if any periodic payments -44- are being made to an estate or trust due to the foregoing restrictions, then the remaining value of such payments shall be made in a lump sum as soon as possible following the end of the restricted period. (c) During any Plan Year in which the Plan’s adjusted funding target attainment percentage for a Plan Year is or would be less than 60% as the result of the payment of an unpredictable contingent event benefit (as defined in Section 436 of the Code and Treasury Regulations) that occurs in the Plan Year as described in subparagraph (i) below, then the following limitations shall apply: (i) The Plan shall not pay the unpredictable contingent event benefit. However, if the unpredictable contingent event benefit is restricted, but can be paid later in the same Plan Year due to additional contributions or an enrolled actuary’s certification that the adjusted funding target attainment percentage meets the requirements of Section 436 of the Code, then the unpredictable contingent event benefit shall be paid retroactive to the date provided in the Plan. If Section 436 of the Code restricts payment of an unpredictable contingent event benefit during the Plan Year, then the Plan shall be treated as if it does not provide for such benefit; (ii) The Plan shall not pay or allow a Participant or beneficiary to elect an optional form of payment that includes a prohibited payment with respect to an annuity starting date that is on or after the applicable Section 436 measurement date. However, when such limitations apply, the Participant or beneficiary may elect an alternate optional form of benefit payment permitted under the Plan; and (iii) The Plan shall cease benefit accruals as of the applicable Section 436 measurement date. If benefit accruals cease pursuant to this subparagraph, the Plan shall not be amended to increase Plan liabilities by reason of an increase in benefits or establishment of new benefits. If benefit accruals or Plan amendments do not take effect because of this limitation, but are permitted to take effect later in the same Plan Year due to additional contributions or an enrolled actuary’s certification that the adjusted funding target attainment

-45- percentage meets the requirements of Section 436 of the Code, then such benefit accruals or amendments shall take effect automatically as of the later of the first day of the Plan Year or the effective date of the Plan benefit accrual or amendment. Alternatively, if the Plan amendment cannot take effect during the same Plan Year, then the Plan amendment shall be treated as not adopted, unless otherwise specified in the Plan amendment. Benefit accruals also shall resume prospectively for service on or after that later Section 436 measurement date, except as otherwise provided in the Plan or in an amendment. In such case, the Plan shall comply with the rules relating to partial years of participation and the prohibition on double proration under Department of Labor Regulations. (d) During any period in which the Company is a debtor in a case under Title 11 of the United States Code, or similar federal or state law, the Plan shall not pay or allow a Participant or beneficiary to elect an optional form of payment that includes a prohibited payment with respect to an annuity starting date that occurs during such period, except for payments with an annuity starting date that occurs on or after the Section 436 measurement date on which the Plan’s enrolled actuary certifies that the Plan’s adjusted funding target attainment percentage for that Plan Year is not less than 100%. (e) If (i) the Plan’s enrolled actuary has not issued a certification of the Plan’s adjusted funding target attainment percentage for the current Plan Year, (ii) the Plan’s enrolled actuary does not issue a certification of the Plan’s adjusted funding target attainment percentage for the current Plan Year before the first day of the fourth month or the tenth month of the Plan Year, or (iii) the Plan’s enrolled actuary issues a range certification for the current Plan Year pursuant to Treasury Regulations but does not issue a certification of the specific adjusted funding target attainment percentage by the last day of the Plan Year, then certain presumptions apply under Section 436(h) of the Code and Treasury Regulations. For any period during which a presumption applies, the limitations described in subparagraphs (a) through (c) above are applied as if the Plan’s adjusted funding target attainment percentage for the Plan Year was the presumed adjusted funding target attainment percentage, as determined under Section 436 of the Code and the applicable Treasury Regulations. During any -46- period in which none of these presumptions applies to the Plan, and if the Plan’s enrolled actuary has not yet issued a certification of the Plan’s adjusted funding target attainment percentage for the Plan Year, then the limitations under subparagraphs (a) and (c)(i) shall be based on the inclusive presumed adjusted funding target attainment percentage for the Plan, calculated in accordance with Treasury Regulations. (f) In accordance with Section 101(j) of ERISA, the Plan Administrator shall provide a written notice to Plan Participants and beneficiaries generally within 30 days after the dates specified in Section 436 of the Code and Treasury Regulations if the Plan becomes subject to the benefit limitations of Section 436 of the Code. (g) For purposes of determining whether the prohibited payment provisions of subparagraph (b) or (c)(ii) apply to any Social Security level income option, or whether the accrual limitations of subparagraph (c)(iii) apply, the Special Rule for Certain Years under Section 436(j)(3) of the Code, Treasury Regulations, and supplemental Treasury guidance shall apply, except to the extent dictated by the Preservation of Access to Care for Medicare Beneficiaries and Pension Relief Act of 2010, as applicable. The limitations and restrictions described in this subsection 7.5 shall be applied in accordance with Section 436 of the Code and applicable Treasury Regulations and other guidance issued thereunder, each as amended from time to time, the requirements of which are incorporated herein by reference to the extent not specifically provided above.

-47- SECTION 8 LIMITATIONS ON BENEFITS 8.1 In General Notwithstanding any other provisions of the Plan, benefits under the Plan for each Participant are subject to the following restrictions of this Section. 8.2 Limitations on Benefits Notwithstanding any other provisions of the Plan, the aggregate annual retirement benefit that may be paid to a Participant may not at any time within any limitation year exceed the limitations contained in Section 415 of the Code. Plan benefits shall accrue and shall be paid in accordance with Section 415 of the Code and applicable Treasury Regulations issued thereunder, the requirements of which are incorporated herein by reference to the extent not specifically provided for in this subsection 8.2. (a) The maximum benefit permitted under the Plan, and under all other defined benefit plans (as defined in Section 414(j) of the Code) maintained by an Employer or any Controlled Group Member that must be aggregated with the Plan, payable as an annual benefit for the life of the Participant shall not exceed the lesser of: (i) $245,000 (as adjusted effective January 1 of each year under Section 415(d) of the Code in such manner as the Secretary shall prescribe), or (ii) an amount equal to the Participant’s average annual compensation in his or her highest three-year consecutive period (as defined in Section 415(b) of the Code and the applicable Treasury Regulations thereunder). If the Participant’s benefit accrual would exceed the maximum benefit permitted as described in the preceding sentence, the Participant’s benefit shall be limited or the rate of accrual reduced. However, the foregoing limitations shall not reduce the Participant’s accrued benefit under all defined benefit plans of the Employer or a predecessor Employer to be less than the accrued benefit under all defined benefit plans of the Employer or a predecessor Employer as of December 31, 2007 under provisions of such plans in effect before April 5, 2007. (b) In the case of a Participant who has not completed at least 10 years of participation in the Plan, the maximum amount of aggregate annual benefits in clause (i) of subparagraph 8.2(a) above shall be multiplied by a fraction the numerator of which is the number of years (or part thereof) of participation in the Plan the Participant has completed (but not less than one) and the denominator of which is 10. In the case of a Participant who has not completed at -48- least 10 Years of Service with an Employer, the maximum amount of aggregate annual benefits in clause (ii) of subparagraph 8.2(a) above shall be multiplied by a fraction the numerator of which is the number of years (or part thereof) of service with the Employer the Participant has completed (but not less than one) and the denominator of which is 10. (c) The determination of the actuarial equivalent form of annual benefit other than a straight life annuity shall be made in accordance with paragraph (i) or (ii) below. Notwithstanding any provision of this subsection 8.2 to the contrary, all such adjustments shall be made as required under the Economic Growth and Tax Relief Reconciliation Act of 2001, the Pension Funding Equity Act of 2004, the Pension Protection Act of 2006, the Worker, Retiree and Employer Recovery Act of 2008, and any guidance published in the Internal Revenue Bulletin. (i) The actuarial equivalent shall be determined under this paragraph (i) for any benefit in the form of a nondecreasing annuity (other than a straight life annuity) payable for a period of not less than the life of the Participant (or, in the case of a qualified pre- retirement survivor annuity, the life of the surviving Spouse), or a benefit form that decreases during the life of the Participant merely because of the death of the survivor annuitant (but only if the reduction is not below 50% of the benefit payable before the death of the survivor annuitant), or the cessation or reduction of Social Security supplements or qualified disability payments (as defined in Section 401(a)(11) of the Code). The actuarial equivalent straight life annuity is equal to the greater of: (A) the annual amount of the straight life annuity (if any) payable to the Participant under the Plan commencing at the same annuity starting date as the Participant’s form of benefit, and (B) the annual amount of the straight life annuity commencing at the same annuity starting date that has the same actuarial present value as the Participant’s form of benefit, computed using a 5% interest rate assumption and the applicable mortality table described in Section 417(e)(3)(B) of the Code (or such other mortality table as may be prescribed by the Internal Revenue Service) for that annuity starting date.

-49- (ii) In determining the actuarial equivalent of a form of benefit other than a benefit form described in subparagraph 8.2(c)(i) above, the actuarial equivalent straight life annuity is equal to the annual amount of the straight life annuity commencing at the same annuity starting date that has the same actuarial present value as the Participant’s form of benefit, computed using whichever of the following produces the greatest annual amount: (A) the Interest Rate and Mortality Table specified in subsection 2.1 of the Plan for adjusting benefits in the same form; (B) a 5.5% interest rate assumption and the applicable mortality table described in Section 417(e)(3)(B) of the Code (or such other mortality table as may be prescribed by the Internal Revenue Service), and (C) the interest rate on 30- year Treasury securities and the applicable mortality table described in Section 417(e)(3)(B) of the Code (or such other mortality table as may be prescribed by the Internal Revenue Service), divided by 1.05. (d) If a Participant’s annuity starting date is either before the date the Participant attains age 62 or after the date the Participant attains age 65, the maximum amount of aggregate annual benefits in clause (i) of subparagraph 8.2(a) shall be adjusted according to this paragraph (d). Notwithstanding any provision of this subsection 8.2 to the contrary, all such adjustments shall be made as required under the Economic Growth and Tax Relief Reconciliation Act of 2001, the Pension Funding Equity Act of 2004, the Pension Protection Act of 2006, and the Worker, Retiree, and Employer Recovery Act of 2008, and any guidance published in the Internal Revenue Bulletin. (i) If the Participant’s annuity starting date occurs before age 62, the maximum amount in clause (i) of subparagraph 8.2(a) shall be adjusted so that it is the lesser of: (A) the actuarial equivalent of said amount (adjusted under subparagraph 8.2(b) above for years of participation less than 10, if required), with the actuarial equivalent computed using a 5% interest rate and the applicable mortality table described in Section 417(e)(3)(B) of the Code (or such other mortality table as may be prescribed by the Internal Revenue Service), and (B) the maximum amount in clause (i) of subparagraph -50- 8.2(a) (adjusted under subparagraph 8.2(b) above for years of participation less than 10, if required) multiplied by the ratio of the annual amount of the Participant’s straight life annuity under the Plan at the Participant’s annuity starting date to the annual amount of the immediately commencing straight life annuity under the Plan at age 62, both determined without applying the limitations of this subsection 8.2. (ii) If the Participant’s annuity starting date occurs after age 65, the maximum dollar limitation at the Participant’s annuity starting date shall be the lesser of: (A) the actuarial equivalent of said amount (adjusted under subparagraph 8.2(b) above for years of participation less than 10, if required), with the actuarial equivalent computed using a 5% interest rate and the applicable mortality table described in Section 417(e)(3)(B) of the Code (or such other mortality table as may be prescribed by the Internal Revenue Service), and (B) the maximum amount in clause (i) of subparagraph 8.2(a) (adjusted under subparagraph 8.2(b) above for years of participation less than 10, if required), multiplied by the ratio of the annual amount of the adjusted immediately commencing straight life annuity under the Plan at the Participant’s annuity starting date to the annual amount of the adjusted immediately commencing straight life annuity under the Plan at age 65, both determined without applying the limitations of this subsection 8.2. For this purpose, the adjusted immediately commencing straight life annuity under the Plan at the Participant’s annuity starting date is the annual amount of such annuity payable to the Participant, computed disregarding the Participant’s accruals after age 65 but including actuarial adjustments even if those actuarial adjustments are used to offset accruals; and the adjusted immediately commencing straight life annuity under the Plan at age 65 is the annual amount of such annuity that would be payable under the Plan to a hypothetical participant who is age 65 and has the same accrued benefit as the Participant.

-51- (iii) Notwithstanding the foregoing, any decrease in the adjusted defined benefit dollar limitation determined in accordance with this subsection 8.2 shall not reflect any mortality decrement to the extent that benefits shall not be forfeited upon the death of the Participant. If any benefits are forfeited upon death, the full mortality decrement is taken into account. (e) For purposes of this subsection, a Participant’s “compensation” means compensation within the meaning of Section 415(c)(3) of the Code and Treasury Regulations sections 1.415(c)-2(d)(4), including any differential wage payments (as defined in Section 3401(h)(2) of the Code), subject to the following rules: (i) Compensation shall include elective amounts that are not includible in the gross income of the Participant by reason of Sections 125, 132(f) and 402(g)(3) of the Code. (ii) Compensation for a Plan Year shall include compensation paid by the later of 2-1/2 months after a Participant’s severance from employment with the Employers or the end of the Plan Year that includes the date of the Participant’s severance from employment with the Employers, if: (A) The payment is regular compensation for services during the Participant’s regular working hours, or compensation for services outside the Participant’s regular working hours (such as overtime or shift differential), commissions, bonuses, or other similar payments, and absent a severance from employment, the payments would have been paid to the Participant while the Participant continued in employment with the Employers; or (B) The payment is for unused accrued bona fide sick, vacation or other leave that the Participant would have been able to use if employment had continued. -52- Any payment not described above shall not be considered compensation if paid after severance from employment, even if paid by the later of 2-1/2 months after the date of severance from employment or the end of the Plan Year that includes the date of severance from employment, except for payments to an individual who does not currently perform services for the Employers by reason of qualified military service (within the meaning of Section 414(u)(5) of the Code) to the extent these payments do not exceed the amounts the individual would have received if the individual had continued to perform services for the Employers rather than entering qualified military service. (iii) A Participant’s compensation for a Plan Year shall not include compensation in excess of the limitation under Section 401(a)(17) of the Code in effect for the Plan Year. (f) Notwithstanding the foregoing, if an Employer (and any other Controlled Group Member) has not at any time maintained a defined contribution plan in which the Participant participated and if the benefits payable with respect to such Participant under the Plan and all related defined benefit plans of the Employer and all other members of all controlled groups do not exceed $10,000 for the Plan Year or for any prior Plan Year, the benefits payable with respect to a Participant hereunder shall be deemed not to exceed the limitations imposed under this subsection 8.2. For purposes of identifying related plans with respect to each Controlled Group Member under this subsection 8.2, the standard of control for determining a Controlled Group Member under Sections 414(b), (c), (m), and (o) of the Code shall be deemed to be “more than 50%” rather than “at least 80%.” 8.3 Limitations Applicable to Certain Participants The amount of monthly benefit determined under the Plan (including Spouse’s benefits, other death benefits, and vested benefits) shall, except as provided in an applicable Supplement, be reduced by the monthly amount of benefit or annuity for life only that is the Actuarial Equivalent of any benefit payable to such Participant under any other defined benefit pension plan (other than a plan or system provided or required by governmental authority or the Sara Lee Corporation Salaried Pension Plan) attributable to contributions made by any Employer

-53- by reason of service of the Participant which is the same service included in such Participant’s Credited Service under the Plan. -54- SECTION 9 MISCELLANEOUS 9.1 Employer’s Records The records of an Employer shall be conclusive and binding upon all persons with respect to the nature and length of employment, the type and amount of compensation paid and the manner of payment thereof, the type and length of absence from work and all other matters contained therein relating to Employees of such Employer. 9.2 Information to be Furnished by Participants Participants and any other persons entitled to benefits under the Plan shall furnish to the Plan Administrator such information as the Plan Administrator considers necessary or desirable for the purpose of administering the Plan, and the provisions of the Plan regarding any payment thereunder are conditioned upon Participants and such other persons furnishing promptly such true, full and complete information as the Plan Administrator may request. Each Participant and other person entitled to benefits under the Plan shall submit proof of age to the Plan Administrator prior to commencement of benefits. If such proof of age is not submitted or shows that the Participant’s age has been misstated on the records of the Plan, the Plan Administrator shall determine the Participant’s age for the purpose of the Plan in accordance with the available facts and make such adjustments as may be necessary in view of such determination. 9.3 Absence of Guaranty No Participant shall have any right to, or interest in, any part of the Fund assets upon retirement or otherwise, except as and to the extent expressly provided in this Plan. Any person claiming benefits under the Plan shall look solely to the Fund for payment. In no event shall the Employers or any of their officers or directors, the Plan Administrator or the members of the Committee be liable in their respective individual capacities to any person whomsoever to pay benefits under the provisions of the Plan. 9.4 Interests Not Transferable The interests of persons entitled to benefits under the Plan are not subject to their debts or other obligations, and except as may be required by the tax withholding provisions of the Code or a state’s income tax act or pursuant to a qualified domestic relations order, as defined in Section 414(p) of the Code, may not be voluntarily or involuntarily sold, transferred, alienated, assigned or encumbered. 9.5 Facility of Payment Any payment due hereunder to a minor or other person under legal disability may be made, in the discretion of the Plan Administrator, to a person reasonably believed to be a

-55- parent, Spouse, or relative by blood or marriage, or to the legal representatives of the said person, or for the maintenance and support of said person. The Plan Administrator shall not be required to see to the application of any such payment, and the payee’s receipt shall be a full and final discharge of any liability of the Fund to said person under the provisions of the Plan. 9.6 Employment Rights Nothing contained in this Plan shall be construed as a contract of employment between an Employer and any Employee, or as conferring a right upon any Employee to be continued in the employment of any Employer or as a limitation of the right of any Employer to discharge any Employee with or without cause. 9.7 Evidence Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties. 9.8 Missing Participants and Beneficiaries Each Participant shall keep the Plan Administrator informed in writing of the latest address of such Participant and such Participant’s beneficiary so that payments hereunder may be timely made. Neither the Committee nor any Employer is required to search for or locate any person entitled to benefits under the Plan. 9.9 Compensation and Expenses All expenses incurred in the administration of the Plan, including the expenses and fees of the Plan Administrator, the Trustee and the Committee, shall be paid by the Employers, in such proportions as the Company may direct, or from the Fund to the extent not paid by the Employers. However, no person who receives full-time pay as an Employee from an Employer shall receive Compensation from the Fund, except for reimbursement of expenses properly and actually incurred. 9.10 Application for Benefits Each Participant or beneficiary eligible for a Pension Benefit or Retirement Benefit or other benefits under the Plan shall apply for such benefits in accordance with procedures established by the Committee. 9.11 Claims Procedure Claims for benefits under the Plan shall be made in such manner as the Committee shall prescribe. Claims for benefits and the appeal of denied claims under the Plan shall be administered in accordance with Section 503 of ERISA and the regulations thereunder (and any other law that amends, supplements or supersedes said Section of ERISA), and the -56- claims and appeals procedures adopted by the Committee and/or the Hanesbrands Inc. ERISA Appeal Committee (the “Appeal Committee”), as appropriate, for that purpose. If any application for benefits is denied in whole or in part, written notice of the decision to deny such application shall be promptly furnished to the applicant within 90 days after receipt of an application for benefits by the Committee, or within 180 days of receipt of such application if the applicant is notified in writing by the Committee that an extension of time is required for processing the application, which notice shall set forth the circumstances requiring the extension of time and the date by which the Committee expects to render a decision. If an application is neither granted nor denied within 90 days or 180 days, as the case may be, the application shall be considered denied, and the applicant may pursue the review procedure set forth below. Each notice of denial of an application shall be in writing and shall contain the following information: (a) the specific reason or reasons for the denial; (b) specific reference to the pertinent Plan provisions upon which the denial is based; (c) a description of any additional material or information necessary for the applicant to perfect the application and an explanation of why such material or information is necessary; and (d) an explanation of the Plan’s review procedures (as described below), and the time limits applicable to such procedures, including a statement of the applicant's right to bring a civil action under Section 502(a) of ERISA following an adverse benefit determination on review. In the event an application for benefits is denied in whole or in part, the applicant or the applicant’s duly authorized representative may request a review of such denial by the Appeal Committee. Each such request for review must be in writing signed by the applicant or the applicant’s duly authorized representative, must specify that it is a request for review of a denied application and must be filed with the Appeal Committee no later than 60 days after receipt by the applicant of the denial of the applicant’s application. The decision of the Appeal Committee upon an applicant’s request for review shall be made within 60 days after the request for review is received by the Appeal Committee unless special circumstances require an extension of time for processing such review, in which event the applicant shall be notified in writing prior to the expiration of such 60 days, and the decision of the Appeal Committee shall be rendered within 120 days of the receipt of the request for review. In connection with a request for review, the applicant or the applicant’s duly authorized representative may submit issues and comments in writing to the Appeal Committee and any documents, records or other information relating to the claim for benefits. Upon request and free of charge, the applicant shall be provided reasonable access to, and copies of, all documents, records and other information relevant to the applicant’s claim for benefits. The Appeal Committee’s review shall take into account all comments, documents, records, and other information submitted by the applicant relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination. All communications between the Appeal Committee and the applicant or the applicant’s duly authorized representative shall be in writing unless the applicant or the applicant’s duly authorized representative requests otherwise and the Appeal Committee consents thereto. Each decision of the Appeal Committee on a request for review shall be in writing, shall include the specific reason or reasons for the decision and shall contain specific reference to the Plan provisions upon which the decision is based.

-57- If, after exhausting the claims and appeals procedures described above and as set forth in Section 503 of ERISA, the applicant wishes to pursue the claim any further, the applicant or the applicant’s duly authorized representative must file a claim in federal court no later than the earliest of (a) 90 days after the Appeal Committee’s final decision regarding the appeal, (b) three years after the date on which the Participant or other claimant commenced payment of the Plan benefits at issue in the judicial proceeding, or (c) the statutory deadline for filing a claim or lawsuit with respect to the Plan benefits at issue in the judicial proceeding as determined by applying the most analogous statute of limitations for the state of North Carolina. If any judicial proceeding is undertaken to appeal the denial of a claim or bring any other action under ERISA other than a breach of fiduciary duty claim, the evidence presented shall be strictly limited to the evidence timely presented to the Committee and/or the Appeal Committee. All decisions and communications relating to claims by applicants, denials of claims or claims appeals under this subsection 9.11 shall be held strictly confidential by the applicant, the Committee, the Appeal Committee and the employers during and at all times after the applicant’s claim has been submitted in accordance with this subsection 9.11. 9.12 Uniform Rules In administering the Plan, the Committee shall apply uniform and nondiscriminatory rules to all Participants. 9.13 Waiver of Notice Any notice required under the Plan may be waived by the person entitled to such notice. 9.14 Controlling Law Except to the extent superseded by the laws of the United States, the laws of North Carolina shall be controlling in all matters relating to the Plan. 9.15 Action by Company or Employer Any action required or permitted to be taken by the Company or any Employer under the Plan shall be by resolution of its Board of Directors or by a duly authorized committee of its Board of Directors, , or by a person or persons authorized by resolution of said Board or committee. 9.16 Qualification Under Internal Revenue Code The Employers intend this Plan and the Trust Agreement to qualify under the provisions of Sections 401(a) and 501(a) of the Code as now in effect and as from time to time amended, or any similar law hereafter applicable; and to the extent permitted by law, but not in limitation of the amending power defined in subsection 12.1 below, the Company reserves the right by retroactive amendment to amend the Plan to the extent necessary to obtain or maintain such qualification. -58- 9.17 Indemnification To the extent permitted by law, any person who is or was a director, officer or employee of an Employer (including any such person serving as a Trustee, Committee member or Plan Administrator) shall be indemnified and saved harmless by that Employer (to the extent not indemnified or saved harmless under any liability insurance arrangement) from and against any and all liability or claim of liability to which such person may be subjected by reason of any act done or omitted to be done in good faith in connection with the administration of the Plan, including all expenses reasonably incurred in such person’s defense in the event that the Employer fails to provide such defense. 9.18 Gender and Number Where the context admits, words in the masculine gender shall be deemed to include the feminine and neuter genders, the plural shall include the singular, and the singular the plural. 9.19 No Interest in Employers The Plan is for the exclusive benefit of the Employees who are by the terms hereof Participants. An Employer shall have no right, title or interest in the Fund or any part thereof and no part of the Fund shall revert or be repaid to an Employer, except as follows: (a) All liabilities under the Plan shall have been paid or provided for in full, and assets remain in the Fund, in which event such remaining assets shall revert and be paid to the then Employers. (b) A contribution is made as a result of a mistake of fact, and such contribution is returned to the Employer within one year after payment to the Trustee; (c) A contribution conditioned on the deductibility thereof is disallowed as an expense for federal income tax purposes, and such contribution (to the extent disallowed) is returned to the Employer within one year after the disallowance of the deduction; or (d) The Plan, as applied to an Employer, initially fails to satisfy the requirements of the Code, as amended, the application for determination of such qualification is timely made, and the return of the contribution is conditioned on initial qualification of the Plan, in which event the contributions made by such Employer shall be returned to it.

-59- 9.20 Recovery of Benefits In the event a Participant or beneficiary receives a benefit payment under the Plan which is in excess of the benefit payment which should have been made, or in the event a person other than a Participant or beneficiary receives an erroneous payment from the Plan, the Committee shall have the right, on behalf of the Plan, to recover the amount of such excess or erroneous payment from the recipient. The Committee may, however, at its option, deduct the amount of such excess or erroneous payment from any subsequent benefits payable to, or for, the Participant or beneficiary. 9.21 Errors and Corrections Any Plan administration error may be corrected using any appropriate correction method permitted under the Internal Revenue Service Employee Plans Compliance Resolution System (or any successor procedure), as determined by the Committee. -60- SECTION 10 RELATING TO THE PLAN ADMINISTRATOR AND COMMITTEE 10.1 The Committee The Board of Directors of the Company shall appoint a Committee (the “Committee”), consisting of three or more individuals, and each such appointee shall serve for as long as is mutually agreeable to the Company and to the appointee. A majority of the members of the Committee shall have the power to act on behalf of the Committee. Except as otherwise specifically provided and in addition to the powers, rights and duties specifically given to the Committee elsewhere in the Plan, the Committee shall have the following discretionary powers, rights and duties: (a) To appoint and remove the Plan Administrator who shall have such powers, rights and duties as are specifically provided elsewhere in the Plan in addition to those delegated to the Plan Administrator by the Committee. (b) To adopt such regulations and rules of procedure as in its opinion may be necessary for the proper and efficient administration of the Plan and as are consistent with the terms of the Plan. (c) To determine all questions arising under the Plan, including the power to determine the rights or eligibility of Employees or Participants and any other persons, to determine questions arising under the Plan, and to remedy ambiguities, inconsistencies or omissions. (d) To enforce the Plan in accordance with its terms, and in accordance with the rules and regulations adopted by the Committee. (e) To construe the Plan, to reconcile and correct any errors or inconsistencies and to make adjustments for any mistakes or errors made in the administration of the Plan. (f) To furnish the Employers with such information as may be required by them for tax or other purposes. (g) To employ agents, attorneys, accountants, actuaries or other persons (who also may be employed by the Employers) and to allocate or delegate to them such powers and duties as the Committee may consider necessary or advisable to properly carry out administration of the Plan, provided that such allocation or

-61- delegation and the acceptance thereof by such agents, attorneys, accountants, actuaries or other persons shall be in writing. 10.2 Secretary of the Committee The Committee may appoint a secretary to act upon routine matters connected with the administration of the Plan, to whom the Committee may delegate such authorities and duties as they deem expedient. 10.3 Manner of Action During any period in which two or more Committee members are acting, the following provisions apply where the context admits: (a) A Committee member by writing may delegate any or all of such member’s rights and duties to any other member, with the consent of the latter. (b) The Committee may act by meeting or by writing signed without meeting, and may sign any document by signing one document or concurrent documents. (c) An action or a decision of a majority of the members of the Committee as to a matter shall be effective as if taken or made by all members of the Committee. (d) If, because of the number qualified to act, there is an even division of opinion among the Committee members as to a matter, a disinterested party selected by the Committee may decide the matter and such party’s decision shall control. (e) The certificate of the secretary of the Committee or of a majority of the members that the Committee has taken or authorized any action shall be conclusive in favor of any person relying on the certificate. 10.4 Interested Committee Member If a Committee member also is a Participant in the Plan, such member may not decide or determine any matter or question concerning payment of benefits to be made to such member unless such decision or determination could be made by such member under the Plan if such member were not a Committee member. 10.5 Reliance on Data by Plan Administrator and Committee The Plan Administrator and the Committee may rely upon data furnished by any Employer as to the age, service and compensation of any Employee of such Employer and as to -62- any other information pertinent to any calculations or determinations to be made under the provisions of the Plan, and neither the Plan Administrator nor the Committee shall have any duty to inquire into the correctness thereof. 10.6 Committee Decisions Subject to applicable law, any interpretation of the provisions of the Plan and any decisions on any matter within the discretion of the Committee made by the Committee in good faith shall be binding on all persons. A misstatement or other mistake of fact shall be corrected when it becomes known, and the Committee shall make such adjustments on account thereof as it considers equitable and practicable. Benefits under the Plan shall be paid only if the Committee, or its delegate, determines in its discretion that the applicant is entitled to them.

-63- SECTION 11 RESTRICTIONS ON DISTRIBUTIONS Notwithstanding any other provisions of the Plan, for any Plan Year, the benefits paid to a Participant who was among the 25 highly compensated employees and highly compensated former employees (as defined in Section 414(q) of the Code) receiving the greatest compensation from the Company for that Plan Year shall be restricted to an amount equal to the payments that would be made on behalf of the Participant for that Plan Year under a single life annuity that is the Actuarial Equivalent of the Participant’s accrued benefit under the Plan. The foregoing restriction shall not apply for any Plan Year if: (a) After payment of all benefits payable under the Plan to such Participant for that year, the value of Plan assets equals or exceeds 110 percent of the value of the aggregate current liabilities to all Participants and beneficiaries under the Plan; or (b) The value of all benefits payable under the Plan to such Participant for that year is less than one percent of the value of the aggregate current liabilities to all Participants and beneficiaries under the Plan before payment of such benefits; or (c) The value of the benefits payable under the Plan to such Participant for that year does not exceed $5,000; or (d) The Plan terminates and the benefit received by such Participant is nondiscriminatory under Section 401(a)(4) of the Code; or (e) Such Participant has agreed to repay to the Plan amounts distributed therefrom that are in excess of the foregoing restrictions and that are necessary for the distribution of assets upon Plan termination to satisfy Section 401(a)(4) of the Code, provided that such agreement has been secured or collateralized in accordance with applicable governmental requirements. -64- SECTION 12 AMENDMENT AND TERMINATION OF THE PLAN 12.1 Amendment While the Company expects and intends to continue the Plan, it must necessarily reserve and hereby reserves the right to amend or terminate the Plan, in whole or in Part, at any time and for any reason, except that no such amendment shall reduce a Participant’s or beneficiary’s benefits to less than an amount equal to the benefits such person would be entitled to receive if the Participant had resigned from the employ of the Participant’s Employer on the date of the amendment, except to the extent necessary to satisfy the requirements of the Code or any other governmental requirements. No person has the authority to modify the terms of the Plan, except by means of authorized written amendments to the Plan. No verbal or written representations contrary to the terms of the Plan and its written amendments shall be binding upon the Company or the Plan. 12.2 Termination The Plan shall terminate on the first to occur of the following: (a) The date it is terminated by the Company. (b) The date the Employers completely discontinue contributions under the Plan (a mere failure of the Employers to make a contribution for any year shall not be considered as a discontinuance so long as the Plan does not have an accumulated funding deficiency under Section 412 of the Code at the end of such year). 12.3 Distribution upon Termination In the event of the termination of the Plan, the Fund shall be apportioned and distributed in accordance with the following procedures: (a) The Committee and the Trustees shall determine the date of distribution and shall, after taking into account the expenses of such distribution, determine the asset value to be distributed. (b) The Committee shall determine the method of distribution of such asset values (that is, whether distribution shall be made by an immediate payment in cash or assets, by the maintenance of a trust fund with deferred payments, by the purchase of insurance company annuities, or otherwise) for each class of Participants and

-65- other persons entitled to benefits under the Plan, as specified in subparagraph 12.3(c) below. (c) The Committee shall apportion the asset value of the Fund among Participants and other persons entitled to benefits in the following manner and order to the extent the assets are sufficient, and the amounts so apportioned shall be fully vested: (i) First, assets shall be apportioned to that part of each Participant’s or beneficiary’s accrued benefit, if any, which is derived from the Participant’s voluntary contributions. (ii) Next, assets shall be apportioned to that part of each Participant’s or beneficiary’s accrued benefit, if any, which is derived from the Participant’s mandatory contributions. (iii) Next, assets shall be apportioned equally among Participants and beneficiaries in the following two classes: (A) With respect to benefits payable to each Participant or other person who was receiving a benefit under the Plan as of the beginning of the 3-year period ending on the date of termination of the Plan, the apportionment to benefits shall be based upon the smallest benefit payable under the terms of the Plan as in effect during the 5-year period ending on the date of termination of the Plan; (B) With respect to benefits (other than benefits described in (A) above) payable to or on account of each Participant who was eligible to retire on an Early Retirement Date on or before the beginning of the 3-year period ending on the date of termination of the Plan but who had not retired, the apportionment to benefits shall be based on the smallest amount of benefit that -66- would be payable under the terms of the Plan as in effect during the 5-year period ending on the date of termination of the Plan. (iv) Next, with respect to the benefits of persons who are entitled to benefits under the Plan as of the date of termination, assets shall be apportioned to those benefits which are guaranteed under Title IV of ERISA (determined without regard to Section 4022(b)(5) thereof ). (v) Next, assets of the Fund shall be apportioned to all other nonforfeitable benefits payable under the Plan. (vi) Finally, assets of the Fund shall be apportioned to all other benefits payable under the Plan. The benefits under subparagraph (i) above shall be completely provided before any apportionment is made under the remaining paragraphs, and the benefits under subparagraph (ii) above shall be completely provided for before any allocations are made under the remaining subparagraphs, and so forth. If the assets available for allocation under any subparagraph are not sufficient to satisfy all benefits of individuals described in that subparagraph, the assets shall be allocated pro rata among such individuals on the basis of the present value, as of the date of termination of the Plan, of their respective benefits described in that subparagraph. In the event the assets available for allocation under subparagraph (v) above are not sufficient to satisfy in full the benefits of individuals described in that subparagraph, the assets shall be apportioned to Participants and beneficiaries on the basis of their benefits under the Plan as in effect at the beginning of the 5-year period ending on the date of termination of the Plan. However, if the assets available for allocation under the preceding sentence are sufficient to satisfy the benefits described in that sentence, then the benefits of individuals described in subparagraph (v) shall be determined on the basis of the Plan as amended by the most recent plan amendment effective during the 5-year period ending on the date of termination, under which the assets available for allocation are sufficient to satisfy in full the benefits of such individuals, and any assets remaining to be allocated shall be allocated on the basis of the provisions of the Plan, as amended by the next succeeding Plan amendment effective during such period. 12.4 Discontinuance of Plan as Applied to an Employer If any Employer having Participants in its employ shall discontinue its participation in the Plan as a consequence of the termination of the Employer’s business or disposition of substantially all of its business operations with the consequent termination of employment of Participants employed by that Employer, the Board of Directors (or such person or persons as the Board of Directors shall designate) may determine that the accrued benefits of such Participants, calculated as of the date of such discontinuance, shall be nonforfeitable,

-67- regardless of whether their interests in Plan benefits are otherwise nonforfeitable under the provisions of the Plan. 12.5 Merger or Consolidation No merger or consolidation of this Plan with, or transfer of any assets or liabilities of this Plan to, any other Plan shall take place unless, assuming such other Plan terminated immediately after such event, each Participant’s benefit would at least equal the benefit such Participant would have been entitled to receive if this Plan had terminated immediately before the merger, consolidation or transfer. 12.6 Nonforfeitability on Termination or Partial Termination On termination or partial termination of the Plan, the rights of all affected Participants to benefits accrued to the date of such termination or partial termination shall be nonforfeitable; but each such Participant’s recourse toward satisfaction of such benefits shall be limited, and shall be payable only to the extent such benefits are funded as of such date or from the Pension Benefit Guaranty Corporation. 12.7 Benefits of Highly Compensated Employees on Termination Notwithstanding any other provisions of the Plan, in the event of termination of the Plan, the benefits of any highly compensated Employee or highly compensated former Employee (as defined in Section 414(q) of the Code) shall be limited to benefits that are nondiscriminatory under Section 401(a)(4) of the Code. -68- SECTION 13 SPECIAL RULES FOR TOP-HEAVY PLANS 13.1 Purpose and Effect The purpose of this Section 13 is to comply with the requirements of Section 416 of the Code. The provisions of this Section 13 shall be effective for each Plan Year in which the Plan is a “Top-Heavy Plan” within the meaning of Section 416(g) of the Code. 13.2 Top-Heavy Plan In general, the Plan shall be considered a Top-Heavy Plan for any Plan Year if, as of the last day of the preceding Plan Year (the “determination date”), the sum of (i) the present value of the cumulative accrued benefits of Participants in this Plan and of Participants in each other “Defined Benefit Plan” included as an “Aggregated Plan” under subsection 13.4 who are “Key Employees” (as defined in Section 416(i)(l) of the Code); and (ii) the aggregate of the accounts of Participants in each “Defined Contribution Plan” included as an Aggregated Plan who are Key Employees exceeds (iii) 60 percent of the present value of the cumulative accrued benefits and the aggregate account balances of all Participants in all such plans. In making the foregoing determination, the following special rules shall apply: (a) The present value of the accrued benefits of a Participant under each such Defined Benefit Plan and the account balances of a Participant under each such Defined Contribution Plan shall be increased by the aggregate distributions, if any, made with respect to that Participant during the one-year period ending on the determination date, including distributions under a terminated plan which, if it had not been terminated, would have been required to be an Aggregated Plan. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the Plan under Section 416(g)(2)(A)(I) of the Code. In the case of a distribution made for a reason other than severance from employment, death or disability, this provision shall be applied by substituting “5-year period” for “1-year period.” (b) The accrued benefits or the account balances of a Participant who was previously a Key Employee, but who is no longer a Key Employee, shall be disregarded. (c) The accrued benefits and account balances of a beneficiary of a Participant shall be considered an accrued benefit and account balances of the Participant.

-69- (d) The accrued benefits or account balances of a Participant who did not perform services for a Controlled Group Member during the 1-year period ending on a determination date shall be disregarded. (e) The accrued benefits of a Participant who is not a Key Employee shall be determined under the method used for all plans of the Controlled Group Members, or if there is no such method, as if such benefits accrued no faster than the slowest accrual rate permitted under Section 411(b)(1)(C) of the Code. 13.3 Key Employee In general, a “Key Employee” means any Employee or former Employee (including any deceased employee) who at any time during the Plan Year that includes the determination date was: (a) an officer of an Employer or Controlled Group Member receiving annual compensation greater than $200,000 (as adjusted under Section 416(i)(1) of the Code); (b) a 5-percent owner of an Employer or Controlled Group Member; or (c) a 1-percent owner of an Employer or Controlled Group Member receiving annual compensation of more than $150,000. For this purpose, annual compensation means compensation as defined in subparagraph 8.2(e) of the Plan. 13.4 Aggregated Plans Each other Defined Benefit Plan and each other Defined Contribution Plan maintained by a Controlled Group Member which covers a Key Employee as a Participant or which is maintained by an Employer or Controlled Group Member in order for a Plan covering a Key Employee to satisfy the requirements of Section 401(a)(4) or 410 of the Code (relating to minimum nondiscrimination coverage of employees) shall be aggregated with this Plan in determining whether this Plan is a Top-Heavy Plan. In addition, any other Defined Benefit or Defined Contribution Plan of an Employer or Controlled Group Member may be included if all such plans which are included, when aggregated, shall not discriminate in favor of officers, shareholders or highly compensated Employees and shall satisfy all of the applicable requirements of said Sections of the Code. Any plan described above in this subsection 13.4 is referred to for purposes of this Section 13 as an “Aggregated Plan.” -70- 13.5 Minimum Vesting For any Plan Year in which the Plan is a Top-Heavy Plan, a Participant’s vested percentage in such Participant’s accrued benefit shall not be less than the percentage determined under the following table: Vested Years of (Vesting) Service Percentage Less than 3 0 3 or more 100 If the foregoing provisions of this subsection 13.5 become effective, and the Plan subsequently ceases to be a Top-Heavy Plan, each Participant who has then completed three or more Years of Service may elect to continue to have the vested percentage of such Participant’s accrued benefit determined under the provisions of this subsection 13.5. 13.6 Minimum Benefit For any Plan Year in which the Plan is a Top-Heavy Plan, a Participant’s projected monthly benefit or deferred vested benefit, commencing at Normal Retirement Date and payable as a life annuity, shall not be less than an amount equal to 2 percent of such Participant’s Average Compensation (as defined below), multiplied by the number of years (not to exceed 10) of such Participant’s Top-Heavy Service (as defined below). A Participant’s “Average Compensation” means the monthly average of such participant’s compensation (as defined in subparagraph 8.2(e) of the Plan) for the five consecutive years for which such Participant’s compensation was highest, disregarding any compensation paid after the last year in which the Plan is a Top-Heavy Plan. A Participant shall be entitled to a year of “Top Heavy Service” for each year of Credited Service after December 31, 1983 and prior to January 1, 2006 during which the Plan is a Top-Heavy Plan and he or she is a Participant thereunder. 13.7 No Duplication of Benefits The minimum benefits otherwise required under subsection 13.6 above with respect to a Participant shall be reduced (but not below the level of such Participant’s monthly benefit accrued under this Plan without regard to this Section); first, by the Participant’s projected monthly benefit (payable as a life annuity commencing on such Participant’s Normal Retirement Date) under any other tax qualified Defined Benefit Plan maintained by an Employer or Controlled Group Member, and then by the amount of monthly benefit purchasable with such Participant’s plan accounts attributable to employer contributions (including employer contributions, as defined in Section 401(k)(2)(A) of the Code) under any tax qualified Defined Contribution Plan maintained by a Controlled Group Member.

-71- ACTUARIAL FACTORS TABLE I Percentage of Life Annuity Payable as Qualified Joint and Survivor Annuity or Contingent Annuitant Option For purposes of determining the Actuarial Equivalent of a life annuity payable in the form of a Qualified Joint and Survivor Annuity or a Qualified Optional Survivor Annuity under subsection 6.2 of the Plan, or in the form of a Contingent Annuitant Option under subparagraph 6.4(b) of the Plan, the benefit payable shall be determined using the following table: 50% Qualified Joint & Survivor Annuity or Contingent Annuitant Option Benefit Commencement Age 50% J&S/CAO Conversion Factor 50% J&S/CAO Adjustment Factor =55 and 60 0.950 0.0025 =60 and 65 0.935 0.0035 =65 and 70 0.920 0.0045 =70 and 75 0.900 0.0060 =75 0.880 0.0075 66 2/3% Contingent Annuitant Option Benefit Commencement Age 66 2/3% CAO Conversion Factor 66 2/3% CAO Adjustment Factor =55 and 60 0.935 0.0030 =60 and 65 0.915 0.0045 =65 and 70 0.895 0.0060 =70 and 75 0.875 0.0075 =75 0.850 0.0090 Qualified Optional Survivor Annuity or 75% Contingent Annuitant Option Benefit Commencement Age 75% CAO Conversion Factor 75% CAO Adjustment Factor =55 and 60 0.925 0.0035 =60 and 65 0.905 0.0050 -72- =65 and 70 0.885 0.0065 =70 and 75 0.860 0.0080 =75 0.835 0.0095 100% Contingent Annuitant Option Benefit Commencement Age 100% CAO Conversion Factor 100% CAO Adjustment Factor =55 and 60 0.900 0.0040 =60 and 65 0.875 0.0060 =65 and 70 0.850 0.0080 =70 and 75 0.820 0.0100 =75 0.790 0.0120 The conversion factor is applicable for a beneficiary whose age is the same as the age of the Participant. If the beneficiary is older or younger than the Participant, the conversion factor is adjusted. The amount of the adjustment shall be equal to the age difference (rounded to the nearest integer and limited to a maximum of 15 years for a Participant whose beneficiary is younger) multiplied by the adjustment factor in the applicable table above. The adjustment shall be added to the conversion factor if the beneficiary is older than the Participant and subtracted from the conversion factor if the beneficiary is younger than the Participant. In no event shall the resultant conversion factor exceed 99%, 98%, 98% or 97%, respectively, for the 50%, 66 2/3%, 75% and 100% joint and survivor benefits if the beneficiary is older than the Participant. Notwithstanding the foregoing, in no event shall the benefit payable as determined under the foregoing Table I be less than the benefit accrued as of December 31, 2001 as determined under the applicable provisions in effect on that date. Moreover, benefits payable in the form of the Qualified Joint and Survivor Annuity shall be adjusted as necessary to satisfy the most valuable annuity requirements of the Code, Treasury Regulations Section 1.401(a)-20, and applicable guidance issued thereunder. The benefit payable in the Qualified Joint and Survivor Annuity shall be the greater of the benefit determined using Table I or the benefit determined using the actuarial assumptions described in subparagraph 2.2(b) of the Plan.

-73- TABLE II Percentage of Life Annuity Payable as Period Certain and Life Annuity For purposes of determining the Actuarial Equivalent of a life annuity payable in the form of a Period Certain and Life Annuity under subparagraph 6.4(a) of the Plan, the benefit payable shall be determined using the following table: Benefit Commencement Age 5 Year Certain and Life* 10 Year Certain and Life 15 Year Certain and Life* =55 and 60 0.995 0.980 0.960 =60 and 65 0.990 0.960 0.930 =65 and 70 0.985 0.940 0.880 =70 0.975 0.900 0.800 Notwithstanding the foregoing, in no event shall the benefit payable as determined under the foregoing Table II be less than the benefit accrued as of December 31, 2001 as determined under the applicable provisions in effect on that date. *The 5-Year and 15-Year Period Certain and Life Annuity optional forms of payment shall not be available with respect to Retirement Benefits commencing prior to January 1, 2007. DM_US 79187692-1.076961.0011 A-1 SUPPLEMENT A Provisions Relating to the Transfer of Assets and Liabilities from the Sara Lee Corporation Consolidated Pension and Retirement Plan A-1. Purpose and Effect. As described more fully in subsection 1.1 of the Plan, as of January 1, 2006 (the “Transfer Date”), certain employees of participating employers under the Sara Lee Corporation Consolidated Pension and Retirement Plan (the “SLC Plan”) were transferred to employment with the Company and certain of its Controlled Group Members. In connection with those employees’ employment with the Company and its Controlled Group Members, the Company established this Plan, to which was transferred the assets and liabilities of the SLC Plan that were attributable both to said transferred employees and to former employees of Sara Lee Corporation and its Controlled Group Members as of December 31, 2005 whose last employer under the SLC Plan was the Sara Lee Branded Apparel Division of Sara Lee Corporation (regardless of the Benefit Part or Parts of the SLC Plan to which their benefits thereunder were attributable). As of January 1, 2006, this Plan constituted an amendment, continuation and complete restatement of the SLC Plan with respect to employees and former employees entitled to “Frozen Benefits” as described in subsection 1.1 of the Plan. The purpose of this Supplement A is to cause and implement said transfer of assets and liabilities attributable to said employees and former employees, who became Participants in this Plan effective as of January 1, 2006 as provided in subsection 1.1 and Section 3 of the Plan (“Transferred Participants”). A-2. Participation in The Plan. Subject to the provisions of subsection 1.1 and Section 3 of the Plan, each Transferred Participant automatically became a Participant in the Plan effective as of the Transfer Date. A-3. Payment of Benefits. Effective on and after the Transfer Date, benefits accrued under the SLC Plan by the Transferred Participants prior to the Transfer Date shall be paid from the Plan. A-4. Certain Benefits Determined Under SLC Plan Supplements. The benefits provided under this Plan for certain Participants who have transferred to employment with the Company and its Controlled Group Members continue to be subject to certain provisions of one or more Supplements to the SLC Plan. With respect to each such Participant, the provisions of each Supplement to the SLC Plan applicable to such Participant’s benefits provided under this Plan are hereby incorporated by reference as part of this Plan. A-5. Limitations. Except to the extent expressly provided herein, the benefits provided pursuant to this Supplement A are subject to all of the terms and conditions of the Plan. Unless specified otherwise, terms used in this Supplement A, which are defined in the Plan shall have the same meanings as given them in the Plan. DM_US 58905053-6.076961.0011

B-1 SUPPLEMENT B Merger of Pannill Knitting Company, Inc. Pension Plan B-1. Purpose. As reflected in Supplement A to the Hanesbrands Inc. Pension Plan (the “Plan”), effective as of the end of the day on December 31, 2005, certain assets and liabilities of the Sara Lee Consolidated Pension and Retirement Plan (the “SLC Plan”) were transferred to this Plan, as described in subsection 1.1 of the Plan. Participation and benefit accrual under this Plan were frozen effective as of the beginning of the day on January 1, 2006, as described more fully in the Plan, and the following provisions of this Supplement are subject to, and are to be interpreted consistently with, that freezing of participation and benefits. Effective on or about July 1, 1990 (the “Merger Date”), the Pannill Knitting Company, Inc. Pension Plan (“Pannill Plan”) was merged into the SLC Plan and Pannill Knitting Company, Inc. (“Pannill”) became an adopting employer thereunder. As a result of the transfer of assets and liabilities from the SLC Plan to the Plan, benefits that were being paid or that were scheduled to be paid to or on behalf of former participants in the Pannill Plan shall be paid from the Plan on and after January 1, 2006, at the same time, and in the same amount and form as would have been paid under the Pannill Plan and the SLC Plan, subject to the terms of the Plan (as modified by this Supplement). B-2. Participation. Each former participant in the Pannill Plan automatically became a participant in the Plan (“Pannill Participant”) on January 1, 2006 in accordance with the provisions of this Supplement B. Eligibility and benefits for Pannill Participants shall be determined under the Plan as modified by this Supplement. For purposes of eligibility and vesting in benefits provided under Section 5, an individual’s service with Pannill shall be recognized if the service would be recognized under subsection 2.33 of the Plan or its applicable predecessor provisions, treating all service with Pannill as service with a Controlled Group Member. Further, participants in the Pannill Plan who were actively employed by Pannill on July 14, 1988 and who terminated employment with Pannill prior to the Merger Date shall receive credit for all service with the Controlled Group Members for purpose of determining their vested “Pannill Benefit” (as defined in subparagraph B-3(b) below). B-3. Amount of Pannill Participant’s Benefit at Normal Retirement Date. At retirement under the Plan on or after Normal Retirement Date, a Pannill Participant shall be entitled to a monthly benefit under the Plan, payable in the single life annuity form, consisting of the following: (a) A monthly Retirement Benefit in accordance with the Plan based upon such Participant’s years of credited service and compensation under the SLBA Benefits Part of the SLC Plan from and after July 1, 1990, as described in Section 5 of the Plan; plus B-2 (b) An additional amount of monthly benefit (the “Pannill Benefit”), equal to the amount of monthly benefit accrued for such Participant under the Pannill Plan as of June 30, 1990 in accordance with the provisions of the Pannill Plan as in effect on that date, based upon such Participant’s number of years of “Credited Service” (as defined in the Pannill Plan) as of that date and upon his or her “Compensation” (as defined in the Pannill Plan) determined in accordance with the Pannill Plan as modified by this Supplement B. For purposes of determining a Participant’s Pannill Benefit pursuant to paragraph B-3(b) above, in the case of an employee of Pannill who rendered service to Pannill prior to December 1, 1989, but was not a participant in the Pannill Plan or the SLC Plan prior to December 1, 1989, if the employee completed a year of credited service under the terms of the Pannill Plan immediately prior to the Merger Date, he or she shall be credited with one year of Credited Service under the SLC Plan as of December 1, 1989. If an employee described in the preceding sentence did not render a year of Credited Service prior to December 1, 1989, he or she shall be credited with his or her service for purposes of paragraph B-3(b) on and after December 1, 1989 in accordance with the terms of the Pannill Plan immediately prior to the Merger Date. The amount of each Pannill Participant’s Pannill Benefit and credited service under the Pannill Plan as of November 30, 1989 is set forth on the schedule attached to and forming a part of this Supplement; provided, however, if the Plan Administrator determines that any amount set forth in such schedule has been incorrectly calculated, for whatever reason, the correct amount shall be the amount payable or credited to such Participant, notwithstanding the inclusion of such incorrect amount on the schedule. In no event shall a Pannill Participant’s accrued benefit under the Plan be less than his or her accrued benefit under the Pannill Plan, reduced to benefit commencement date using the early retirement adjustment and commencement factors applicable under the Pannill Plan. B-4. Pannill Participant’s Benefit at Early Commencement Date. If a Pannill Participant becomes eligible to commence a monthly benefit before Normal Retirement Date in accordance with subsection 5.3 or 5.5 of the Plan, such benefit shall include the amount of such Participant’s Pannill Benefit. The Pannill Benefit shall be reduced by the applicable factors in the table in subsection 5.3 of the Plan. B-5. Form of Payment of Pannill Knitting Benefit. A Pannill Participant’s Pannill Benefit shall be payable in any form otherwise available to a Plan Participant with a Retirement Benefit, subject to the provisions of Section 6 of the Plan. For purposes of converting a Pannill Benefit to an optional form of payment, the factors as set forth in Tables I and II of the Plan shall be used; provided however, that in no event shall the Pannill Benefit be less than the amount determined using the Pannill Plan’s factors. B-6. Death Benefits. At a Pannill Participant’s death before commencement of any monthly benefit to which such Participant is entitled under this Supplement and the Plan, a death benefit, determined and payable in accordance with subsection 5.6 or 5.7, as

B-3 applicable, of the Plan, and including such Participant’s Pannill Benefit, shall be payable to such Participant’s surviving Spouse or beneficiary, as determined in accordance with subsection 5.6 or 5.7 of the Plan. B-7. Limitations. Except to the extent expressly provided herein, the benefits provided pursuant to this Supplement B for a Pannill Participant on account of participation under the Pannill Plan are subject to all of the terms and conditions of the Plan. Unless specified otherwise, terms used in this Supplement B that are defined in the Plan are intended to have the same meanings as given them in said Plan. B-4 EXHIBIT I TO SUPPLEMENT B Pannill Plan Actuarial Assumptions Definition: “X” shall mean Participant’s age nearest birthday. “Y” shall mean beneficiary’s age nearest birthday. I. Joint and Survivor Option Factors Percentage Formula to Determine Continued Actuarial Factor 50% .910-(.0050)(X-Y) + (.003)(65-X) 75% .871-(.0067)(X-Y) + (.004)(65-X) 100% .835-(.0080)(X-Y) + (.005)(65-X) II. 10 Year Certain and Continuous Option Guaranteed Monthly Formula to Determine Payments Actuarial Factor 120 .93 + (65-X)(.004) III. Late Retirement (age to years in completed months) 65 1.000 66 1.106 67 1.227 68 1.365 69 1.524 70 1.707 IV. For all purposes of the Plan, Actuarial Equivalent shall be based upon the following assumptions 1971 Group Annuity Male Mortality Table Set Back Three (3) Years Six percent (6%) Investment Return Age to years in completed months

B-5 SCHEDULE TO SUPPLEMENT B Pannill Participants’ Benefits as of November 30, 1989 Pannill Knitting Company Pension Plan Last Four Digits of Social Security Number Date of Birth Date of Hire Monthly Final Average Pay 11/30/1989 Credited Service 11/30/1989 Annual Accrued Benefit 6106 2/13/1934 6/1/1972 $42,506.00 18.0000 $147,723.96 0437 10/3/1942 4/18/1988 $836.61 2.0000 $116.16 0205 10/27/1948 11/26/1979 $2,324.41 10.0000 $1,650.12 3990 6/12/1947 2/9/1987 $1,268.86 3.0000 $291.00 6605 3/9/1949 10/19/1987 $1,326.73 4.0000 $308.28 1452 4/20/1943 2/3/1978 $1,039.94 11.0000 $527.40 3702 1/7/1961 7/1/1987 $3,288.39 2.0000 $756.60 7835 8/27/1951 8/25/1981 $1,269.44 15.1666 $693.48 5565 1/18/1931 9/16/1985 $5,171.58 4.0000 $3,231.72 3755 1/2/1968 9/28/1987 $992.13 2.0000 $63.00 9947 6/9/1966 10/5/1988 $856.05 1.0000 $18.00 4544 8/29/1935 10/14/1981 $1,357.36 8.0000 $1,135.92 7351 9/27/1956 6/3/1980 $1,257.69 9.0000 $479.16 2023 9/2/1960 6/3/1986 $1,188.81 3.0000 $163.32 0934 8/10/1947 5/27/1986 $1,020.11 4.0000 $203.88 0136 7/24/1952 9/17/1987 $898.28 2.0000 $81.36 7412 6/13/1946 10/16/1985 $7,986.78 9.4167 $10,702.20 0986 12/28/1958 7/21/1986 $971.14 3.0000 $65.64 7696 1/21/1958 5/18/1987 $865.70 3.0000 $66.84 1303 5/7/1955 2/2/1976 $1,397.69 14.0000 $835.32 2582 2/18/1960 11/9/1987 $1,047.97 2.0000 $93.84 4442 7/8/1954 1/7/1976 $1,095.72 8.4166 $380.52 5835 11/1/1964 10/5/1987 $1,332.93 2.0000 $146.28 9979 5/2/1958 8/23/1987 $961.01 2.0000 $91.08 1473 7/26/1964 12/1/1988 $1,517.57 1.0000 $96.36 2057 3/1/1930 10/5/1982 $960.87 7.0000 $446.16 9324 6/25/1961 1/23/1986 $1,488.91 4.0000 $262.20 5914 3/11/1957 9/25/1978 $1,199.88 11.0000 $400.44 2487 11/26/1965 10/9/1988 $946.37 2.0000 $97.08 3665 1/19/1952 4/18/1988 $1,408.84 2.0000 $198.48 2613 12/26/1952 7/15/1986 $1,093.62 3.0000 $168.36 0866 11/9/1945 9/8/1975 $3,027.44 14.1666 $3,425.16 9009 11/23/1939 1/5/1987 $5,624.63 3.0000 $2,648.88 0652 8/18/1956 6/29/1988 $1,259.70 1.0000 $75.00 2436 1/19/1932 1/3/1972 $36,931.58 18.0000 $137,971.44 8728 3/28/1965 9/1/1988 $1,076.51 1.0000 $50.04 B-6 Last Four Digits of Social Security Number Date of Birth Date of Hire Monthly Final Average Pay 11/30/1989 Credited Service 11/30/1989 Annual Accrued Benefit 6409 3/22/1944 10/31/1973 $682.57 11.0833 $199.44 9700 5/15/1962 10/25/1982 $1,282.37 7.0000 $279.84 5239 11/8/1954 4/27/1987 $1,224.94 3.0000 $147.00 0702 9/9/1961 10/12/1986 $1,491.88 3.0000 $186.12 0933 12/28/1953 9/14/1987 $1,503.94 2.0000 $158.64 5305 12/2/1961 9/4/1986 $1,634.13 3.0000 $197.52 1772 8/3/1962 10/14/1981 $1,627.42 8.0000 $537.84 8994 7/29/1946 11/16/1987 $5,377.51 2.0000 $1,625.52 5821 9/20/1949 10/5/1988 $1,119.90 1.0000 $79.92 9467 3/3/1943 11/1/1988 $8,685.91 1.0000 $1,533.72 9403 12/2/1957 2/24/1981 $915.01 9.0000 $200.16 6945 1/31/1953 2/9/1981 $1,018.77 9.0000 $336.96 4275 5/24/1953 6/27/1988 $2,726.72 1.0000 $264.72 3955 4/24/1954 11/18/1985 $7,594.63 1.0000 $1,293.36 7733 8/31/1958 9/21/1978 $1,279.99 11.0000 $568.80 2318 7/22/1948 11/27/1973 $1,564.72 16.0000 $1,188.60 3432 12/4/1967 8/20/1987 $1,405.12 2.0000 $117.00 3443 1/1/1959 12/30/1986 $1,112.68 3.0000 $93.48 2417 10/1/1956 10/27/1986 $4,028.97 3.0000 $1,125.12 8847 6/3/1949 6/2/1986 $1,103.45 3.0000 $165.48 7819 11/11/1957 9/18/1978 $1,458.57 11.0000 $604.08 3876 10/28/1958 3/11/1980 $1,157.84 9.0000 $497.40 3849 10/2/1943 5/4/1981 $1,609.51 9.0000 $1,082.76 9130 4/21/1935 6/1/1986 $850.77 15.2500 $543.60 7509 2/21/1939 12/31/1979 $1,128.11 10.0000 $897.84 7297 4/26/1953 7/25/1988 $1,474.60 1.0000 $19.44 2145 12/28/1953 5/19/1987 $1,302.88 3.0000 $243.00 4659 9/22/1945 6/23/1986 $1,437.95 3.0000 $354.24 7425 7/8/1945 3/11/1980 $1,105.40 10.0000 $687.72 4413 9/22/2026 2/2/1953 $939.41 8.4166 $421.08 3315 11/15/1938 6/22/1988 $639.34 1.0000 $18.00 4902 12/10/1931 10/27/1981 $951.69 8.0000 $426.84 2725 5/10/1955 11/18/1985 $1,262.91 4.0000 $230.16 8008 8/24/1965 7/18/1988 $1,454.13 1.0000 $20.64 2296 7/3/1959 4/21/1986 $1,154.07 4.0000 $124.56 2431 6/15/1963 11/3/1986 $1,048.00 3.0000 $103.08 5963 10/16/1963 9/8/1987 $1,146.86 2.0000 $87.48 6224 7/10/1959 7/21/1988 $947.88 3.0000 $55.44 6312 2/15/1961 5/5/1986 $1,106.69 4.0000 $154.92 6649 3/31/1966 8/18/1986 $1,474.78 3.0000 $145.56 7295 6/15/1963 6/28/1982 $1,499.64 7.0000 $378.96 8338 8/31/1958 7/15/1985 $1,119.85 4.0000 $145.20 8531 5/7/1965 6/28/1982 $1,515.12 7.0000 $371.52 9474 8/11/1956 10/26/1981 $1,151.03 8.0000 $320.40 9637 10/26/1959 11/15/1988 $1,156.72 6.0000 $285.48 9981 1/6/1964 6/14/1982 $1,334.62 7.0000 $318.24 1026 2/23/1962 8/24/1983 $1,229.18 6.0000 $135.00

B-7 Last Four Digits of Social Security Number Date of Birth Date of Hire Monthly Final Average Pay 11/30/1989 Credited Service 11/30/1989 Annual Accrued Benefit 1083 5/15/1960 8/1/1988 $971.66 1.0000 $48.72 1249 1/13/1959 9/18/1980 $1,481.06 9.0000 $503.04 3044 3/21/1960 5/18/1987 $1,151.92 3.0000 $128.28 3259 10/9/1959 4/8/1980 $1,412.53 10.0000 $412.44 3619 8/26/1965 6/16/1986 $1,514.30 3.0000 $156.72 3921 10/15/1962 5/17/1988 $866.65 2.0000 $53.52 6105 6/28/1962 5/26/1987 $1,017.13 3.0000 $99.48 6485 1/12/1961 5/6/1987 $1,489.91 3.0000 $204.00 6615 3/1/1960 1/11/1978 $1,428.11 11.0000 $677.04 7279 7/20/1960 7/7/1981 $1,348.38 8.0000 $391.92 7550 8/3/1960 7/15/1981 $976.00 6.0000 $154.20 8115 4/24/1961 6/14/1979 $1,189.68 10.0000 $357.48 8159 8/2/1961 8/16/1982 $1,583.74 7.0000 $458.28 8253 10/22/1963 9/29/1982 $1,648.30 7.0000 $510.36 8345 12/5/1960 2/12/1982 $1,046.14 8.0000 $188.64 9341 1/11/1962 7/7/1986 $977.07 3.0000 $136.20 0238 11/11/1966 2/5/1986 $965.68 4.0000 $72.00 1932 10/17/1960 3/24/1986 $1,239.47 10.0000 $415.92 2411 6/12/1960 5/13/1986 $1,145.11 4.0000 $163.80 2435 2/21/1962 4/9/1986 $1,428.67 4.0000 $214.20 2491 9/23/1957 4/26/1988 $990.01 2.0000 $83.76 3352 10/16/1959 10/30/1986 $913.32 3.0000 $66.12 3860 2/21/1963 6/15/1981 $1,717.27 8.0000 $575.52 4100 3/30/1961 4/17/1986 $1,425.88 4.0000 $253.32 6250 11/15/1961 4/6/1988 $1,116.84 2.0000 $85.68 6342 7/31/1959 4/20/1977 $1,621.20 13.0000 $716.04 6562 7/1/1962 5/12/1983 $1,152.52 7.0000 $364.68 6640 11/17/1958 10/3/1979 $1,291.74 9.0000 $579.12 6828 2/17/1964 3/16/1987 $1,448.39 3.0000 $189.72 7171 6/17/1960 8/2/1978 $1,017.01 11.0000 $254.64 7499 9/14/1962 5/19/1986 $1,127.11 4.0000 $195.48 8175 3/1/1964 10/19/1982 $1,091.50 7.0000 $268.08 8294 3/3/1965 8/22/1983 $1,357.74 6.0000 $202.56 8378 1/10/1964 5/5/1987 $1,325.10 3.0000 $130.08 8654 12/26/1964 7/10/1986 $1,252.99 3.0000 $136.80 1367 7/3/1962 9/22/1986 $1,430.79 3.0000 $216.00 2891 8/21/1962 7/18/1988 $1,048.83 1.0000 $35.40 3369 11/13/1965 3/10/1983 $1,108.54 7.0000 $307.08 4494 7/19/1961 4/22/1987 $1,397.91 3.0000 $158.76 4965 1/4/1961 3/17/1987 $1,058.84 3.0000 $197.52 5721 8/20/1961 7/3/1979 $1,190.22 10.0000 $303.36 6413 1/26/1961 7/27/1982 $1,846.07 7.0000 $527.52 7122 7/10/1961 8/15/1984 $700.11 5.0000 $90.00 7660 12/11/1966 4/15/1986 $1,110.58 4.0000 $124.92 8295 7/4/1964 8/31/1983 $1,538.86 6.0000 $318.36 8851 12/6/1965 4/25/1988 $1,057.63 4.0000 $96.24 9001 8/14/1962 5/7/1986 $1,276.58 4.0000 $202.92 B-8 Last Four Digits of Social Security Number Date of Birth Date of Hire Monthly Final Average Pay 11/30/1989 Credited Service 11/30/1989 Annual Accrued Benefit 0463 1/6/1968 4/25/1988 $1,154.39 2.0000 $87.36 0702 7/11/1964 10/19/1981 $1,157.06 8.0000 $315.72 1849 3/25/1966 5/28/1986 $1,409.39 4.0000 $228.48 2341 4/6/1967 4/29/1987 $1,199.62 3.0000 $151.32 2957 2/12/1965 7/13/1981 $1,161.27 8.0000 $285.00 4431 6/1/1961 9/25/1986 $1,478.57 3.0000 $205.20 5267 11/27/1962 6/15/1981 $1,230.32 8.0000 $309.60 5381 1/5/1962 9/7/1983 $1,012.94 6.0000 $206.52 5745 7/3/1966 5/5/1986 $835.73 4.0000 $72.00 5869 4/28/1967 8/19/1985 $1,169.55 4.0000 $127.68 7813 10/18/1964 9/25/1986 $1,490.90 3.0000 $217.44 8180 10/9/1961 5/4/1983 $1,697.79 7.0000 $412.20 8355 1/25/1962 10/18/1982 $1,268.08 6.0000 $361.20 8437 8/31/1962 7/13/1981 $880.56 8.0000 $177.84 2501 1/3/1961 7/29/1987 $1,054.17 2.0000 $79.92 2626 2/13/1963 7/13/1982 $785.51 6.0000 $127.08 2637 1/20/1961 11/18/1982 $1,321.44 7.0000 $328.92 2705 2/8/1965 5/10/1984 $1,290.90 6.0000 $214.56 2728 6/8/1962 8/21/1985 $1,210.66 4.0000 $189.48 2821 12/2/1960 9/19/1983 $1,485.52 6.0000 $362.40 3467 8/28/1961 4/20/1982 $920.89 8.0000 $230.64 4162 12/29/1962 8/31/1983 $1,536.34 6.0000 $295.08 4598 1/11/1961 7/30/1979 $1,770.39 8.0000 $626.40 5215 6/7/1964 5/2/1988 $1,190.27 2.0000 $106.56 5598 5/24/1964 10/8/1987 $1,070.15 2.0000 $86.04 6419 12/9/1961 6/11/1980 $1,222.41 9.0000 $379.32 6579 6/3/1962 7/15/1980 $1,330.45 9.0000 $409.68 6628 4/8/1960 2/24/1987 $1,024.92 3.0000 $102.00 8401 7/12/1964 5/26/1987 $865.85 3.0000 $69.36 9085 8/26/1962 8/17/1981 $1,691.76 8.0000 $525.00 9103 9/21/1964 7/7/1986 $1,049.92 3.0000 $93.60 9471 11/22/1962 10/29/1986 $1,196.88 3.0000 $165.60 9852 8/29/1965 7/18/1984 $1,479.09 4.0000 $406.20 0135 8/16/1968 4/12/1988 $865.91 2.0000 $51.00 2192 3/25/1962 4/25/1988 $867.38 2.0000 $37.68 3237 12/28/1960 8/20/1986 $1,088.94 3.0000 $129.24 3978 5/16/1965 10/3/1983 $1,286.86 6.0000 $277.44 4116 8/9/1965 6/25/1984 $1,437.47 5.0000 $235.32 4629 10/23/1961 11/5/1979 $2,051.55 10.0000 $974.88 4882 8/22/1962 7/23/1985 $1,200.12 4.0000 $160.20 5137 3/13/1962 10/5/1983 $1,246.64 6.0000 $261.84 5534 11/16/1961 7/26/1982 $1,263.23 7.0000 $276.72 6656 10/7/1964 5/19/1986 $1,173.15 4.0000 $112.68 0900 7/13/1962 4/27/1987 $772.67 3.0000 $54.00 1000 12/13/1963 9/15/1986 $1,143.13 3.0000 $138.84 2026 8/4/1964 9/14/1982 $1,711.46 7.0000 $465.60 2927 8/28/1963 10/13/1981 $1,525.18 8.0000 $637.68

B-9 Last Four Digits of Social Security Number Date of Birth Date of Hire Monthly Final Average Pay 11/30/1989 Credited Service 11/30/1989 Annual Accrued Benefit 3339 2/21/1963 7/20/1981 $1,018.78 8.0000 $258.48 3699 8/1/1963 7/30/1981 $1,478.50 8.0000 $453.60 3852 7/4/1962 7/14/1988 $1,113.72 1.0000 $47.76 4472 11/17/1962 11/9/1988 $1,161.73 8.0000 $245.16 5810 2/23/1963 9/8/1986 $1,096.46 3.0000 $152.40 6168 2/21/1963 10/24/1983 $1,212.41 6.0000 $292.56 6683 2/19/1965 6/27/1988 $1,471.12 1.0000 $95.64 0047 12/23/1963 8/2/1982 $995.68 6.0000 $183.72 0564 5/6/1963 10/5/1986 $1,374.33 3.0000 $153.96 0745 3/10/1963 7/28/1983 $1,676.88 6.0000 $476.52 1386 5/7/1965 12/5/1985 $1,417.60 2.0000 $158.88 3124 1/14/1964 8/13/1985 $635.94 3.0000 $54.00 3308 7/21/1964 9/6/1983 $1,317.85 6.0000 $277.92 3351 12/20/1963 7/27/1982 $1,061.34 7.0000 $161.40 5538 1/3/1967 10/12/1987 $1,115.09 2.0000 $97.32 6477 8/16/1966 6/20/1985 $1,230.64 4.0000 $147.24 6814 2/26/1963 9/1/1987 $1,058.14 2.0000 $55.56 9519 11/3/1966 7/29/1985 $982.38 4.0000 $72.00 3246 8/17/1965 8/21/1985 $1,142.18 4.0000 $175.80 3650 5/10/1964 6/2/1986 $905.79 3.0000 $84.12 4181 11/17/1962 7/30/1985 $1,629.99 4.0000 $324.72 5355 3/30/1967 8/29/1988 $1,162.76 1.0000 $35.88 5410 5/8/1968 8/2/1988 $1,226.98 1.0000 $49.80 5914 1/28/1967 4/14/1986 $733.69 4.0000 $72.00 6070 8/1/1963 10/22/1981 $1,095.41 8.0000 $315.84 6125 6/6/1966 8/15/1984 $917.59 5.0000 $151.44 7079 8/17/1968 6/9/1986 $783.56 3.0000 $54.00 8396 8/8/1965 1/12/1987 $1,023.46 3.0000 $79.68 8511 8/24/1964 7/26/1982 $1,249.40 7.0000 $305.76 8681 8/13/1966 7/15/1986 $922.82 3.0000 $60.24 0535 3/14/1965 7/17/1986 $799.25 1.0000 $31.08 0570 3/11/1964 1/22/1987 $884.87 3.0000 $74.88 3868 10/22/1965 6/5/1984 $1,231.91 5.0000 $177.24 6228 3/22/1968 6/17/1986 $1,159.21 3.0000 $84.48 6883 1/24/1966 6/4/1986 $1,103.89 3.0000 $85.68 9954 12/23/1964 10/27/1986 $1,360.08 3.0000 $157.80 0794 8/16/1965 11/10/1986 $1,137.19 3.0000 $84.96 1554 3/29/1966 5/18/1987 $930.42 3.0000 $62.52 2346 3/16/1966 7/21/1986 $1,211.06 3.0000 $102.84 2612 2/15/1968 6/9/1986 $1,048.31 3.0000 $130.32 2989 7/29/1967 1/7/1987 $941.21 3.0000 $61.08 7779 2/4/1966 8/1/1988 $1,058.64 6.0000 $136.80 9451 1/26/1966 7/28/1986 $1,046.96 3.0000 $99.72 9482 1/20/1967 8/26/1985 $1,080.91 4.0000 $103.68 0365 1/31/1965 10/3/1985 $1,244.70 4.0000 $143.64 0988 11/2/1964 5/14/1987 $1,139.95 3.0000 $114.72 2366 10/31/1965 7/7/1986 $1,080.99 3.0000 $129.48 B-10 Last Four Digits of Social Security Number Date of Birth Date of Hire Monthly Final Average Pay 11/30/1989 Credited Service 11/30/1989 Annual Accrued Benefit 5565 3/20/1967 7/15/1986 $1,172.45 3.0000 $77.16 5661 12/7/1966 9/8/1985 $1,199.80 4.0000 $156.48 7944 10/14/1966 6/18/1985 $1,199.80 4.0000 $134.64 8015 8/26/1967 12/3/1986 $1,094.40 3.0000 $126.36 8224 5/14/1969 10/20/1986 $999.72 3.0000 $83.52 8931 8/23/1965 3/16/1987 $1,073.73 3.0000 $89.76 4160 5/26/1968 10/14/1985 $903.09 4.0000 $72.00 5730 10/9/1967 6/5/1986 $1,315.00 3.0000 $126.72 9146 9/3/1967 10/17/1988 $1,171.37 1.0000 $46.08 2842 6/19/2029 4/18/1977 $839.87 13.0000 $978.12 6432 7/4/1967 1/14/1987 $1,415.76 3.0000 $163.08 8110 6/27/2029 5/4/1988 $1,101.85 2.0000 $162.12 8190 7/7/1930 5/12/1986 $1,000.86 4.0000 $254.52 8408 3/30/1931 2/24/1964 $983.91 8.4166 $417.12 3728 10/7/1967 2/8/1987 $1,383.03 3.0000 $182.04 7703 4/21/1932 6/9/1986 $815.58 3.0000 $101.16 8797 5/19/1931 8/31/1971 $1,263.56 18.2500 $2,411.64 9404 12/24/2029 10/5/1987 $927.99 2.0000 $92.40 9995 1/19/1933 1/16/1961 $853.64 8.4166 $208.56 7810 10/17/1930 8/21/1958 $1,549.89 31.2500 $2,174.52 8903 10/10/1934 1/2/1979 $767.60 11.0000 $198.00 9038 5/10/1934 7/15/1986 $1,334.09 3.0000 $268.80 9144 6/30/1936 6/14/1972 $2,773.50 17.4166 $4,818.72 9327 4/13/1935 6/26/1967 $1,661.50 22.4166 $2,324.16 1388 4/25/1936 10/6/1971 $1,388.69 8.4166 $870.24 1775 4/12/1936 5/2/1988 $1,083.58 2.0000 $140.88 9582 2/15/1955 5/18/1988 $948.39 2.0000 $57.00 1685 12/18/1934 10/19/1987 $791.71 2.0000 $79.92 2037 8/23/1934 10/29/1973 $1,499.96 16.0833 $1,676.52 5872 7/17/1939 10/16/1962 $2,016.20 27.0833 $2,643.36 5909 8/4/1937 10/30/1986 $1,525.60 3.0000 $363.60 5916 8/31/1931 2/8/1979 $1,398.79 11.0000 $1,142.88 6534 1/5/1939 2/28/1983 $1,581.41 7.0000 $925.80 6567 6/16/1939 6/16/1986 $1,360.17 3.0000 $259.44 6619 9/17/1939 10/25/1976 $1,859.96 13.0833 $1,991.16 6663 1/1/1939 7/12/1978 $1,516.86 11.0000 $1,345.80 7175 1/2/1938 1/14/1987 $1,495.60 3.0000 $371.40 7200 1/13/1941 7/24/1979 $1,306.43 14.0000 $1,140.12 0673 9/26/1938 7/7/1986 $1,628.93 3.0000 $506.16 0861 8/23/1940 9/15/1986 $1,318.81 3.0000 $262.92 4787 2/17/1939 5/27/1986 $1,629.54 4.0000 $576.00 7849 2/18/1942 8/4/1980 $985.85 9.0000 $403.44 7898 12/31/1934 1/19/1983 $1,005.80 7.0000 $368.28 7929 12/13/2025 10/16/1978 $1,376.44 11.0000 $1,252.44 8014 6/12/1939 8/1/1988 $1,599.78 1.0000 $148.68 8084 8/19/1935 6/15/1988 $837.62 1.0000 $43.56 8609 8/17/1935 6/9/1986 $1,141.89 3.0000 $143.16

B-11 Last Four Digits of Social Security Number Date of Birth Date of Hire Monthly Final Average Pay 11/30/1989 Credited Service 11/30/1989 Annual Accrued Benefit 2988 6/30/1942 12/10/1986 $1,199.40 3.0000 $312.48 7709 6/7/1943 4/14/1987 $883.87 3.0000 $141.36 0155 4/1/1945 8/17/1976 $812.72 13.2500 $238.44 0167 10/21/1943 6/20/1986 $1,551.28 3.0000 $361.08 0498 3/19/1945 4/21/1987 $985.32 3.0000 $149.64 0518 5/24/1935 6/3/1986 $906.45 3.0000 $121.68 0527 1/25/1945 7/7/1981 $936.40 8.0000 $244.68 1040 2/19/1945 6/25/1986 $1,516.84 3.0000 $300.48 2286 3/1/1943 2/11/1986 $1,061.69 4.0000 $239.88 2390 12/30/1945 11/21/1974 $1,550.30 15.0000 $1,339.20 5190 7/24/1945 1/2/1974 $1,401.40 16.0000 $1,168.20 5534 11/19/1945 5/12/1987 $1,258.56 3.0000 $287.40 5614 11/11/1944 10/20/1975 $1,608.42 13.0000 $1,237.56 5698 5/14/1944 5/5/1980 $1,112.13 10.0000 $538.56 5711 4/28/1947 12/1/1965 $2,164.37 24.0000 $2,464.68 7372 3/24/1943 10/29/1979 $1,456.24 10.0000 $924.48 0079 6/23/1954 8/20/1979 $2,176.58 8.4166 $1,020.84 0178 12/12/1943 4/18/1988 $872.14 2.0000 $176.52 2404 9/28/1955 8/12/1985 $1,028.36 4.0000 $152.28 3334 7/9/1955 5/21/1979 $1,250.79 11.0000 $552.36 3967 8/24/1951 8/6/1980 $1,021.92 9.0000 $218.04 4127 11/21/1945 8/18/1980 $1,043.16 10.0000 $543.60 7778 7/15/1946 4/25/1988 $897.84 2.0000 $107.64 8798 12/19/1948 5/21/1986 $1,341.72 4.0000 $289.80 5758 5/15/1950 5/22/1972 $1,866.21 18.0000 $1,366.80 9996 10/26/1965 8/5/1985 $1,340.14 4.0000 $217.32 4926 12/29/1953 9/15/1980 $1,370.30 9.0000 $582.72 5437 9/25/1950 1/29/1970 $2,018.15 20.0000 $1,823.28 5784 6/10/1956 6/16/1980 $1,296.99 9.0000 $375.72 7620 4/7/1953 11/2/1983 $1,326.46 6.0000 $293.04 8804 6/20/1953 8/27/1978 $1,455.87 11.0000 $573.12 9026 5/25/1952 8/10/1979 $1,154.97 10.0000 $409.80 9136 12/23/1954 7/20/1989 $1,016.87 5.0000 $172.44 9174 3/18/1953 8/9/1982 $6,897.98 7.0000 $6,047.04 9230 1/3/1957 3/16/1981 $1,038.24 9.0000 $286.56 9465 3/26/1953 8/26/1974 $740.25 13.2500 $238.56 9554 10/29/1952 3/8/1972 $1,945.89 18.0000 $1,501.68 9601 10/26/1949 8/2/1978 $1,279.46 11.0000 $640.20 9754 10/1/1952 10/18/1988 $997.94 1.0000 $55.08 9771 11/10/1952 9/2/1975 $1,647.81 14.1667 $1,022.52 9913 9/15/1952 2/16/1981 $1,640.75 13.1666 $1,078.80 2866 10/1/1954 8/22/1984 $1,974.86 10.0000 $1,080.24 3409 9/1/1954 4/5/1980 $972.01 9.0000 $216.60 7017 1/13/1954 1/12/1987 $1,328.07 3.0000 $156.48 7315 5/29/1952 9/15/1987 $1,085.50 2.0000 $114.60 7925 1/23/1957 9/8/1986 $789.04 3.0000 $58.44 8356 4/17/1954 8/3/1988 $1,099.91 1.0000 $59.64 B-12 Last Four Digits of Social Security Number Date of Birth Date of Hire Monthly Final Average Pay 11/30/1989 Credited Service 11/30/1989 Annual Accrued Benefit 8932 5/19/1967 8/12/1985 $1,372.79 4.0000 $182.28 8989 1/4/1955 11/19/1973 $1,175.85 16.0000 $695.04 9521 6/7/1955 4/7/1977 $1,134.17 13.0000 $485.28 9909 7/31/1955 4/6/1987 $1,048.09 3.0000 $132.72 5524 2/10/1958 9/9/1987 $1,127.36 11.0000 $219.96 5817 2/28/1954 5/4/1987 $1,746.60 3.0000 $299.16 6584 9/14/1954 4/11/1988 $1,409.97 2.0000 $167.16 6781 11/19/1955 5/18/1987 $1,088.04 3.0000 $131.52 6920 7/9/1958 3/1/1977 $1,783.94 13.0000 $1,027.44 7015 6/6/1958 9/15/1987 $657.48 2.0000 $36.00 7022 4/11/1958 8/18/1976 $920.55 13.2500 $353.28 7128 7/16/1957 8/13/1979 $984.18 10.0000 $333.36 7148 2/29/1956 4/23/1987 $1,403.77 3.0000 $136.68 7226 6/11/1958 10/20/1976 $1,306.52 13.0833 $615.00 7380 11/3/1957 7/14/1986 $844.54 3.0000 $54.00 7391 2/5/1957 9/6/1978 $1,278.58 11.0000 $517.80 7406 2/9/1958 5/31/1977 $1,697.95 13.0000 $1,302.24 7476 5/6/1962 2/28/1983 $900.54 7.0000 $165.60 1208 11/5/1957 3/14/1977 $1,486.79 13.0000 $628.56 1554 4/19/1957 1/9/1980 $1,725.68 10.0000 $728.76 1637 1/27/1957 8/8/1988 $1,371.92 1.0000 $57.00 1816 1/22/1957 6/9/1986 $1,466.86 3.0000 $265.68 9857 8/18/1957 7/30/1986 $1,003.23 3.0000 $87.84 2708 3/8/1955 4/24/1978 $1,142.25 8.4166 $364.92 4602 3/14/1960 7/14/1986 $891.37 3.0000 $71.64 6260 7/14/1962 8/22/1988 $2,463.46 1.0000 $174.12 6740 3/3/1957 6/10/1985 $1,140.70 4.0000 $190.68 7469 1/6/1956 3/23/1986 $1,559.65 4.0000 $320.28 8794 1/15/1955 6/2/1986 $1,293.75 3.0000 $210.48 8967 2/9/1955 12/31/1979 $1,774.12 10.0000 $843.12 0100 10/17/1956 1/12/1987 $1,094.25 3.0000 $174.48 1154 8/26/1964 10/21/1981 $1,332.51 8.0000 $447.00 1693 9/12/1966 7/7/1986 $1,274.63 3.0000 $138.84 1983 9/4/1957 8/29/1978 $1,104.80 11.0000 $410.88 2683 8/17/1959 5/21/1984 $891.53 6.0000 $162.72 5007 10/24/1958 6/16/1977 $984.86 12.0000 $372.12 5149 12/25/1959 8/14/1990 $767.83 3.0000 $63.36 5670 8/19/1961 1/3/1980 $1,768.24 10.0000 $826.68 6037 8/18/1966 8/5/1985 $1,314.76 4.0000 $194.28 6299 3/5/1964 8/11/1983 $1,886.03 6.0000 $455.28 8702 1/15/1964 8/17/1983 $1,567.89 6.0000 $328.08 9150 9/17/1957 1/14/1987 $1,424.83 3.0000 $240.48 9312 2/4/1958 8/4/1986 $1,237.14 3.0000 $160.56 9525 11/20/1957 7/25/1977 $1,655.19 12.0000 $784.08 9528 4/6/1956 7/21/1986 $1,316.60 3.0000 $194.52 9926 8/22/1960 4/14/1986 $1,043.95 4.0000 $210.36 0432 9/26/1957 9/21/1976 $1,110.89 13.1666 $458.28

B-13 Last Four Digits of Social Security Number Date of Birth Date of Hire Monthly Final Average Pay 11/30/1989 Credited Service 11/30/1989 Annual Accrued Benefit 0799 3/3/1959 4/4/1977 $1,165.02 13.0000 $504.00 2490 9/29/1961 9/22/1986 $869.79 3.0000 $89.88 3128 5/20/1964 7/19/1982 $1,511.15 7.0000 $398.16 4200 11/1/1957 6/23/1976 $1,395.60 13.4166 $531.48 6460 5/29/1958 3/27/1984 $1,594.99 9.0000 $652.20 6834 6/9/1960 5/18/1987 $1,361.24 3.0000 $182.40 7228 2/23/1959 6/12/1985 $1,455.43 4.0000 $264.00 7388 9/8/1958 7/14/1980 $1,436.67 9.0000 $739.08 7933 11/16/1957 9/27/1976 $1,242.55 13.1666 $485.76 9178 11/20/1957 7/22/1982 $1,633.82 7.0000 $387.12 9968 10/20/1957 8/15/1985 $1,440.68 4.0000 $258.72 1745 1/14/1962 8/13/1985 $1,573.40 4.0000 $274.92 2155 12/9/1955 10/19/1978 $985.92 11.0000 $353.76 3025 10/1/1964 5/16/1988 $864.27 2.0000 $36.00 3169 7/23/1964 7/16/1984 $1,174.15 5.0000 $331.08 4137 3/8/1957 6/2/1985 $1,330.02 4.0000 $237.96 4487 11/19/1959 5/12/1987 $994.98 3.0000 $70.68 6709 9/20/1957 2/5/1986 $1,005.76 4.0000 $141.48 7095 5/24/1963 6/2/1987 $569.59 2.0000 $36.00 7898 2/5/1960 8/28/1978 $1,602.94 11.0000 $959.04 8530 8/2/1960 6/3/1985 $939.99 4.0000 $101.04 8636 7/16/1959 10/21/1985 $797.47 4.0000 $72.24 8979 4/22/1958 4/1/1986 $1,369.12 3.0000 $296.88 9864 1/27/1957 8/21/1986 $1,208.54 3.0000 $161.28 0092 12/15/1959 11/2/1978 $2,277.41 11.0000 $1,277.64 2925 12/9/1959 10/8/1982 $1,468.30 7.0000 $348.48 4352 6/8/1959 9/18/1985 $906.05 6.0000 $108.00 5576 9/25/1958 7/10/1979 $1,714.06 10.0000 $628.80 6466 4/30/1963 7/19/1984 $1,595.49 5.0000 $279.00 6492 9/26/1964 11/10/1982 $1,719.12 7.0000 $416.88 6637 11/28/1958 3/31/1980 $916.53 10.0000 $183.60 7726 10/8/1960 1/3/1985 $1,416.95 3.0000 $180.96 8661 2/4/1958 2/14/1980 $1,376.14 10.0000 $550.20 9097 2/19/1958 11/12/1979 $1,241.62 10.0000 $393.00 9400 2/17/1959 11/2/1978 $1,195.05 11.0000 $466.56 9515 2/21/1963 1/23/1980 $1,218.70 6.0000 $281.16 1807 3/15/1959 1/21/1981 $2,037.79 9.0000 $850.92 2149 4/9/1961 11/4/1986 $1,109.51 3.0000 $123.60 2272 12/27/1959 2/2/1983 $1,437.49 7.0000 $324.96 2554 12/28/1958 8/23/1983 $1,520.72 6.0000 $352.32 3297 10/18/1958 7/12/1988 $805.29 1.0000 $38.76 5442 1/11/1967 6/17/1985 $1,208.60 4.0000 $173.76 5580 10/31/1958 4/3/1986 $1,706.75 4.0000 $347.04 6862 7/1/1959 2/13/1979 $1,277.39 11.0000 $497.28 7419 11/7/1961 9/4/1985 $1,211.50 4.0000 $164.52 7558 1/22/1962 7/29/1980 $1,195.19 9.0000 $431.16 7744 7/4/1961 8/20/1979 $1,197.47 10.0000 $390.48 B-14 Last Four Digits of Social Security Number Date of Birth Date of Hire Monthly Final Average Pay 11/30/1989 Credited Service 11/30/1989 Annual Accrued Benefit 8991 10/6/1959 8/15/1978 $1,483.08 11.0000 $637.32 9200 3/21/1961 9/18/1978 $1,770.40 11.0000 $855.36 9726 1/21/1962 8/10/1981 $1,242.31 8.0000 $354.84 3042 5/12/1961 1/12/1987 $761.18 3.0000 $54.00 4283 1/28/1967 8/26/1985 $910.66 4.0000 $72.00 4693 3/15/1963 9/14/1987 $889.98 2.0000 $50.88 4767 5/20/1960 6/27/1988 $1,016.54 7.0000 $361.92 4777 6/2/1962 8/18/1988 $1,006.17 1.0000 $33.84 5903 4/23/1961 7/8/1980 $1,860.79 9.0000 $650.52 6145 11/15/1968 4/26/1988 $825.23 2.0000 $41.40 6991 5/25/1962 5/2/1988 $935.70 3.0000 $177.96 8797 3/21/1965 10/15/1985 $1,498.33 4.0000 $234.60 8995 6/7/1960 1/14/1987 $1,096.86 3.0000 $147.36 9028 11/10/1959 7/12/1979 $1,593.94 10.0000 $619.08 9064 11/20/1965 3/18/1992 $1,014.85 3.0000 $89.04 2009 10/8/1958 7/10/1981 $1,287.51 8.0000 $389.52 4144 8/10/1963 6/17/1986 $1,358.77 3.0000 $152.76 4156 8/10/1963 7/30/1986 $921.77 3.0000 $60.00 4641 3/26/1962 7/30/1980 $971.46 9.0000 $224.40 6018 11/26/1968 7/19/1988 $1,067.51 1.0000 $45.60 6126 8/19/1963 7/14/1986 $1,133.83 3.0000 $85.32 7015 12/24/1964 9/18/1985 $1,198.36 4.0000 $191.04 8094 1/8/1959 11/21/1985 $1,181.01 3.0000 $109.80 9760 2/7/1960 10/20/1988 $797.94 1.0000 $18.00 0081 6/26/1962 8/8/1980 $1,227.01 9.0000 $351.36 1080 11/23/1961 1/27/1986 $1,508.15 4.0000 $280.68 1959 1/24/1961 3/30/1987 $1,476.30 3.0000 $192.60 2577 9/5/1960 8/18/1983 $1,194.98 6.0000 $318.60 2998 7/22/1965 6/6/1984 $1,007.01 5.0000 $140.28 3104 8/29/1959 10/3/1983 $1,449.97 6.0000 $387.00 3850 8/12/1965 9/7/1983 $841.26 6.0000 $117.00 4722 11/20/1962 8/22/1983 $913.49 6.0000 $108.00 6523 9/25/1964 7/19/1983 $1,382.76 6.0000 $356.04 7722 1/29/1960 5/28/1987 $1,094.19 3.0000 $138.24 8068 9/18/1966 9/17/1986 $1,327.42 3.0000 $126.72 8859 11/11/1967 5/31/1988 $1,208.89 2.0000 $104.64 9221 1/25/1960 6/12/1978 $1,329.75 11.0000 $628.44 9235 3/20/1962 2/23/1984 $1,470.76 6.0000 $297.12 9637 11/10/1966 7/23/1985 $777.85 4.0000 $72.00 1463 7/24/1964 12/8/1986 $1,089.66 3.0000 $112.44 2327 1/24/1962 1/20/1982 $981.26 8.0000 $258.12 2465 6/15/1961 11/26/1979 $1,198.63 10.0000 $395.40 4055 2/20/1968 7/21/1987 $1,118.32 2.0000 $68.28 4397 5/19/1962 7/14/1986 $1,263.95 3.0000 $131.40 4570 4/2/1965 9/7/1983 $1,113.11 6.0000 $155.16 4875 12/24/1961 9/8/1980 $1,461.13 9.0000 $435.96 6127 12/14/1962 5/18/1988 $977.64 3.0000 $54.00

B-15 Last Four Digits of Social Security Number Date of Birth Date of Hire Monthly Final Average Pay 11/30/1989 Credited Service 11/30/1989 Annual Accrued Benefit 6149 4/21/1966 8/8/1988 $817.18 1.0000 $18.00 7639 8/11/1962 10/7/1985 $818.65 4.0000 $80.52 8598 12/13/1962 9/7/1983 $994.87 6.0000 $119.76 1494 1/19/1965 8/8/1988 $1,158.05 1.0000 $50.88 2376 5/30/1963 2/11/1986 $1,078.29 4.0000 $130.56 2994 5/30/1962 7/27/1987 $1,039.05 2.0000 $67.56 3113 2/20/1964 5/27/1985 $1,402.86 5.0000 $296.76 4253 6/4/1962 6/28/1982 $1,251.79 7.0000 $285.60 5698 8/19/1963 10/5/1981 $1,405.86 8.0000 $426.24 5784 9/21/1964 8/24/1987 $934.35 2.0000 $60.12 6713 9/6/1963 8/23/1983 $1,463.58 6.0000 $340.08 6917 5/5/1962 1/18/1987 $1,341.53 3.0000 $139.44 7200 5/2/1962 10/17/1983 $994.58 6.0000 $159.84 9089 4/7/1962 5/31/1987 $876.32 8.0000 $144.00 4458 6/15/1964 9/20/1982 $851.41 7.0000 $126.00 5646 10/22/1962 8/22/1983 $1,162.42 6.0000 $301.56 7418 10/27/1963 9/12/1983 $1,563.72 6.0000 $430.92 8566 4/15/1965 8/17/1987 $1,395.32 2.0000 $106.80 8607 1/5/1966 6/25/1986 $1,470.74 3.0000 $150.84 8748 7/19/1962 2/17/1982 $1,026.69 8.0000 $221.04 0377 6/29/1965 2/19/1986 $1,300.15 4.0000 $171.72 0887 3/14/1963 8/11/1988 $1,617.26 1.0000 $94.92 3884 10/1/1962 10/5/1981 $416.64 5646 1/27/1964 2/10/1986 $978.92 4.0000 $110.40 6518 7/15/1963 6/1/1987 $1,060.20 3.0000 $95.64 8994 11/2/1963 2/1/1984 $1,366.85 6.0000 $280.80 0387 2/16/1964 2/4/1986 $1,110.85 5.0000 $103.20 0474 9/17/1967 7/24/1986 $1,310.08 3.0000 $122.76 2332 9/6/1965 5/11/1986 $1,537.32 4.0000 $241.56 4647 9/14/1965 7/24/1985 $1,279.59 4.0000 $193.68 5358 7/22/1964 6/11/1986 $1,098.69 3.0000 $111.24 7524 8/30/1965 7/28/1986 $736.24 3.0000 $54.00 7542 9/16/1963 8/20/1985 $1,106.74 4.0000 $114.84 8389 1/31/1967 9/15/1986 $1,207.82 3.0000 $147.48 9625 5/3/1964 8/10/1987 $1,354.68 2.0000 $122.52 0756 9/15/1963 7/16/1986 $1,071.74 3.0000 $101.40 5018 1/23/1967 8/31/1987 $912.51 2.0000 $41.04 6551 1/26/1966 6/11/1984 $1,119.10 5.0000 $161.04 7350 11/30/1965 9/4/1984 $1,109.60 5.0000 $134.52 9580 12/3/1965 6/11/1986 $1,086.23 3.0000 $86.64 3035 12/17/1965 1/11/1988 $667.40 2.0000 $36.00 6999 3/8/1967 10/30/1986 $743.24 3.0000 $54.00 5200 9/3/1966 8/12/1985 $961.99 4.0000 $108.60 7559 12/24/1966 1/8/1986 $6,165.12 2.0000 $1,103.16 2768 6/29/1965 12/3/1986 $893.73 3.0000 $61.80 2873 5/1/1967 7/15/1985 $1,034.33 4.0000 $173.04 7942 3/29/1966 1/8/1986 $1,547.30 4.0000 $198.36 B-16 Last Four Digits of Social Security Number Date of Birth Date of Hire Monthly Final Average Pay 11/30/1989 Credited Service 11/30/1989 Annual Accrued Benefit 2560 2/1/1968 6/16/1986 $1,158.35 3.0000 $100.56 9374 7/8/1968 8/10/1988 $1,441.78 1.0000 $51.36 2651 11/6/2028 4/22/1980 $1,058.56 10.0000 $1,046.64 6178 8/26/1967 8/5/1987 $1,139.30 2.0000 $72.72 6227 2/19/1967 9/2/1987 $965.27 2.0000 $44.88 6230 11/20/1967 10/5/1987 $1,046.03 2.0000 $67.80 4176 6/23/1931 1/12/1981 $1,069.21 9.0000 $1,080.60 9521 12/11/2029 3/7/1978 $1,266.79 12.0000 $1,110.24 9598 8/1/2029 8/8/1960 $1,520.51 29.2500 $2,668.20 9608 8/29/2029 7/29/1946 $1,407.79 43.3333 $1,371.00 9609 6/14/1930 7/24/1967 $1,099.03 22.3333 $1,280.16 9650 1/16/1931 5/20/1964 $2,026.04 26.0000 $3,671.40 9982 9/21/1930 8/2/1960 $1,290.36 29.2500 $1,811.88 0706 6/26/1931 1/24/1966 $933.58 8.4166 $399.24 1057 4/13/1931 11/3/1980 $950.81 9.0000 $366.60 1302 8/24/2028 8/8/1984 $1,482.00 5.0000 $562.32 6147 1/25/1930 1/6/1977 $875.07 3.0000 $161.88 1109 3/8/1936 7/23/1973 $950.58 16.3333 $637.92 1354 2/18/1938 7/17/1974 $1,081.98 10.3333 $651.12 5056 2/13/1938 9/6/1983 $1,150.17 6.0000 $603.60 5734 11/26/1934 12/9/1986 $1,014.19 3.0000 $188.52 6524 4/13/1937 5/2/1988 $1,177.65 2.0000 $254.04 5411 2/10/1936 2/15/1973 $1,385.08 17.0000 $1,552.44 5436 3/20/1936 9/25/1985 $1,187.18 4.0000 $281.16 5472 8/16/1936 4/2/1973 $1,436.35 17.0000 $1,786.92 5554 9/8/1940 9/8/1987 $1,516.60 2.0000 $228.48 5575 5/24/1938 7/28/1982 $1,003.29 7.0000 $432.72 5742 10/29/1938 8/26/1958 $1,025.35 31.2500 $859.68 5808 6/6/1939 3/9/1964 $1,906.14 8.4166 $1,432.08 5842 12/28/1939 1/6/1964 $1,152.37 8.4166 $751.68 6046 11/19/1938 5/24/1982 $1,142.78 8.0000 $490.92 6082 11/8/1938 6/23/1986 $728.84 8.0000 $192.24 6137 3/29/1937 9/23/1985 $912.56 3.0000 $75.24 7231 2/14/1939 9/8/1980 $1,125.63 9.0000 $609.72 7373 6/3/1936 3/9/1981 $1,079.96 9.0000 $563.28 7435 1/12/1938 10/1/1974 $1,126.04 15.1666 $840.72 7451 2/7/1940 11/29/1981 $2,318.63 8.0000 $1,794.36 9206 4/27/1939 7/28/1986 $1,189.21 3.0000 $226.32 0009 3/11/1939 8/1/1988 $1,115.09 1.0000 $68.88 0068 5/29/1943 9/12/1984 $1,080.21 5.0000 $246.00 0333 4/8/1942 11/1/1976 $1,244.90 8.4166 $707.40 0426 9/7/1942 6/4/1973 $1,854.73 16.4166 $1,965.60 1038 12/23/1932 7/25/1988 $1,064.98 1.0000 $78.48 1386 7/20/1943 10/21/1976 $961.31 13.0833 $501.96 2523 6/12/1941 6/8/1987 $1,324.31 2.0000 $107.76 0018 10/13/1944 5/30/1978 $1,572.71 12.0000 $1,157.64 0085 6/1/1942 6/2/1986 $658.17 2.0000 $36.00

B-17 Last Four Digits of Social Security Number Date of Birth Date of Hire Monthly Final Average Pay 11/30/1989 Credited Service 11/30/1989 Annual Accrued Benefit 0199 7/27/1944 10/2/1973 $1,537.79 16.0833 $1,369.32 0236 11/18/1943 2/21/1977 $1,825.89 13.0000 $1,504.20 0543 9/7/1944 1/20/1965 $1,477.93 25.0000 $1,537.32 0578 1/23/1946 1/9/1984 $1,477.74 6.0000 $513.24 0661 7/7/1945 6/8/1976 $1,426.70 13.4166 $1,140.48 0666 11/13/1944 6/9/1986 $1,634.17 4.0000 $406.56 0679 5/2/1945 4/8/1980 $1,021.61 10.0000 $427.68 0968 4/3/1945 6/20/1978 $1,678.41 11.0000 $1,084.92 2280 3/12/1946 9/7/1982 $1,104.52 7.0000 $424.32 2404 12/30/1944 4/13/1977 $1,476.35 13.0000 $1,035.96 1493 12/26/1952 12/15/1975 $3,273.21 8.4166 $2,099.04 2000 12/4/1953 5/23/1977 $17,342.41 13.0000 $26,212.44 3334 3/29/1948 8/1/1973 $1,415.95 16.3333 $1,211.28 3739 12/27/1944 8/13/1984 $1,232.59 5.0000 $429.00 7767 8/12/1950 8/21/1984 $801.62 5.0000 $176.88 7776 2/7/1943 9/26/1977 $1,004.61 12.0000 $587.40 7791 3/17/1954 8/5/1980 $1,275.75 9.0000 $505.56 7989 11/1/1948 9/12/1972 $905.25 16.1666 $540.00 8051 9/2/1949 7/28/1986 $951.25 3.0000 $98.52 8095 9/5/1951 9/6/1977 $1,129.86 13.0000 $569.40 8185 3/24/1946 1/12/1965 $2,090.76 25.0000 $2,620.68 8445 6/21/1949 5/25/1978 $1,863.13 18.1666 $1,707.12 8629 2/18/1948 7/19/1978 $1,394.82 11.0000 $830.76 8679 8/29/1949 7/21/1980 $1,130.95 9.0000 $444.48 8763 4/27/1948 2/15/1971 $1,811.11 8.4166 $927.84 8926 8/31/1946 1/19/1987 $907.05 3.0000 $111.00 8967 10/1/1960 9/17/1979 $1,448.04 10.0000 $561.60 9117 5/24/1953 8/26/1985 $1,099.89 4.0000 $184.92 9167 5/2/1952 8/5/1970 $1,533.52 14.3333 $893.76 9171 1/2/1951 1/27/1983 $1,446.38 7.0000 $324.00 9273 1/16/1948 5/17/1979 $1,149.09 11.0000 $417.72 9339 10/26/1948 10/14/1974 $977.37 15.0833 $540.00 9400 3/30/1947 11/29/1982 $1,124.58 7.0000 $441.96 9432 12/18/1961 5/6/1984 $1,197.75 6.0000 $328.20 9444 1/10/1943 5/14/1984 $1,185.55 6.0000 $453.84 9482 12/19/1948 1/5/1981 $2,218.63 9.0000 $1,370.52 9529 3/7/1961 8/8/1979 $1,375.65 10.0000 $488.16 9718 3/5/1944 5/12/1987 $1,116.88 4.0000 $375.00 9729 9/16/1956 7/20/1981 $1,524.87 8.0000 $615.60 9738 11/8/1946 9/8/1986 $1,154.88 3.0000 $144.60 5925 10/19/1963 7/13/1982 $1,011.72 7.0000 $126.00 5993 10/5/1946 10/14/1976 $1,063.72 13.0833 $554.04 6072 9/11/1946 4/21/1981 $1,854.34 9.0000 $1,139.28 6166 4/24/1950 2/9/1981 $888.77 4.0000 $104.64 6270 4/21/1936 8/21/1978 $1,168.63 11.0000 $854.76 6311 10/6/1946 11/19/1974 $1,407.21 15.0000 $1,048.68 6351 3/13/1946 7/11/1966 $778.12 23.3333 $540.00 B-18 Last Four Digits of Social Security Number Date of Birth Date of Hire Monthly Final Average Pay 11/30/1989 Credited Service 11/30/1989 Annual Accrued Benefit 6401 5/24/1946 3/26/1987 $1,109.53 3.0000 $192.84 6471 2/1/1938 4/30/1980 $1,315.28 10.0000 $1,019.88 6701 5/21/1947 5/26/1987 $1,171.15 3.0000 $277.08 6709 11/28/1946 7/16/1987 $2,141.57 2.0000 $366.72 6777 8/11/1947 4/7/1987 $968.18 3.0000 $167.76 6918 9/22/1949 3/19/1973 $1,368.60 17.0000 $1,005.96 7060 6/30/1949 5/16/1984 $1,284.35 6.0000 $426.12 7102 2/18/1947 2/18/1983 $1,646.95 7.0000 $905.88 7197 8/23/1949 2/3/1975 $1,300.17 15.0000 $829.68 8739 2/6/1950 1/11/1984 $1,506.70 6.0000 $498.48 4734 7/6/1949 1/15/1979 $1,184.65 11.0000 $489.84 7505 6/10/1950 8/25/1983 $1,233.03 8.4166 $473.16 7507 9/22/1950 9/7/1982 $1,024.60 7.0000 $324.60 7523 3/26/1953 11/10/1980 $1,935.11 9.0000 $897.00 7779 3/4/1951 6/9/1969 $1,304.82 20.4166 $919.32 8870 3/11/1950 5/24/1988 $1,502.99 2.0000 $174.96 8895 12/6/1949 9/2/1969 $1,661.22 19.1666 $1,260.96 8963 6/23/1954 9/3/1980 $1,420.14 9.0000 $630.60 8983 11/11/1950 5/5/1986 $758.86 5.0000 $90.00 8999 7/5/1963 3/2/1982 $1,184.00 8.0000 $318.72 9054 3/11/1950 10/15/1981 $1,066.03 8.0000 $440.52 9189 4/30/1949 12/7/1971 $1,787.57 18.0000 $1,523.40 9228 5/12/1950 9/9/1975 $1,995.30 14.0000 $1,461.48 9572 10/12/1950 5/26/1980 $955.97 10.0000 $298.92 9873 2/16/1950 7/20/1987 $1,143.77 2.0000 $125.88 9892 4/10/1950 1/3/1983 $1,042.42 8.0000 $328.08 9977 12/9/1949 8/18/1982 $1,955.64 7.0000 $941.16 2707 8/25/1948 5/22/1967 $1,423.59 23.0000 $1,327.92 2737 8/11/1953 6/10/1982 $1,070.59 7.0000 $299.40 2764 11/21/1949 7/10/1972 $1,286.75 17.3333 $894.96 2820 8/11/1948 2/28/1977 $964.28 11.0000 $244.32 2822 7/23/1949 5/14/1979 $1,280.63 11.0000 $668.64 3411 4/1/1954 5/18/1987 $1,279.31 5.0000 $276.00 3425 6/30/1958 1/8/1981 $1,403.73 9.0000 $540.72 3427 6/28/1956 9/22/1980 $1,382.07 9.0000 $499.80 3478 5/10/1950 7/9/1971 $1,568.26 17.0833 $1,156.56 3547 1/29/1960 5/28/1980 $2,057.76 10.0000 $1,003.92 3596 11/4/1947 8/22/1979 $912.58 8.4166 $291.84 3723 7/28/1953 6/1/1981 $2,088.30 9.0000 $1,047.12 3825 11/24/1948 4/29/1986 $986.38 5.0000 $98.64 3869 12/29/1949 8/29/1983 $960.82 4.0000 $72.00 4005 2/9/1965 8/29/1988 $1,178.53 1.0000 $61.56 4043 11/24/1950 1/12/1976 $1,222.38 8.4166 $517.32 5066 6/19/1959 7/18/1988 $1,313.41 3.0000 $126.96 6297 4/22/1950 6/1/1981 $1,187.39 9.0000 $489.84 1109 7/5/1950 2/3/1986 $1,042.77 4.0000 $192.72 1227 6/30/1952 9/29/1987 $903.15 2.0000 $65.76

B-19 Last Four Digits of Social Security Number Date of Birth Date of Hire Monthly Final Average Pay 11/30/1989 Credited Service 11/30/1989 Annual Accrued Benefit 1270 8/20/1952 8/4/1986 $1,013.43 3.0000 $93.60 1290 12/5/1950 11/24/1982 $1,792.65 7.0000 $807.96 1315 11/10/1947 7/20/1972 $677.76 17.3333 $312.00 1358 1/22/1956 1/2/1978 $1,547.09 12.0000 $812.40 1428 7/6/1953 7/12/1971 $1,773.98 18.3333 $1,334.16 1632 6/19/1952 1/2/1980 $1,324.40 10.0000 $554.88 1665 8/15/1948 7/28/1986 $1,191.82 18.0833 $547.80 1676 4/12/1950 10/24/1983 $1,100.36 6.0000 $299.76 1697 9/17/1953 9/26/1972 $1,793.22 17.1666 $1,206.12 1712 4/6/1953 9/29/1988 $1,492.07 1.0000 $142.32 1878 2/7/1950 5/5/1986 $783.28 4.0000 $89.88 1886 3/15/1964 8/29/1988 $963.78 1.0000 $32.88 2033 5/2/1948 1/14/1980 $1,464.37 10.0000 $810.48 2045 4/18/1952 1/6/1981 $1,414.22 9.0000 $546.24 2104 3/7/1950 8/30/1983 $1,318.88 6.0000 $424.08 2184 8/27/1949 7/30/1968 $1,078.91 21.3333 $717.84 2609 1/1/1951 3/1/1972 $1,718.31 17.0000 $1,250.76 2663 8/3/1951 8/11/1986 $1,263.53 5.0000 $340.44 2664 12/10/1954 8/4/1983 $1,934.14 6.0000 $647.28 2780 4/9/1951 6/7/1979 $1,525.05 10.0000 $882.96 2840 4/3/1952 9/2/1980 $1,555.07 9.0000 $642.00 2891 12/22/1953 8/8/1984 $1,376.17 5.0000 $333.12 2950 8/30/1952 11/6/1978 $1,550.70 11.0000 $787.56 3075 6/2/1952 6/15/1970 $2,030.32 19.4166 $1,725.96 3136 7/17/1962 10/21/1982 $1,913.62 7.0000 $572.16 3162 5/9/1950 1/12/1983 $1,105.49 7.0000 $322.80 3236 3/28/1953 11/17/1986 $2,124.35 3.0000 $435.48 3409 11/8/1953 11/20/1978 $1,151.28 7.0000 $126.00 3424 5/26/1952 7/24/1978 $971.49 11.0000 $312.48 3667 3/9/1950 2/26/1981 $1,358.75 9.0000 $659.28 3853 3/27/1952 10/2/1978 $750.02 11.0000 $198.00 3950 10/9/1950 4/23/1980 $1,623.96 16.0833 $1,292.28 3991 7/14/1955 9/16/1986 $976.66 3.0000 $112.92 4035 7/18/1953 2/24/1972 $1,292.01 18.0000 $764.52 4049 4/30/1954 9/5/1985 $1,569.32 4.0000 $327.72 4053 11/27/1952 1/15/1974 $1,169.27 16.0000 $768.72 4103 12/29/1953 8/24/1987 $2,018.45 2.0000 $339.00 4165 9/6/1952 1/18/1971 $1,601.46 19.0000 $1,424.28 4230 4/1/1955 5/4/1981 $1,943.26 9.0000 $851.40 4305 6/17/1952 11/12/1973 $1,749.20 16.0000 $1,189.20 4611 11/14/1951 1/20/1986 $1,301.47 4.0000 $263.04 4640 12/9/1953 6/10/1986 $991.69 3.0000 $80.76 4644 4/17/1954 2/9/1987 $1,176.70 3.0000 $186.24 4763 8/13/1954 7/17/1988 $1,095.41 1.0000 $54.12 4850 1/10/1953 5/15/1978 $2,375.96 12.0000 $1,575.96 4906 4/15/1949 12/31/1979 $1,178.63 10.0000 $438.96 4974 6/2/1947 8/14/1972 $998.91 17.2500 $635.52 B-20 Last Four Digits of Social Security Number Date of Birth Date of Hire Monthly Final Average Pay 11/30/1989 Credited Service 11/30/1989 Annual Accrued Benefit 5698 9/1/1954 3/6/1984 $1,529.76 6.0000 $470.04 7933 4/30/1956 5/12/1987 $1,181.77 3.0000 $196.92 9391 4/20/1954 2/11/1976 $948.27 14.0000 $370.80 9479 5/20/1953 5/2/1988 $1,447.50 2.0000 $174.48 9493 9/26/1955 7/23/1973 $1,485.16 16.3333 $967.56 9550 2/9/1955 6/30/1976 $1,001.42 13.4167 $365.40 2149 9/10/1959 7/20/1988 $1,046.74 1.0000 $50.16 5803 5/22/1952 8/3/1988 $1,212.70 1.0000 $109.32 7563 10/22/1967 8/27/1986 $1,057.76 3.0000 $114.84 7684 10/28/1955 11/1/1987 $1,264.05 2.0000 $127.32 7689 8/1/1957 7/7/1986 $1,011.86 3.0000 $111.96 7710 3/5/1954 6/22/1977 $2,390.71 8.4166 $1,262.04 7743 11/30/1954 10/29/1986 $1,042.17 3.0000 $116.04 7839 1/29/1952 11/2/1987 $1,133.04 2.0000 $123.60 7843 10/8/1954 5/24/1988 $1,000.81 2.0000 $98.28 7888 8/21/1955 8/8/1974 $906.24 12.0000 $709.44 7904 6/1/1955 5/18/1979 $1,268.76 11.0000 $479.16 7995 3/20/1954 10/24/1979 $1,645.50 10.0000 $798.72 8029 1/30/1955 9/27/1982 $1,866.15 7.0000 $679.68 8251 12/25/1954 7/25/1973 $1,436.12 16.3333 $874.20 8280 10/5/1954 4/24/1978 $1,537.13 8.4166 $542.64 8443 12/9/1955 2/14/1977 $1,000.18 8.4166 $295.92 8463 2/1/1957 1/14/1987 $764.17 2.0000 $36.00 8672 7/12/1956 7/15/1985 $1,247.94 4.0000 $183.60 8694 7/29/1955 6/13/1984 $1,029.57 5.0000 $134.28 8705 6/29/1956 7/21/1986 $1,162.44 3.0000 $157.32 8757 5/16/1956 11/9/1986 $1,334.80 3.0000 $186.84 8769 3/12/1952 2/5/1979 $1,269.86 11.0000 $494.40 8912 4/25/1956 4/22/1979 $1,028.86 8.4166 $402.48 9023 8/4/1956 8/5/1987 $1,514.23 2.0000 $177.84 9142 6/4/1954 4/15/1986 $1,352.39 4.0000 $296.64 9220 3/6/1952 1/9/1980 $1,245.89 10.0000 $497.04 9273 9/6/1953 5/8/1984 $1,430.16 6.0000 $384.48 9320 3/16/1958 8/2/1976 $1,582.91 13.2500 $997.68 9389 7/13/1954 9/21/1976 $1,198.60 8.4166 $411.00 9581 1/13/1955 5/28/1975 $1,817.23 15.0000 $1,179.36 9606 4/13/1954 8/5/1986 $1,188.07 3.0000 $159.72 9658 2/14/1956 5/23/1988 $1,364.76 2.0000 $198.24 9743 9/28/1956 2/12/1980 $1,489.89 10.0000 $753.48 9847 5/22/1955 11/27/1979 $1,350.64 10.0000 $735.60 9870 2/17/1954 10/28/1974 $1,567.19 15.0833 $924.00 9893 7/5/1954 8/20/1987 $1,078.51 2.0000 $96.60 9944 2/27/1953 3/4/1986 $922.98 4.0000 $129.48 0046 3/24/1958 10/7/1985 $1,526.63 4.0000 $289.20 0068 9/27/1955 11/3/1980 $1,646.74 9.0000 $768.84 0121 2/14/1957 11/3/1986 $358.17 1.0000 $18.00 0142 12/24/1954 10/9/1978 $1,515.26 8.4166 $648.00

B-21 Last Four Digits of Social Security Number Date of Birth Date of Hire Monthly Final Average Pay 11/30/1989 Credited Service 11/30/1989 Annual Accrued Benefit 0156 10/3/1953 7/29/1980 $1,698.51 17.4166 $1,317.24 0202 1/14/1956 4/17/1980 $1,340.27 10.0000 $402.84 0268 12/20/1956 9/10/1974 $1,656.55 15.1666 $845.28 0337 1/8/1956 9/10/1974 $1,393.77 15.1666 $725.76 0368 11/27/1956 10/21/1974 $1,961.20 15.0833 $1,242.60 0402 1/3/1956 9/28/1987 $1,018.02 2.0000 $83.16 0419 10/14/1954 8/17/1983 $994.04 6.0000 $191.52 0428 5/9/1958 11/14/1982 $1,487.45 7.0000 $480.96 0433 10/1/1956 9/29/1978 $1,397.21 11.0000 $449.28 0440 12/12/1963 8/3/1982 $1,767.87 7.0000 $447.96 0519 7/31/1956 12/9/1986 $950.42 3.0000 $99.36 0556 2/20/1958 7/29/1985 $1,608.01 4.0000 $295.80 0605 2/18/1956 6/17/1980 $1,777.94 9.0000 $816.36 0681 11/13/1957 8/24/1982 $1,439.21 7.0000 $379.56 0698 12/3/1960 5/27/1986 $903.97 4.0000 $94.20 0777 9/18/1957 4/13/1982 $1,046.91 8.0000 $272.16 0820 4/13/1956 4/25/1988 $689.38 2.0000 $79.56 0880 11/8/1956 7/20/1986 $1,400.78 3.0000 $201.96 0927 11/12/1953 8/23/1982 $955.87 7.0000 $231.12 0930 10/12/1955 5/26/1975 $1,267.68 15.0000 $576.60 0991 8/13/1964 6/9/1982 $1,022.69 7.0000 $164.16 1000 12/25/1964 8/26/1987 $972.64 2.0000 $54.48 1094 3/9/1955 2/8/1972 $1,299.80 6.0000 $329.88 1124 1/11/1956 4/9/1986 $1,457.61 4.0000 $189.12 1168 6/11/1955 7/14/1982 $1,381.40 7.0000 $432.36 1240 1/7/1954 9/20/1979 $1,130.41 10.0000 $438.72 1279 2/29/1956 9/13/1976 $1,465.27 8.4166 $425.04 1371 12/18/1955 8/26/1985 $932.24 4.0000 $87.60 1438 3/6/1957 4/21/1980 $1,648.06 10.0000 $752.88 1440 1/4/1963 10/21/1985 $1,618.31 4.0000 $261.12 1648 11/11/1955 8/2/1978 $1,606.93 11.0000 $792.00 1676 9/20/1967 10/3/1983 $1,352.44 6.0000 $260.88 1720 8/27/1957 11/7/1979 $1,458.38 10.0000 $583.08 1763 10/14/1962 7/11/1988 $1,122.92 1.0000 $47.04 1789 6/17/1956 7/9/1979 $2,544.81 10.0000 $1,479.12 1857 12/22/1958 8/13/1982 $1,901.54 7.0000 $595.80 1885 4/7/1957 8/20/1985 $1,537.23 4.0000 $285.84 1936 10/1/1959 9/10/1992 $867.05 4.0000 $111.72 1944 12/22/1956 5/12/1980 $969.50 10.0000 $264.48 1975 5/27/1959 4/17/1986 $1,365.47 4.0000 $244.80 2014 6/27/1952 11/12/1973 $990.56 16.0000 $540.00 2034 11/14/1955 4/28/1980 $1,325.57 10.0000 $506.40 2069 3/4/1955 11/29/1973 $1,714.84 16.0000 $1,143.60 2130 2/27/1959 9/11/1985 $1,214.18 4.0000 $204.72 2132 10/31/1958 2/25/1980 $853.03 10.0000 $180.00 2151 12/9/1955 11/4/1985 $1,474.91 4.0000 $282.36 2174 3/21/1957 1/19/1978 $1,097.42 12.0000 $459.24 B-22 Last Four Digits of Social Security Number Date of Birth Date of Hire Monthly Final Average Pay 11/30/1989 Credited Service 11/30/1989 Annual Accrued Benefit 2217 7/3/1958 9/1/1977 $1,314.25 12.0000 $537.36 2410 1/25/1960 9/2/1982 $1,384.62 7.0000 $360.00 2427 7/6/1957 11/14/1988 $896.97 1.0000 $49.80 2481 5/8/1959 8/26/1985 $1,365.36 4.0000 $202.20 2578 1/5/1957 6/11/1979 $1,169.86 10.0000 $426.12 2585 4/20/1968 8/4/1987 $1,144.11 2.0000 $80.04 2608 10/19/1956 3/4/1992 $1,893.13 11.0000 $998.76 2639 5/26/1964 8/24/1982 $992.59 7.0000 $148.44 2744 6/17/1956 8/4/1986 $1,362.71 3.0000 $166.80 2745 2/4/1957 7/30/1979 $1,563.66 10.0000 $708.48 2846 12/9/1955 11/14/1974 $1,704.49 15.0000 $982.68 2855 5/14/1956 7/8/1985 $1,486.96 4.0000 $288.84 2870 12/22/1956 7/10/1978 $1,604.94 11.0000 $758.04 3182 10/29/1957 5/21/1984 $1,054.44 6.0000 $185.52 3252 2/6/1967 7/26/1988 $1,122.80 1.0000 $18.00 3281 6/9/1956 12/2/1986 $953.04 3.0000 $102.72 3295 4/26/1958 9/8/1988 $1,343.03 1.0000 $92.52 3374 1/2/1963 4/18/1988 $1,116.23 2.0000 $83.40 3390 7/24/1957 11/3/1986 $1,482.46 3.0000 $221.76 3401 8/31/1963 7/24/1988 $1,703.27 1.0000 $153.96 3402 4/30/1956 8/16/1987 $1,261.09 2.0000 $99.12 3506 9/17/1963 9/29/1986 $1,087.98 3.0000 $92.40 3536 5/8/1956 1/24/1978 $1,691.13 12.0000 $940.44 3584 3/23/1964 11/1/1982 $1,263.52 7.0000 $250.92 3635 9/3/1960 8/14/1978 $1,240.72 11.0000 $483.36 3738 1/25/1962 5/30/1985 $1,784.33 5.0000 $337.08 3762 2/13/1953 9/6/1983 $1,161.45 6.0000 $294.48 3779 1/28/1959 3/10/1980 $1,972.87 10.0000 $958.92 3825 12/25/1965 7/16/1984 $911.41 5.0000 $93.00 3969 4/20/1955 6/8/1976 $1,244.93 14.0000 $626.28 3999 1/9/1958 9/11/1984 $1,100.58 5.0000 $181.80 4000 3/18/1963 4/13/1982 $1,235.48 8.0000 $295.44 4033 12/28/1954 6/11/1984 $1,296.54 5.0000 $243.00 4066 5/23/1958 5/22/1979 $1,503.86 10.0000 $802.44 4075 1/13/1955 8/12/1985 $1,117.47 4.0000 $171.36 4084 12/29/1957 10/17/1978 $1,606.63 11.0000 $852.24 4170 8/22/1958 11/18/1982 $1,735.56 7.0000 $630.24 4212 4/4/1959 10/6/1977 $1,594.65 12.0000 $822.00 4251 7/11/1961 1/16/1980 $1,593.66 10.0000 $693.00 4265 8/30/1957 9/30/1979 $1,711.09 10.0000 $771.96 4266 9/3/1960 5/12/1986 $1,508.56 4.0000 $296.16 4444 9/27/1967 3/17/1986 $1,444.40 4.0000 $209.28 4448 4/9/1959 10/7/1979 $1,357.58 10.0000 $543.60 4480 6/24/1958 8/24/1986 $1,329.06 3.0000 $160.56 4484 4/1/1964 4/20/1988 $776.68 2.0000 $36.00 4553 1/3/1957 7/16/1986 $927.03 6.0000 $133.92 4586 7/4/1959 12/15/1986 $2,674.60 3.0000 $563.52

B-23 Last Four Digits of Social Security Number Date of Birth Date of Hire Monthly Final Average Pay 11/30/1989 Credited Service 11/30/1989 Annual Accrued Benefit 4707 12/6/1956 5/27/1986 $1,098.82 4.0000 $176.76 4715 1/10/1957 10/21/1976 $1,571.71 13.0833 $749.28 4718 4/6/1956 7/6/1981 $1,240.03 8.0000 $441.36 4719 11/21/1958 5/14/1979 $1,369.10 11.0000 $827.76 4729 4/21/1958 10/20/1981 $2,043.13 8.0000 $857.88 4761 12/31/1956 8/23/1982 $1,019.55 7.0000 $213.24 4764 8/30/1959 6/24/1982 $1,523.30 7.0000 $499.44 4781 2/7/1965 11/6/1986 $1,321.75 3.0000 $165.72 2054 9/24/1955 6/23/1986 $849.57 3.0000 $65.04 2658 5/23/1955 6/13/1988 $839.18 1.0000 $34.56 0483 12/9/1962 7/22/1986 $1,296.54 3.0000 $136.80 2010 11/18/1961 11/16/1988 $1,426.07 1.0000 $111.60 2310 5/18/1963 5/2/1988 $1,006.27 2.0000 $63.84 2462 1/4/1962 7/9/1980 $987.50 9.0000 $239.64 3800 6/27/1963 8/25/1986 $1,083.74 3.0000 $90.12 3903 11/14/1956 6/1/1986 $1,135.47 4.0000 $162.36 4719 1/6/1962 8/26/1985 $1,257.53 4.0000 $192.96 8002 12/25/1959 4/14/1986 $1,428.47 4.0000 $234.60 8976 4/3/1963 9/2/1981 $894.33 8.0000 $179.52 9522 1/10/1964 8/30/1982 $1,096.17 7.0000 $173.40 9712 4/19/1966 9/9/1985 $1,660.10 4.0000 $234.60 0768 12/25/1959 5/23/1984 $979.84 6.0000 $108.00 3027 2/22/1959 7/25/1988 $1,301.12 1.0000 $70.44 4396 7/1/1958 9/13/1982 $1,238.92 7.0000 $344.64 6735 10/25/1961 9/9/1985 $1,248.12 4.0000 $194.40 7007 12/27/1957 1/12/1987 $993.43 3.0000 $71.16 7612 6/16/1960 6/12/1979 $1,128.19 10.0000 $383.16 7713 9/13/1957 7/27/1988 $1,170.14 6.0000 $240.36 8397 6/20/1960 5/19/1987 $1,156.42 3.0000 $139.56 8758 11/23/1967 5/16/1988 $1,002.99 2.0000 $64.56 9152 1/23/1962 3/16/1987 $1,486.16 3.0000 $186.72 0058 7/25/1958 7/26/1976 $1,705.42 13.3333 $892.80 3392 9/28/1963 6/15/1987 $1,754.28 2.0000 $161.64 3764 2/16/1965 6/11/1984 $1,391.66 5.0000 $220.92 5241 8/26/1959 8/15/1978 $1,463.40 11.0000 $638.04 5284 9/27/1957 11/27/1985 $1,325.04 4.0000 $239.64 7910 12/2/1956 6/8/1988 $990.59 1.0000 $43.68 8325 6/16/1965 9/20/1982 $1,043.48 7.0000 $209.88 0231 1/16/1960 8/14/1985 $1,091.68 4.0000 $179.04 0294 12/28/1959 1/27/1986 $1,834.82 4.0000 $346.80 0408 5/16/1962 10/1/1987 $1,253.21 2.0000 $90.72 1767 6/19/1959 5/8/1980 $1,320.20 10.0000 $463.32 2004 10/20/1959 6/10/1981 $1,218.89 8.0000 $316.08 2181 8/21/1958 6/24/1976 $1,274.46 13.4166 $644.16 5096 1/27/1962 5/13/1981 $1,325.20 9.0000 $435.36 5570 5/16/1961 6/9/1986 $753.11 3.0000 $54.00 9475 1/25/1959 3/19/1990 $743.61 4.0000 $72.00 B-24 Last Four Digits of Social Security Number Date of Birth Date of Hire Monthly Final Average Pay 11/30/1989 Credited Service 11/30/1989 Annual Accrued Benefit 9478 9/1/1967 9/13/1988 $1,007.49 1.0000 $18.00 9661 12/13/1958 5/1/1980 $1,203.33 10.0000 $382.92 0894 8/30/1960 4/7/1986 $1,318.34 4.0000 $197.76 2980 11/2/1960 11/5/1978 $1,612.79 11.0000 $550.08 3004 10/17/1960 8/19/1987 $1,204.76 2.0000 $99.60 4048 5/2/1958 8/2/1978 $864.82 11.0000 $198.00 6567 3/20/1964 5/31/1984 $1,841.77 6.0000 $426.72 7286 11/22/1962 8/18/1981 $1,609.32 8.0000 $443.52 8113 3/16/1958 10/22/1979 $1,499.85 10.0000 $603.96 8942 11/21/1960 3/16/1987 $1,076.58 3.0000 $79.56 9671 10/24/1960 10/12/1987 $1,043.66 2.0000 $85.80 0395 1/13/1965 3/23/1987 $1,368.63 3.0000 $134.64 0538 3/17/1961 8/20/1985 $781.86 4.0000 $72.00 1039 1/19/1961 11/10/1986 $1,040.88 3.0000 $82.20 1207 2/10/1961 3/5/1987 $1,235.82 3.0000 $182.52 2678 1/9/1962 12/1/1981 $1,232.00 8.0000 $276.24 2783 2/27/1961 6/1/1982 $1,943.12 8.0000 $782.16 3174 11/20/1965 10/13/1986 $734.69 3.0000 $54.00 3602 2/9/1960 5/26/1983 $982.25 7.0000 $172.80 3788 1/5/1968 7/27/1987 $1,050.37 2.0000 $61.68 5441 3/26/1963 9/7/1983 $1,530.15 6.0000 $342.12 5496 12/24/1962 5/11/1987 $1,328.28 3.0000 $172.68 7060 3/9/1963 3/3/1981 $1,321.60 9.0000 $369.36 7205 5/15/1961 2/9/1984 $1,751.31 6.0000 $407.76 7492 11/23/1959 1/9/1986 $1,562.73 4.0000 $260.76 7736 7/8/1960 6/20/1988 $1,006.32 1.0000 $40.56 9392 5/14/1962 7/22/1986 $1,093.89 3.0000 $82.08 2117 2/5/1967 8/24/1987 $809.67 1.0000 $18.00 2562 9/5/1967 10/1/1986 $1,145.36 3.0000 $125.64 2709 4/20/1961 9/22/1986 $1,428.50 3.0000 $157.92 2934 5/5/1962 3/30/1983 $1,673.66 7.0000 $460.92 2943 12/16/1963 6/24/1985 $1,329.45 4.0000 $183.36 2985 8/19/1966 7/9/1986 $949.88 3.0000 $82.32 3293 9/18/1966 2/6/1986 $1,021.45 4.0000 $105.00 3598 3/14/1963 5/4/1987 $838.41 3.0000 $67.56 3684 11/10/1965 8/23/1984 $924.08 5.0000 $90.00 3703 10/7/1967 12/8/1986 $1,152.98 3.0000 $123.36 3930 11/25/1966 8/11/1986 $1,410.90 3.0000 $136.08 4006 3/12/1963 6/17/1986 $1,280.14 3.0000 $130.92 4209 7/27/1964 5/6/1987 $1,080.14 3.0000 $90.24 4337 12/22/1963 5/18/1988 $1,224.26 2.0000 $115.92 4399 9/9/1965 9/20/1983 $1,006.83 6.0000 $212.88 4731 6/11/1968 10/17/1988 $1,144.15 1.0000 $54.12 5031 3/23/1964 8/22/1988 $1,187.50 1.0000 $47.16 5069 4/3/1964 7/13/1988 $987.98 1.0000 $27.72 5073 3/24/1965 10/25/1988 $877.85 1.0000 $38.40 5081 12/14/1966 6/1/1988 $1,477.19 2.0000 $121.68

B-25 Last Four Digits of Social Security Number Date of Birth Date of Hire Monthly Final Average Pay 11/30/1989 Credited Service 11/30/1989 Annual Accrued Benefit 5093 4/27/1965 6/7/1988 $1,162.41 1.0000 $52.92 5150 9/28/1961 7/9/1980 $1,648.86 9.0000 $603.12 5895 7/19/1966 7/13/1987 $994.95 2.0000 $59.28 6647 10/26/1960 11/8/1988 $1,263.32 1.0000 $57.72 8906 7/23/1964 4/26/1988 $917.46 3.0000 $135.48 9122 9/27/1961 5/16/1988 $1,084.61 5.0000 $90.00 0277 11/21/1960 5/11/1986 $1,332.51 4.0000 $227.28 1024 5/6/1966 7/12/1984 $1,492.12 5.0000 $234.84 2314 10/10/1960 11/21/1983 $1,518.20 6.0000 $419.16 2401 11/24/1960 8/1/1985 $1,445.80 4.0000 $227.16 3162 9/18/1961 7/16/1979 $1,529.12 10.0000 $776.04 4021 5/23/1961 11/7/1983 $1,298.79 6.0000 $208.68 4510 1/23/1964 6/24/1985 $1,166.88 4.0000 $173.52 5791 3/7/1963 8/5/1981 $1,260.27 8.0000 $212.04 6644 2/15/1964 8/2/1982 $1,590.00 7.0000 $400.32 7098 4/1/1959 6/12/1978 $1,424.29 11.0000 $570.00 8052 1/16/1962 8/20/1985 $804.89 4.0000 $72.00 9949 6/10/1965 11/6/1986 $1,161.25 3.0000 $121.56 1941 3/5/1967 6/13/1988 $1,209.72 1.0000 $18.00 2385 7/18/1964 7/26/1982 $1,861.01 7.0000 $473.40 4193 7/3/1961 9/19/1988 $946.55 1.0000 $32.52 4593 8/6/1965 11/19/1986 $1,177.26 3.0000 $121.80 6051 9/9/1962 8/27/1980 $1,662.22 9.0000 $526.80 6235 1/1/1962 1/14/1987 $1,302.71 3.0000 $169.08 6545 11/25/1960 8/16/1979 $1,644.93 10.0000 $625.32 6564 3/6/1963 8/26/1986 $914.65 3.0000 $94.68 6739 5/8/1962 6/9/1980 $974.61 9.0000 $267.12 6922 12/8/1961 5/4/1987 $1,094.39 3.0000 $100.56 9183 4/22/1963 7/15/1984 $1,193.28 5.0000 $180.84 9918 10/5/1963 4/18/1983 $1,505.76 7.0000 $418.08 9932 8/28/1961 2/17/1982 $1,175.74 8.0000 $372.36 9976 5/22/1965 8/15/1985 $1,173.40 4.0000 $210.24 0469 8/15/1964 6/7/1988 $1,109.27 1.0000 $30.00 1027 3/29/1962 6/9/1980 $1,297.01 9.0000 $395.76 1059 11/23/1963 5/29/1985 $1,370.77 5.0000 $264.60 2043 8/2/1962 9/14/1982 $1,075.11 7.0000 $242.04 2062 8/2/1962 8/6/1985 $1,563.39 4.0000 $291.72 2232 9/11/1961 8/21/1980 $1,238.70 9.0000 $368.40 4182 9/29/1962 11/4/1986 $1,014.90 3.0000 $89.16 4223 5/7/1962 1/10/1983 $1,053.14 7.0000 $219.24 5997 3/29/1967 10/7/1985 $1,234.38 4.0000 $134.76 6093 8/26/1968 2/23/1987 $755.29 3.0000 $54.00 6176 10/30/1962 6/12/1980 $1,334.40 9.0000 $441.84 7275 8/7/1963 6/14/1988 $913.60 1.0000 $24.60 7812 5/1/1966 7/26/1984 $999.08 5.0000 $122.64 9135 6/12/1966 10/27/1986 $1,220.74 3.0000 $113.28 9207 3/9/1964 3/2/1987 $1,374.67 3.0000 $176.88 B-26 Last Four Digits of Social Security Number Date of Birth Date of Hire Monthly Final Average Pay 11/30/1989 Credited Service 11/30/1989 Annual Accrued Benefit 0669 5/17/1965 8/20/1984 $1,067.00 5.0000 $110.04 1261 7/20/1965 7/26/1986 $1,144.19 3.0000 $107.04 2302 7/15/1966 2/10/1986 $947.39 4.0000 $72.00 4117 1/15/1964 5/15/1986 $1,290.95 4.0000 $165.60 5940 5/10/1963 9/9/1982 $1,072.53 7.0000 $209.64 8087 10/21/1962 8/2/1982 $1,441.37 7.0000 $361.44 9955 8/20/1964 7/25/1984 $1,121.15 5.0000 $170.64 0206 9/28/1963 10/7/1981 $1,327.06 8.0000 $391.68 0305 2/4/1965 4/27/1988 $1,426.72 2.0000 $142.44 0644 8/17/1964 9/11/1985 $924.96 4.0000 $98.88 2403 10/21/1963 9/29/1982 $1,046.83 7.0000 $241.68 6059 5/22/1964 10/27/1981 $1,283.06 8.0000 $304.32 6292 8/15/1964 8/3/1982 $1,575.86 7.0000 $389.88 6625 6/25/1965 10/3/1983 $1,447.02 6.0000 $330.00 7246 8/5/1967 8/1/1988 $1,084.15 1.0000 $37.44 7846 6/16/1961 8/13/1981 $1,734.39 8.0000 $566.52 9755 7/6/1963 7/19/1982 $1,150.95 7.0000 $240.24 2964 9/2/1965 6/21/1982 $1,151.68 7.0000 $126.00 3274 10/30/1961 9/12/1983 $1,175.15 6.0000 $233.40 4098 2/23/1967 6/11/1985 $1,110.15 4.0000 $122.52 4645 1/24/1966 8/14/1984 $1,371.26 5.0000 $120.12 7081 4/4/1963 7/15/1986 $1,420.85 3.0000 $164.40 7268 2/25/1963 7/27/1981 $812.26 8.0000 $174.12 7592 3/31/1966 10/15/1987 $1,304.95 2.0000 $123.48 7727 2/10/1966 7/11/1988 $1,428.61 1.0000 $57.24 1628 5/21/1965 1/5/1987 $1,503.03 3.0000 $183.60 2838 1/20/1967 6/17/1986 $1,160.76 3.0000 $79.68 3215 7/8/1965 7/21/1986 $916.12 3.0000 $62.64 4530 2/27/1967 8/10/1988 $1,179.84 1.0000 $89.52 6489 6/9/1963 3/28/1983 $935.34 7.0000 $126.00 6519 8/11/1966 9/11/1984 $1,125.76 5.0000 $164.04 6991 5/27/1967 7/18/1988 $1,252.22 1.0000 $53.16 7856 3/1/1966 3/2/1987 $995.33 3.0000 $82.44 7988 7/27/1965 4/21/1987 $1,024.58 3.0000 $87.72 1267 10/11/1964 8/1/1988 $800.72 1.0000 $18.00 3003 5/31/1967 6/8/1988 $863.76 1.0000 $21.60 8462 11/15/1965 5/27/1986 $914.45 4.0000 $93.24 0583 11/9/1966 7/8/1985 $931.02 4.0000 $85.08 4616 2/3/1967 6/20/1988 $1,405.97 1.0000 $54.48 9394 12/7/1966 5/3/1988 $1,095.85 2.0000 $96.84 1360 7/24/1967 9/17/1987 $1,371.73 2.0000 $112.20 3038 9/19/1968 6/12/1986 $1,672.11 3.0000 $182.88 3367 11/24/2029 8/17/1979 $1,469.92 10.0000 $1,202.76 3501 11/17/2028 11/7/1967 $1,510.21 8.4166 $1,396.56 4195 9/21/1930 4/29/1957 $1,394.42 33.0000 $1,676.76 0960 9/6/1968 7/8/1986 $665.06 3.0000 $54.00 9505 3/10/1966 10/6/1986 $797.78 3.0000 $54.00

B-27 Last Four Digits of Social Security Number Date of Birth Date of Hire Monthly Final Average Pay 11/30/1989 Credited Service 11/30/1989 Annual Accrued Benefit 2640 6/14/2029 7/26/1982 $1,032.78 7.0000 $413.76 6062 10/15/1930 10/15/1979 $1,039.52 10.0000 $662.76 8391 4/22/1933 2/22/1987 $1,905.45 3.0000 $477.72 2347 3/22/1933 9/19/1983 $976.40 6.0000 $293.76 3911 8/22/1933 3/1/1977 $4,887.49 8.4166 $6,719.16 4837 3/30/1930 6/24/1982 $967.21 7.0000 $305.28 5098 10/31/1932 1/20/1971 $1,364.40 19.0000 $1,897.44 6326 6/25/1932 8/18/1980 $1,024.59 9.0000 $570.48 6462 7/23/1931 8/20/1963 $1,608.53 8.4166 $1,216.20 6615 2/27/1933 9/30/1981 $889.35 8.0000 $362.16 7571 12/4/1935 5/2/1955 $1,503.40 8.4166 $1,104.24 9632 12/9/1933 4/27/1987 $1,039.36 3.0000 $215.88 9782 10/9/1932 6/13/1960 $1,102.65 8.4166 $440.76 1395 2/2/1936 10/29/1973 $1,005.29 16.0833 $824.40 1859 5/5/1936 5/29/1975 $1,154.12 15.0000 $1,138.56 3517 10/19/1934 6/17/1985 $1,630.20 4.0000 $428.76 4186 11/7/1935 7/31/1980 $1,653.67 9.0000 $1,330.80 8242 7/9/1935 8/11/1986 $1,007.69 3.0000 $159.12 0996 7/15/1939 9/11/1975 $1,590.27 14.1666 $1,657.44 1492 5/6/1938 6/9/1982 $1,017.75 7.0000 $391.08 1884 1/26/1940 11/21/1961 $1,539.26 28.0000 $1,707.00 2060 7/29/1939 11/3/1965 $1,560.16 8.4166 $1,037.76 4736 2/17/1938 8/15/1988 $1,413.53 1.0000 $31.20 7931 11/4/1937 5/19/1986 $711.44 4.0000 $93.24 8055 4/27/1939 6/20/1986 $1,702.99 3.0000 $356.64 9437 7/3/1939 6/10/1986 $979.21 3.0000 $141.60 5985 7/10/1941 3/10/1963 $1,592.57 27.0000 $2,092.92 6061 7/11/1941 6/19/1986 $1,221.30 3.0000 $220.92 6123 4/11/1940 5/27/1966 $1,091.82 24.0000 $976.44 7202 4/1/2029 6/2/1964 $1,159.75 25.4166 $1,538.76 7275 2/23/1938 10/31/1973 $1,373.18 16.0833 $1,517.88 2583 10/22/1941 10/27/1988 $1,238.27 3.0000 $289.32 2701 3/17/1940 7/23/1980 $1,117.62 9.0000 $630.36 4017 1/28/1939 12/7/1971 $957.54 18.0000 $749.16 4027 1/20/1940 7/13/1964 $1,250.03 25.3333 $1,263.12 4066 7/6/1941 9/21/1987 $945.99 2.0000 $109.68 4086 11/27/1941 4/4/1972 $1,890.12 18.0000 $2,225.16 4184 8/6/1939 12/30/1964 $2,345.54 25.0000 $3,703.80 4248 1/26/1941 1/3/1967 $1,710.06 23.0000 $2,017.80 4526 5/16/1932 8/16/1984 $1,183.62 5.0000 $303.96 4704 4/8/1937 7/21/1988 $1,197.24 1.0000 $88.92 4712 9/19/1940 3/15/1977 $935.31 13.0000 $367.68 1618 1/20/1940 11/5/1979 $1,701.58 10.0000 $1,390.56 2634 4/27/1941 6/5/1972 $1,128.82 15.4166 $1,095.12 2647 5/28/1945 9/14/1983 $1,345.37 6.0000 $589.08 2678 3/21/1942 12/27/1965 $1,757.06 24.0000 $2,136.60 2827 5/5/1943 5/5/1971 $1,116.47 19.0000 $934.92 B-28 Last Four Digits of Social Security Number Date of Birth Date of Hire Monthly Final Average Pay 11/30/1989 Credited Service 11/30/1989 Annual Accrued Benefit 3042 10/14/1942 8/20/1972 $1,475.32 8.4166 $946.92 3048 11/27/1941 7/27/1959 $1,431.77 30.3333 $1,337.28 3146 11/20/1942 11/10/1980 $1,705.55 9.0000 $944.76 3190 5/1/1943 9/16/1982 $1,864.76 7.0000 $1,093.20 3348 2/16/1941 1/9/1984 $1,860.75 6.0000 $923.76 3449 7/15/1944 2/11/1968 $2,024.39 22.0000 $2,413.20 3450 7/27/1943 8/12/1963 $1,751.54 8.4166 $1,110.60 3881 5/6/1942 4/5/1965 $3,061.57 25.0000 $5,300.76 4087 4/10/1940 4/17/1986 $886.15 4.0000 $150.12 4158 1/1/1945 7/20/1981 $1,537.08 8.0000 $708.24 4166 10/5/1941 11/13/1979 $975.12 10.0000 $529.44 4183 4/20/1941 11/15/1961 $1,403.29 8.4166 $625.32 4186 3/4/1940 11/5/1979 $1,272.15 10.0000 $802.44 4291 2/19/1939 9/2/1980 $1,112.95 9.0000 $557.88 4337 12/6/1941 7/21/1988 $1,778.84 1.0000 $155.40 4338 9/11/1944 4/14/1971 $1,188.76 8.4166 $505.92 4461 12/31/1942 11/7/1971 $1,413.97 18.0000 $1,289.28 4558 12/31/1943 8/2/1965 $1,472.34 24.2500 $1,575.48 4935 9/23/1944 3/7/1976 $2,109.04 14.0000 $1,952.16 5841 3/2/1941 9/23/1976 $1,033.38 13.1666 $573.84 7225 4/12/1939 11/12/1973 $1,069.82 16.0000 $903.84 7896 4/13/1939 5/18/1987 $1,319.86 3.0000 $297.84 8617 12/26/1942 12/29/1976 $1,359.71 13.0000 $1,254.36 8705 10/19/1940 8/22/1988 $998.67 1.0000 $70.20 9131 7/1/1941 10/13/1987 $883.94 12.3333 $388.44 9369 4/9/1941 9/11/1985 $1,120.42 4.0000 $227.52 7671 6/30/1940 3/9/1987 $997.19 3.0000 $158.28 7868 1/19/1944 10/11/1982 $1,251.87 7.0000 $573.96 7888 1/12/1943 6/23/1988 $1,151.13 1.0000 $87.00 8635 7/23/1942 3/5/1981 $1,114.32 9.0000 $570.96 8650 9/18/1941 5/12/1966 $2,134.82 24.0000 $3,041.04 8698 5/17/1942 2/11/1980 $914.67 10.0000 $395.16 8739 9/22/1943 1/14/1980 $1,635.86 9.0000 $1,522.20 8789 4/15/1942 6/10/1982 $1,647.67 7.0000 $939.00 8897 5/7/1942 8/11/1987 $1,009.31 2.0000 $125.52 9499 9/6/1945 6/20/1963 $2,944.60 26.4166 $4,410.96 9872 8/28/1942 3/16/1987 $1,285.89 3.0000 $266.76 9929 4/10/1944 9/8/1987 $915.58 2.0000 $91.80 0592 10/12/1942 7/11/1967 $1,230.59 22.3333 $1,197.60 5006 2/14/1945 8/1/1967 $2,059.35 22.3333 $2,343.72 5595 3/20/1941 5/4/1988 $719.59 2.0000 $46.08 5640 2/9/1945 3/8/1976 $1,174.23 14.0000 $587.52 5674 10/19/1943 6/16/1980 $1,287.07 9.0000 $664.68 5714 10/22/1945 8/19/1979 $1,652.03 10.0000 $1,010.88 5745 6/27/1944 9/25/1967 $2,009.34 22.1666 $2,346.24 5761 6/26/1944 2/20/1979 $1,114.68 11.0000 $608.52 5951 7/1/1943 9/11/1979 $1,433.66 10.0000 $997.92

B-29 Last Four Digits of Social Security Number Date of Birth Date of Hire Monthly Final Average Pay 11/30/1989 Credited Service 11/30/1989 Annual Accrued Benefit 6068 4/25/1943 11/7/1973 $1,237.25 16.0000 $1,049.04 6183 8/12/1944 1/23/1986 $1,881.78 4.0000 $674.28 7474 6/16/1944 7/8/1968 $1,685.96 8.4166 $971.76 9997 5/28/1943 5/12/1986 $1,438.50 4.0000 $378.72 0948 2/9/1944 3/14/1983 $1,134.18 7.0000 $486.48 1814 6/9/1946 9/2/1980 $1,262.86 9.0000 $672.48 2235 6/7/1950 6/30/1988 $1,341.52 1.0000 $107.40 2628 8/20/1954 1/23/1975 $1,176.00 15.0000 $486.84 3226 6/17/1953 6/12/1978 $2,120.11 11.0000 $1,272.12 4012 9/6/1960 6/19/1978 $1,289.11 11.0000 $485.52 5464 8/23/1951 6/14/1982 $1,182.26 7.0000 $372.48 7675 3/26/1957 8/30/1977 $1,338.23 12.0000 $520.68 7785 9/5/1955 8/22/1973 $1,205.10 16.2500 $704.52 4336 10/2/1946 12/7/1981 $1,118.29 8.0000 $463.20 0397 10/28/1948 1/4/1982 $1,546.76 8.0000 $765.96 0443 6/9/1951 10/19/1981 $825.25 6.0000 $263.88 0582 7/24/1946 6/2/1986 $955.88 3.0000 $145.68 1479 11/9/1947 7/14/1986 $1,178.66 3.0000 $192.60 4568 8/28/1949 3/16/1987 $1,145.34 3.0000 $241.08 4843 12/30/1949 5/12/1986 $1,456.19 4.0000 $331.56 2503 8/12/1955 8/26/1981 $1,361.28 7.0000 $453.12 2523 2/9/1950 11/13/1988 $1,079.83 1.0000 $99.84 2529 2/26/1952 9/28/1987 $950.91 2.0000 $61.56 2779 9/2/1949 4/22/1974 $980.69 15.0000 $540.00 3813 3/6/1952 6/19/1985 $1,186.06 5.0000 $269.64 3829 10/1/1949 7/22/1985 $1,210.64 4.0000 $264.36 3908 12/1/1953 10/27/1986 $1,631.37 3.0000 $269.88 3995 2/11/1951 3/18/1974 $1,070.86 16.0000 $577.32 4023 1/8/1954 6/2/1975 $2,043.19 14.0000 $1,352.40 4056 5/31/1956 6/2/1976 $1,516.52 13.4166 $806.64 4103 9/18/1954 7/29/1987 $862.23 2.0000 $65.76 4170 9/28/1956 3/27/1980 $1,291.46 10.0000 $461.40 4320 11/24/1946 10/17/1978 $1,111.91 11.0000 $539.88 4415 12/15/1952 8/3/1981 $1,911.63 7.0000 $703.80 4433 2/15/1952 8/21/1985 $1,231.19 4.0000 $249.84 4487 6/26/1952 11/19/1973 $1,666.75 16.0000 $1,179.84 4528 3/20/1953 5/24/1978 $1,242.32 12.0000 $568.56 4597 1/20/1952 7/22/1971 $1,345.01 18.3333 $960.12 4800 6/10/1954 4/9/1985 $1,987.79 11.0000 $1,036.92 4824 2/28/1958 11/8/1979 $1,095.79 10.0000 $303.60 4940 1/20/1954 10/15/1975 $1,671.94 14.0833 $952.32 0515 8/31/1951 11/11/1976 $1,057.34 12.0000 $540.00 0882 7/15/1950 4/25/1977 $2,021.38 13.0000 $1,409.40 1546 12/3/1952 11/11/1986 $735.50 3.0000 $55.08 0541 2/5/1956 7/23/1975 $873.25 14.3333 $306.48 1649 7/13/1952 6/6/1988 $1,075.95 1.0000 $61.08 1943 8/14/1953 9/20/1982 $1,236.30 7.0000 $459.96 B-30 Last Four Digits of Social Security Number Date of Birth Date of Hire Monthly Final Average Pay 11/30/1989 Credited Service 11/30/1989 Annual Accrued Benefit 5059 10/25/1954 4/25/1988 $1,095.87 2.0000 $122.16 7798 8/23/1953 10/5/1982 $971.44 7.0000 $210.84 7997 11/8/1951 1/6/1975 $2,036.12 15.0000 $1,469.76 8041 8/9/1952 9/17/1985 $1,272.92 4.0000 $267.00 8073 5/5/1953 11/20/1986 $892.44 3.0000 $108.72 8194 1/5/1954 9/17/1981 $1,168.69 8.0000 $320.16 8240 5/24/1965 2/11/1987 $1,403.85 3.0000 $157.92 8388 10/21/1953 9/12/1983 $1,134.39 6.0000 $313.20 8397 6/2/1951 8/16/1978 $715.69 9.0000 $162.00 8580 3/31/1949 11/2/1982 $1,138.32 10.0000 $501.00 8592 10/5/1956 3/1/1983 $1,183.68 7.0000 $269.16 8663 7/24/1953 2/3/1987 $1,034.11 3.0000 $153.48 8752 6/27/1955 11/2/1983 $2,258.72 6.0000 $788.28 8784 12/25/1953 7/21/1981 $1,170.67 8.0000 $315.24 8842 3/27/1954 8/10/1979 $1,645.71 10.0000 $818.40 8883 3/15/1955 4/28/1987 $868.51 3.0000 $64.44 8910 8/17/1953 9/3/1979 $2,154.83 10.0000 $1,258.32 8991 7/8/1955 6/14/1976 $1,518.99 8.4166 $468.36 9066 9/17/1953 10/28/1981 $1,115.20 8.0000 $317.16 9077 8/24/1953 8/26/1975 $1,602.39 14.2500 $600.96 9083 4/5/1955 6/16/1972 $2,066.75 18.0000 $1,580.16 9157 8/5/1955 8/27/1986 $1,296.18 3.0000 $188.76 3184 3/17/1953 7/14/1980 $977.22 9.0000 $276.24 3996 4/19/1954 11/12/1986 $1,252.62 3.0000 $200.28 7554 2/9/1956 5/31/1984 $1,298.14 6.0000 $294.96 7569 11/24/1953 3/17/1987 $1,080.82 3.0000 $174.72 7672 9/5/1955 12/1/1986 $2,016.73 3.0000 $390.60 7711 5/12/1956 12/3/1978 $1,579.65 11.0000 $700.68 7722 3/27/1954 9/19/1979 $1,075.45 16.1666 $734.76 7774 7/7/1957 9/9/1975 $1,949.71 14.1666 $1,176.36 7776 4/12/1957 8/21/1985 $957.26 4.0000 $118.92 8833 1/13/1953 12/8/1980 $982.37 9.0000 $281.04 8846 8/4/1954 11/13/1978 $1,027.78 11.0000 $198.00 8877 8/3/1952 3/2/1987 $1,167.18 3.0000 $171.60 8969 9/30/1955 8/6/1981 $1,396.36 7.0000 $480.96 9249 11/9/1958 1/3/1980 $1,384.81 10.0000 $536.88 9322 4/17/1957 10/20/1987 $1,020.24 2.0000 $131.40 9324 1/13/1956 5/2/1979 $1,575.37 11.0000 $765.00 9378 5/12/1956 4/12/1978 $834.09 12.0000 $298.20 9389 6/21/1957 9/18/1985 $1,089.75 4.0000 $140.52 9418 11/9/1967 6/17/1986 $1,360.79 3.0000 $162.60 9424 1/31/1954 1/24/1983 $1,136.01 7.0000 $312.48 9542 5/28/1955 11/6/1978 $1,764.46 11.0000 $751.08 9610 5/13/1955 5/11/1982 $1,078.90 8.0000 $321.12 9617 5/5/1961 10/22/1979 $571.93 6.0000 $108.00 9821 10/19/1955 8/9/1976 $3,208.71 13.2500 $2,758.08 9929 11/23/1952 9/5/1978 $1,434.26 11.0000 $760.56

B-31 Last Four Digits of Social Security Number Date of Birth Date of Hire Monthly Final Average Pay 11/30/1989 Credited Service 11/30/1989 Annual Accrued Benefit 9942 12/20/1956 8/2/1982 $1,430.18 7.0000 $380.52 4026 5/3/1956 7/18/1988 $1,249.85 1.0000 $74.16 8288 9/19/1961 4/23/1980 $1,217.97 10.0000 $410.88 0140 1/17/1964 8/19/1985 $820.15 3.0000 $54.00 0352 7/6/1964 11/11/1982 $1,790.53 7.0000 $556.08 0779 4/27/1961 2/6/1986 $1,421.89 4.0000 $264.72 0974 7/29/1961 8/22/1979 $1,176.35 10.0000 $475.20 1171 8/20/1957 8/7/1978 $1,306.27 11.0000 $474.36 2360 9/21/1961 5/7/1984 $1,693.70 6.0000 $430.56 2462 9/29/1964 3/17/1987 $1,366.15 3.0000 $173.52 2993 9/11/1957 10/25/1982 $1,753.96 7.0000 $564.72 3538 5/24/1957 6/9/1975 $1,675.21 14.4166 $1,072.08 4470 4/29/1962 5/25/1983 $1,490.36 7.0000 $331.56 4598 9/1/1965 11/6/1988 $969.02 4.0000 $183.24 5197 3/22/1957 10/17/1977 $1,144.67 11.0000 $431.64 5689 4/1/1960 10/31/1983 $1,356.49 6.0000 $323.28 6361 10/30/1958 1/12/1987 $1,080.36 3.0000 $117.96 7228 2/9/1956 6/18/1986 $1,091.01 3.0000 $128.52 7232 4/8/1958 2/11/1981 $1,059.73 9.0000 $256.08 8458 8/28/1958 8/29/1978 $1,529.04 14.0000 $795.60 0367 6/6/1959 4/30/1979 $1,034.44 11.0000 $264.84 0915 7/16/1962 6/7/1982 $1,467.21 7.0000 $474.72 2071 1/17/1960 4/27/1987 $987.95 2.0000 $52.68 6309 5/5/1959 10/3/1988 $859.55 1.0000 $33.24 6987 7/1/1959 5/12/1987 $1,046.67 3.0000 $118.44 8242 12/8/1960 9/2/1987 $1,529.23 2.0000 $151.20 0588 10/13/1960 3/11/1980 $1,066.78 10.0000 $367.32 0647 11/15/1959 5/24/1977 $1,419.59 13.0000 $624.72 1260 7/21/1959 9/13/1987 $1,590.78 2.0000 $218.76 2082 5/26/1958 1/6/1981 $1,806.77 9.0000 $767.64 2104 11/29/1958 10/17/1983 $1,324.50 6.0000 $413.88 2472 7/13/1960 1/8/1979 $1,572.15 11.0000 $849.00 3272 9/29/1959 2/9/1987 $936.12 3.0000 $108.12 3310 11/22/1965 6/11/1984 $1,222.75 5.0000 $177.12 3428 11/26/1960 3/18/1981 $1,598.00 9.0000 $613.68 4522 11/23/1959 12/8/1980 $1,637.52 9.0000 $635.16 7674 1/24/1963 9/10/1986 $1,255.63 3.0000 $162.36 8083 7/15/1960 5/31/1984 $1,706.40 6.0000 $446.16 8194 12/22/1958 7/16/1986 $1,236.99 3.0000 $163.56 8608 5/29/1958 5/11/1986 $1,275.71 4.0000 $233.52 1103 11/6/1962 8/5/1981 $1,347.01 8.0000 $378.24 1879 11/8/1957 12/15/1986 $1,067.77 3.0000 $115.80 2011 3/8/1960 6/19/1978 $1,865.48 11.0000 $880.32 4716 9/28/1957 11/18/1981 $1,252.12 8.0000 $369.48 6140 12/18/1958 7/15/1986 $983.24 3.0000 $69.48 7704 12/23/1959 1/2/1986 $1,601.47 4.0000 $314.04 9377 9/11/1960 2/26/1980 $1,677.16 10.0000 $709.68 B-32 Last Four Digits of Social Security Number Date of Birth Date of Hire Monthly Final Average Pay 11/30/1989 Credited Service 11/30/1989 Annual Accrued Benefit 1657 8/7/1963 9/1/1982 $1,271.90 7.0000 $228.24 2348 12/26/1961 6/20/1988 $1,090.18 3.0000 $149.88 3491 8/7/1959 8/2/1978 $1,188.72 11.0000 $476.76 3965 4/28/1961 6/12/1979 $1,451.00 10.0000 $434.16 4227 8/3/1959 9/11/1978 $1,355.65 11.0000 $567.72 5960 6/15/1960 2/23/1987 $1,067.33 3.0000 $91.56 7689 2/16/1947 1/12/1987 $1,366.60 3.0000 $318.00 7996 7/28/1963 3/2/1986 $1,415.86 4.0000 $264.12 8202 3/8/1961 12/9/1986 $1,217.54 3.0000 $136.80 8257 4/29/1961 7/19/1988 $1,013.78 1.0000 $39.72 8378 6/15/1958 8/4/1986 $1,473.66 3.0000 $181.56 8399 9/16/1960 9/28/1983 $1,090.78 6.0000 $153.96 8426 10/14/1960 11/9/1987 $873.06 2.0000 $60.96 8855 4/17/1961 9/27/1988 $1,088.86 1.0000 $63.60 0531 1/10/1961 10/2/1979 $903.67 10.0000 $180.00 0812 11/20/1960 7/30/1986 $1,311.01 3.0000 $165.96 0914 9/24/1968 9/26/1988 $1,011.16 1.0000 $51.00 1024 10/16/1961 2/11/1980 $1,620.87 10.0000 $608.04 2084 11/29/1962 7/10/1980 $1,370.58 9.0000 $448.92 2529 3/2/1960 12/1/1988 $1,464.87 1.0000 $78.36 4324 11/29/1965 4/25/1988 $1,470.17 2.0000 $121.56 4615 11/20/1960 7/8/1987 $998.54 2.0000 $64.56 4650 8/1/1967 4/21/1987 $905.73 3.0000 $76.92 4680 11/30/1968 3/9/1987 $957.69 3.0000 $118.80 5193 3/21/1956 9/23/1987 $1,122.75 2.0000 $85.44 5394 6/4/1966 10/3/1988 $851.60 1.0000 $24.24 6161 11/4/1961 5/7/1981 $1,392.91 9.0000 $411.60 6506 4/11/1962 11/18/1981 $1,477.35 8.0000 $384.84 7567 8/4/1962 8/24/1987 $916.08 2.0000 $55.56 8022 11/5/1961 2/26/1982 $1,312.86 8.0000 $430.08 0645 9/24/1964 6/17/1982 $1,002.23 7.0000 $224.04 2191 10/14/1965 2/21/1983 $947.64 7.0000 $191.64 4238 7/8/1960 5/23/1988 $901.41 2.0000 $44.76 4585 11/21/1961 10/28/1980 $1,811.01 9.0000 $680.76 5679 9/20/1961 11/24/1986 $1,256.64 3.0000 $157.56 5782 5/7/1957 8/31/1987 $1,150.83 2.0000 $106.20 6347 10/10/1967 2/23/1987 $905.96 3.0000 $68.52 7162 8/13/1967 8/7/1988 $1,031.22 1.0000 $33.96 9212 4/5/1963 8/30/1988 $901.32 3.0000 $125.04 0112 12/25/1964 5/18/1987 $1,249.14 3.0000 $135.96 0345 5/4/1964 4/9/1987 $1,137.39 3.0000 $125.52 1213 12/15/1961 8/13/1985 $1,057.31 4.0000 $175.92 2712 11/6/1963 8/22/1983 $957.15 6.0000 $108.00 2746 3/19/1963 8/19/1985 $948.59 4.0000 $96.60 3566 7/4/1965 6/24/1984 $1,326.12 5.0000 $259.92 3849 1/17/1959 11/11/1986 $1,099.89 3.0000 $138.36 4062 2/4/1961 8/1/1984 $1,376.27 5.0000 $255.84

B-33 Last Four Digits of Social Security Number Date of Birth Date of Hire Monthly Final Average Pay 11/30/1989 Credited Service 11/30/1989 Annual Accrued Benefit 4072 2/19/1962 4/25/1983 $1,053.33 6.0000 $163.08 5885 1/29/1963 4/18/1980 $1,651.47 10.0000 $666.12 6122 7/1/1962 8/11/1980 $1,412.29 9.0000 $446.88 6608 12/14/1961 10/5/1981 $1,071.05 8.0000 $257.64 7151 8/5/1962 4/19/1982 $986.73 8.0000 $308.16 8006 3/25/1960 2/15/1984 $1,179.25 6.0000 $274.20 2093 4/18/1963 7/25/1984 $972.61 5.0000 $128.16 4970 8/31/1963 6/20/1988 $1,237.00 1.0000 $76.08 5759 1/20/1961 5/11/1987 $979.57 3.0000 $93.48 7505 9/4/1964 9/6/1983 $753.27 6.0000 $108.00 7891 4/27/1961 2/17/1986 $1,234.30 4.0000 $202.80 8717 3/15/1960 3/29/1982 $1,138.95 8.0000 $317.52 9435 7/18/1962 4/27/1988 $1,048.77 2.0000 $90.12 9439 4/14/1964 1/5/1981 $1,101.79 8.0000 $182.04 9690 10/29/1961 7/8/1981 $1,816.80 8.0000 $636.84 1550 10/29/1962 9/25/1986 $1,228.93 3.0000 $146.76 1906 4/1/1961 4/20/1986 $1,353.98 4.0000 $174.24 2310 2/21/1966 6/5/1985 $1,367.52 4.0000 $188.28 2400 8/27/1963 6/5/1985 $1,182.19 5.0000 $192.36 2709 9/4/1962 2/29/1984 $1,243.31 6.0000 $228.84 2724 7/7/1962 6/12/1981 $1,042.20 8.0000 $206.04 4516 10/9/1964 5/3/1982 $1,540.91 8.0000 $436.92 4659 3/19/1966 4/16/1986 $727.27 4.0000 $93.72 6585 10/17/1968 5/5/1986 $1,015.62 4.0000 $72.00 7784 7/7/1968 2/3/1987 $1,139.04 3.0000 $105.84 0006 9/5/1967 8/15/1985 $1,093.64 4.0000 $101.52 0017 11/2/1963 6/15/1981 $942.02 8.0000 $233.88 3665 9/23/1968 6/16/1986 $1,101.09 3.0000 $93.60 3681 12/14/1963 7/14/1986 $1,058.27 3.0000 $81.24 4870 12/27/1966 6/16/1986 $1,200.42 3.0000 $123.60 5159 8/20/1965 3/9/1987 $854.41 3.0000 $65.76 6831 12/19/1965 6/9/1986 $1,052.36 3.0000 $159.48 7209 11/14/1962 1/13/1986 $1,165.45 4.0000 $176.16 7893 11/22/1964 6/1/1987 $872.30 3.0000 $54.00 9029 3/5/1964 7/29/1985 $902.87 4.0000 $115.92 9042 11/2/1964 6/27/1988 $1,146.11 1.0000 $55.08 1557 4/14/1965 7/25/1984 $1,446.45 5.0000 $165.12 1715 9/17/1964 5/18/1987 $860.40 3.0000 $54.00 2230 12/28/1963 8/22/1983 $1,545.67 5.0000 $329.04 3577 12/2/1963 1/30/1983 $1,679.57 7.0000 $481.56 5044 5/15/1965 9/13/1982 $884.08 7.0000 $126.00 7894 5/4/1964 4/28/1987 $1,180.52 3.0000 $114.00 7902 2/14/1964 8/9/1982 $1,283.52 7.0000 $324.84 8219 6/13/1964 8/1/1985 $1,083.65 3.0000 $168.96 8366 2/22/1964 8/30/1982 $869.96 6.0000 $110.04 1617 4/27/1964 8/31/1988 $949.76 1.0000 $38.28 2383 5/9/1967 2/10/1986 $1,065.95 4.0000 $72.00 B-34 Last Four Digits of Social Security Number Date of Birth Date of Hire Monthly Final Average Pay 11/30/1989 Credited Service 11/30/1989 Annual Accrued Benefit 6910 3/5/1965 6/2/1986 $1,087.84 3.0000 $152.52 7492 9/19/1964 6/9/1986 $940.60 3.0000 $65.16 9842 3/8/1967 4/17/1986 $1,586.29 4.0000 $148.80 0656 4/24/1965 9/23/1985 $1,278.34 4.0000 $129.60 2383 6/3/1966 6/16/1986 $1,223.99 3.0000 $123.00 3641 11/3/1965 8/20/1991 $1,096.23 6.0000 $172.32 4407 3/7/1964 11/4/1986 $1,139.86 3.0000 $123.48 0884 5/6/1965 6/16/1986 $1,182.99 3.0000 $87.60 2121 5/20/1966 7/23/1984 $981.70 5.0000 $128.88 3718 11/29/1966 6/10/1985 $949.35 4.0000 $73.32 4754 7/20/1966 7/31/1984 $1,036.79 3.0000 $133.20 5621 10/21/1966 8/8/1985 $1,639.64 4.0000 $229.32 9264 3/20/1967 7/15/1986 $758.98 3.0000 $54.00 3491 9/5/1967 10/27/1986 $818.06 3.0000 $54.00 4608 8/2/1967 6/18/1986 $1,311.40 3.0000 $155.16 5154 11/12/1966 2/20/1988 $1,275.89 1.0000 $61.20 9594 1/11/1967 11/17/1986 $946.29 3.0000 $81.96 4650 9/7/2024 5/27/1986 $948.00 4.0000 $230.40 1374 3/22/1966 5/26/1987 $1,045.90 3.0000 $96.96 4852 5/26/1966 9/2/1987 $1,051.12 2.0000 $67.92 5564 1/30/1965 8/22/1983 $986.75 6.0000 $127.44 7155 6/21/1967 6/24/1985 $1,161.08 4.0000 $114.96 0358 1/26/2027 9/5/1961 $1,438.66 28.1666 $2,393.64 1185 5/5/2029 11/19/1962 $1,044.33 27.0000 $1,167.60 1631 7/17/2028 6/21/1972 $1,052.89 17.4166 $1,239.84 1758 1/16/1930 9/26/1973 $1,262.00 16.1666 $1,674.60 2365 6/10/1932 6/20/1966 $1,670.33 23.4166 $2,792.28 7581 3/18/2028 7/14/1955 $1,182.03 34.3333 $1,574.28 9420 10/2/1930 2/22/1982 $1,573.48 8.0000 $1,082.04 8984 4/13/1966 9/7/1988 $1,263.42 1.0000 $41.04 0109 3/1/1933 7/18/1967 $1,209.98 22.3333 $1,501.92 0147 11/19/1932 11/16/1961 $1,175.89 28.0000 $1,189.56 0320 1/2/1933 7/28/1986 $844.32 3.0000 $192.36 0732 1/18/2027 4/21/1987 $1,305.81 3.0000 $447.96 0254 12/25/1931 4/19/1962 $971.86 28.0000 $772.56 0351 4/30/1933 1/6/1972 $1,122.91 18.0000 $1,115.76 2233 12/14/1934 2/13/1979 $1,098.32 12.0000 $625.20 3403 2/5/1935 2/1/1984 $1,227.63 6.0000 $506.40 3405 1/23/1933 2/6/1976 $989.49 14.0000 $753.12 3847 12/11/1933 12/30/1974 $1,159.58 15.0000 $1,121.16 0590 4/19/1938 8/26/1985 $1,193.84 4.0000 $280.20 0999 11/8/1934 6/10/1986 $958.44 3.0000 $133.20 1198 2/7/1937 10/6/1987 $1,045.97 8.0000 $374.76 3404 5/25/1935 10/19/1966 $1,012.77 8.4166 $506.40 3435 5/15/1937 2/3/1986 $878.82 4.0000 $146.40 3731 5/25/1938 6/23/1986 $1,340.08 3.0000 $201.12 4046 2/11/1935 2/11/1986 $1,340.62 4.0000 $341.16

B-35 Last Four Digits of Social Security Number Date of Birth Date of Hire Monthly Final Average Pay 11/30/1989 Credited Service 11/30/1989 Annual Accrued Benefit 4161 5/29/1936 8/3/1987 $1,818.85 2.0000 $256.92 4244 10/7/1934 5/14/1979 $928.86 11.0000 $614.04 4356 2/16/1935 1/4/1979 $983.34 11.0000 $540.12 4464 11/28/1936 9/17/1979 $1,173.93 9.0000 $603.84 4806 4/9/1937 1/2/1978 $976.91 12.0000 $850.80 4825 3/18/1937 5/9/1981 $1,569.83 9.0000 $980.28 4937 5/7/1938 6/5/1986 $1,190.25 3.0000 $306.60 4957 5/4/1935 9/20/1977 $1,678.16 12.0000 $1,579.80 8697 11/7/1937 9/19/1977 $908.01 8.4166 $355.56 9154 1/11/1937 7/11/1984 $1,139.81 5.0000 $453.12 1927 3/3/1940 8/17/1982 $687.44 5.0000 $90.00 6218 10/1/1941 8/22/1977 $1,933.41 14.1666 $2,114.04 6590 9/6/1937 10/29/1985 $700.28 4.0000 $72.00 9622 2/17/1937 10/4/1971 $1,141.15 17.0833 $738.12 2825 12/5/1940 7/7/1970 $1,056.83 19.3333 $760.20 2903 2/1/1942 11/9/1982 $1,446.73 5.0000 $603.24 2352 8/12/1941 1/3/1984 $739.69 6.0000 $164.28 5962 12/20/1942 6/16/1986 $1,309.53 3.0000 $260.88 2124 12/30/1946 7/20/1965 $1,154.00 24.3333 $974.28 2573 1/22/1944 3/5/1964 $1,664.45 26.0000 $1,950.72 2585 9/18/1942 8/17/1981 $1,376.45 27.2500 $1,427.76 2687 2/27/1943 5/29/1984 $714.75 8.4166 $194.04 2705 10/29/1944 9/4/1979 $1,139.97 10.0000 $607.80 2745 6/12/1946 10/30/1986 $1,129.28 2.0000 $72.60 2765 7/19/1946 8/23/1976 $1,660.72 13.2500 $1,249.80 2825 12/26/1946 1/12/1965 $1,463.19 8.4166 $673.20 2928 5/5/1943 11/6/1972 $1,486.02 8.4166 $897.36 3036 11/15/1943 9/7/1982 $1,524.66 7.0000 $990.84 3081 2/20/1944 9/8/1980 $1,270.62 9.0000 $547.68 3221 1/17/1947 9/28/1966 $1,177.70 23.1666 $540.00 3277 9/18/1946 11/6/1978 $935.15 11.0000 $367.20 3314 2/8/1944 6/10/1982 $1,077.77 7.0000 $429.36 3406 2/4/1945 6/2/1986 $1,598.49 3.0000 $324.12 3492 6/25/1942 6/23/1986 $993.95 3.0000 $165.24 3545 3/21/1947 12/29/1980 $1,421.12 13.0000 $981.48 3556 5/24/1944 5/16/1968 $1,538.66 22.0000 $1,510.56 3604 3/1/1944 1/7/1987 $1,021.89 3.0000 $210.60 3824 3/5/1946 7/18/1972 $2,221.93 8.4166 $1,416.48 4034 7/12/1946 1/28/1969 $1,560.17 21.0000 $1,570.68 4081 10/24/1943 11/15/1982 $1,539.94 7.0000 $729.00 4086 4/30/1948 11/7/1978 $1,558.46 11.0000 $986.16 4399 4/19/1946 7/7/1980 $1,401.45 9.0000 $695.40 4400 6/4/1944 7/8/1986 $1,075.88 3.0000 $183.12 4430 12/19/1945 8/2/1977 $1,265.04 12.0000 $785.76 4609 5/6/1944 8/10/1972 $1,174.13 17.2500 $882.60 4628 2/9/1948 6/20/1988 $1,392.45 1.0000 $52.80 4742 6/1/1946 12/28/1970 $1,581.47 8.4166 $886.08 B-36 Last Four Digits of Social Security Number Date of Birth Date of Hire Monthly Final Average Pay 11/30/1989 Credited Service 11/30/1989 Annual Accrued Benefit 4778 2/24/1946 10/1/1987 $1,376.96 2.0000 $219.84 4918 2/19/1945 7/21/1986 $1,113.69 6.0000 $459.36 5315 12/30/1946 5/18/1987 $1,145.50 3.0000 $233.28 3756 6/19/1941 10/9/1972 $896.40 17.0833 $540.00 5463 5/16/1945 10/15/1986 $1,030.35 3.0000 $170.76 5709 10/22/1950 6/24/1969 $1,471.77 20.4166 $1,257.96 5720 12/10/1945 5/20/1977 $675.17 13.0000 $234.00 6254 8/12/1946 4/28/1986 $881.67 4.0000 $185.16 6575 7/1/1946 10/29/1973 $1,868.56 16.0833 $1,622.04 7427 7/23/1947 11/9/1988 $1,032.28 1.0000 $52.92 8125 7/14/1956 6/23/1986 $4,193.64 3.0000 $1,203.60 8585 10/22/1949 9/12/1982 $1,527.13 7.0000 $627.36 8589 12/7/1949 2/20/1981 $1,856.11 9.0000 $1,001.04 7692 1/20/1946 5/12/1986 $1,124.59 4.0000 $251.28 7998 5/20/1947 5/24/1979 $866.95 8.0000 $343.44 8217 1/16/1947 1/12/1976 $743.56 14.0000 $264.60 8862 9/15/1947 9/8/1986 $1,281.19 3.0000 $244.56 9256 2/11/1948 9/20/1988 $1,043.82 1.0000 $59.52 9295 3/24/1944 7/7/1986 $1,694.10 3.0000 $437.52 9943 10/23/1947 9/12/1988 $893.07 1.0000 $18.00 5257 8/5/1947 5/16/1988 $1,009.03 2.0000 $139.56 6304 9/29/1947 6/13/1988 $2,054.03 1.0000 $156.36 8570 11/13/1948 8/31/1982 $1,793.46 7.0000 $948.24 1652 3/11/1949 10/29/1986 $1,545.54 3.0000 $302.88 0611 1/5/1950 4/18/1988 $1,098.59 2.0000 $181.80 4386 5/10/1947 9/20/1978 $1,041.13 11.0000 $535.68 4783 4/20/1949 6/23/1986 $1,275.78 3.0000 $162.48 4942 3/2/1949 6/17/1986 $1,214.24 3.0000 $196.56 3264 11/11/1956 4/19/1982 $932.61 8.0000 $180.60 3705 10/11/1954 2/5/1987 $1,750.37 3.0000 $255.36 7681 1/20/1949 10/29/1985 $1,271.08 4.0000 $260.52 8857 6/3/1954 10/28/1985 $1,083.76 4.0000 $190.08 8890 10/5/1953 4/17/1973 $1,240.55 17.0000 $683.88 8929 11/28/1952 9/14/1977 $1,859.87 12.0000 $1,191.00 9021 2/8/1953 5/13/1984 $1,473.69 6.0000 $394.80 9036 4/6/1954 10/28/1976 $1,648.56 13.0833 $694.08 9112 1/7/1954 2/11/1980 $1,474.09 10.0000 $630.24 9130 6/14/1952 9/19/1977 $2,224.80 8.4166 $1,154.28 9134 5/17/1953 5/24/1984 $1,806.79 6.0000 $762.72 9135 5/29/1950 9/15/1971 $962.34 18.1666 $540.00 9155 9/23/1954 6/13/1977 $1,578.61 8.4166 $698.76 9186 9/12/1955 11/17/1986 $1,606.21 3.0000 $280.68 9229 2/3/1955 9/17/1980 $979.28 9.0000 $317.04 9230 2/4/1953 10/20/1971 $1,218.98 8.4166 $453.60 9269 11/13/1954 8/12/1980 $1,482.36 10.0000 $705.48 9298 10/27/1952 4/14/1986 $994.18 4.0000 $189.84 9308 2/2/1954 10/5/1981 $839.41 10.0000 $180.00

B-37 Last Four Digits of Social Security Number Date of Birth Date of Hire Monthly Final Average Pay 11/30/1989 Credited Service 11/30/1989 Annual Accrued Benefit 9378 5/14/1955 12/17/1975 $1,312.90 8.4166 $487.68 9389 2/7/1953 6/2/1981 $1,414.33 8.0000 $530.52 9442 7/12/1955 5/13/1978 $1,020.91 8.4166 $366.72 9511 9/7/1954 2/22/1984 $1,355.41 6.0000 $361.92 9524 9/17/1953 3/31/1987 $1,487.29 3.0000 $230.16 9541 2/4/1953 9/14/1987 $1,048.36 2.0000 $104.64 9554 5/1/1955 6/25/1973 $2,075.05 17.0000 $1,537.20 9603 1/27/1954 9/6/1973 $1,281.12 16.1666 $1,144.20 9636 6/18/1955 11/10/1986 $1,628.99 3.0000 $297.24 9645 4/20/1953 12/2/1986 $935.65 3.0000 $100.44 9793 1/25/1952 9/28/1976 $1,343.60 8.4166 $498.60 9878 10/20/1952 10/26/1970 $2,110.44 19.0833 $1,919.16 9969 3/2/1959 12/6/1979 $1,006.79 10.0000 $294.48 6002 3/5/1953 9/22/1980 $1,197.72 9.0000 $457.56 6085 8/16/1957 9/29/1976 $983.25 13.1666 $548.76 6670 7/15/1957 8/4/1977 $1,802.25 12.0000 $830.64 8148 11/19/1955 7/22/1986 $1,041.37 3.0000 $72.96 8371 1/26/1955 9/3/1986 $1,271.18 3.0000 $196.44 8571 5/3/1955 10/30/1973 $1,516.55 16.0833 $958.44 0097 12/19/1959 4/17/1979 $1,489.79 11.0000 $616.08 1215 7/17/1960 5/12/1980 $1,434.42 10.0000 $489.36 2723 9/27/1965 11/2/1987 $1,234.37 2.0000 $70.20 2734 8/21/1966 6/13/1988 $991.00 1.0000 $32.16 2883 4/7/1957 6/23/1986 $1,450.07 3.0000 $211.80 4246 12/13/1964 9/6/1987 $1,188.85 2.0000 $94.56 4275 9/14/1961 9/27/1981 $1,503.35 8.0000 $521.52 4373 2/17/1960 8/11/1986 $823.90 5.0000 $90.00 4457 8/29/1961 6/6/1984 $1,531.57 5.0000 $346.80 4595 8/30/1965 8/31/1983 $1,335.09 6.0000 $279.72 5010 5/29/1964 8/15/1988 $948.85 1.0000 $37.80 5865 2/20/1961 7/29/1980 $1,418.84 9.0000 $460.56 6275 11/22/1956 11/10/1980 $1,085.28 9.0000 $325.80 6507 6/4/1968 9/17/1986 $1,248.79 3.0000 $122.64 8930 5/26/1960 6/21/1978 $1,312.98 11.0000 $550.56 9488 1/25/1960 5/22/1979 $1,286.77 11.0000 $544.80 5744 2/23/1962 6/1/1986 $1,217.36 4.0000 $216.84 5829 5/13/1964 8/17/1988 $1,108.84 1.0000 $39.60 6057 12/1/1956 5/27/1986 $1,046.77 4.0000 $167.88 8959 3/20/1959 7/29/1986 $1,387.85 3.0000 $235.80 1150 7/10/1958 12/8/1978 $1,498.55 11.0000 $601.32 1302 4/14/1961 1/18/1979 $1,319.68 11.0000 $478.44 4154 9/16/1955 2/19/1980 $1,459.25 10.0000 $581.88 5559 5/17/1958 8/26/1981 $1,434.41 8.0000 $324.72 6065 4/13/1959 3/31/1982 $1,097.71 8.0000 $298.68 6297 2/16/1958 7/9/1980 $1,188.48 9.0000 $322.20 9942 6/22/1959 6/4/1979 $1,108.79 10.0000 $318.48 1071 5/24/1960 4/13/1978 $1,793.19 12.0000 $833.76 B-38 Last Four Digits of Social Security Number Date of Birth Date of Hire Monthly Final Average Pay 11/30/1989 Credited Service 11/30/1989 Annual Accrued Benefit 1611 8/5/1961 2/2/1981 $1,125.36 9.0000 $311.52 2591 7/8/1963 7/15/1986 $1,356.69 3.0000 $162.36 2828 6/27/1962 5/31/1992 $1,546.17 3.0000 $192.12 2889 9/10/1958 6/6/1988 $1,141.25 1.0000 $58.68 5360 1/30/1963 8/17/1981 $1,201.47 8.0000 $295.68 6008 1/2/1962 3/2/1981 $1,172.47 9.0000 $393.96 6455 6/9/1960 7/11/1988 $1,167.34 1.0000 $59.16 7324 12/30/1958 5/18/1987 $732.97 3.0000 $54.00 7517 2/4/1959 8/3/1978 $1,144.32 11.0000 $487.92 7544 3/8/1963 7/12/1982 $1,586.31 7.0000 $445.32 8021 6/29/1959 1/15/1979 $1,178.23 11.0000 $366.36 8124 7/1/1959 5/26/1987 $860.52 3.0000 $75.00 8354 6/16/1961 3/8/1982 $1,050.57 8.0000 $243.36 0909 8/23/1960 10/23/1979 $1,951.21 10.0000 $814.56 1439 1/27/1958 11/8/1979 $1,141.62 10.0000 $386.64 3506 3/20/1963 7/27/1987 $1,438.39 2.0000 $165.72 3597 8/10/1960 4/27/1987 $1,099.77 3.0000 $110.04 4938 11/10/1966 8/8/1988 $1,114.11 1.0000 $42.84 5487 8/21/1966 5/23/1988 $967.55 2.0000 $39.48 5508 12/10/1962 6/12/1981 $1,151.84 8.0000 $247.56 6954 3/26/1958 8/21/1979 $1,953.52 10.0000 $931.44 7074 9/12/1956 6/15/1978 $1,615.62 11.0000 $832.92 8647 7/29/1963 12/30/1985 $943.42 4.0000 $98.76 9736 12/25/1966 7/10/1984 $904.97 5.0000 $90.00 1295 10/16/1963 9/22/1982 $1,359.31 7.0000 $252.00 1704 1/31/1966 7/7/1986 $1,094.13 3.0000 $117.00 2760 2/6/1961 2/27/1980 $1,098.77 10.0000 $369.48 2934 2/20/1965 3/24/1986 $857.30 4.0000 $87.12 3177 1/30/1962 6/23/1986 $686.18 3.0000 $54.00 3622 2/15/1961 10/26/1987 $875.58 2.0000 $56.52 4200 3/12/1963 6/4/1984 $1,081.94 2.0000 $243.36 4205 4/7/1964 4/28/1988 $824.00 2.0000 $41.64 4292 5/7/1960 1/5/1987 $1,098.85 4.0000 $103.68 4909 8/20/1961 2/18/1981 $1,746.64 4.0000 $362.76 4978 8/20/1961 5/9/1984 $1,370.05 6.0000 $286.44 5241 7/12/1961 8/10/1981 $1,515.22 8.0000 $427.80 5281 7/6/1961 10/10/1983 $900.38 6.0000 $141.36 6122 8/8/1963 8/22/1991 $747.06 9.0000 $162.00 7447 10/14/1964 9/22/1982 $1,045.24 7.0000 $139.20 7579 5/13/1960 7/17/1985 $1,025.00 4.0000 $170.52 7708 12/21/1966 12/11/1985 $1,178.72 4.0000 $184.56 7891 2/10/1961 4/23/1980 $1,752.74 10.0000 $616.80 8061 8/31/1963 8/9/1982 $1,090.51 7.0000 $241.80 8401 8/20/1963 6/2/1987 $973.64 4.0000 $96.72 9101 11/3/1960 6/12/1980 $1,544.89 9.0000 $497.52 0138 3/27/1968 7/26/1988 $1,790.81 1.0000 $108.84 0282 5/8/1966 4/7/1986 $1,088.40 4.0000 $131.88

B-39 Last Four Digits of Social Security Number Date of Birth Date of Hire Monthly Final Average Pay 11/30/1989 Credited Service 11/30/1989 Annual Accrued Benefit 1434 10/26/1963 12/11/1985 $1,079.53 4.0000 $134.40 4884 8/1/1965 6/15/1987 $922.20 2.0000 $38.28 5863 4/11/1961 8/27/1979 $1,528.96 10.0000 $587.88 3291 3/19/1961 7/29/1985 $1,221.53 4.0000 $172.44 3868 7/17/1963 8/19/1982 $1,397.47 7.0000 $306.24 4028 7/25/1966 2/6/1986 $1,013.20 4.0000 $85.32 5417 10/2/1963 1/7/1986 $1,142.03 4.0000 $143.28 5481 12/25/1961 7/22/1980 $1,755.86 9.0000 $543.60 5904 7/16/1960 7/12/1984 $885.50 5.0000 $95.76 7691 9/18/1960 5/27/1986 $1,108.65 4.0000 $188.40 8835 1/1/1964 11/21/1983 $1,260.11 6.0000 $247.56 0082 8/26/1960 1/2/1980 $1,064.32 10.0000 $267.36 0454 7/8/1965 8/20/1986 $771.81 3.0000 $54.00 1068 12/13/1957 7/11/1978 $1,081.39 11.0000 $382.56 2492 6/25/1965 11/16/1987 $1,190.96 2.0000 $93.84 3596 4/21/1965 8/8/1983 $1,238.80 6.0000 $269.88 3721 10/6/1961 10/13/1987 $1,147.88 2.0000 $120.24 5611 8/21/1965 7/15/1985 $1,286.52 4.0000 $147.36 6084 10/11/1964 6/21/1982 $1,489.21 7.0000 $468.24 6151 5/17/1967 6/16/1985 $1,414.99 3.0000 $162.24 8487 1/29/1965 8/27/1987 $1,477.34 2.0000 $129.48 0147 12/31/1967 6/5/1986 $860.93 3.0000 $56.16 0362 7/7/1963 10/21/1987 $1,293.77 2.0000 $118.32 1667 4/5/1963 6/21/1982 $1,527.45 7.0000 $394.56 4092 11/23/1963 5/4/1987 $827.93 3.0000 $60.12 4186 10/23/1960 3/3/1980 $1,506.04 10.0000 $446.40 4550 11/1/1962 6/14/1982 $1,246.14 7.0000 $318.12 4854 8/12/1965 3/24/1986 $1,007.86 4.0000 $106.08 4941 12/15/1963 8/13/1985 $1,241.75 4.0000 $235.44 7672 1/10/1962 10/27/1986 $948.17 3.0000 $88.56 7807 11/28/1964 7/11/1988 $776.21 1.0000 $18.00 9138 1/3/1965 2/23/1987 $1,137.30 3.0000 $129.60 9218 10/25/1964 7/21/1986 $1,101.14 3.0000 $116.88 9652 6/6/1965 3/30/1987 $997.68 3.0000 $82.80 1585 8/22/1962 3/30/1987 $1,032.51 3.0000 $108.84 1795 4/25/1965 2/12/1987 $1,094.05 3.0000 $138.48 3207 9/15/1962 9/10/1984 $1,039.77 5.0000 $130.44 3590 4/23/1963 9/6/1984 $1,437.44 5.0000 $255.00 4911 10/19/1968 9/20/1988 $892.59 1.0000 $30.36 5152 9/7/1963 4/27/1987 $1,078.03 3.0000 $89.16 6229 5/9/1963 7/14/1981 $1,249.97 8.0000 $364.56 6272 11/4/1963 4/7/1986 $1,222.40 4.0000 $171.72 6283 2/21/1964 11/20/1985 $1,763.21 4.0000 $352.80 7113 10/25/1964 2/25/1987 $1,167.73 3.0000 $141.96 9740 10/6/1962 10/3/1985 $1,485.56 4.0000 $167.16 9752 4/30/1964 6/11/1985 $946.23 4.0000 $105.72 0134 4/13/1961 9/4/1985 $1,121.46 4.0000 $168.84 B-40 Last Four Digits of Social Security Number Date of Birth Date of Hire Monthly Final Average Pay 11/30/1989 Credited Service 11/30/1989 Annual Accrued Benefit 1019 7/16/1964 5/16/1988 $1,130.30 4.0000 $176.28 2475 8/23/1965 7/18/1983 $1,064.66 6.0000 $160.44 3566 3/3/1963 6/25/1983 $1,498.53 6.0000 $325.68 3838 10/28/1963 6/11/1986 $1,741.59 3.0000 $222.24 5061 8/10/1963 8/22/1988 $1,001.46 1.0000 $57.72 5276 10/27/1968 7/6/1986 $1,374.34 3.0000 $152.52 6967 3/30/1965 10/31/1988 $1,218.98 1.0000 $66.36 7067 4/1/1963 8/26/1985 $1,052.49 4.0000 $120.48 8241 7/16/1968 9/10/1987 $1,503.49 2.0000 $127.92 9483 9/5/1965 10/10/1988 $879.27 1.0000 $18.84 1454 8/22/1964 11/18/1986 $908.68 6.0000 $108.00 1483 6/20/1964 8/21/1983 $1,157.61 6.0000 $174.96 4686 11/6/1962 4/28/1987 $927.45 3.0000 $71.40 5036 8/8/1966 9/27/1988 $1,343.41 1.0000 $86.16 5731 8/30/1964 1/26/1983 $1,067.32 7.0000 $150.96 6255 9/8/1967 11/19/1986 $1,181.99 3.0000 $97.32 8467 3/23/1968 7/17/1985 $970.12 4.0000 $158.40 1068 10/22/1964 8/4/1982 $1,503.56 7.0000 $403.44 2264 5/3/1966 1/28/1987 $1,016.44 2.0000 $36.00 2764 9/10/1965 8/14/1985 $1,328.36 4.0000 $172.56 4480 12/8/1963 1/20/1986 $1,167.97 4.0000 $123.36 4701 9/28/1967 4/7/1986 $850.62 4.0000 $72.00 5145 3/17/1967 4/13/1987 $1,252.44 3.0000 $137.28 5645 11/14/1965 6/9/1986 $1,207.71 3.0000 $149.76 5703 8/15/1965 1/20/1986 $1,258.97 4.0000 $182.76 8253 5/15/1967 11/17/1986 $1,110.61 3.0000 $128.16 8302 7/20/1965 10/23/1986 $790.68 2.0000 $36.00 0565 11/24/1966 10/15/1985 $1,201.16 4.0000 $116.28 2818 7/3/1966 1/15/1986 $1,169.56 4.0000 $173.88 4412 11/22/1968 7/16/1987 $1,524.81 2.0000 $108.24 5191 7/20/1965 8/25/1987 $919.91 2.0000 $38.52 8819 8/9/1965 8/24/1987 $1,074.48 2.0000 $71.04 9948 5/13/1967 1/12/1987 $944.46 3.0000 $89.64 2172 7/13/1966 1/3/1984 $984.30 6.0000 $249.60 4431 4/29/1966 11/9/1987 $1,031.38 2.0000 $66.84 5907 8/25/1967 9/23/1987 $1,353.85 2.0000 $129.60 7343 1/11/1966 11/6/1985 $1,298.26 4.0000 $195.36 9413 6/30/1967 6/5/1986 $1,336.38 3.0000 $174.72 8080 8/29/1966 8/7/1988 $1,736.14 1.0000 $105.84 1459 4/15/1968 10/26/1987 $916.36 2.0000 $47.04 4774 12/14/1967 6/4/1986 $929.37 3.0000 $85.20 4977 9/1/1966 3/9/1986 $1,179.74 4.0000 $178.80 6228 4/13/2029 12/27/1965 $946.07 8.4166 $419.04 7079 11/17/2029 8/20/1979 $820.42 10.0000 $256.80 3555 6/12/2029 7/7/1975 $760.96 14.3333 $257.88 6441 8/13/1932 2/8/1950 $2,610.48 8.4166 $2,466.48 6524 8/3/1930 4/30/1962 $1,586.57 28.0000 $1,845.00

B-41 Last Four Digits of Social Security Number Date of Birth Date of Hire Monthly Final Average Pay 11/30/1989 Credited Service 11/30/1989 Annual Accrued Benefit 6587 4/5/1932 5/6/1987 $1,192.87 3.0000 $290.16 6626 5/21/1931 8/28/1978 $1,262.09 11.0000 $1,235.76 6657 6/21/1932 4/2/1973 $1,842.07 17.0000 $2,908.44 7011 2/3/1931 8/13/1985 $790.88 4.0000 $72.00 7855 5/24/1930 9/15/1982 $1,275.16 7.0000 $683.88 6459 4/13/1966 8/8/1988 $657.44 1.0000 $18.00 8469 2/28/1968 6/1/1987 $1,088.95 3.0000 $125.52 3502 4/22/2028 4/6/1987 $1,009.89 3.0000 $176.64 4377 11/24/1930 12/31/1975 $987.98 14.0000 $513.36 7487 8/15/1931 5/20/1986 $3,033.28 4.0000 $1,428.60 6666 12/23/1934 7/19/1982 $996.69 9.0000 $398.40 6681 3/13/1930 1/14/1964 $1,060.22 8.4166 $691.68 6843 11/25/1935 1/25/1966 $1,056.00 8.4166 $545.40 7013 5/5/1936 7/22/1986 $946.04 3.0000 $124.20 3070 7/29/1931 4/24/1973 $851.70 17.0000 $939.72 3341 8/11/1933 1/18/1974 $763.22 16.0000 $654.00 4372 7/16/1932 6/13/1988 $1,272.97 1.0000 $86.16 7754 1/23/1935 6/2/1986 $1,088.02 3.0000 $195.00 7964 4/1/1937 12/31/1976 $1,175.15 13.0000 $1,190.04 7970 10/7/1936 9/1/1965 $3,574.96 8.4166 $3,807.00 9798 11/21/1936 3/29/1978 $1,063.19 12.0000 $796.20 3582 8/12/1938 7/10/1978 $1,181.71 11.0000 $978.24 7329 7/25/1938 9/9/1985 $1,056.24 4.0000 $215.04 0072 7/16/1938 9/2/1958 $1,064.15 8.4166 $548.88 0220 1/13/1937 1/22/1979 $1,030.15 8.4166 $521.04 0280 10/20/1940 10/23/1974 $1,487.85 15.0833 $1,396.08 0413 10/15/1940 10/1/1973 $1,820.40 16.1666 $2,001.12 0436 9/16/1936 1/25/1977 $1,526.06 13.0000 $1,625.04 0543 3/24/1938 3/27/1968 $954.24 22.0000 $551.40 0666 12/5/1938 8/27/1969 $1,600.16 20.2500 $2,074.32 0788 1/8/1940 12/31/1986 $1,395.33 3.0000 $295.32 0873 9/12/1941 5/5/1980 $1,081.54 10.0000 $773.04 0957 8/31/1941 7/21/1980 $1,114.88 9.0000 $749.04 1087 7/30/1941 9/6/1977 $1,079.29 12.0000 $654.60 1117 8/25/1941 10/2/1974 $1,146.23 15.0833 $924.72 1450 8/10/1937 1/18/1983 $1,087.07 7.0000 $549.96 2187 4/1/1938 8/21/1978 $1,182.52 11.0000 $1,061.40 0034 3/1/1939 11/18/1980 $892.31 9.0000 $280.08 7535 8/1/1937 4/28/1986 $953.52 4.0000 $194.88 8106 4/28/1939 7/25/1978 $1,457.48 11.0000 $1,337.76 8246 10/20/1940 8/8/1988 $1,084.47 1.0000 $73.32 8945 6/22/1941 1/12/1981 $1,094.07 9.0000 $720.72 9398 6/26/1939 8/7/1984 $1,601.60 5.0000 $595.68 4600 7/21/1942 3/3/1966 $2,781.28 24.0000 $4,454.64 7341 1/14/1940 4/29/1987 $1,155.99 3.0000 $213.84 1191 3/29/1943 2/1/1972 $9,504.78 18.0000 $21,383.16 5580 3/19/1942 4/29/1987 $1,153.55 3.0000 $232.44 B-42 Last Four Digits of Social Security Number Date of Birth Date of Hire Monthly Final Average Pay 11/30/1989 Credited Service 11/30/1989 Annual Accrued Benefit 5962 10/19/1943 4/27/1987 $956.75 3.0000 $175.44 6530 5/5/1942 10/30/1978 $1,487.26 11.0000 $1,544.76 7389 12/25/1944 8/9/1976 $1,215.38 13.2500 $683.88 3591 11/4/1945 10/2/1988 $835.67 1.0000 $32.28 4773 6/8/1933 9/22/1980 $1,278.81 9.0000 $856.08 6557 12/3/1943 1/26/1981 $1,216.75 9.0000 $626.88 6558 12/3/1943 10/22/1973 $1,225.96 16.0833 $920.76 8080 4/22/1945 10/10/1979 $1,035.13 8.4166 $518.64 9664 1/9/1942 12/3/1973 $1,055.15 16.0000 $583.68 0940 4/22/1945 7/20/1987 $1,076.77 2.0000 $119.04 2493 6/10/1947 10/31/1973 $1,089.95 16.0833 $637.44 2922 12/23/1946 5/22/1972 $3,562.85 18.0000 $4,855.08 2965 3/26/1948 8/22/1988 $1,017.65 1.0000 $49.80 2983 12/3/1945 9/26/1983 $1,431.70 15.1666 $1,089.84 3054 5/5/1946 7/24/1986 $945.83 5.0000 $213.24 3103 4/21/1946 5/11/1987 $1,216.19 3.0000 $295.20 3250 2/22/1946 6/3/1981 $1,602.03 8.0000 $803.76 3294 9/30/1947 8/4/1980 $1,410.54 9.0000 $618.84 3334 1/16/1948 5/24/1983 $1,476.99 7.0000 $683.04 3578 2/23/1947 8/12/1987 $1,232.41 2.0000 $128.52 3653 7/26/1946 12/11/1980 $1,862.38 9.0000 $1,144.68 6342 3/24/1948 9/25/1972 $1,029.15 17.1666 $587.28 6381 9/1/1944 8/8/1963 $1,140.83 26.2500 $1,018.20 6645 4/18/1945 8/2/1965 $1,110.60 24.2500 $814.56 6822 3/6/1947 9/1/1978 $2,446.38 16.0833 $2,464.32 7102 4/1/1947 3/4/1968 $1,607.94 17.2500 $1,316.76 7114 4/10/1947 8/11/1982 $1,569.18 7.0000 $757.80 7906 7/2/1944 2/14/1972 $1,108.86 18.0000 $841.20 8021 5/22/1947 3/7/1966 $1,127.00 24.0000 $944.40 8354 4/10/1943 6/24/1986 $777.36 3.0000 $76.32 0489 8/24/1961 2/17/1986 $1,363.38 4.0000 $221.28 0897 6/17/1944 1/13/1986 $946.80 4.0000 $171.60 0962 5/17/1956 6/21/1980 $915.40 8.0000 $188.64 1511 9/6/1958 5/3/1982 $1,279.64 8.0000 $345.24 2085 12/8/1955 6/3/1974 $1,077.66 15.4166 $468.12 4095 5/14/1946 1/3/1974 $906.53 15.0000 $540.00 5148 1/19/1953 8/29/1974 $1,110.91 15.2500 $527.64 9070 8/29/1946 2/25/1980 $1,402.98 10.0000 $688.08 7559 12/6/1947 1/12/1968 $1,359.97 21.2500 $1,106.40 7599 9/10/1948 7/22/1985 $1,587.85 4.0000 $431.52 7617 9/17/1947 3/23/1987 $1,036.64 3.0000 $181.80 7645 9/19/1947 10/6/1981 $1,433.44 6.0000 $708.36 7690 8/27/1947 4/21/1986 $1,136.66 4.0000 $241.32 7773 7/1/1949 11/1/1982 $1,477.27 7.0000 $644.28 8922 5/2/1958 7/19/1977 $1,550.42 12.0000 $792.24 8968 11/14/1947 7/26/1982 $1,351.85 7.0000 $539.04 9058 9/1/1945 6/16/1980 $1,404.70 9.0000 $920.28

B-43 Last Four Digits of Social Security Number Date of Birth Date of Hire Monthly Final Average Pay 11/30/1989 Credited Service 11/30/1989 Annual Accrued Benefit 9186 8/27/1945 9/10/1979 $1,274.16 10.0000 $655.44 9255 12/14/1946 1/29/1973 $3,872.66 17.0000 $5,391.84 9282 8/25/1947 4/15/1969 $4,491.11 21.0000 $7,561.20 9469 4/19/1948 7/21/1966 $1,904.94 23.3333 $1,893.48 9560 11/21/1947 1/16/1978 $920.70 8.0000 $487.44 9696 7/19/1950 8/7/1972 $2,002.10 17.2500 $1,636.08 9743 5/29/1947 5/4/1987 $855.61 6.0000 $133.32 9873 5/11/1948 2/24/1983 $1,397.15 7.0000 $547.20 9918 5/23/1946 10/20/1988 $836.89 1.0000 $65.52 9972 11/21/1946 9/15/1980 $1,501.36 9.0000 $844.20 0074 2/23/1964 6/21/1982 $1,071.43 7.0000 $194.04 0473 11/18/1950 7/15/1986 $1,314.75 3.0000 $200.88 0654 3/13/1944 2/17/1986 $991.18 4.0000 $192.48 1365 8/9/1949 8/23/1982 $1,071.93 7.0000 $372.00 1385 2/27/1951 2/26/1979 $832.95 11.0000 $198.00 1558 3/20/1948 11/7/1983 $1,261.13 6.0000 $406.20 1690 7/14/1951 3/20/1986 $1,256.53 4.0000 $248.40 1769 1/12/1951 10/9/1985 $736.45 4.0000 $72.00 1858 2/18/1949 9/2/1986 $1,796.63 3.0000 $329.40 0951 6/8/1953 10/26/1987 $2,922.89 2.0000 $541.56 5172 12/20/1949 9/9/1987 $1,087.12 2.0000 $91.44 5953 4/28/1950 7/14/1986 $966.77 3.0000 $136.32 6671 6/1/1952 4/7/1986 $811.74 4.0000 $72.00 7269 1/21/1952 2/27/1978 $1,085.01 12.0000 $466.56 7339 8/11/1950 11/16/1976 $961.95 13.0000 $403.44 7494 10/14/1951 11/11/1975 $1,029.10 14.0000 $419.16 3736 10/27/1952 6/12/1979 $1,235.79 10.0000 $613.92 0800 7/25/1956 5/23/1983 $1,003.75 7.0000 $232.56 0814 2/5/1957 9/7/1982 $1,855.63 7.0000 $601.44 0829 6/21/1965 7/14/1985 $1,786.29 4.0000 $264.48 0875 6/21/1957 10/7/1983 $1,229.39 6.0000 $317.40 0889 9/20/1957 8/9/1976 $1,870.68 13.2500 $1,071.36 0898 6/25/1956 7/8/1985 $1,262.39 4.0000 $152.16 0941 2/7/1956 8/17/1976 $1,972.66 13.2500 $1,049.16 0969 12/11/1954 8/24/1988 $1,301.42 1.0000 $90.72 0975 10/4/1953 1/3/1983 $1,034.97 7.0000 $271.08 0978 12/16/1957 5/16/1988 $1,128.65 2.0000 $110.16 1010 6/20/1956 1/14/1987 $1,265.02 3.0000 $182.52 1012 1/17/1956 6/8/1976 $1,116.03 13.4166 $518.76 1109 7/3/1956 1/14/1987 $1,136.82 3.0000 $137.76 1147 2/3/1969 7/15/1987 $1,048.18 2.0000 $54.36 1176 1/30/1960 10/23/1986 $1,347.44 3.0000 $187.20 1235 5/2/1958 1/14/1981 $1,390.18 9.0000 $483.60 1270 6/19/1957 8/10/1982 $1,052.32 14.0000 $448.68 1299 6/25/1958 7/13/1976 $1,324.79 13.3333 $562.32 1303 2/24/1958 6/9/1981 $988.31 8.0000 $248.04 1345 8/28/1958 8/7/1980 $1,385.08 9.0000 $502.92 B-44 Last Four Digits of Social Security Number Date of Birth Date of Hire Monthly Final Average Pay 11/30/1989 Credited Service 11/30/1989 Annual Accrued Benefit 1406 12/26/1957 7/14/1980 $1,487.91 9.0000 $434.76 1441 10/20/1956 5/7/1979 $2,078.39 11.0000 $1,117.80 1445 7/23/1956 5/23/1988 $1,279.05 2.0000 $124.32 1562 7/29/1968 10/27/1988 $940.92 1.0000 $44.04 1603 5/29/1964 3/30/1987 $122.28 1630 5/9/1955 1/14/1977 $1,538.17 12.0000 $937.92 1637 12/28/1956 8/6/1985 $1,400.80 4.0000 $259.92 1665 7/24/1966 4/25/1988 $1,153.04 2.0000 $49.32 1766 9/24/1956 5/8/1986 $931.72 4.0000 $105.60 1814 9/6/1957 7/30/1980 $1,688.70 9.0000 $664.92 1846 2/2/1956 12/1/1986 $982.28 3.0000 $117.48 1850 3/4/1957 9/12/1983 $1,306.59 6.0000 $314.28 1871 1/19/1956 8/29/1985 $1,651.87 4.0000 $359.88 1909 7/24/1960 1/12/1982 $1,194.77 8.0000 $348.60 1913 1/1/1958 4/6/1983 $1,669.12 7.0000 $526.32 1980 10/25/1958 9/22/1978 $1,218.39 11.0000 $542.28 2020 10/23/1963 7/27/1981 $1,312.90 8.0000 $229.32 2030 4/19/1957 8/7/1978 $2,509.54 11.0000 $1,530.60 2032 9/29/1955 4/13/1988 $907.14 2.0000 $80.88 2129 4/15/1958 4/19/1982 $1,115.62 8.0000 $156.00 2168 8/16/1956 2/24/1980 $1,637.44 10.0000 $706.08 2194 6/16/1958 7/24/1988 $1,657.20 1.0000 $137.40 2195 5/23/1958 8/15/1980 $1,095.73 7.0000 $266.64 2211 7/27/1956 10/26/1977 $1,369.08 12.0000 $513.72 0768 11/7/1956 7/7/1986 $1,018.67 3.0000 $115.08 0800 3/26/1962 4/18/1988 $778.67 2.0000 $36.00 0868 12/20/1957 9/23/1987 $772.92 2.0000 $47.52 0902 6/26/1957 6/24/1985 $1,001.56 4.0000 $85.68 1002 8/15/1959 1/14/1986 $1,015.49 4.0000 $135.96 1179 7/24/1956 6/20/1988 $1,129.18 1.0000 $62.40 1332 1/12/1957 5/11/1988 $1,486.34 2.0000 $176.64 1582 7/6/1959 5/2/1988 $1,104.25 2.0000 $72.24 2038 11/7/1956 8/4/1986 $1,050.15 3.0000 $122.52 2139 9/20/1957 4/13/1987 $2,236.19 3.0000 $451.08 7821 5/25/1959 8/2/1978 $1,328.87 11.0000 $528.24 7844 8/19/1956 1/15/1979 $1,197.30 11.0000 $439.32 7918 7/4/1956 7/30/1980 $891.44 9.0000 $262.80 8043 10/29/1954 1/7/1981 $1,188.18 8.0000 $301.20 8187 11/6/1954 4/14/1986 $1,059.38 4.0000 $162.12 8202 4/11/1956 7/24/1986 $1,531.62 3.0000 $263.52 8292 3/21/1956 11/9/1983 $1,303.37 6.0000 $236.88 8451 1/28/1956 7/31/1986 $1,100.18 3.0000 $119.52 8482 3/19/1960 3/11/1987 $1,303.16 3.0000 $151.08 8572 12/27/1956 7/25/1988 $622.65 7.0000 $126.00 8671 4/12/1965 12/4/1986 $1,192.54 3.0000 $144.00 8839 10/13/1960 2/15/1979 $1,369.79 11.0000 $475.20 8855 5/27/1959 8/4/1987 $1,071.18 2.0000 $90.36

B-45 Last Four Digits of Social Security Number Date of Birth Date of Hire Monthly Final Average Pay 11/30/1989 Credited Service 11/30/1989 Annual Accrued Benefit 8901 9/23/1958 5/22/1984 $1,259.76 6.0000 $225.96 9118 10/28/1959 4/3/1978 $1,485.61 12.0000 $749.52 9151 8/4/1957 9/5/1978 $1,412.87 11.0000 $563.64 1864 3/26/1956 9/15/1986 $1,243.27 3.0000 $178.80 1915 1/31/1958 10/3/1988 $1,158.20 1.0000 $49.08 2014 1/14/1957 4/28/1980 $1,243.46 10.0000 $430.68 2517 4/1/1958 3/20/1989 $1,040.79 8.0000 $214.80 2533 3/31/1957 7/13/1987 $728.76 2.0000 $36.00 2998 9/1/1955 8/11/1977 $1,489.80 8.4166 $708.00 3002 11/1/1957 5/18/1987 $1,122.32 3.0000 $138.60 3020 5/19/1959 3/3/1976 $1,164.00 14.0000 $522.60 3408 2/2/1959 3/16/1987 $1,370.47 3.0000 $192.12 3488 4/22/1959 8/10/1987 $1,057.24 2.0000 $84.36 3547 4/24/1955 9/29/1987 $983.07 2.0000 $71.88 5705 7/19/1955 5/11/1987 $1,123.89 3.0000 $141.60 6217 1/2/1964 1/30/1984 $1,573.51 6.0000 $383.64 7486 4/29/1957 9/22/1980 $986.02 9.0000 $239.52 7755 7/31/1964 6/14/1982 $910.77 6.0000 $108.00 7941 6/3/1965 8/19/1992 $903.39 3.0000 $80.76 8282 5/21/1963 9/11/1986 $1,105.01 3.0000 $131.76 8329 5/11/1964 8/16/1987 $1,255.56 2.0000 $105.72 8481 5/18/1964 7/21/1986 $1,225.48 3.0000 $127.68 8668 2/22/1964 7/30/1984 $1,388.73 5.0000 $315.72 9248 7/11/1968 10/31/1988 $1,655.62 1.0000 $114.36 9278 10/7/1965 7/16/1984 $1,063.84 5.0000 $164.16 9289 7/1/1965 1/11/1984 $902.26 6.0000 $128.16 9319 12/12/1962 9/9/1985 $1,080.77 4.0000 $108.60 9527 9/15/1964 10/3/1983 $1,066.75 6.0000 $205.80 9607 8/1/1967 8/4/1986 $1,395.96 3.0000 $167.16 9689 2/9/1964 10/10/1983 $949.45 6.0000 $113.52 9913 4/13/1965 9/20/1988 $943.89 1.0000 $35.04 0161 5/21/1962 11/11/1986 $874.72 3.0000 $66.36 1871 11/29/1963 12/8/1982 $916.64 7.0000 $144.84 1909 4/21/1955 7/14/1986 $1,251.01 3.0000 $142.92 2127 7/16/1958 10/1/1980 $1,624.33 9.0000 $783.36 2216 5/11/1963 11/16/1982 $820.19 7.0000 $128.40 2256 7/26/1957 4/24/1978 $1,308.39 12.0000 $639.36 2837 7/26/1964 9/27/1982 $1,490.14 7.0000 $342.48 4031 12/11/1956 6/7/1982 $1,551.50 7.0000 $496.68 4988 7/10/1961 8/14/1979 $1,416.44 10.0000 $424.68 5219 1/24/1957 8/11/1988 $1,280.61 3.0000 $156.36 5827 10/21/1964 8/1/1983 $1,191.05 6.0000 $256.08 5837 9/16/1960 9/15/1981 $1,949.40 8.0000 $708.24 5953 7/19/1960 10/23/1978 $1,221.92 11.0000 $450.96 5985 9/2/1957 6/4/1975 $1,534.76 14.4166 $844.32 6947 8/29/1968 4/25/1988 $1,155.35 2.0000 $74.52 7896 2/5/1961 10/15/1980 $1,147.83 9.0000 $300.48 B-46 Last Four Digits of Social Security Number Date of Birth Date of Hire Monthly Final Average Pay 11/30/1989 Credited Service 11/30/1989 Annual Accrued Benefit 8116 3/16/1960 3/23/1987 $898.82 3.0000 $72.84 8337 11/30/1958 3/23/1981 $1,237.69 9.0000 $333.48 9747 9/21/1963 11/30/1981 $1,670.45 8.0000 $657.24 0194 7/2/1958 2/19/1987 $1,070.87 3.0000 $94.08 2272 12/21/1957 7/27/1982 $861.07 5.0000 $90.00 3084 9/7/1961 4/1/1980 $1,277.70 10.0000 $429.84 3161 6/2/1958 11/11/1985 $1,027.88 7.0000 $226.08 3925 6/9/1966 8/7/1984 $968.57 5.0000 $100.08 5514 1/3/1959 7/18/1977 $980.75 12.0000 $393.36 7635 10/3/1959 11/10/1986 $1,091.96 3.0000 $103.56 7984 1/19/1958 6/13/1988 $961.60 1.0000 $25.44 5031 12/5/1960 7/8/1981 $1,204.31 8.0000 $299.64 7230 5/30/1968 11/10/1986 $1,259.24 3.0000 $131.16 7496 9/4/1958 9/25/1986 $1,148.58 3.0000 $165.48 7530 4/1/1960 4/23/1980 $994.27 10.0000 $287.76 8746 3/26/1968 3/16/1987 $1,198.08 3.0000 $151.32 0054 10/14/1958 7/15/1985 $1,547.19 4.0000 $268.44 1402 2/18/1959 7/23/1980 $1,322.30 9.0000 $474.84 1434 12/15/1959 6/18/1979 $1,226.56 10.0000 $323.88 3355 1/15/1959 1/27/1981 $1,398.80 9.0000 $473.40 5729 11/11/1954 4/21/1987 $1,123.57 3.0000 $158.28 8544 2/10/1959 8/20/1987 $1,437.34 2.0000 $150.24 9599 1/9/1958 8/18/1986 $881.04 3.0000 $92.64 2157 1/17/1960 8/27/1985 $1,604.25 4.0000 $307.80 2757 4/27/1963 4/2/1984 $1,146.94 6.0000 $190.56 2778 6/2/1961 6/7/1979 $924.55 10.0000 $180.00 2832 3/22/1959 7/7/1986 $1,246.43 3.0000 $148.68 6728 11/9/1959 4/27/1987 $564.91 2.0000 $36.00 8223 8/4/1959 10/29/1979 $1,782.38 10.0000 $799.56 8318 10/4/1963 9/2/1987 $1,204.24 2.0000 $99.60 9178 3/17/1960 11/28/1983 $1,277.82 6.0000 $309.12 0261 5/21/1960 7/16/1985 $1,138.81 4.0000 $142.20 1088 9/9/1963 9/23/1985 $1,046.08 4.0000 $126.00 1129 12/6/1967 4/20/1986 $973.47 2.0000 $51.84 1243 6/8/1968 8/19/1987 $1,057.64 2.0000 $77.28 1300 4/28/1967 8/28/1985 $1,051.23 4.0000 $95.52 2538 7/9/1961 1/4/1982 $1,893.48 8.0000 $624.96 3312 12/3/1963 2/3/1987 $1,454.23 3.0000 $193.08 3798 7/19/1964 9/8/1983 $1,266.27 6.0000 $345.00 4430 5/26/1957 6/16/1980 $1,576.32 9.0000 $668.16 5867 6/10/1961 10/10/1989 $1,343.17 9.0000 $457.68 5962 9/13/1960 10/27/1986 $822.98 3.0000 $60.36 6341 7/18/1964 6/14/1982 $1,287.29 7.0000 $321.48 6422 6/11/1961 6/22/1988 $1,159.19 1.0000 $50.40 7496 5/17/1959 6/16/1986 $944.06 3.0000 $79.56 7618 12/5/1960 8/6/1982 $1,649.77 7.0000 $372.72 8210 7/16/1960 1/7/1987 $1,223.46 2.0000 $133.32

B-47 Last Four Digits of Social Security Number Date of Birth Date of Hire Monthly Final Average Pay 11/30/1989 Credited Service 11/30/1989 Annual Accrued Benefit 8232 3/3/1966 5/31/1989 $1,347.06 3.0000 $121.44 0240 8/25/1958 12/30/1980 $1,260.40 9.0000 $328.08 0608 4/25/1965 11/17/1986 $1,498.87 3.0000 $188.40 0679 5/27/1968 5/4/1988 $1,452.76 2.0000 $92.16 0983 1/14/1963 5/26/1987 $1,110.91 4.0000 $186.48 1508 6/15/1962 7/10/1980 $1,177.44 9.0000 $331.92 3798 9/15/1959 8/24/1986 $1,327.46 2.0000 $132.72 3928 12/31/1960 7/24/1979 $1,102.78 10.0000 $352.32 4513 1/20/1962 7/15/1985 $1,615.50 4.0000 $274.20 7162 7/31/1963 11/15/1983 $1,255.40 6.0000 $211.92 8280 7/23/1961 8/6/1984 $1,294.01 5.0000 $244.68 0120 9/15/1961 1/4/1984 $1,822.27 6.0000 $475.80 1071 2/22/1962 9/8/1987 $1,185.54 2.0000 $107.76 1727 8/28/1963 7/19/1982 $1,644.25 7.0000 $501.84 2544 9/22/1961 9/13/1982 $1,483.71 7.0000 $418.20 2631 4/29/1962 8/10/1987 $1,222.86 2.0000 $87.48 2639 4/29/1962 7/23/1980 $1,694.65 9.0000 $566.04 3951 8/9/1959 12/15/1986 $1,066.57 3.0000 $70.56 4648 3/18/1963 8/1/1988 $848.94 1.0000 $30.36 5267 4/6/1963 11/17/1980 $1,255.22 9.0000 $382.68 5945 2/26/1964 7/7/1986 $1,422.44 3.0000 $158.04 7558 10/6/1961 3/2/1987 $999.21 3.0000 $90.00 8493 3/22/1962 8/18/1986 $1,039.57 3.0000 $67.56 8704 1/2/1968 5/4/1987 $1,158.09 3.0000 $114.24 1322 7/9/1961 8/27/1979 $1,185.93 10.0000 $338.52 1805 6/17/1962 12/9/1986 $1,355.40 3.0000 $141.96 2421 3/18/1962 8/17/1988 $1,103.29 4.0000 $86.28 3022 11/6/1960 6/17/1986 $1,017.97 3.0000 $93.36 3969 9/19/1968 8/10/1987 $1,082.40 2.0000 $65.64 5251 8/21/1965 6/24/1985 $1,171.07 3.0000 $196.80 6084 12/16/1966 8/12/1986 $1,036.72 3.0000 $77.52 8668 4/29/1964 8/18/1988 $1,358.46 1.0000 $69.60 8792 1/2/1966 10/21/1985 $1,013.84 4.0000 $153.60 8932 3/28/1963 12/1/1986 $1,092.14 3.0000 $100.80 9409 7/24/1960 4/22/1981 $2,071.85 9.0000 $939.72 0334 5/30/1963 10/29/1980 $1,694.49 9.0000 $650.40 2784 8/17/1963 9/3/1986 $1,504.44 3.0000 $176.52 4381 5/7/1964 11/1/1983 $776.23 6.0000 $108.00 4554 2/16/1968 9/23/1987 $1,445.01 2.0000 $158.28 4682 6/29/1962 9/10/1985 $1,590.92 4.0000 $219.36 4834 2/20/1962 8/7/1980 $1,248.34 6.0000 $181.08 6569 7/5/1962 5/15/1979 $1,373.28 11.0000 $455.88 8239 10/7/1965 11/10/1986 $1,160.56 3.0000 $83.88 8439 3/15/1963 6/3/1980 $976.14 9.0000 $162.00 1223 10/11/1965 5/16/1988 $1,010.77 2.0000 $72.72 5013 9/6/1962 8/17/1987 $1,051.87 2.0000 $78.48 5023 10/11/1962 7/21/1988 $1,184.27 1.0000 $97.08 B-48 Last Four Digits of Social Security Number Date of Birth Date of Hire Monthly Final Average Pay 11/30/1989 Credited Service 11/30/1989 Annual Accrued Benefit 5274 12/5/1966 3/9/1987 $782.96 3.0000 $54.00 6915 10/2/1961 10/21/1980 $1,105.75 9.0000 $397.92 7789 6/24/1964 4/9/1986 $1,619.19 4.0000 $278.88 9047 2/11/1964 8/29/1983 $1,110.90 6.0000 $294.72 0430 8/9/1965 3/28/1984 $1,611.99 6.0000 $339.96 3056 6/29/1964 9/6/1983 $973.25 6.0000 $137.40 3578 2/24/1963 7/13/1987 $1,233.28 2.0000 $108.72 5832 11/7/1965 11/17/1986 $944.05 3.0000 $62.40 3467 11/3/1964 6/16/1986 $843.05 3.0000 $54.00 4052 3/26/1964 6/12/1988 $1,338.06 1.0000 $52.56 7850 6/9/1964 8/4/1982 $1,457.84 7.0000 $273.84 8313 1/4/1965 3/12/1986 $1,546.91 4.0000 $239.40 9233 12/28/1967 5/16/1988 $1,441.73 2.0000 $92.88 4190 5/7/1966 6/7/1984 $1,455.04 5.0000 $291.60 6768 10/18/1966 1/19/1987 $1,613.51 3.0000 $205.20 6891 1/17/1965 7/10/1985 $1,802.67 4.0000 $346.56 7945 11/26/1966 4/23/1987 $1,164.24 2.0000 $85.68 9295 1/25/1968 8/4/1986 $894.15 3.0000 $54.00 9473 9/6/1967 6/6/1988 $856.03 1.0000 $18.24 4482 11/3/2026 4/18/1966 $1,746.10 24.0000 $3,535.44 8553 4/24/2028 10/9/1986 $1,743.00 3.0000 $459.12 2806 8/21/1966 10/12/1988 $947.94 1.0000 $35.28 3032 7/10/1967 9/23/1985 $1,171.88 2.0000 $36.00 4930 9/1/1967 8/21/1985 $1,108.92 4.0000 $129.24 5045 12/8/1964 6/17/1985 $904.18 4.0000 $97.92 5147 8/27/1966 5/9/1988 $1,240.87 2.0000 $105.36 7276 1/3/1966 1/12/1987 $934.23 3.0000 $80.52 9028 8/4/1965 11/14/1988 $1,033.84 1.0000 $45.96 1148 1/25/1967 6/10/1985 $747.00 4.0000 $72.00 4467 4/2/1967 6/2/1986 $752.96 3.0000 $54.00 4615 4/26/1967 9/6/1988 $1,147.96 1.0000 $42.24 5186 12/20/1967 9/28/1987 $709.31 2.0000 $36.00 6351 5/10/1967 5/9/1988 $737.33 2.0000 $36.00 7350 7/7/1962 8/18/1987 $916.38 2.0000 $54.36 0294 12/9/2029 8/1/1950 $1,830.63 39.3333 $2,301.36 0433 8/19/2028 3/1/1948 $4,686.12 0729 3/25/2027 9/7/1949 $88,854.37 40.1666 $280,027.08 0827 1/8/2029 9/9/1963 $1,765.99 8.4166 $1,267.68 1579 8/29/1966 9/29/1986 $945.57 3.0000 $62.88 1162 5/3/1967 7/24/1986 $1,172.69 3.0000 $127.08 7980 5/9/1968 7/13/1987 $848.34 2.0000 $40.08 2663 4/29/2029 10/30/1978 $2,099.13 11.0000 $2,448.36 3031 1/31/2027 9/23/1985 $1,339.82 4.0000 $259.80 3238 5/14/1930 9/30/1968 $1,055.40 8.4166 $589.56 4213 11/6/1933 5/27/1953 $1,385.00 36.0000 $1,602.36 4338 8/22/1930 4/21/1986 $934.27 4.0000 $207.84 4456 11/3/1930 5/8/1978 $1,583.11 12.0000 $1,458.48

B-49 Last Four Digits of Social Security Number Date of Birth Date of Hire Monthly Final Average Pay 11/30/1989 Credited Service 11/30/1989 Annual Accrued Benefit 4682 11/6/1934 1/11/1987 $1,365.12 2.0000 $101.88 4952 8/5/1937 8/4/1986 $891.53 3.0000 $172.44 7626 6/26/1933 6/25/1978 $1,699.60 11.0000 $1,680.24 7866 5/16/1932 9/1/1970 $1,149.54 19.2500 $1,164.12 7894 12/21/1931 5/5/1980 $970.49 10.0000 $577.56 8577 1/4/1934 2/9/1981 $1,749.76 9.0000 $1,139.64 8806 6/3/1932 11/29/1954 $3,604.02 35.0000 $6,969.36 9195 3/6/1932 8/26/1987 $1,002.24 2.0000 $117.12 9308 2/12/1933 7/29/1975 $1,007.23 14.3333 $864.48 9429 1/24/1935 4/17/1986 $1,310.69 4.0000 $362.28 9950 3/26/1934 3/11/1981 $1,484.80 9.0000 $1,132.56 5205 10/9/1933 9/19/1977 $1,907.04 12.0000 $2,286.00 5318 5/19/1933 9/6/1978 $1,354.69 11.0000 $1,289.40 5638 2/21/1934 5/9/1988 $1,201.73 2.0000 $146.16 5708 10/15/1935 11/2/1981 $1,527.30 8.0000 $1,155.36 6025 9/30/1936 7/9/1983 $1,031.52 6.0000 $363.12 6433 11/21/1935 1/19/1976 $1,048.39 8.4166 $568.32 6838 7/10/1933 1/28/1986 $956.59 4.0000 $189.48 6885 5/1/1935 1/26/1959 $1,341.12 7354 2/28/1935 4/4/1960 $2,291.04 30.0000 $3,663.48 1136 4/3/1932 2/19/1957 $1,014.99 8.4166 $431.28 3307 11/3/1935 2/26/1958 $1,116.40 8.4166 $626.88 7626 10/3/1935 9/26/1983 $1,300.14 6.0000 $672.96 8823 6/19/1937 7/30/1968 $873.98 21.3333 $703.44 9062 12/12/1936 8/19/1985 $1,542.29 4.0000 $393.12 9757 2/6/1937 8/28/1978 $1,203.28 11.0000 $663.60 9842 12/16/1938 7/14/1980 $1,771.24 9.0000 $1,253.88 9974 3/11/1939 7/14/1980 $839.76 9.0000 $429.00 0025 10/15/1939 4/12/1977 $3,141.84 0193 4/25/1935 5/24/1987 $1,314.45 3.0000 $251.04 0262 6/28/1935 5/5/1980 $1,098.77 8.4166 $773.04 0342 10/26/1935 9/26/1983 $923.90 5.0000 $149.40 0608 11/5/1936 9/3/1985 $1,083.08 4.0000 $208.68 1124 5/2/1938 1/6/1967 $1,102.48 23.0000 $1,088.04 1197 12/19/1937 8/16/1982 $1,757.90 7.0000 $1,105.68 2320 1/1/1938 6/6/1977 $1,603.92 12.0000 $1,758.36 0134 6/27/1940 11/6/1978 $1,525.53 11.0000 $1,271.16 0316 9/6/1938 5/12/1989 $1,493.13 4.0000 $447.36 0447 6/9/1939 7/1/1982 $950.36 7.0000 $402.12 0542 9/15/1938 6/6/1955 $2,026.00 33.0833 $2,585.76 0876 12/20/1936 7/13/1977 $1,590.54 12.0000 $1,380.96 0980 3/23/1938 2/14/1972 $1,688.58 18.0000 $2,207.16 1040 1/25/1936 10/4/1983 $1,431.86 6.0000 $672.24 1714 2/26/1940 1/18/1977 $1,713.09 13.0000 $2,048.52 1818 5/10/1939 6/9/1980 $1,093.55 9.0000 $592.68 2201 6/26/1936 8/30/1976 $1,039.86 13.2500 $848.04 2472 8/28/1938 11/21/1983 $1,403.90 8.4166 $1,005.36 B-50 Last Four Digits of Social Security Number Date of Birth Date of Hire Monthly Final Average Pay 11/30/1989 Credited Service 11/30/1989 Annual Accrued Benefit 7868 1/13/1937 1/22/1986 $1,140.54 4.0000 $291.96 8700 2/14/1938 6/12/1963 $1,150.99 8.4166 $712.44 3101 6/13/1940 12/3/1975 $1,118.81 14.0000 $682.20 0174 3/28/1941 7/28/1986 $1,260.95 18.0833 $973.44 0705 9/7/1938 11/1/1982 $1,064.66 7.0000 $572.52 1201 1/9/1938 8/24/1987 $862.53 2.0000 $76.32 1265 8/12/1940 8/24/1982 $1,849.76 7.0000 $1,063.44 1668 11/1/1940 7/9/1986 $703.45 3.0000 $63.72 1870 6/14/1942 1/26/1976 $1,609.29 14.0000 $1,379.16 1983 9/30/1940 2/23/1978 $1,305.46 13.1666 $1,151.40 2158 1/18/1939 7/22/1985 $850.68 4.0000 $228.24 2295 11/12/1939 5/18/1987 $931.30 3.0000 $131.76 7565 9/26/1940 8/8/1988 $1,066.48 1.0000 $121.80 1865 12/9/1940 11/14/1979 $1,044.16 10.0000 $562.92 0334 10/31/1943 8/1/1985 $1,331.19 4.0000 $374.64 0360 2/20/1942 9/20/1988 $954.27 1.0000 $56.88 0716 11/17/1942 2/26/1979 $1,600.11 11.0000 $1,152.24 0737 5/22/1944 6/7/1978 $1,921.28 11.0000 $1,414.08 0741 10/1/1945 9/7/1983 $913.36 6.0000 $329.88 0785 1/30/1944 6/16/1986 $814.93 3.0000 $95.64 0806 6/25/1942 10/16/1979 $829.55 8.4166 $290.04 0821 10/18/1946 10/10/1972 $1,630.22 17.0833 $1,262.28 0965 9/24/1942 5/31/1961 $1,931.21 29.0000 $2,248.32 0991 9/1/1941 3/13/1973 $1,157.10 8.4166 $746.16 1037 11/18/1942 9/24/1973 $1,087.38 16.1666 $882.48 2306 4/24/1943 5/15/1986 $864.60 4.0000 $140.88 7979 3/2/1943 7/9/1985 $1,043.22 4.0000 $215.88 2591 7/12/1944 1/26/1981 $2,085.62 9.0000 $1,435.80 2611 9/21/1938 10/13/1986 $912.79 3.0000 $103.56 2709 8/27/1945 9/13/1982 $1,011.83 5.0000 $286.32 3857 12/13/1946 12/29/1981 $2,033.81 8.0000 $1,118.76 3875 5/16/1945 1/5/1984 $1,409.42 6.0000 $500.28 3902 4/20/1947 10/2/1981 $1,218.38 8.0000 $493.32 4136 7/27/1945 12/4/1974 $1,743.61 15.0000 $1,547.64 4260 8/14/1943 11/3/1980 $1,362.09 9.0000 $855.72 4976 7/29/1945 7/10/1963 $1,260.16 26.0000 $1,009.44 3903 10/10/1945 10/10/1988 $11,056.50 1.0000 $2,041.08 5010 2/17/1948 10/29/1974 $1,651.02 15.0833 $1,408.56 5516 7/18/1947 7/26/1971 $682.76 8.4166 $151.44 5586 11/8/1946 10/3/1977 $2,376.11 8.4166 $1,572.48 5647 5/23/1945 10/13/1986 $822.48 3.0000 $93.48 7310 6/20/1947 2/11/1987 $1,050.42 3.0000 $130.32 7391 3/30/1963 9/7/1983 $1,298.11 6.0000 $209.04 7426 6/13/1963 4/13/1987 $1,621.94 1.0000 $29.40 7434 10/8/1945 8/20/1987 $1,035.89 2.0000 $120.96 7284 12/13/1946 8/24/1987 $1,041.86 2.0000 $159.72 0050 12/10/1945 7/9/1981 $1,029.32 8.0000 $455.76

B-51 Last Four Digits of Social Security Number Date of Birth Date of Hire Monthly Final Average Pay 11/30/1989 Credited Service 11/30/1989 Annual Accrued Benefit 0184 8/10/1963 10/26/1982 $1,150.58 7.0000 $250.44 0225 7/21/1946 4/28/1986 $789.96 4.0000 $76.44 0241 10/7/1947 9/21/1983 $1,012.10 6.0000 $388.20 0527 11/30/1949 6/9/1986 $945.98 3.0000 $113.52 0558 10/31/1946 5/7/1987 $1,348.27 3.0000 $353.52 0722 7/25/1949 4/20/1976 $2,008.77 14.0000 $1,554.60 0732 6/26/1947 7/9/1986 $1,072.40 3.0000 $150.60 0745 1/28/1948 8/19/1982 $1,788.60 9.0000 $994.20 0860 4/17/1947 8/18/1986 $1,543.44 3.0000 $321.72 0916 7/24/1947 8/17/1972 $1,787.90 17.2500 $1,537.08 1126 10/17/1945 7/28/1980 $1,271.82 9.0000 $778.44 1182 7/1/1947 8/28/1978 $1,058.31 11.0000 $477.00 1415 4/15/1950 8/27/1982 $1,442.07 7.0000 $577.08 1478 6/13/1952 9/25/1986 $1,232.91 10.0000 $421.32 2122 5/19/1948 9/14/1987 $926.68 2.0000 $89.88 2288 3/21/1948 4/6/1981 $1,052.85 9.0000 $290.16 2344 4/23/1947 7/20/1977 $1,013.43 7.4166 $479.64 2478 5/2/1947 2/19/1980 $1,117.75 7.0000 $370.20 5958 5/22/1948 3/27/1984 $640.44 6.0000 $108.00 6115 1/12/1948 5/27/1987 $849.90 3.0000 $103.08 7935 1/23/1954 8/21/1972 $1,002.90 17.2500 $453.36 7993 3/21/1952 10/2/1972 $1,850.75 17.0833 $1,376.16 8097 8/6/1951 10/9/1974 $1,453.28 15.0833 $1,055.52 8119 7/21/1952 6/17/1986 $1,152.49 3.0000 $207.36 8175 3/21/1933 8/4/1980 $1,610.45 9.0000 $1,358.64 8228 3/13/1951 5/7/1987 $1,260.64 3.0000 $221.04 8234 2/14/1951 1/4/1987 $1,107.06 3.0000 $160.44 8256 7/10/1947 2/8/1982 $1,043.44 8.0000 $337.80 8306 3/24/1952 4/14/1986 $975.03 5.0000 $192.72 8391 8/25/1948 2/25/1976 $929.80 8.4166 $262.68 8452 8/16/1949 5/23/1988 $759.93 2.0000 $51.36 8499 7/23/1949 6/19/1988 $1,258.31 4.0000 $353.88 8526 7/31/1952 2/14/1983 $1,620.10 6.0000 $510.84 8632 5/21/1948 2/9/1986 $1,408.63 4.0000 $374.04 8671 7/2/1948 8/13/1987 $946.87 2.0000 $95.28 8682 1/12/1951 12/8/1986 $1,438.02 3.0000 $289.80 8702 12/21/1947 3/1/1983 $1,342.04 7.0000 $489.48 8799 8/22/1949 8/8/1977 $1,690.79 12.0000 $1,072.20 0015 3/2/1952 2/8/1980 $1,312.31 7.0000 $729.12 0061 7/12/1949 11/7/1979 $1,082.06 12.0000 $558.96 0109 5/8/1951 6/14/1982 $973.57 7.0000 $290.16 0155 8/23/1951 5/11/1977 $1,440.02 13.0000 $1,007.28 0194 5/4/1948 5/22/1972 $920.16 13.0000 $417.12 0212 2/4/1949 5/21/1986 $1,604.50 4.0000 $480.60 0288 1/26/1952 5/6/1986 $1,084.55 4.0000 $197.52 0439 6/27/1950 1/20/1969 $1,342.76 8.4166 $546.24 0574 3/20/1951 6/4/1986 $905.46 3.0000 $104.40 B-52 Last Four Digits of Social Security Number Date of Birth Date of Hire Monthly Final Average Pay 11/30/1989 Credited Service 11/30/1989 Annual Accrued Benefit 0624 9/26/1955 7/18/1988 $584.59 1.0000 $18.00 0674 8/5/1950 11/4/1982 $1,580.08 7.0000 $560.04 0840 11/10/1951 7/17/1973 $915.03 16.3333 $540.00 0845 6/3/1953 9/2/1975 $1,715.35 14.1666 $1,017.96 0874 12/15/1952 8/16/1982 $1,080.26 7.0000 $304.80 0898 2/1/1953 3/28/1974 $1,807.20 8.4166 $743.16 0940 6/18/1951 10/27/1987 $832.04 2.0000 $61.68 1013 3/28/1956 10/10/1983 $932.94 6.0000 $183.60 1102 1/22/1964 9/1/1983 $1,500.97 6.0000 $335.88 1149 8/23/1947 7/10/1967 $1,321.58 18.2500 $1,205.76 1186 11/26/1943 9/19/1978 $1,201.74 11.0000 $685.44 1203 10/3/1951 1/3/1980 $795.50 8.4167 $345.96 1235 12/31/1952 5/6/1974 $2,038.37 16.0000 $1,552.92 1401 9/12/1949 5/10/1988 $772.60 2.0000 $115.44 1468 12/18/1954 10/7/1985 $1,124.64 4.0000 $171.96 1476 5/1/1951 12/2/1982 $1,570.66 7.0000 $393.24 1557 7/17/1951 9/17/1982 $1,201.86 7.0000 $339.60 1703 11/2/1951 7/13/1988 $1,421.78 1.0000 $144.36 1731 9/9/1951 10/11/1973 $1,469.41 16.0833 $801.36 1834 11/19/1950 1/12/1987 $1,025.11 3.0000 $216.36 1923 5/10/1951 8/19/1970 $1,826.85 19.2500 $1,466.52 1942 7/7/1949 5/16/1973 $921.11 17.0000 $540.00 2075 8/14/1949 5/5/1986 $617.91 4.0000 $72.00 2101 5/3/1966 7/9/1984 $1,129.23 5.0000 $90.00 2119 12/5/1951 10/2/1981 $1,537.73 8.0000 $331.32 2288 4/22/1951 12/10/1979 $1,723.97 10.0000 $780.00 2309 10/23/1947 2/11/1986 $1,386.55 4.0000 $450.24 2368 9/6/1951 8/30/1971 $1,391.21 17.3333 $921.84 2417 3/23/1951 1/29/1974 $1,037.15 16.0000 $376.80 2441 11/8/1950 5/28/1980 $1,016.88 10.0000 $391.32 2489 4/7/1950 4/22/1969 $1,657.65 21.0000 $1,321.56 4709 10/2/1949 4/19/1975 $896.05 8.4166 $301.08 7976 6/23/1953 7/13/1982 $1,951.50 7.0000 $797.28 9013 4/7/1953 5/16/1988 $1,094.90 2.0000 $145.56 9099 11/3/1952 11/9/1987 $1,123.87 2.0000 $125.16 0160 10/28/1960 7/11/1979 $1,715.98 10.0000 $689.04 0226 5/7/1948 11/23/1976 $1,186.74 13.0000 $703.44 0229 3/27/1954 9/25/1986 $1,094.31 2.0000 $141.72 0264 4/3/1957 12/8/1982 $1,589.04 7.0000 $533.04 0287 11/18/1953 2/24/1981 $1,319.62 9.0000 $519.96 0404 2/10/1952 3/31/1971 $1,617.73 19.0000 $1,297.56 0475 7/24/1954 5/1/1987 $1,181.14 3.0000 $165.60 0489 7/26/1953 4/24/1981 $1,705.94 9.0000 $702.24 0515 7/26/1955 8/8/1980 $1,860.43 9.0000 $816.12 0549 6/26/1955 8/31/1983 $1,132.43 6.0000 $313.56 0574 7/31/1954 7/25/1974 $1,288.96 8.4166 $435.72 0610 12/14/1954 7/20/1987 $1,162.09 2.0000 $120.84

B-53 Last Four Digits of Social Security Number Date of Birth Date of Hire Monthly Final Average Pay 11/30/1989 Credited Service 11/30/1989 Annual Accrued Benefit 0678 2/28/1960 6/2/1986 $2,521.52 3.0000 $504.60 0807 6/22/1953 8/6/1980 $1,062.56 9.0000 $361.80 0840 2/4/1952 4/28/1980 $1,307.62 10.0000 $543.96 0857 7/23/1958 6/5/1978 $1,695.57 11.0000 $728.76 0894 4/5/1965 5/21/1984 $1,732.86 6.0000 $397.68 0987 5/5/1958 10/3/1983 $1,564.10 6.0000 $445.20 1035 5/24/1956 1/5/1987 $1,325.51 3.0000 $178.68 1236 6/16/1955 4/28/1978 $1,720.03 12.0000 $981.00 1304 11/8/1953 10/12/1987 $1,153.22 2.0000 $132.48 1330 2/1/1955 10/7/1975 $1,056.73 14.0833 $454.44 1552 12/11/1952 9/1/1972 $1,354.24 17.2500 $872.88 1568 10/20/1955 1/29/1980 $1,956.13 10.0000 $918.72 1569 6/28/1955 5/15/1986 $1,438.42 4.0000 $338.64 1672 2/27/1957 4/30/1973 $1,374.93 17.0000 $827.28 1731 8/20/1954 10/7/1987 $950.91 2.0000 $71.16 1741 11/6/1952 1/3/1975 $1,995.30 15.0000 $1,490.64 1771 6/10/1955 5/7/1986 $1,328.71 4.0000 $270.00 1792 10/23/1953 10/26/1987 $1,887.97 1.0000 $42.48 1815 2/26/1956 9/17/1986 $1,044.26 3.0000 $123.24 1924 6/2/1954 3/29/1982 $1,438.64 8.0000 $506.40 2027 4/10/1954 7/15/1986 $828.70 3.0000 $84.00 2063 10/3/1967 6/10/1986 $1,688.05 3.0000 $182.64 2178 10/11/1955 8/23/1982 $1,204.50 6.0000 $279.00 2221 9/21/1952 6/5/1985 $1,597.45 4.0000 $346.80 2228 12/27/1954 11/24/1973 $1,860.96 14.0000 $1,179.60 2242 8/22/1952 11/26/1974 $1,246.59 15.0000 $637.08 2276 5/9/1954 2/22/1977 $1,432.49 8.4167 $515.64 2297 8/16/1953 2/11/1980 $1,950.65 10.0000 $1,008.00 2306 4/1/1952 4/18/1972 $1,108.52 18.0000 $727.80 2400 10/16/1954 4/2/1973 $1,555.47 17.0000 $1,064.64 2467 7/17/1953 4/9/1986 $1,260.18 4.0000 $253.20 0065 5/21/1956 9/30/1987 $929.97 2.0000 $76.32 4885 4/8/1954 7/29/1987 $812.33 2.0000 $54.36 5021 7/19/1955 6/20/1988 $1,132.88 1.0000 $54.60 6312 3/25/1963 4/29/1987 $1,303.37 3.0000 $122.28 6550 5/11/1957 10/27/1976 $1,683.41 13.0833 $1,024.32 8454 6/29/1953 8/18/1980 $1,522.72 9.0000 $727.20 9118 1/21/1958 2/16/1987 $1,133.99 3.0000 $137.88 0096 6/14/1955 6/17/1975 $987.25 15.0000 $433.08 0188 4/25/1955 6/4/1986 $915.99 3.0000 $64.08 0319 10/4/1956 2/16/1977 $1,685.15 13.0000 $876.84 0426 5/27/1956 5/6/1987 $1,132.72 3.0000 $118.68 0882 3/11/1958 9/15/1986 $1,045.80 3.0000 $122.04 2339 6/30/1957 11/12/1986 $1,145.06 3.0000 $146.28 0835 9/28/1954 12/31/1991 $1,308.30 2.0000 $169.08 1190 9/30/1959 11/6/1978 $1,083.66 11.0000 $360.60 2216 8/31/1953 5/26/1987 $1,058.53 3.0000 $145.92 B-54 Last Four Digits of Social Security Number Date of Birth Date of Hire Monthly Final Average Pay 11/30/1989 Credited Service 11/30/1989 Annual Accrued Benefit 2285 11/25/1958 6/17/1977 $884.38 12.0000 $250.92 3641 12/7/1955 3/21/1983 $1,327.81 7.0000 $328.92 0170 12/1/1961 3/16/1981 $1,765.97 9.0000 $667.68 0571 5/6/1962 2/23/1984 $1,545.52 6.0000 $392.16 0736 11/28/1966 10/9/1985 $1,203.42 4.0000 $163.32 8180 5/22/1959 5/14/1984 $1,282.24 6.0000 $277.56 9222 9/4/1961 12/12/1979 $1,774.15 10.0000 $786.12 9267 2/15/1962 9/26/1983 $1,622.83 6.0000 $382.44 0840 6/14/1962 1/29/1987 $1,126.02 3.0000 $120.84 1069 2/5/1957 5/12/1987 $1,044.65 3.0000 $177.48 4633 9/30/1962 4/27/1987 $994.97 3.0000 $87.96 6183 3/29/1955 1/13/1981 $1,292.32 9.0000 $534.60 6452 8/21/1963 5/5/1982 $1,697.82 8.0000 $577.68 6819 11/27/1959 3/3/1987 $1,335.36 3.0000 $182.04 7057 6/28/1957 3/23/1987 $1,307.82 3.0000 $178.32 7551 12/23/1959 5/17/1987 $1,222.57 3.0000 $167.04 7743 12/25/1956 3/20/1989 $1,042.65 1.0000 $39.00 8582 8/6/1958 7/8/1981 $1,599.47 8.0000 $795.36 1486 11/23/1965 6/4/1984 $1,670.51 5.0000 $255.60 2735 7/10/1960 9/6/1988 $854.41 1.0000 $22.92 2984 11/27/1958 5/27/1982 $1,877.56 8.0000 $729.60 3912 8/23/1965 5/10/1988 $1,350.34 2.0000 $144.00 3969 12/23/1965 10/7/1985 $1,241.36 4.0000 $103.08 4099 8/28/1966 8/15/1988 $997.53 1.0000 $25.80 6089 10/3/1957 10/30/1986 $973.05 3.0000 $88.20 6346 9/20/1960 10/13/1986 $1,357.07 3.0000 $159.48 7451 2/13/1958 8/3/1982 $1,747.77 7.0000 $740.28 0590 11/25/1963 6/20/1988 $887.57 1.0000 $26.76 0877 7/31/1962 8/24/1988 $949.67 1.0000 $42.72 2148 10/18/1959 10/5/1983 $2,182.34 6.0000 $674.04 2552 10/7/1961 11/14/1978 $1,417.48 11.0000 $645.36 2630 3/8/1958 7/29/1985 $1,424.10 4.0000 $273.84 4468 3/24/1959 1/27/1987 $1,206.87 3.0000 $141.60 4529 11/25/1962 10/27/1982 $1,584.58 7.0000 $399.36 6506 2/3/1959 9/7/1982 $1,850.78 7.0000 $541.80 7242 7/27/1963 7/25/1985 $1,343.37 4.0000 $221.28 7720 1/20/1960 5/4/1987 $1,424.82 3.0000 $214.20 8063 9/13/1956 5/7/1986 $1,096.81 4.0000 $155.64 9946 6/26/1961 9/13/1979 $1,426.38 10.0000 $562.32 1162 12/25/1957 9/22/1977 $1,787.27 11.0000 $892.44 3628 3/16/1960 7/11/1978 $1,275.16 11.0000 $517.68 3654 12/28/1960 4/23/1986 $888.59 4.0000 $87.60 5339 1/20/1965 4/21/1987 $1,100.44 3.0000 $119.76 7987 7/14/1961 11/10/1987 $950.06 2.0000 $63.12 8663 12/27/1960 5/19/1986 $1,032.88 4.0000 $139.44 8825 7/24/1961 9/3/1980 $1,615.87 9.0000 $584.28 8852 11/19/1959 5/25/1982 $1,044.57 8.0000 $250.80

B-55 Last Four Digits of Social Security Number Date of Birth Date of Hire Monthly Final Average Pay 11/30/1989 Credited Service 11/30/1989 Annual Accrued Benefit 1183 3/30/1959 5/4/1987 $1,172.05 3.0000 $147.48 2804 5/15/1963 12/2/1982 $1,540.11 7.0000 $248.40 3600 10/22/1959 7/26/1978 $1,300.62 11.0000 $546.36 3735 9/26/1969 7/21/1988 $1,075.47 2.0000 $57.12 4476 8/2/1965 9/6/1983 $1,057.75 6.0000 $150.12 5098 11/30/1958 7/18/1988 $964.43 1.0000 $38.64 6610 7/13/1965 7/10/1985 $875.43 4.0000 $72.00 7823 10/9/1959 4/23/1980 $1,220.04 10.0000 $468.36 7920 7/6/1962 1/25/1984 $1,123.35 6.0000 $232.20 8197 5/3/1960 2/11/1986 $1,220.49 4.0000 $190.08 8576 5/17/1959 4/26/1988 $1,088.61 2.0000 $159.96 9659 5/13/1959 8/24/1987 $853.75 2.0000 $64.32 2284 12/15/1962 9/25/1980 $1,263.81 9.0000 $433.44 2456 2/2/1965 4/28/1987 $939.76 3.0000 $54.00 2781 9/8/1965 2/18/1986 $883.63 4.0000 $72.00 2806 12/18/1961 5/11/1987 $1,146.74 3.0000 $143.76 3248 3/12/1962 4/8/1986 $1,488.78 4.0000 $240.12 3419 12/17/1961 5/5/1987 $889.54 3.0000 $62.28 4740 12/4/1963 10/29/1986 $1,111.64 3.0000 $54.00 4824 2/25/1961 6/27/1988 $884.77 1.0000 $31.08 7557 9/23/1961 6/16/1980 $981.66 8.0000 $220.08 8042 1/27/1959 10/3/1985 $1,165.72 4.0000 $148.92 0505 8/31/1961 1/9/1984 $1,784.27 6.0000 $456.00 0776 2/28/1961 8/27/1979 $1,268.75 10.0000 $406.56 1981 3/3/1958 8/27/1980 $1,606.09 13.0833 $800.04 5283 8/10/1957 5/19/1978 $1,301.80 12.0000 $702.96 5378 10/21/1960 10/19/1981 $4,617.80 8.0000 $3,704.76 7180 7/31/1960 5/4/1987 $1,085.33 3.0000 $129.12 7555 7/21/1966 4/22/1986 $1,220.46 4.0000 $235.68 0584 10/1/1968 8/17/1987 $911.86 2.0000 $50.88 3087 10/9/1961 9/24/1979 $1,498.92 10.0000 $490.44 4075 2/16/1960 6/20/1978 $701.57 11.0000 $198.00 5240 5/14/1966 1/6/1986 $1,127.52 4.0000 $155.16 5669 10/5/1960 7/11/1988 $1,134.05 1.0000 $59.04 6375 4/21/1965 9/15/1985 $1,457.41 4.0000 $231.36 7445 9/3/1963 7/24/1991 $180.24 8262 6/3/1961 7/27/1987 $1,138.17 2.0000 $108.60 9215 7/15/1960 8/24/1979 $1,642.18 10.0000 $706.92 9481 8/12/1967 7/30/1987 $1,557.79 2.0000 $127.68 1114 12/30/1965 7/30/1985 $1,444.02 4.0000 $177.96 5933 11/1/1961 11/17/1985 $1,492.65 4.0000 $214.68 6078 7/28/1963 10/30/1986 $1,019.07 3.0000 $89.16 6115 6/21/1962 8/12/1986 $1,190.46 3.0000 $145.68 2353 9/1/1963 6/10/1985 $1,421.48 4.0000 $258.24 4798 11/1/1963 2/24/1982 $1,213.91 8.0000 $335.04 7134 7/24/1962 2/27/1984 $1,000.93 6.0000 $206.88 7954 2/26/1964 6/14/1988 $1,236.69 1.0000 $59.04 B-56 Last Four Digits of Social Security Number Date of Birth Date of Hire Monthly Final Average Pay 11/30/1989 Credited Service 11/30/1989 Annual Accrued Benefit 8947 5/15/1965 8/29/1983 $1,201.62 6.0000 $271.20 9350 10/2/1962 8/15/1988 $954.30 1.0000 $33.48 9385 9/27/1962 7/12/1988 $765.01 8.0000 $144.00 9460 2/7/1964 11/14/1988 $1,115.70 2.0000 $133.32 9512 9/21/1963 5/28/1986 $871.53 4.0000 $93.84 9706 6/11/1965 10/31/1983 $886.35 6.0000 $141.12 0319 6/23/1967 7/15/1985 $867.62 4.0000 $72.00 4257 9/19/1966 9/8/1987 $1,075.56 2.0000 $93.96 5573 10/28/1968 7/27/1988 $957.00 1.0000 $33.24 6708 9/7/1967 6/9/1986 $1,137.77 3.0000 $143.64 8740 11/18/1966 9/24/1986 $1,250.62 3.0000 $126.00 0258 3/31/1964 7/13/1982 $1,323.45 7.0000 $334.68 0833 12/23/1963 6/27/1985 $1,193.67 4.0000 $156.60 4673 12/7/1964 9/22/1986 $900.86 3.0000 $54.00 4902 8/6/1963 8/24/1981 $1,460.30 8.0000 $407.28 6506 8/19/1962 1/16/1986 $1,229.47 4.0000 $164.16 7856 8/21/1967 4/11/1988 $1,340.43 2.0000 $128.16 1042 9/24/1964 5/4/1987 $818.00 3.0000 $60.48 4458 3/20/1965 9/15/1986 $742.31 3.0000 $54.00 4789 6/13/1961 10/5/1981 $877.01 8.0000 $192.12 6744 6/22/1964 6/14/1982 $1,195.66 7.0000 $264.12 6749 8/6/1965 9/7/1983 $1,063.84 6.0000 $202.56 8991 7/20/1963 6/17/1982 $1,099.31 7.0000 $272.76 9740 11/5/1964 11/5/1986 $1,231.95 3.0000 $153.48 2930 11/12/1967 3/23/1987 $1,045.59 3.0000 $78.96 8205 10/16/1964 4/28/1986 $991.46 4.0000 $102.60 8630 7/28/1965 7/15/1985 $1,081.09 3.0000 $104.28 3450 10/1/2026 9/7/1978 $1,366.33 11.0000 $1,372.56 7643 4/17/2029 12/10/1973 $795.24 8503 1/27/1930 8/13/1985 $1,094.81 4.0000 $170.40 1293 5/13/1967 6/17/1985 $1,247.61 4.0000 $165.12 1496 10/3/1967 7/11/1988 $1,113.99 1.0000 $39.12 2433 4/16/1966 8/24/1987 $1,128.50 2.0000 $71.64 6699 1/30/1967 6/5/1984 $729.39 5.0000 $90.00 6712 12/4/1967 9/8/1987 $982.50 2.0000 $61.08 0203 1/11/1967 10/20/1987 $865.99 2.0000 $56.40 1903 12/31/1966 4/6/1988 $847.67 2.0000 $36.00 5370 2/2/1967 7/27/1988 $1,646.14 1.0000 $39.12 8678 4/2/1965 11/17/1986 $1,266.61 3.0000 $132.00 9721 1/28/1967 7/15/1986 $1,546.88 3.0000 $193.44 4210 8/22/1967 10/29/1986 $895.50 3.0000 $57.48 5489 4/30/1930 1/15/1957 $1,072.21 17.2500 $882.60 3450 12/4/1936 3/4/1955 $2,343.50 35.0000 $4,226.64 0061 1/22/1933 9/18/1974 $944.29 15.1666 $530.16 0290 9/11/1934 7/21/1980 $777.43 7.0000 $159.36 0860 7/18/1932 10/29/1973 $1,328.28 16.0833 $1,874.64 1867 7/22/1934 7/21/1982 $1,054.91 7.0000 $421.32

B-57 Last Four Digits of Social Security Number Date of Birth Date of Hire Monthly Final Average Pay 11/30/1989 Credited Service 11/30/1989 Annual Accrued Benefit 2908 6/4/1937 11/28/1973 $975.17 16.0000 $613.92 7668 2/27/1936 1/7/1980 $971.26 10.0000 $790.92 7682 10/24/1937 8/17/1988 $1,560.47 1.0000 $132.48 9196 7/3/1936 9/26/1973 $1,074.42 16.1666 $1,178.16 9751 10/9/1939 3/22/1972 $1,292.15 18.0000 $1,255.32 9859 12/2/1937 2/28/1966 $1,144.72 24.0000 $783.96 9910 9/8/1937 9/13/1962 $1,676.77 27.1666 $2,412.36 9925 6/23/1940 12/11/1986 $1,464.34 3.0000 $319.92 2649 8/27/1937 8/12/1987 $876.34 2.0000 $76.80 2795 9/11/1934 4/16/1984 $955.88 19.0000 $772.32 2846 8/16/1939 3/25/1980 $1,122.05 8.4166 $801.24 2928 3/31/1937 7/1/1959 $1,326.54 30.4166 $1,518.84 4077 5/24/1943 2/27/1981 $1,550.28 10.0000 $1,117.80 4266 2/22/1940 10/19/1981 $920.46 15.3333 $601.80 4359 11/23/1939 1/5/1987 $1,269.50 3.0000 $256.20 4629 6/26/1931 8/23/1982 $1,238.52 7.0000 $774.24 4871 2/24/1937 5/21/1986 $1,315.90 4.0000 $361.44 4926 12/13/1940 1/2/1964 $2,561.32 26.0000 $4,007.76 0271 11/24/1938 7/9/1978 $1,437.17 11.0000 $1,115.76 0286 7/19/1938 4/2/1979 $1,220.66 11.0000 $867.48 0322 11/18/1940 5/10/1984 $1,400.59 6.0000 $474.48 0426 6/23/1938 7/19/1978 $1,543.13 11.0000 $1,556.04 0516 1/28/1940 7/17/1978 $2,271.14 11.0000 $2,413.08 0624 9/19/1941 1/1/1979 $1,618.25 11.0000 $1,541.04 0669 7/30/1940 6/6/1988 $1,067.22 1.0000 $69.24 0673 7/30/1939 8/20/1984 $1,228.31 5.0000 $395.88 0680 10/10/1939 4/13/1987 $1,255.98 3.0000 $270.60 0688 1/27/1939 3/30/1981 $1,091.03 9.0000 $599.88 0690 2/8/1941 1/31/1983 $1,116.50 7.0000 $613.32 0762 3/13/1940 3/7/1960 $1,324.57 30.0000 $1,159.68 0980 3/30/1940 4/13/1983 $1,359.37 7.0000 $677.04 1057 6/12/1938 7/27/1970 $1,071.94 19.3333 $954.84 1143 10/4/1937 3/24/1980 $954.31 10.0000 $472.08 1182 6/3/1938 1/5/1965 $1,314.37 8.4166 $913.32 1224 4/15/1939 1/27/1986 $1,433.78 4.0000 $487.44 1273 3/16/1940 5/9/1966 $1,899.52 24.0000 $2,342.28 1277 9/19/1939 6/24/1973 $1,659.14 16.4166 $1,816.20 1664 4/13/1938 5/27/1974 $753.96 16.0000 $520.44 1755 12/2/1938 9/20/1977 $1,077.46 12.0000 $770.16 1786 8/26/1933 1/13/1976 $1,065.26 8.4166 $720.60 1970 2/9/1941 9/26/1979 $1,174.32 10.0000 $717.00 2040 12/3/1941 6/11/1980 $1,331.86 9.0000 $884.52 2345 8/14/1938 9/15/1986 $730.16 3.0000 $89.04 2388 6/26/1941 11/20/1972 $939.19 17.0000 $643.80 9588 3/19/1937 7/9/1985 $789.68 4.0000 $132.60 9885 8/16/1939 6/16/1976 $1,176.76 13.4166 $1,005.00 6656 2/10/1941 5/8/1985 $5,034.04 5.0000 $5,430.00 B-58 Last Four Digits of Social Security Number Date of Birth Date of Hire Monthly Final Average Pay 11/30/1989 Credited Service 11/30/1989 Annual Accrued Benefit 5117 6/10/1940 5/30/1977 $1,053.59 13.0000 $656.40 5239 10/19/1940 5/30/1985 $1,355.17 5.0000 $435.48 5400 8/11/1942 9/19/1990 $956.90 3.0000 $147.36 5412 2/13/1939 5/1/1978 $857.87 12.0000 $269.40 5426 5/22/1940 7/8/1980 $1,161.39 9.0000 $739.68 5453 8/29/1940 12/31/1968 $1,360.94 21.0000 $1,503.72 5489 1/28/1942 8/30/1983 $1,275.53 20.0000 $1,112.40 5616 1/30/1942 5/5/1969 $1,097.66 21.0000 $787.44 5975 5/1/1941 7/21/1988 $1,088.24 1.0000 $80.16 6304 3/1/1943 4/8/1963 $1,932.81 8.4166 $1,304.76 6331 4/15/1945 11/16/1982 $820.26 7.0000 $227.16 6447 3/5/1942 7/23/1979 $1,072.05 10.0000 $551.16 6501 4/16/1943 5/5/1986 $1,227.32 4.0000 $293.04 6525 1/23/1941 6/4/1973 $1,122.49 8.4166 $629.52 7115 5/4/1943 3/29/1982 $1,300.27 8.0000 $526.92 7180 8/1/1939 8/21/1978 $1,729.64 11.0000 $1,773.72 7188 10/29/1943 5/21/1981 $1,284.63 9.0000 $632.28 7192 3/11/1944 11/6/1980 $1,401.64 7.0000 $730.56 7345 5/26/1941 5/30/1960 $1,028.09 30.0000 $647.88 8774 10/10/1942 10/16/1985 $1,701.33 4.0000 $533.16 9273 5/11/1942 5/14/1974 $1,170.57 8.4166 $716.28 9056 1/23/1943 8/21/1967 $1,165.72 22.2500 $995.52 1890 11/7/1942 3/6/1974 $1,449.60 16.0000 $1,213.08 3567 6/14/1943 9/10/1987 $1,082.75 2.0000 $115.68 3734 9/25/1943 12/29/1986 $1,157.19 3.0000 $218.64 3738 7/21/1945 5/12/1986 $1,129.36 4.0000 $247.32 4871 10/1/1945 7/7/1981 $1,046.60 8.0000 $414.72 8654 11/14/1947 5/31/1981 $1,427.46 9.0000 $582.72 3051 11/15/1948 7/24/1978 $1,843.61 11.0000 $1,191.12 7963 2/3/1947 4/22/1987 $1,244.20 3.0000 $223.56 8330 4/26/1947 9/13/1978 $1,241.43 13.5000 $1,051.20 8493 5/8/1956 8/17/1987 $1,024.37 2.0000 $67.44 9168 7/17/1946 11/12/1973 $976.64 16.0000 $540.00 9212 1/12/1947 11/7/1982 $1,320.69 7.0000 $448.08 0321 10/14/1947 12/1/1976 $1,458.55 13.0000 $1,253.16 3491 9/7/1947 6/23/1986 $1,044.58 3.0000 $150.72 5682 10/28/1945 7/25/1972 $1,971.63 8.4166 $1,262.64 5838 10/11/1947 5/29/1986 $1,310.83 4.0000 $308.40 6988 10/13/1946 11/12/1986 $1,044.02 3.0000 $180.60 7058 12/12/1945 10/1/1985 $965.51 3.0000 $122.64 0116 8/15/1951 10/24/1982 $2,190.14 7.0000 $1,015.56 5427 4/10/1948 10/1/1976 $1,452.47 13.1666 $1,023.60 6028 9/14/1947 3/9/1987 $929.49 3.0000 $102.36 6810 6/20/1949 11/1/1982 $1,470.24 7.0000 $588.24 6830 12/19/1948 5/23/1977 $886.63 13.0000 $303.96 6831 9/8/1949 11/2/1982 $1,255.45 7.0000 $480.00 6850 5/27/1947 7/11/1988 $1,533.53 1.0000 $148.08

B-59 Last Four Digits of Social Security Number Date of Birth Date of Hire Monthly Final Average Pay 11/30/1989 Credited Service 11/30/1989 Annual Accrued Benefit 5913 10/17/1945 10/17/1988 $6,639.16 1.0000 $1,086.96 6475 7/21/1966 6/1/1987 $1,044.62 3.0000 $74.16 7667 9/17/1953 6/23/1982 $1,138.91 7.0000 $354.72 7768 1/5/1949 8/25/1986 $1,515.09 3.0000 $278.16 7769 9/10/1951 11/10/1986 $1,003.67 3.0000 $158.28 7793 8/28/1948 8/15/1978 $1,963.57 11.0000 $1,313.40 7916 7/11/1951 2/18/1980 $1,728.60 10.0000 $861.60 7988 2/13/1950 8/16/1983 $1,305.40 6.0000 $109.20 8329 1/15/1952 9/19/1982 $1,513.30 7.0000 $560.04 8389 8/10/2028 8/19/1985 $1,024.86 4.0000 $179.88 8482 5/8/1948 9/7/1978 $1,546.46 16.3333 $1,238.88 8530 10/3/1949 10/31/1966 $1,814.72 23.0833 $2,271.60 8559 7/10/1950 3/20/1978 $1,675.96 12.0000 $968.28 8648 4/17/1952 10/6/1986 $1,014.66 3.0000 $147.24 8686 1/11/1950 4/16/1987 $1,003.57 3.0000 $166.68 8823 2/28/1950 11/29/1976 $1,738.93 13.0000 $1,111.80 8941 5/15/1949 7/11/1968 $2,090.93 21.3333 $2,162.88 9044 10/1/1945 10/23/1978 $1,394.68 13.2500 $1,012.80 9175 2/2/1948 11/12/1986 $1,338.17 3.0000 $269.64 9416 9/5/1949 7/12/1971 $1,597.18 17.3333 $1,672.32 9465 6/17/1951 9/29/1986 $2,448.45 3.0000 $604.80 0708 5/15/1952 2/1/1971 $904.36 19.0000 $540.00 2987 2/21/1949 10/31/1983 $1,158.00 15.0000 $728.28 3107 3/13/1949 1/2/1973 $916.25 17.0000 $540.00 3177 1/10/1949 6/16/1986 $828.25 3.0000 $54.00 3191 2/8/1951 4/26/1983 $2,033.73 7.0000 $980.76 3209 1/20/1948 10/28/1981 $1,136.37 8.0000 $488.88 3232 2/16/1950 5/9/1988 $1,435.37 2.0000 $173.40 7195 5/30/1950 11/19/1986 $1,005.16 3.0000 $150.48 7490 2/8/1949 11/13/1986 $1,348.87 3.0000 $255.84 7562 11/10/1946 3/2/1987 $801.21 3.0000 $76.68 8031 7/8/1951 5/30/1986 $1,724.26 4.0000 $440.64 8090 10/21/1949 8/5/1975 $1,413.77 14.2500 $1,107.36 8149 3/25/1947 1/14/1987 $917.41 3.0000 $133.80 8655 6/28/1949 4/2/1984 $847.38 6.0000 $162.48 8931 2/8/1951 7/25/1977 $1,097.72 12.0000 $548.28 9803 1/11/1963 4/9/1984 $1,542.56 6.0000 $382.20 3024 10/12/1950 10/1/1986 $2,478.94 3.0000 $649.44 7611 6/24/1950 8/13/1985 $1,047.88 4.0000 $184.92 7616 4/22/1952 4/28/1981 $1,860.53 9.0000 $930.36 7755 11/29/1950 12/29/1980 $1,075.01 9.0000 $378.12 7923 12/5/1951 1/21/1981 $1,293.89 9.0000 $501.48 8457 12/24/1952 11/9/1981 $2,054.57 8.0000 $938.52 8600 6/11/1951 4/11/1988 $1,163.98 2.0000 $127.32 8727 2/19/1949 8/27/1980 $1,391.15 9.0000 $653.64 8968 8/30/1949 12/1/1982 $1,041.11 7.0000 $326.76 9116 8/29/1949 2/29/1968 $1,454.23 22.0000 $1,220.76 B-60 Last Four Digits of Social Security Number Date of Birth Date of Hire Monthly Final Average Pay 11/30/1989 Credited Service 11/30/1989 Annual Accrued Benefit 9220 8/14/1949 6/19/1988 $1,550.15 10.0000 $782.04 9254 11/30/1952 5/11/1987 $720.51 3.0000 $75.72 9266 8/11/1953 1/29/1976 $1,679.68 8.4166 $700.44 9344 6/21/1952 10/25/1982 $1,787.20 7.0000 $651.84 9379 9/22/1949 5/18/1987 $2,572.92 3.0000 $730.80 9511 6/2/1950 2/22/1973 $1,582.96 8.4166 $771.48 9522 5/25/1952 5/2/1978 $954.87 12.0000 $405.36 9594 11/24/1948 3/23/1981 $1,073.10 9.0000 $361.68 9825 8/10/1950 1/21/1981 $1,490.24 9.0000 $722.64 9965 9/7/1950 5/14/1987 $1,178.07 3.0000 $210.00 5524 11/13/1966 9/28/1988 $797.96 1.0000 $18.00 5925 7/1/1946 8/4/1986 $958.23 3.0000 $128.04 6267 9/27/1950 9/1/1982 $1,109.63 7.0000 $360.72 6538 7/31/1952 9/2/1980 $977.88 15.5833 $392.40 6659 9/17/1951 3/30/1981 $1,238.01 9.0000 $516.00 6887 11/20/1952 8/20/1980 $1,021.05 9.0000 $264.36 6992 12/22/1952 12/12/1983 $1,200.27 6.0000 $298.80 7018 5/4/1964 1/25/1982 $1,763.83 8.0000 $613.20 7058 5/29/1965 9/6/1983 $987.82 6.0000 $169.80 5479 1/3/1951 8/1/1988 $1,034.96 1.0000 $110.28 6802 8/2/1946 7/13/1988 $1,071.24 1.0000 $70.08 7894 4/22/1953 5/12/1983 $1,410.77 7.0000 $539.16 0832 7/1/1954 6/12/1988 $1,386.26 1.0000 $80.16 7575 1/26/1954 3/10/1987 $1,151.65 3.0000 $142.08 7830 1/3/1953 9/27/1982 $998.60 7.0000 $332.52 8966 8/15/1955 2/7/1977 $1,087.63 13.0000 $576.96 6822 5/2/1955 7/31/1978 $1,148.09 11.0000 $498.24 5048 2/13/1957 5/5/1980 $1,013.17 10.0000 $248.64 5055 12/20/1954 8/12/1986 $1,073.90 3.0000 $196.56 5071 11/11/1956 5/7/1987 $1,229.57 3.0000 $162.36 5165 11/30/1955 11/17/1986 $1,195.50 6.0000 $290.88 5209 7/17/1956 3/3/1987 $941.78 4.0000 $110.76 5217 5/3/1956 5/12/1988 $948.49 2.0000 $83.40 5323 7/24/1956 9/2/1987 $1,312.26 2.0000 $141.84 5325 12/15/1954 11/19/1980 $1,336.57 9.0000 $508.32 5359 8/19/1956 5/26/1987 $1,077.98 3.0000 $140.76 5411 8/18/1956 1/28/1982 $1,434.77 8.0000 $448.56 5421 6/14/1955 6/6/1988 $832.00 1.0000 $31.68 5569 6/15/1957 8/25/1986 $1,044.69 3.0000 $97.68 5642 3/24/1954 10/2/1985 $741.92 4.0000 $86.52 5652 8/7/1955 8/21/1973 $1,237.72 16.2500 $905.16 5743 7/13/1954 7/11/1984 $943.15 8.0000 $292.92 5836 7/17/1955 2/16/1981 $1,511.78 9.0000 $554.16 5910 8/1/1957 10/22/1986 $1,093.38 3.0000 $128.76 5925 1/11/1954 8/2/1988 $1,103.13 1.0000 $23.28 6052 8/25/1955 8/19/1974 $1,993.76 15.2500 $1,349.52 6067 5/3/1957 2/9/1986 $1,368.36 4.0000 $239.52

B-61 Last Four Digits of Social Security Number Date of Birth Date of Hire Monthly Final Average Pay 11/30/1989 Credited Service 11/30/1989 Annual Accrued Benefit 6096 1/18/1958 8/22/1988 $1,092.17 1.0000 $56.40 6099 2/12/1956 9/29/1975 $1,616.78 14.1666 $899.40 6117 1/6/1957 6/4/1980 $1,178.30 9.0000 $349.44 6171 10/9/1962 9/12/1988 $1,066.92 1.0000 $43.56 7407 5/29/1957 7/31/1978 $1,254.82 11.0000 $570.84 7478 8/6/1940 4/21/1986 $1,114.95 3.0000 $242.64 0040 4/23/1957 10/25/1982 $1,063.64 7.0000 $258.96 0041 3/22/1957 1/7/1977 $1,703.16 13.0000 $1,145.16 0052 8/30/1958 5/15/1980 $1,732.75 13.2500 $969.60 0056 10/3/1965 6/14/1984 $1,201.12 5.0000 $231.60 0069 9/20/1954 2/5/1973 $1,085.37 8.4166 $279.12 0102 6/10/1962 6/17/1982 $1,034.77 7.0000 $192.72 0132 4/9/1959 6/3/1986 $1,254.28 3.0000 $121.44 0156 7/30/1957 2/6/1980 $1,961.76 10.0000 $900.24 0269 2/26/1963 6/6/1980 $1,618.26 9.0000 $573.12 0351 3/29/1957 8/26/1985 $1,049.28 4.0000 $154.56 0365 6/21/1958 9/14/1987 $1,231.88 2.0000 $128.16 0404 12/25/1958 12/31/1981 $1,384.05 8.0000 $446.04 0429 3/16/1962 3/4/1980 $1,329.74 10.0000 $421.44 0436 11/26/1961 9/28/1983 $1,381.64 6.0000 $180.72 0469 3/27/1960 6/19/1978 $1,307.47 11.0000 $577.56 0503 12/29/1956 1/19/1981 $1,400.62 9.0000 $308.64 0510 5/12/1957 6/4/1979 $1,167.75 10.0000 $387.36 0521 1/2/1957 8/24/1987 $1,132.37 2.0000 $87.48 0566 8/20/1968 10/11/1988 $636.26 1.0000 $18.00 0599 11/8/1958 1/5/1981 $1,255.00 9.0000 $361.80 0616 6/2/1964 8/22/1983 $1,270.51 6.0000 $227.04 0772 8/18/1957 8/28/1985 $1,286.42 4.0000 $225.84 0777 5/28/1959 8/16/1981 $1,334.84 8.0000 $384.12 2306 11/20/1958 11/3/1981 $1,016.46 8.0000 $290.28 2307 9/16/1963 5/28/1985 $1,518.54 5.0000 $334.20 2328 1/25/1957 9/26/1983 $834.32 6.0000 $108.00 2340 1/26/1956 8/6/1985 $1,125.14 4.0000 $194.16 2370 11/9/1958 5/26/1980 $1,168.53 10.0000 $437.52 2384 11/17/1957 9/22/1986 $1,217.55 3.0000 $162.24 2410 8/21/1958 10/27/1986 $1,056.85 3.0000 $115.08 2411 6/26/1962 6/9/1986 $1,052.36 3.0000 $96.72 2423 10/31/1960 8/5/1987 $830.93 2.0000 $49.56 2441 1/20/1960 7/29/1985 $1,161.89 3.0000 $201.60 8307 5/15/1964 6/12/1985 $1,726.09 4.0000 $308.40 2137 4/5/1958 6/1/1987 $922.87 3.0000 $91.92 3662 4/26/1958 3/2/1987 $1,207.88 3.0000 $171.12 3945 1/6/1957 10/10/1977 $974.47 12.0000 $291.96 4017 6/6/1967 8/19/1985 $793.08 4.0000 $77.28 5180 10/30/1956 2/9/1981 $1,807.37 9.0000 $697.20 5197 3/26/1958 8/11/1987 $1,400.24 2.0000 $138.84 5699 5/6/1968 8/24/1987 $1,021.13 2.0000 $48.72 B-62 Last Four Digits of Social Security Number Date of Birth Date of Hire Monthly Final Average Pay 11/30/1989 Credited Service 11/30/1989 Annual Accrued Benefit 7004 2/11/1957 8/23/1978 $1,769.37 11.0000 $851.88 0790 6/19/1956 10/6/1980 $1,529.16 9.0000 $712.56 2587 11/24/1958 7/18/1979 $1,241.91 10.0000 $414.96 3332 6/4/1958 1/2/1981 $1,422.35 9.0000 $472.32 4051 2/25/1958 5/3/1984 $1,774.93 6.0000 $465.24 4460 8/11/1958 8/26/1977 $1,634.96 12.0000 $831.12 5915 4/15/1957 7/29/1985 $1,054.11 4.0000 $163.92 6604 8/12/1957 7/21/1981 $1,792.27 8.0000 $907.44 9204 1/10/1963 8/24/1981 $1,582.01 8.0000 $315.60 1415 11/13/1960 5/6/1987 $1,225.88 3.0000 $173.88 3845 1/30/1959 10/6/1981 $1,284.06 8.0000 $245.52 4799 4/15/1959 11/7/1978 $1,640.93 11.0000 $757.44 6850 7/18/1965 5/7/1984 $1,082.42 6.0000 $250.68 7946 1/17/1960 2/9/1983 $1,222.97 7.0000 $232.68 9275 5/8/1960 6/20/1978 $1,591.73 11.0000 $699.48 9785 9/3/1959 5/9/1983 $1,191.85 7.0000 $258.36 0017 9/6/1961 2/5/1986 $857.20 4.0000 $113.40 0348 9/21/1959 7/29/1981 $1,188.85 8.0000 $230.76 0470 12/19/1960 8/27/1979 $1,632.80 10.0000 $698.76 1977 8/28/1959 8/31/1977 $911.71 11.0000 $351.36 3808 1/23/1958 2/27/1980 $1,704.72 10.0000 $806.52 4771 5/18/1959 9/27/1988 $1,052.22 1.0000 $51.96 4811 5/27/1959 8/27/1987 $933.63 2.0000 $50.04 5850 7/18/1960 6/10/1980 $1,110.27 9.0000 $382.68 6110 7/18/1960 6/23/1978 $1,733.74 11.0000 $698.16 6337 10/4/1958 9/28/1978 $1,899.69 11.0000 $983.28 7175 11/12/1964 8/3/1987 $1,265.75 4.0000 $107.40 8033 8/7/1959 3/12/1986 $1,381.99 4.0000 $229.44 8289 9/14/1961 7/18/1979 $1,427.43 10.0000 $521.64 8549 7/30/1956 6/15/1987 $1,159.23 2.0000 $91.80 8794 5/10/1958 6/16/1977 $1,177.68 12.0000 $504.12 8914 3/2/1965 5/1/1984 $1,292.72 7.0000 $330.36 9147 9/8/1961 10/6/1986 $1,380.88 3.0000 $201.36 1916 3/3/1959 4/29/1987 $809.39 3.0000 $60.84 2792 7/14/1958 2/6/1986 $830.69 4.0000 $72.00 2884 11/28/1958 10/3/1979 $1,902.12 10.0000 $906.48 3902 4/25/1968 6/24/1986 $1,812.63 3.0000 $189.12 4680 4/7/1967 7/27/1987 $1,076.48 2.0000 $75.96 5433 4/13/1958 11/12/1986 $1,100.44 3.0000 $131.16 6754 1/4/1960 4/28/1986 $616.38 4.0000 $72.00 7217 3/2/1955 8/11/1980 $1,474.13 9.0000 $608.04 0181 11/14/1959 8/11/1986 $1,142.02 3.0000 $127.44 0444 3/20/1961 12/30/1985 $1,342.86 4.0000 $188.40 0814 3/8/1967 1/29/1986 $807.49 4.0000 $72.00 3488 5/9/1961 1/7/1981 $1,048.56 9.0000 $237.00 3955 12/26/1958 11/14/1988 $1,239.48 1.0000 $18.00 4691 8/16/1965 5/14/1984 $1,388.70 6.0000 $283.44

B-63 Last Four Digits of Social Security Number Date of Birth Date of Hire Monthly Final Average Pay 11/30/1989 Credited Service 11/30/1989 Annual Accrued Benefit 6298 12/8/1962 9/26/1988 $919.53 1.0000 $44.64 6416 12/21/1958 7/28/1992 $834.29 2.0000 $36.00 7807 2/1/1961 9/12/1983 $1,138.27 6.0000 $227.64 9118 5/17/1960 12/5/1985 $1,308.00 4.0000 $192.84 0352 7/20/1962 7/11/1988 $1,000.67 1.0000 $28.32 1191 9/2/1963 11/18/1982 $1,537.04 7.0000 $436.56 2662 11/30/1959 8/28/1979 $1,433.30 9.0000 $462.84 2663 10/25/1963 9/7/1983 $1,022.63 6.0000 $170.04 3247 12/1/1961 3/3/1986 $1,001.76 4.0000 $122.04 5731 10/16/1963 10/8/1985 $907.61 3.0000 $54.00 7099 1/7/1963 3/11/1987 $1,551.38 3.0000 $203.64 9716 3/29/1967 6/16/1986 $1,369.43 3.0000 $172.08 9838 2/23/1961 9/17/1980 $1,812.60 9.0000 $711.00 9968 8/5/1962 6/1/1987 $798.16 3.0000 $54.00 9970 11/10/1964 9/6/1983 $1,223.84 6.0000 $177.24 0423 5/24/1961 7/25/1980 $1,019.88 9.0000 $311.88 1392 8/11/1961 10/13/1980 $1,248.60 9.0000 $471.48 1540 1/30/1963 12/14/1984 $718.95 3.0000 $54.00 1622 7/31/1968 3/12/1987 $906.87 3.0000 $54.00 1630 11/17/1963 4/30/1984 $1,147.35 6.0000 $184.32 2443 7/8/1968 12/1/1986 $467.47 3.0000 $130.68 3254 9/15/1964 5/7/1986 $1,006.31 4.0000 $126.48 8829 2/3/1966 7/15/1985 $1,221.56 4.0000 $161.52 9256 2/13/1964 7/30/1987 $1,100.21 2.0000 $63.60 9387 7/23/1962 3/26/1987 $1,045.64 3.0000 $109.80 9479 4/23/1964 8/26/1987 $993.95 2.0000 $53.28 9804 1/10/1962 6/11/1980 $1,247.34 9.0000 $313.68 9993 9/22/1967 8/11/1987 $781.18 1.0000 $21.12 1676 10/10/1968 4/30/1987 $957.82 3.0000 $68.88 1861 1/10/1960 4/27/1981 $1,668.29 9.0000 $648.60 2183 2/17/1968 1/28/1987 $1,156.72 3.0000 $119.04 3652 3/30/1965 9/7/1983 $1,700.94 6.0000 $367.56 5322 7/28/1964 9/14/1987 $1,029.51 2.0000 $64.68 5554 1/9/1962 6/16/1986 $838.74 3.0000 $58.08 2288 6/24/1964 5/9/1988 $952.17 2.0000 $43.08 3318 3/17/1962 7/7/1980 $1,250.49 9.0000 $443.52 3866 11/9/1961 9/15/1986 $1,430.66 3.0000 $178.08 5091 8/24/1963 9/23/1987 $1,011.70 2.0000 $56.88 5858 7/6/1966 7/15/1985 $967.38 4.0000 $81.36 6165 4/5/1962 5/2/1988 $1,066.41 2.0000 $76.08 7199 4/23/1962 4/5/1988 $1,124.83 2.0000 $83.64 7404 10/29/1966 10/21/1986 $1,299.20 3.0000 $155.28 8005 8/30/1963 8/3/1982 $1,487.71 7.0000 $405.60 8758 6/25/1966 6/6/1985 $1,231.31 4.0000 $179.64 8864 4/18/1961 11/3/1987 $1,407.48 2.0000 $147.60 0545 11/18/1963 5/7/1984 $1,919.19 6.0000 $452.16 0806 7/1/1960 9/8/1986 $123.96 B-64 Last Four Digits of Social Security Number Date of Birth Date of Hire Monthly Final Average Pay 11/30/1989 Credited Service 11/30/1989 Annual Accrued Benefit 0809 10/12/1962 12/27/1986 $1,018.24 2.0000 $86.88 1541 7/2/1961 8/22/1988 $929.64 1.0000 $34.92 2524 8/20/1963 7/30/1984 $1,312.83 5.0000 $143.52 3327 8/7/1964 9/17/1987 $1,229.42 2.0000 $107.52 3503 8/17/1967 9/30/1987 $879.06 2.0000 $42.48 3951 2/23/1966 7/18/1988 $891.57 1.0000 $28.68 4822 1/5/1964 8/10/1987 $988.83 2.0000 $104.40 5687 5/24/1960 10/21/1981 $915.05 8.0000 $206.64 8034 6/16/1967 2/5/1986 $1,209.28 4.0000 $172.68 8891 1/18/1967 7/31/1985 $973.66 4.0000 $79.56 0897 2/18/1966 8/7/1984 $3,074.45 5.0000 $1,298.76 1361 6/19/1962 6/15/1981 $991.52 8.0000 $144.00 1584 8/26/1965 8/8/1988 $1,511.45 1.0000 $55.68 2232 5/26/1964 5/27/1986 $1,349.37 4.0000 $193.32 2341 5/4/1963 2/11/1986 $1,308.46 4.0000 $158.52 2876 7/31/1963 8/5/1985 $2,066.92 4.0000 $575.76 3077 1/9/1962 10/6/1987 $965.30 2.0000 $65.28 3431 6/3/1963 10/5/1987 $1,311.07 2.0000 $106.56 3772 12/14/1964 5/7/1986 $1,120.81 4.0000 $137.88 5770 9/15/1962 9/25/1986 $1,243.64 3.0000 $130.08 7298 6/29/1964 6/22/1982 $858.55 7.0000 $160.92 8152 12/27/1962 6/20/1988 $1,254.80 1.0000 $66.72 0353 3/22/1964 7/14/1982 $918.67 7.0000 $210.36 1526 3/6/1968 8/29/1988 $1,114.75 1.0000 $18.00 1903 10/3/1964 6/18/1986 $842.65 3.0000 $55.68 2361 5/10/1965 6/18/1982 $1,285.84 6.0000 $265.80 2456 8/28/1966 6/24/1985 $977.34 4.0000 $87.60 2489 8/2/1965 9/29/1986 $1,213.63 3.0000 $143.64 2632 5/16/1962 8/17/1988 $922.31 1.0000 $39.12 4030 3/25/1965 6/12/1986 $1,113.59 3.0000 $121.80 6199 5/3/1964 8/31/1981 $1,185.26 8.0000 $261.60 9878 9/8/1963 6/14/1984 $1,300.32 5.0000 $231.36 9910 9/29/1966 6/17/1985 $1,208.71 4.0000 $124.68 4906 5/1/2026 11/18/1960 $1,328.55 8.4166 $1,193.64 7014 6/17/2027 5/20/1965 $1,372.03 25.0000 $2,489.04 1091 9/16/1964 5/17/1984 $943.32 6.0000 $108.00 1849 8/26/1966 7/18/1984 $988.48 5.0000 $138.24 2714 2/6/1964 10/1/1986 $951.69 3.0000 $76.08 2906 11/24/1963 1/28/1987 $976.40 3.0000 $102.36 4880 2/23/1965 4/26/1982 $1,477.05 8.0000 $311.52 5524 12/2/1964 11/1/1983 $846.56 6.0000 $108.00 7128 5/6/1965 6/22/1988 $1,485.48 4.0000 $227.52 9338 11/15/1965 6/11/1984 $1,039.69 5.0000 $120.00 5386 6/6/1968 6/9/1986 $1,238.54 3.0000 $83.88 5688 11/30/1965 7/19/1988 $1,015.09 1.0000 $38.52 5939 9/18/1966 7/20/1988 $1,157.03 1.0000 $82.56 8105 8/28/1967 6/9/1986 $1,306.57 3.0000 $101.28

B-65 Last Four Digits of Social Security Number Date of Birth Date of Hire Monthly Final Average Pay 11/30/1989 Credited Service 11/30/1989 Annual Accrued Benefit 1866 6/13/1966 3/3/1987 $1,722.33 3.0000 $253.80 2387 7/1/1965 7/27/1987 $1,065.39 2.0000 $81.60 2578 3/14/1968 8/15/1988 $896.10 1.0000 $25.92 5808 10/11/1965 8/22/1988 $1,786.00 1.0000 $105.60 7106 11/30/1967 3/23/1987 $1,039.73 3.0000 $89.52 7280 6/29/1967 8/25/1986 $1,144.35 3.0000 $125.28 1804 1/5/1968 8/4/1986 $1,138.61 3.0000 $126.00 2541 8/23/1966 7/29/1985 $765.12 4.0000 $72.00 3853 6/25/1967 1/31/1984 $1,231.12 2.0000 $112.08 4446 7/16/1968 8/17/1987 $788.74 2.0000 $36.00 8667 7/5/1967 10/16/1985 $901.70 3.0000 $60.24 9700 2/24/1966 8/1/1984 $979.15 5.0000 $90.00 2452 12/26/1967 6/9/1986 $1,351.48 3.0000 $147.84 6156 1/12/1968 6/17/1986 $1,564.62 3.0000 $208.08 9388 9/30/1967 8/20/1985 $1,068.56 4.0000 $123.36 9408 10/8/1966 5/25/1988 $838.01 2.0000 $36.00 5240 6/28/2029 3/14/1977 $996.43 12.0000 $611.04 5811 10/28/2028 5/31/1966 $1,594.83 24.0000 $3,040.80 6067 8/2/2028 9/1/1944 $1,708.73 45.2500 $2,117.28 0051 8/31/1967 4/21/1986 $929.51 4.0000 $168.36 5048 8/20/2026 8/11/1982 $1,254.66 7.0000 $979.80 5856 4/26/1930 1/9/1963 $913.15 27.0000 $551.40 2349 7/4/2029 7/16/1985 $810.54 4.0000 $72.00 5051 4/18/1932 4/14/1965 $1,074.33 8.4166 $411.84 5068 2/23/1930 8/12/1980 $1,011.22 9.0000 $523.32 5093 1/30/2029 12/28/1976 $1,221.56 13.0000 $1,036.44 6130 8/14/1932 8/9/1965 $1,239.39 24.2500 $1,758.36 6181 6/5/1931 7/20/1987 $1,062.34 2.0000 $131.04 2757 8/17/1933 7/8/1981 $1,064.09 8.0000 $395.28 0004 2/9/1934 5/26/1987 $1,093.67 3.0000 $180.48 0121 5/27/1933 6/4/1986 $1,248.77 3.0000 $243.72 0469 6/22/1934 9/8/1952 $1,794.17 37.1666 $2,166.96 0618 10/8/1933 2/26/1962 $2,214.89 28.0000 $3,627.48 0671 2/22/1933 2/20/1978 $1,059.67 12.0000 $730.68 1349 7/11/1933 5/21/1979 $1,276.07 12.0000 $896.40 1534 4/15/1936 4/21/1986 $1,076.25 4.0000 $236.40 1541 9/6/1937 10/15/1957 $3,673.15 32.0833 $6,689.76 1677 10/4/1935 6/12/1975 $770.34 13.2500 $268.08 1708 4/8/1935 7/10/1978 $1,766.65 11.0000 $1,784.04 1927 4/29/1934 9/7/1966 $1,155.86 23.1666 $1,567.20 2217 11/21/1936 9/11/1978 $1,254.03 11.0000 $1,079.88 5996 1/27/1933 1/5/1977 $1,080.41 13.0000 $941.52 6243 1/27/1935 6/5/1986 $904.80 3.0000 $148.80 7814 2/21/1934 10/12/1987 $1,125.09 2.0000 $158.16 8702 6/17/1932 5/19/1980 $1,159.64 10.0000 $626.64 0342 4/29/1931 11/26/1973 $1,078.47 16.0000 $1,152.12 7016 10/2/1935 5/1/1978 $3,683.06 12.0000 $5,720.16 B-66 Last Four Digits of Social Security Number Date of Birth Date of Hire Monthly Final Average Pay 11/30/1989 Credited Service 11/30/1989 Annual Accrued Benefit 0702 4/5/1936 3/10/1981 $1,077.53 9.0000 $628.08 4893 9/29/1937 6/2/1986 $964.06 3.0000 $135.84 5140 9/23/1935 10/31/1973 $1,004.59 16.0833 $874.32 6548 9/1/1938 6/1/1987 $1,138.40 3.0000 $221.64 1104 10/5/1939 11/1/1966 $8,116.37 23.0833 $22,121.16 5448 8/28/1944 2/27/1965 $1,616.45 8.4166 $918.36 5569 4/27/1942 5/18/1972 $1,357.59 18.0000 $1,329.48 5961 12/6/1942 5/21/1984 $1,080.94 6.0000 $396.96 5993 9/17/1943 8/17/1988 $1,878.69 1.0000 $112.44 6008 9/2/1941 1/6/1969 $1,949.30 21.0000 $2,484.48 6295 9/9/1943 9/8/1986 $1,510.36 3.0000 $328.56 6299 4/9/1942 4/13/1981 $1,713.80 9.0000 $1,278.60 6312 10/23/1940 3/7/1966 $946.45 24.0000 $705.24 6396 5/25/1942 11/15/1982 $988.59 7.0000 $379.92 7166 6/15/1943 8/24/1981 $1,043.00 28.3333 $786.36 7232 8/18/1942 7/15/1986 $1,066.62 3.0000 $168.00 9987 7/4/1942 9/20/1977 $1,340.15 12.0000 $1,114.08 5143 2/22/1943 8/19/1985 $1,147.98 4.0000 $192.12 5181 7/12/1945 7/23/1985 $1,116.36 4.0000 $236.04 5205 3/3/1946 7/12/1982 $1,377.45 7.0000 $593.28 5350 3/7/1942 7/11/1960 $849.56 21.3333 $426.12 5367 3/27/1944 4/21/1986 $1,013.10 4.0000 $191.28 5423 8/15/1944 10/1/1963 $2,092.64 26.1666 $2,521.20 5588 5/28/1942 7/11/1978 $1,420.50 11.0000 $1,096.20 5717 1/26/1941 7/26/1965 $1,526.58 24.3333 $1,856.64 6044 12/27/1942 9/12/1977 $1,286.37 12.0000 $954.12 6141 3/24/1944 2/23/1981 $1,311.45 16.0000 $1,140.72 7352 1/26/1944 7/22/1991 $1,382.82 1.0000 $54.72 7393 9/17/1944 5/6/1981 $1,577.29 9.0000 $861.24 8458 7/25/1938 10/8/1980 $1,894.39 9.0000 $1,532.64 7802 4/9/1943 4/21/1986 $904.16 4.0000 $145.44 7931 6/20/1944 10/15/1979 $1,960.03 27.2500 $2,184.12 8087 1/5/1943 5/30/1986 $1,303.28 4.0000 $388.20 8147 8/15/1944 12/1/1983 $1,644.21 6.0000 $842.64 8272 6/4/1946 7/10/1972 $1,921.91 17.3333 $1,893.48 8371 5/13/1946 7/12/1976 $1,161.23 8.4166 $573.24 8468 4/16/1946 6/17/1974 $1,088.17 15.4166 $702.48 8526 11/14/1944 3/15/1976 $1,575.52 14.0000 $1,241.16 8539 9/22/1940 7/29/1963 $1,083.55 26.3333 $912.36 8551 8/21/1946 11/18/1975 $1,953.78 8.4166 $1,189.68 8635 11/14/1946 10/24/1967 $1,135.68 8.4166 $455.76 8722 2/27/1944 4/7/1986 $804.01 4.0000 $102.00 8831 2/3/1945 3/28/1973 $1,694.98 17.0000 $1,557.84 9029 9/22/1946 10/2/1979 $929.22 12.0000 $361.56 9036 12/28/1945 5/14/1986 $1,085.67 4.0000 $221.64 9039 3/8/1942 8/12/1985 $950.62 4.0000 $126.48 9153 12/31/1944 5/22/1980 $1,500.55 10.0000 $931.44

B-67 Last Four Digits of Social Security Number Date of Birth Date of Hire Monthly Final Average Pay 11/30/1989 Credited Service 11/30/1989 Annual Accrued Benefit 9196 9/16/1946 2/19/1978 $1,157.81 15.0000 $788.52 2842 12/4/1943 7/18/1988 $1,013.93 1.0000 $65.76 3764 4/27/1944 5/24/1976 $1,076.11 14.0000 $694.20 3854 8/25/1945 9/25/1978 $1,065.89 11.0000 $632.52 0192 12/25/1939 10/28/1986 $897.03 3.0000 $71.28 2874 4/22/1947 3/12/1987 $1,228.76 3.0000 $243.84 3214 7/15/1951 7/11/1982 $2,229.32 7.0000 $1,064.04 3223 8/13/1947 8/12/1977 $994.22 11.0000 $420.36 3323 9/12/1945 7/23/1968 $1,326.92 21.3333 $1,175.04 3397 2/24/1947 7/19/1979 $1,601.60 10.0000 $951.84 3439 7/12/1947 5/24/1977 $1,248.96 13.0000 $817.08 3503 12/5/1945 8/4/1965 $1,120.77 24.2500 $875.52 4220 2/21/1947 8/6/1986 $756.47 3.0000 $96.12 5581 5/4/1948 5/12/1986 $1,182.59 4.0000 $235.44 5745 6/16/1947 8/27/1980 $1,229.10 9.0000 $553.92 5791 2/8/1940 5/20/1986 $830.55 4.0000 $138.36 6408 7/28/1953 6/10/1985 $984.33 4.0000 $146.76 6638 2/13/1947 4/27/1987 $1,149.34 3.0000 $218.64 6853 4/14/1946 9/8/1986 $1,142.04 3.0000 $203.76 0010 3/3/1948 4/10/1978 $1,784.50 12.0000 $1,133.76 0426 8/30/1947 4/14/1987 $1,039.85 3.0000 $186.00 1266 9/6/1942 5/3/1988 $1,198.93 2.0000 $186.00 1823 7/14/1964 8/10/1987 $1,026.73 2.0000 $77.88 1957 10/15/1946 7/16/1986 $1,353.13 3.0000 $247.80 5074 8/17/1947 9/6/1977 $1,049.81 12.0000 $399.84 0179 9/25/1950 10/3/1983 $1,613.87 6.0000 $529.20 0278 6/7/1950 7/10/1978 $1,923.02 8.4166 $942.00 0320 7/7/1950 7/14/1985 $915.36 3.0000 $151.56 0364 1/27/1950 7/17/1980 $1,552.86 9.0000 $758.76 0375 4/25/1950 9/8/1986 $1,379.58 3.0000 $256.44 0388 6/4/1951 9/21/1978 $1,612.20 11.0000 $855.12 0397 10/20/1950 1/29/1969 $1,433.02 8.4166 $721.92 0462 11/14/1948 8/25/1986 $966.63 5.0000 $187.44 0582 2/15/1949 1/22/1979 $1,185.10 8.4166 $597.24 0654 12/18/1949 7/10/1986 $972.09 3.0000 $100.68 0658 4/28/1951 11/26/1986 $1,397.54 3.0000 $275.88 0968 8/28/1950 2/18/1987 $1,151.30 11.0000 $482.88 0999 2/2/1952 11/20/1978 $2,114.55 11.0000 $1,279.92 1131 12/29/1949 1/24/1983 $1,658.02 7.0000 $668.64 1363 5/1/1950 7/16/1986 $1,441.36 3.0000 $239.04 1412 1/28/1952 7/27/1987 $1,589.77 2.0000 $223.08 1531 10/27/1948 8/28/1980 $1,130.98 9.0000 $451.32 1676 8/7/1951 7/9/1969 $2,342.61 20.3333 $2,373.84 1777 2/3/1950 9/18/1986 $1,230.98 3.0000 $164.16 1909 12/29/1951 5/12/1982 $1,775.42 8.0000 $760.92 1911 12/12/1950 3/5/1981 $1,617.48 9.0000 $943.56 1947 12/27/1949 4/30/1981 $1,690.46 9.0000 $848.76 B-68 Last Four Digits of Social Security Number Date of Birth Date of Hire Monthly Final Average Pay 11/30/1989 Credited Service 11/30/1989 Annual Accrued Benefit 1982 12/13/1949 9/2/1987 $907.44 2.0000 $76.08 2038 2/21/1949 3/1/1987 $1,032.68 2.0000 $136.92 2203 11/20/1950 6/15/1970 $1,230.70 19.4166 $715.20 2233 3/2/1948 8/22/1988 $995.48 1.0000 $71.88 2263 8/20/1950 9/15/1966 $1,494.36 23.1666 $1,388.40 2304 2/11/1950 9/30/1985 $797.85 13.0000 $234.00 2324 4/19/1947 1/13/1981 $933.11 9.0000 $309.36 2357 7/14/1949 10/10/1988 $723.47 1.0000 $18.00 2366 9/17/1949 3/25/1980 $1,664.89 10.0000 $966.72 2494 9/15/1950 11/11/1981 $1,118.38 8.0000 $405.12 5056 3/27/1951 6/4/1986 $1,279.54 3.0000 $195.96 7426 11/18/1950 11/21/1982 $1,669.04 7.0000 $637.80 2796 6/18/1952 8/14/1985 $1,248.36 4.0000 $229.20 0001 6/21/1954 1/17/1978 $2,205.01 12.0000 $1,392.72 0005 12/25/1955 7/20/1982 $1,013.00 7.0000 $240.12 0009 7/14/1957 12/15/1986 $1,504.97 3.0000 $229.32 0049 3/17/1955 9/16/1982 $1,047.30 7.0000 $269.04 0071 2/17/1941 4/8/1980 $1,029.19 10.0000 $590.04 0124 12/1/1954 4/15/1981 $1,713.77 15.4166 $1,222.44 0150 9/5/1953 10/26/1983 $957.53 5.0000 $297.24 0254 12/20/1953 5/24/1984 $1,377.34 6.0000 $373.56 0374 11/1/1955 9/2/1975 $1,117.73 14.2500 $355.80 0406 2/2/2029 6/25/1986 $1,074.32 3.0000 $157.92 0435 11/25/1955 8/17/1987 $1,096.77 2.0000 $102.84 0511 3/18/1954 8/5/1982 $996.71 6.0000 $158.04 0598 10/29/1954 4/1/1976 $1,394.64 14.0000 $529.32 0618 12/21/1954 9/30/1986 $885.86 3.0000 $54.00 0659 4/17/1955 1/7/1987 $1,269.59 3.0000 $127.68 0739 2/19/1958 7/26/1976 $1,209.36 13.3333 $593.28 0840 12/2/1954 11/16/1978 $1,853.28 11.0000 $909.12 0855 1/13/1957 2/20/1986 $1,545.45 4.0000 $338.28 0858 8/11/1955 7/16/1975 $1,234.23 14.3333 $617.64 0992 1/25/1954 6/13/1977 $831.97 10.0000 $180.00 1020 12/19/1954 11/20/1986 $967.27 2.0000 $36.00 1030 8/3/1955 6/15/1981 $1,618.20 8.0000 $674.28 1069 2/12/1960 9/4/1986 $1,386.96 3.0000 $213.96 1110 4/22/1954 7/19/1984 $1,846.06 5.0000 $498.72 1161 3/17/1955 4/28/1980 $2,024.45 10.0000 $1,011.00 1227 1/13/1954 1/15/1975 $1,584.60 15.0000 $1,035.72 1241 10/15/1952 10/21/1982 $1,178.30 11.0000 $484.44 1245 5/21/1953 8/17/1980 $1,718.69 9.0000 $880.32 1296 2/16/1953 10/1/1974 $1,221.30 15.1666 $688.08 1407 1/29/1955 1/19/1981 $1,225.17 9.0000 $357.84 1458 4/6/1956 2/1/1983 $2,774.00 7.0000 $1,314.12 1468 2/7/1967 11/10/1986 $775.63 3.0000 $70.92 1657 1/23/1955 6/5/1973 $1,181.78 17.0000 $570.36 1931 7/24/1955 12/3/1979 $1,031.21 10.0000 $302.28

B-69 Last Four Digits of Social Security Number Date of Birth Date of Hire Monthly Final Average Pay 11/30/1989 Credited Service 11/30/1989 Annual Accrued Benefit 2036 9/28/1955 9/23/1985 $878.06 4.0000 $123.00 2171 12/17/1961 7/28/1980 $1,304.62 9.0000 $370.92 2264 7/10/1955 9/20/1982 $1,725.71 7.0000 $545.76 2295 6/25/1953 3/25/1974 $793.27 16.0000 $288.00 2416 1/24/1962 8/23/1982 $1,055.48 7.0000 $154.44 2441 5/30/1954 2/12/1973 $1,877.28 17.0000 $1,247.40 2469 4/9/1955 8/26/1976 $1,760.37 13.2500 $930.72 5620 10/20/1957 10/27/1986 $998.30 3.0000 $126.60 7103 1/19/1959 9/16/1987 $1,183.93 2.0000 $110.64 0742 9/24/1959 6/14/1977 $1,254.21 12.0000 $539.64 0822 7/19/1957 5/10/1987 $1,317.79 3.0000 $201.72 1160 5/30/1958 6/13/1977 $798.72 12.0000 $251.88 2895 9/17/1957 7/21/1986 $1,027.37 3.0000 $110.52 3559 1/16/1957 3/10/1986 $3,690.00 4.0000 $1,223.76 0194 3/18/1957 1/18/1984 $1,035.53 6.0000 $237.00 0329 4/30/1961 1/11/1982 $1,036.83 8.0000 $159.60 0815 3/20/1966 8/31/1987 $1,138.24 2.0000 $54.24 1766 9/2/1961 11/12/1979 $1,296.72 7.0000 $274.32 2146 1/5/1957 3/10/1986 $1,298.48 8.0000 $370.80 2606 8/11/1957 4/5/1983 $1,731.18 7.0000 $465.72 3207 8/20/1958 3/15/1977 $1,382.55 13.0000 $569.28 3312 8/8/1958 11/14/1982 $1,388.14 6.0000 $602.76 4310 3/16/1959 8/8/1978 $1,453.09 11.0000 $606.00 5143 5/2/1962 6/23/1986 $1,684.10 3.0000 $161.04 6251 9/10/1952 9/6/1988 $1,014.09 1.0000 $62.04 7271 10/2/1961 11/10/1982 $1,577.73 7.0000 $517.20 7469 11/19/1957 7/24/1983 $1,201.39 6.0000 $300.24 8797 11/1/1961 9/16/1982 $1,205.80 7.0000 $279.12 0774 12/9/1958 9/12/1977 $1,075.30 11.0000 $733.56 2136 10/25/1956 12/30/1979 $1,767.87 10.0000 $777.48 2840 10/25/1957 1/16/1980 $1,158.05 10.0000 $444.96 3010 8/5/1962 3/21/1983 $1,449.77 4.0000 $203.28 3091 8/8/1958 9/14/1988 $1,052.87 1.0000 $52.08 3749 8/29/1966 2/17/1986 $933.43 4.0000 $91.92 4532 12/3/1956 10/30/1981 $936.46 8.0000 $231.84 5146 2/4/1961 12/4/1978 $1,492.09 9.0000 $405.24 5265 10/12/1958 8/10/1979 $1,602.77 10.0000 $711.72 5851 4/11/1955 6/1/1988 $970.31 2.0000 $78.60 6006 8/22/1957 8/14/1985 $1,257.28 4.0000 $203.76 6179 1/28/1958 4/20/1977 $1,910.17 13.0000 $1,141.80 6748 5/1/1958 3/23/1987 $1,235.46 3.0000 $140.16 7287 1/9/1958 8/22/1985 $1,635.92 4.0000 $334.80 7289 11/27/1957 9/30/1980 $1,080.74 8.0000 $394.56 9474 6/20/1956 10/7/1987 $912.87 2.0000 $83.40 9745 11/9/1968 8/16/1988 $1,133.32 1.0000 $50.16 2607 12/26/1964 5/13/1987 $883.06 3.0000 $70.08 3446 12/27/1958 6/16/1986 $1,191.05 3.0000 $145.56 B-70 Last Four Digits of Social Security Number Date of Birth Date of Hire Monthly Final Average Pay 11/30/1989 Credited Service 11/30/1989 Annual Accrued Benefit 3462 1/17/1958 9/3/1974 $926.56 15.1666 $356.16 3639 6/3/1960 5/21/1980 $1,614.95 10.0000 $858.96 5342 3/11/1960 7/30/1980 $1,240.84 9.0000 $410.16 2619 8/5/1959 3/21/1978 $1,495.73 12.0000 $713.40 2740 9/6/1959 6/9/1977 $1,292.84 12.0000 $502.08 3090 1/31/1960 7/29/1986 $1,426.98 3.0000 $209.76 3404 4/26/1965 6/15/1988 $1,268.80 1.0000 $58.68 3598 11/18/1965 8/24/1986 $1,276.68 3.0000 $136.20 4096 12/16/1958 8/20/1986 $1,190.92 3.0000 $120.24 4694 11/24/1961 12/15/1983 $1,314.36 6.0000 $273.00 4821 4/16/1958 4/25/1979 $1,546.38 11.0000 $636.48 6223 9/17/1958 8/4/1982 $1,538.43 7.0000 $467.40 6971 7/25/1959 8/11/1982 $1,048.06 7.0000 $216.24 8145 7/2/1957 8/9/1984 $977.16 5.0000 $129.60 9500 7/6/1959 9/15/1987 $1,001.36 2.0000 $86.64 1367 6/21/1961 11/19/1986 $757.23 3.0000 $98.76 1810 10/6/1961 6/24/1985 $952.52 4.0000 $100.20 5711 2/16/1964 7/9/1986 $1,028.27 3.0000 $99.60 6178 12/5/1960 6/15/1988 $1,362.17 1.0000 $81.48 7027 4/9/1962 2/4/1986 $1,029.08 4.0000 $134.88 0960 12/31/1959 9/26/1985 $1,177.36 4.0000 $184.32 1034 2/16/1962 1/12/1987 $970.68 3.0000 $78.72 1707 4/16/1963 4/28/1981 $1,122.18 4.0000 $156.36 1818 10/29/1960 7/16/1985 $1,096.61 4.0000 $169.68 4463 6/18/1967 4/9/1986 $1,007.56 4.0000 $87.48 4627 11/23/1960 2/2/1983 $1,237.24 7.0000 $306.84 6333 9/8/1966 8/31/1988 $1,029.45 1.0000 $51.00 6362 5/12/1961 6/11/1979 $1,120.00 10.0000 $233.76 7454 11/14/1966 11/4/1987 $1,387.92 2.0000 $126.12 8528 6/23/1961 2/17/1986 $1,242.43 4.0000 $184.56 9766 10/3/1961 4/1/1986 $1,634.53 4.0000 $282.00 0100 2/11/1963 3/18/1981 $1,217.23 9.0000 $333.72 0263 5/5/1964 6/1/1987 $939.46 3.0000 $56.40 0676 9/17/1963 6/10/1986 $1,089.25 3.0000 $65.28 1854 11/13/1961 6/10/1980 $1,104.83 9.0000 $220.68 2907 2/27/1961 3/18/1982 $1,252.88 8.0000 $330.48 3446 4/20/1961 7/21/1986 $984.01 3.0000 $88.92 4161 10/18/1959 9/20/1982 $1,222.08 7.0000 $270.48 5791 3/7/1964 8/15/1988 $1,098.44 1.0000 $47.64 6457 9/21/1960 7/14/1986 $1,116.15 3.0000 $125.04 7422 7/13/1960 8/14/1978 $1,569.88 11.0000 $715.56 7918 12/17/1961 5/12/1987 $913.26 3.0000 $58.68 8312 12/19/1962 7/6/1981 $1,119.44 8.0000 $294.60 8680 9/29/1968 7/20/1987 $1,188.17 2.0000 $100.32 8936 6/13/1963 6/16/1981 $1,843.22 8.0000 $669.00 4660 7/15/1964 5/17/1988 $1,221.88 2.0000 $126.36 5876 6/17/1962 8/21/1984 $1,094.85 5.0000 $90.00

B-71 Last Four Digits of Social Security Number Date of Birth Date of Hire Monthly Final Average Pay 11/30/1989 Credited Service 11/30/1989 Annual Accrued Benefit 5967 3/9/1961 1/15/1986 $1,352.51 4.0000 $221.28 8204 1/10/1959 9/15/1987 $633.78 2.0000 $43.56 1308 2/10/1964 5/9/1988 $1,265.64 2.0000 $92.40 1712 5/11/1961 8/10/1982 $1,206.13 7.0000 $265.80 2757 1/3/1961 7/27/1981 $1,146.03 8.0000 $357.00 3258 4/8/1962 8/5/1980 $1,105.30 9.0000 $229.32 3509 10/22/1964 5/9/1988 $1,153.30 3.0000 $162.24 4531 3/27/1964 6/14/1982 $1,259.16 7.0000 $354.72 4961 6/4/1960 6/6/1984 $1,059.94 5.0000 $153.72 5399 7/15/1966 5/12/1988 $1,093.97 2.0000 $66.12 7209 8/16/1967 8/7/1991 $918.45 4.0000 $72.00 8183 8/21/1963 2/4/1987 $951.69 3.0000 $138.12 8777 7/17/1963 8/15/1988 $1,227.54 1.0000 $77.16 8803 5/25/1962 8/18/1980 $948.55 9.0000 $190.32 8891 7/12/1961 6/11/1980 $1,099.48 9.0000 $417.96 0744 10/23/1965 2/1/1982 $1,076.81 8.0000 $259.32 0823 11/10/1968 4/25/1988 $971.16 2.0000 $66.60 1006 3/24/1965 4/1/1986 $1,485.86 4.0000 $210.96 2395 1/25/1964 2/28/1983 $1,253.47 7.0000 $309.12 2674 4/8/1962 3/3/1982 $1,139.76 8.0000 $387.84 3830 7/21/1963 9/28/1981 $1,158.29 8.0000 $221.52 5861 2/12/1962 8/19/1987 $1,249.17 2.0000 $148.68 6422 1/9/1962 8/3/1982 $1,046.83 7.0000 $189.72 7256 10/1/1960 9/21/1987 $1,143.72 2.0000 $89.52 7481 5/7/1962 9/22/1986 $1,365.27 3.0000 $161.04 7510 2/12/1968 6/12/1986 $1,313.32 3.0000 $137.16 8369 2/11/1965 10/18/1983 $1,108.42 6.0000 $225.24 0409 1/12/1963 4/13/1983 $1,478.79 7.0000 $402.00 0516 8/29/1962 9/7/1983 $1,373.52 6.0000 $232.08 0666 7/25/1963 10/19/1981 $1,362.88 8.0000 $428.28 2089 2/22/1965 9/6/1983 $776.47 6.0000 $108.00 2145 10/17/1962 6/28/1988 $1,145.70 1.0000 $53.88 2224 7/22/1964 7/15/1985 $1,230.53 4.0000 $116.52 3308 9/7/1961 1/12/1987 $964.49 3.0000 $87.24 3744 12/14/1964 7/27/1988 $1,174.94 1.0000 $56.76 4968 7/12/1962 6/15/1981 $1,553.88 8.0000 $391.08 6529 9/21/1963 8/19/1985 $1,203.15 4.0000 $167.52 6530 6/10/1962 8/25/1986 $1,119.70 3.0000 $96.24 7714 8/13/1959 11/21/1988 $971.84 1.0000 $84.48 8054 2/7/1963 6/8/1981 $761.46 8.0000 $144.00 8273 12/12/1962 1/22/1987 $1,553.41 3.0000 $168.84 8385 7/10/1965 2/9/1987 $927.73 3.0000 $72.36 2245 12/27/1964 4/21/1986 $886.52 4.0000 $72.00 4718 3/10/1963 7/19/1982 $1,164.27 7.0000 $239.76 6825 9/26/1963 6/15/1981 $1,366.67 8.0000 $357.24 7385 3/26/1965 2/4/1987 $1,334.89 3.0000 $169.44 1937 8/18/1965 8/31/1983 $1,198.22 6.0000 $178.92 B-72 Last Four Digits of Social Security Number Date of Birth Date of Hire Monthly Final Average Pay 11/30/1989 Credited Service 11/30/1989 Annual Accrued Benefit 3098 4/21/1964 8/14/1985 $1,241.62 4.0000 $171.24 5043 6/12/1965 8/30/1983 $808.79 5.0000 $90.00 6889 12/19/1965 4/13/1987 $1,050.75 3.0000 $94.20 7047 3/23/1966 10/3/1983 $1,474.16 6.0000 $257.04 7760 11/10/1964 6/18/1986 $1,011.83 3.0000 $82.32 8969 7/5/1963 1/10/1984 $1,350.25 6.0000 $269.16 0204 2/23/1965 1/27/1986 $1,519.53 4.0000 $241.20 1125 5/16/1965 6/4/1987 $1,923.47 2.0000 $178.20 1924 9/20/1964 5/17/1988 $1,054.71 2.0000 $83.64 4439 1/26/1964 7/29/1982 $1,362.75 7.0000 $260.88 4629 11/29/1965 9/6/1983 $1,063.62 6.0000 $161.64 5207 5/28/1965 2/16/1986 $1,523.51 4.0000 $204.96 6007 7/14/1962 2/25/1981 $1,000.85 9.0000 $162.00 6375 10/19/1962 9/14/1982 $1,670.18 7.0000 $490.08 7002 10/7/1966 7/7/1987 $1,317.14 2.0000 $109.68 8472 3/30/1963 5/2/1988 $983.52 2.0000 $38.76 2552 5/21/1967 6/11/1985 $887.22 4.0000 $72.00 3311 12/3/1967 11/16/1988 $1,139.97 1.0000 $43.68 4474 9/20/1968 4/18/1988 $1,232.30 2.0000 $94.56 5814 10/1/1965 10/29/1986 $1,342.96 3.0000 $163.08 8047 5/3/1966 9/28/1987 $932.85 2.0000 $49.44 8026 7/24/2026 6/9/1986 $878.30 3.0000 $105.48 0763 4/2/1967 9/28/1987 $1,047.01 2.0000 $57.36 6072 2/5/1966 4/16/1986 $1,118.13 4.0000 $217.92 7178 4/12/1965 3/13/1984 $1,200.19 6.0000 $240.60 7508 4/6/1968 5/31/1988 $1,000.88 2.0000 $78.96 7880 9/10/1966 9/14/1987 $944.09 2.0000 $55.80 9133 7/27/1968 9/16/1986 $866.97 3.0000 $54.00 1932 1/10/1966 7/21/1986 $1,102.56 3.0000 $128.76 0503 10/31/1967 8/6/1986 $1,192.02 3.0000 $156.96 1194 6/19/1968 6/18/1985 $1,117.48 4.0000 $140.40 1556 1/5/1968 6/11/1986 $1,579.07 3.0000 $181.92 2812 3/23/1967 6/27/1988 $914.79 1.0000 $31.32 6220 4/23/1930 4/14/1986 $1,135.87 4.0000 $281.16 7909 12/3/2029 9/3/1987 $1,368.33 2.0000 $238.32 1088 8/23/1966 10/8/1985 $926.76 4.0000 $117.84 4410 1/5/1967 7/29/1992 $985.37 1.0000 $47.40 0347 2/20/1933 1/2/1979 $1,697.17 8.4166 $1,088.88 0407 5/11/1933 8/25/1976 $1,142.11 13.2500 $1,016.04 0865 5/7/1934 12/6/1978 $1,298.67 8.4166 $791.40 1054 4/14/1930 10/15/1962 $2,334.03 27.0833 $4,820.40 2259 11/22/1930 3/4/1959 $1,057.09 30.0000 $971.64 2379 1/12/1931 5/4/1967 $1,113.65 23.0000 $1,551.72 6669 2/28/1933 6/7/1971 $3,515.23 18.4166 $7,875.24 6710 2/1/1935 3/20/1968 $1,012.04 22.0000 $1,048.68 7061 4/2/1933 7/15/1982 $724.78 7.0000 $126.00 2664 2/6/1933 7/31/1972 $931.15 17.3333 $710.40

B-73 Last Four Digits of Social Security Number Date of Birth Date of Hire Monthly Final Average Pay 11/30/1989 Credited Service 11/30/1989 Annual Accrued Benefit 2718 4/19/1935 10/13/1958 $2,183.51 31.0833 $3,213.60 2723 12/4/1932 12/28/1972 $1,211.76 17.0000 $1,519.32 2867 2/19/1931 10/22/1979 $989.17 10.0000 $476.76 3209 4/24/1935 11/28/1983 $1,540.29 6.0000 $593.04 3380 9/10/1931 4/27/1987 $1,007.93 3.0000 $166.32 3447 5/27/1935 7/12/1972 $1,082.99 8.4166 $710.40 3479 2/14/1937 10/31/1983 $955.38 9.0000 $414.84 3482 1/16/1935 1/17/1966 $2,492.92 24.0000 $4,545.48 3561 2/21/1937 1/12/1987 $1,911.02 3.0000 $460.20 3988 6/30/1934 8/19/1982 $1,067.98 7.0000 $462.36 4066 7/4/1933 5/21/1981 $1,122.07 9.0000 $560.40 4086 3/2/1935 8/3/1982 $996.39 7.0000 $372.84 4431 9/21/1936 7/24/1978 $2,012.59 11.0000 $2,102.28 4401 3/7/1935 6/20/1977 $1,322.62 12.0000 $1,226.76 7874 1/21/1937 7/9/1958 $1,170.15 23.0000 $1,210.20 8025 12/24/1934 7/29/1957 $1,197.84 32.3333 $1,235.40 8751 4/7/1937 7/21/1980 $1,476.41 9.0000 $1,222.08 0525 1/9/1938 4/21/1987 $988.54 3.0000 $84.12 2037 5/1/1938 3/26/1981 $1,120.06 9.0000 $559.56 2334 4/5/1940 10/3/1978 $838.55 11.0000 $433.80 7639 4/14/1942 1/12/1981 $1,442.51 13.0000 $1,311.60 7778 12/2/1932 11/16/1978 $1,106.76 11.0000 $1,262.16 7804 1/28/1941 10/19/1970 $1,893.88 19.0833 $2,396.52 7846 12/7/1939 6/30/1959 $1,405.36 30.4166 $1,398.48 8226 4/20/1942 7/25/1967 $1,408.14 22.3333 $1,389.00 8349 12/22/1939 6/16/1985 $1,231.85 4.0000 $236.40 8587 11/21/1940 12/29/1986 $1,243.55 3.0000 $249.36 8621 11/22/1937 5/24/1977 $1,177.65 13.0000 $1,004.04 8627 4/28/1941 9/26/1983 $1,234.69 6.0000 $533.64 9088 6/9/1940 9/26/1983 $980.15 6.0000 $264.24 9178 2/4/1942 6/12/1978 $2,296.51 11.0000 $2,179.08 9269 4/26/1938 8/26/1985 $997.42 4.0000 $185.76 9283 2/26/1938 2/21/1978 $1,216.95 8.4166 $855.00 9298 2/13/1942 4/13/1987 $938.58 3.0000 $133.44 9358 4/7/1941 8/7/1985 $1,450.07 4.0000 $416.88 9412 11/9/1939 8/26/1959 $1,100.03 30.2500 $752.52 9694 4/9/1942 1/28/1986 $828.62 4.0000 $125.88 3437 10/15/1944 7/7/1981 $1,662.58 8.0000 $848.88 7709 2/25/1945 11/12/1974 $1,333.12 15.0000 $972.00 8017 9/23/1943 5/8/1984 $1,025.61 6.0000 $270.84 8362 1/17/1943 10/10/1977 $1,224.42 12.0000 $827.04 8371 9/27/1943 6/3/1986 $777.66 3.0000 $84.60 8609 10/20/1943 3/31/1987 $1,303.50 3.0000 $196.56 7229 2/14/1947 5/14/1986 $896.81 4.0000 $184.20 0506 9/6/1943 8/5/1980 $1,026.58 9.0000 $478.68 2608 10/19/1945 9/9/1985 $1,260.82 4.0000 $364.92 2656 6/2/1945 8/20/1986 $1,080.01 3.0000 $251.28 B-74 Last Four Digits of Social Security Number Date of Birth Date of Hire Monthly Final Average Pay 11/30/1989 Credited Service 11/30/1989 Annual Accrued Benefit 2689 1/21/1944 6/10/1985 $764.35 4.0000 $72.00 2959 11/7/1946 8/23/1979 $1,398.87 10.0000 $762.00 3246 10/12/1946 5/31/1983 $1,274.12 7.0000 $554.52 3474 1/24/1948 9/13/1983 $999.53 5.0000 $218.28 3489 4/9/1943 8/18/1982 $1,049.00 7.0000 $372.48 3675 10/13/1946 12/15/1986 $857.85 3.0000 $54.00 3753 12/24/1945 8/5/1965 $1,699.04 24.2500 $1,824.24 3830 1/18/1945 10/17/1978 $1,338.90 11.0000 $762.24 3875 2/10/1949 5/19/1987 $1,317.76 3.0000 $294.12 4108 9/13/1947 10/2/1967 $2,308.68 22.0833 $2,660.04 4146 7/29/1946 12/27/1976 $1,114.09 13.0000 $633.36 4367 6/8/1946 10/26/1982 $2,051.79 7.0000 $1,041.60 4671 10/15/1946 6/13/1985 $1,017.54 4.0000 $176.28 4840 8/25/1947 8/1/1978 $1,857.21 11.0000 $1,150.56 4913 5/2/1946 9/3/1985 $1,029.84 4.0000 $200.28 7245 2/28/1956 10/3/1983 $1,557.42 6.0000 $428.04 1237 7/28/1961 4/21/1980 $1,285.92 10.0000 $459.60 1398 11/13/1958 1/23/1984 $2,027.60 6.0000 $583.92 5268 7/21/1946 6/2/1986 $1,073.20 3.0000 $186.36 5712 3/15/1949 3/1/1973 $3,534.47 17.0000 $4,326.36 6942 7/7/1949 11/30/1988 $1,047.54 1.0000 $77.40 7018 10/24/1946 10/3/1977 $940.89 12.0000 $497.40 7202 7/2/1947 3/13/1980 $1,150.38 10.0000 $615.60 7856 7/31/1948 5/8/1975 $1,043.52 15.0000 $596.28 8356 5/17/1931 1/7/1974 $1,075.96 16.0000 $1,680.96 8591 2/19/1946 6/6/1988 $1,014.40 1.0000 $65.88 9218 11/28/1948 3/17/1980 $1,031.86 10.0000 $420.84 0050 12/13/1946 11/2/1986 $1,618.49 3.0000 $375.48 0093 6/22/1950 1/22/1987 $1,267.55 3.0000 $188.88 0096 1/6/1946 8/31/1976 $2,743.23 13.2500 $2,835.36 0111 11/1/1947 1/10/1978 $1,105.99 8.4166 $541.56 0129 11/26/1944 6/11/1979 $1,046.61 10.0000 $439.08 0176 1/17/1949 2/5/1980 $1,600.92 10.0000 $877.44 0229 12/25/1944 11/2/1965 $972.31 24.0000 $600.48 0321 7/15/1946 8/28/1972 $1,087.77 17.2500 $626.16 0412 5/3/1948 12/8/1983 $1,556.36 6.0000 $546.60 0463 12/24/1946 8/21/1984 $1,445.08 5.0000 $311.04 0516 8/26/1947 3/6/1986 $1,012.65 2.0000 $162.60 0529 6/7/1947 7/9/1988 $1,363.78 1.0000 $114.84 0583 8/6/1948 10/9/1979 $1,611.81 10.0000 $977.88 0634 7/4/1951 7/8/1980 $2,071.88 9.0000 $1,110.12 0797 7/19/1946 10/2/1972 $1,923.77 17.0833 $1,769.88 0894 1/1/1948 9/5/1985 $1,330.14 4.0000 $309.96 0917 5/15/1947 9/25/1985 $1,298.11 4.0000 $277.20 1043 4/1/1948 11/16/1987 $1,533.07 2.0000 $238.92 2231 2/25/1948 6/20/1988 $1,064.89 1.0000 $57.96 2332 12/16/1948 12/16/1985 $1,278.66 4.0000 $306.00

B-75 Last Four Digits of Social Security Number Date of Birth Date of Hire Monthly Final Average Pay 11/30/1989 Credited Service 11/30/1989 Annual Accrued Benefit 4903 8/26/1946 8/23/1976 $1,559.47 13.2500 $1,418.52 7042 9/29/1950 1/20/1979 $776.99 15.0000 $270.00 9410 3/10/1949 6/2/1986 $1,127.05 3.0000 $161.04 2509 1/23/1950 3/20/1980 $747.72 10.0000 $180.00 2523 10/2/1948 9/19/1972 $1,558.27 15.0000 $698.76 2599 1/30/1950 8/15/1969 $1,999.27 18.0000 $1,685.16 2659 3/24/1948 4/23/1974 $1,143.30 16.0000 $795.96 2678 2/2/1949 9/2/1980 $1,137.63 9.0000 $474.96 2680 8/26/1948 5/5/1976 $1,447.10 14.0000 $938.52 2733 1/18/1946 2/7/1966 $1,538.32 24.0000 $1,670.64 2788 7/14/1951 3/17/1976 $1,815.10 14.0000 $1,184.40 2836 7/28/1949 12/4/1972 $1,530.84 17.0000 $1,146.24 2845 1/18/1951 3/12/1978 $1,578.99 12.0000 $920.64 2947 6/26/1951 9/17/1969 $1,161.98 20.1666 $708.12 3025 12/9/1949 8/25/1988 $1,921.10 1.0000 $184.44 3027 1/29/1948 4/22/1974 $1,289.09 16.0000 $1,194.84 3083 2/20/1950 4/13/1977 $1,568.19 13.0000 $1,052.16 3176 10/18/1947 5/18/1987 $1,035.58 3.0000 $102.60 3237 10/1/1949 11/14/1966 $1,861.86 23.0000 $1,783.68 3238 8/29/1948 12/30/1968 $1,768.92 21.0000 $1,552.20 3550 11/22/1949 3/20/1978 $1,810.36 12.0000 $1,132.80 3621 8/31/1950 10/16/1981 $1,323.26 8.0000 $699.84 3702 4/11/1949 10/29/1985 $1,188.17 4.0000 $255.36 3721 7/13/1949 9/6/1988 $1,221.02 1.0000 $71.88 3789 4/2/1949 7/14/1987 $1,132.38 2.0000 $177.72 4058 7/1/1947 3/22/1966 $1,862.74 24.0000 $2,018.04 4103 7/2/1950 11/6/1986 $1,237.23 3.0000 $183.00 4178 8/19/1949 7/8/1974 $918.55 15.3333 $540.00 4221 12/28/1947 1/2/1979 $1,617.24 11.0000 $974.64 4237 2/14/1943 12/19/1983 $1,251.85 6.0000 $531.72 4326 2/17/1936 6/15/1982 $1,060.13 7.0000 $344.64 4366 8/4/1949 5/5/1969 $1,501.02 21.0000 $1,430.52 4411 9/27/1947 8/29/1983 $1,035.93 5.0000 $186.60 4641 1/18/1948 11/6/1978 $1,688.87 11.0000 $1,037.28 4918 12/13/1948 11/7/1983 $1,458.98 6.0000 $495.48 4997 2/24/1947 9/8/1987 $708.18 2.0000 $36.00 7394 9/5/1950 11/8/1971 $1,902.72 18.0000 $1,614.60 7616 6/27/1950 3/16/1978 $1,124.97 12.0000 $689.76 7676 5/17/1951 4/27/1987 $1,259.35 3.0000 $180.36 8735 7/16/1953 8/4/1986 $908.34 3.0000 $105.60 9292 2/15/1953 1/31/1983 $1,576.77 7.0000 $555.48 0332 11/27/1953 9/3/1985 $1,841.60 4.0000 $408.12 0776 1/5/1950 5/11/1987 $1,017.03 3.0000 $152.88 1407 3/6/1952 9/4/1979 $561.48 2136 10/11/1951 7/22/1986 $1,430.13 3.0000 $247.08 7665 10/2/1955 7/11/1985 $1,577.92 4.0000 $294.84 1316 8/24/1953 8/19/1987 $1,777.41 2.0000 $230.52 B-76 Last Four Digits of Social Security Number Date of Birth Date of Hire Monthly Final Average Pay 11/30/1989 Credited Service 11/30/1989 Annual Accrued Benefit 1428 12/13/1951 7/22/1987 $1,658.45 2.0000 $197.04 1506 3/27/1953 1/10/1974 $2,679.52 16.0000 $2,436.12 1558 8/8/1950 6/16/1986 $871.08 3.0000 $94.44 1619 3/13/1953 5/16/1988 $1,206.43 2.0000 $155.40 1694 12/12/1958 11/27/1979 $2,065.48 10.0000 $959.88 1756 12/25/1952 1/6/1971 $1,050.56 8.4166 $336.60 2091 11/15/1947 8/28/1978 $946.26 11.0000 $337.80 2162 1/17/1953 11/8/1982 $917.31 7.0000 $266.64 2178 8/9/1953 8/29/1977 $1,276.74 12.0000 $498.36 3097 2/25/1951 5/28/1979 $1,151.53 11.0000 $502.68 3359 3/19/1952 10/25/1982 $1,078.33 7.0000 $271.92 3386 4/3/1952 7/24/1984 $1,008.95 5.0000 $209.52 3596 10/4/1952 4/27/1987 $1,233.02 3.0000 $159.36 3834 8/31/1953 4/1/1974 $1,236.18 16.0000 $753.48 4031 11/25/1952 8/27/1987 $857.60 2.0000 $70.68 4429 1/2/1953 11/19/1986 $1,343.03 3.0000 $217.32 4643 7/13/1951 7/14/1986 $1,203.62 3.0000 $180.48 4847 3/28/1952 10/25/1976 $885.85 13.0833 $283.68 4922 11/26/1954 4/13/1987 $962.54 2.0000 $78.12 7525 12/1/1953 5/26/1987 $1,011.99 3.0000 $127.20 7549 11/19/1950 6/28/1988 $865.97 1.0000 $45.96 7580 5/15/1954 10/7/1986 $1,462.21 3.0000 $265.44 7594 3/27/1959 7/16/1984 $1,197.15 5.0000 $216.00 7665 7/22/1954 7/24/1972 $1,119.99 15.1666 $585.60 7881 7/25/1953 1/18/1984 $1,365.51 8.0000 $535.44 7901 9/1/1953 4/28/1981 $1,639.29 9.0000 $808.80 7942 3/15/1954 6/6/1973 $1,659.35 16.4166 $1,128.72 7965 10/18/1953 4/17/1978 $870.06 12.0000 $247.80 8057 7/26/1951 2/24/1986 $824.25 4.0000 $104.04 8133 6/6/1953 8/22/1983 $947.16 6.0000 $192.60 8162 6/15/1954 1/2/1986 $1,950.62 4.0000 $459.12 8348 5/21/1953 7/6/1970 $1,240.19 19.3333 $934.08 8354 12/7/1952 8/31/1977 $1,273.65 12.0000 $699.96 8400 7/1/1949 4/14/1980 $1,007.46 10.0000 $352.44 8471 8/11/1953 12/8/1980 $1,169.64 9.0000 $437.04 8483 6/13/1953 8/18/1980 $1,355.94 11.0000 $560.76 8515 10/9/1955 8/10/1978 $1,449.11 11.0000 $690.96 8567 6/24/1956 5/21/1987 $1,182.40 3.0000 $135.72 8605 10/8/1953 8/28/1978 $1,219.61 11.0000 $580.56 8695 1/11/1952 2/27/1984 $1,079.01 6.0000 $248.40 8718 9/29/1955 6/6/1973 $1,833.47 17.0000 $1,363.20 8750 6/2/1950 11/11/1980 $1,084.73 8.0000 $519.96 8842 6/23/1955 3/16/1983 $1,618.04 7.0000 $632.76 8880 3/9/1955 10/3/1977 $2,245.35 12.0000 $1,400.28 8914 4/9/1954 8/25/1982 $1,196.07 6.0000 $354.12 9103 10/18/1955 10/8/1981 $2,082.54 8.0000 $890.88 9131 7/16/1954 3/30/1981 $1,096.62 9.0000 $336.12

B-77 Last Four Digits of Social Security Number Date of Birth Date of Hire Monthly Final Average Pay 11/30/1989 Credited Service 11/30/1989 Annual Accrued Benefit 9471 8/3/1951 8/15/1977 $1,056.83 12.0000 $499.68 9497 12/28/1953 9/27/1973 $1,558.33 16.1666 $985.56 9616 7/2/1956 10/19/1982 $1,078.49 7.0000 $212.52 9618 3/6/1954 6/14/1976 $1,257.44 8.4166 $406.92 9623 6/5/1956 4/14/1980 $1,880.09 10.0000 $908.88 9776 11/13/1964 7/19/1982 $1,234.01 7.0000 $248.04 9853 9/18/1952 11/16/1982 $1,265.57 7.0000 $339.96 9894 6/14/1951 5/28/1979 $1,325.04 11.0000 $688.80 8124 3/22/1957 8/12/1985 $1,077.64 4.0000 $136.08 3507 11/21/1956 11/24/1975 $1,686.99 14.0000 $694.08 7240 4/18/1960 4/20/1982 $1,169.82 8.0000 $144.00 7982 9/30/1962 8/12/1980 $1,145.74 9.0000 $377.28 3705 8/20/1965 7/8/1986 $1,364.31 3.0000 $201.00 4594 8/10/1964 10/25/1983 $1,359.09 6.0000 $237.12 5393 3/18/1963 8/30/1984 $1,303.78 5.0000 $225.72 5550 6/16/1968 7/15/1986 $1,055.27 3.0000 $93.84 5621 7/13/1961 8/3/1987 $1,102.91 2.0000 $82.68 6539 11/2/1961 5/5/1986 $1,208.56 4.0000 $181.92 8476 6/12/1959 3/16/1983 $1,285.44 7.0000 $340.44 9120 5/3/1961 5/10/1987 $1,112.88 3.0000 $132.12 9414 5/25/1963 7/29/1981 $1,222.41 8.0000 $270.00 0811 7/23/1958 4/22/1987 $887.03 3.0000 $77.16 1745 9/1/1959 11/9/1982 $1,605.05 7.0000 $606.36 2383 3/25/1957 8/16/1988 $909.22 1.0000 $66.84 4132 9/6/1958 7/20/1987 $1,133.10 2.0000 $93.36 4773 9/2/1965 11/9/1983 $1,264.87 6.0000 $196.32 5648 7/3/1960 6/15/1988 $1,549.99 1.0000 $91.32 6326 3/1/1966 6/27/1988 $1,050.39 1.0000 $38.64 8489 1/6/1958 10/12/1987 $1,246.53 2.0000 $119.16 9204 9/17/1963 5/10/1987 $1,223.19 3.0000 $137.88 9824 5/8/1957 3/15/1977 $1,508.43 13.0000 $732.12 0811 1/16/1957 6/2/1986 $1,094.26 3.0000 $130.68 1096 10/8/1957 6/19/1978 $1,590.14 11.0000 $855.72 1284 12/27/1959 4/27/1987 $1,165.29 3.0000 $130.08 3158 5/26/1958 1/2/1980 $1,313.39 10.0000 $520.20 4644 7/21/1967 9/23/1985 $871.81 4.0000 $72.00 5033 8/28/1961 3/16/1992 $671.87 5.0000 $90.00 7695 4/18/1959 8/15/1989 $1,017.95 9.0000 $229.20 8345 6/7/1959 3/23/1987 $856.09 6.0000 $108.00 8459 8/16/1957 12/7/1976 $1,712.77 13.0000 $922.32 8700 11/9/1956 10/23/1978 $1,241.13 11.0000 $450.96 9573 7/10/1959 4/6/1987 $840.79 3.0000 $69.84 9710 7/7/1956 4/21/1986 $829.42 4.0000 $72.00 0008 10/19/1961 7/23/1980 $1,279.14 9.0000 $403.68 6727 6/16/1967 8/15/1988 $1,349.87 1.0000 $54.12 6738 10/1/1958 6/14/1988 $996.38 1.0000 $36.72 7516 11/11/1959 1/14/1981 $1,116.32 9.0000 $303.48 B-78 Last Four Digits of Social Security Number Date of Birth Date of Hire Monthly Final Average Pay 11/30/1989 Credited Service 11/30/1989 Annual Accrued Benefit 8241 10/11/1960 8/12/1980 $1,239.25 9.0000 $358.56 8466 2/23/1964 8/3/1983 $1,454.32 6.0000 $367.32 9264 7/25/1958 6/1/1982 $1,048.80 8.0000 $198.72 9617 7/5/1957 7/20/1987 $1,759.34 2.0000 $198.60 1009 2/19/1961 4/23/1979 $1,858.31 11.0000 $1,021.56 1143 2/1/1958 2/10/1983 $1,050.75 7.0000 $284.40 1145 5/11/1960 9/15/1985 $1,287.90 4.0000 $191.16 1946 2/12/1961 5/11/1988 $1,175.45 2.0000 $105.48 1959 3/20/1959 3/2/1987 $879.68 3.0000 $84.84 2197 1/18/1958 9/25/1985 $1,265.63 4.0000 $216.72 2678 9/1/1963 7/9/1981 $1,113.08 8.0000 $230.16 3860 9/12/1958 5/9/1988 $858.91 2.0000 $45.72 4603 6/2/1959 8/10/1976 $2,086.39 13.2500 $1,242.00 7833 5/31/1959 5/9/1978 $1,750.84 12.0000 $1,000.44 7860 6/18/1959 6/7/1982 $981.65 7.0000 $126.00 9703 2/25/1960 12/31/1980 $1,949.32 9.0000 $855.84 9957 3/28/1965 6/24/1985 $990.95 3.0000 $54.00 0923 11/6/1962 6/17/1985 $1,536.97 4.0000 $195.24 2110 5/26/1964 7/7/1986 $1,293.22 3.0000 $140.04 4851 10/8/1967 4/21/1987 $1,430.20 3.0000 $167.16 9154 3/28/1968 3/9/1987 $1,176.67 3.0000 $111.48 8677 1/2/1936 8/6/1984 $927.42 5.0000 $259.08 7043 6/4/1938 9/13/1983 $1,451.72 6.0000 $764.52 2495 5/20/1943 1/6/1975 $1,682.25 15.0000 $1,452.60 0302 12/6/1945 10/3/1982 $1,885.80 7.0000 $905.76 8909 12/29/1951 2/16/1987 $928.21 3.0000 $116.52 8692 3/31/1952 8/12/1985 $953.93 4.0000 $155.28 3359 10/4/1956 9/17/1979 $1,422.57 10.0000 $429.24 7330 3/29/1960 1/20/1988 $1,722.20 1.0000 $95.04 0806 6/17/1961 5/31/1983 $1,822.95 7.0000 $535.92 9101 3/31/1959 10/21/1982 $1,735.08 7.0000 $559.92 8219 6/24/1942 3/12/1987 $1,307.19 3.0000 $257.40 6487 6/26/1967 10/15/1986 $1,222.18 3.0000 $151.56 0277 10/20/1940 9/12/1983 $1,320.34 12.0000 $936.24 2583 1/15/1943 6/17/1981 $4,997.78 8.0000 $5,711.64 4864 1/18/1944 1/28/1987 $787.82 3.0000 $66.00 9152 10/5/1950 7/24/1980 $1,203.29 8.0000 $473.52 1777 12/7/1948 11/26/1973 $1,258.70 16.0000 $753.24 2099 11/16/1949 3/24/1980 $2,043.49 10.0000 $1,179.96 2903 4/14/1954 10/9/1978 $2,065.39 11.0000 $1,212.12 6478 11/11/1960 9/3/1986 $806.28 3.0000 $70.68 6974 9/20/1960 6/15/1988 $1,685.17 1.0000 $110.16 4391 5/8/1966 6/15/1988 $1,002.00 1.0000 $38.04 1913 5/5/1931 4/19/1970 $607.02 18.5833 $334.44 0500 9/17/1939 7/17/1986 $1,050.53 3.0000 $136.44 7788 9/17/1943 12/31/1964 $2,026.29 25.0000 $2,669.52 2605 10/7/1947 9/12/1983 $1,324.57 6.0000 $497.76

B-79 Last Four Digits of Social Security Number Date of Birth Date of Hire Monthly Final Average Pay 11/30/1989 Credited Service 11/30/1989 Annual Accrued Benefit 8042 2/16/1947 11/14/1973 $1,689.48 16.0000 $1,482.24 8401 8/27/1947 8/30/1982 $2,050.36 7.0000 $1,032.24 4498 4/5/1949 12/4/1978 $3,143.69 8.4166 $2,305.20 3663 10/20/1952 3/25/1984 $1,209.73 6.0000 $355.32 1399 7/3/1953 6/13/1988 $930.85 1.0000 $43.80 9021 2/3/1965 7/29/1985 $1,524.30 4.0000 $239.76 0731 10/18/1956 8/18/1986 $1,113.14 3.0000 $175.32 2007 9/4/1960 6/19/1986 $1,172.41 3.0000 $135.72 5707 1/10/1962 5/21/1981 $981.49 9.0000 $221.76 0890 2/11/1960 11/17/1986 $1,030.93 3.0000 $107.88 6387 9/15/1964 1/15/1986 $1,243.47 4.0000 $187.80 2369 3/25/1965 4/21/1987 $1,273.15 3.0000 $144.48 9455 4/8/1966 10/25/1988 $962.86 1.0000 $38.04 2277 7/3/1968 7/26/1988 $709.49 1.0000 $18.00 7844 8/17/2026 9/20/1962 $2,636.77 27.1666 $6,203.52 1021 7/7/2029 7/30/1979 $935.33 10.0000 $330.24 7273 7/18/1939 4/15/1987 $952.13 3.0000 $159.36 8980 6/4/1940 3/26/1973 $1,057.01 17.0000 $725.16 7895 9/23/1942 2/1/1984 $945.12 6.0000 $259.20 2308 2/17/1943 8/29/1983 $1,034.14 6.0000 $295.92 4422 1/18/1942 10/20/1980 $1,074.18 13.3333 $725.76 1392 9/27/1942 9/4/1979 $1,635.44 10.0000 $1,096.20 6754 12/15/1944 12/3/1986 $1,190.61 3.0000 $239.28 5368 6/25/1953 10/8/1981 $1,896.83 8.0000 $887.40 5155 5/3/1955 12/12/1983 $1,098.89 6.0000 $294.60 9971 6/28/1968 4/28/1988 $1,344.19 2.0000 $126.96 7205 4/19/1962 4/21/1987 $742.94 3.0000 $54.00 7447 6/29/1965 8/5/1987 $1,189.98 2.0000 $81.24 3161 9/22/1968 7/18/1988 $896.63 1.0000 $51.00 4569 2/28/1930 4/22/1981 $1,057.27 9.0000 $745.92 4572 8/12/1931 8/15/1988 $1,022.26 1.0000 $54.12 1813 11/4/1937 3/9/1981 $829.22 9.0000 $260.28 6124 12/24/1944 3/1/1982 $855.02 8.0000 $188.76 5230 6/22/1951 8/25/1982 $1,391.58 7.0000 $530.28 3769 5/15/1951 8/31/1983 $962.65 6.0000 $184.08 9647 5/12/1954 7/12/1982 $1,886.96 7.0000 $668.16 7948 3/12/1956 8/23/1987 $1,668.03 2.0000 $173.76 7278 9/3/1960 3/22/1979 $1,502.70 11.0000 $698.16 3227 11/27/1960 5/13/1987 $1,416.35 3.0000 $198.00 8111 4/15/1957 6/4/1984 $1,183.54 5.0000 $217.80 5845 6/5/1957 8/14/1988 $1,689.48 3.0000 $209.52 6103 1/7/1957 7/11/1988 $1,332.58 1.0000 $67.68 7206 10/31/1957 12/2/1986 $972.55 3.0000 $99.48 2203 9/7/1963 6/20/1988 $1,453.99 1.0000 $78.96 4510 4/14/1959 6/24/1980 $1,233.23 6.0000 $229.08 8749 4/18/1959 8/24/1987 $850.59 2.0000 $43.80 B-80 Last Four Digits of Social Security Number Date of Birth Date of Hire Monthly Final Average Pay 11/30/1989 Credited Service 11/30/1989 Annual Accrued Benefit 4272 11/5/1961 5/21/1987 $1,798.55 3.0000 $252.12 4943 8/21/1960 10/5/1987 $1,054.85 2.0000 $92.28 7546 10/13/1968 5/28/1987 $1,180.64 3.0000 $126.48 8064 10/13/1968 5/17/1987 $1,205.45 3.0000 $138.60 0557 8/7/1966 1/27/1986 $1,049.91 4.0000 $94.80 2496 6/13/1968 7/22/1987 $1,328.24 2.0000 $108.24 3209 5/15/1967 3/15/1987 $1,261.42 3.0000 $138.24 4116 2/16/1965 11/4/1987 $1,530.45 2.0000 $174.72 6201 8/28/1968 8/3/1988 $1,469.85 1.0000 $61.80 6066 1/22/1934 7/9/1963 $1,288.43 26.3333 $1,148.76 3791 9/8/1934 4/25/1960 $1,006.53 30.0000 $861.84 7922 5/7/1935 5/28/1962 $1,072.57 28.0000 $815.16 5352 2/22/1945 9/29/1986 $2,785.05 3.0000 $909.60 5392 7/2/1943 11/4/1987 $1,572.21 2.0000 $353.28 6046 8/18/1944 3/2/1987 $1,039.60 3.0000 $158.52 6342 3/18/1945 10/22/1986 $1,394.18 3.0000 $275.40 0704 4/14/1943 2/3/1982 $1,684.60 8.0000 $1,201.68 3179 6/17/1945 8/11/1988 $1,754.03 1.0000 $135.24 3414 9/30/1944 11/16/1986 $1,158.00 3.0000 $152.64 0415 3/12/1946 9/14/1987 $773.30 1.0000 $19.20 4244 4/9/1945 4/21/1986 $2,701.72 4.0000 $1,122.00 2629 11/24/1946 4/23/1987 $1,339.86 3.0000 $313.80 4119 8/11/1948 9/28/1986 $2,140.87 3.0000 $543.00 4746 12/30/1947 8/11/1986 $1,792.72 3.0000 $403.68 2658 7/9/1948 4/27/1987 $1,008.19 3.0000 $155.16 4046 3/17/1947 4/22/1986 $1,198.03 4.0000 $319.44 8140 1/14/1946 11/12/1986 $939.23 3.0000 $117.72 9652 4/23/1945 8/21/1988 $1,075.33 1.0000 $66.60 9709 11/11/1950 11/1/1985 $4,342.70 4.0000 $1,940.64 0067 9/22/1949 12/29/1986 $2,154.44 3.0000 $540.36 0512 1/6/1950 9/15/1986 $2,356.89 3.0000 $597.72 2019 8/17/1949 6/19/1988 $1,729.63 1.0000 $168.00 3761 9/26/1952 8/16/1971 $1,556.03 18.2500 $1,193.52 8347 5/28/1957 2/15/1989 $2,638.68 1.0000 $200.88 2045 6/5/1959 8/25/1988 $1,247.53 1.0000 $67.44 3598 12/19/1958 2/5/1987 $1,292.48 3.0000 $169.56 4637 8/9/1960 7/22/1987 $1,280.31 2.0000 $114.96 6689 4/3/1965 6/1/1987 $902.39 3.0000 $54.00 9181 1/29/1962 8/23/1987 $1,129.77 2.0000 $78.96 1446 3/16/1960 7/30/1987 $1,220.07 2.0000 $100.08 5300 12/31/1963 5/21/1986 $763.17 4.0000 $73.20 6003 2/5/1963 10/1/1985 $1,137.14 4.0000 $171.96 3932 5/25/1963 9/28/1987 $1,968.93 2.0000 $191.04 8190 4/1/1961 5/28/1986 $1,188.95 4.0000 $148.08 8202 7/4/1961 12/11/1986 $1,495.31 3.0000 $179.76 9212 11/7/1966 1/24/1987 $1,387.91 3.0000 $163.08 8247 9/28/1963 11/20/1986 $1,474.98 3.0000 $195.00

B-81 Last Four Digits of Social Security Number Date of Birth Date of Hire Monthly Final Average Pay 11/30/1989 Credited Service 11/30/1989 Annual Accrued Benefit 0424 9/16/1964 8/19/1987 $1,104.33 2.0000 $97.08 1500 2/27/1967 10/9/1986 $1,822.83 3.0000 $232.80 6600 6/25/1967 11/10/1986 $1,164.11 3.0000 $122.88 0362 1/20/1968 7/20/1988 $998.70 1.0000 $26.16 7705 4/2/1940 12/13/1984 $5,096.88 5.0000 $3,831.36 3233 1/24/1942 9/20/1982 $1,281.58 7.0000 $651.24 3704 2/15/1941 9/7/1987 $2,206.83 2.0000 $435.24 0485 5/12/1942 11/1/1987 $1,597.93 2.0000 $383 16 8315 10/18/1945 3/16/1981 $1,969.29 9.0000 $1,204.32 2288 2/7/1946 10/6/1986 $2,171.88 3.0000 $568.68 3613 6/7/1949 10/22/1986 $1,340.82 3.0000 $257.52 9937 3/21/1949 7/22/1987 $1,435.11 2.0000 $209.04 2970 9/2/1953 11/3/1986 $1,076.64 3.0000 $137.52 3129 5/19/1945 11/19/1986 $935.16 3.0000 $143.28 3541 5/27/1956 8/5/1987 $1,503.73 2.0000 $167.88 3694 3/29/1962 2/11/1987 $1,226.40 3.0000 $129.36 3702 1/29/1955 8/27/1986 $1,771.16 3.0000 $318.12 9216 11/10/1956 11/10/1986 $1,283.69 3.0000 $147.72 3043 9/29/1955 1/5/1989 $1,274.57 1.0000 $62.40 3176 10/14/1955 7/25/1988 $1,298.05 1.0000 $62.40 4130 3/18/1957 1/14/1987 $1,468.14 3.0000 $215.88 4605 8/16/1956 8/27/1986 $1,211.04 3.0000 $119.76 8858 9/23/1962 1/19/1987 $3,237.77 3.0000 $668.04 4986 6/24/1957 11/17/1986 $1,053.38 10.0000 $278.40 5481 8/9/1958 5/31/1987 $1,100.74 6.0000 $179.16 8977 7/19/1957 7/9/1987 $3,295.28 1.0000 $312.12 6212 10/13/1958 1/14/1987 $1,638.03 3.0000 $254.76 7885 10/2/1959 9/23/1987 $1,305.11 2.0000 $129.24 8716 1/4/1967 10/29/1986 $1,645.92 3.0000 $181.44 4503 5/23/1963 10/13/1986 $1,507.98 3.0000 $180.96 8137 9/9/1962 7/23/1986 $924.21 3.0000 $74.40 8693 1/6/1956 6/10/1986 $824.42 3.0000 $64.44 2270 1/5/1965 5/17/1987 $1,523.12 3.0000 $198.72 8329 8/17/1963 7/31/1984 $1,452.55 5.0000 $313.32 1834 3/3/1962 8/3/1982 $1,113.99 7.0000 $215.28 9038 6/6/1964 6/19/1986 $962.87 3.0000 $83.40 852 10/7/1962 11/25/1986 $1,577.30 3.0000 $179.52 7749 7/9/1967 3/11/1987 $1,437.53 3.0000 $172.56 3606 10/13/1930 2/15/1978 $1,530.42 12.0000 $1,196.88 219 11/9/1936 8/18/1986 $1,504.96 3.0000 $350.28 8253 3/31/1947 1/26/1987 $1,846.42 3.0000 $490.92 8648 10/13/1946 3/19/1987 $1,297.34 3.0000 $280.20 9201 12/22/1946 9/17/1982 $1,444.79 7.0000 $593.64 9255 2/6/1947 9/2/1986 $1,722.63 3.0000 $348.12 9287 4/16/1946 10/19/1966 $881.59 23.0833 $540.00 7921 1/26/1948 10/16/1986 $1,308.30 3.0000 $203.64 8612 5/2/1948 11/11/1987 $946.60 2.0000 $102.48 B-82 Last Four Digits of Social Security Number Date of Birth Date of Hire Monthly Final Average Pay 11/30/1989 Credited Service 11/30/1989 Annual Accrued Benefit 532 4/5/1950 10/13/1986 $4,220.12 3.0000 $1,499.40 0317 6/30/1953 11/16/1986 $1,393.29 3.0000 $216.00 0491 4/2/1951 4/26/1973 $1,073.73 17.0000 $608.52 0970 6/15/1951 5/7/1987 $1,259.55 3.0000 $254.40 1308 11/23/1953 7/29/1985 $1,074.53 11.0000 $292.80 4709 2/5/1955 4/14/1987 $904.41 3.0000 $100.32 5106 6/8/1960 2/8/1987 $1,361.93 3.0000 $200.64 5450 11/22/1954 11/4/1980 $1,067.08 9.0000 $366.36 5525 10/23/1958 3/16/1987 $1,270.00 3.0000 $194.16 8489 7/3/1961 7/12/1977 $1,516.44 12.0000 $745.20 9505 11/3/1965 9/4/1986 $1,847.70 3.0000 $238.68 5461 3/14/1963 8/31/1986 $1,211.93 3.0000 $124.20 0892 7/24/1960 6/19/1978 $1,207.63 11.0000 $490.80 6970 5/24/1968 7/19/1987 $1,306.57 2.0000 $87.00 0610 5/21/1960 9/14/1987 $1,167.03 2.0000 $136.32 2493 1/20/1966 5/12/1986 $1,383.99 4.0000 $230.52 3805 8/13/1964 7/22/1987 $1,316.05 2.0000 $125.76 4237 3/3/1964 5/13/1987 $1,287.87 3.0000 $148.80 9893 2/19/1965 11/30/1986 $1,322.30 3.0000 $140.64 4265 9/18/1961 7/13/1986 $1,313.96 3.0000 $126.48 4860 10/4/1964 11/20/1986 $1,093.74 3.0000 $114.72 1736 7/29/1963 3/2/1987 $1,705.41 3.0000 $211.68 4578 8/26/1965 11/28/1983 $913.51 6.0000 $108.00 5632 3/3/1965 5/24/1987 $1,255.80 3.0000 $143.76 5634 1/7/1962 9/4/1986 $1,464.03 3.0000 $180.96 5889 5/16/1964 4/23/1987 $1,537.75 3.0000 $219.96 8363 3/13/1967 6/19/1985 $1,041.47 4.0000 $145.68 4961 2/19/1966 8/16/1987 $1,264.32 2.0000 $112.80 8209 5/27/2028 10/21/1986 $916.24 3.0000 $104.88 0067 4/4/1968 6/16/1986 $769.65 3.0000 $76.08 2084 5/13/1935 11/1/1977 $1,287.61 13.0000 $1,540.80 0461 4/4/1939 2/11/1986 $903.02 4.0000 $265.44 0899 5/1/1933 5/28/1959 $1,684.37 30.1666 $2,546.52 1326 10/5/1942 1/23/1987 $1,379.68 3.0000 $322.44 2368 4/11/1943 1/1/1981 $4,173.09 9.0000 $4,658.40 1681 3/6/1943 10/27/1986 $1,037.01 3.0000 $141.72 1804 12/6/1942 9/28/1987 $1,827.75 2.0000 $298.32 0220 7/22/1949 4/6/1988 $2,121.47 2.0000 $404.40 1327 12/14/1944 10/5/1966 $1,765.15 23.0833 $1,839.60 5167 9/16/1946 8/22/1988 $894.99 1.0000 $52.20 5336 9/15/1948 7/6/1987 $6,032.45 2.0000 $1,900.44 6692 8/17/1950 10/29/1986 $1,575.90 3.0000 $297.96 5290 12/4/1947 8/19/1970 $1,915.37 19.2500 $1,788.48 3908 2/18/1950 11/3/1986 $1,311.19 3.0000 $237.48 3119 8/8/1956 10/20/1986 $3,599.70 3.0000 $930.96 5779 12/23/1955 12/1/1986 $1,930.17 3.0000 $326.76 6605 5/26/1957 7/27/1987 $1,433.38 2.0000 $141.00

B-83 Last Four Digits of Social Security Number Date of Birth Date of Hire Monthly Final Average Pay 11/30/1989 Credited Service 11/30/1989 Annual Accrued Benefit 7436 3/16/1958 7/18/1988 $961.14 1.0000 $39.00 8326 7/11/1966 2/22/1987 $1,534.47 3.0000 $183.48 5559 3/29/1955 11/9/1977 $1,039.43 12.0000 $343.68 2129 1/2/1959 7/26/1987 $1,628.75 2.0000 $148.44 6111 10/30/1963 4/26/1987 $1,332.46 3.0000 $153.36 1985 10/5/1965 5/7/1987 $1,389.83 3.0000 $162.60 6003 3/4/1959 8/10/1987 $840.50 2.0000 $45.36 6029 10/28/1958 10/31/1977 $1,062.24 12.0000 $340.20 0042 5/5/1963 8/28/1988 $1,359.62 1.0000 $63.12 4288 12/13/1960 10/23/1986 $1,250.97 3.0000 $117.72 7082 5/3/1963 11/11/1986 $1,167.76 3.0000 $110.40 5505 4/3/1933 5/20/1987 $1,762.55 3.0000 $363.96 1279 1/26/1969 7/25/1988 $844.16 1.0000 $18.00 830 1/30/1935 7/10/1978 $1,041.01 11.0000 $603.24 9566 2/19/1936 9/12/1967 $1,107.14 22.1666 $902.40 1938 12/18/1937 9/12/1983 $955.97 6.0000 $214.80 5179 8/20/1937 11/13/1978 $1,093.02 11.0000 $856.20 546 2/14/1944 9/28/1987 $2,017.58 2.0000 $341.40 5097 7/12/1945 5/23/1975 $1,195.79 15.0000 $855.84 6338 5/29/1946 8/14/1988 $1,181.65 1.0000 $82.20 5175 9/21/1947 1/9/1978 $1,553.27 12.0000 $1,048.08 0611 6/29/1952 8/17/1987 $1,870.41 2.0000 $255.12 5841 12/7/1959 4/25/1988 $2,016.70 2.0000 $250.44 5039 11/30/1955 12/12/1986 $1,688.69 3.0000 $356.16 4014 12/24/1962 12/3/1986 $1,568.25 3.0000 $187.56 2807 1/17/1964 5/17/1987 $1,519.61 3.0000 $203.28 1708 3/13/1965 6/2/1988 $1,397.04 1.0000 $58.80 2637 4/20/1958 11/20/1986 $1,294.39 3.0000 $130.32 6768 4/30/1960 9/2/1986 $1,607.85 3.0000 $180.84 6826 12/18/1963 9/25/1986 $1,321.39 3.0000 $164.04 3085 8/3/1959 10/13/1986 $1,690.84 3.0000 $244.44 1556 6/19/1967 4/19/1988 $1,460.35 2.0000 $182.40 3637 12/10/1962 1/16/1986 $1,616.87 4.0000 $384.36 6095 8/19/2023 2/22/1982 $1,201.40 8.0000 $586.92 4543 2/4/1964 8/8/1988 $1,070.53 1.0000 $50.04 7761 10/30/1967 9/28/1987 $1,371.37 2.0000 $117.84 5467 7/12/1963 12/1/1986 $1,037.59 2.0000 $51.72 0658 9/20/1965 8/18/1988 $1,128.69 1.0000 $49.32 4841 10/26/1967 6/24/1986 $1,336.77 3.0000 $141.36 5761 2/26/1967 8/13/1987 $1,184.66 2.0000 $80.76 9482 1/12/1935 3/23/1987 $2,644.07 3.0000 $853.56 9799 11/3/1937 7/13/1967 $1,204.00 22.3333 $1,279.56 5330 5/31/1942 5/17/1987 $1,243.58 3.0000 $321.96 6363 10/19/1940 10/18/1982 $1,512.85 7.0000 $594.00 2839 7/24/1944 8/7/1979 $990.76 9.0000 $375.12 4739 1/11/1941 5/27/1987 $1,004.57 3.0000 $175.20 7787 11/23/1945 9/6/1983 $1,413.44 6.0000 $512.64 B-84 Last Four Digits of Social Security Number Date of Birth Date of Hire Monthly Final Average Pay 11/30/1989 Credited Service 11/30/1989 Annual Accrued Benefit 7405 1/24/1948 8/29/1990 $849.57 3.0000 $174.12 0061 9/1/1946 5/1/1980 $2,862.15 10.0000 $2,503.56 4667 4/20/1950 8/17/1987 $2,819.61 2.0000 $566.64 9971 7/16/1949 5/18/1987 $880.79 3.0000 $93.60 0871 1/25/1948 7/31/1967 $2,721.61 22.3333 $3,466.20 1167 10/16/1949 5/31/1987 $1,414.96 3.0000 $342.12 1273 5/30/1949 9/22/1988 $1,328.10 1.0000 $117.24 296 12/29/1951 9/16/1987 $889.84 2.0000 $75.36 7598 6/14/1953 1/10/1984 $1,323.08 16.2500 $985.68 8011 6/6/1953 11/17/1988 $1,214.59 1.0000 $94.92 8918 7/27/1950 10/7/1986 $2,055.12 3.0000 $466.32 9407 1/26/1952 2/28/1978 $1,642.20 15.3333 $1,127.88 9648 2/6/1952 11/16/1986 $1,557.37 3.0000 $308.40 0666 11/27/1959 10/4/1983 $1,308.51 6.0000 $237.48 5938 8/12/1952 8/29/1983 $885.78 6.0000 $162.60 3978 8/31/1955 7/29/1986 $844.54 3.0000 $93.84 4290 11/10/1956 5/18/1987 $1,663.63 3.0000 $276.84 7919 6/22/1957 1/11/1987 $1,192.43 3.0000 $54.00 8046 3/15/1955 6/29/1988 $1,251.79 1.0000 $76.56 8220 1/16/1957 8/25/1986 $1,225.80 3.0000 $136.80 9031 1/16/1958 9/22/1987 $1,224.69 2.0000 $157.08 9421 7/16/1958 1/23/1987 $1,604.53 3.0000 $209.64 1568 9/1/1963 10/21/1982 $1,982.60 7.0000 $660.60 2193 6/14/1958 6/9/1983 $1,558.86 6.0000 $497.64 5075 9/29/1961 7/29/1985 $1,068.10 4.0000 $116.40 8228 11/3/1964 3/11/1987 $1,594.02 3.0000 $193.80 3046 11/19/1964 9/14/1987 $904.05 2.0000 $40.08 3555 10/11/1962 11/3/1986 $1,154.58 3.0000 $104.04 8254 12/13/1966 8/27/1986 $927.96 3.0000 $54.00 6544 2/16/1960 1/11/1987 $1,823.15 3.0000 $243.36 0571 7/29/1961 8/5/1987 $1,132.06 2.0000 $90.96 0120 10/13/1961 10/17/1985 $1,416.63 4.0000 $245.88 8840 2/9/1961 1/11/1987 $1,614.90 3.0000 $257.28 6523 12/10/1962 8/7/1988 $1,338.92 1.0000 $70.80 3562 4/10/1963 1/8/1987 $1,514.22 3.0000 $200.64 9761 5/24/1963 6/24/1985 $1,428.07 4.0000 $247.20 0027 12/1/1964 11/2/1986 $1,656.82 3.0000 $229.80 0308 1/6/1965 9/14/1988 $1,610.69 4.0000 $286.68 4284 1/21/2027 5/25/1961 $1,094.19 29.0000 $1,771.32 2167 3/14/1966 5/24/1988 $942.85 2.0000 $58.32 2005 9/28/2028 3/17/1981 $1,152.58 9.0000 $562.32 1641 11/11/1965 6/23/1986 $1,160.79 3.0000 $120.36 0036 1/5/1935 11/18/1986 $1,471.39 3.0000 $325.44 0144 7/25/1934 7/21/1986 $981.05 3.0000 $120.60 2114 6/6/1939 8/25/1986 $1,930.35 3.0000 $488.76 5173 3/8/1937 11/30/1986 $1,315.69 3.0000 $238.68 9056 12/12/1941 7/21/1986 $1,233.43 3.0000 $261.96

B-85 Last Four Digits of Social Security Number Date of Birth Date of Hire Monthly Final Average Pay 11/30/1989 Credited Service 11/30/1989 Annual Accrued Benefit 0857 5/7/1941 10/18/1982 $1,149.89 7.0000 $525.00 2126 3/9/1941 9/7/1986 $2,102.95 3.0000 550.32 9145 9/19/1942 11/13/1986 $2,179.82 3.0000 $709.92 8130 6/2/1945 4/8/1974 $1,134.34 16.0000 $743.76 7539 5/17/1948 8/22/1973 $1,041.04 8.4166 $416.88 8309 2/29/1948 8/25/1986 $1,137.49 3.0000 $162.12 8414 7/17/1948 8/3/1981 $1,107.14 8.0000 $539.16 0455 10/19/1948 7/13/1988 $1,256.51 1.0000 $90.36 1065 2/20/1955 9/25/1986 $1,528.20 3.0000 $213.36 1457 11/12/1951 5/13/1987 $1,382.81 3.0000 $272.16 1670 1/17/1952 7/20/1988 $1,071.73 1.0000 $53.64 0140 8/6/1953 9/2/1986 $2,071.06 2.0000 $289.20 0335 8/19/1951 12/7/1986 $1,480.16 3.0000 $242.88 0618 10/2/1951 11/24/1986 $1,018.63 3.0000 $143.28 0710 5/30/1954 7/17/1985 $1,203.99 4.0000 $187.32 1257 5/27/1954 7/17/1977 $2,028.65 12.0000 $1,192.68 2116 3/21/1959 8/7/1988 $1,674.88 1.0000 $121.08 5530 1/12/1954 8/11/1986 $1,200.49 3.0000 $171.48 6220 7/25/1949 11/16/1986 $1,527.69 3.0000 $283.80 8825 2/8/1954 10/15/1986 $1,407.92 3.0000 $233.16 0853 1/17/1957 8/25/1986 $1,235.01 3.0000 $130.32 1311 12/22/1955 2/18/1976 $1,123.99 14.0000 $612.96 1364 3/7/1955 7/20/1988 $1,298.78 1.0000 $80.16 1644 3/22/1956 8/8/1984 $1,576.90 4.0000 $324.24 1720 7/30/1955 2/11/1987 $1,095.67 3.0000 $150.72 1887 1/12/1959 1/27/1983 $1,871.89 7.0000 $587.04 2228 5/31/1953 8/31/1982 $968.39 7.0000 $237.84 4765 1/27/1962 9/21/1987 $672.59 2.0000 $36.00 5122 12/19/1956 5/7/1986 $1,402.65 4.0000 $270.36 5410 5/18/1958 1/12/1987 $1,033.85 3.0000 $124.32 7319 1/8/1960 3/8/1987 $1,139.47 3.0000 $95.16 7457 12/11/1958 9/28/1979 $1,349.39 10.0000 $447.60 8846 10/11/1960 5/13/1987 $1,312.65 3.0000 $212.16 8862 12/20/1959 9/11/1985 $1,010.70 4.0000 $129.84 3285 9/16/1957 9/14/1987 $1,030.86 2.0000 $76.44 1602 5/24/1961 1/6/1986 $1,288.69 4.0000 $198.60 3885 3/3/1962 6/17/1986 $1,246.62 3.0000 $128.16 9354 1/28/1966 6/3/1987 $1,532.57 2.0000 $124.32 4719 10/18/1961 7/30/1987 $1,260.95 2.0000 $117.84 8902 7/3/1963 8/27/1986 $1,198.90 3.0000 $117.84 8919 5/10/1961 7/21/1986 $1,366.82 3.0000 $181.32 8964 7/3/1963 11/18/1986 $1,078.54 3.0000 $93.00 0574 10/4/1963 10/20/1986 $1,582.99 3.0000 $214.92 4680 6/8/1961 8/11/1986 $1,197.10 3.0000 $150.96 6467 2/27/1960 10/16/1978 $1,095.25 9.0000 $316.32 8087 11/20/1963 8/25/1986 $1,411.46 3.0000 $131.64 0189 10/25/1963 8/5/1987 $1,023.37 2.0000 $73.92 B-86 Last Four Digits of Social Security Number Date of Birth Date of Hire Monthly Final Average Pay 11/30/1989 Credited Service 11/30/1989 Annual Accrued Benefit 6902 1/19/1967 10/12/1986 $1,494.18 3.0000 $161.04 0805 11/15/1966 11/17/1986 $834.31 3.0000 $70.80 2447 7/4/1933 7/21/1986 $975.88 3.0000 $107.16 6217 11/18/1939 3/14/1977 $794.96 20.3333 $365.88 1136 8/15/1938 1/19/1987 $1,256.59 3.0000 $242.76 2164 8/4/1941 1/18/1987 $1,373.64 3.0000 $327.60 4034 5/6/1944 10/14/1979 $1,614.67 10.0000 $1,042.80 9755 5/20/1941 7/22/1987 $1,231.47 2.0000 $200.04 0489 8/21/1949 10/20/1986 $1,535.26 3.0000 $286.44 0721 5/9/1947 8/8/1977 $2,784.44 12.0000 $2,617.80 2341 8/12/1944 8/10/1987 $1,884.04 2.0000 $352.92 1834 4/18/1951 5/27/1986 $1,282.65 4.0000 $280.68 1953 1/27/1952 5/17/1984 $1,012.50 6.0000 $248.76 4519 5/24/1953 7/7/1975 $3,921.80 14.3333 $4,135.80 7860 6/5/1954 7/28/1975 $1,832.20 14.3333 $1,063.68 0378 1/30/1956 10/25/1982 $1,193.60 12.0000 $408.60 1015 6/30/1956 5/16/1983 $783.75 7.0000 $126.00 2545 10/28/1954 1/21/1982 $1,113.49 8.0000 $275.76 2860 3/16/1956 10/1/1986 $1,720.69 3.0000 $277.32 3510 11/25/1956 8/25/1986 $1,331.94 3.0000 $255.72 3705 9/4/1957 8/23/1987 $1,262.80 2.0000 $117.96 4037 7/30/1957 10/12/1986 $1,888.34 3.0000 $350.64 7800 8/1/1956 12/30/1986 $1,293.37 3.0000 $159.72 8274 6/28/1964 2/15/1987 $1,746.77 3.0000 $235.80 8298 1/23/1966 10/29/1987 $1,126.28 2.0000 $69.96 8615 7/20/1959 2/16/1987 $1,341.39 3.0000 $169.80 3315 8/18/1960 11/24/1986 $982.36 3.0000 $89.88 2601 9/23/1958 9/4/1986 $1,333.78 3.0000 $360.84 9723 6/21/1957 5/21/1987 $1,257.20 3.0000 $172.20 0901 3/11/1958 4/11/1988 $1,211.47 3.0000 $158.04 2525 10/29/1967 11/16/1986 $1,273.65 3.0000 $105.72 5342 2/16/1960 1/25/1987 $1,144.02 3.0000 $115.68 0804 5/29/1962 7/9/1981 $1,240.10 8.0000 $284.04 1489 4/23/1961 10/22/1986 $1,368.95 3.0000 $161.52 8277 5/16/1963 8/6/1986 $1,055.59 2.0000 $36.84 5425 3/19/1964 11/17/1988 $1,212.60 1.0000 $83.28 8242 10/20/1966 4/23/1987 $1,724.05 3.0000 $201.84 8979 9/6/2029 9/25/1986 $1,337.88 3.0000 $455.64 7711 9/14/1968 11/25/1986 $883.38 3.0000 $136.32 8445 6/7/1967 9/20/1987 $1,267.43 2.0000 $77.40 2979 1/25/1966 7/30/1987 $1,163.99 2.0000 $93.12 2950 1/28/1945 9/19/1979 $933.31 8.4166 $400.56 1616 3/22/1946 4/21/1981 $1,311.60 9.0000 $625.44 2944 9/11/1946 1/18/1987 $1,358.50 3.0000 $322.92 0519 7/31/1951 10/19/1987 $5,677.68 2.0000 $1,552.20 5210 12/22/1948 8/10/1988 $8,579.11 1.0000 $1,500.24 8288 3/17/1948 1/10/1972 $1,944.57 18.0000 $1,663.44

B-87 Last Four Digits of Social Security Number Date of Birth Date of Hire Monthly Final Average Pay 11/30/1989 Credited Service 11/30/1989 Annual Accrued Benefit 3763 6/24/1949 3/3/1986 $3,965.39 4.0000 $1,832.64 566 8/22/1961 9/29/1986 $906.81 3.0000 $67.20 5567 4/24/1961 1/11/1987 $1,489.49 3.0000 $189.72 2343 11/29/1965 8/26/1986 $1,005.03 3.0000 $90.60 6325 10/16/1965 4/27/1987 $946.38 3.0000 $90.48 4983 6/3/1968 1/22/1987 $1,428.37 3.0000 $235.20 5476 3/28/1967 12/7/1986 $1,575.07 3.0000 $187.92 8654 6/16/1968 7/28/1986 $1,401.77 3.0000 $138.72 0407 8/8/1967 8/30/1987 $1,088.45 2.0000 $60.96 270 10/7/1938 7/16/1963 $1,211.34 26.3333 $1,322.52 8430 12/1/1941 5/25/1959 $2,217.31 31.0000 $2,754.24 9007 12/26/1941 5/22/1980 $916.65 10.0000 $551.52 4870 9/4/1940 5/2/1983 $2,263.48 7.0000 $1,465.56 4732 8/6/1946 7/29/1968 $2,016.42 21.3333 $2,206.56 0046 6/1/1946 8/22/1978 $1,407.72 11.0000 $874.80 012 9/16/1948 11/21/1988 $3,864.35 1.0000 $637.80 3158 11/30/1950 6/3/1968 $3,793.82 21.4166 $5,258.04 3994 3/17/1949 3/9/1987 $1,815.71 3.0000 $459.48 4316 9/13/1950 9/11/1986 $1,879.96 3.0000 $408.24 5285 8/2/1950 8/11/1987 $1,104.17 2.0000 $122.52 3232 4/13/1952 12/12/1979 $2,203.67 10.0000 $1,277.40 3753 5/6/1952 1/11/1987 $1,676.73 3.0000 $327.48 9395 11/19/1951 9/4/1986 $1,519.90 3.0000 $247.92 262 9/6/1954 3/2/1975 $1,275.19 15.0000 $672.24 6824 6/8/1955 8/25/1988 $1,231.10 1.0000 $83.04 0107 12/18/1955 11/2/1986 $1,518.31 3.0000 $223.08 0941 1/16/1955 6/11/1986 $1,634.19 3.0000 $260.88 1068 3/30/1956 8/23/1983 $760.35 5.0000 $143.28 256 8/7/1954 12/1/1986 $1,099.10 3.0000 $130.44 7999 3/19/1957 5/22/1984 $1,253.49 8.0000 $382.68 1607 9/30/1959 5/24/1982 $1,429.57 8.0000 $411.24 8125 4/15/1962 8/17/1987 $1,097.18 2.0000 $76.44 3930 10/27/1967 4/23/1987 $1,679.20 3.0000 $208.08 4057 7/16/1969 8/27/1987 $1,286.28 2.0000 $84.36 3081 9/1/1947 7/21/1986 $1,155.62 3.0000 $207.60 1402 10/12/1942 1/14/1987 $1,188.36 3.0000 $54.00 2957 10/12/1947 8/22/1988 $3,365.72 1.0000 $426.24 5382 5/25/1949 11/8/1973 $1,535.73 16.0000 $1,092.84 1926 8/1/1941 7/29/1980 $1,508.86 9.0000 $1,009.92 2711 2/18/1953 10/22/1986 $1,584.76 3.0000 $271.32 5840 2/8/1956 10/6/1980 $1,809.47 9.0000 $801.84 6679 11/16/1943 11/3/1986 $989.15 3.0000 $113.76 6854 3/24/1949 8/24/1987 $1,098.45 2.0000 $122.16 632 11/27/1961 5/14/1987 $2,456.78 3.0000 $448.20 2645 10/7/1939 5/21/1980 $1,537.92 10.0000 $1,342.92 4155 5/31/1947 6/23/1986 $1,200.61 3.0000 $262.92 0375 11/18/1945 10/17/1988 $6,050.32 1.0000 $959.76 B-88 Last Four Digits of Social Security Number Date of Birth Date of Hire Monthly Final Average Pay 11/30/1989 Credited Service 11/30/1989 Annual Accrued Benefit 4027 5/16/1939 10/11/1983 $1,209.95 6.0000 $477.48 0147 6/29/1936 4/21/1987 $1,038.27 3.0000 $165.72 107 4/16/1954 11/24/1986 $844.29 3.0000 $66.00 6831 8/23/1964 10/20/1986 $1,283.31 3.0000 $123.60 3937 2/3/1941 9/12/1983 $1,074.08 6.0000 $386.04 280 1/30/1955 7/9/1986 $776.96 3.0000 $54.00 349 3/14/1958 8/29/1983 $1,547.82 6.0000 $425.16 9353 8/11/1930 8/15/1978 $1,247.04 11.0000 $1,407.00 4835 12/4/1940 4/7/1986 $1,038.06 4.0000 $218.16 640 5/10/1947 1/6/1987 $2,033.55 3.0000 $588.00 0777 1/18/1951 9/14/1988 $1,284.09 3.0000 $220.32 9893 6/3/1932 8/25/1987 $896.57 2.0000 $83.52 2417 8/15/1930 9/12/1983 $1,279.39 6.0000 $523.08 4264 10/27/1939 7/28/1986 $3,640.79 3.0000 $1,367.40 9848 8/28/1961 11/4/1980 $1,771.79 9.0000 $646.80 8093 10/12/1967 7/25/1988 $1,050.00 1.0000 $44.52 8557 2/9/1968 6/3/1986 $1,051.60 3.0000 $78.96 1247 11/22/1943 7/16/1986 $743.00 3.0000 $75.24 976 9/9/1953 5/12/1975 $1,214.52 15.0000 $717.24 9041 8/6/1967 4/15/1987 $1,248.12 3.0000 $143.52 1394 10/22/1961 6/16/1986 $1,187.97 3.0000 $147.12 1134 10/16/1961 10/27/1987 $1,412.18 2.0000 $132.60 5210 12/20/1939 4/23/1981 $985.17 9.0000 $430.44 5868 5/16/1960 8/11/1987 $915.75 2.0000 $64.32 3731 1/17/1960 7/9/1986 $1,044.22 3.0000 $96.76 7404 11/30/1933 12/1/1988 $5,269.10 1.0000 $823.68 6902 3/11/1951 5/23/1983 $1,271.78 7.0000 $530.28 2741 12/4/1960 11/2/1987 $1,231.56 2.0000 $84.36 9790 10/10/1964 5/4/1987 $1,401.19 3.0000 $149.28 5110 8/28/1968 6/11/1986 $1,022.12 3.0000 $96.48 9496 6/21/1954 8/14/1985 $973.64 4.0000 $112.92 7276 4/12/1953 1/26/1984 $1,185.83 6.0000 $313.20 6420 7/23/1967 7/25/1988 $1,081.76 1.0000 $40.32 8181 3/9/1965 10/27/1982 $973.23 7.0000 $145.92 1754 10/29/1957 5/23/1988 $914.59 2.0000 $65.64 6695 1/16/1948 8/18/1982 $1,096.90 7.0000 $376.56 9305 8/8/1957 5/16/1988 $1,093.27 2.0000 $81.96 3885 4/15/1961 3/30/1987 $1,372.65 3.0000 $176.04 2493 9/30/1968 8/22/1988 $863.98 1.0000 $34.08 2472 12/11/1956 6/23/1986 $1,178.64 3.0000 $146.64 3504 1/24/1960 2/27/1980 $1,251.80 10.0000 $492.24 3746 11/9/1968 2/10/1987 $1,083.04 3.0000 $103.56 5547 3/16/1966 5/16/1988 $1,187.46 2.0000 $95.04 2427 1/26/1934 6/7/1976 $1,397.08 13.4166 $1,862.40 2175 1/11/1955 8/26/1985 $1,173.83 4.0000 $185.40 7738 10/9/1966 7/11/1984 $1,270.76 5.0000 $165.24 034 1/28/1963 1/18/1987 $1,219.00 3.0000 $118.44

B-89 Last Four Digits of Social Security Number Date of Birth Date of Hire Monthly Final Average Pay 11/30/1989 Credited Service 11/30/1989 Annual Accrued Benefit 3114 9/8/1961 3/12/1987 $1,086.99 3.0000 $133.56 7693 3/18/1966 10/5/1988 $1,301.20 1.0000 $75.12 0265 9/10/1951 3/2/1981 $5,760.62 9.0000 $5,709.48 6398 12/24/1933 1/14/1980 $1,093.18 10.0000 $550.20 9401 11/7/1939 6/16/1988 $932.49 1.0000 $62.64 7050 12/16/1947 1/2/1979 $2,664.95 8.4166 $1,834.44 5528 1/16/1961 2/10/1986 $1,198.58 4.0000 $228.96 7561 4/11/1962 8/8/1988 $1,017.47 4.0000 $100.92 790 2/1/1946 9/24/1987 $850.93 2.0000 $111.60 8498 6/25/1958 9/2/1987 $1,431.45 2.0000 $165.72 6705 12/4/1940 6/6/1987 $3,730.88 2.0000 $946 44 412 7/2/1939 10/4/1982 $1,278.98 7.0000 $713.16 0869 11/9/1933 8/6/1969 $940.68 20.2500 $818.40 3 12 10/16/1938 1/15/1979 $1,995.40 11.0000 $20,006.04 8629 7/14/1948 8/12/1985 $3,522.35 4.0000 $1,541.04 2979 11/12/1950 9/17/1986 $982.45 3.0000 $132.60 5259 6/17/1962 7/23/1990 $1,104.05 6.0000 $155.64 7826 6/24/1944 5/2/1988 $1,243.69 2.0000 $161.64 7385 5/15/1945 1/10/1983 $1,935.83 7.0000 $1,050.72 2673 10/1/1950 11/3/1986 $3,897.79 3.0000 $1,303.80 6350 2/6/1948 10/26/1970 $1,425.33 19.0833 $1,242.84 7875 2/4/1952 10/20/1986 $3,946.76 3.0000 $1,236.60 7611 2/27/1952 9/3/1986 $1,065.80 7.0000 $128.28 8903 3/31/1964 8/29/1988 $718.39 1.0000 $18.00 3024 10/18/1963 9/17/1986 $1,564.61 3.0000 $204.60 9294 9/4/1966 8/31/1987 $897.47 2.0000 $39.48 4919 8/9/1964 5/17/1987 $1,365.92 3.0000 $180.00 0847 1/4/1937 8/31/1987 $1,067.45 2.0000 $173.52 4466 6/22/1932 4/11/1974 $995.81 8.4166 $715.92 4130 6/8/1961 7/29/1987 $917.78 2.0000 $51.72 7861 7/21/1960 11/1/1979 $1,298.42 10.0000 $471.72 7084 6/12/1962 9/1/1988 $1,805.05 1.0000 $124.80 9583 10/1/1962 10/13/1986 $1,044.18 3.0000 $109.80 4397 1/29/1931 4/15/1978 $5,068.40 8.4166 $6,612.60 9844 3/4/1959 9/1/1982 $1,480.43 7.0000 $381.00 2768 8/24/1948 11/21/1988 $4,508.43 1.0000 $754.44 9072 11/26/1948 6/21/1976 $4,708.87 13.4166 $5,991.36 5492 8/15/1960 8/24/1988 $1,029.83 1.0000 $56.76 5610 5/14/1946 1/15/1979 $1,549.38 8.4166 $834.00 3184 10/3/1945 11/10/1986 $1,211.01 3.0000 $284.76 7210 12/4/1953 6/25/1985 $1,780.51 4.0000 $366.12 4045 8/11/1936 9/1/1977 $6,217.90 12.0000 $12,234.00 1669 9/18/1953 1/1/1989 $97,700.76 1.0000 $1,206.96 5225 4/8/1955 8/27/1981 $1,240.24 8.0000 $424.92 3022 12/17/1934 8/8/1984 $750.36 5.0000 $203.88 9624 5/28/1955 10/25/1974 $1,791.73 15.0833 $1,233.24 4559 7/18/1951 6/2/1986 $1,273.26 3.0000 $220.32 B-90 Last Four Digits of Social Security Number Date of Birth Date of Hire Monthly Final Average Pay 11/30/1989 Credited Service 11/30/1989 Annual Accrued Benefit 6878 11/15/1937 1/22/1987 $1,385.67 3.0000 $305.16 0099 1/8/1949 7/8/1985 $1,086.95 4.0000 $222.96 5212 7/12/1957 8/8/1977 $1,220.34 12.0000 $534.96 2151 9/20/1946 1/1/1988 $12,648.86 2.0000 $4,766.76 0873 5/13/1958 4/29/1987 $1,182.31 3.0000 $125.28 1588 3/26/1952 9/12/1978 $1,366.32 11.0000 $596.64 2030 5/15/1948 8/1/1985 $1,053.80 4.0000 $224.52 9200 7/7/1952 6/21/1988 $1,149.30 1.0000 $106.20 DM_US 58903067-6.076961.0011

C-1 SUPPLEMENT C Provisions Relating to Certain Former Participants of Champion Products, Inc. Retirement Plan C-1. Introduction. As reflected in Supplement A to the Hanesbrands Inc. Pension Plan (the “Plan”), effective as of the end of the day on December 31, 2005, certain assets and liabilities of the assets of the Sara Lee Consolidated Pension and Retirement Plan (the “SLC Plan”) were transferred to this Plan, as described in subsection 1.1 of the Plan. Participation and benefit accrual under this Plan were frozen effective as of the beginning of the day on January 1, 2006, as described more fully in the Plan, and the following provisions of this Supplement are subject to, and are to be interpreted consistently with, that freezing of participation and benefits. Champion Products, Inc. (“Champion”) previously maintained the Champion Products, Inc. Retirement Plan (the “Champion Plan”) and was a subsidiary of Sara Lee Corporation. Effective on or about July 1, 1993 (the “Merger Date”), the Champion Plan was merged into the SLC Plan. This Supplement C relates to participants in the Champion Plan prior to July 1, 1993 (the “Champion Participants”). As a result of the transfer of assets and liabilities from the SLC Plan to the Plan, benefits that were being paid or were eligible to be paid to or on behalf of Champion Participants shall be paid from the Plan on and after January 1, 2006, at the same time, and in the same manner and form as would have been paid under the Champion Plan and the SLC Plan, subject to the terms of the Plan as modified by this Supplement C. C-2. Participation. Each Champion Participant became a participant in the Plan on January 1, 2006. Eligibility and benefits for Champion Participants shall be determined under the Plan as modified by this Supplement. For purposes of eligibility, a Champion Participant shall be credited with all service for Champion. C-3. Amount of Champion Participant’s Benefit at Normal Retirement Date. At retirement under the Plan on or after Normal Retirement Date, a Champion Participant shall be entitled to a monthly benefit under the Plan, payable in the single life annuity form, consisting of the following: (a) A monthly Retirement Benefit determined under the SLBA Benefits Part of the SLC Plan, based upon such Participant’s Credited Service from and after July 1, 1993 as described in Section 5 of the Plan; plus (b) An additional amount of monthly benefit (the “Champion Benefit”), equal to the amount of monthly benefit accrued for such Participant under the Champion Plan as of June 30, 1993 in accordance with the provisions of the Champion Plan as in effect on that date. C-2 The amount of each Champion Participant’s Champion Benefit and credited service under the Champion Plan as of June 30, 1993 is set forth on the schedule attached to and forming a part of this Supplement; provided, however, if the Plan Administrator determines that any amount set forth in such schedule has been incorrectly calculated, for whatever reason, the correct amount shall be the amount payable or credited to such Participant, notwithstanding the inclusion of such incorrect amount on the schedule. In no event shall a Champion Participant’s accrued benefit be less than his or her accrued benefit under the Champion Plan as of June 30, 1993. C-4. Champion Participant’s Benefit at Early Commencement Date. If a Champion Participant becomes eligible to receive a monthly benefit under the Plan before Normal Retirement Date in accordance with subsection 5.3 or 5.5 of the Plan, such benefit shall include the amount of such Participant’s Champion Benefit. If any benefit becomes payable before such Participant attains age 65 years, the full amount of the Participant’s Champion Benefit determined pursuant to paragraph C-3 shall be reduced in accordance with subsection 5.3 of the Plan. C-5. Form of Payment of Champion Benefit. Subject to subsection 6.2 of the Plan, a Champion Participant’s full benefit determined under paragraph C-3 shall be payable in any form otherwise available to a Plan Participant with a Retirement Benefit, subject to the provisions of Section 6 of the Plan. For purposes of converting to an optional form of benefit, benefits shall be valued in accordance with the actuarial assumptions set forth in Tables I and II of the Plan; provided, however, that in no event shall a Champion Participant’s Champion Benefit as of June 30, 1993 (converted to an optional form of payment pursuant to Table I or II, as applicable) be less than the Champion Benefit as of June 30, 1993 (converted to an optional form of payment under the actuarial assumptions set forth in Exhibit I to this Supplement). C-6. Disability Retirement Benefit. A Champion Participant shall continue to be eligible for disability retirement benefits pursuant to Section 4.4 of the Champion Plan on and after the Merger Date. The amount of a Champion Participant’s disability retirement benefit shall be based on the Champion Participant’s entire benefit determined under paragraph C-3. For purposes of determining eligibility for a disability retirement benefit, a Champion Participant shall receive credit for service credited under the Plan on and after July 1, 1993. The amount of a Champion Participant’s disability retirement benefit determined under paragraph C-3(b) shall be payable as provided in Section 4.4 of the Champion Plan and without reduction for commencement before the Normal Retirement Date. The amount of a Champion Participant’s disability retirement benefit determined under paragraph C-3(a) shall be paid in the same form and at the same time as the disability retirement benefit described in the preceding sentence, but shall be reduced for commencement before the Normal Retirement Date pursuant to subsection 5.3 of the Plan and, if benefits commence before the Participant’s age 55, in accordance with the actuarial assumptions described in subsection 2.1 of the Plan. A Champion Participant’s disability benefit shall cease with the last monthly payment payable prior to such Participant’s death or recovery from disability, whichever is the earlier to occur.

C-3 C-7. Death Benefits. If a Champion Participant dies before payment of any benefit (including disability benefits) to which such Participant is entitled under this Supplement and the Plan, a death benefit, determined and payable in accordance with subsection 5.6 or 5.7, as applicable, of the Plan, and including such Participant’s Champion Benefit, shall be payable to such Participant’s surviving Spouse or beneficiary, as determined in accordance with subsection 5.6 or 5.7 of the Plan. C-8. Limitations. Except to the extent expressly provided herein, the benefits provided pursuant to this Supplement C for a Champion Participant on account of participation under the Champion Plan are subject to all of the terms and conditions of the Plan. Unless specified otherwise, terms used in this Supplement C which are defined in the Plan are intended to have the same meanings as given them in said Plan. C-4 EXHIBIT I TO SUPPLEMENT C Champion Plan Actuarial Assumptions Actuarial Equivalent shall be based on the following assumptions: I. Mortality Participants: UP-1984 Mortality Table Beneficiaries: UP-1984 Mortality Table set back three years A Participant eligible for Disability Retirement as defined in Section 3.4 of the Champion Plan shall be deemed to be age 65 regardless of his actual age. Participants and Beneficiaries who are older than age 65 shall be deemed to remain at their respective ages as of the date when the Participant attained age 65. II. Interest 6% per annum

C-5 SCHEDULE TO SUPPLEMENT C Champion Participants’ Benefits as of June 30, 1993 Champion Retirement Plan Last Four Digits of Social Security Number Employee Number Date of Birth Date of Hire 6/30/93 Credited Service 6/30/93 Annual Accrued Benefit 9606 19284 04/09/62 02/01/90 3.4167 $539.05 7744 35344 03/17/61 03/01/92 1.3333 $99.00 8609 3181 05/08/61 08/01/86 6.9167 $1,308.05 4921 34934 07/16/48 08/01/72 20.9167 $285.13 7110 6263 01/02/32 04/01/80 13.2500 $1,071.97 5338 4241 05/05/54 05/01/77 16.1667 $6,559.62 8336 10271 10/26/53 12/01/88 4.5833 $410.00 3052 11245 03/02/41 09/01/86 6.8333 $1,907.03 7761 10321 05/19/51 01/01/89 4.5000 $437.82 1684 16307 11/26/35 10/01/90 2.7500 $225.71 0896 5952 11/18/43 04/01/81 12.2500 $1,673.57 7154 34298 08/20/67 04/01/91 2.2500 $297.17 8325 24857 12/18/70 03/01/92 1.3333 $17.81 9264 13137 07/01/42 10/01/73 19.7500 $18,344.10 7114 9293 07/05/31 03/01/89 4.3333 $1,629.48 4862 33146 12/21/37 05/01/92 1.1667 $65.76 9836 13168 10/24/38 01/01/71 22.5000 $33,495.10 2488 5284 11/03/53 11/01/77 15.6667 $4,957.12 0599 24862 08/05/56 03/01/92 1.3333 $64.81 3396 3155 07/11/44 08/01/88 4.9167 $551.75 7698 15109 12/21/43 09/01/89 3.8333 $379.46 7449 0 10/01/35 01/01/79 14.5000 $18,761.89 1788 33140 04/03/44 04/01/92 1.2500 $24.09 0490 11423 10/01/52 11/01/87 5.6667 $1,915.57 2474 34304 08/15/58 05/01/91 2.1667 $1,929.82 4583 7851 06/03/46 02/01/88 5.4167 $4,684.05 6684 0 03/01/27 06/01/77 16.0833 $6,016.69 7322 4988 06/12/41 12/01/88 4.5833 $1,101.79 7400 17917 10/01/65 01/01/92 1.5000 $2.47 6275 1500 12/29/62 07/01/88 5.0000 $703.68 0334 12111 09/21/49 09/01/86 6.8333 $1,124.19 4990 17899 05/04/33 11/01/90 2.6667 $336.95 5714 7005 10/27/45 02/01/86 7.4167 $1,208.96 8988 246701 01/01/69 03/01/91 2.3333 $157.56 8900 13158 12/31/46 09/01/77 15.8333 $18,729.24 9115 10901 12/09/46 03/01/89 4.3333 $856.76 7465 3254 12/31/53 07/01/83 10.0000 $1,649.86 3694 27185 07/24/52 04/01/91 2.2500 $501.03 5118 27219 08/25/48 08/01/91 1.9167 $67.22 6334 5435 07/28/62 04/01/86 7.2500 $1,090.35 6415 7832 08/06/49 12/01/87 5.5833 $538.80 6440 297 09/02/59 11/01/88 4.6667 $463.86 6606 2231 04/01/49 04/01/83 10.2500 $1,316.22 6696 17196 03/10/49 09/01/90 2.8333 $172.68 6974 7907 01/13/52 08/01/80 12.9167 $2,720.65 7030 2223 11/18/50 08/01/69 23.9167 $2,938.82 7153 27123 08/19/53 12/01/90 2.5833 $218.08 7171 4125 11/18/50 01/01/70 23.5000 $6,891.21 9987 8145 03/08/51 09/01/86 6.8333 $839.88 6472 7833 11/09/64 12/01/87 5.5833 $1,626.38 8422 0 03/01/54 10/01/81 11.7500 $1,941.83 2223 6510 01/14/56 02/01/76 17.4167 $2,539.07 6245 2753 12/28/58 11/01/87 5.6667 $1,516.87 3836 9378 05/16/63 06/01/84 9.0833 $1,218.91 9479 7279 08/10/59 11/01/81 11.6667 $2,467.40 5243 8285 05/26/61 10/01/86 6.7500 $874.79 5343 3422 04/16/67 06/01/86 7.0833 $875.49 5024 0 11/01/68 02/01/87 6.4167 $604.64 1504 5028 10/21/29 09/01/70 22.8333 $2,859.71 8071 12034 06/24/52 03/01/86 7.3333 $2,993.96 5720 24787 03/31/55 09/01/91 1.8333 $80.94 4999 4869 01/02/59 06/01/78 15.0833 $398.08 8391 3176 12/05/58 05/01/84 9.1667 $1,715.10 4144 3322 07/14/60 09/01/88 4.8333 $588.91 C-6 Last Four Digits of Social Security Number Employee Number Date of Birth Date of Hire 6/30/93 Credited Service 6/30/93 Annual Accrued Benefit 7398 0 11/12/58 08/01/88 4.9167 $428.79 0451 3469 08/22/62 03/01/83 10.3333 $1,546.72 7351 3097 09/19/65 09/01/87 5.8333 $655.27 0083 24848 08/24/65 02/01/92 1.4167 $75.74 4105 24794 06/03/71 09/01/91 1.8333 $57.41 4576 1601 01/04/63 04/01/87 6.2500 $949.62 4602 34341 05/21/52 03/01/92 1.3333 $100.05 4893 2412 11/24/50 03/01/87 6.3333 $1,393.56 9818 7358 02/21/65 03/01/90 3.3333 $41.94 5616 8106 04/02/58 06/01/87 6.0833 $2,101.27 6103 27351 11/23/59 03/01/92 1.3333 $77.02 6159 1138 04/22/72 06/01/90 3.0833 $77.21 6257 15447 04/18/64 10/01/89 3.7500 $488.00 0112 1967 07/09/63 07/01/88 5.0000 $731.10 5031 0 05/23/64 04/01/85 8.2500 $860.62 6201 0 02/01/53 08/01/82 10.9167 $1,488.72 2297 5055 11/09/63 01/01/89 4.5000 $1,304.52 4216 0 05/01/30 08/01/64 28.9167 $32,819.89 5418 8094 11/17/34 02/01/88 5.4167 $1,169.60 6032 8890 08/27/32 11/01/70 22.6667 $5,002.37 6651 0 11/01/31 09/01/65 27.8333 $6,971.12 6688 7607 04/07/34 06/01/87 6.0833 $1,022.21 6769 3348 02/03/32 07/01/85 8.0000 $1,152.77 7188 137 06/09/31 02/01/83 10.4167 $1,577.14 3089 1670 05/24/35 04/01/81 12.2500 $1,629.69 4280 8095 09/10/34 06/01/72 21.0833 $3,193.84 7043 5608 07/08/64 08/01/85 7.9167 $1,062.77 1535 724 03/10/61 07/01/82 11.0000 $1,710.42 3384 0 09/01/63 07/01/82 11.0000 $1,184.28 8360 6190 10/05/54 01/01/80 13.5000 $2,588.04 1190 27239 03/01/67 09/01/91 1.8333 $87.78 2763 0 10/01/36 08/01/84 8.9167 $1,005.84 2909 13171 05/18/41 04/01/64 29.2500 $44,805.76 7475 325 06/08/40 10/01/59 33.7500 $5,581.88 8014 8761 05/07/42 02/01/73 20.4167 $2,874.38 8109 0 06/01/42 12/01/80 12.5833 $1,799.34 8198 8950 05/18/42 01/01/77 16.5000 $2,381.95 8417 15394 09/19/42 09/01/89 3.8333 $404.28 8523 99 06/22/40 03/01/88 5.3333 $564.52 8817 2533 09/05/41 11/01/75 17.6667 $2,567.72 6737 15590 09/29/60 02/01/90 3.4167 $498.32 7593 6889 02/02/59 08/01/85 7.9167 $1,177.99 7851 27319 05/20/70 11/01/91 1.6667 $76.38 9247 27109 03/26/65 11/01/90 2.6667 $231.37 3897 17251 07/13/68 10/01/90 2.7500 $418.45 6421 97 12/30/33 03/01/88 5.3333 $910.15 6444 299 11/24/34 04/01/88 5.2500 $512.57 9927 1687 09/15/33 05/01/79 14.1667 $1,809.62 8423 8692 11/12/40 01/01/72 21.5000 $8,204.36 2228 3860 08/08/44 12/01/74 18.5833 $23,044.37 3931 1606 09/14/43 07/01/68 25.0000 $4,741.90 5421 5084 08/05/50 07/01/76 17.0000 $2,094.53 3261 0 04/01/57 05/01/84 9.1667 $1,075.49 2571 2098 01/26/61 02/01/88 5.4167 $926.08 1081 3426 12/22/61 07/01/80 13.0000 $1,964.48 2547 0 10/01/60 03/01/87 6.3333 $2,399.47 5750 6707 02/14/57 05/01/89 4.1667 $149.52 1210 0 05/01/63 08/01/82 10.9167 $1,491.24 8895 4891 07/19/60 05/01/79 14.1667 $2,212.96 1127 15360 10/02/71 08/01/89 3.9167 $234.71 7922 27371 04/30/71 06/01/92 1.0833 $74.53 9357 24686 05/22/69 11/01/90 2.6667 $187.67 0028 7895 02/09/35 02/01/75 18.4167 $3,503.26 1409 5186 04/14/35 01/01/60 33.5000 $4,822.98 6769 8618 04/24/36 04/01/71 22.2500 $3,296.35 2823 13061 09/24/42 06/01/81 12.0833 $4,767.81 9365 13160 08/30/41 01/01/70 23.5000 $8,072.16 1551 10880 09/22/52 02/01/89 4.4167 $1,355.90 0060 8470 09/17/56 12/01/78 14.5833 $3,030.22 2211 8732 04/08/68 07/01/90 3.0000 $396.37 9369 6820 01/15/54 11/01/88 4.6667 $1,159.23 9451 3005 02/05/59 04/01/87 6.2500 $1,041.54 1171 0 03/01/61 08/01/79 13.9167 $1,858.73 1932 0 06/01/63 06/01/84 9.0833 $1,256.01 3409 15606 05/31/68 02/01/90 3.4167 $296.75 1387 2130 09/26/65 12/01/89 3.5833 $404.09 9660 15307 07/17/72 09/01/90 2.8333 $64.38 7456 1992 10/10/45 12/01/80 12.5833 $1,538.28 4688 1097 10/25/56 05/01/78 15.1667 $2,136.36 5766 6677 09/10/50 04/01/89 4.2500 $540.74

C-7 Last Four Digits of Social Security Number Employee Number Date of Birth Date of Hire 6/30/93 Credited Service 6/30/93 Annual Accrued Benefit 3366 13097 12/22/54 10/01/79 13.7500 $16,573.64 4455 15681 11/22/59 05/01/90 3.1667 $348.57 7690 18987 02/25/63 09/01/90 2.8333 $106.82 6653 6193 02/16/63 08/01/85 7.9167 $1,354.80 4626 24704 11/10/61 04/01/91 2.2500 $150.38 1023 34347 10/22/66 04/01/92 1.2500 $190.00 5642 27331 11/22/69 12/01/91 1.5833 $48.31 3864 0 11/01/18 09/01/62 30.8333 $5,595.09 1158 5568 02/12/37 05/01/78 15.1667 $1,947.97 3018 27102 09/14/40 11/01/90 2.6667 $219.53 8855 27377 05/02/42 06/01/92 1.0833 $206.00 4367 1837 05/13/45 03/01/82 11.3333 $1,785.37 5728 0 12/01/51 04/01/87 6.2500 $1,079.94 9271 1202 02/24/48 05/01/87 6.1667 $738.59 3072 8399 07/13/49 06/01/80 13.0833 $1,552.73 1072 0 02/01/66 06/01/85 8.0833 $1,397.43 1295 24822 12/29/53 10/01/91 1.7500 $62.76 1362 15132 01/23/56 10/01/89 3.7500 $492.78 1487 15065 08/24/53 08/01/89 3.9167 $453.44 2302 34309 09/22/54 07/01/91 2.0000 $83.99 4526 0 03/01/52 11/01/75 17.6667 $1,891.85 4640 7375 02/12/53 05/01/73 20.1667 $3,353.66 1206 24888 10/22/62 06/01/92 1.0833 $59.58 0432 0 09/01/63 02/01/86 7.4167 $242.74 0828 7354 08/08/68 03/01/90 3.3333 $366.73 0909 24806 07/06/72 09/01/91 1.8333 $90.67 5023 9700 04/20/66 05/01/87 6.1667 $1,015.44 6268 6984 08/05/71 07/01/89 4.0000 $249.30 0184 3464 06/04/33 09/01/69 23.8333 $3,841.07 3731 15279 03/31/56 09/01/90 2.8333 $759.76 0963 16527 02/22/65 08/01/91 1.9167 $73.15 4030 17137 03/11/71 07/01/90 3.0000 $236.28 2898 0 01/01/27 04/01/57 36.2500 $5,199.82 7819 6102 09/30/28 10/01/71 21.7500 $4,487.76 8104 4758 01/11/28 01/01/70 23.5000 $3,003.68 7640 8783 06/05/37 06/01/80 13.0833 $1,729.86 7710 1333 07/02/41 05/01/83 10.1667 $2,223.71 7745 15720 02/26/38 06/01/90 3.0833 $385.00 8180 8878 05/18/36 12/01/86 6.5833 $1,017.28 8643 3600 10/05/39 09/01/68 24.8333 $3,919.04 8840 7258 03/08/40 09/01/68 24.8333 $5,576.69 9044 13179 10/15/41 10/01/69 23.7500 $9,776.07 1081 0 07/01/48 02/01/68 25.4167 $910.40 6372 34889 07/25/48 05/01/91 2.1667 $310.42 7828 6096 05/07/46 04/01/76 17.2500 $10,091.53 0992 34339 09/14/64 03/01/92 1.3333 $102.52 6399 27315 10/25/63 11/01/91 1.6667 $5.36 6346 34343 12/07/66 03/01/92 1.3333 $129.50 5192 8401 02/19/68 04/01/87 6.2500 $778.43 6487 0 12/01/24 09/01/80 12.8333 $1,695.23 3746 8553 07/05/35 07/01/54 39.0000 $4,324.96 0988 5447 07/17/38 08/01/68 24.9167 $3,615.73 1693 15454 12/26/47 10/01/89 3.7500 $410.92 6601 4462 07/20/70 07/01/87 6.0000 $309.53 0657 8891 03/13/45 06/01/83 10.0833 $1,686.98 0663 24781 05/15/45 08/01/91 1.9167 $71.88 2020 27370 09/06/59 06/01/92 1.0833 $18.10 9250 7509 07/22/53 08/01/82 10.9167 $703.83 2767 1175 08/17/58 06/01/88 5.0833 $1,543.45 4188 5032 02/08/58 12/01/88 4.5833 $655.97 6548 0 07/01/64 02/01/86 7.4167 $739.26 5851 15359 11/23/65 08/01/89 3.9167 $433.02 3663 3900 05/09/67 12/01/88 4.5833 $405.11 6099 24843 01/15/72 01/01/92 1.5000 $13.23 7306 6462 05/14/70 07/01/90 3.0000 $285.99 2378 5416 01/08/34 11/01/64 28.6667 $3,943.81 5431 3287 04/21/39 05/01/71 22.1667 $2,790.23 5723 4168 12/11/38 07/01/77 16.0000 $2,180.94 5769 3475 02/12/39 02/01/64 29.4167 $5,256.07 1381 0 04/01/41 09/01/87 5.8333 $403.23 1772 5842 12/20/43 02/01/72 21.4167 $3,940.73 8797 13101 10/12/44 06/01/83 10.0833 $6,604.24 7571 8482 06/10/49 06/01/72 21.0833 $5,550.44 7720 7625 10/14/50 07/01/79 14.0000 $2,143.22 8934 1318 10/12/50 03/01/73 20.3333 $4,147.01 9148 8204 05/20/48 02/01/84 9.4167 $2,039.80 9180 1296 04/04/51 04/01/87 6.2500 $860.54 9307 27349 08/29/44 02/01/92 1.4167 $79.64 9874 8898 03/05/48 09/01/70 22.8333 $3,847.94 9881 3724 05/13/66 01/01/86 7.5000 $800.36 C-8 Last Four Digits of Social Security Number Employee Number Date of Birth Date of Hire 6/30/93 Credited Service 6/30/93 Annual Accrued Benefit 9890 2389 11/19/53 03/01/78 15.3333 $2,698.51 4224 7146 05/30/49 02/01/73 20.4167 $3,041.23 4385 15642 08/23/48 04/01/90 3.2500 $385.72 4553 24878 03/03/59 06/01/92 1.0833 $13.38 4637 0 10/01/49 05/01/86 7.1667 $515.47 3661 24748 06/04/55 07/01/91 2.0000 $68.22 5934 8588 01/01/57 07/01/76 17.0000 $2,649.57 8801 5019 02/02/59 02/01/86 7.4167 $920.01 6353 24697 07/08/70 03/01/91 2.3333 $329.49 7921 2447 06/27/36 03/01/84 9.3333 $2,118.60 8755 8474 11/13/35 08/01/68 24.9167 $34,951.32 5706 6328 02/01/37 09/01/72 20.8333 $3,969.47 0023 4249 05/29/45 07/01/87 6.0000 $837.15 6203 6710 04/28/45 05/01/89 4.1667 $437.92 7362 34342 04/24/65 03/01/92 1.3333 $98.29 3077 1878 03/31/61 12/01/87 5.5833 $837.36 4838 2973 03/13/59 01/01/88 5.5000 $646.85 5588 7715 03/17/67 05/01/86 7.1667 $1,070.08 9939 16806 12/29/63 07/01/90 3.0000 $234.91 1614 34348 07/02/62 05/01/92 1.1667 $475.00 7173 1495 06/09/64 03/01/87 6.3333 $1,238.85 9387 8887 11/09/45 03/01/85 8.3333 $1,335.41 2653 5213 06/30/51 06/01/80 13.0833 $2,169.52 2737 25908 03/12/51 06/01/92 1.0833 $157.50 7399 15266 01/30/64 07/01/90 3.0000 $540.12 2944 2002 06/30/61 08/01/80 12.9167 $2,313.31 8155 6614 02/10/67 03/01/89 4.3333 $398.58 5613 15024 11/07/64 07/01/89 4.0000 $432.89 6099 3449 01/05/68 06/01/87 6.0833 $574.12 2512 2757 09/22/30 07/01/75 18.0000 $2,639.71 8511 0 09/01/31 05/01/88 5.1667 $607.35 5383 8451 02/19/46 01/01/90 3.5000 $270.70 2511 5520 07/27/38 03/01/73 20.3333 $3,345.30 4673 1802 04/15/39 08/01/87 5.9167 $398.92 8434 3324 06/19/39 09/01/88 4.8333 $348.85 1559 1664 01/02/55 09/01/75 17.8333 $3,069.08 2370 3534 06/14/56 09/01/88 4.8333 $467.94 0389 1253 04/18/61 08/01/86 6.9167 $1,203.83 2530 27183 04/06/58 03/01/91 2.3333 $236.77 9059 27352 02/27/66 03/01/92 1.3333 $116.60 0245 1843 06/02/37 05/01/78 15.1667 $1,735.89 1299 3530 04/13/36 09/01/72 20.8333 $2,834.05 1419 15222 03/27/40 01/01/90 3.5000 $414.48 1426 0 07/01/41 07/01/72 21.0000 $30,950.86 2603 24786 03/16/39 09/01/91 1.8333 $25.86 2701 1813 03/17/40 05/01/71 22.1667 $2,809.62 4193 2692 09/04/38 01/01/77 16.5000 $2,828.39 1228 525 08/16/44 05/01/65 28.1667 $4,497.69 1231 3014 12/27/44 09/01/86 6.8333 $1,553.89 3186 7982 01/01/41 11/01/82 10.6667 $1,930.23 4103 1834 12/31/40 07/01/86 7.0000 $990.69 4881 0 03/01/42 02/01/86 7.4167 $747.41 5662 0 02/28/44 00/01/00 93.5000 $450.84 6230 21 06/28/57 12/01/76 16.5833 $5,148.90 1015 0 05/01/59 06/01/87 6.0833 $540.93 3312 0 04/01/48 03/01/71 22.3333 $3,034.06 5265 5106 11/16/49 02/01/76 17.4167 $3,039.52 5471 15025 12/02/50 07/01/89 4.0000 $1,120.17 6008 24885 04/30/55 06/01/92 1.0833 $99.81 6132 0 02/01/56 10/01/78 14.7500 $3,034.74 6728 2416 08/15/56 11/01/86 6.6667 $1,891.86 7357 9125 07/23/54 10/01/73 19.7500 $8,261.22 8437 34307 04/06/54 06/01/91 2.0833 $315.64 9961 10869 01/17/53 01/01/89 4.5000 $1,283.19 2426 8822 04/09/62 08/01/90 2.9167 $201.27 1950 8051 10/31/58 10/01/87 5.7500 $698.30 3632 2178 10/27/59 11/01/87 5.6667 $897.68 8776 5932 11/09/64 08/01/87 5.9167 $676.73 1185 0 04/01/66 02/01/86 7.4167 $533.91 0127 9690 03/09/45 08/01/84 8.9167 $1,200.53 0166 9495 04/04/43 09/01/62 30.8333 $8,889.68 0393 0 08/01/42 05/01/72 21.1667 $2,759.12 3939 4434 02/19/44 08/01/79 13.9167 $2,686.12 4083 4387 11/15/45 08/01/79 13.9167 $2,381.74 5602 100 01/17/43 04/01/71 22.2500 $3,534.42 5964 5234 10/06/43 04/01/81 12.2500 $1,676.02 6748 7481 01/20/45 02/01/87 6.4167 $860.08 6134 2431 03/17/54 04/01/81 12.2500 $2,561.48 6732 24687 10/10/55 11/01/90 2.6667 $121.28 7173 7778 02/21/55 08/01/78 14.9167 $2,371.52

C-9 Last Four Digits of Social Security Number Employee Number Date of Birth Date of Hire 6/30/93 Credited Service 6/30/93 Annual Accrued Benefit 8808 6856 07/03/56 04/01/89 4.2500 $385.74 9732 27346 04/08/56 02/01/92 1.4167 $77.21 5892 34329 02/25/63 01/01/92 1.5000 $175.68 2959 79 08/15/58 05/01/83 10.1667 $1,323.18 6872 60 04/29/61 07/01/79 14.0000 $2,782.99 3982 14012 05/09/67 07/01/90 3.0000 $168.86 7249 6379 07/29/59 06/01/90 3.0833 $276.17 7148 9409 01/08/24 02/01/74 19.4167 $13,095.10 3014 8431 02/01/28 06/01/82 11.0833 $984.87 9113 5579 04/06/45 02/01/87 6.4167 $335.73 6497 4389 04/21/47 04/01/71 22.2500 $3,699.94 6986 8410 12/30/45 06/01/69 24.0833 $5,265.04 7121 5003 08/24/45 02/01/81 12.4167 $1,497.12 7522 0 05/01/48 01/01/81 12.5000 $1,469.73 1745 0 07/01/48 05/01/85 8.1667 $583.52 0716 3465 04/06/51 02/01/74 19.4167 $8,881.46 5132 34283 05/05/50 12/01/90 2.5833 $328.35 5772 8767 07/27/49 05/01/69 24.1667 $4,415.50 1492 1961 06/07/54 01/01/81 12.5000 $5,279.31 8071 8493 05/11/58 02/01/90 3.4167 $359.24 1892 1488 03/22/62 03/01/90 3.3333 $556.85 0380 4420 11/29/57 03/01/88 5.3333 $553.32 9775 3776 12/09/58 12/01/81 11.5833 $1,397.84 2144 0 12/01/59 06/01/84 9.0833 $965.08 2491 15497 03/31/61 11/01/89 3.6667 $355.38 7089 7125 07/03/71 07/01/90 3.0000 $257.46 6347 5716 02/06/33 11/01/69 23.6667 $3,482.21 3392 3423 06/12/36 09/01/84 8.8333 $1,197.86 6867 888 01/28/39 08/01/88 4.9167 $433.41 0303 5057 09/04/47 01/01/89 4.5000 $1,983.59 2477 8116 12/02/47 05/01/81 12.1667 $1,951.60 6479 676 02/19/64 05/01/88 5.1667 $678.46 1138 7222 01/18/65 12/01/86 6.5833 $1,019.77 0863 6178 01/25/50 07/01/86 7.0000 $932.61 2405 15106 08/05/50 09/01/89 3.8333 $1,168.30 8718 4171 08/19/51 05/01/84 9.1667 $1,119.62 2260 6055 03/10/56 07/01/78 15.0000 $2,491.55 6952 13110 09/27/57 03/01/86 7.3333 $2,862.88 9228 34299 10/31/56 04/01/91 2.2500 $404.95 5759 5026 11/27/62 07/01/85 8.0000 $1,220.81 4016 5208 08/29/64 02/01/86 7.4167 $1,111.91 6446 6805 02/22/72 06/01/90 3.0833 $23.74 5272 15095 02/12/52 09/01/89 3.8333 $420.85 6639 5870 05/02/62 09/01/80 12.8333 $2,096.83 8319 5811 06/21/61 08/01/80 12.9167 $1,882.71 3154 27230 02/21/65 09/01/91 1.8333 $63.64 2825 6627 12/11/67 03/01/89 4.3333 $486.54 4036 24792 12/29/64 09/01/91 1.8333 $70.65 4894 27092 06/19/33 10/01/90 2.7500 $217.86 7117 17159 04/30/33 08/01/90 2.9167 $80.92 4378 8700 05/15/52 11/01/76 16.6667 $4,887.60 7861 27189 08/12/64 06/01/91 2.0833 $128.48 7802 15589 10/12/59 02/01/90 3.4167 $524.96 3852 24810 08/04/62 10/01/91 1.7500 $107.74 7358 4668 01/17/63 11/01/88 4.6667 $1,645.30 0398 24869 05/05/60 04/01/92 1.2500 $70.47 6256 9176 12/06/68 08/01/87 5.9167 $830.64 6756 2040 03/12/70 09/01/88 4.8333 $327.09 7713 4347 03/05/62 07/01/87 6.0000 $670.62 8249 24813 10/12/68 10/01/91 1.7500 $81.65 8612 24886 06/07/70 06/01/92 1.0833 $78.39 9664 0 03/01/30 08/01/74 18.9167 $2,362.98 2159 8251 10/17/39 01/01/79 14.5000 $2,428.24 2209 15855 03/17/44 10/01/89 3.7500 $328.79 7253 1934 11/09/49 08/01/67 25.9167 $6,140.54 3307 4293 10/15/51 06/01/74 19.0833 $3,965.66 4744 7176 10/09/52 08/01/77 15.9167 $3,652.75 7539 4069 01/05/59 06/01/82 11.0833 $1,570.81 7761 19256 10/25/60 01/01/90 3.5000 $386.83 0069 27307 11/21/70 11/01/91 1.6667 $74.15 9960 9347 12/28/66 02/01/88 5.4167 $1,467.86 2886 1096 02/15/46 12/01/84 8.5833 $1,743.36 3027 6777 04/02/44 06/01/89 4.0833 $441.58 3217 27347 08/01/43 02/01/92 1.4167 $78.17 3403 6963 12/24/45 04/01/82 11.2500 $2,163.10 3517 7032 06/15/45 10/01/70 22.7500 $2,799.76 3569 7989 07/19/44 07/01/85 8.0000 $1,217.89 3706 3245 09/14/43 04/01/64 29.2500 $5,897.19 3781 9512 06/11/46 01/01/82 11.5000 $1,765.37 2587 2659 01/21/47 06/01/77 16.0833 $2,907.77 C-10 Last Four Digits of Social Security Number Employee Number Date of Birth Date of Hire 6/30/93 Credited Service 6/30/93 Annual Accrued Benefit 4676 4938 11/19/45 07/01/80 13.0000 $2,023.42 4849 0 06/01/46 01/01/87 6.5000 $485.22 2676 6175 07/18/62 07/01/86 7.0000 $1,127.06 5965 2645 10/01/58 07/01/76 17.0000 $3,080.88 6595 5167 09/08/59 08/01/87 5.9167 $1,038.00 3657 3038 01/05/60 03/01/86 7.3333 $867.24 5743 1828 12/12/58 07/01/78 15.0000 $2,415.93 8395 5549 04/26/70 08/01/87 5.9167 $388.68 2034 34287 08/27/70 01/01/91 2.5000 $205.68 3129 6981 07/13/65 09/01/88 4.8333 $572.89 8525 27310 04/18/71 11/01/91 1.6667 $47.64 8644 6552 09/26/67 12/01/88 4.5833 $420.65 4293 7376 09/30/61 07/01/81 12.0000 $1,784.90 9593 0 04/01/66 05/01/86 7.1667 $1,139.67 3835 10874 02/26/38 02/01/89 4.4167 $1,043.82 7889 5955 11/08/38 08/01/87 5.9167 $645.58 9985 15436 01/26/43 10/01/89 3.7500 $388.15 7616 13116 05/10/47 05/01/78 15.1667 $10,571.80 6380 3289 11/09/51 10/01/69 23.7500 $3,671.29 9531 2176 01/21/51 03/01/74 19.3333 $3,932.53 2968 15651 03/18/64 04/01/90 3.2500 $381.39 3166 27229 10/31/47 09/01/91 1.8333 $75.46 3332 0 05/01/64 05/01/86 7.1667 $981.69 5429 1234 01/22/51 07/01/87 6.0000 $896.28 5834 1489 01/03/61 09/01/86 6.8333 $835.92 5996 1140 05/23/69 01/01/89 4.5000 $544.77 6129 0 01/01/54 06/01/81 12.0833 $1,534.14 6155 2473 11/29/58 03/01/83 10.3333 $1,710.10 3715 15323 09/10/56 08/01/89 3.9167 $345.25 5131 4982 05/17/58 12/01/88 4.5833 $1,480.90 6660 0 08/01/56 12/01/84 8.5833 $480.53 9852 6841 09/28/58 02/01/89 4.4167 $371.62 3337 2560 07/06/61 08/01/88 4.9167 $669.00 4686 0 02/01/65 06/01/84 9.0833 $888.74 5094 6330 02/14/67 01/01/86 7.5000 $1,167.34 5656 5893 10/15/38 03/01/67 26.3333 $4,857.37 7396 0 01/01/39 03/01/74 19.3333 $2,604.98 9375 3391 05/01/41 07/01/85 8.0000 $775.80 4133 0 05/01/44 12/01/62 30.5833 $30,361.91 9324 8744 08/18/43 09/01/74 18.8333 $2,292.72 1455 15283 03/19/52 10/01/90 2.7500 $790.93 5151 0 07/01/51 08/01/73 19.9167 $3,040.82 5951 155 03/09/52 03/01/88 5.3333 $472.63 7754 8615 12/26/50 08/01/84 8.9167 $1,472.09 9566 8272 08/19/55 11/01/77 15.6667 $9,327.01 0800 0 12/01/63 07/01/85 8.0000 $574.57 5089 8571 08/29/56 05/01/77 16.1667 $2,186.95 5797 1369 08/05/64 10/01/86 6.7500 $1,674.38 0952 6944 11/23/60 06/01/89 4.0833 $559.69 8084 0 03/01/63 09/01/85 7.8333 $860.68 6199 3147 10/04/69 02/01/90 3.4167 $332.74 7611 13115 10/09/31 11/01/61 31.6667 $29,367.74 6439 13124 09/04/37 06/01/63 30.0833 $59,854.66 6723 5858 04/12/40 02/01/71 22.4167 $3,983.32 9306 17199 07/23/37 09/01/90 2.8333 $167.64 0454 4418 11/13/48 07/01/87 6.0000 $755.23 2019 7748 08/09/54 09/01/72 20.8333 $1,141.49 0317 24699 07/29/64 03/01/91 2.3333 $193.27 0010 8842 11/30/44 10/01/73 19.7500 $3,979.48 3300 5422 03/11/54 07/01/86 7.0000 $914.99 5506 2320 07/26/46 03/01/66 27.3333 $3,843.88 5640 4360 03/20/46 04/01/66 27.2500 $3,788.57 0105 5680 02/17/51 08/01/70 22.9167 $4,388.14 0121 3292 10/10/51 09/01/88 4.8333 $372.28 0497 3585 07/06/50 06/01/73 20.0833 $2,177.06 0551 4458 11/20/51 06/01/72 21.0833 $3,700.40 0785 3206 09/09/60 04/01/84 9.2500 $1,568.73 2491 8723 06/23/52 01/01/85 8.5000 $1,994.35 9343 0 04/01/57 07/01/81 12.0000 $3,147.63 8207 2044 11/03/63 06/01/86 7.0833 $1,198.02 1996 5455 07/26/61 02/01/84 9.4167 $1,909.47 1568 6824 07/19/63 01/01/89 4.5000 $399.38 8622 1089 01/02/62 01/01/81 12.5000 $785.82 3635 34320 08/27/63 11/01/91 1.6667 $154.00 4685 0 07/01/66 02/01/86 7.4167 $520.00 3307 876 02/08/68 05/01/88 5.1667 $1,072.54 7482 5179 02/02/31 11/01/74 18.6667 $3,227.33 9740 0 02/01/29 10/01/63 29.7500 $3,509.92 2400 438 08/02/31 05/01/78 15.1667 $2,236.35 2725 0 10/01/42 04/01/78 15.2500 $2,794.04

C-11 Last Four Digits of Social Security Number Employee Number Date of Birth Date of Hire 6/30/93 Credited Service 6/30/93 Annual Accrued Benefit 2799 4455 08/28/43 09/01/84 8.8333 $1,585.06 4261 6451 09/15/42 07/01/90 3.0000 $213.95 4427 17146 01/16/42 08/01/90 2.9167 $248.21 4814 1915 01/13/41 03/01/69 24.3333 $5,335.90 0945 13134 10/12/44 01/01/73 20.5000 $28,505.12 1386 9387 05/09/52 07/01/79 14.0000 $1,879.81 3581 5425 09/16/53 06/01/77 16.0833 $3,144.17 1209 6962 11/04/45 05/01/73 20.1667 $3,321.07 5004 5420 08/23/48 03/01/66 27.3333 $5,753.28 5908 7393 10/11/62 07/01/81 12.0000 $2,478.17 7544 15281 10/09/55 09/01/90 2.8333 $589.67 3113 17216 02/24/57 09/01/90 2.8333 $232.47 5835 15553 11/17/55 01/01/90 3.5000 $433.33 0672 2960 01/23/61 08/01/88 4.9167 $535.67 2662 5175 01/18/36 05/01/65 28.1667 $4,550.49 2829 0 02/01/36 04/01/69 24.2500 $3,669.67 3132 8743 02/05/38 06/01/69 24.0833 $3,389.99 4333 27285 05/10/34 10/01/91 1.7500 $51.35 9261 8686 07/23/37 01/01/79 14.5000 $1,804.69 0128 3051 10/04/41 06/01/86 7.0833 $1,064.80 0190 1990 01/24/37 04/01/57 36.2500 $5,322.12 0478 1334 03/23/41 05/01/74 19.1667 $2,113.85 0479 2110 06/23/41 08/01/78 14.9167 $1,634.09 0537 7945 07/05/33 07/01/57 36.0000 $5,659.11 8549 1851 09/08/36 07/01/85 8.0000 $1,194.70 3233 7148 09/21/50 06/01/70 23.0833 $4,905.83 7900 9214 09/15/49 11/01/79 13.6667 $2,071.83 9158 15203 04/29/59 12/01/89 3.5833 $635.81 2432 152 03/25/57 03/01/88 5.3333 $524.54 6565 24766 05/23/71 08/01/91 1.9167 $10.64 8287 3030 09/29/64 04/01/87 6.2500 $406.85 9374 0 12/01/66 06/01/89 4.0833 $193.02 1621 4209 03/03/60 08/01/84 8.9167 $923.18 0120 8728 01/20/50 07/01/81 12.0000 $2,145.86 0320 1929 12/16/35 06/01/63 30.0833 $4,932.25 4535 5110 04/29/47 01/01/70 23.5000 $3,372.09 7550 0 11/01/54 07/01/86 7.0000 $678.13 9647 15540 07/09/59 01/01/90 3.5000 $418.24 1973 601 03/09/58 09/01/79 13.8333 $1,737.73 4908 24737 06/12/67 06/01/91 2.0833 $210.20 5880 17227 07/16/64 09/01/90 2.8333 $225.24 6727 24788 03/20/65 09/01/91 1.8333 $78.53 2024 6177 09/25/61 03/01/88 5.3333 $704.52 2412 3820 08/16/50 10/01/88 4.7500 $450.85 5435 7405 01/01/49 04/01/79 14.2500 $2,672.41 8042 27149 02/18/53 01/01/91 2.5000 $100.96 5065 0 06/01/57 01/01/85 8.5000 $1,083.63 5889 1498 03/24/54 06/01/81 12.0833 $3,201.17 1262 27094 01/15/71 10/01/90 2.7500 $151.92 6025 5627 06/17/60 02/01/87 6.4167 $1,096.91 7764 0 02/01/58 03/01/80 13.3333 $2,289.64 7330 4028 11/10/60 09/01/83 9.8333 $2,239.55 7800 34328 07/01/61 01/01/92 1.5000 $139.00 5030 27135 06/08/67 01/01/91 2.5000 $216.38 8892 10893 05/12/62 03/01/89 4.3333 $633.42 3368 4316 04/20/67 07/01/85 8.0000 $873.12 0359 27355 07/25/70 03/01/92 1.3333 $101.26 7677 6595 01/07/68 02/01/89 4.4167 $642.86 2929 3976 09/10/29 08/01/79 13.9167 $1,831.65 4702 7207 02/23/31 09/01/72 20.8333 $2,266.95 4406 3713 03/04/36 04/01/78 15.2500 $3,980.92 5148 7478 06/20/36 01/01/80 13.5000 $1,922.18 5952 0 06/01/32 03/01/62 31.3333 $3,439.26 6660 34305 02/06/38 05/01/91 2.1667 $298.48 7098 15429 05/10/36 10/01/89 3.7500 $426.30 6274 2720 08/20/36 04/01/63 30.2500 $5,790.69 8781 7165 05/06/37 11/01/60 32.6667 $4,627.15 5889 1978 08/15/44 08/01/68 24.9167 $3,165.44 6178 15510 03/03/45 11/01/87 5.6667 $396.42 5417 5751 06/01/47 11/01/73 19.6667 $3,550.34 0342 8015 01/03/55 06/01/74 19.0833 $2,894.84 0774 6601 10/17/57 02/01/89 4.4167 $426.11 0978 8476 01/03/61 03/01/82 11.3333 $1,607.69 2247 1297 01/13/56 06/01/76 17.0833 $5,589.47 2356 8795 07/09/68 04/01/87 6.2500 $796.55 4034 0 04/01/60 07/01/85 8.0000 $607.54 4709 6578 11/10/60 01/01/89 4.5000 $429.97 8277 15265 01/11/68 07/01/90 3.0000 $353.91 7261 9606 07/26/61 05/01/84 9.1667 $1,648.84 3190 24767 08/14/70 08/01/91 1.9167 $86.23 C-12 Last Four Digits of Social Security Number Employee Number Date of Birth Date of Hire 6/30/93 Credited Service 6/30/93 Annual Accrued Benefit 8478 8405 07/29/41 05/01/79 14.1667 $2,087.04 9028 34334 03/19/44 03/01/92 1.3333 $234.90 9146 6980 09/29/43 01/01/60 33.5000 $7,869.95 9334 7201 02/22/46 11/01/87 5.6667 $635.61 3186 8264 09/26/55 05/01/87 6.1667 $595.39 5797 15404 03/26/55 09/01/89 3.8333 $296.93 2142 7421 03/18/63 09/01/87 5.8333 $787.31 3842 6787 07/29/59 06/01/89 4.0833 $421.91 7560 6165 07/07/58 05/01/87 6.1667 $734.28 9728 34367 04/22/71 06/01/92 1.0833 $85.59 2031 24873 10/27/62 05/01/92 1.1667 $28.02 8035 3580 06/23/41 09/01/63 29.8333 $7,376.86 3035 4063 05/28/48 08/01/83 9.9167 $1,825.53 2368 6916 01/09/56 06/01/82 11.0833 $749.31 8361 3193 04/06/65 02/01/88 5.4167 $1,036.96 0521 1087 05/14/61 07/01/88 5.0000 $603.30 5806 3344 03/24/61 09/01/88 4.8333 $645.86 1053 514 06/01/69 05/01/88 5.1667 $464.56 1494 5519 11/21/68 07/01/87 6.0000 $689.39 1662 4667 08/02/66 11/01/88 4.6667 $750.85 0577 5935 02/15/68 08/01/87 5.9167 $543.84 2979 8720 03/24/69 03/01/88 5.3333 $447.32 9685 24712 07/10/72 05/01/91 2.1667 $4.85 9791 1453 01/30/71 06/01/90 3.0833 $179.30 5549 13172 01/08/36 12/01/68 24.5833 $51,273.68 9598 3273 03/21/35 04/01/70 23.2500 $26,557.55 0155 5168 11/16/62 09/01/86 6.8333 $1,715.86 0781 27166 03/27/63 01/01/91 2.5000 $203.41 0710 2045 11/04/66 06/01/87 6.0833 $834.74 1605 15259 07/06/60 06/01/90 3.0833 $788.28 2120 10503 06/03/69 08/01/89 3.9167 $334.61 1767 15602 09/27/67 02/01/90 3.4167 $410.01 3787 4169 03/07/68 10/01/87 5.7500 $789.51 4985 4889 11/02/22 07/01/69 24.0000 $3,603.16 9522 5059 05/18/33 01/01/89 4.5000 $1,369.70 6102 6180 04/11/47 04/01/79 14.2500 $1,686.08 7199 5790 07/18/48 12/01/72 20.5833 $3,850.52 9965 6968 02/18/47 05/01/71 22.1667 $3,501.03 2405 14023 11/11/49 08/01/90 2.9167 $244.67 7721 1125 01/22/50 08/01/85 7.9167 $1,028.09 8517 2870 04/04/50 08/01/84 8.9167 $1,378.23 8604 1607 07/14/50 02/01/86 7.4167 $952.60 8637 2102 08/18/50 03/01/70 23.3333 $3,671.14 9129 893 09/21/43 06/01/85 8.0833 $136.99 0765 1937 02/19/51 02/01/84 9.4167 $1,499.67 1596 8112 08/10/49 04/01/72 21.2500 $3,611.89 1608 0 09/01/42 09/01/73 19.8333 $1,980.05 1812 7400 03/10/51 03/01/73 20.3333 $5,188.22 1865 6831 06/14/56 01/01/89 4.5000 $837.04 4543 24749 12/25/51 07/01/91 2.0000 $60.58 7075 5312 07/19/53 03/01/72 21.3333 $3,902.45 7416 34321 02/20/67 12/01/91 1.5833 $46.12 8975 7364 07/24/58 05/01/84 9.1667 $1,200.73 4924 5580 03/31/67 07/01/86 7.0000 $1,002.68 8546 6508 11/23/70 02/01/90 3.4167 $447.65 2485 8914 12/22/70 09/01/90 2.8333 $220.14 1247 0 05/01/44 07/01/86 7.0000 $7,108.90 7946 2254 07/18/60 11/01/84 8.6667 $1,063.97 8514 27221 11/09/49 08/01/91 1.9167 $73.89 0456 24714 01/22/52 05/01/91 2.1667 $163.96 0661 8870 02/19/66 03/01/87 6.3333 $1,191.75 7508 15384 05/03/60 09/01/89 3.8333 $387.49 7901 9405 09/18/58 07/01/86 7.0000 $1,016.50 8122 7580 11/06/52 06/01/90 3.0833 $341.13 8525 7448 06/10/52 04/01/90 3.2500 $268.16 8557 7472 12/23/58 05/01/90 3.1667 $322.54 9412 7316 10/03/64 08/01/86 6.9167 $1,232.94 9839 24864 01/12/57 03/01/92 1.3333 $48.48 0692 2546 07/24/60 06/01/79 14.0833 $3,284.19 1328 15713 06/27/70 06/01/90 3.0833 $202.57 6327 241 08/25/63 04/01/88 5.2500 $688.36 6860 24738 05/22/68 06/01/91 2.0833 $242.34 6949 6857 09/20/70 04/01/89 4.2500 $457.13 6338 3024 11/18/32 01/01/69 24.5000 $4,011.90 6774 2490 04/26/35 07/01/64 29.0000 $2,927.37 8088 2013 07/16/32 05/01/84 9.1667 $832.75 1142 1502 10/25/48 07/01/88 5.0000 $829.85 4370 6523 05/07/53 07/01/90 3.0000 $255.44 9513 1226 09/04/47 02/01/70 23.4167 $3,725.44 7648 9402 08/28/54 05/01/76 17.1667 $3,588.15

C-13 Last Four Digits of Social Security Number Employee Number Date of Birth Date of Hire 6/30/93 Credited Service 6/30/93 Annual Accrued Benefit 7685 0 12/01/54 10/01/72 20.7500 $3,543.26 7709 0 11/01/55 05/01/89 4.1667 $238.73 8078 3267 05/13/53 07/01/86 7.0000 $907.65 8548 3207 05/01/57 06/01/85 8.0833 $964.98 8565 6541 07/19/59 12/01/88 4.5833 $703.49 8844 0 04/01/54 04/01/84 9.2500 $561.21 9065 4081 05/18/52 02/01/86 7.4167 $947.31 9074 27203 11/19/55 08/01/91 1.9167 $41.47 9792 17 12/12/54 09/01/73 19.8333 $4,124.00 9857 8006 08/03/60 05/01/83 10.1667 $1,331.74 4131 27334 02/05/57 12/01/91 1.5833 $39.66 9802 1737 03/25/58 03/01/79 14.3333 $2,613.88 2096 6698 06/23/68 04/01/89 4.2500 $472.56 7705 6052 10/25/60 01/01/79 14.5000 $2,145.47 1364 4498 07/07/62 08/01/85 7.9167 $1,270.40 8879 7211 11/29/66 12/01/88 4.5833 $491.44 3000 15616 08/19/69 03/01/90 3.3333 $316.15 2082 15620 12/21/66 03/01/90 3.3333 $441.14 7382 0 04/01/34 12/01/69 23.5833 $15,496.58 1617 7997 02/22/45 10/01/73 19.7500 $12,474.91 4176 13178 02/06/44 07/01/72 21.0000 $29,087.71 6625 6204 12/20/66 12/01/87 5.5833 $660.29 2756 15697 08/31/61 05/01/90 3.1667 $368.84 5094 3113 08/30/66 08/01/88 4.9167 $685.16 1414 27257 04/04/60 09/01/91 1.8333 $39.08 6537 34350 07/05/65 01/01/91 2.5000 $141.56 1374 3973 06/05/62 06/01/80 13.0833 $2,033.39 4518 4150 05/19/64 08/01/82 10.9167 $1,818.01 3578 8746 10/18/72 07/01/90 3.0000 $74.90 2527 6095 09/08/31 03/01/70 23.3333 $4,149.00 3721 4068 08/08/30 05/01/78 15.1667 $2,016.76 5677 3015 01/05/30 04/01/63 30.2500 $4,465.79 0448 2860 11/13/36 05/01/87 6.1667 $633.41 6184 8014 04/14/38 09/01/73 19.8333 $3,042.92 1217 7980 11/20/54 01/01/81 12.5000 $2,473.58 1372 7444 08/27/53 10/01/77 15.7500 $2,320.21 1812 24775 02/17/68 08/01/91 1.9167 $63.94 4154 8983 04/03/57 03/01/80 13.3333 $3,752.03 4478 4048 03/30/53 04/01/73 20.2500 $3,117.26 3293 4361 03/15/62 04/01/84 9.2500 $1,523.33 7513 6447 09/22/59 07/01/90 3.0000 $165.64 3072 0 07/01/63 01/01/92 1.5000 $114.02 3270 0 01/01/63 04/01/86 7.2500 $1,103.91 3289 172 11/20/64 03/01/88 5.3333 $672.44 3547 27360 09/15/67 04/01/92 1.2500 $85.96 3624 27326 12/26/71 12/01/91 1.5833 $66.09 6700 6464 08/26/69 07/01/90 3.0000 $316.35 0772 13138 12/18/40 03/01/61 32.3333 $10,960.53 2385 1650 06/08/39 11/01/65 27.6667 $11,670.81 9234 4301 01/30/42 10/01/88 4.7500 $249.71 9300 5515 08/11/42 04/01/69 24.2500 $3,257.90 9653 5075 07/27/42 06/01/61 32.0833 $5,184.98 0596 30776 04/18/46 04/01/91 2.2500 $36.99 4071 19281 06/20/47 02/01/90 3.4167 $289.16 8815 8797 03/06/47 08/01/72 20.9167 $4,927.07 4173 35333 10/24/50 12/01/90 2.5833 $182.45 8728 0 08/01/51 05/01/86 7.1667 $494.54 0224 8004 09/11/60 08/01/78 14.9167 $2,084.58 0356 27267 08/08/72 10/01/91 1.7500 $4.97 0849 9513 01/13/60 06/01/91 2.0833 $169.87 7182 5129 01/17/62 05/01/80 13.1667 $1,765.38 7248 5528 12/16/67 09/01/87 5.8333 $877.84 7315 5323 12/27/66 06/01/86 7.0833 $1,045.11 0964 27228 01/03/71 09/01/91 1.8333 $69.20 9601 6699 01/18/68 04/01/89 4.2500 $464.35 2909 0 09/01/23 04/01/73 20.2500 $4,280.50 7944 1224 01/10/45 06/01/73 20.0833 $4,030.65 7701 27368 08/20/68 05/01/92 1.1667 $88.29 8889 5023 03/02/57 03/01/78 15.3333 $3,018.63 5473 34356 12/14/70 05/01/92 1.1667 $112.27 4185 1416 07/14/69 06/01/87 6.0833 $532.91 2608 7777 12/30/67 08/01/87 5.9167 $803.19 3325 5065 01/07/65 04/01/85 8.2500 $1,304.05 1677 6807 08/11/30 07/01/89 4.0000 $1,276.21 8738 7220 08/28/34 05/01/67 26.1667 $3,449.77 7561 2694 11/10/39 04/01/81 12.2500 $2,475.01 5910 0 11/01/49 09/01/85 7.8333 $1,407.94 0160 34346 05/16/52 04/01/92 1.2500 $181.03 1175 4074 02/07/56 05/01/79 14.1667 $2,715.63 1677 8813 05/15/58 05/01/79 14.1667 $3,032.08 C-14 Last Four Digits of Social Security Number Employee Number Date of Birth Date of Hire 6/30/93 Credited Service 6/30/93 Annual Accrued Benefit 2703 0 01/01/64 08/01/85 7.9167 $503.55 5996 8548 12/31/56 07/01/88 5.0000 $619.04 7180 2080 09/18/61 08/01/81 11.9167 $2,741.68 7545 4792 07/13/57 10/01/78 14.7500 $2,933.94 2855 0 03/01/63 10/01/84 8.7500 $978.51 2948 4514 02/26/61 09/01/87 5.8333 $774.38 1439 4840 08/01/67 02/01/88 5.4167 $525.32 1727 2952 11/19/69 08/01/88 4.9167 $493.65 4583 0 04/01/28 07/01/73 20.0000 $2,095.86 9553 1345 11/07/34 06/01/75 18.0833 $3,052.90 6722 12146 07/27/40 11/01/79 13.6667 $4,879.68 8186 8889 11/25/53 09/01/73 19.8333 $4,420.69 9793 4614 11/30/53 11/01/88 4.6667 $2,148.63 1043 5820 08/22/53 06/01/77 16.0833 $2,108.55 0459 4062 04/06/60 05/01/86 7.1667 $807.07 4368 1747 07/02/71 05/01/90 3.1667 $89.10 1750 17142 02/28/72 08/01/90 2.9167 $90.04 8837 6542 11/26/63 10/01/83 9.7500 $1,305.49 8472 15572 07/22/65 01/01/90 3.5000 $333.11 2569 15441 08/19/71 10/01/89 3.7500 $243.90 0029 6930 03/09/33 11/01/50 42.6667 $7,708.03 3728 3804 12/14/40 10/01/88 4.7500 $314.99 6623 2069 12/14/38 04/01/78 15.2500 $2,502.76 8088 1491 01/29/59 06/01/88 5.0833 $2,650.59 3298 6802 10/08/68 07/01/89 4.0000 $384.79 5664 8572 02/05/34 01/01/86 7.5000 $1,078.94 8980 6532 12/07/41 12/01/88 4.5833 $461.01 9147 27256 05/16/43 09/01/91 1.8333 $85.50 5719 1754 12/20/45 07/01/88 5.0000 $254.58 9345 3057 11/03/55 04/01/85 8.2500 $1,657.25 2816 8000 04/20/59 05/01/78 15.1667 $4,845.28 7255 631 04/23/62 05/01/87 6.1667 $605.19 9831 8792 02/02/61 01/01/83 10.5000 $1,758.88 3346 13051 01/06/31 03/01/81 12.3333 $7,555.89 3301 2862 10/29/34 07/01/80 13.0000 $1,192.02 6382 3712 01/04/35 03/01/78 15.3333 $2,007.64 6528 7998 02/21/37 06/01/59 34.0833 $9,758.45 6611 15612 01/12/36 02/01/90 3.4167 $314.20 6612 7260 07/15/35 01/01/53 40.5000 $8,701.16 7218 7069 06/23/34 10/01/86 6.7500 $716.58 9214 5322 06/14/36 03/01/81 12.3333 $1,412.79 9289 17195 04/22/34 09/01/90 2.8333 $171.47 4480 8462 07/28/50 12/01/84 8.5833 $3,480.05 0320 10866 01/13/50 01/01/89 4.5000 $817.04 3119 15268 01/24/50 08/01/90 2.9167 $596.22 1949 24809 03/23/56 10/01/91 1.7500 $68.36 6076 3268 04/12/57 08/01/84 8.9167 $1,535.89 6371 0 07/01/59 09/01/86 6.8333 $598.16 0253 27304 03/04/72 11/01/91 1.6667 $57.75 2552 27287 08/22/59 10/01/91 1.7500 $42.55 7447 27190 08/22/69 07/01/91 2.0000 $60.09 8240 8830 04/06/65 04/01/87 6.2500 $645.80 0295 15166 11/03/69 10/01/89 3.7500 $491.23 5795 24772 04/26/65 08/01/91 1.9167 $68.34 1339 0 02/01/26 03/01/82 11.3333 $962.80 4588 3368 11/19/30 01/01/79 14.5000 $10,355.84 4717 9685 10/12/29 06/01/77 16.0833 $1,606.93 8424 6850 02/04/43 03/01/89 4.3333 $432.55 8653 8978 11/16/44 07/01/81 12.0000 $1,756.88 6252 8177 10/11/50 01/01/80 13.5000 $2,380.16 8532 5630 08/20/56 04/01/88 5.2500 $685.89 1932 7309 02/26/60 09/01/81 11.8333 $2,110.78 8970 2755 03/12/60 06/01/78 15.0833 $2,075.27 4687 24771 03/15/67 08/01/91 1.9167 $75.14 6960 8995 09/28/64 02/01/87 6.4167 $788.55 3722 1232 09/04/69 06/01/89 4.0833 $276.79 5277 17012 08/23/32 08/01/90 2.9167 $189.12 7438 0 08/01/30 01/01/66 27.5000 $6,413.95 5341 27144 08/17/37 01/01/91 2.5000 $257.11 1755 4176 06/14/44 03/01/75 18.3333 $3,256.17 2492 0 09/01/43 01/01/67 26.5000 $47,357.01 1626 7264 12/25/50 12/01/89 3.5833 $355.54 4698 2782 01/29/51 04/01/84 9.2500 $1,268.37 4925 27195 05/26/54 07/01/91 2.0000 $33.96 1754 5610 10/25/51 06/01/70 23.0833 $4,803.55 1883 7290 06/06/54 04/01/87 6.2500 $920.23 2662 11347 10/31/63 06/01/89 4.0833 $1,210.55 2791 8561 06/05/63 05/01/82 11.1667 $1,737.00 3201 24688 03/28/53 11/01/90 2.6667 $247.83 2638 6999 02/01/71 08/01/90 2.9167 $200.09

C-15 Last Four Digits of Social Security Number Employee Number Date of Birth Date of Hire 6/30/93 Credited Service 6/30/93 Annual Accrued Benefit 7201 15420 05/26/64 10/01/89 3.7500 $398.86 5802 0 08/01/56 03/01/79 14.3333 $1,124.91 0984 24720 12/21/71 05/01/91 2.1667 $69.59 1160 5603 07/10/66 05/01/86 7.1667 $1,095.70 2055 27270 12/08/72 10/01/91 1.7500 $62.03 2942 27202 08/28/67 08/01/91 1.9167 $18.90 6176 8293 08/28/67 12/01/86 6.5833 $889.75 7364 0 04/01/30 03/01/64 29.3333 $2,755.57 2497 7399 05/04/47 05/01/85 8.1667 $1,024.02 7610 15289 10/21/58 10/01/90 2.7500 $313.79 8006 9144 01/12/60 07/01/81 12.0000 $2,472.12 9897 7252 09/08/66 12/01/89 3.5833 $602.03 0148 3083 10/10/70 08/01/88 4.9167 $446.19 7982 10879 12/20/64 02/01/89 4.4167 $871.33 0215 19736 03/30/62 07/01/91 2.0000 $140.10 2534 1225 01/02/62 10/01/85 7.7500 $909.22 8029 6423 10/08/68 07/01/90 3.0000 $261.51 4733 3594 07/20/31 08/01/84 8.9167 $1,151.64 7810 6017 09/19/45 01/01/78 15.5000 $1,842.29 7887 5609 04/05/48 05/01/67 26.1667 $4,045.54 8456 0 03/01/44 07/01/71 22.0000 $3,387.71 8945 8671 04/26/46 12/01/69 23.5833 $4,136.58 8981 6585 08/13/46 02/01/89 4.4167 $451.33 9010 15415 07/26/45 10/01/89 3.7500 $291.51 9135 8753 08/28/46 05/01/79 14.1667 $3,234.39 9192 6172 01/16/46 09/01/82 10.8333 $1,423.82 8414 362 08/01/61 06/01/87 6.0833 $934.51 5944 24823 01/20/64 10/01/91 1.7500 $83.72 9918 15284 02/07/45 10/01/90 2.7500 $1,002.77 4473 0 08/01/66 03/01/87 6.3333 $577.02 2804 2071 08/01/61 08/01/79 13.9167 $2,764.92 6281 6654 10/20/57 03/01/89 4.3333 $522.03 1898 4921 12/10/52 07/01/86 7.0000 $873.23 0656 0 07/01/27 02/01/53 40.4167 $11,067.09 5385 2671 08/19/41 08/01/78 14.9167 $2,005.14 5374 17191 12/12/52 09/01/90 2.8333 $248.44 1067 27374 05/04/55 06/01/92 1.0833 $48.73 1490 4561 06/25/52 10/01/88 4.7500 $611.52 0800 15322 08/12/69 08/01/89 3.9167 $391.43 2353 5773 06/19/62 06/01/80 13.0833 $2,700.91 3629 4705 10/21/34 06/01/69 24.0833 $3,896.84 4504 6626 05/03/35 03/01/89 4.3333 $476.81 5424 1823 05/01/36 09/01/72 20.8333 $3,363.53 9366 7585 10/21/34 03/01/61 32.3333 $3,628.48 6573 12152 05/17/46 11/01/86 6.6667 $1,024.91 7212 35022 05/16/56 03/01/92 1.3333 $71.53 5203 0 08/01/62 04/01/85 8.2500 $869.35 5205 1501 03/06/60 05/01/87 6.1667 $924.83 5683 6290 02/27/57 06/01/78 15.0833 $2,283.80 5767 2542 12/09/64 07/01/90 3.0000 $221.32 5786 7503 07/07/57 02/01/89 4.4167 $396.81 5797 24 02/01/59 01/01/87 6.5000 $825.24 5894 22 01/28/56 05/01/83 10.1667 $1,869.37 5904 1230 01/01/58 07/01/86 7.0000 $920.62 5930 15483 08/17/56 10/01/89 3.7500 $216.79 6074 6548 08/24/60 07/01/90 3.0000 $204.70 7374 0 06/01/55 11/01/79 13.6667 $1,464.69 4484 8578 04/16/58 05/01/89 4.1667 $387.50 4513 27254 08/05/58 09/01/91 1.8333 $58.35 5811 0 06/01/59 07/01/85 8.0000 $917.56 3164 2466 07/23/68 08/01/88 4.9167 $377.58 8620 15246 03/05/65 05/01/90 3.1667 $501.88 1455 27140 03/04/68 01/01/91 2.5000 $241.76 2734 24727 03/21/35 06/01/91 2.0833 $181.54 3508 15256 09/17/35 06/01/90 3.0833 $466.90 3986 11209 08/02/39 03/01/86 7.3333 $1,410.05 6034 8437 01/14/53 02/01/78 15.4167 $2,906.74 6104 6335 11/27/47 08/01/67 25.9167 $4,700.68 6151 4327 09/23/46 02/01/81 12.4167 $2,296.43 7293 8851 01/02/61 06/01/80 13.0833 $2,023.68 1945 6926 03/11/52 08/01/76 16.9167 $3,365.54 2074 1816 12/07/52 01/01/75 18.5000 $2,013.53 2151 5715 06/04/54 06/01/77 16.0833 $3,140.20 5994 6401 08/17/52 06/01/90 3.0833 $136.39 0106 3462 08/26/52 04/01/71 22.2500 $5,557.63 0234 3007 12/22/52 05/01/84 9.1667 $1,111.85 0661 7236 05/19/54 07/01/81 12.0000 $1,591.92 0808 1208 08/24/51 01/01/78 15.5000 $2,575.72 0941 1647 07/12/52 09/01/86 6.8333 $657.58 2214 4031 05/30/66 10/01/88 4.7500 $438.20 C-16 Last Four Digits of Social Security Number Employee Number Date of Birth Date of Hire 6/30/93 Credited Service 6/30/93 Annual Accrued Benefit 0921 955 08/05/58 05/01/87 6.1667 $549.94 2473 3795 06/23/59 07/01/87 6.0000 $686.85 1107 24855 11/19/72 03/01/92 1.3333 $27.23 2490 2608 06/06/61 09/01/87 5.8333 $684.24 3634 5565 10/01/62 03/01/86 7.3333 $3,511.54 0978 3340 09/14/64 01/01/86 7.5000 $966.60 1218 290 09/26/64 05/01/88 5.1667 $1,365.08 7504 27367 12/11/69 05/01/92 1.1667 $84.37 2994 27330 01/31/67 12/01/91 1.5833 $74.75 9990 27151 04/21/70 01/01/91 2.5000 $211.26 7222 4407 05/05/39 04/01/79 14.2500 $2,062.85 7270 8810 05/18/49 07/01/68 25.0000 $4,578.29 1886 5258 09/20/47 03/01/76 17.3333 $2,969.89 0952 15210 12/16/52 12/01/89 3.5833 $2,857.68 2352 9182 05/15/53 11/01/87 5.6667 $701.91 6866 7046 03/24/66 07/01/86 7.0000 $898.72 7168 4985 09/30/66 12/01/88 4.5833 $585.88 5870 5761 02/28/58 04/01/83 10.2500 $1,994.60 0577 24874 12/13/60 05/01/92 1.1667 $69.19 1138 6954 06/21/65 06/01/89 4.0833 $470.41 2732 6533 04/22/62 01/01/89 4.5000 $445.50 4568 7992 12/17/63 04/01/87 6.2500 $1,238.77 1642 8632 01/22/64 09/01/87 5.8333 $1,306.75 7546 3541 03/01/46 11/01/87 5.6667 $2,280.81 8813 1598 07/29/47 07/01/77 16.0000 $13,427.19 6768 4262 12/03/50 10/01/77 15.7500 $1,804.88 7180 7119 04/29/49 09/01/89 3.8333 $294.94 8511 0 04/01/58 03/01/87 6.3333 $705.73 1263 4440 11/25/68 08/01/87 5.9167 $590.43 2527 5553 01/12/62 08/01/86 6.9167 $891.37 3793 2340 09/06/60 07/01/88 5.0000 $1,356.66 3814 4707 02/26/59 07/01/76 17.0000 $3,384.49 8834 1886 08/30/69 09/01/87 5.8333 $552.59 1610 8016 11/30/61 06/01/81 12.0833 $1,781.93 1710 3301 12/04/61 12/01/87 5.5833 $1,277.79 5091 8318 11/09/58 10/01/80 12.7500 $2,587.01 8243 0 09/01/62 07/01/80 13.0000 $1,496.98 0598 5800 07/16/27 03/01/77 16.3333 $7,145.09 7228 19773 01/24/40 11/01/91 1.6667 $181.56 0825 8848 07/14/39 04/01/74 19.2500 $4,164.56 4365 2635 11/13/47 02/01/81 12.4167 $4,403.33 4693 9205 08/30/44 03/01/86 7.3333 $827.94 5578 13194 03/12/53 09/01/82 10.8333 $7,557.99 7346 7928 01/16/49 03/01/82 11.3333 $1,964.20 6923 6217 11/09/47 06/01/77 16.0833 $2,927.26 8821 7460 03/07/47 07/01/68 25.0000 $6,620.85 8841 1935 02/19/48 07/01/70 23.0000 $5,381.17 9089 6220 12/29/49 05/01/84 9.1667 $1,513.12 9116 5691 07/05/47 09/01/87 5.8333 $592.37 9236 7575 09/05/47 09/01/74 18.8333 $2,933.33 9255 1127 10/22/48 08/01/67 25.9167 $6,347.40 9796 15633 01/01/64 03/01/90 3.3333 $377.27 7435 9130 10/13/59 06/01/81 12.0833 $2,058.12 7506 6554 09/23/69 12/01/88 4.5833 $468.68 4822 15236 12/01/63 04/01/90 3.2500 $477.92 1342 7958 04/04/67 06/01/87 6.0833 $908.61 7844 0 05/01/32 09/01/52 40.8333 $6,452.67 8112 4710 02/16/31 05/01/68 25.1667 $3,952.52 8403 10873 11/09/30 01/01/89 4.5000 $567.80 0211 24815 06/29/41 10/01/91 1.7500 $2.75 0687 7825 12/09/47 10/01/77 15.7500 $1,891.23 0748 0 11/01/48 01/01/83 10.5000 $3,983.71 0748 0 11/01/48 01/01/83 10.5000 $3,983.71 1784 3625 08/27/51 07/01/74 19.0000 $3,530.33 4228 6185 11/15/52 07/01/76 17.0000 $3,392.23 4445 1064 08/24/54 06/01/88 5.0833 $1,750.07 4515 5491 02/23/65 08/01/85 7.9167 $1,040.92 3131 4345 10/19/56 07/01/84 9.0000 $2,847.91 3729 8874 02/03/57 09/01/90 2.8333 $195.36 0452 15628 10/31/51 03/01/90 3.3333 $360.60 4935 5777 09/18/58 02/01/80 13.4167 $1,549.83 7940 8883 08/10/65 09/01/90 2.8333 $230.60 5644 6517 10/08/62 12/01/88 4.5833 $477.45 0211 2260 01/21/34 03/01/69 24.3333 $3,353.77 1264 13109 08/07/32 01/01/50 43.5000 $95,759.85 5654 428 08/07/38 09/01/79 13.8333 $2,216.17 7992 0 04/01/48 02/01/70 23.4167 $6,433.53 0773 9048 02/12/51 10/01/81 11.7500 $4,907.55 5093 7491 07/02/52 06/01/87 6.0833 $777.26 9221 13852 04/25/59 01/01/90 3.5000 $382.18

C-17 Last Four Digits of Social Security Number Employee Number Date of Birth Date of Hire 6/30/93 Credited Service 6/30/93 Annual Accrued Benefit 3737 6274 04/24/55 11/01/87 5.6667 $1,118.16 3986 15211 02/19/56 12/01/89 3.5833 $1,109.31 6165 8574 03/01/67 10/01/86 6.7500 $1,029.45 5918 4174 09/10/58 10/01/88 4.7500 $679.52 4888 27303 10/12/63 11/01/91 1.6667 $11.08 6504 8858 08/07/43 05/01/86 7.1667 $1,254.66 7569 7053 05/26/42 03/01/69 24.3333 $4,308.12 9794 3331 11/23/42 09/01/88 4.8333 $467.76 1093 8903 06/03/57 01/01/83 10.5000 $1,233.45 5441 7387 11/08/56 06/01/75 18.0833 $2,602.83 4918 34326 05/06/60 01/01/92 1.5000 $535.00 9654 6961 10/31/62 08/01/82 10.9167 $1,343.55 8340 5506 09/29/64 09/01/82 10.8333 $1,759.41 6522 8519 01/09/67 07/01/87 6.0000 $998.51 6773 27269 07/29/72 10/01/91 1.7500 $79.76 5313 5490 05/05/27 12/01/64 28.5833 $35,784.58 5802 1943 12/07/40 04/01/59 34.2500 $5,793.10 0037 3165 04/19/44 05/01/68 25.1667 $4,644.45 6941 24811 06/15/44 10/01/91 1.7500 $50.73 7067 3477 06/02/43 02/01/77 16.4167 $7,113.56 0988 7135 08/06/46 09/01/89 3.8333 $190.52 1764 3022 05/20/47 08/01/76 16.9167 $3,582.35 3426 3373 12/28/43 02/01/73 20.4167 $3,954.54 3925 9396 08/17/45 05/01/71 22.1667 $3,845.14 3161 4072 04/01/46 09/01/78 14.8333 $1,908.53 4749 4014 10/04/45 05/01/76 17.1667 $1,937.47 4813 3305 08/20/63 06/01/82 11.0833 $1,417.63 1811 7700 08/21/65 04/01/87 6.2500 $852.09 6675 7645 10/08/72 07/01/90 3.0000 $20.49 4588 3286 05/12/69 09/01/88 4.8333 $791.66 0742 0 02/01/63 11/01/81 11.6667 $893.13 3726 27191 08/12/69 07/01/91 2.0000 $76.22 9233 4920 04/18/40 07/01/71 22.0000 $3,056.28 9348 4180 06/08/42 04/01/87 6.2500 $689.34 0095 2043 05/07/44 10/01/79 13.7500 $1,313.49 1337 15301 08/31/51 07/01/89 4.0000 $365.30 2053 8759 08/24/51 07/01/90 3.0000 $236.14 7650 0 05/01/49 06/01/73 20.0833 $4,749.31 8913 6909 03/13/49 03/01/81 12.3333 $2,161.54 8958 2541 08/29/61 04/01/85 8.2500 $2,499.17 9064 9699 03/31/50 08/01/79 13.9167 $2,875.71 9274 2109 01/11/51 11/01/72 20.6667 $4,024.68 9768 6520 10/27/48 04/01/67 26.2500 $4,392.73 0474 7669 10/08/52 02/01/84 9.4167 $1,421.62 0495 0 06/01/52 07/01/75 18.0000 $4,725.84 0624 9361 10/10/51 04/01/86 7.2500 $1,196.71 0716 27197 03/24/65 07/01/91 2.0000 $68.98 0774 405 01/05/53 10/01/78 14.7500 $1,901.68 2373 3282 07/17/51 02/01/76 17.4167 $1,603.93 7076 0 12/01/55 04/01/85 8.2500 $1,004.50 4165 15456 03/12/52 10/01/89 3.7500 $382.42 2790 8444 09/26/56 06/01/86 7.0833 $1,144.92 1028 8682 12/29/62 09/01/81 11.8333 $1,326.50 0431 6814 04/28/70 07/01/89 4.0000 $430.89 2476 5042 06/15/63 12/01/88 4.5833 $857.74 1598 7282 04/09/68 07/01/87 6.0000 $692.78 4661 24881 12/22/53 06/01/92 1.0833 $15.65 4207 0 02/01/29 09/01/86 6.8333 $449.06 0333 10872 07/27/55 03/01/85 8.3333 $1,977.45 3102 2763 12/06/55 07/01/81 12.0000 $4,348.51 4817 2743 12/15/56 11/01/78 14.6667 $2,092.17 3943 3597 06/06/57 07/01/79 14.0000 $2,326.67 4013 27337 03/01/57 12/01/91 1.5833 $73.51 5406 27294 11/01/61 10/01/91 1.7500 $65.90 5694 27348 08/08/65 02/01/92 1.4167 $37.60 4802 7134 10/17/25 10/01/89 3.7500 $245.38 5674 34290 01/02/46 02/01/91 2.4167 $1,294.49 3044 5043 01/14/53 12/01/88 4.5833 $1,640.22 0519 24889 07/01/52 06/01/92 1.0833 $74.81 0798 1618 08/29/53 08/01/72 20.9167 $2,818.19 1460 6118 01/19/35 10/01/81 11.7500 $2,551.23 1916 3627 11/10/56 07/01/82 11.0000 $992.91 3937 24776 06/02/52 08/01/91 1.9167 $70.54 4966 3586 02/22/52 10/01/70 22.7500 $5,450.43 3605 6492 04/21/60 07/01/90 3.0000 $432.28 0128 6327 04/21/59 03/01/78 15.3333 $2,680.54 2936 9163 09/03/60 05/01/81 12.1667 $2,324.17 6482 7885 05/12/61 05/01/79 14.1667 $2,445.05 9164 8674 05/26/59 11/01/86 6.6667 $2,715.07 8108 1989 01/19/60 06/01/78 15.0833 $1,782.33 C-18 Last Four Digits of Social Security Number Employee Number Date of Birth Date of Hire 6/30/93 Credited Service 6/30/93 Annual Accrued Benefit 2808 6972 08/15/57 07/01/87 6.0000 $564.51 8679 15124 08/08/62 10/01/89 3.7500 $1,134.08 3712 4049 04/01/66 09/01/86 6.8333 $860.45 6212 8262 08/08/31 05/01/69 24.1667 $3,321.90 5355 27268 12/29/43 10/01/91 1.7500 $57.14 5896 7002 08/03/43 07/01/76 17.0000 $3,921.36 6022 4298 08/27/43 07/01/77 16.0000 $5,183.55 0936 517 04/15/62 11/01/87 5.6667 $1,488.46 5412 27180 03/16/55 03/01/91 2.3333 $164.70 2064 7648 05/20/57 04/01/79 14.2500 $3,080.59 9713 4461 08/30/61 09/01/79 13.8333 $1,832.93 8147 645 07/17/60 03/01/87 6.3333 $747.13 0587 27321 08/17/71 11/01/91 1.6667 $68.14 2972 15591 03/10/37 02/01/90 3.4167 $547.97 4714 1419 10/28/36 05/01/87 6.1667 $806.05 5170 7369 11/01/53 04/01/90 3.2500 $331.86 5955 27283 03/01/54 10/01/91 1.7500 $62.13 6937 1593 05/07/56 09/01/87 5.8333 $1,576.02 9237 3850 11/01/55 03/01/87 6.3333 $842.54 9962 869 01/13/55 05/01/73 20.1667 $2,578.33 6148 6809 08/27/59 07/01/89 4.0000 $361.63 2658 0 11/01/68 06/01/91 2.0833 $26.36 9470 0 06/01/63 04/01/86 7.2500 $720.30 6421 15234 04/28/62 03/01/90 3.3333 $478.07 7415 6406 07/12/72 06/01/90 3.0833 $76.39 3326 19181 06/07/66 12/01/89 3.5833 $278.11 3968 3956 07/27/61 05/01/82 11.1667 $1,725.93 6177 6465 04/20/72 07/01/90 3.0000 $63.65 8060 24723 01/21/63 06/01/91 2.0833 $124.80 2360 17220 01/07/38 09/01/90 2.8333 $192.12 8092 2570 12/17/41 01/01/66 27.5000 $4,812.53 0666 13013 02/23/49 04/01/75 18.2500 $11,444.40 2021 4829 09/30/47 09/01/84 8.8333 $1,249.58 2942 5462 03/15/47 11/01/67 25.6667 $2,718.99 3836 15667 08/23/48 04/01/90 3.2500 $244.54 9080 3493 04/17/48 09/01/75 17.8333 $2,048.82 2556 27265 07/09/53 10/01/91 1.7500 $36.05 3751 6221 06/17/61 04/01/82 11.2500 $1,649.26 3766 9381 05/13/65 03/01/85 8.3333 $876.01 3791 8252 09/06/64 07/01/84 9.0000 $1,051.47 3816 4310 07/19/64 09/01/85 7.8333 $1,057.99 4571 4719 12/23/64 05/01/84 9.1667 $1,320.42 2375 24826 03/13/72 11/01/91 1.6667 $81.64 7820 7347 11/27/68 02/01/90 3.4167 $265.02 3046 13100 02/02/20 01/01/50 43.5000 $43,232.70 4554 1050 01/28/33 06/01/70 23.0833 $3,991.91 4694 7959 10/16/41 08/01/72 20.9167 $3,653.55 4425 17214 11/05/46 09/01/90 2.8333 $245.52 7595 5479 02/22/49 10/01/73 19.7500 $4,262.48 9587 8781 09/12/52 05/01/73 20.1667 $809.81 4984 0 06/01/58 04/01/85 8.2500 $834.41 9303 229 04/14/63 04/01/88 5.2500 $519.43 2416 8811 10/17/61 10/01/80 12.7500 $2,536.30 9091 27366 12/30/65 05/01/92 1.1667 $140.20 2634 15421 01/19/70 10/01/89 3.7500 $378.09 2762 2906 11/10/68 08/01/88 4.9167 $480.72 2834 27344 07/18/70 01/01/92 1.5000 $71.85 0127 24698 05/12/71 06/01/92 1.0833 $64.64 2558 0 11/01/22 04/01/66 27.2500 $3,625.58 4658 0 02/01/22 07/01/72 21.0000 $3,020.06 6860 0 08/01/23 07/01/70 23.0000 $3,051.31 6608 5449 11/16/32 05/01/78 15.1667 $2,265.03 4027 1826 05/29/38 02/01/78 15.4167 $2,424.87 4244 9695 07/18/37 02/01/76 17.4167 $2,254.87 4367 430 09/11/39 04/01/88 5.2500 $834.06 4803 7642 07/27/37 02/01/85 8.4167 $1,487.18 7365 2797 04/09/70 08/01/88 4.9167 $189.47 9967 552 04/02/63 03/01/82 11.3333 $1,916.35 0985 5725 10/31/58 04/01/87 6.2500 $1,073.94 3719 17229 01/19/58 09/01/90 2.8333 $239.83 4408 3036 11/11/56 01/01/88 5.5000 $737.64 2550 0 07/01/48 02/01/83 10.4167 $993.04 5173 6432 03/17/71 07/01/90 3.0000 $204.09 5568 0 12/01/65 08/01/84 8.9167 $682.12 1859 4212 10/27/67 02/01/88 5.4167 $653.14 9149 34289 10/28/66 02/01/91 2.4167 $234.35 3727 7374 09/30/71 04/01/90 3.2500 $176.43 7764 4922 02/13/32 07/01/76 17.0000 $2,347.73 8151 0 10/01/30 09/01/68 24.8333 $3,489.31 8365 7999 08/10/31 05/01/72 21.1667 $2,911.20

C-19 Last Four Digits of Social Security Number Employee Number Date of Birth Date of Hire 6/30/93 Credited Service 6/30/93 Annual Accrued Benefit 3718 8182 06/11/39 07/01/73 20.0000 $6,252.58 1998 15659 03/17/43 04/01/90 3.2500 $362.66 7128 3574 08/27/52 09/01/88 4.8333 $591.37 8880 5711 12/06/51 10/01/86 6.7500 $1,160.09 4194 1787 10/31/56 06/01/86 7.0833 $899.55 3094 7064 05/03/70 08/01/89 3.9167 $399.21 8850 27345 02/04/60 01/01/92 1.5000 $65.77 2224 6860 05/02/66 11/01/87 5.6667 $741.10 1930 27148 07/03/71 01/01/91 2.5000 $210.54 0380 7713 07/03/31 02/01/83 10.4167 $2,041.94 2363 660 03/10/34 04/01/71 22.2500 $3,767.52 0001 0 06/01/39 08/01/86 6.9167 $612.46 8272 2427 06/06/45 08/01/88 4.9167 $1,132.23 7569 9568 08/09/47 06/01/76 17.0833 $2,621.46 7828 5646 02/12/53 06/01/75 18.0833 $3,068.87 8080 0 02/01/48 09/01/78 14.8333 $974.88 8153 8414 04/19/46 05/01/80 13.1667 $1,264.83 8517 15623 12/09/48 03/01/90 3.3333 $327.06 8866 0 01/01/50 07/01/87 6.0000 $500.12 9055 2794 02/04/39 03/01/71 22.3333 $2,874.44 9250 1485 01/30/47 06/01/87 6.0833 $799.50 9384 6524 09/25/49 06/01/81 12.0833 $1,783.91 9390 4789 10/01/55 06/01/81 12.0833 $1,976.68 9477 6953 04/02/49 05/01/85 8.1667 $1,436.44 9952 2999 12/03/46 07/01/78 15.0000 $1,868.69 2663 30708 03/13/49 11/01/90 2.6667 $144.26 0436 7582 10/13/62 06/01/90 3.0833 $214.83 8370 15446 10/21/60 10/01/89 3.7500 $341.45 1238 6811 06/30/71 07/01/89 4.0000 $218.52 2711 1846 08/15/35 09/01/70 22.8333 $3,718.59 3146 4425 04/10/28 07/01/80 13.0000 $1,813.40 5683 3342 04/24/38 05/01/86 7.1667 $1,032.11 6945 2423 07/21/38 08/01/87 5.9167 $648.62 7681 6291 12/28/34 07/01/85 8.0000 $967.19 9183 2530 10/11/36 11/01/60 32.6667 $3,535.89 9561 2861 01/01/36 11/01/70 22.6667 $2,565.52 9787 8077 02/23/37 06/01/70 23.0833 $4,653.52 5329 0 11/01/47 08/01/73 19.9167 $3,485.21 0136 24844 02/13/51 02/01/92 1.4167 $60.73 0704 5493 01/10/51 05/01/86 7.1667 $970.37 0783 512 04/27/55 06/01/74 19.0833 $979.24 4826 1014 09/14/61 12/01/87 5.5833 $1,041.56 6173 27200 02/10/70 08/01/91 1.9167 $81.66 6284 7291 01/13/62 01/01/90 3.5000 $363.64 9403 27362 12/25/65 04/01/92 1.2500 $77.50 7945 0 01/01/65 04/01/84 9.2500 $724.93 2509 8023 10/04/65 03/01/88 5.3333 $1,259.13 4314 27093 03/31/64 10/01/90 2.7500 $205.01 4099 15238 08/09/63 04/01/90 3.2500 $455.59 0179 27361 06/07/67 04/01/92 1.2500 $88.02 4946 15663 10/26/70 04/01/90 3.2500 $331.02 2845 769 09/21/41 07/01/70 23.0000 $3,261.79 3016 27262 11/05/41 10/01/91 1.7500 $49.87 3343 1805 01/07/42 08/01/60 32.9167 $11,035.82 3544 17248 03/01/40 10/01/90 2.7500 $259.24 3766 0 12/01/38 01/01/79 14.5000 $1,081.16 2056 0 08/01/47 08/01/68 24.9167 $2,761.03 4877 8129 09/11/51 08/01/81 11.9167 $1,429.17 4887 98 02/08/50 03/01/88 5.3333 $607.99 9374 15555 07/08/55 01/01/90 3.5000 $459.92 8096 24892 09/01/66 06/01/92 1.0833 $89.73 4026 15530 02/13/71 12/01/89 3.5833 $258.89 4180 3125 03/16/63 09/01/88 4.8333 $802.73 8049 14005 06/27/63 02/01/89 4.4167 $720.93 3459 34315 10/12/51 10/01/91 1.7500 $104.42 9781 3173 03/11/42 01/01/76 17.5000 $2,834.70 1691 8111 02/02/45 02/01/78 15.4167 $1,624.25 7564 873 06/21/45 04/01/70 23.2500 $7,140.05 9733 4024 02/12/45 10/01/88 4.7500 $339.47 8335 30953 10/27/47 10/01/91 1.7500 $43.42 0819 33147 03/28/59 05/01/92 1.1667 $2.45 2666 3483 11/13/61 03/01/82 11.3333 $1,694.86 2975 4909 02/15/64 07/01/86 7.0000 $884.82 0110 0 10/01/63 03/01/85 8.3333 $1,431.75 0156 0 08/01/66 08/01/86 6.9167 $521.26 0063 1055 08/11/65 10/01/91 1.7500 $5.10 1767 9053 10/19/70 10/01/90 2.7500 $163.18 4368 2239 12/03/66 01/01/87 6.5000 $861.43 1359 6910 08/15/45 01/01/70 23.5000 $12,157.84 5079 0 12/01/57 07/01/76 17.0000 $2,282.51 C-20 Last Four Digits of Social Security Number Employee Number Date of Birth Date of Hire 6/30/93 Credited Service 6/30/93 Annual Accrued Benefit 0465 1355 11/02/60 11/01/82 10.6667 $2,990.59 0616 2722 10/03/66 05/01/86 7.1667 $1,150.32 1818 15673 03/10/71 04/01/90 3.2500 $200.39 1852 34295 12/10/65 04/01/91 2.2500 $397.92 1148 8558 11/15/66 07/01/86 7.0000 $1,446.36 1952 1953 01/12/42 06/01/80 13.0833 $1,760.82 3171 13921 02/14/66 03/01/90 3.3333 $413.30 3489 34340 04/02/62 03/01/92 1.3333 $207.50 8335 6995 02/18/67 07/01/89 4.0000 $303.63 9461 179 02/05/65 03/01/88 5.3333 $706.12 8641 2522 10/04/36 03/01/80 13.3333 $3,053.40 6850 8278 09/15/33 08/01/89 3.9167 $693.98 0941 3188 12/09/42 03/01/69 24.3333 $2,829.55 2156 5437 10/06/44 10/01/77 15.7500 $2,203.85 2266 7210 05/20/43 09/01/66 26.8333 $3,404.85 8645 13018 06/08/46 09/01/75 17.8333 $7,275.51 0967 0 09/01/50 09/01/85 7.8333 $1,874.96 7640 27251 06/14/51 09/01/91 1.8333 $3.87 8480 1423 12/02/51 03/01/87 6.3333 $904.02 8778 6008 10/17/50 03/01/87 6.3333 $868.94 4778 5285 07/18/59 03/01/85 8.3333 $1,350.21 2169 15269 03/25/62 08/01/90 2.9167 $303.13 9685 5606 08/29/60 07/01/79 14.0000 $2,898.12 7621 2461 12/19/61 03/01/86 7.3333 $1,398.18 9910 24696 04/02/68 03/01/91 2.3333 $179.07 7998 24681 06/08/67 10/01/90 2.7500 $220.02 7914 6486 11/09/69 07/01/90 3.0000 $195.67 7950 3414 09/19/50 08/01/79 13.9167 $2,837.73 7951 1099 04/04/46 00/01/00 93.5000 $603.98 0530 8100 02/14/70 05/01/89 4.1667 $474.63 0623 7552 09/20/55 10/01/73 19.7500 $3,316.89 0656 5791 01/22/56 04/01/73 20.2500 $2,445.69 0661 799 10/06/53 09/01/79 13.8333 $2,454.99 0832 2767 01/06/54 07/01/75 18.0000 $3,323.16 1016 8756 07/03/53 05/01/79 14.1667 $2,620.73 1122 3358 10/03/53 09/01/79 13.8333 $1,983.11 1127 0 12/01/56 04/01/80 13.2500 $2,473.02 1222 2264 02/05/57 09/01/87 5.8333 $775.28 1259 6002 11/12/52 08/01/70 22.9167 $3,760.13 1298 9334 08/18/55 02/01/86 7.4167 $900.25 1353 6283 11/11/53 03/01/88 5.3333 $591.07 1963 3729 08/11/41 03/01/80 13.3333 $2,299.49 1964 9047 12/16/54 08/01/87 5.9167 $952.20 2163 757 09/30/56 01/01/85 8.5000 $888.00 2164 735 01/24/55 06/01/85 8.0833 $1,222.78 2182 27205 09/23/53 08/01/91 1.9167 $55.73 2346 5723 05/11/57 07/01/76 17.0000 $2,178.12 7425 27188 11/23/54 06/01/91 2.0833 $245.18 1187 7513 02/24/58 08/01/80 12.9167 $1,830.06 8255 8535 02/23/63 06/01/81 12.0833 $1,398.18 9338 27090 10/18/60 10/01/90 2.7500 $198.95 9721 3770 08/12/63 11/01/86 6.6667 $1,113.89 0757 3386 07/11/68 12/01/86 6.5833 $691.30 1190 15630 11/12/70 03/01/90 3.3333 $388.29 7130 6386 11/25/62 06/01/90 3.0833 $324.47 9632 1237 06/02/64 06/01/83 10.0833 $1,223.32 6065 24779 08/04/64 08/01/91 1.9167 $34.83 1980 15585 09/24/64 02/01/90 3.4167 $336.99 7355 4045 06/19/35 06/01/71 22.0833 $3,748.10 7667 970 06/22/36 05/01/74 19.1667 $3,832.58 7999 5405 04/20/34 04/01/67 26.2500 $3,382.12 9540 24719 01/14/39 05/01/91 2.1667 $187.43 1634 2656 11/10/55 06/01/77 16.0833 $2,623.89 7542 1219 05/05/55 08/01/84 8.9167 $1,167.13 9424 7562 03/31/57 09/01/77 15.8333 $2,656.22 9782 5360 03/11/55 06/01/73 20.0833 $4,346.31 2082 24670 08/19/58 03/01/91 2.3333 $195.65 7211 1730 11/09/58 04/01/78 15.2500 $2,597.06 1242 24715 03/21/62 05/01/91 2.1667 $217.48 6033 7755 08/09/61 07/01/88 5.0000 $517.27 9787 6799 09/02/68 07/01/89 4.0000 $423.51 5671 6816 07/20/67 07/01/89 4.0000 $353.15 8309 727 12/03/65 04/01/87 6.2500 $703.44 6215 4948 01/14/31 11/01/69 23.6667 $4,150.52 8400 0 08/01/40 09/01/65 27.8333 $10,400.28 8553 6680 03/15/38 04/01/89 4.2500 $323.83 8630 6638 07/22/39 03/01/89 4.3333 $382.96 8961 3965 08/29/39 10/01/60 32.7500 $5,565.30 8433 3424 09/04/40 06/01/68 25.0833 $3,415.75 8751 9610 02/26/41 02/01/70 23.4167 $22,789.12

C-21 Last Four Digits of Social Security Number Employee Number Date of Birth Date of Hire 6/30/93 Credited Service 6/30/93 Annual Accrued Benefit 8842 1197 03/22/42 12/01/83 9.5833 $2,171.30 5527 6310 04/18/45 09/01/65 27.8333 $10,922.48 3214 3228 07/02/48 02/01/87 6.4167 $982.27 7980 2388 04/02/49 09/01/75 17.8333 $3,273.74 8034 6012 06/23/54 07/01/84 9.0000 $1,064.73 8494 2537 12/12/51 08/01/88 4.9167 $329.73 8953 24863 09/30/49 04/01/92 1.2500 $72.28 5824 0 05/01/61 06/01/81 12.0833 $1,590.14 6020 9269 10/24/48 05/01/87 6.1667 $650.28 6190 27317 07/29/54 11/01/91 1.6667 $72.17 6225 0 10/01/52 07/01/71 22.0000 $4,708.67 6275 27339 11/17/57 12/01/91 1.5833 $60.48 6992 4177 05/18/55 05/01/75 18.1667 $4,111.73 9000 3737 02/25/60 04/01/85 8.2500 $1,303.28 0941 5894 07/21/61 06/01/81 12.0833 $2,383.82 0378 2195 10/10/59 10/01/84 8.7500 $1,416.04 8921 5676 08/02/57 08/01/83 9.9167 $2,247.91 4345 9515 02/15/49 09/01/87 5.8333 $970.74 3250 5079 10/08/61 07/01/83 10.0000 $1,418.02 9257 6659 05/13/66 03/01/89 4.3333 $367.18 8327 6600 07/18/66 02/01/89 4.4167 $662.01 7198 24758 05/07/69 07/01/91 2.0000 $68.03 5892 655 05/04/72 05/01/91 2.1667 $69.23 6686 978 04/01/72 11/01/90 2.6667 $67.79 7266 0 01/01/30 12/01/69 23.5833 $3,389.55 9730 24790 04/27/52 09/01/91 1.8333 $66.55 5405 15212 11/20/57 12/01/89 3.5833 $2,004.70 6794 7953 07/19/62 04/01/82 11.2500 $1,932.12 6957 7569 02/04/57 05/01/90 3.1667 $396.98 8452 4729 02/26/59 03/01/78 15.3333 $2,813.63 8776 1796 09/27/55 09/01/87 5.8333 $935.07 8940 9319 07/22/61 07/01/87 6.0000 $816.15 8565 1290 02/19/62 06/01/83 10.0833 $1,368.04 7136 2853 12/28/66 12/01/88 4.5833 $404.52 0605 20896 06/04/69 05/01/90 3.1667 $138.14 0014 34302 02/15/49 05/01/91 2.1667 $1,563.43 6467 9859 12/26/55 03/01/89 4.3333 $394.84 7253 23577 12/30/56 09/01/91 1.8333 $45.41 7572 33096 03/21/65 10/01/91 1.7500 $57.78 2138 13099 05/26/53 09/01/78 14.8333 $11,637.68 5900 15874 02/08/44 10/01/89 3.7500 $468.35 7775 35362 10/02/55 06/01/92 1.0833 $50.62 9103 35361 09/12/53 06/01/92 1.0833 $38.70 7184 16736 06/23/57 07/01/90 3.0000 $301.32 1220 10147 08/20/34 04/01/90 3.2500 $319.40 3300 0 04/01/38 04/01/70 23.2500 $1,891.35 9111 16304 07/06/63 09/01/90 2.8333 $212.74 6124 11163 03/27/33 04/01/86 7.2500 $2,627.86 9882 2249 06/29/43 11/01/87 5.6667 $592.12 3269 4338 12/01/39 04/01/70 23.2500 $2,704.86 2771 0 11/01/52 02/01/79 14.4167 $8,859.58 3912 10885 07/10/31 02/01/89 4.4167 $682.25 8028 1328 05/27/47 06/01/86 7.0833 $909.20 9009 4349 05/27/64 07/01/90 3.0000 $269.02 1794 34349 05/14/60 05/01/92 1.1667 $540.00 0250 28528 05/25/68 05/01/92 1.1667 $157.50 8670 17878 01/10/59 10/01/90 2.7500 $210.45 1347 15270 08/14/58 08/01/90 2.9167 $422.95 9791 18868 10/20/46 08/01/89 3.9167 $163.67 7172 13118 07/05/49 01/01/78 15.5000 $13,086.37 5810 15240 07/03/59 04/01/90 3.2500 $580.36 3926 29529 02/10/58 02/01/91 2.4167 $260.65 9555 6706 03/21/61 05/01/89 4.1667 $478.86 1491 13050 03/28/48 01/01/81 12.5000 $8,554.54 0441 12963 10/01/53 10/01/89 3.7500 $501.44 7827 5794 01/20/54 09/01/86 6.8333 $1,838.31 6091 0 11/01/47 01/01/74 19.5000 $1,757.88 6144 24726 04/01/49 06/01/91 2.0833 $233.05 3510 1442 02/02/42 09/01/70 22.8333 $6,816.14 1560 0 07/01/45 03/01/76 17.3333 $1,731.43 8464 0 09/01/48 04/01/78 15.2500 $6,457.45 7104 34324 06/08/65 01/01/92 1.5000 $108.00 8223 446 03/24/38 09/01/81 11.8333 $1,521.83 0290 3848 04/22/52 06/01/85 8.0833 $985.34 1035 3682 04/11/41 10/01/88 4.7500 $572.91 4302 35512 01/21/50 09/01/91 1.8333 $78.33 5874 23665 07/31/71 05/01/92 1.1667 $44.87 4398 7166 06/15/60 07/01/87 6.0000 $785.72 1637 30913 03/24/38 09/01/91 1.8333 $62.88 2144 16600 01/24/38 05/01/90 3.1667 $1,016.85 C-22 Last Four Digits of Social Security Number Employee Number Date of Birth Date of Hire 6/30/93 Credited Service 6/30/93 Annual Accrued Benefit 7004 1400 12/28/37 06/01/87 6.0833 $777.80 6807 15144 11/12/63 10/01/89 3.7500 $1,291.04 6155 33104 12/14/35 11/01/91 1.6667 $63.37 7122 0 08/01/54 07/01/87 6.0000 $657.54 5599 27316 01/03/32 11/01/91 1.6667 $62.18 1918 15239 12/02/56 04/01/90 3.2500 $724.38 7907 6150 06/02/44 11/01/87 5.6667 $610.18 9999 3592 08/19/46 11/01/76 16.6667 $1,939.43 0799 10531 02/27/58 09/01/89 3.8333 $369.20 3075 2825 09/23/40 08/01/88 4.9167 $461.81 7415 23521 08/01/57 06/01/91 2.0833 $157.60 2591 4924 02/15/35 01/01/82 11.5000 $9,139.86 6660 6566 02/28/30 01/01/89 4.5000 $550.26 4476 27323 06/01/72 12/01/91 1.5833 $78.78 0493 3169 07/28/48 09/01/86 6.8333 $916.46 7639 10143 05/20/50 04/01/90 3.2500 $202.59 4589 11452 07/10/53 04/01/88 5.2500 $861.24 0776 18776 06/28/45 12/01/86 6.5833 $545.46 2589 35599 05/29/69 04/01/92 1.2500 $66.39 2041 0 05/01/46 03/01/91 2.3333 $70.09 6486 34917 09/01/50 09/01/90 2.8333 $179.29 3063 13920 06/06/38 03/01/90 3.3333 $351.66 8241 15669 06/24/44 04/01/90 3.2500 $400.08 9111 0 07/01/53 09/01/84 8.8333 $850.24 0583 245 03/15/61 10/01/84 8.7500 $2,651.05 6783 16146 01/01/64 02/01/90 3.4167 $366.53 2156 13163 02/25/52 08/01/79 13.9167 $12,688.40 2701 28441 03/17/40 12/01/91 1.5833 $33.07 3442 34335 01/05/52 03/01/92 1.3333 $221.51 5151 3454 01/21/65 01/01/85 8.5000 $1,291.56 5452 0 09/01/54 04/01/90 3.2500 $123.38 7112 15129 01/30/67 10/01/89 3.7500 $582.37 1178 12013 09/06/40 09/01/81 11.8333 $1,728.97 5704 34352 02/27/50 05/01/92 1.1667 $400.00 2641 29520 04/15/40 01/01/91 2.5000 $220.82 9253 3844 07/03/56 10/01/88 4.7500 $1,106.46 6407 13117 12/14/47 08/01/87 5.9167 $1,435.87 3986 35589 12/24/59 03/01/92 1.3333 $63.85 6467 9717 06/21/68 01/01/89 4.5000 $638.80 3653 35615 03/28/55 05/01/92 1.1667 $48.00 3571 33139 11/03/63 04/01/92 1.2500 $58.57 8981 2309 01/14/46 10/01/84 8.7500 $2,607.66 9874 10349 12/06/45 02/01/89 4.4167 $555.84 6869 34888 08/12/38 05/01/91 2.1667 $285.57 8927 20821 03/02/38 03/01/90 3.3333 $261.46 3817 4844 04/07/42 11/01/72 20.6667 $3,032.84 7990 0 07/01/48 03/01/92 1.3333 $305.25 0986 3785 09/19/52 05/01/81 12.1667 $1,624.33 8515 3766 04/04/55 10/01/86 6.7500 $675.86 3406 20894 12/16/52 05/01/90 3.1667 $421.68 0407 6458 01/29/61 01/01/86 7.5000 $708.71 8673 35014 10/18/70 01/01/92 1.5000 $7.06 8877 15227 06/18/42 02/01/90 3.4167 $2,752.66 3154 29532 10/24/45 02/01/91 2.4167 $520.11 5959 6252 03/10/50 04/01/82 11.2500 $789.83 1737 31055 11/23/51 04/01/92 1.2500 $130.68 5468 0 07/01/55 09/01/77 15.8333 $2,748.54 8821 15799 09/14/56 08/01/89 3.9167 $406.33 0265 28369 08/23/61 08/01/91 1.9167 $61.61 9472 30767 05/05/39 02/01/91 2.4167 $229.56 9221 4292 12/23/48 01/01/87 6.5000 $796.54 6804 0 02/01/60 11/01/86 6.6667 $361.33 4435 16451 06/09/37 09/01/90 2.8333 $274.79 0690 35558 03/20/54 12/01/91 1.5833 $86.60 8198 13929 10/10/66 04/01/90 3.2500 $255.02 4692 16195 03/21/63 04/01/90 3.2500 $330.51 1287 0 05/01/28 08/01/72 20.9167 $1,959.59 0449 34926 05/08/38 07/01/67 26.0000 $433.24 1389 0 03/01/47 08/01/86 6.9167 $498.29 2924 10483 02/08/51 07/01/89 4.0000 $340.59 8529 21079 03/27/51 11/01/90 2.6667 $201.61 9109 7404 06/27/51 08/01/78 14.9167 $2,965.58 2419 34373 09/21/62 10/01/89 3.7500 $245.18 4836 19711 05/10/44 04/01/91 2.2500 $1,393.73 8961 15207 09/28/46 12/01/89 3.5833 $1,352.04 4815 0 02/08/52 05/01/81 12.1667 $1,071.25 5308 0 12/01/63 01/01/86 7.5000 $877.03 6729 15937 11/17/51 10/01/89 3.7500 $382.04 9204 10543 05/20/59 09/01/89 3.8333 $341.00 7233 2758 10/28/37 11/01/74 18.6667 $3,413.46

C-23 Last Four Digits of Social Security Number Employee Number Date of Birth Date of Hire 6/30/93 Credited Service 6/30/93 Annual Accrued Benefit 5695 16243 02/01/65 07/01/90 3.0000 $164.37 9027 19713 12/08/44 04/01/91 2.2500 $271.72 1811 13 08/12/57 03/01/88 5.3333 $816.59 8565 6288 08/05/58 05/01/84 9.1667 $1,093.17 7085 19735 09/22/72 07/01/91 2.0000 $91.48 6066 0 01/01/38 06/01/86 7.0833 $2,761.86 5671 7145 10/03/55 08/01/88 4.9167 $370.14 0134 8923 01/05/55 06/01/73 20.0833 $3,002.28 0471 16604 11/01/54 05/01/90 3.1667 $314.99 0639 14954 01/19/55 09/01/89 3.8333 $362.87 0683 9008 06/17/54 10/01/87 5.7500 $554.51 0973 4297 10/20/63 07/01/82 11.0000 $1,111.58 1651 5118 05/17/58 12/01/87 5.5833 $582.83 1739 2285 08/31/55 02/01/77 16.4167 $2,300.56 2145 9067 07/10/58 12/01/88 4.5833 $446.89 5951 16665 11/22/54 06/01/90 3.0833 $323.65 1036 11010 08/18/56 03/01/82 11.3333 $2,834.09 1410 11384 07/05/62 11/01/86 6.6667 $1,061.49 0399 34956 02/26/55 08/01/91 1.9167 $54.26 7869 19156 12/05/57 11/01/89 3.6667 $360.19 8081 9873 10/09/56 04/01/89 4.2500 $662.29 8231 16565 02/04/57 04/01/90 3.2500 $382.41 0291 3230 06/20/58 06/01/84 9.0833 $1,127.26 3054 7285 07/12/59 06/01/87 6.0833 $558.27 6864 9774 04/30/60 03/01/89 4.3333 $477.81 7676 16850 02/11/59 07/01/90 3.0000 $262.49 7965 1471 12/22/57 03/01/88 5.3333 $1,371.11 9846 6452 11/30/58 10/01/77 15.7500 $2,280.18 1024 35367 09/28/72 06/01/92 1.0833 $62.31 1437 19247 07/25/57 01/01/90 3.5000 $532.28 7659 16302 12/08/63 09/01/90 2.8333 $51.20 7762 13927 10/15/60 03/01/90 3.3333 $61.96 8854 9866 12/12/59 03/01/89 4.3333 $559.36 3028 7554 01/04/64 03/01/89 4.3333 $496.94 9426 11236 01/19/59 09/01/86 6.8333 $1,458.90 9672 0 09/01/59 05/01/86 7.1667 $770.84 1650 11552 10/19/70 05/01/89 4.1667 $297.86 2552 11823 09/12/59 08/01/89 3.9167 $408.26 6607 0 08/01/29 01/01/84 9.5000 $756.08 9279 11496 10/08/66 08/01/88 4.9167 $492.75 0530 8722 01/13/61 08/01/78 14.9167 $2,768.44 3279 16482 12/03/66 03/01/91 2.3333 $233.78 8054 17906 06/16/59 10/01/91 1.7500 $94.40 9782 2741 11/11/57 08/01/88 4.9167 $579.47 4328 19211 09/06/61 01/01/90 3.5000 $45.72 7880 34972 02/05/67 10/01/91 1.7500 $63.51 9620 34905 01/30/64 06/01/91 2.0833 $163.67 0656 35262 05/16/62 10/01/91 1.7500 $68.32 2840 11506 09/15/69 01/01/90 3.5000 $134.86 5358 5657 01/17/63 06/01/89 4.0833 $234.93 8840 3351 06/28/64 09/01/88 4.8333 $517.78 0668 34925 11/06/71 06/01/91 2.0833 $224.64 7734 10533 10/10/68 09/01/89 3.8333 $258.63 1161 635 07/02/62 05/01/88 5.1667 $1,425.16 4352 16446 05/04/66 08/01/90 2.9167 $200.39 5097 29574 02/16/68 02/01/92 1.4167 $41.80 7025 11944 06/23/67 09/01/90 2.8333 $264.97 8563 12520 08/03/61 09/01/88 4.8333 $476.80 9345 11208 09/08/67 06/01/86 7.0833 $1,033.24 9741 34282 04/28/61 11/01/90 2.6667 $311.57 9878 16069 12/17/64 10/01/89 3.7500 $290.25 0972 0 08/01/61 09/01/80 12.8333 $1,278.85 1277 9969 11/18/65 01/01/89 4.5000 $452.53 2567 7396 07/18/63 01/01/86 7.5000 $915.05 5607 2585 12/13/63 08/01/88 4.9167 $390.50 6048 17865 01/08/63 10/01/90 2.7500 $231.87 9385 10525 06/26/66 08/01/89 3.9167 $295.92 0053 14865 04/15/65 07/01/89 4.0000 $359.15 0497 12593 12/01/70 03/01/89 4.3333 $330.34 1176 19066 03/31/63 10/01/89 3.7500 $317.68 2579 4638 05/20/69 05/01/91 2.1667 $118.48 3318 7171 06/19/67 02/01/84 9.4167 $942.56 3705 3140 05/20/71 05/01/92 1.1667 $7.22 5978 19236 03/10/68 01/01/90 3.5000 $359.18 2394 2824 01/02/68 08/01/88 4.9167 $499.72 5917 12501 06/07/64 08/01/88 4.9167 $524.64 6704 11081 02/09/64 10/01/82 10.7500 $1,869.43 7721 11439 05/13/67 01/01/88 5.5000 $868.54 2072 19067 01/27/64 10/01/89 3.7500 $1.79 2594 19229 12/05/67 01/01/90 3.5000 $350.76 C-24 Last Four Digits of Social Security Number Employee Number Date of Birth Date of Hire 6/30/93 Credited Service 6/30/93 Annual Accrued Benefit 0272 12172 08/09/67 12/01/86 6.5833 $1,010.99 3542 12260 03/13/67 04/01/87 6.2500 $634.35 7109 12204 07/19/65 01/01/87 6.5000 $955.01 7424 11873 11/05/68 05/01/90 3.1667 $400.81 8731 16578 08/18/70 05/01/90 3.1667 $373.55 8831 34988 09/09/65 12/01/91 1.5833 $61.10 9253 35542 06/21/71 11/01/91 1.6667 $36.15 9652 11105 06/28/65 01/01/84 9.5000 $1,516.73 1739 0 09/01/26 09/01/62 30.8333 $2,557.65 5776 10077 01/20/71 02/01/90 3.4167 $104.01 6596 17948 01/30/65 06/01/92 1.0833 $69.11 0610 0 08/01/29 08/01/74 18.9167 $2,130.40 0990 0 04/01/25 02/01/69 24.4167 $2,670.24 2056 0 10/01/26 04/01/66 27.2500 $3,793.56 4453 12072 02/03/30 08/01/86 6.9167 $1,274.77 4201 35008 09/21/69 01/01/92 1.5000 $58.75 7603 9638 01/30/68 06/01/89 4.0833 $530.85 9674 14936 11/23/69 09/01/89 3.8333 $220.64 1108 33117 12/14/67 01/01/92 1.5000 $18.82 0631 15911 10/04/68 10/01/89 3.7500 $324.88 4857 12756 08/22/69 07/01/89 4.0000 $384.45 6349 9747 08/03/69 02/01/89 4.4167 $422.60 7857 17825 10/21/67 09/01/90 2.8333 $134.45 3366 9107 06/14/32 01/01/89 4.5000 $1,579.23 9918 638 11/16/32 11/01/51 41.6667 $6,769.99 9943 3011 12/21/33 02/01/76 17.4167 $2,466.99 0285 9418 09/16/69 07/01/87 6.0000 $456.12 8680 35614 03/20/72 05/01/92 1.1667 $9.94 5363 7670 06/25/34 04/01/73 20.2500 $1,880.75 8837 2746 04/19/34 02/01/88 5.4167 $631.64 8863 0 10/01/32 02/01/71 22.4167 $2,758.35 9101 16924 12/05/70 08/01/90 2.9167 $183.32 5697 2882 04/13/38 06/01/81 12.0833 $1,479.92 6086 9215 07/13/36 08/01/62 30.9167 $4,602.29 6337 0 06/01/35 05/01/57 36.1667 $4,504.81 5186 35011 09/25/70 01/01/92 1.5000 $57.20 0860 12115 06/10/38 10/01/86 6.7500 $1,690.90 5088 19738 06/18/39 07/01/91 2.0000 $112.90 6164 11400 09/15/37 08/01/87 5.9167 $1,220.35 6179 11040 11/02/39 09/01/81 11.8333 $1,938.91 1450 2251 01/03/43 08/01/87 5.9167 $417.00 1480 1448 02/12/41 07/01/59 34.0000 $8,659.54 2254 768 01/09/42 10/01/64 28.7500 $4,198.73 3928 5897 04/08/41 08/01/68 24.9167 $3,687.20 4146 0 09/01/34 01/01/69 24.5000 $4,677.02 4376 35218 09/19/31 08/01/91 1.9167 $58.05 4548 17775 06/07/42 09/01/90 2.8333 $230.87 4681 2813 12/21/40 07/01/68 25.0000 $2,470.37 4723 4775 02/08/40 09/01/59 33.8333 $4,843.90 4724 13874 11/19/41 01/01/90 3.5000 $321.52 4730 5383 01/02/42 03/01/64 29.3333 $6,754.61 8347 35497 03/28/53 08/01/91 1.9167 $131.40 8475 4259 02/13/47 10/01/72 20.7500 $2,611.86 8981 1457 01/28/45 07/01/86 7.0000 $958.33 1326 3750 02/14/44 09/01/88 4.8333 $464.95 3120 15906 07/07/47 10/01/89 3.7500 $372.63 3524 3710 11/10/47 02/01/81 12.4167 $1,370.53 3574 7716 09/06/46 06/01/87 6.0833 $1,298.96 3916 8215 06/21/45 02/01/78 15.4167 $1,612.89 3975 8371 05/24/48 06/01/74 19.0833 $2,164.40 8931 3749 08/25/46 09/01/88 4.8333 $484.74 9616 14974 06/20/45 09/01/89 3.8333 $609.84 7201 10069 01/16/43 08/01/89 3.9167 $283.98 3332 2597 06/17/48 07/01/78 15.0000 $2,094.54 3408 590 01/31/50 06/01/86 7.0833 $986.46 4453 0 03/01/65 07/01/86 7.0000 $555.49 4454 8642 03/05/65 03/01/85 8.3333 $1,136.35 9231 12020 02/14/48 08/01/83 9.9167 $1,950.36 3283 0 01/09/49 07/01/81 12.0000 $24.25 5405 9151 10/16/51 03/01/87 6.3333 $696.87 5713 8585 09/17/50 09/01/73 19.8333 $3,164.16 5740 7394 09/10/45 11/01/70 22.6667 $2,753.57 5827 13985 09/01/49 06/01/90 3.0833 $806.19 5838 2015 05/11/50 05/01/71 22.1667 $2,958.29 6194 17864 11/22/50 10/01/90 2.7500 $241.60 6490 10100 06/18/51 01/01/90 3.5000 $200.12 7650 7883 09/28/49 02/01/73 20.4167 $2,268.51 8732 3709 03/15/48 09/01/84 8.8333 $1,801.75 8767 3074 12/09/47 08/01/68 24.9167 $2,612.98 8948 21174 11/11/49 08/01/91 1.9167 $46.35

C-25 Last Four Digits of Social Security Number Employee Number Date of Birth Date of Hire 6/30/93 Credited Service 6/30/93 Annual Accrued Benefit 9060 35221 11/15/52 08/01/91 1.9167 $55.69 9649 1431 09/17/52 11/01/73 19.6667 $2,438.38 9802 3812 11/17/52 10/01/86 6.7500 $994.73 9991 0 09/01/49 09/01/86 6.8333 $660.42 9239 9145 02/24/40 09/01/72 20.8333 $1,456.07 5333 10383 07/24/48 04/01/89 4.2500 $348.83 5474 0 07/01/27 11/01/72 20.6667 $1,747.67 5615 5111 09/21/66 08/01/87 5.9167 $702.50 5793 4288 10/30/44 09/01/76 16.8333 $1,395.67 7229 3247 10/30/50 08/01/75 17.9167 $2,547.49 7244 29511 10/08/53 02/01/91 2.4167 $216.04 7577 1996 01/30/56 05/01/76 17.1667 $2,532.18 9767 9017 06/08/57 05/01/89 4.1667 $369.68 4795 17900 12/31/52 12/01/90 2.5833 $272.06 1749 4606 07/14/56 11/01/88 4.6667 $314.85 1818 19761 12/21/56 09/01/91 1.8333 $185.00 1837 793 07/17/56 11/01/86 6.6667 $673.54 2436 11523 06/23/56 02/01/89 4.4167 $540.12 9430 35027 09/19/56 06/01/92 1.0833 $61.66 3809 19164 09/29/60 11/01/89 3.6667 $498.33 0515 19197 08/11/61 12/01/89 3.5833 $150.34 0787 11108 12/02/58 04/01/84 9.2500 $1,442.40 0848 9662 06/16/59 01/01/89 4.5000 $448.81 1358 19729 04/12/65 06/01/91 2.0833 $269.78 3033 2844 04/18/65 02/01/84 9.4167 $1,646.60 4365 35563 07/10/63 12/01/91 1.5833 $121.97 8845 8042 02/10/61 10/01/87 5.7500 $821.50 1468 5460 02/10/66 09/01/85 7.8333 $1,196.76 1890 9432 07/23/61 04/01/89 4.2500 $389.66 2421 5432 05/25/63 08/01/83 9.9167 $1,300.84 9343 35203 07/18/58 08/01/91 1.9167 $68.43 9596 3363 06/12/58 10/01/82 10.7500 $1,467.26 7028 5688 09/27/60 08/01/89 3.9167 $341.65 9024 11063 05/17/48 09/01/81 11.8333 $1,721.46 1572 10042 08/21/61 07/01/89 4.0000 $394.90 3101 33160 04/27/61 06/01/92 1.0833 $3.33 3691 16484 07/15/72 03/01/91 2.3333 $93.63 1046 34904 12/18/63 07/01/91 2.0000 $67.33 7118 7753 08/24/59 07/01/78 15.0000 $3,424.58 1283 342 03/28/61 10/01/86 6.7500 $1,095.14 1749 11841 02/27/64 01/01/90 3.5000 $11.07 3418 17804 10/21/61 09/01/90 2.8333 $207.37 5177 3064 11/24/64 08/01/88 4.9167 $481.16 6437 1569 12/28/60 06/01/87 6.0833 $942.89 7440 17936 03/05/61 04/01/92 1.2500 $62.57 8624 6927 05/30/62 03/01/87 6.3333 $693.15 0702 16300 05/18/70 09/01/90 2.8333 $192.75 2842 11153 11/18/63 03/01/86 7.3333 $1,060.18 7453 12707 09/17/67 06/01/89 4.0833 $703.72 0352 0 06/01/64 08/01/86 6.9167 $623.66 1525 16271 08/01/61 08/01/90 2.9167 $207.83 4868 35273 10/12/67 10/01/91 1.7500 $53.89 4983 35351 12/01/65 05/01/92 1.1667 $35.62 5135 1110 02/21/63 08/01/87 5.9167 $906.39 9070 34923 08/29/60 09/01/90 2.8333 $183.41 0364 10109 05/05/62 01/01/90 3.5000 $301.06 1495 19220 10/04/63 01/01/90 3.5000 $364.03 6574 11648 03/08/62 07/01/89 4.0000 $474.34 2560 16312 08/10/66 10/01/90 2.7500 $230.51 4508 12755 09/02/65 06/01/89 4.0833 $865.28 6468 19750 11/08/69 08/01/91 1.9167 $109.33 1372 11155 10/21/62 03/01/86 7.3333 $1,311.69 9920 3879 01/20/62 10/01/88 4.7500 $460.71 1694 2358 06/14/63 07/01/88 5.0000 $503.03 2770 2336 12/18/67 07/01/88 5.0000 $464.90 6110 1848 09/06/63 07/01/87 6.0000 $1,886.21 8885 35342 07/26/63 03/01/92 1.3333 $72.81 0524 7763 02/27/66 10/01/87 5.7500 $399.98 7597 0 12/01/25 06/01/84 9.0833 $428.23 1650 0 02/01/71 08/01/90 2.9167 $22.18 1707 15915 05/23/65 10/01/89 3.7500 $345.79 1984 14784 05/18/67 06/01/89 4.0833 $537.96 2414 8498 09/22/66 06/01/87 6.0833 $733.65 2469 29479 09/19/67 10/01/90 2.7500 $166.48 4053 2414 08/15/25 07/01/80 13.0000 $1,259.28 0815 12259 02/16/65 04/01/87 6.2500 $881.86 1716 0 07/01/65 09/01/86 6.8333 $818.06 1941 8313 03/30/66 06/01/87 6.0833 $924.76 4211 16386 04/21/67 02/01/90 3.4167 $417.11 5641 11473 11/06/66 06/01/88 5.0833 $745.10 C-26 Last Four Digits of Social Security Number Employee Number Date of Birth Date of Hire 6/30/93 Credited Service 6/30/93 Annual Accrued Benefit 6407 0 01/01/67 05/01/86 7.1667 $878.90 2431 1446 12/31/67 08/01/86 6.9167 $719.87 2889 16398 11/11/71 04/01/90 3.2500 $221.18 3717 16450 01/07/72 09/01/90 2.8333 $13.90 3857 15450 11/07/72 07/01/90 3.0000 $57.71 3950 12505 12/04/68 08/01/88 4.9167 $614.99 6680 35567 05/19/67 01/01/92 1.5000 $65.64 4917 19283 06/18/30 02/01/90 3.4167 $300.36 2676 12361 08/10/66 02/01/92 1.4167 $117.96 3143 12685 10/29/70 05/01/89 4.1667 $489.22 5739 29595 03/19/65 03/01/92 1.3333 $29.13 0038 34891 07/12/69 06/01/91 2.0833 $216.37 2655 21150 11/02/45 06/01/91 2.0833 $247.73 2876 5685 09/15/66 09/01/85 7.8333 $1,210.99 5994 4626 08/06/66 11/01/88 4.6667 $512.93 1029 11048 03/06/31 09/01/81 11.8333 $2,919.82 2816 11407 12/03/29 09/01/87 5.8333 $839.51 9702 10402 07/13/32 05/01/89 4.1667 $363.59 9797 0 07/01/28 02/01/67 26.4167 $3,863.71 2764 16609 11/17/69 05/01/90 3.1667 $377.55 8268 10307 05/24/36 01/01/89 4.5000 $438.63 3295 35343 07/01/69 03/01/92 1.3333 $124.24 1885 19108 11/21/70 10/01/89 3.7500 $449.47 3382 34982 06/09/71 12/01/91 1.5833 $59.44 7352 19054 03/03/31 10/01/89 3.7500 $270.34 0449 12645 01/30/69 03/01/91 2.3333 $234.91 5859 16452 09/15/72 09/01/90 2.8333 $85.25 1566 11537 04/12/37 04/01/89 4.2500 $930.55 3584 11072 08/07/39 03/01/82 11.3333 $1,786.12 3868 11286 05/14/39 02/01/87 6.4167 $985.29 4258 9435 01/25/68 07/01/90 3.0000 $258.65 5569 34997 12/24/72 07/01/91 2.0000 $59.70 1729 14944 07/03/69 09/01/89 3.8333 $381.81 7473 3072 01/03/41 09/01/69 23.8333 $5,166.17 8109 16256 02/22/69 08/01/90 2.9167 $189.81 8869 3728 03/06/54 01/01/86 7.5000 $1,022.02 3751 17767 09/18/42 09/01/90 2.8333 $216.97 8934 7451 07/28/39 03/01/70 23.3333 $4,332.75 9721 8867 03/16/30 02/01/71 22.4167 $3,625.90 0303 2881 06/08/44 11/01/86 6.6667 $992.32 0393 4798 05/27/36 05/01/62 31.1667 $4,649.80 0457 34285 01/22/41 02/01/90 3.4167 $967.67 1381 8505 07/20/42 03/01/65 28.3333 $4,564.00 1489 6915 09/27/40 01/01/84 9.5000 $1,398.97 3994 0 07/01/41 11/01/86 6.6667 $786.78 8592 4054 11/20/40 06/01/66 27.0833 $3,782.16 7946 331 03/15/44 02/01/67 26.4167 $4,398.48 8017 7876 04/16/42 05/01/70 23.1667 $2,727.35 8118 783 01/20/33 03/01/87 6.3333 $730.21 8835 1685 08/06/42 01/01/73 20.5000 $2,793.35 8866 8825 07/19/40 08/01/66 26.9167 $4,287.31 8922 2090 06/06/44 05/01/67 26.1667 $3,634.82 9133 2186 06/23/43 07/01/74 19.0000 $3,283.40 9959 1713 06/01/44 06/01/88 5.0833 $759.51 0623 4769 06/01/32 02/01/77 16.4167 $2,025.84 3813 8689 06/14/45 06/01/74 19.0833 $2,474.13 3872 13993 08/20/44 07/01/90 3.0000 $290.52 4644 573 07/05/44 05/01/88 5.1667 $608.72 5005 5311 10/24/43 08/01/78 14.9167 $2,563.27 7040 9992 10/15/35 02/01/89 4.4167 $416.13 7921 35364 07/06/60 06/01/92 1.0833 $56.73 5251 21103 10/26/61 00/01/00 93.5000 $152.77 2273 19313 09/04/44 03/01/90 3.3333 $350.69 3127 11006 10/13/45 09/01/81 11.8333 $2,950.51 3430 12967 04/30/46 10/01/89 3.7500 $421.41 3796 12232 09/19/45 02/01/87 6.4167 $969.89 0437 19074 08/22/47 10/01/89 3.7500 $354.61 0930 34901 12/27/47 06/01/91 2.0833 $265.59 1619 4446 12/02/46 10/01/88 4.7500 $446.36 0069 0 07/01/50 10/01/83 9.7500 $1,004.71 3387 29590 12/01/49 03/01/92 1.3333 $64.99 5221 8838 03/16/47 11/01/77 15.6667 $2,983.66 8539 11848 12/23/41 02/01/90 3.4167 $576.80 8627 11689 12/29/38 07/01/89 4.0000 $435.48 9749 12494 12/18/46 07/01/88 5.0000 $659.80 5815 10418 04/01/52 05/01/89 4.1667 $335.03 6015 0 02/01/50 03/01/80 13.3333 $1,739.36 7258 8008 03/12/49 01/01/88 5.5000 $477.17 3385 12082 07/25/49 09/01/86 6.8333 $1,024.81 3496 12002 02/15/49 09/01/81 11.8333 $2,030.28

C-27 Last Four Digits of Social Security Number Employee Number Date of Birth Date of Hire 6/30/93 Credited Service 6/30/93 Annual Accrued Benefit 3752 16344 11/19/48 01/01/90 3.5000 $355.69 3792 12507 08/08/51 06/01/89 4.0833 $483.04 4149 11782 08/04/52 09/01/89 3.8333 $494.33 4452 35585 01/04/48 02/01/92 1.4167 $77.61 4572 11854 11/20/50 03/01/90 3.3333 $429.16 4640 11019 11/14/48 09/01/81 11.8333 $2,144.17 4697 12248 03/30/47 03/01/87 6.3333 $1,003.90 4961 12151 11/11/50 04/01/90 3.2500 $336.21 5085 12007 04/11/51 09/01/86 6.8333 $1,222.14 5419 0 04/01/51 09/01/81 11.8333 $1,770.70 5714 11426 06/29/48 11/01/87 5.6667 $877.60 5755 12004 11/13/51 09/01/81 11.8333 $2,814.17 5903 11070 06/29/50 05/01/81 12.1667 $1,667.12 7364 35579 04/21/50 02/01/92 1.4167 $102.33 7493 19776 04/06/50 01/01/92 1.5000 $33.65 1217 11109 02/18/51 05/01/84 9.1667 $1,686.31 4626 7214 06/29/51 06/01/84 9.0833 $1,198.30 6555 35018 01/06/52 02/01/92 1.4167 $5.60 7629 12069 04/15/52 08/01/86 6.9167 $1,141.24 8111 11252 07/12/51 07/01/84 9.0000 $1,409.74 8182 19730 08/07/51 06/01/91 2.0833 $252.83 8746 12054 07/12/52 07/01/86 7.0000 $1,687.22 9613 11774 12/11/51 09/01/89 3.8333 $572.41 2175 11594 11/13/52 06/01/89 4.0833 $558.77 2391 16514 11/02/52 07/01/91 2.0000 $104.65 2416 11025 11/12/51 05/01/82 11.1667 $2,350.90 3330 29504 08/14/68 11/01/90 2.6667 $365.62 8753 16592 02/02/53 05/01/90 3.1667 $334.77 9237 3524 06/02/54 09/01/88 4.8333 $793.09 9598 3096 08/01/51 08/01/88 4.9167 $118.20 5550 8331 09/25/53 08/01/76 16.9167 $2,438.50 5768 765 10/11/52 05/01/80 13.1667 $1,542.83 6954 35241 11/15/56 09/01/91 1.8333 $64.22 7021 1928 03/02/53 08/01/72 20.9167 $3,573.42 8544 11773 08/24/55 08/01/89 3.9167 $407.84 8982 11067 07/24/54 09/01/81 11.8333 $2,601.28 9123 35598 07/28/54 04/01/92 1.2500 $81.97 9525 16510 09/09/50 07/01/91 2.0000 $81.67 9703 16332 09/29/54 12/01/89 3.5833 $328.86 1570 34971 02/04/56 10/01/91 1.7500 $69.04 1734 34906 02/05/56 06/01/91 2.0833 $198.78 1784 35026 10/13/58 06/01/92 1.0833 $65.39 2439 34897 12/14/54 06/01/91 2.0833 $288.25 1077 19720 02/09/55 05/01/91 2.1667 $243.17 1112 11481 07/10/57 07/01/88 5.0000 $626.40 1138 0 06/01/50 12/01/86 6.5833 $727.93 1709 11009 03/04/54 09/01/81 11.8333 $3,036.32 1911 12598 08/30/55 03/01/89 4.3333 $687.77 2163 35527 11/08/59 10/01/91 1.7500 $65.48 2377 12027 05/02/55 07/01/85 8.0000 $1,350.96 2411 11234 02/04/54 08/01/86 6.9167 $1,117.30 4167 9657 01/06/55 12/01/88 4.5833 $336.08 6482 9161 09/21/62 09/01/87 5.8333 $1,609.57 6800 2269 06/30/64 07/01/88 5.0000 $575.72 0529 16789 03/14/61 07/01/90 3.0000 $275.85 3167 19734 07/16/57 07/01/91 2.0000 $98.30 3173 12717 01/12/58 06/01/89 4.0833 $465.72 4563 10000 01/06/57 03/01/89 4.3333 $386.72 0473 0 10/01/60 04/01/80 13.2500 $1,640.47 9013 2086 10/23/39 03/01/79 14.3333 $2,094.94 9129 12092 02/10/58 09/01/86 6.8333 $1,090.96 0121 11483 09/15/58 07/01/88 5.0000 $594.05 0440 9949 04/15/66 05/01/89 4.1667 $452.37 0938 4374 10/13/44 09/01/76 16.8333 $2,091.32 2049 11867 01/01/64 04/01/90 3.2500 $426.55 6354 12759 02/18/62 07/01/89 4.0000 $478.66 9360 3132 10/08/63 10/01/90 2.7500 $97.21 0455 0 11/01/60 10/01/86 6.7500 $871.11 1047 10393 04/03/70 04/01/89 4.2500 $424.83 1191 11377 02/06/61 07/01/87 6.0000 $904.97 1341 5650 07/02/64 04/01/86 7.2500 $944.45 1404 2159 01/27/58 07/01/88 5.0000 $620.49 6124 12304 07/19/68 07/01/87 6.0000 $1,216.36 8178 34913 09/03/72 08/01/90 2.9167 $6.91 1615 11057 08/24/60 03/01/82 11.3333 $2,179.65 3117 4634 08/28/66 11/01/88 4.6667 $457.48 9014 15964 03/16/63 11/01/89 3.6667 $338.18 0657 15930 11/21/62 10/01/89 3.7500 $317.00 1739 35028 05/19/62 06/01/92 1.0833 $57.98 9037 2144 07/02/69 02/01/88 5.4167 $523.39 C-28 Last Four Digits of Social Security Number Employee Number Date of Birth Date of Hire 6/30/93 Credited Service 6/30/93 Annual Accrued Benefit 9386 11127 12/18/64 05/01/85 8.1667 $1,626.79 1290 16423 03/16/67 07/01/90 3.0000 $252.62 3342 5358 10/01/62 06/01/85 8.0833 $931.23 6957 10061 09/04/65 01/01/91 2.5000 $81.98 7021 19262 01/25/69 01/01/90 3.5000 $343.00 0843 34959 01/19/64 08/01/91 1.9167 $63.18 1596 17940 01/28/70 05/01/92 1.1667 $1.49 2594 11095 11/15/64 08/01/83 9.9167 $1,598.90 4396 35620 09/02/64 06/01/92 1.0833 $101.12 5689 35043 12/14/63 06/01/92 1.0833 $60.54 7339 4910 03/23/61 02/01/86 7.4167 $774.40 3864 11499 06/22/63 10/01/88 4.7500 $1,289.48 4633 19764 11/15/61 09/01/91 1.8333 $81.64 6674 34896 10/17/60 06/01/91 2.0833 $110.65 0536 3881 12/17/65 10/01/88 4.7500 $341.62 5035 11747 02/27/60 08/01/89 3.9167 $448.02 8244 7486 10/19/64 05/01/87 6.1667 $637.36 0228 35588 02/15/64 03/01/92 1.3333 $72.46 8650 11874 09/19/64 05/01/90 3.1667 $402.15 9222 5754 04/14/62 01/01/87 6.5000 $1,366.31 0141 0 05/01/64 09/01/83 9.8333 $1,205.46 8335 19753 04/05/71 08/01/91 1.9167 $99.09 5420 11541 06/22/66 04/01/89 4.2500 $569.65 7521 11508 07/21/66 12/01/88 4.5833 $555.70 8448 29536 01/01/69 08/01/91 1.9167 $65.79 5092 9648 05/28/67 11/01/88 4.6667 $843.89 7081 35294 04/13/70 10/01/91 1.7500 $61.67 8578 35571 07/05/69 01/01/92 1.5000 $92.92 1628 5750 05/05/67 02/01/86 7.4167 $888.34 5484 19326 10/09/67 04/01/90 3.2500 $319.46 5524 9461 05/24/67 05/01/89 4.1667 $619.57 6972 7229 03/18/31 06/01/76 17.0833 $3,653.19 7311 0 10/01/28 07/01/73 20.0000 $2,130.24 0087 35568 09/16/66 01/01/92 1.5000 $75.43 0528 35622 07/08/69 06/01/92 1.0833 $62.19 1120 19285 08/30/67 02/01/90 3.4167 $409.47 1469 12658 03/14/71 05/01/89 4.1667 $238.30 4573 15299 07/06/65 07/01/90 3.0000 $166.33 1626 11849 08/14/69 02/01/90 3.4167 $447.25 3027 12341 11/21/68 10/01/87 5.7500 $996.83 8607 35033 12/24/67 06/01/92 1.0833 $39.97 1865 0 11/01/28 08/01/79 13.9167 $1,565.99 7865 35337 05/01/71 02/01/92 1.4167 $61.33 3862 0 10/01/35 03/01/89 4.3333 $452.37 7170 19118 02/11/70 10/01/89 3.7500 $362.68 0351 19779 03/27/70 03/01/92 1.3333 $55.39 0929 4046 11/15/68 06/01/87 6.0833 $633.20 4468 11495 01/20/70 08/01/88 4.9167 $436.77 4555 12362 01/30/69 11/01/87 5.6667 $575.25 4954 11759 11/27/70 08/01/89 3.9167 $512.40 6153 17774 03/19/70 09/01/90 2.8333 $280.59 4236 0 03/01/38 05/01/91 2.1667 $354.64 3839 11864 01/25/71 04/01/90 3.2500 $296.48 8586 12798 07/14/71 07/01/89 4.0000 $277.11 8844 5601 04/02/33 09/01/68 24.8333 $2,638.65 9209 7020 07/16/35 04/01/63 30.2500 $3,599.21 1609 9475 11/27/69 05/01/89 4.1667 $271.74 5467 34881 02/23/38 05/01/91 2.1667 $417.24 8852 1029 05/08/37 06/01/88 5.0833 $562.32 9472 0 10/01/29 12/01/71 21.5833 $3,159.78 9507 8176 09/08/35 05/01/82 11.1667 $1,348.36 6707 13977 08/23/71 06/01/90 3.0833 $190.73 5684 2076 09/19/30 02/01/86 7.4167 $1,007.66 7646 4167 03/22/41 09/01/68 24.8333 $3,131.47 9350 0 12/01/38 07/01/82 11.0000 $1,122.85 2848 35535 03/26/72 10/01/91 1.7500 $89.32 2974 16057 11/18/68 10/01/89 3.7500 $246.09 2536 1378 06/05/39 08/01/73 19.9167 $3,650.05 2596 0 02/01/40 08/01/73 19.9167 $1,649.08 8452 34879 08/23/41 04/01/91 2.2500 $416.77 9539 33098 07/24/56 10/01/91 1.7500 $70.06 8025 11880 08/20/40 05/01/90 3.1667 $417.65 3319 0 05/01/44 06/01/73 20.0833 $2,533.77 6144 5300 06/23/45 04/01/92 1.2500 $64.30 9418 9840 08/04/44 03/01/89 4.3333 $391.68 9491 17950 02/16/43 06/01/92 1.0833 $65.63 0026 11461 04/22/44 05/01/88 5.1667 $569.27 1003 12252 01/30/42 03/01/87 6.3333 $1,165.59 2240 12273 01/10/45 04/01/87 6.2500 $874.32 2368 30774 07/23/44 03/01/91 2.3333 $186.79

C-29 Last Four Digits of Social Security Number Employee Number Date of Birth Date of Hire 6/30/93 Credited Service 6/30/93 Annual Accrued Benefit 6996 12049 06/20/43 07/01/86 7.0000 $1,038.67 9967 0 08/01/44 06/01/84 9.0833 $2,369.96 0642 35233 09/24/71 09/01/91 1.8333 $72.00 0776 35232 04/10/70 09/01/91 1.8333 $80.40 1362 12169 04/01/46 12/01/86 6.5833 $860.15 2492 11098 05/11/46 08/01/83 9.9167 $1,475.10 3070 12100 06/18/46 10/01/86 6.7500 $1,002.87 4113 12249 10/30/45 03/01/87 6.3333 $1,676.02 0694 12126 02/08/34 10/01/86 6.7500 $1,088.01 0721 12855 08/17/44 08/01/89 3.9167 $388.62 2367 11023 10/01/47 09/01/81 11.8333 $2,059.33 8535 0 10/01/48 08/01/78 14.9167 $1,473.43 8556 2266 10/01/46 06/01/87 6.0833 $679.49 9240 16006 06/14/46 12/01/89 3.5833 $359.35 9278 5663 12/23/43 10/01/63 29.7500 $4,139.17 9418 29585 12/13/46 03/01/92 1.3333 $82.91 9567 1196 08/28/47 10/01/87 5.7500 $883.92 0541 19223 02/29/48 01/01/90 3.5000 $457.79 0678 7865 11/06/48 07/01/73 20.0000 $2,153.19 1118 4836 08/17/46 11/01/64 28.6667 $4,488.72 1812 2440 01/09/50 12/01/74 18.5833 $2,559.25 1817 860 01/02/49 11/01/77 15.6667 $3,668.83 2007 7110 02/07/46 10/01/87 5.7500 $755.59 2013 4267 07/12/46 02/01/88 5.4167 $655.14 2469 2430 04/06/47 09/01/69 23.8333 $4,582.41 2798 6168 03/02/35 09/01/74 18.8333 $1,620.16 3016 8231 09/07/48 08/01/81 11.9167 $1,712.90 4819 1518 04/15/42 05/01/71 22.1667 $2,817.60 5468 12175 08/09/51 01/01/87 6.5000 $1,039.06 6938 35538 01/17/47 10/01/91 1.7500 $69.24 0918 34985 01/06/53 12/01/91 1.5833 $26.30 1274 34884 12/07/50 05/01/91 2.1667 $472.03 1930 1011 01/19/48 06/01/88 5.0833 $644.97 0151 35320 05/26/47 12/01/91 1.5833 $58.10 0882 11032 01/24/49 09/01/81 11.8333 $1,975.76 1011 8850 03/22/48 02/01/86 7.4167 $981.44 2033 753 04/19/48 08/01/78 14.9167 $2,137.87 5710 0 08/01/47 04/01/86 7.2500 $1,341.60 5865 12074 01/29/49 09/01/86 6.8333 $919.47 8173 12212 11/16/49 02/01/87 6.4167 $920.36 6941 35312 03/12/47 11/01/91 1.6667 $69.31 4397 19165 04/24/51 11/01/89 3.6667 $392.56 2697 19034 03/03/53 10/01/89 3.7500 $372.51 3655 9668 10/23/51 01/01/89 4.5000 $457.90 4287 3556 07/29/52 09/01/88 4.8333 $461.69 4513 9728 02/17/52 02/01/89 4.4167 $619.42 4818 19057 03/23/53 10/01/89 3.7500 $383.44 4959 9762 03/14/54 02/01/89 4.4167 $379.62 2767 11646 01/21/54 07/01/89 4.0000 $458.76 3085 35524 12/18/53 10/01/91 1.7500 $56.98 4901 35606 01/22/56 04/01/92 1.2500 $64.56 5505 11728 07/24/52 08/01/89 3.9167 $410.61 5757 12043 06/24/53 05/01/86 7.1667 $1,231.11 5881 35507 06/16/53 09/01/91 1.8333 $74.21 6061 11083 04/03/52 02/01/83 10.4167 $1,747.90 6280 35341 04/18/69 02/01/92 1.4167 $128.17 7000 11822 04/13/54 10/01/89 3.7500 $660.67 7941 11100 06/14/54 08/01/83 9.9167 $1,635.12 8354 16545 02/10/59 04/01/90 3.2500 $443.93 8995 19308 10/27/52 03/01/90 3.3333 $467.91 3533 35583 11/28/54 02/01/92 1.4167 $81.91 4492 35590 03/17/51 03/01/92 1.3333 $168.60 4932 11320 04/04/55 04/01/87 6.2500 $1,009.98 6862 11182 11/08/58 05/01/86 7.1667 $1,358.48 7119 16512 07/06/55 07/01/91 2.0000 $87.04 1181 2302 08/21/66 11/01/86 6.6667 $1,014.34 1944 4570 10/28/55 10/01/88 4.7500 $449.23 2073 29611 12/31/56 06/01/92 1.0833 $56.51 2491 4526 11/25/54 10/01/88 4.7500 $464.11 5665 16634 12/30/68 06/01/90 3.0833 $355.39 5712 1842 08/23/59 07/01/88 5.0000 $621.06 5737 9793 04/03/60 03/01/89 4.3333 $404.81 6872 0 01/01/54 10/01/88 4.7500 $506.89 7277 2161 09/06/59 07/01/88 5.0000 $661.68 0431 8173 08/16/57 09/01/86 6.8333 $611.53 0569 7161 06/16/57 06/01/75 18.0833 $1,911.90 1453 15888 02/24/63 10/01/89 3.7500 $423.42 1464 7068 06/22/65 10/01/86 6.7500 $789.25 1497 7040 09/29/70 06/01/89 4.0833 $306.28 2320 6130 03/29/60 10/01/87 5.7500 $537.10 C-30 Last Four Digits of Social Security Number Employee Number Date of Birth Date of Hire 6/30/93 Credited Service 6/30/93 Annual Accrued Benefit 3966 17942 09/24/59 05/01/92 1.1667 $60.02 4148 7307 02/23/56 09/01/79 13.8333 $1,482.75 4814 10475 07/19/57 07/01/89 4.0000 $294.77 5785 11054 11/21/57 03/01/83 10.3333 $1,717.01 6313 11168 08/28/57 04/01/86 7.2500 $1,322.55 6314 11061 08/18/57 09/01/81 11.8333 $1,935.57 7447 12280 12/06/55 05/01/87 6.1667 $938.14 9357 12281 06/22/56 05/01/87 6.1667 $1,213.66 9388 12109 11/06/55 09/01/86 6.8333 $2,147.24 7191 3788 11/30/37 10/01/72 20.7500 $2,830.40 3429 11055 01/01/55 05/01/86 7.1667 $1,180.71 3958 16840 12/17/70 07/01/90 3.0000 $230.67 5274 19762 04/21/62 09/01/91 1.8333 $82.30 5282 7858 03/11/57 09/01/78 14.8333 $1,961.71 7066 9296 05/12/61 09/01/86 6.8333 $816.59 7094 9128 05/21/64 07/01/86 7.0000 $1,216.16 8308 5257 01/13/64 02/01/87 6.4167 $551.94 9220 12566 11/16/57 12/01/88 4.5833 $617.69 2798 19327 04/21/66 04/01/90 3.2500 $504.06 9793 16524 06/13/58 07/01/91 2.0000 $71.35 2130 14987 07/06/64 09/01/89 3.8333 $337.81 2747 35554 09/23/71 12/01/91 1.5833 $8.63 6605 8408 07/22/58 09/01/86 6.8333 $719.22 6678 35308 02/23/58 11/01/91 1.6667 $53.19 1134 19319 01/07/63 03/01/90 3.3333 $409.47 1206 9862 06/27/68 03/01/89 4.3333 $489.03 7077 11755 12/06/60 06/01/91 2.0833 $185.02 9222 34983 08/11/69 12/01/91 1.5833 $57.65 0958 0 04/01/62 04/01/78 15.2500 $1,690.76 1956 11875 07/23/64 05/01/90 3.1667 $442.52 7593 2488 03/12/63 08/01/88 4.9167 $418.77 8326 11708 01/16/69 08/01/89 3.9167 $445.26 9969 11428 12/21/61 12/01/87 5.5833 $969.18 6339 0 04/01/59 07/01/86 7.0000 $336.32 7716 0 12/01/61 05/01/86 7.1667 $765.57 8591 2945 02/06/64 08/01/88 4.9167 $477.74 1871 11572 09/25/70 06/01/89 4.0833 $622.63 2649 0 07/01/71 04/01/90 3.2500 $162.86 2858 7029 03/28/60 07/01/79 14.0000 $1,811.57 3787 12097 10/08/66 09/01/86 6.8333 $1,383.62 3859 11159 03/26/62 04/01/86 7.2500 $1,147.35 7822 12399 04/02/62 02/01/88 5.4167 $931.78 7911 12202 04/02/62 01/01/87 6.5000 $1,214.82 8277 16979 03/26/66 08/01/90 2.9167 $266.31 9614 12998 10/12/61 12/01/89 3.5833 $460.44 4541 16608 10/04/63 05/01/90 3.1667 $334.28 5038 4424 06/10/60 12/01/87 5.5833 $532.19 6051 11847 04/02/66 02/01/90 3.4167 $495.56 0502 12623 04/27/63 04/01/89 4.2500 $350.96 4226 4809 02/10/69 08/01/86 6.9167 $452.13 4392 4878 02/19/63 02/01/89 4.4167 $413.31 0836 29568 11/23/62 02/01/92 1.4167 $173.50 0778 17922 06/04/72 01/01/92 1.5000 $73.11 6808 1710 12/03/63 06/01/88 5.0833 $977.74 7353 11510 05/15/63 12/01/88 4.5833 $578.97 3622 14021 12/02/64 08/01/90 2.9167 $514.51 9413 11161 07/25/66 04/01/86 7.2500 $1,166.26 0658 11185 09/22/64 05/01/86 7.1667 $1,053.04 0666 12835 05/22/64 05/01/89 4.1667 $773.18 0714 2334 03/21/64 07/01/88 5.0000 $549.62 2795 12709 02/03/70 06/01/89 4.0833 $345.67 5728 9809 08/10/68 03/01/89 4.3333 $397.15 6061 0 04/01/27 11/01/78 14.6667 $1,670.86 6934 0 04/01/26 04/01/57 36.2500 $2,191.73 5096 11525 12/09/65 03/01/89 4.3333 $584.81 0053 11107 01/15/59 04/01/84 9.2500 $2,954.50 2327 16881 05/28/64 08/01/90 2.9167 $460.11 2844 12184 09/06/68 02/01/89 4.4167 $263.13 5283 35350 09/10/68 05/01/92 1.1667 $52.70 7559 21106 03/22/65 04/01/91 2.2500 $498.83 9098 16898 01/25/72 08/01/90 2.9167 $79.67 6684 9790 06/30/70 03/01/89 4.3333 $372.74 0337 34984 10/07/70 12/01/91 1.5833 $42.33 0753 7263 04/30/69 08/01/87 5.9167 $449.91 1824 14935 01/05/68 09/01/89 3.8333 $469.25 5802 5735 10/03/67 04/01/86 7.2500 $1,312.70 7178 35610 08/02/68 05/01/92 1.1667 $70.63 3760 9234 11/06/31 02/01/87 6.4167 $835.60 5956 16569 04/20/71 04/01/90 3.2500 $248.33 6525 14948 11/30/67 09/01/89 3.8333 $492.35

C-31 Last Four Digits of Social Security Number Employee Number Date of Birth Date of Hire 6/30/93 Credited Service 6/30/93 Annual Accrued Benefit 9931 21127 01/14/69 06/01/91 2.0833 $149.37 3892 12104 12/05/31 09/01/86 6.8333 $1,067.19 9942 34880 11/02/35 05/01/91 2.1667 $751.57 3588 16445 10/26/71 08/01/90 2.9167 $105.63 5794 13961 08/29/70 09/01/91 1.8333 $19.98 0880 19295 09/23/70 02/01/90 3.4167 $322.03 5280 11356 01/23/69 09/01/89 3.8333 $394.82 5793 16356 11/18/66 01/01/90 3.5000 $402.22 9836 2496 04/15/71 07/01/87 6.0000 $173.29 1494 11021 12/17/34 09/01/82 10.8333 $2,566.70 1764 11016 03/03/36 09/01/81 11.8333 $2,789.02 7264 35569 05/25/31 01/01/92 1.5000 $91.94 0996 12240 06/05/35 03/01/87 6.3333 $930.06 6026 14871 03/20/36 07/01/89 4.0000 $422.50 7988 13988 12/14/39 07/01/90 3.0000 $208.23 4596 21117 06/23/67 05/01/91 2.1667 $228.47 0239 34960 10/12/39 08/01/91 1.9167 $57.60 4786 10277 04/13/49 12/01/88 4.5833 $460.17 9846 10309 06/29/69 07/01/90 3.0000 $148.58 0275 13853 09/16/41 01/01/90 3.5000 $373.50 0944 16178 03/30/41 04/01/92 1.2500 $73.00 1971 2681 04/15/35 06/01/71 22.0833 $2,393.37 5909 11022 08/18/39 09/01/81 11.8333 $1,824.41 8205 12123 02/20/41 10/01/86 6.7500 $1,520.92 9167 12066 08/29/41 08/01/86 6.9167 $762.41 9746 16370 05/26/40 02/01/90 3.4167 $684.69 9989 12217 05/03/39 02/01/87 6.4167 $1,006.44 6584 16156 07/14/65 02/01/90 3.4167 $193.08 9844 21141 08/03/59 06/01/91 2.0833 $216.63 2414 21172 02/01/61 07/01/91 2.0000 $62.52 0383 0 03/01/32 05/01/79 14.1667 $817.75 9502 34890 05/20/42 05/01/91 2.1667 $264.88 9627 17907 05/22/45 11/01/91 1.6667 $63.74 9989 13146 07/24/45 03/01/80 13.3333 $5,249.02 9111 9870 11/24/46 03/01/89 4.3333 $491.82 0324 7163 03/13/45 02/01/65 28.4167 $7,457.11 1432 0 02/01/47 08/01/85 7.9167 $900.45 2235 7035 06/06/35 11/01/72 20.6667 $2,606.69 8705 16241 04/06/45 07/01/90 3.0000 $229.35 7806 4019 04/02/53 02/01/80 13.4167 $15,521.55 7915 34951 02/19/50 07/01/91 2.0000 $50.81 8791 626 05/29/47 05/01/88 5.1667 $1,104.42 9287 19302 10/31/49 03/01/90 3.3333 $327.45 1718 5618 07/07/48 09/01/74 18.8333 $2,726.83 2053 10038 11/27/47 07/01/89 4.0000 $278.55 7899 4269 05/15/50 02/01/76 17.4167 $2,535.83 8576 6506 07/09/49 01/01/87 6.5000 $797.73 9122 4739 12/13/43 09/01/87 5.8333 $317.27 0296 10320 08/12/49 01/01/89 4.5000 $580.83 0842 34887 07/03/50 05/01/91 2.1667 $273.27 2109 34943 08/06/45 07/01/91 2.0000 $80.34 0173 35005 05/04/52 01/01/92 1.5000 $73.40 1322 3684 11/27/48 09/01/88 4.8333 $525.94 1514 34946 12/06/51 07/01/91 2.0000 $64.40 1629 16829 12/15/48 07/01/90 3.0000 $215.29 2413 34963 11/02/48 08/01/91 1.9167 $76.66 2443 34929 06/20/52 06/01/91 2.0833 $292.91 8982 0 05/01/59 04/01/87 6.2500 $1,769.32 1546 2303 05/19/51 03/01/74 19.3333 $3,006.41 8593 2323 03/19/51 07/01/87 6.0000 $609.57 6280 10151 07/16/53 04/01/90 3.2500 $280.76 7656 9281 06/12/56 04/01/80 13.2500 $1,704.17 7887 0 11/01/50 09/01/79 13.8333 $1,540.41 8431 3969 11/21/49 02/01/88 5.4167 $642.45 8623 8433 06/02/51 01/01/73 20.5000 $2,995.76 8941 0 12/01/49 03/01/73 20.3333 $3,767.21 8949 7057 09/01/50 08/01/71 21.9167 $3,034.73 9011 7458 03/21/50 01/01/85 8.5000 $1,239.74 9762 7456 01/04/51 06/01/72 21.0833 $3,698.25 9850 815 07/28/52 05/01/71 22.1667 $3,976.07 9866 4861 07/11/55 01/01/88 5.5000 $770.73 5173 12189 07/30/52 01/01/87 6.5000 $995.05 6118 11502 10/12/52 11/01/88 4.6667 $547.17 1695 34998 06/19/57 01/01/92 1.5000 $61.82 3417 1558 12/25/53 12/01/87 5.5833 $776.85 4441 19231 05/10/56 01/01/90 3.5000 $269.61 5291 8856 07/23/56 12/01/75 17.5833 $3,096.51 5420 4857 10/04/55 01/01/74 19.5000 $2,570.98 5972 0 12/01/54 10/01/86 6.7500 $332.35 6427 4841 12/26/54 09/01/73 19.8333 $2,647.55 C-32 Last Four Digits of Social Security Number Employee Number Date of Birth Date of Hire 6/30/93 Credited Service 6/30/93 Annual Accrued Benefit 6460 731 10/27/52 04/01/71 22.2500 $3,198.77 6608 35248 09/18/54 09/01/91 1.8333 $40.90 7756 788 06/05/55 08/01/78 14.9167 $3,540.73 8984 9112 02/02/55 01/01/89 4.5000 $436.78 9659 1936 02/02/55 03/01/86 7.3333 $1,362.67 9868 1411 09/25/53 01/01/88 5.5000 $567.35 0057 12400 09/23/57 02/01/88 5.4167 $639.94 0075 12038 06/01/55 05/01/86 7.1667 $1,410.22 0314 12262 06/30/61 04/01/87 6.2500 $1,719.54 0573 19732 02/03/54 07/01/91 2.0000 $89.52 0674 12315 08/08/57 07/01/87 6.0000 $954.60 3172 11948 11/29/58 09/01/90 2.8333 $213.78 3286 11125 09/07/56 04/01/85 8.2500 $1,644.49 3423 12332 11/27/57 08/01/89 3.9167 $362.20 0606 2771 03/16/55 06/01/74 19.0833 $3,400.49 1944 8766 05/13/62 09/01/86 6.8333 $858.91 2227 3198 02/11/58 10/01/77 15.7500 $2,709.98 4390 19745 06/03/61 08/01/91 1.9167 $83.88 4947 9669 12/30/65 01/01/89 4.5000 $464.85 5454 4899 10/09/58 08/01/87 5.9167 $709.73 5650 3192 05/26/64 04/01/87 6.2500 $692.81 6708 11233 03/23/57 08/01/86 6.9167 $1,000.57 6728 11288 08/02/59 02/01/87 6.4167 $1,140.49 7783 11736 01/01/64 08/01/89 3.9167 $311.87 7927 16191 12/28/58 04/01/90 3.2500 $329.36 8696 34939 09/23/61 07/01/91 2.0000 $84.92 9874 11060 05/19/61 09/01/81 11.8333 $2,749.70 0063 29499 06/14/62 11/01/90 2.6667 $173.26 2972 11727 07/15/65 08/01/89 3.9167 $650.30 9272 33175 03/02/60 06/01/92 1.0833 $9.73 9328 11856 07/15/61 03/01/90 3.3333 $363.59 9992 1741 07/01/58 07/01/78 15.0000 $1,140.59 8701 35029 12/24/58 06/01/92 1.0833 $55.50 7673 830 06/27/61 08/01/79 13.9167 $2,177.30 8463 35570 06/21/60 01/01/92 1.5000 $59.94 8871 837 02/20/63 07/01/85 8.0000 $997.05 0954 12366 08/24/60 01/01/87 6.5000 $854.65 4604 2153 08/16/65 07/01/88 5.0000 $631.08 7089 2240 10/02/60 07/01/88 5.0000 $986.31 7965 4712 10/14/66 11/01/87 5.6667 $665.10 1521 11528 04/18/59 03/01/89 4.3333 $690.80 6905 11505 01/23/62 11/01/88 4.6667 $574.79 7553 16393 12/09/60 12/01/89 3.5833 $550.34 1791 11836 06/14/64 12/01/89 3.5833 $478.30 2919 19769 07/21/72 10/01/91 1.7500 $86.62 3791 7193 09/19/61 03/01/89 4.3333 $303.16 5839 9275 06/08/62 05/01/80 13.1667 $1,877.36 6123 11417 12/26/60 10/01/87 5.7500 $865.78 8767 35226 03/11/71 08/01/91 1.9167 $51.43 8864 15504 06/03/71 07/01/90 3.0000 $161.90 4518 9979 07/04/62 01/01/89 4.5000 $382.22 2437 9424 06/11/61 02/01/88 5.4167 $662.71 5552 9647 06/19/65 11/01/88 4.6667 $575.06 0486 29617 08/16/70 06/01/92 1.0833 $39.00 2890 11489 12/28/64 07/01/88 5.0000 $862.88 5636 11410 09/15/65 10/01/87 5.7500 $770.67 1103 0 10/01/26 01/01/78 15.5000 $1,812.54 2738 7489 12/27/69 09/01/88 4.8333 $578.86 8533 2581 12/23/55 08/01/88 4.9167 $589.75 9325 17941 08/14/64 05/01/92 1.1667 $58.81 3226 0 05/01/28 11/01/66 26.6667 $3,048.58 3357 17924 09/17/70 01/01/92 1.5000 $67.99 4601 16333 09/04/71 12/01/89 3.5833 $226.30 7589 10267 04/21/68 11/01/88 4.6667 $570.84 0508 14934 05/07/67 09/01/89 3.8333 $290.44 2075 11745 06/04/70 08/01/89 3.9167 $458.10 2295 16511 08/14/72 07/01/91 2.0000 $81.97 9004 19289 04/08/67 02/01/90 3.4167 $334.35 0340 0 09/01/31 01/01/80 13.5000 $1,282.20 6532 34953 04/28/71 08/01/91 1.9167 $101.02 9905 8776 05/10/64 04/01/90 3.2500 $250.15 7850 11462 03/14/69 05/01/88 5.1667 $457.27 0749 567 03/31/71 05/01/88 5.1667 $164.48 8567 8866 07/13/36 03/01/73 20.3333 $1,871.63 5425 16626 02/09/71 06/01/90 3.0833 $316.83 0217 9239 12/02/37 08/01/84 8.9167 $1,002.55 1149 0 06/01/36 07/01/61 32.0000 $3,553.98 2287 7867 02/28/36 07/01/73 20.0000 $2,976.13 0180 1322 03/05/37 06/01/63 30.0833 $3,268.63 2595 0 12/01/38 03/01/67 26.3333 $2,185.76

C-33 Last Four Digits of Social Security Number Employee Number Date of Birth Date of Hire 6/30/93 Credited Service 6/30/93 Annual Accrued Benefit 4471 7197 03/15/39 03/01/67 26.3333 $3,341.90 4920 1845 03/28/41 10/01/78 14.7500 $1,739.48 4967 2506 10/29/36 09/01/55 37.8333 $5,599.98 5808 4723 11/09/38 07/01/86 7.0000 $10,252.09 7919 16269 02/02/66 08/01/90 2.9167 $215.54 1151 0 07/01/29 08/01/78 14.9167 $1,749.89 1374 4749 08/31/34 07/01/87 6.0000 $676.38 2690 0 12/01/29 03/01/76 17.3333 $1,864.98 2905 1610 05/24/31 07/01/78 15.0000 $2,017.42 2939 2286 08/10/36 09/01/85 7.8333 $985.95 3941 4271 11/06/31 04/01/73 20.2500 $2,362.45 9608 2294 09/28/37 09/01/85 7.8333 $234.43 9685 21120 11/05/56 05/01/91 2.1667 $207.26 0789 0 10/01/35 05/01/87 6.1667 $792.46 1109 12739 02/23/41 07/01/89 4.0000 $354.69 3151 11007 09/23/36 09/01/81 11.8333 $2,433.72 3153 11950 10/22/36 09/01/90 2.8333 $237.46 4195 12257 10/15/39 04/01/87 6.2500 $916.86 7487 35025 12/28/38 06/01/92 1.0833 $64.84 1873 12950 09/25/43 08/01/89 3.9167 $412.23 1893 12186 08/10/40 01/01/87 6.5000 $997.42 4665 12181 04/17/38 01/01/87 6.5000 $924.57 4864 11235 11/01/40 09/01/86 6.8333 $1,368.67 6886 8480 01/05/35 02/01/87 6.4167 $573.88 8540 34898 09/04/45 06/01/91 2.0833 $379.92 4338 11608 03/20/39 06/01/89 4.0833 $517.03 4684 11930 02/04/43 08/01/90 2.9167 $242.93 5146 7056 09/16/43 12/01/74 18.5833 $2,153.52 5255 8829 10/11/42 11/01/78 14.6667 $2,580.73 5998 8030 11/30/41 08/01/87 5.9167 $803.32 6510 9154 01/29/45 09/01/71 21.8333 $2,242.79 9864 3182 05/10/44 05/01/73 20.1667 $2,254.71 9875 3947 06/17/44 03/01/67 26.3333 $2,849.54 0766 5708 12/01/45 02/01/87 6.4167 $762.74 5145 2317 02/18/39 06/01/80 13.0833 $1,871.72 6807 0 01/01/45 04/01/86 7.2500 $614.96 7377 16314 09/08/42 10/01/90 2.7500 $130.67 9345 3009 01/27/44 09/01/74 18.8333 $2,613.69 0081 3248 03/04/46 02/01/74 19.4167 $2,037.21 6241 11053 06/15/44 09/01/81 11.8333 $2,865.70 6257 11491 06/12/47 07/01/88 5.0000 $612.09 5005 34964 10/15/50 08/01/91 1.9167 $92.06 6924 19133 11/19/46 11/01/89 3.6667 $368.55 8160 17914 05/01/52 12/01/91 1.5833 $117.47 8190 0 09/01/48 01/01/87 6.5000 $645.42 8822 7758 01/18/49 04/01/76 17.2500 $1,522.90 9896 8250 01/02/47 05/01/79 14.1667 $1,021.95 4399 748 07/05/48 02/01/87 6.4167 $379.74 8187 17067 12/10/47 08/01/90 2.9167 $239.26 8555 16884 04/19/48 08/01/90 2.9167 $245.21 8995 34942 06/30/49 07/01/91 2.0000 $78.67 6041 34980 11/28/51 11/01/91 1.6667 $71.55 4297 19706 01/14/50 03/01/91 2.3333 $1,756.50 0231 2438 07/04/50 05/01/71 22.1667 $3,237.79 0279 113 12/01/52 03/01/88 5.3333 $551.18 0332 2682 12/04/51 02/01/72 21.4167 $2,258.89 1977 1669 08/24/51 08/01/75 17.9167 $1,908.33 6180 11540 01/01/64 04/01/89 4.2500 $532.62 6333 33504 08/12/50 09/01/91 1.8333 $74.29 6469 12463 10/02/51 06/01/88 5.0833 $581.22 7056 11080 09/16/48 09/01/82 10.8333 $1,826.54 7574 12117 11/08/51 10/01/86 6.7500 $1,023.14 5997 34893 12/29/51 02/01/76 17.4167 $770.23 7344 10419 06/04/53 05/01/89 4.1667 $414.73 7718 7557 07/24/54 09/01/85 7.8333 $687.92 8035 139 08/24/52 07/01/91 2.0000 $54.76 8273 193 04/22/51 04/01/88 5.2500 $513.89 8807 4306 05/29/52 03/01/77 16.3333 $3,008.46 8901 4359 07/11/51 02/01/87 6.4167 $715.52 9925 1734 06/08/52 08/01/78 14.9167 $2,039.01 2031 29492 05/16/52 10/01/90 2.7500 $687.98 4330 35562 11/03/52 12/01/91 1.5833 $93.15 6251 35017 03/04/45 02/01/92 1.4167 $74.57 7781 2477 10/20/52 08/01/72 20.9167 $2,480.68 8113 13933 12/28/66 04/01/90 3.2500 $393.88 8432 4333 01/19/53 09/01/86 6.8333 $869.65 8693 5780 02/26/52 07/01/85 8.0000 $1,073.62 9627 2281 03/14/51 11/01/70 22.6667 $2,180.00 3270 5907 07/11/56 09/01/86 6.8333 $840.66 9324 14050 06/03/53 09/01/90 2.8333 $485.50 C-34 Last Four Digits of Social Security Number Employee Number Date of Birth Date of Hire 6/30/93 Credited Service 6/30/93 Annual Accrued Benefit 5297 9778 03/10/55 03/01/89 4.3333 $479.25 5710 16903 02/28/55 08/01/90 2.9167 $347.05 8970 35015 02/27/58 01/01/92 1.5000 $60.31 5397 12368 09/09/54 11/01/87 5.6667 $838.44 9823 34996 11/28/59 09/01/87 5.8333 $189.79 0703 16940 09/21/55 08/01/90 2.9167 $194.12 1495 16574 09/06/60 05/01/90 3.1667 $413.90 2973 2966 03/13/57 08/01/88 4.9167 $402.45 3079 3808 11/11/65 09/01/85 7.8333 $939.26 3196 0 01/01/65 07/01/86 7.0000 $775.37 8401 2621 05/27/62 08/01/88 4.9167 $637.21 9576 10129 11/28/59 03/01/90 3.3333 $445.15 4539 11300 08/17/59 03/01/87 6.3333 $1,204.59 5693 104 06/14/67 03/01/88 5.3333 $671.95 6010 3027 12/16/59 03/01/87 6.3333 $548.37 8399 8729 04/17/66 06/01/88 5.0833 $223.22 9093 10348 07/02/62 02/01/89 4.4167 $494.08 3899 334 08/30/57 04/01/85 8.2500 $1,190.56 7436 10431 09/13/56 06/01/89 4.0833 $802.78 8323 0 06/01/56 01/01/84 9.5000 $1,426.46 9083 8424 04/09/66 03/01/89 4.3333 $91.69 0937 0 01/01/59 02/01/86 7.4167 $935.30 3559 337 08/08/58 08/01/90 2.9167 $200.23 4335 12682 02/02/58 05/01/89 4.1667 $264.34 4372 16377 11/03/60 02/01/90 3.4167 $477.83 4816 34969 01/24/60 09/01/91 1.8333 $56.34 6980 16960 09/09/60 08/01/90 2.9167 $130.24 5268 35202 01/31/65 12/01/91 1.5833 $57.22 6885 11542 02/25/61 04/01/89 4.2500 $565.26 7802 8428 03/02/62 02/01/84 9.4167 $1,363.90 8650 11694 04/25/61 07/01/89 4.0000 $540.90 1439 33080 10/06/60 08/01/91 1.9167 $5.19 5630 1977 05/25/61 07/01/88 5.0000 $522.40 1181 7167 01/24/58 08/01/77 15.9167 $2,582.21 4529 33110 05/10/65 12/01/91 1.5833 $64.41 6140 0 12/01/61 10/01/79 13.7500 $1,115.53 8303 1679 06/12/61 08/01/79 13.9167 $1,776.78 7018 11294 11/11/63 02/01/87 6.4167 $1,231.94 2568 17891 10/12/69 11/01/90 2.6667 $178.34 5054 1252 09/27/66 09/01/86 6.8333 $1,209.56 5267 19727 06/01/72 06/01/91 2.0833 $88.22 8531 35010 07/14/63 01/01/92 1.5000 $60.94 2132 11172 09/12/63 05/01/86 7.1667 $1,305.33 2426 11128 04/24/67 05/01/85 8.1667 $1,631.95 4370 9434 07/19/65 05/01/89 4.1667 $556.92 4518 2773 05/09/21 08/01/88 4.9167 $221.27 5955 19728 06/02/65 06/01/91 2.0833 $168.68 8630 9732 12/24/66 05/01/89 4.1667 $58.80 0280 0 11/01/65 06/01/84 9.0833 $928.84 5811 13863 06/29/69 07/01/91 2.0000 $86.22 8188 11132 07/14/67 07/01/85 8.0000 $1,232.14 8103 0 02/01/29 02/01/73 20.4167 $2,173.46 8646 0 12/01/25 08/01/85 7.9167 $606.49 9297 0 04/01/22 09/01/67 25.8333 $2,931.99 0431 11338 01/20/65 05/01/87 6.1667 $964.68 1715 19321 11/13/30 04/01/90 3.2500 $414.46 9120 5628 12/15/30 02/01/53 40.4167 $4,399.98 9850 4848 10/09/25 09/01/68 24.8333 $2,221.89 1238 10136 06/01/31 03/01/90 3.3333 $357.38 1625 14806 02/01/71 04/01/90 3.2500 $235.93 5115 12794 09/17/67 07/01/89 4.0000 $346.22 8680 16621 10/17/68 06/01/90 3.0833 $676.72 8455 35019 06/26/69 02/01/92 1.4167 $58.96 9120 12936 11/14/68 10/01/89 3.7500 $436.93 9435 11476 01/03/69 06/01/91 2.0833 $253.40 9812 17943 10/25/68 05/01/92 1.1667 $59.46 8562 17911 07/05/69 12/01/91 1.5833 $156.15 8985 11089 01/13/38 05/01/83 10.1667 $3,695.09 1751 9374 07/20/72 04/01/89 4.2500 $54.91 5567 3103 10/08/70 08/01/88 4.9167 $202.55 9522 17735 01/26/70 09/01/90 2.8333 $283.20 5062 2752 02/18/34 01/01/88 5.5000 $489.64 5313 8351 03/10/33 04/01/83 10.2500 $1,680.31 5942 1614 04/14/36 11/01/67 25.6667 $5,379.80 6890 0 02/01/32 09/01/66 26.8333 $2,269.44 7460 829 09/06/30 06/01/79 14.0833 $1,786.01 8838 9491 02/24/37 10/01/85 7.7500 $875.64 2831 19723 08/31/72 05/01/91 2.1667 $10.50 6625 16266 07/10/54 08/01/90 2.9167 $234.61 1905 1300 04/19/37 05/01/53 40.1667 $6,178.18

C-35 Last Four Digits of Social Security Number Employee Number Date of Birth Date of Hire 6/30/93 Credited Service 6/30/93 Annual Accrued Benefit 2765 10398 08/26/36 04/01/89 4.2500 $516.01 5932 12679 07/04/34 05/01/89 4.1667 $541.96 6964 0 10/01/36 10/01/86 6.7500 $494.37 7946 4725 12/16/34 12/01/72 20.5833 $3,509.52 9718 19703 01/15/36 12/01/90 2.5833 $385.93 4089 21102 06/09/37 02/01/91 2.4167 $160.47 6712 5865 10/03/40 03/01/88 5.3333 $642.64 6892 9718 04/30/38 01/01/89 4.5000 $287.41 2288 5664 02/08/37 10/01/59 33.7500 $7,610.16 2851 34936 02/25/42 06/01/91 2.0833 $471.45 9215 16906 03/17/41 08/01/90 2.9167 $256.21 0085 5407 01/15/39 02/01/77 16.4167 $2,230.63 0526 9544 06/28/38 06/01/89 4.0833 $380.03 0805 0 12/01/29 08/01/62 30.9167 $5,863.10 1765 8579 03/23/38 01/01/80 13.5000 $1,813.10 4488 563 05/05/31 05/01/88 5.1667 $515.79 6203 8310 10/29/39 02/01/88 5.4167 $748.96 3366 16155 01/22/51 02/01/90 3.4167 $398.70 6606 16154 12/25/61 02/01/90 3.4167 $467.46 5018 11513 10/23/39 01/01/89 4.5000 $1,819.63 1781 12823 08/31/43 08/01/89 3.9167 $386.63 6770 21131 01/14/71 06/01/91 2.0833 $177.35 6820 21130 04/23/67 06/01/91 2.0833 $170.92 0136 11011 06/09/46 09/01/81 11.8333 $2,444.37 0677 11012 11/22/44 09/01/81 11.8333 $1,961.24 0856 0 06/01/44 04/01/83 10.2500 $874.67 0862 12287 04/26/44 05/01/87 6.1667 $934.74 1288 12241 04/13/46 03/01/87 6.3333 $1,059.37 2076 35020 07/30/51 02/01/92 1.4167 $51.59 8602 33100 06/04/47 10/01/91 1.7500 $49.95 9808 0 05/01/46 02/01/75 18.4167 $1,861.55 2635 6108 02/28/48 10/01/67 25.7500 $3,003.79 3824 8789 04/26/50 08/01/74 18.9167 $2,946.15 3908 5381 10/08/47 08/01/67 25.9167 $4,172.36 4427 35323 09/11/47 12/01/91 1.5833 $65.15 4791 9279 07/25/47 06/01/86 7.0833 $800.00 4983 2283 04/12/48 08/01/79 13.9167 $2,816.67 5300 35577 12/21/47 02/01/92 1.4167 $17.54 5930 16466 05/17/47 09/01/90 2.8333 $226.63 7008 19740 04/09/48 07/01/91 2.0000 $87.05 4752 34987 05/27/49 12/01/91 1.5833 $57.62 7859 16480 12/21/48 03/01/91 2.3333 $133.78 8326 11917 03/20/49 08/01/90 2.9167 $297.18 8648 11363 10/27/49 07/01/87 6.0000 $1,196.33 5936 3374 01/12/49 02/01/84 9.4167 $1,192.41 0892 34927 06/03/50 09/01/68 24.8333 $295.63 5367 35548 02/22/53 11/01/91 1.6667 $115.08 5724 12518 07/12/51 09/01/88 4.8333 $575.55 5835 16365 03/12/50 02/01/90 3.4167 $373.15 5873 11066 12/20/52 03/01/81 12.3333 $4,143.91 6415 11857 05/03/51 03/01/90 3.3333 $398.70 7957 11373 04/21/51 07/01/87 6.0000 $956.58 8093 12124 11/03/51 10/01/86 6.7500 $1,186.92 9913 0 06/01/48 09/01/81 11.8333 $1,460.54 0063 12277 02/14/55 04/01/87 6.2500 $775.88 0127 12025 08/12/52 04/01/85 8.2500 $2,508.16 0310 11840 04/18/52 01/01/90 3.5000 $869.65 1028 11014 08/23/51 03/01/83 10.3333 $2,378.48 1280 12293 07/22/50 05/01/87 6.1667 $912.74 5838 34899 01/09/55 07/01/73 20.0000 $396.72 5029 34931 12/09/53 09/01/79 13.8333 $404.42 2613 6169 07/14/55 04/01/74 19.2500 $1,888.13 2767 0 03/01/54 09/01/79 13.8333 $1,175.64 2789 3037 07/02/53 08/01/88 4.9167 $712.55 2975 9500 03/26/52 02/01/72 21.4167 $3,038.67 3099 1465 12/13/50 10/01/74 18.7500 $1,814.69 4519 0 07/01/57 09/01/86 6.8333 $575.85 4932 21139 08/06/54 06/01/91 2.0833 $238.97 6147 34370 03/02/55 03/01/84 9.3333 $419.50 0444 1199 03/26/61 06/01/86 7.0833 $958.17 0480 0 06/01/62 03/01/85 8.3333 $830.67 0509 1998 10/31/64 01/01/88 5.5000 $474.21 0610 35353 09/22/57 05/01/92 1.1667 $55.26 0724 7672 04/02/56 10/01/77 15.7500 $1,827.05 0975 16261 07/29/59 10/01/91 1.7500 $26.58 3140 2817 02/06/56 08/01/88 4.9167 $431.88 3184 10441 01/04/57 06/01/89 4.0833 $446.01 3538 2823 01/24/54 08/01/88 4.9167 $485.74 1181 34945 11/19/55 07/01/91 2.0000 $167.50 1764 35036 04/27/57 06/01/92 1.0833 $57.32 C-36 Last Four Digits of Social Security Number Employee Number Date of Birth Date of Hire 6/30/93 Credited Service 6/30/93 Annual Accrued Benefit 2199 16792 01/05/58 07/01/90 3.0000 $231.92 0612 12793 10/12/57 07/01/89 4.0000 $445.60 7023 12048 05/19/65 06/01/86 7.0833 $1,940.77 8849 12134 03/25/56 11/01/86 6.6667 $1,040.23 8875 11024 03/03/57 06/01/85 8.0833 $1,237.66 0867 15779 09/13/66 08/01/89 3.9167 $435.92 1860 12208 06/20/61 01/01/87 6.5000 $1,038.82 4786 8790 05/27/63 02/01/84 9.4167 $1,072.87 6153 9679 01/07/58 01/01/89 4.5000 $675.90 6206 12607 03/03/59 03/01/89 4.3333 $543.15 2097 19747 09/07/57 08/01/91 1.9167 $69.68 2547 16629 07/25/58 06/01/90 3.0833 $264.61 7660 16803 01/30/67 07/01/90 3.0000 $261.39 8543 719 07/10/57 05/01/88 5.1667 $477.94 0719 4854 07/27/59 03/01/87 6.3333 $708.81 1312 11119 04/04/58 11/01/84 8.6667 $1,653.53 2297 0 10/01/69 06/01/89 4.0833 $46.55 2610 19712 09/16/66 04/01/91 2.2500 $292.92 4338 17770 05/22/63 09/01/90 2.8333 $304.69 7390 34358 04/03/58 06/01/92 1.0833 $238.00 0605 19742 01/01/69 07/01/91 2.0000 $129.85 1015 16908 08/02/58 08/01/90 2.9167 $242.80 1105 19157 05/10/61 11/01/89 3.6667 $385.90 4787 16719 09/09/59 07/01/90 3.0000 $265.26 6914 16557 12/28/61 04/01/90 3.2500 $346.66 8637 1684 05/09/59 08/01/77 15.9167 $3,104.05 0677 19119 12/10/58 10/01/89 3.7500 $532.77 2192 12683 11/02/60 05/01/89 4.1667 $523.19 4066 5593 09/29/61 07/01/90 3.0000 $164.40 7648 35267 01/28/64 10/01/91 1.7500 $62.72 8132 9147 08/27/69 05/01/91 2.1667 $53.31 9947 7868 12/13/59 07/01/78 15.0000 $1,940.59 0107 16989 06/09/68 08/01/90 2.9167 $283.48 9735 21161 12/08/68 07/01/91 2.0000 $62.98 9792 3061 10/07/65 09/01/90 2.8333 $102.88 1134 35553 11/23/67 12/01/91 1.5833 $109.24 3317 16120 01/07/58 01/01/90 3.5000 $332.90 5531 2357 04/05/59 07/01/88 5.0000 $514.40 6071 7018 08/03/65 09/01/87 5.8333 $701.19 6693 35513 03/26/67 09/01/91 1.8333 $87.12 8096 16158 02/20/59 02/01/90 3.4167 $360.01 8719 10076 10/29/58 09/01/89 3.8333 $389.07 2883 3560 11/03/68 09/01/88 4.8333 $536.33 4286 34932 11/27/62 09/01/84 8.8333 $513.89 6562 0 10/01/66 05/01/86 7.1667 $760.35 8148 823 12/22/62 05/01/82 11.1667 $1,599.86 1224 10107 07/17/68 01/01/90 3.5000 $313.88 2236 15932 09/03/71 10/01/89 3.7500 $184.69 9094 34965 01/04/64 08/01/91 1.9167 $67.41 9279 0 02/01/63 06/01/85 8.0833 $635.18 0075 9677 02/17/63 01/01/89 4.5000 $612.28 2451 24984 03/18/65 10/01/90 2.7500 $231.74 2883 12643 05/17/64 05/01/89 4.1667 $570.72 3769 19751 06/06/66 08/01/91 1.9167 $82.20 3859 11748 12/29/68 08/01/89 3.9167 $345.58 4703 2087 12/20/62 01/01/86 7.5000 $2,330.77 4930 8382 09/15/63 03/01/86 7.3333 $1,152.64 9337 12331 11/07/68 08/01/87 5.9167 $866.51 8400 11457 12/25/63 04/01/88 5.2500 $917.66 9706 6430 05/06/67 05/01/89 4.1667 $391.26 7411 11335 09/13/63 05/01/87 6.1667 $1,001.43 7929 21092 04/25/68 01/01/91 2.5000 $71.25 0780 1114 10/14/70 06/01/88 5.0833 $299.10 2516 3910 09/05/66 10/01/88 4.7500 $383.86 6247 4153 07/11/70 10/01/88 4.7500 $272.71 3588 0 07/01/29 09/01/81 11.8333 $1,767.99 0617 0 12/01/68 09/01/86 6.8333 $689.41 3108 33103 09/28/67 11/01/91 1.6667 $62.29 7188 11397 05/15/68 06/01/89 4.0833 $753.10 1832 9476 09/17/68 05/01/89 4.1667 $730.46 4443 3315 06/19/68 09/01/88 4.8333 $501.50 4834 35009 10/20/72 01/01/92 1.5000 $60.03 4889 33089 04/20/72 09/01/91 1.8333 $62.66 5103 1115 10/05/67 06/01/88 5.0833 $457.11 0168 0 05/01/32 09/01/79 13.8333 $1,069.14 0575 8301 12/06/32 02/01/49 44.4167 $5,912.63 0582 8854 03/25/31 11/01/53 39.6667 $6,963.37 2059 0 03/01/30 08/01/78 14.9167 $1,127.67 2307 1086 06/04/35 06/01/88 5.0833 $682.99 2435 19151 01/11/32 11/01/89 3.6667 $423.95

C-37 Last Four Digits of Social Security Number Employee Number Date of Birth Date of Hire 6/30/93 Credited Service 6/30/93 Annual Accrued Benefit 5564 27264 01/31/31 10/01/91 1.7500 $65.56 3322 0 09/01/33 06/01/86 7.0833 $816.47 3415 8694 11/24/34 12/01/74 18.5833 $2,579.87 3477 1613 04/12/33 09/01/57 35.8333 $9,507.81 4186 8826 10/24/32 08/01/71 21.9167 $3,163.22 4817 8238 12/08/30 02/01/52 41.4167 $4,883.35 6161 15795 09/09/35 08/01/89 3.9167 $192.01 6277 2786 12/25/34 06/01/68 25.0833 $2,861.30 6569 0 02/01/33 06/01/85 8.0833 $541.73 7151 11472 04/18/70 06/01/89 4.0833 $533.91 9529 11821 08/29/70 10/01/89 3.7500 $429.61 6198 35629 12/04/72 06/01/92 1.0833 $65.27 6670 10141 06/15/35 03/01/90 3.3333 $335.31 9823 17880 04/14/34 10/01/90 2.7500 $216.16 9639 12296 11/30/38 05/01/87 6.1667 $993.32 2305 11796 06/07/37 09/01/89 3.8333 $418.83 4034 3837 04/18/40 09/01/79 13.8333 $1,414.76 4766 4675 09/24/42 02/01/73 20.4167 $2,617.08 9719 33116 10/03/71 01/01/92 1.5000 $42.31 7659 15946 12/13/69 11/01/89 3.6667 $390.95 4759 19772 07/11/37 10/01/91 1.7500 $84.87 0580 9286 07/17/40 02/01/89 4.4167 $488.73 1739 6917 07/18/36 12/01/82 10.5833 $1,532.68 1972 632 10/19/40 03/01/71 22.3333 $5,351.55 2500 2298 08/17/39 07/01/86 7.0000 $827.78 2514 21138 04/07/41 06/01/91 2.0833 $156.07 3281 7449 03/16/42 02/01/70 23.4167 $4,434.41 4639 13910 03/30/42 02/01/90 3.4167 $441.43 4707 0 03/01/43 02/01/71 22.4167 $1,969.06 5784 6911 01/19/38 02/01/66 27.4167 $3,391.08 5898 4830 05/04/42 11/01/64 28.6667 $3,687.46 7051 5500 04/19/42 01/01/87 6.5000 $779.77 6899 34970 03/03/44 09/01/91 1.8333 $185.50 7862 1209 05/10/46 06/01/65 28.0833 $4,758.68 9657 0 05/01/47 04/01/70 23.2500 $2,410.41 7325 0 09/01/47 03/01/87 6.3333 $1,008.34 2465 5776 10/15/54 06/01/80 13.0833 $4,947.78 3306 1973 02/22/47 07/01/88 5.0000 $494.75 4465 4709 11/01/46 11/01/88 4.6667 $567.12 2852 12445 10/24/45 05/01/88 5.1667 $821.34 3133 11028 08/24/47 09/01/81 11.8333 $2,056.71 3365 11099 04/14/49 08/01/83 9.9167 $1,607.06 3411 16275 05/29/47 08/01/90 2.9167 $21.27 5010 35509 10/02/46 09/01/91 1.8333 $79.45 6158 16513 01/13/48 07/01/91 2.0000 $36.78 7225 19774 02/18/49 11/01/91 1.6667 $69.97 2771 9711 05/03/44 01/01/89 4.5000 $413.01 3272 5848 09/02/48 03/01/74 19.3333 $2,486.05 4557 17947 04/03/51 05/01/92 1.1667 $100.86 4689 15248 09/15/50 05/01/90 3.1667 $1,608.44 0861 11931 10/21/47 08/01/90 2.9167 $295.52 2026 33114 05/05/32 12/01/91 1.5833 $3.33 0328 34353 08/22/50 04/01/83 10.2500 $328.50 3386 8626 10/09/39 09/01/69 23.8333 $4,900.42 1759 13876 04/03/51 01/01/90 3.5000 $345.63 2273 10118 01/16/43 02/01/90 3.4167 $218.61 5866 21157 12/23/49 06/01/91 2.0833 $88.41 7134 5027 01/17/56 05/01/85 8.1667 $883.71 6354 0 04/01/53 02/01/89 4.4167 $111.63 6565 11246 02/07/55 10/01/86 6.7500 $1,296.26 7069 11044 10/15/52 12/01/81 11.5833 $1,898.22 7126 35587 11/03/52 03/01/92 1.3333 $81.10 7154 11003 04/06/52 03/01/82 11.3333 $2,108.72 7585 0 03/01/53 05/01/86 7.1667 $681.67 8529 12313 08/03/51 07/01/87 6.0000 $676.19 8929 12250 12/05/44 03/01/87 6.3333 $750.56 9290 12144 03/05/55 07/01/89 4.0000 $321.16 9417 12045 06/10/53 05/01/86 7.1667 $1,111.98 9467 11180 07/10/54 05/01/86 7.1667 $1,231.21 0051 0 08/01/57 02/01/84 9.4167 $855.96 0121 8407 03/29/53 12/01/86 6.5833 $650.19 0500 6122 06/22/53 10/01/87 5.7500 $740.26 0988 35302 04/02/52 11/01/91 1.6667 $69.57 1385 5418 06/22/52 02/01/76 17.4167 $3,171.25 1823 3470 01/13/53 02/01/88 5.4167 $528.67 2190 35331 03/29/55 01/01/92 1.5000 $60.86 4066 5389 01/15/52 03/01/70 23.3333 $3,232.65 4388 816 09/12/53 05/01/75 18.1667 $4,116.72 4599 8306 08/25/52 06/01/86 7.0833 $1,038.44 4650 14751 12/31/53 05/01/89 4.1667 $466.77 C-38 Last Four Digits of Social Security Number Employee Number Date of Birth Date of Hire 6/30/93 Credited Service 6/30/93 Annual Accrued Benefit 4751 9168 05/05/49 06/01/70 23.0833 $3,452.98 4822 5954 01/03/54 07/01/87 6.0000 $683.30 2729 34930 03/25/55 01/01/78 15.5000 $419.59 5849 8328 05/12/57 02/01/88 5.4167 $657.42 6571 11018 09/06/56 09/01/81 11.8333 $2,900.09 6686 12193 08/11/57 04/01/89 4.2500 $587.67 6923 11020 03/15/55 04/01/76 17.2500 $3,826.79 7098 19719 05/20/56 05/01/91 2.1667 $289.82 7574 11029 04/13/58 09/01/85 7.8333 $1,366.63 7586 11038 08/24/58 03/01/82 11.3333 $2,319.99 7590 35537 02/01/58 10/01/91 1.7500 $109.79 7591 12055 07/22/58 07/01/86 7.0000 $1,765.94 7603 16525 10/16/57 07/01/91 2.0000 $104.10 7640 12406 07/24/57 03/01/88 5.3333 $603.49 7822 11902 04/05/55 07/01/90 3.0000 $258.06 8203 12546 09/18/53 10/01/88 4.7500 $590.27 8396 11284 05/11/59 02/01/87 6.4167 $1,546.02 8617 19763 10/26/58 09/01/91 1.8333 $137.48 8708 12114 02/23/55 10/01/86 6.7500 $906.11 1498 11082 04/27/55 01/01/83 10.5000 $2,526.20 1721 12502 06/15/58 08/01/88 4.9167 $451.06 2880 16506 06/18/59 07/01/91 2.0000 $89.90 3731 12510 10/07/60 02/01/92 1.4167 $12.25 3741 11112 09/06/59 07/01/84 9.0000 $1,378.37 8823 35045 10/23/58 06/01/92 1.0833 $82.42 0186 19731 03/10/65 07/01/91 2.0000 $7.64 0624 19252 09/19/63 01/01/90 3.5000 $380.36 1688 34885 12/16/57 05/01/91 2.1667 $538.40 2608 8725 08/28/63 06/01/86 7.0833 $1,173.29 4015 11150 02/19/64 12/01/85 7.5833 $2,053.95 6671 8737 11/12/55 09/01/83 9.8333 $1,249.94 8956 10039 09/28/50 07/01/89 4.0000 $287.24 0814 11195 06/01/62 05/01/86 7.1667 $1,095.15 3060 9113 02/07/56 01/01/89 4.5000 $426.30 8199 2005 08/31/57 03/01/74 19.3333 $3,294.24 8573 4756 01/26/42 08/01/87 5.9167 $765.37 0580 11334 02/26/60 05/01/87 6.1667 $963.51 1217 7004 06/07/63 09/01/87 5.8333 $670.28 3158 0 03/01/60 07/01/83 10.0000 $967.53 4031 11932 09/23/58 08/01/90 2.9167 $264.71 4872 1591 07/29/58 07/01/87 6.0000 $546.75 9114 14767 09/23/63 05/01/89 4.1667 $492.80 9573 11039 09/29/60 07/01/85 8.0000 $1,192.97 4169 11658 01/24/60 07/01/89 4.0000 $384.67 6293 19267 08/19/59 01/01/90 3.5000 $343.65 7272 19718 01/24/60 05/01/91 2.1667 $266.45 8343 34992 03/07/70 12/01/91 1.5833 $53.59 0073 11504 11/10/70 11/01/88 4.6667 $531.09 0984 6174 06/25/61 08/01/84 8.9167 $1,061.47 1473 6162 07/27/59 07/01/84 9.0000 $899.13 4669 11497 01/28/61 09/01/88 4.8333 $467.77 9327 5668 04/26/63 04/01/79 14.2500 $3,252.99 0381 927 07/30/71 09/01/91 1.8333 $71.38 0436 13946 05/17/70 05/01/90 3.1667 $352.79 0912 8153 01/21/69 08/01/87 5.9167 $506.30 1777 1975 10/21/60 07/01/88 5.0000 $568.18 2120 13907 08/03/67 02/01/90 3.4167 $376.68 3443 15934 08/15/70 10/01/89 3.7500 $377.55 5364 9896 06/23/60 04/01/89 4.2500 $661.46 6629 15748 04/16/68 12/01/90 2.5833 $151.19 1429 0 07/01/22 08/01/79 13.9167 $1,605.54 9018 11889 11/24/71 06/01/90 3.0833 $284.82 9915 2787 06/24/65 02/01/84 9.4167 $810.93 0321 29602 07/30/68 04/01/92 1.2500 $72.30 0922 0 09/01/62 03/01/85 8.3333 $729.14 1018 19320 04/09/63 04/01/90 3.2500 $369.61 1827 5368 06/18/64 09/01/85 7.8333 $1,119.64 8752 4085 08/08/66 10/01/88 4.7500 $369.62 1081 34990 11/30/67 12/01/91 1.5833 $56.95 3766 11763 09/01/61 08/01/89 3.9167 $410.53 3992 3160 12/04/64 06/01/87 6.0833 $727.51 5178 2666 11/27/63 05/01/83 10.1667 $1,402.13 7448 14991 11/17/63 09/01/89 3.8333 $85.94 7499 16456 09/02/62 09/01/90 2.8333 $258.15 8290 12032 12/02/63 02/01/86 7.4167 $1,045.35 1119 537 04/18/63 08/01/89 3.9167 $539.20 3334 11406 03/16/65 09/01/87 5.8333 $1,200.87 7179 0 01/01/63 07/01/82 11.0000 $1,276.74 8780 14038 05/20/65 09/01/90 2.8333 $268.40 9584 11432 01/31/64 12/01/87 5.5833 $851.14

C-39 Last Four Digits of Social Security Number Employee Number Date of Birth Date of Hire 6/30/93 Credited Service 6/30/93 Annual Accrued Benefit 9073 3054 04/03/67 08/01/88 4.9167 $560.78 6289 33162 10/14/65 06/01/92 1.0833 $15.10 9594 5781 04/21/66 06/01/86 7.0833 $1,374.91 9836 13912 12/14/71 02/01/90 3.4167 $162.35 4033 35003 07/18/67 01/01/92 1.5000 $82.37 4900 35354 07/09/71 06/01/92 1.0833 $43.27 9697 9240 01/20/32 07/01/67 26.0000 $3,253.09 4829 12083 04/14/66 02/01/89 4.4167 $573.23 9538 4737 02/05/69 12/01/90 2.5833 $145.20 2438 29533 01/23/67 04/01/91 2.2500 $304.50 3939 16678 11/04/66 07/01/90 3.0000 $221.74 2381 35595 09/27/72 03/01/92 1.3333 $92.68 6649 8269 10/24/67 08/01/87 5.9167 $967.69 8539 10385 12/05/69 04/01/89 4.2500 $498.21 0936 3412 03/30/28 02/01/80 13.4167 $1,698.39 2310 0 05/01/29 05/01/71 22.1667 $2,494.17 2504 0 06/01/29 02/01/76 17.4167 $3,101.42 4916 6260 07/10/32 07/01/75 18.0000 $2,473.80 9222 8824 02/04/32 05/01/62 31.1667 $3,030.74 0434 35561 08/16/71 12/01/91 1.5833 $73.05 9444 19076 08/31/70 10/01/89 3.7500 $333.85 7314 0 11/01/34 04/01/67 26.2500 $5,800.08 3095 34892 11/14/70 06/01/91 2.0833 $260.75 5340 12001 03/30/30 09/01/81 11.8333 $1,918.51 6081 12021 01/10/34 09/01/86 6.8333 $1,040.72 6985 12237 06/16/35 03/01/87 6.3333 $1,035.74 9311 12145 06/16/36 11/01/86 6.6667 $1,011.83 0060 2145 09/11/54 06/01/89 4.0833 $560.79 1433 663 03/18/71 10/01/89 3.7500 $344.01 5913 8584 12/09/35 02/01/84 9.4167 $891.03 8580 4237 11/01/32 09/01/86 6.8333 $768.10 9272 8339 01/29/35 06/01/61 32.0833 $4,908.26 2987 4422 04/27/17 09/01/75 17.8333 $2,313.23 3071 35303 01/15/36 11/01/91 1.6667 $66.47 3100 0 10/01/30 07/01/67 26.0000 $2,440.42 3246 0 01/01/29 05/01/59 34.1667 $3,837.85 4214 8335 08/15/36 05/01/65 28.1667 $6,390.01 5435 0 07/01/26 04/01/63 30.2500 $2,067.84 9104 14037 02/07/71 09/01/90 2.8333 $205.43 8938 16113 11/05/61 01/01/90 3.5000 $435.91 2709 0 06/01/41 09/01/87 5.8333 $652.04 2817 12008 11/02/42 09/01/81 11.8333 $1,946.07 2968 0 07/01/43 04/01/83 10.2500 $1,623.08 3136 12062 03/28/39 08/01/86 6.9167 $971.68 3525 12196 02/10/45 01/01/87 6.5000 $956.01 3800 16532 06/19/43 08/01/91 1.9167 $77.03 4722 11059 10/04/41 09/01/81 11.8333 $2,864.80 5541 12437 06/03/42 05/01/88 5.1667 $761.57 5575 11091 08/07/43 10/01/85 7.7500 $1,306.13 7489 12060 04/08/44 07/01/86 7.0000 $1,393.92 8551 3413 02/12/42 03/01/77 16.3333 $1,998.96 0500 12070 11/14/40 08/01/86 6.9167 $964.43 1302 12517 03/14/40 09/01/88 4.8333 $542.29 1487 16367 11/15/44 02/01/90 3.4167 $320.85 1549 11045 12/27/42 09/01/81 11.8333 $1,838.25 2352 11446 10/16/43 03/01/88 5.3333 $840.86 0756 3974 05/13/35 10/01/88 4.7500 $360.38 8174 35305 03/22/41 11/01/91 1.6667 $47.44 8548 5739 11/16/44 08/01/73 19.9167 $3,124.74 9854 29569 08/03/43 02/01/92 1.4167 $23.74 9946 19280 01/19/47 02/01/90 3.4167 $381.55 2637 35300 11/14/61 11/01/91 1.6667 $49.07 5920 2631 07/02/46 08/01/88 4.9167 $539.53 6340 34995 05/07/47 01/01/92 1.5000 $60.54 1348 960 09/15/48 11/01/75 17.6667 $3,721.78 1779 2680 10/04/47 04/01/68 25.2500 $3,731.63 5834 17895 08/10/47 11/01/90 2.6667 $665.11 1533 14789 06/01/50 06/01/89 4.0833 $399.03 4843 1972 07/22/55 07/01/88 5.0000 $673.47 7555 35400 09/15/48 07/01/89 4.0000 $44.12 9642 269 07/03/48 04/01/88 5.2500 $1,250.58 7832 35625 10/09/50 06/01/92 1.0833 $123.31 8367 11037 10/11/50 08/01/86 6.9167 $3,538.02 8761 11146 10/25/48 09/01/85 7.8333 $2,496.09 2966 7270 04/09/50 04/01/74 19.2500 $1,869.21 3180 5836 05/09/47 02/01/79 14.4167 $1,651.60 3538 7447 04/11/50 04/01/78 15.2500 $1,626.23 5767 647 09/30/50 11/01/87 5.6667 $594.51 1609 790 03/28/49 02/01/84 9.4167 $1,230.57 2956 1184 12/18/49 02/01/84 9.4167 $1,193.02 C-40 Last Four Digits of Social Security Number Employee Number Date of Birth Date of Hire 6/30/93 Credited Service 6/30/93 Annual Accrued Benefit 5392 35040 04/01/54 06/01/92 1.0833 $69.14 6073 16762 02/13/52 07/01/90 3.0000 $195.65 1077 12091 10/12/37 09/01/86 6.8333 $787.11 3380 11577 10/09/50 06/01/89 4.0833 $470.37 4891 34973 06/07/51 11/01/91 1.6667 $60.41 5357 8823 06/05/52 05/01/78 15.1667 $4,014.86 5732 0 12/01/28 03/01/71 22.3333 $2,501.60 7406 14781 07/21/50 06/01/89 4.0833 $474.79 7534 7875 02/07/48 04/01/73 20.2500 $2,121.47 9343 9271 02/07/48 09/01/78 14.8333 $1,648.47 9517 8868 12/15/49 07/01/72 21.0000 $2,688.45 9923 4816 01/28/51 02/01/92 1.4167 $34.93 0265 16843 05/25/51 07/01/90 3.0000 $272.68 0676 16975 01/21/53 08/01/90 2.9167 $230.65 1035 34883 09/21/51 05/01/91 2.1667 $362.01 2469 1360 08/01/53 06/01/88 5.0833 $1,330.78 3777 14848 12/31/53 07/01/89 4.0000 $441.43 0374 14861 06/20/51 07/01/89 4.0000 $407.65 5014 11102 02/03/55 10/01/83 9.7500 $2,990.12 5516 12014 03/30/54 05/01/82 11.1667 $2,652.84 5889 35586 11/02/51 03/01/92 1.3333 $102.48 6065 11756 07/10/55 09/01/89 3.8333 $540.37 6411 11241 10/06/51 09/01/86 6.8333 $1,084.04 6542 16531 01/23/54 08/01/91 1.9167 $106.24 7230 19721 08/19/64 05/01/91 2.1667 $260.45 0012 11034 06/09/56 01/01/83 10.5000 $1,575.46 0162 11512 11/27/53 01/01/89 4.5000 $1,243.68 1000 11920 07/27/56 08/01/90 2.9167 $238.33 2069 11862 06/25/54 12/01/89 3.5833 $410.80 2559 11120 07/08/52 02/01/85 8.4167 $1,535.86 2823 16329 03/05/56 12/01/89 3.5833 $572.58 3151 12723 02/11/54 06/01/89 4.0833 $542.02 3227 12024 11/27/53 05/01/86 7.1667 $1,515.67 3629 12820 11/16/60 08/01/89 3.9167 $357.14 4287 12689 07/29/53 06/01/89 4.0833 $559.27 5411 16810 11/29/57 07/01/90 3.0000 $214.55 5422 2261 09/19/60 07/01/88 5.0000 $429.23 6573 9680 11/02/56 01/01/89 4.5000 $618.70 7488 9707 10/24/55 01/01/89 4.5000 $543.50 6742 4523 08/07/54 10/01/88 4.7500 $482.50 2656 10040 12/16/56 07/01/89 4.0000 $326.68 4500 7424 02/24/66 05/01/87 6.1667 $687.45 4812 4274 11/03/58 08/01/78 14.9167 $1,721.58 5539 11191 10/03/62 05/01/86 7.1667 $1,136.95 7276 11269 07/14/57 09/01/81 11.8333 $2,408.26 7490 12464 07/04/57 06/01/88 5.0833 $729.46 8209 9807 03/25/65 03/01/89 4.3333 $900.11 1315 6197 07/09/55 09/01/86 6.8333 $765.21 6052 13838 09/20/62 01/01/90 3.5000 $390.53 9977 16306 08/01/58 10/01/90 2.7500 $379.19 1158 1012 02/18/60 06/01/88 5.0833 $872.77 2357 12404 12/14/56 02/01/88 5.4167 $793.64 1451 3993 11/05/58 10/01/88 4.7500 $466.16 5383 12061 10/23/58 07/01/86 7.0000 $1,057.97 8024 17915 04/04/69 12/01/91 1.5833 $81.34 1185 5540 03/11/70 09/01/87 5.8333 $330.59 6014 2381 01/06/61 07/01/88 5.0000 $776.48 6124 12379 05/18/59 12/01/87 5.5833 $889.17 7631 4797 11/22/59 01/01/81 12.5000 $2,191.96 4117 14703 01/22/64 05/01/89 4.1667 $396.39 5052 9746 04/11/67 02/01/89 4.4167 $496.37 5356 32 12/16/63 08/01/86 6.9167 $902.14 5697 8791 01/15/63 09/01/82 10.8333 $972.42 7275 9926 01/30/63 04/01/89 4.2500 $406.36 2853 412 03/29/61 04/01/88 5.2500 $640.65 4772 14955 12/20/58 09/01/89 3.8333 $319.51 2464 3001 06/12/62 05/01/82 11.1667 $1,393.14 4313 11583 11/12/61 06/01/89 4.0833 $480.95 8854 9727 11/11/61 02/01/89 4.4167 $403.20 2342 17928 02/04/63 02/01/92 1.4167 $71.25 8979 8628 07/03/62 09/01/87 5.8333 $561.99 9122 12228 04/23/63 02/01/87 6.4167 $1,279.56 1253 19309 08/26/65 03/01/90 3.3333 $386.17 2404 19150 08/02/68 11/01/89 3.6667 $284.79 2943 19707 06/02/62 03/01/91 2.3333 $329.90 7629 13998 08/30/66 07/01/90 3.0000 $384.09 9669 11752 03/19/64 08/01/89 3.9167 $626.63 9688 661 11/28/71 07/01/89 4.0000 $303.03 1691 2994 09/05/67 10/01/87 5.7500 $1,129.93 2900 9066 09/24/64 11/01/88 4.6667 $440.84

C-41 Last Four Digits of Social Security Number Employee Number Date of Birth Date of Hire 6/30/93 Credited Service 6/30/93 Annual Accrued Benefit 4948 9428 01/25/66 05/01/89 4.1667 $387.97 7812 16909 06/06/71 08/01/90 2.9167 $175.98 7847 11086 04/02/64 04/01/83 10.2500 $1,657.13 2365 3019 07/23/65 07/01/84 9.0000 $1,226.18 2367 17099 09/19/66 08/01/90 2.9167 $188.62 8161 0 01/01/66 05/01/87 6.1667 $516.46 5350 4133 06/10/66 10/01/88 4.7500 $552.30 8583 12264 03/16/65 04/01/87 6.2500 $1,013.98 8787 12782 05/19/66 06/01/91 2.0833 $264.71 0707 35533 04/12/68 10/01/91 1.7500 $92.80 1786 7312 11/11/67 06/01/89 4.0833 $450.20 2394 8738 06/02/67 09/01/86 6.8333 $960.15 4597 35550 10/27/65 12/01/91 1.5833 $70.04 5702 620 01/10/66 05/01/88 5.1667 $569.78 7430 34981 04/27/72 12/01/91 1.5833 $70.42 3077 9756 01/31/66 02/01/89 4.4167 $528.02 5997 29512 01/24/67 12/01/90 2.5833 $238.72 9786 16444 11/23/67 08/01/90 2.9167 $280.52 0440 16754 07/26/70 07/01/90 3.0000 $289.24 8001 4312 09/02/32 02/01/53 40.4167 $5,388.82 8122 0 04/01/27 02/01/66 27.4167 $3,739.09 8189 9133 08/01/30 10/01/49 43.7500 $11,734.46 8257 0 03/01/30 02/01/65 28.4167 $5,170.69 6335 12587 10/21/33 02/01/89 4.4167 $440.57 8314 11027 12/02/31 09/01/81 11.8333 $1,803.02 0957 9808 03/15/68 03/01/89 4.3333 $478.15 1783 35038 01/12/69 06/01/92 1.0833 $29.25 3945 15819 03/26/70 05/01/92 1.1667 $81.17 5646 0 09/01/29 09/01/81 11.8333 $2,280.77 5923 12390 04/25/31 02/01/88 5.4167 $821.13 8436 4832 01/09/34 03/01/86 7.3333 $1,002.64 7538 14915 10/28/69 08/01/89 3.9167 $341.06 0971 11042 11/04/37 11/01/81 11.6667 $3,853.77 4268 11174 04/04/37 05/01/87 6.1667 $1,037.44 2589 8512 07/15/36 12/01/64 28.5833 $3,463.25 2943 2372 02/04/36 06/01/81 12.0833 $2,063.03 8447 35000 11/09/72 01/01/92 1.5000 $65.86 0775 1323 07/31/38 11/01/71 21.6667 $5,359.91 1102 0 05/01/37 01/01/78 15.5000 $1,538.33 1337 8308 06/08/35 07/01/70 23.0000 $2,160.91 1960 29592 11/04/34 03/01/92 1.3333 $0.25 2007 4853 04/09/37 03/01/56 37.3333 $5,289.80 0296 12075 09/15/35 09/01/86 6.8333 $958.26 0531 12120 12/21/38 06/01/89 4.0833 $535.91 2829 11001 05/11/39 09/01/81 11.8333 $7,362.67 3070 11106 09/12/40 04/01/84 9.2500 $1,383.67 5193 11130 05/31/37 06/01/85 8.0833 $1,792.77 2827 8352 10/12/40 09/01/73 19.8333 $2,321.54 6853 2 06/12/40 03/01/88 5.3333 $657.10 8298 2865 04/04/37 05/01/65 28.1667 $6,920.83 9321 1655 09/01/37 10/01/77 15.7500 $1,222.44 9493 2740 08/13/40 08/01/88 4.9167 $393.99 9814 1782 10/15/41 11/01/85 7.6667 $950.10 1496 14774 05/26/43 05/01/89 4.1667 $600.67 8237 0 07/01/47 09/01/86 6.8333 $605.81 5123 2274 02/09/44 01/01/80 13.5000 $2,757.15 5252 7021 10/10/43 05/01/74 19.1667 $2,334.92 5854 1213 02/15/44 08/01/85 7.9167 $1,594.52 6447 7453 02/02/44 06/01/66 27.0833 $3,586.54 6574 585 12/10/43 08/01/67 25.9167 $3,763.61 7030 3765 05/27/36 02/01/70 23.4167 $2,953.73 7419 9310 02/11/45 06/01/70 23.0833 $2,227.74 9427 11049 02/15/43 09/01/81 11.8333 $1,959.49 9575 11035 03/07/45 09/01/81 11.8333 $1,873.15 9794 11118 09/11/45 11/01/84 8.6667 $995.18 3360 8353 11/05/44 05/01/71 22.1667 $3,117.00 3599 2822 12/21/45 08/01/88 4.9167 $473.46 5282 35621 06/21/45 06/01/92 1.0833 $141.03 6154 11169 02/24/43 04/01/86 7.2500 $1,145.13 6495 12122 05/24/44 10/01/86 6.7500 $2,029.47 1120 34915 04/12/45 08/01/90 2.9167 $161.91 3604 34958 11/28/45 08/01/91 1.9167 $67.30 5508 0 07/01/43 10/01/78 14.7500 $1,867.20 0675 4430 07/30/47 07/01/84 9.0000 $2,831.89 0790 0 04/01/48 10/01/71 21.7500 $1,968.04 0914 7391 05/01/47 11/01/71 21.6667 $3,531.09 1477 791 02/10/45 05/01/70 23.1667 $2,400.72 1549 2510 02/22/44 10/01/73 19.7500 $3,217.35 1720 1321 08/17/47 11/01/85 7.6667 $1,217.31 1855 34918 03/17/47 09/01/90 2.8333 $116.47 C-42 Last Four Digits of Social Security Number Employee Number Date of Birth Date of Hire 6/30/93 Credited Service 6/30/93 Annual Accrued Benefit 2053 16067 05/16/36 10/01/89 3.7500 $228.33 9281 11013 10/16/45 09/01/81 11.8333 $2,557.80 9462 12037 04/27/45 07/01/89 4.0000 $550.13 9835 0 03/01/47 08/01/85 7.9167 $788.83 5002 12105 06/15/48 10/01/86 6.7500 $1,550.23 6258 35566 09/08/47 01/01/92 1.5000 $110.05 6827 16430 03/10/50 08/01/90 2.9167 $251.90 7051 11031 10/12/46 03/01/82 11.3333 $1,961.88 7691 12118 05/04/48 10/01/86 6.7500 $902.26 9988 12334 10/22/45 08/01/87 5.9167 $921.40 0295 7722 05/07/47 07/01/66 27.0000 $5,171.80 1092 16893 11/30/49 07/01/90 3.0000 $201.99 1333 8346 01/02/48 08/01/72 20.9167 $2,227.18 3802 2316 02/25/50 09/01/68 24.8333 $2,893.62 4132 0 03/01/47 03/01/85 8.3333 $794.36 9485 93 09/12/50 08/01/87 5.9167 $963.93 4093 34944 09/22/50 07/01/91 2.0000 $144.43 6472 3156 12/12/57 08/01/88 4.9167 $832.99 0065 9875 12/13/49 04/01/89 4.2500 $410.81 0160 9713 08/19/51 01/01/89 4.5000 $579.16 1657 16031 05/26/53 10/01/89 3.7500 $421.00 1928 19041 12/05/50 10/01/89 3.7500 $410.26 8745 34940 09/12/51 08/01/73 19.9167 $354.45 3988 15515 04/16/52 07/01/90 3.0000 $184.08 6116 34882 12/12/36 05/01/91 2.1667 $253.74 7996 4264 01/08/51 10/01/73 19.7500 $2,685.30 8327 33081 06/21/49 08/01/91 1.9167 $61.80 3017 12522 10/06/41 09/01/88 4.8333 $635.89 3163 11897 01/23/56 07/01/90 3.0000 $263.72 3549 11008 08/25/53 09/01/81 11.8333 $3,571.02 3956 15904 04/18/49 10/01/89 3.7500 $1,054.37 4590 9671 01/01/57 01/01/89 4.5000 $758.45 5338 35301 10/18/56 11/01/91 1.6667 $65.13 9279 34935 03/05/56 07/01/91 2.0000 $95.07 5222 2745 03/15/57 02/01/88 5.4167 $1,130.66 5295 3732 12/11/59 05/01/81 12.1667 $1,850.50 5481 34364 11/01/54 06/01/92 1.0833 $143.50 7775 89 04/04/53 09/01/74 18.8333 $5,703.13 8522 23 10/17/54 05/01/80 13.1667 $1,794.45 9784 4289 04/18/54 08/01/76 16.9167 $2,583.55 2249 17789 05/13/59 09/01/90 2.8333 $199.75 1256 2603 03/18/57 08/01/88 4.9167 $610.76 7646 5816 12/19/55 06/01/84 9.0833 $840.90 8169 7170 11/22/55 07/01/87 6.0000 $840.29 8493 656 08/16/57 04/01/82 11.2500 $1,342.45 8545 6187 01/20/69 12/01/90 2.5833 $104.95 0116 8545 11/11/55 03/01/73 20.3333 $2,875.51 4584 16504 03/19/58 06/01/91 2.0833 $224.84 6017 9247 12/19/34 01/01/87 6.5000 $582.08 6114 8913 05/27/55 08/01/87 5.9167 $818.82 6447 12533 09/12/57 09/01/88 4.8333 $805.38 8437 17933 11/13/58 04/01/92 1.2500 $28.72 6143 14777 02/03/64 05/01/89 4.1667 $489.81 7859 12022 12/18/57 07/01/84 9.0000 $1,487.53 3189 11160 12/23/60 04/01/86 7.2500 $1,267.66 8100 9290 05/24/60 02/01/89 4.4167 $469.55 8827 12005 06/21/58 09/01/81 11.8333 $2,584.34 2628 12376 03/16/43 12/01/87 5.5833 $800.91 4323 34376 03/14/61 08/01/86 6.9167 $239.25 5598 35602 11/06/65 04/01/92 1.2500 $87.73 0252 777 10/02/62 06/01/87 6.0833 $959.41 0973 35007 11/17/63 01/01/92 1.5000 $74.29 2767 16176 06/15/69 03/01/90 3.3333 $368.86 5794 35013 04/06/63 01/01/92 1.5000 $78.42 9847 12110 07/11/60 10/01/86 6.7500 $990.75 0197 12274 11/24/63 04/01/87 6.2500 $191.85 3594 5747 04/14/62 06/01/87 6.0833 $734.62 5894 9858 12/27/63 03/01/89 4.3333 $460.02 7231 2444 03/18/61 11/01/87 5.6667 $796.98 3099 9837 08/11/62 03/01/89 4.3333 $666.51 3184 11226 07/03/60 08/01/86 6.9167 $906.54 4574 16385 01/29/63 02/01/90 3.4167 $403.62 5927 14859 04/24/66 07/01/89 4.0000 $378.12 6426 16662 11/17/65 06/01/90 3.0833 $340.61 8199 16589 09/04/58 05/01/90 3.1667 $379.81 8286 11739 01/01/64 08/01/89 3.9167 $413.37 8513 1256 10/06/62 06/01/87 6.0833 $1,423.81 9571 11207 12/04/61 06/01/86 7.0833 $1,199.39 9666 11859 07/14/60 03/01/90 3.3333 $409.27 9875 12275 05/25/62 04/01/87 6.2500 $1,010.27

C-43 Last Four Digits of Social Security Number Employee Number Date of Birth Date of Hire 6/30/93 Credited Service 6/30/93 Annual Accrued Benefit 0627 8921 03/15/63 05/01/82 11.1667 $1,656.43 1544 14812 06/06/62 06/01/89 4.0833 $484.92 4982 11438 11/26/62 02/01/85 8.4167 $1,534.48 7867 2675 08/19/62 05/01/83 10.1667 $1,065.56 9663 34941 02/06/63 07/01/91 2.0000 $80.19 2500 34345 09/28/61 04/01/92 1.2500 $118.15 2646 35525 05/21/62 09/01/91 1.8333 $82.03 2841 16114 04/26/64 01/01/90 3.5000 $353.95 6088 11143 04/13/65 09/01/85 7.8333 $1,324.41 6719 16923 02/14/65 08/01/90 2.9167 $253.43 1173 5985 03/12/48 09/01/82 10.8333 $1,326.48 3030 11192 11/03/64 05/01/86 7.1667 $1,486.52 4207 9580 06/27/64 06/01/89 4.0833 $395.17 7159 2684 12/08/64 03/01/85 8.3333 $792.34 8419 14963 12/01/64 09/01/89 3.8333 $374.01 0059 8427 09/03/68 02/01/88 5.4167 $759.58 1269 12559 10/02/64 11/01/88 4.6667 $495.97 4593 0 12/01/63 05/01/91 2.1667 $198.76 6443 14931 06/03/65 08/01/89 3.9167 $468.66 9140 4593 04/17/67 09/01/87 5.8333 $654.95 6528 11065 05/26/27 09/01/81 11.8333 $3,293.48 3585 7425 05/24/67 08/01/86 6.9167 $683.06 4301 15786 11/17/66 08/01/89 3.9167 $306.74 8076 0 01/01/67 05/01/85 8.1667 $942.47 4086 35556 12/27/67 12/01/91 1.5833 $5.64 4706 10485 09/27/70 07/01/89 4.0000 $210.26 5213 16925 03/10/68 08/01/90 2.9167 $209.38 8069 35257 06/05/68 09/01/91 1.8333 $75.54 9323 16373 08/06/68 02/01/90 3.4167 $596.04 4593 35516 09/23/67 09/01/91 1.8333 $77.60 6999 9720 07/01/66 04/01/92 1.2500 $15.74 9453 34991 06/09/72 12/01/91 1.5833 $65.74 1976 0 07/01/29 09/01/48 44.8333 $8,907.91 2078 0 03/01/27 10/01/75 17.7500 $1,367.13 1834 16108 05/14/68 01/01/90 3.5000 $88.66 8043 16449 08/14/70 09/01/90 2.8333 $329.33 0032 11152 07/02/67 02/01/86 7.4167 $1,105.96 2371 16426 11/16/71 04/01/91 2.2500 $251.05 7596 839 09/05/28 01/01/88 5.5000 $438.85 9292 0 04/01/29 01/01/67 26.5000 $2,065.40 2610 3093 02/16/70 08/01/88 4.9167 $341.32 6452 16487 04/13/71 03/01/91 2.3333 $284.61 1089 0 08/01/30 02/01/60 33.4167 $5,154.22 2678 3375 11/19/31 05/01/67 26.1667 $3,126.76 3733 16957 01/11/71 08/01/90 2.9167 $100.94 5361 11800 03/26/70 09/01/89 3.8333 $474.28 8571 14994 02/02/70 09/01/89 3.8333 $535.07 6725 0 09/01/28 11/01/72 20.6667 $2,410.10 7193 7200 12/31/32 09/01/51 41.8333 $9,710.63 7446 5887 03/04/33 05/01/83 10.1667 $1,320.77 9757 8721 10/07/32 01/01/51 42.5000 $5,230.99 5469 0 04/01/32 09/01/79 13.8333 $1,172.31 5899 6332 02/10/36 10/01/85 7.7500 $1,096.08 5902 3987 02/01/33 10/01/88 4.7500 $465.30 6321 35234 12/17/33 09/01/91 1.8333 $36.02 6341 0 09/01/32 02/01/54 39.4167 $8,836.73 6835 0 07/01/31 09/01/53 39.8333 $5,555.57 6977 4099 10/18/37 10/01/88 4.7500 $461.06 7644 0 12/01/17 11/01/52 40.6667 $6,652.02 9178 10150 10/04/35 04/01/90 3.2500 $272.47 9282 0 12/01/27 01/01/53 40.5000 $5,364.08 9491 4807 07/26/35 08/01/61 31.9167 $4,843.26 9785 773 06/26/37 04/01/70 23.2500 $2,668.45 9795 7668 05/12/35 10/01/59 33.7500 $6,695.48 1363 7293 01/15/34 08/01/74 18.9167 $1,865.92 2795 11005 07/03/37 09/01/81 11.8333 $2,617.24 6248 34900 07/27/38 04/01/67 26.2500 $461.28 7241 34933 07/02/39 06/01/71 22.0833 $231.96 8521 2607 11/04/37 08/01/88 4.9167 $495.41 7468 0 03/01/66 06/01/90 3.0833 $64.49 5599 1016 07/13/38 06/01/88 5.0833 $583.43 7400 8296 04/01/28 09/01/85 7.8333 $809.73 1831 12966 08/26/71 08/01/90 2.9167 $265.25 0418 9078 08/12/62 12/01/88 4.5833 $319.05 2077 16295 01/17/58 09/01/90 2.8333 $229.45 9016 15917 02/09/62 10/01/89 3.7500 $422.23 0594 12067 02/12/40 08/01/86 6.9167 $1,015.25 2437 11582 09/17/42 06/01/89 4.0833 $573.97 2702 35607 12/17/41 05/01/92 1.1667 $24.30 4651 11367 07/28/43 07/01/87 6.0000 $966.16 C-44 Last Four Digits of Social Security Number Employee Number Date of Birth Date of Hire 6/30/93 Credited Service 6/30/93 Annual Accrued Benefit 6403 16638 12/25/68 06/01/90 3.0833 $463.79 7549 0 06/01/30 08/01/87 5.9167 $548.18 7707 389 02/23/33 01/01/80 13.5000 $1,478.02 0562 0 06/01/39 03/01/84 9.3333 $916.88 3130 12618 03/26/38 04/01/89 4.2500 $551.13 3941 11519 01/30/43 04/01/89 4.2500 $688.49 4419 12128 03/14/42 10/01/86 6.7500 $1,055.58 5100 12087 03/14/42 09/01/86 6.8333 $1,150.64 5581 11002 02/04/24 04/01/83 10.2500 $1,603.45 7942 6307 11/30/37 07/01/85 8.0000 $761.38 8902 7294 08/04/42 09/01/69 23.8333 $3,178.68 9062 0 01/01/27 09/01/82 10.8333 $1,032.52 6632 34949 03/22/47 07/01/91 2.0000 $92.04 9491 34966 04/07/48 09/01/91 1.8333 $36.42 1347 8604 09/26/48 07/01/87 6.0000 $757.71 5142 0 08/01/44 04/01/83 10.2500 $1,777.21 5599 35564 03/10/45 12/01/91 1.5833 $83.99 6551 12487 10/09/44 10/01/89 3.7500 $597.59 6568 12631 08/31/47 05/01/89 4.1667 $577.88 6870 12318 06/25/48 07/01/87 6.0000 $1,776.04 8772 11908 07/24/47 07/01/90 3.0000 $266.14 9426 11570 12/05/47 06/01/89 4.0833 $771.60 7550 33118 03/31/48 01/01/92 1.5000 $64.97 8357 1783 08/23/47 02/01/87 6.4167 $851.78 8539 7450 11/24/48 11/01/67 25.6667 $4,638.70 9033 5896 02/11/47 07/01/74 19.0000 $2,190.54 9083 3006 11/29/44 06/01/89 4.0833 $939.20 9412 4248 09/28/48 06/01/73 20.0833 $5,150.58 9749 8559 02/11/43 04/01/72 21.2500 $3,020.87 2025 14977 03/22/49 09/01/89 3.8333 $342.88 0910 17932 04/14/48 04/01/92 1.2500 $66.20 2552 2567 07/02/48 08/01/88 4.9167 $463.08 2769 7879 09/17/42 12/01/71 21.5833 $2,869.12 3531 7434 04/02/51 12/01/86 6.5833 $871.25 3712 1470 01/18/54 07/01/72 21.0000 $2,998.09 4255 2871 09/25/50 11/01/72 20.6667 $5,340.47 4753 0 09/01/35 05/01/76 17.1667 $1,296.49 5560 5364 03/09/58 10/01/78 14.7500 $1,680.48 6547 861 04/28/52 08/01/71 21.9167 $2,880.07 6894 33105 01/10/51 11/01/91 1.6667 $31.00 6937 0 07/01/53 07/01/78 15.0000 $2,930.21 8057 11937 05/06/50 09/01/90 2.8333 $272.04 8306 12503 05/12/52 10/01/89 3.7500 $209.64 8344 12508 01/03/51 08/01/88 4.9167 $571.44 8557 0 09/01/50 08/01/85 7.9167 $1,534.58 8773 11590 09/22/53 06/01/89 4.0833 $618.28 9429 16500 11/26/50 06/01/91 2.0833 $348.14 9725 35528 02/22/51 10/01/91 1.7500 $74.83 9770 12227 06/11/49 02/01/87 6.4167 $834.69 0473 8924 02/07/57 11/01/77 15.6667 $1,941.34 0562 8226 02/22/52 10/01/72 20.7500 $2,318.00 1012 4735 03/16/52 06/01/70 23.0833 $4,105.73 1485 7888 08/21/49 09/01/78 14.8333 $1,474.06 1865 2476 12/09/54 04/01/84 9.2500 $916.44 2099 925 01/31/53 06/01/88 5.0833 $601.93 2432 8735 06/14/55 06/01/73 20.0833 $3,579.85 4127 3814 08/14/52 08/01/81 11.9167 $1,366.86 4293 7880 07/22/54 07/01/73 20.0000 $3,379.29 4294 7461 07/22/54 06/01/72 21.0833 $3,726.29 4771 4834 07/06/54 05/01/79 14.1667 $1,981.67 4986 3220 11/30/52 08/01/88 4.9167 $370.43 8568 17921 07/12/54 01/01/92 1.5000 $93.77 8942 14898 06/26/54 08/01/89 3.9167 $282.34 9397 16264 08/08/53 08/01/90 2.9167 $119.13 1075 7276 02/16/56 06/01/86 7.0833 $1,867.06 2120 33163 10/05/57 06/01/92 1.0833 $54.23 1232 3262 07/07/53 08/01/88 4.9167 $865.15 7280 33106 06/06/67 11/01/91 1.6667 $59.46 0535 14183 09/12/44 05/01/89 4.1667 $473.75 7269 11811 11/16/50 10/01/89 3.7500 $440.80 5663 34948 01/17/51 07/01/91 2.0000 $148.28 0432 19756 08/13/42 08/01/91 1.9167 $336.00 3048 19741 09/09/52 07/01/91 2.0000 $85.09 6735 11173 03/10/50 05/01/86 7.1667 $997.48 3687 10898 07/13/52 03/01/89 4.3333 $3,295.06 2698 5718 04/10/65 06/01/87 6.0833 $695.97 5812 12213 02/28/66 02/01/87 6.4167 $966.73 5953 12802 06/03/63 08/01/89 3.9167 $329.25 3022 19715 07/27/68 04/01/91 2.2500 $258.68 3948 34351 10/02/38 04/01/92 1.2500 $265.00

C-45 Last Four Digits of Social Security Number Employee Number Date of Birth Date of Hire 6/30/93 Credited Service 6/30/93 Annual Accrued Benefit 7775 34344 03/13/42 04/01/92 1.2500 $195.70 5989 11121 01/11/45 02/01/85 8.4167 $1,415.13 9038 34986 06/02/48 12/01/91 1.5833 $60.70 9569 4939 04/04/59 11/01/88 4.6667 $1,099.12 7946 14808 09/29/47 06/01/89 4.0833 $638.59 2905 35002 05/04/57 01/01/92 1.5000 $71.49 4022 11925 06/12/59 08/01/90 2.9167 $178.88 6435 13148 12/09/58 04/01/84 9.2500 $4,323.44 4087 20935 05/19/61 08/01/90 2.9167 $189.70 2073 0 02/01/37 07/01/74 19.0000 $5,586.78 1668 12417 05/20/44 03/01/88 5.3333 $1,673.95 1171 34903 01/04/56 06/01/91 2.0833 $382.77 3992 16933 03/11/50 08/01/90 2.9167 $234.49 8061 27340 05/01/60 12/01/91 1.5833 $68.86 5372 34977 07/28/66 11/01/91 1.6667 $59.01 3587 14348 10/17/61 07/01/89 4.0000 $80.29 6715 8466 01/01/31 10/01/69 23.7500 $2,994.06 1252 12850 01/29/34 08/01/89 3.9167 $434.59 2070 20817 12/21/36 02/01/90 3.4167 $626.80 2805 738 10/27/36 05/01/88 5.1667 $439.60 2364 35039 08/19/70 06/01/92 1.0833 $6.46 2759 35023 03/08/39 06/01/92 1.0833 $65.32 7791 12610 12/15/40 03/01/89 4.3333 $576.46 0801 21128 05/07/47 06/01/91 2.0833 $244.06 5207 19765 02/02/54 10/01/91 1.7500 $75.18 3444 30895 10/15/56 09/01/91 1.8333 $59.72 5964 23601 12/26/57 01/01/92 1.5000 $63.86 7999 18766 09/26/56 01/01/87 6.5000 $568.70 9096 23497 03/02/55 05/01/91 2.1667 $180.69 9945 18925 06/13/64 04/01/90 3.2500 $196.69 3305 18802 07/28/57 06/01/88 5.0833 $544.37 6960 18735 08/28/60 08/01/88 4.9167 $623.90 2609 11133 06/23/61 07/01/85 8.0000 $1,411.35 6016 18765 08/10/66 12/01/86 6.5833 $584.62 0930 23544 10/10/71 07/01/91 2.0000 $46.69 3494 18955 07/27/57 06/01/90 3.0833 $244.19 8480 23655 11/23/65 05/01/92 1.1667 $47.32 2861 18980 09/08/69 08/01/90 2.9167 $194.25 5429 30862 07/04/63 06/01/92 1.0833 $51.30 1933 18840 04/17/68 08/01/89 3.9167 $412.14 7908 23514 09/10/68 06/01/91 2.0833 $169.18 9035 23612 10/14/70 01/01/92 1.5000 $52.48 9442 23631 01/03/70 03/01/92 1.3333 $50.25 0377 18778 10/28/34 02/01/88 5.4167 $348.57 7070 30791 12/23/37 05/01/91 2.1667 $132.21 5467 18825 02/10/36 12/01/84 8.5833 $772.73 8629 23605 05/22/38 01/01/92 1.5000 $49.14 6248 18792 05/01/47 03/01/88 5.3333 $610.28 2870 23614 09/06/49 02/01/92 1.4167 $65.69 4335 18777 08/14/48 06/01/89 4.0833 $246.26 5637 0 12/01/47 03/01/87 6.3333 $508.83 7558 18939 10/13/45 05/01/90 3.1667 $193.16 9586 23648 07/07/50 05/01/92 1.1667 $4.00 9937 18811 12/09/56 12/01/84 8.5833 $889.76 0062 18835 12/15/53 05/01/86 7.1667 $743.35 1191 18869 12/09/52 03/01/92 1.3333 $53.49 2201 23554 04/14/56 08/01/91 1.9167 $66.25 8477 18858 11/10/53 07/01/87 6.0000 $436.27 8997 18748 12/20/54 12/01/84 8.5833 $1,528.54 8822 23537 07/06/57 07/01/91 2.0000 $63.01 9363 18787 07/05/57 04/01/86 7.2500 $729.79 0668 18747 02/15/63 02/01/87 6.4167 $599.69 1026 18829 04/17/67 04/01/89 4.2500 $354.31 2388 23517 02/22/63 06/01/91 2.0833 $150.39 0363 18865 06/22/57 12/01/84 8.5833 $943.71 3279 31060 01/21/60 04/01/92 1.2500 $47.78 3543 23598 02/13/65 10/01/91 1.7500 $49.60 9844 18890 04/24/60 01/01/90 3.5000 $318.74 5378 23588 08/05/61 09/01/91 1.8333 $63.92 4237 3743 01/14/67 09/01/91 1.8333 $56.15 4820 23629 06/18/63 03/01/92 1.3333 $44.39 3085 18739 09/21/63 07/01/86 7.0000 $1,182.85 6900 18900 08/04/64 02/01/90 3.4167 $381.82 3122 23659 10/05/66 05/01/92 1.1667 $46.60 5667 23633 07/26/34 03/01/92 1.3333 $47.21 7382 23678 10/29/69 06/01/92 1.0833 $46.99 0629 23643 09/01/70 04/01/92 1.2500 $81.97 3448 23481 08/08/38 02/01/91 2.4167 $246.95 8876 23483 07/11/44 02/01/91 2.4167 $175.24 3725 23625 10/01/46 03/01/92 1.3333 $119.98 C-46 Last Four Digits of Social Security Number Employee Number Date of Birth Date of Hire 6/30/93 Credited Service 6/30/93 Annual Accrued Benefit 2406 0 12/01/30 12/01/84 8.5833 $699.97 9786 30972 07/25/45 06/01/92 1.0833 $49.48 9788 18789 09/07/49 09/01/87 5.8333 $431.26 9913 23536 11/23/45 07/01/91 2.0000 $35.89 5336 18733 02/19/45 06/01/88 5.0833 $688.60 3262 18751 01/01/38 12/01/84 8.5833 $931.27 2577 23539 09/28/52 07/01/91 2.0000 $43.77 7428 18790 06/26/58 06/01/89 4.0833 $297.80 7483 18883 04/22/56 12/01/89 3.5833 $350.76 0935 23591 01/19/61 10/01/91 1.7500 $72.11 3290 23583 10/27/63 09/01/91 1.8333 $59.96 4103 18894 04/19/59 02/01/90 3.4167 $278.43 0468 23636 09/24/63 03/01/92 1.3333 $62.28 2915 18859 10/08/60 08/01/89 3.9167 $160.03 5179 16492 04/19/68 05/01/91 2.1667 $186.43 0701 15243 10/16/65 04/01/90 3.2500 $838.68 7173 11561 11/25/64 06/01/89 4.0833 $639.73 1809 23603 12/30/65 01/01/92 1.5000 $57.68 5126 4641 08/04/33 11/01/87 5.6667 $1,615.16 6559 23530 11/11/70 07/01/91 2.0000 $9.51 4436 30984 01/16/43 11/01/91 1.6667 $57.81 0442 0 02/01/41 09/01/86 6.8333 $660.60 2804 18867 08/11/44 05/01/88 5.1667 $440.30 5454 18762 01/01/53 12/01/84 8.5833 $876.48 5566 18860 10/08/49 10/01/88 4.7500 $483.92 6324 23560 04/16/49 08/01/91 1.9167 $55.76 7213 18937 10/31/43 05/01/90 3.1667 $241.16 2499 18916 12/04/57 04/01/90 3.2500 $323.75 8131 30744 05/28/57 01/01/91 2.5000 $179.17 9507 23581 05/08/68 09/01/91 1.8333 $16.87 9617 23512 09/08/67 06/01/91 2.0833 $171.94 4729 18898 08/29/61 02/01/90 3.4167 $172.03 6205 18979 06/28/59 08/01/90 2.9167 $174.75 8090 18775 01/26/60 04/01/86 7.2500 $603.12 2439 18843 07/20/60 06/01/86 7.0833 $777.75 4700 18878 02/08/60 12/01/84 8.5833 $2,864.68 7255 15829 01/07/57 09/01/89 3.8333 $342.80 7483 23675 09/30/71 06/01/92 1.0833 $18.23 1965 18888 02/25/62 01/01/90 3.5000 $307.15 5207 23639 12/11/70 04/01/92 1.2500 $43.11 8937 23622 04/27/72 02/01/92 1.4167 $45.76 4935 18771 12/02/60 05/01/86 7.1667 $785.16 1339 18977 02/23/63 08/01/90 2.9167 $165.46 8539 18841 12/13/66 05/01/89 4.1667 $492.30 9175 18728 06/18/67 09/01/89 3.8333 $342.62 0244 23632 07/03/42 03/01/92 1.3333 $50.61 2116 23602 11/22/44 01/01/92 1.5000 $69.06 0097 28386 04/20/45 09/01/91 1.8333 $93.65 1780 18741 01/20/52 12/01/84 8.5833 $1,138.80 0200 35856 04/16/51 10/01/89 3.7500 $764.29 5860 23628 07/12/50 03/01/92 1.3333 $57.66 6380 23618 08/03/50 02/01/92 1.4167 $54.31 6574 18744 03/03/51 09/01/89 3.8333 $350.08 7183 18876 03/19/50 10/01/89 3.7500 $312.69 1049 18817 09/17/55 08/01/89 3.9167 $215.38 6737 35307 02/12/54 11/01/91 1.6667 $134.40 3460 18923 10/02/56 04/01/90 3.2500 $223.10 5338 16235 02/03/57 07/01/90 3.0000 $772.30 0700 18887 09/12/63 01/01/90 3.5000 $227.88 3074 18971 10/01/62 08/01/90 2.9167 $169.23 9752 34310 01/24/59 08/01/91 1.9167 $235.00 9628 18806 09/10/67 05/01/89 4.1667 $332.06 1742 23503 10/19/62 05/01/91 2.1667 $205.89 3790 23599 02/17/59 10/01/91 1.7500 $67.12 4810 18799 11/10/62 10/01/88 4.7500 $362.48 4386 18967 08/21/62 07/01/90 3.0000 $166.41 0215 18966 01/15/66 07/01/90 3.0000 $143.95 9540 18854 12/19/61 12/01/84 8.5833 $544.35 1956 23518 10/10/63 06/01/91 2.0833 $262.33 2800 18773 06/30/63 06/01/89 4.0833 $395.15 1582 23590 01/20/71 09/01/91 1.8333 $77.98 2337 18767 05/12/67 07/01/88 5.0000 $368.98 0461 36375 11/23/36 10/01/91 1.7500 $48.38 5132 30885 06/13/39 09/01/91 1.8333 $26.84 2088 18846 01/07/43 06/01/87 6.0833 $461.21 3551 34301 12/20/46 05/01/91 2.1667 $2,267.20 2031 23658 05/24/47 05/01/92 1.1667 $74.29 2068 23549 01/24/51 08/01/91 1.9167 $44.01 4190 19317 01/19/52 03/01/90 3.3333 $326.25 0034 18742 03/14/55 03/01/87 6.3333 $1,726.73

C-47 Last Four Digits of Social Security Number Employee Number Date of Birth Date of Hire 6/30/93 Credited Service 6/30/93 Annual Accrued Benefit 5334 18779 02/01/60 12/01/86 6.5833 $718.45 1115 23657 03/08/63 05/01/92 1.1667 $50.58 9352 23660 09/10/72 05/01/92 1.1667 $71.83 0607 28425 02/16/61 11/01/91 1.6667 $55.03 3573 7805 09/10/62 11/01/90 2.6667 $231.34 5550 18753 01/01/63 12/01/84 8.5833 $1,315.09 0259 18821 03/10/72 06/01/88 5.0833 $55.41 1646 18983 05/25/66 09/01/90 2.8333 $200.51 6398 18978 07/10/67 08/01/90 2.9167 $164.87 5051 23611 05/03/72 01/01/92 1.5000 $44.53 2805 23593 06/26/72 10/01/91 1.7500 $60.38 9561 9231 11/12/36 10/01/72 20.7500 $4,357.77 1524 23630 08/07/36 03/01/92 1.3333 $49.68 1755 23621 02/04/35 02/01/92 1.4167 $48.45 9806 18820 06/16/47 12/01/84 8.5833 $1,031.25 8011 18958 03/17/49 07/01/90 3.0000 $169.44 8719 18889 11/11/42 01/01/90 3.5000 $292.99 2764 23607 06/19/54 01/01/92 1.5000 $58.21 2833 18922 11/12/53 04/01/90 3.2500 $253.49 3131 23677 09/28/51 06/01/92 1.0833 $47.14 3265 18866 01/08/51 12/01/84 8.5833 $808.92 3436 18763 05/28/53 11/01/86 6.6667 $698.77 3593 23541 01/09/59 07/01/91 2.0000 $55.87 3646 23484 12/05/55 03/01/91 2.3333 $180.20 8553 10881 01/05/53 02/01/89 4.4167 $1,400.65 4936 23504 06/11/55 05/01/91 2.1667 $156.34 1626 18862 08/29/65 02/01/89 4.4167 $460.24 4962 23556 09/29/71 08/01/91 1.9167 $88.75 4155 18826 08/17/56 01/01/91 2.5000 $76.91 2778 18785 02/11/69 08/01/89 3.9167 $239.40 4590 18919 02/14/61 04/01/90 3.2500 $470.42 5117 18904 09/04/70 11/01/91 1.6667 $1.04 7780 23487 07/07/64 05/01/91 2.1667 $155.04 2012 23538 08/29/64 07/01/91 2.0000 $63.11 1326 28459 06/26/61 01/01/92 1.5000 $80.81 5642 23489 12/16/63 05/01/91 2.1667 $177.12 4807 18745 03/31/62 12/01/84 8.5833 $1,267.63 4501 18794 09/30/60 04/01/89 4.2500 $310.25 8191 18827 01/11/64 02/01/88 5.4167 $724.55 8326 23597 01/10/61 10/01/91 1.7500 $58.90 7763 18780 04/08/67 05/01/85 8.1667 $1,122.96 5139 18812 08/21/64 08/01/89 3.9167 $332.72 4258 31094 05/25/36 05/01/92 1.1667 $46.51 4985 18901 08/21/71 02/01/90 3.4167 $189.52 7755 12136 04/11/41 11/01/86 6.6667 $1,020.37 2939 31113 12/17/42 00/01/00 93.5000 $8.69 0252 18752 03/09/40 04/01/89 4.2500 $533.48 2464 18935 06/21/43 05/01/90 3.1667 $262.72 4079 20853 12/08/46 04/01/90 3.2500 $397.08 4818 31129 01/06/44 06/01/92 1.0833 $38.39 5901 18758 10/04/50 04/01/88 5.2500 $627.37 4747 23640 06/02/54 04/01/92 1.2500 $75.00 5099 23559 02/05/58 08/01/91 1.9167 $69.45 6052 18848 09/28/57 10/01/86 6.7500 $617.01 6122 18772 12/24/56 08/01/89 3.9167 $221.54 6887 23488 05/04/61 05/01/91 2.1667 $195.47 9642 18754 03/12/49 08/01/89 3.9167 $163.02 4363 18793 02/01/65 12/01/84 8.5833 $998.31 0222 18822 06/20/60 08/01/85 7.9167 $723.38 6422 23566 09/12/59 08/01/91 1.9167 $78.42 8278 18804 04/23/62 05/01/89 4.1667 $352.66 3783 18839 06/03/63 12/01/84 8.5833 $669.08 3569 23604 03/06/67 01/01/92 1.5000 $53.83 5148 23679 06/23/32 06/01/92 1.0833 $42.91 4982 18851 09/10/70 07/01/88 5.0000 $396.91 9305 23669 12/30/70 05/01/92 1.1667 $54.10 7151 18782 12/24/31 04/01/86 7.2500 $558.02 2291 23623 11/15/67 02/01/92 1.4167 $81.78 2347 28431 12/11/39 11/01/91 1.6667 $54.41 8240 23609 03/30/37 01/01/92 1.5000 $48.37 0907 18731 04/30/42 12/01/84 8.5833 $1,321.22 1502 23507 12/29/44 06/01/91 2.0833 $159.85 8555 18914 10/22/43 04/01/90 3.2500 $270.57 8956 23479 08/16/43 12/01/90 2.5833 $424.18 5611 13122 07/07/46 02/01/80 13.4167 $4,337.48 7318 18989 08/04/47 09/01/90 2.8333 $201.47 1734 2142 07/01/47 06/01/89 4.0833 $265.44 9288 30697 04/05/50 11/01/90 2.6667 $209.19 7377 23584 11/12/70 09/01/91 1.8333 $70.20 8564 18896 06/22/70 02/01/90 3.4167 $197.29 C-48 Last Four Digits of Social Security Number Employee Number Date of Birth Date of Hire 6/30/93 Credited Service 6/30/93 Annual Accrued Benefit 9253 18982 10/27/68 06/01/91 2.0833 $275.67 9766 18911 06/29/71 07/01/91 2.0000 $27.44 9727 23552 09/09/56 08/01/91 1.9167 $8.66 2059 0 08/01/63 07/01/86 7.0000 $524.86 3722 18823 08/21/64 05/01/89 4.1667 $115.94 4402 23505 04/29/59 05/01/91 2.1667 $184.93 7286 18864 02/12/64 09/01/89 3.8333 $171.65 7876 0 08/01/60 12/01/84 8.5833 $954.73 8013 18892 05/17/66 01/01/90 3.5000 $288.60 0338 23542 07/03/66 07/01/91 2.0000 $11.50 5158 18880 01/12/61 12/01/84 8.5833 $2,151.13 8137 20971 03/15/59 09/01/90 2.8333 $261.41 8946 30737 08/17/61 01/01/91 2.5000 $213.74 2177 23666 08/17/62 05/01/92 1.1667 $70.25 1733 30686 12/21/59 10/01/90 2.7500 $163.05 8042 18856 02/15/61 12/01/86 6.5833 $587.96 1735 0 09/01/25 12/01/84 8.5833 $454.73 8765 12337 12/07/50 09/01/87 5.8333 $1,102.45 1864 23600 01/31/62 11/01/91 1.6667 $51.91 5305 23668 04/13/64 05/01/92 1.1667 $61.31 9322 18885 09/19/69 01/01/90 3.5000 $254.98 2909 18886 09/11/68 01/01/90 3.5000 $120.33 0252 18808 10/31/35 01/01/88 5.5000 $680.65 8676 23490 07/26/40 05/01/91 2.1667 $167.20 3103 18816 05/18/53 11/01/88 4.6667 $463.53 6063 23610 08/08/72 01/01/92 1.5000 $1.32 1274 23606 03/23/41 01/01/92 1.5000 $59.85 1197 23613 09/13/43 01/01/92 1.5000 $21.46 7393 18838 08/17/43 09/01/86 6.8333 $669.72 8152 18755 03/26/51 12/01/84 8.5833 $857.89 9422 18895 05/24/47 02/01/90 3.4167 $310.02 2535 8026 08/15/52 09/01/81 11.8333 $3,628.30 9045 30910 12/03/53 09/01/91 1.8333 $51.89 0040 478 10/11/56 05/01/88 5.1667 $870.43 3570 31072 05/09/55 04/01/92 1.2500 $55.93 4286 30728 11/17/55 01/01/91 2.5000 $195.13 6449 20947 10/26/56 08/01/90 2.9167 $199.39 6817 18870 06/09/56 06/01/89 4.0833 $429.21 0787 30959 08/07/58 11/01/91 1.6667 $5.50 5029 30916 07/17/58 09/01/91 1.8333 $58.59 8852 30709 12/22/34 11/01/90 2.6667 $259.13 4946 6933 01/20/65 05/01/89 4.1667 $573.71 7505 23608 04/26/60 01/01/92 1.5000 $65.72 0703 14462 09/10/61 10/01/89 3.7500 $328.18 7914 30780 01/23/42 04/01/91 2.2500 $195.99 3569 18824 04/30/42 08/01/88 4.9167 $463.01 1828 30982 11/05/50 11/01/91 1.6667 $8.22 3701 20981 07/18/50 10/01/90 2.7500 $153.02 8906 23540 03/13/51 07/01/91 2.0000 $61.29 5314 11866 12/21/56 04/01/90 3.2500 $1,481.22 9680 30741 11/10/29 01/01/91 2.5000 $106.32 2338 20950 02/24/68 08/01/90 2.9167 $208.27 5790 12053 08/01/59 07/01/86 7.0000 $1,068.81 1482 31019 05/06/62 01/01/92 1.5000 $58.98 0992 20870 10/07/57 07/01/90 3.0000 $166.07 5424 20833 03/17/39 03/01/90 3.3333 $356.51 9005 30721 07/30/42 12/01/90 2.5833 $164.81 1966 20866 04/20/42 04/01/90 3.2500 $383.48 9405 20940 06/10/62 08/01/90 2.9167 $275.70 0382 31093 11/16/45 05/01/92 1.1667 $3.19 6898 15223 01/23/50 01/01/90 3.5000 $1,711.15 2776 31137 11/16/65 06/01/92 1.0833 $40.77 5741 30689 07/18/52 10/01/90 2.7500 $202.68 1024 34962 11/23/53 08/01/91 1.9167 $113.61 7595 12872 07/16/56 09/01/89 3.8333 $226.19 8807 20864 04/15/58 04/01/90 3.2500 $300.27 9166 20895 02/03/52 05/01/90 3.1667 $283.51 7940 11280 07/08/56 02/01/87 6.4167 $1,189.79 0491 30937 12/10/58 10/01/91 1.7500 $36.16 5818 20946 02/16/35 08/01/90 2.9167 $167.99 1969 18750 07/20/56 07/01/89 4.0000 $247.23 8999 18832 03/17/61 07/01/88 5.0000 $293.93 8578 18879 10/25/33 12/01/84 8.5833 $2,153.50 7162 18736 11/01/39 01/01/88 5.5000 $559.62 9185 23647 05/14/66 05/01/92 1.1667 $62.63 3940 30995 01/01/62 12/01/91 1.5833 $46.21 3780 33178 07/08/41 06/01/92 1.0833 $11.68 3454 23550 06/20/40 08/01/91 1.9167 $39.00 3134 20938 09/02/44 08/01/90 2.9167 $229.68 3500 30851 04/06/46 07/01/91 2.0000 $16.59

C-49 Last Four Digits of Social Security Number Employee Number Date of Birth Date of Hire 6/30/93 Credited Service 6/30/93 Annual Accrued Benefit 8204 20916 07/08/61 06/01/91 2.0833 $256.70 8042 20932 11/20/44 08/01/90 2.9167 $233.65 0626 31065 09/12/64 04/01/92 1.2500 $47.16 1313 8501 04/03/50 03/01/90 3.3333 $325.66 2751 31061 06/06/65 04/01/92 1.2500 $67.11 8956 30760 06/19/52 02/01/91 2.4167 $227.84 9852 31058 01/01/56 04/01/92 1.2500 $20.92 3666 30751 11/04/59 02/01/91 2.4167 $173.14 8173 30683 10/26/31 10/01/90 2.7500 $186.00 5802 34974 11/24/60 11/01/91 1.6667 $71.43 9366 20964 09/26/35 09/01/90 2.8333 $195.49 6845 18800 07/13/47 02/01/89 4.4167 $482.91 5977 31091 12/28/64 05/01/92 1.1667 $30.79 3280 27329 10/23/64 12/01/91 1.5833 $40.65 6120 30890 08/24/67 09/01/91 1.8333 $34.27 0638 30876 01/26/54 09/01/91 1.8333 $44.50 2784 28540 05/09/62 05/01/92 1.1667 $14.87 9726 31105 07/04/65 05/01/92 1.1667 $6.05 7180 1780 04/16/41 03/01/66 27.3333 $4,196.17 6499 35258 12/21/62 10/01/91 1.7500 $64.21 7128 23579 08/02/46 09/01/91 1.8333 $71.67 8230 20822 05/27/52 03/01/90 3.3333 $363.92 5760 20952 06/04/51 08/01/90 2.9167 $152.03 5051 20855 01/06/53 04/01/90 3.2500 $320.26 5072 31031 04/11/53 03/01/92 1.3333 $36.54 5868 30764 10/08/53 02/01/91 2.4167 $193.13 7890 30909 08/25/55 09/01/91 1.8333 $46.86 6303 11607 06/27/54 06/01/89 4.0833 $542.32 3559 35534 11/21/55 10/01/91 1.7500 $68.59 3939 14133 02/18/57 04/01/89 4.2500 $874.10 1022 1711 12/31/59 06/01/88 5.0833 $863.09 2424 34955 07/03/41 08/01/91 1.9167 $77.54 4727 31050 07/28/42 03/01/92 1.3333 $41.27 6878 20986 05/10/43 10/01/90 2.7500 $154.04 0224 30931 12/16/41 10/01/91 1.7500 $42.97 0206 20914 09/09/62 04/01/91 2.2500 $204.55 6930 30871 02/14/67 08/01/91 1.9167 $7.97 9565 5767 08/19/43 08/01/84 8.9167 $1,296.04 8567 5202 08/27/47 09/01/90 2.8333 $223.51 9071 20948 03/06/46 08/01/90 2.9167 $197.73 9477 20939 12/10/47 08/01/90 2.9167 $159.45 7807 31066 09/04/71 04/01/92 1.2500 $68.91 7090 31084 09/01/65 04/01/92 1.2500 $39.18 7286 0 10/01/52 01/01/85 8.5000 $2,313.62 3195 30796 04/28/54 05/01/91 2.1667 $164.52 1056 30745 02/04/55 01/01/91 2.5000 $174.31 0723 30803 05/19/53 05/01/91 2.1667 $182.51 5716 30831 07/12/58 06/01/91 2.0833 $137.62 8480 18877 01/11/60 11/01/89 3.6667 $387.11 3727 4687 06/07/59 11/01/88 4.6667 $1,375.98 4373 20941 12/04/60 08/01/90 2.9167 $234.58 5569 31048 03/29/68 03/01/92 1.3333 $29.79 7440 1221 07/11/61 06/01/87 6.0833 $574.11 9518 23567 11/10/57 08/01/91 1.9167 $27.93 1706 20839 12/29/40 04/01/90 3.2500 $424.41 9905 31007 02/25/67 12/01/91 1.5833 $53.77 1353 20924 07/28/42 01/01/91 2.5000 $223.52 7691 30808 05/14/41 05/01/91 2.1667 $276.97 0512 30838 12/02/68 07/01/91 2.0000 $35.70 6201 30795 12/06/63 05/01/91 2.1667 $166.69 4750 18842 07/20/45 10/01/85 7.7500 $927.03 0296 4571 04/06/64 07/01/90 3.0000 $212.11 0312 28395 03/27/65 10/01/91 1.7500 $46.31 4158 30914 07/01/69 09/01/91 1.8333 $53.84 9955 28362 09/24/48 08/01/91 1.9167 $29.20 8282 20966 01/29/49 09/01/90 2.8333 $173.48 0981 4812 04/11/50 05/01/80 13.1667 $2,587.85 4305 20828 05/26/46 03/01/90 3.3333 $430.78 2767 20827 05/28/51 03/01/90 3.3333 $329.39 9085 35510 10/08/50 09/01/91 1.8333 $104.68 7694 24756 03/20/56 07/01/91 2.0000 $58.29 7407 13166 01/17/50 09/01/74 18.8333 $27,280.31 8165 2855 03/07/62 01/01/86 7.5000 $662.14 9229 28525 10/20/60 05/01/92 1.1667 $59.10 2192 11194 03/14/33 05/01/86 7.1667 $1,140.19 8227 0 08/01/36 05/01/75 18.1667 $5,091.58 7660 34894 08/16/38 06/01/91 2.0833 $520.08 1589 13156 04/23/43 07/01/74 19.0000 $35,526.45 7820 35358 07/03/57 06/01/92 1.0833 $59.77 3235 7954 03/18/40 02/01/75 18.4167 $4,331.39 C-50 Last Four Digits of Social Security Number Employee Number Date of Birth Date of Hire 6/30/93 Credited Service 6/30/93 Annual Accrued Benefit 2253 13070 10/13/43 09/01/77 15.8333 $7,852.49 0931 21104 08/07/39 04/01/91 2.2500 $441.79 4054 781 02/18/58 05/01/88 5.1667 $1,252.03 2659 31009 09/26/35 01/01/92 1.5000 $54.07 9553 28535 07/31/46 05/01/92 1.1667 $115.34 6511 6977 11/17/47 07/01/89 4.0000 $292.34 9029 24858 10/31/66 03/01/92 1.3333 $9.88 2980 23586 02/02/52 09/01/91 1.8333 $67.12 1028 30770 06/27/53 03/01/91 2.3333 $203.20 3256 3857 06/24/61 10/01/88 4.7500 $824.39 0959 11136 01/31/62 08/01/85 7.9167 $2,147.20 4069 7403 08/24/55 04/01/90 3.2500 $375.00 5495 4603 05/06/37 11/01/88 4.6667 $529.74 3959 11929 05/26/50 08/01/90 2.9167 $275.62 2426 8097 10/23/38 02/01/87 6.4167 $749.80 2590 23572 08/28/65 09/01/91 1.8333 $50.22 8252 30882 11/18/67 09/01/91 1.8333 $93.99 8336 30715 11/18/69 11/01/90 2.6667 $22.50 9150 0 12/01/48 11/01/80 12.6667 $2,692.16 8399 18940 07/30/39 05/01/90 3.1667 $228.36 4741 0 02/01/50 03/01/84 9.3333 $11,673.07 0217 28330 06/06/69 03/01/91 2.3333 $32.90 2092 291 11/01/60 05/01/88 5.1667 $1,292.05 2235 5209 02/09/67 09/01/90 2.8333 $70.69 4814 14428 08/12/50 09/01/89 3.8333 $358.48 5739 34306 07/29/65 06/01/91 2.0833 $836.45 3040 15094 01/18/62 09/01/89 3.8333 $1,487.24 9337 14245 10/27/43 05/01/89 4.1667 $450.51 8211 6996 08/05/38 07/01/89 4.0000 $334.12 5046 35246 10/06/62 09/01/91 1.8333 $29.37 5765 13188 04/17/59 07/01/84 9.0000 $2,884.55 8608 9970 11/14/43 01/01/89 4.5000 $407.51 3504 4377 05/13/58 10/01/88 4.7500 $521.60 6679 12705 01/28/64 06/01/89 4.0833 $514.80 5917 28382 02/21/52 09/01/91 1.8333 $68.08 8650 14384 09/19/40 08/01/89 3.9167 $491.38 7506 11075 09/30/62 06/01/82 11.0833 $2,671.25 3240 28531 01/16/50 05/01/92 1.1667 $58.61 5115 9292 04/02/52 05/01/86 7.1667 $1,623.43 2051 12469 03/06/51 06/01/88 5.0833 $731.28 8003 2693 07/03/36 11/01/75 17.6667 $6,633.27 1560 5161 09/04/65 08/01/90 2.9167 $276.47 6971 18740 04/15/38 09/01/88 4.8333 $1,059.49 2815 14503 12/10/53 11/01/89 3.6667 $281.33 9363 6574 04/01/39 01/01/89 4.5000 $1,381.12 2599 28520 05/19/51 05/01/92 1.1667 $61.90 1918 28496 11/23/60 04/01/92 1.2500 $86.75 8409 787 08/26/56 05/01/88 5.1667 $1,687.52 3678 13066 11/15/52 07/01/81 12.0000 $9,987.60 6033 6868 08/30/52 07/01/87 6.0000 $599.26 8676 12833 01/21/50 08/01/89 3.9167 $182.76 7902 28505 01/28/60 04/01/92 1.2500 $62.17 8468 12958 07/09/70 10/01/89 3.7500 $337.22 7668 12161 07/22/61 12/01/86 6.5833 $1,307.40 0563 13102 04/02/43 07/01/82 11.0000 $10,986.46 5785 5922 04/20/25 08/01/87 5.9167 $426.25 0878 13181 01/10/35 11/01/72 20.6667 $13,687.12 3695 34322 06/20/58 02/01/85 8.4167 $1,494.87 6533 12673 01/09/51 05/01/89 4.1667 $536.79 3628 12920 03/17/59 09/01/89 3.8333 $361.52 5600 14584 01/19/53 03/01/90 3.3333 $581.73 9534 14195 09/11/55 05/01/89 4.1667 $428.70 7411 7655 12/17/37 06/01/82 11.0833 $1,163.93 3267 19766 05/04/67 09/01/91 1.8333 $84.55 4976 16783 05/20/60 07/01/90 3.0000 $334.09 9934 4480 08/03/50 10/01/88 4.7500 $2,713.12 8661 19771 04/08/51 10/01/91 1.7500 $90.49 0298 20937 09/24/64 12/01/91 1.5833 $38.46 6140 34332 11/21/67 02/01/92 1.4167 $80.58 3397 21755 04/07/69 01/01/91 2.5000 $281.32 3351 11259 09/14/62 11/01/86 6.6667 $1,366.86 7245 15230 06/09/68 03/01/90 3.3333 $454.68 9150 12052 02/05/50 07/01/86 7.0000 $1,922.10 9831 11062 09/23/38 09/01/81 11.8333 $5,370.20 9293 0 11/01/46 07/01/75 18.0000 $4,464.80 0497 17780 11/28/63 09/01/90 2.8333 $318.47 6820 12035 08/19/58 04/01/86 7.2500 $1,269.18 6574 11258 12/20/63 11/01/86 6.6667 $1,335.14 2549 12096 12/18/53 09/01/86 6.8333 $1,779.84 3358 14230 04/11/60 05/01/89 4.1667 $320.91

C-51 Last Four Digits of Social Security Number Employee Number Date of Birth Date of Hire 6/30/93 Credited Service 6/30/93 Annual Accrued Benefit 8145 13147 10/19/42 09/01/68 24.8333 $43,556.23 4168 15769 04/06/58 08/01/89 3.9167 $360.57 3034 11947 02/07/48 09/01/90 2.8333 $285.16 3386 13123 06/23/53 11/01/81 11.6667 $4,407.18 8420 16849 11/28/57 07/01/90 3.0000 $294.54 1563 4990 12/22/58 12/01/88 4.5833 $1,185.46 0873 15262 01/19/56 07/01/90 3.0000 $1,091.35 1333 16082 04/08/68 11/01/89 3.6667 $365.83 5527 11771 09/08/61 08/01/89 3.9167 $393.19 4540 13161 03/12/46 06/01/77 16.0833 $5,545.65 1139 13157 01/24/43 11/01/81 11.6667 $7,025.28 5525 27343 12/24/63 12/01/91 1.5833 $71.44 5972 3755 09/03/58 09/01/88 4.8333 $440.48 2961 13005 03/10/35 11/01/74 18.6667 $6,616.90 7519 35605 12/27/45 00/01/00 93.5000 $158.65 5758 35037 11/26/56 06/01/92 1.0833 $55.18 7941 13127 06/29/39 11/01/64 28.6667 $41,023.48 4865 12934 03/24/48 10/01/89 3.7500 $335.43 6323 35345 01/26/48 04/01/92 1.2500 $316.50 9703 5087 04/19/62 01/01/89 4.5000 $1,176.55 9263 6440 02/04/45 06/01/85 8.0833 $791.57 2490 20974 02/27/41 09/01/90 2.8333 $77.81 0243 14765 11/04/53 05/01/89 4.1667 $439.30 7496 12436 09/04/59 05/01/88 5.1667 $603.83 9805 15244 01/16/60 04/01/90 3.2500 $497.35 7145 28485 05/11/32 03/01/92 1.3333 $11.10 9337 28393 04/29/43 10/01/91 1.7500 $62.51 3365 12154 07/04/59 12/01/86 6.5833 $1,681.53 1703 11141 05/12/61 09/01/85 7.8333 $1,271.09 4612 14412 04/06/48 08/01/89 3.9167 $563.78 7738 14304 10/22/66 06/01/89 4.0833 $366.74 3171 9511 07/13/53 11/01/80 12.6667 $4,750.29 1883 11230 06/23/59 06/01/89 4.0833 $637.54 4804 30789 07/13/69 04/01/91 2.2500 $190.81 1658 11592 04/01/70 06/01/89 4.0833 $400.13 1910 12372 07/17/46 11/01/87 5.6667 $1,007.17 7460 12190 08/19/49 01/01/87 6.5000 $1,025.33 6043 5146 03/03/50 08/01/90 2.9167 $216.81 5052 19777 11/08/56 01/01/92 1.5000 $220.50 7051 16494 12/24/62 06/01/91 2.0833 $251.07 2677 35511 03/19/38 09/01/91 1.8333 $88.59 5992 14377 06/03/55 08/01/89 3.9167 $411.81 9441 16523 04/08/60 10/01/91 1.7500 $109.96 3820 14175 06/05/61 04/01/89 4.2500 $496.17 9274 12279 02/01/68 04/01/87 6.2500 $787.28 6405 14529 09/01/48 12/01/89 3.5833 $527.83 9936 12113 08/04/49 10/01/86 6.7500 $1,148.64 2278 12138 03/18/54 11/01/86 6.6667 $1,375.98 0729 12925 08/09/57 09/01/89 3.8333 $476.47 9658 11721 10/07/58 08/01/89 3.9167 $343.79 8247 19726 06/17/60 06/01/91 2.0833 $526.12 9573 12231 04/07/64 02/01/87 6.4167 $909.03 2976 0 07/01/25 09/01/81 11.8333 $1,639.65 4551 20882 03/31/33 05/01/90 3.1667 $357.71 8603 14129 05/13/43 03/01/89 4.3333 $504.42 2004 14473 10/12/41 02/01/91 2.4167 $234.73 6646 12084 02/16/53 09/01/86 6.8333 $1,124.23 2027 28364 02/13/54 10/01/91 1.7500 $62.42 7305 35529 07/27/57 10/01/91 1.7500 $110.11 7206 30834 06/17/43 06/01/91 2.0833 $136.47 3691 14366 07/31/42 08/01/89 3.9167 $348.48 7893 12447 02/10/40 05/01/88 5.1667 $536.72 1292 28297 02/05/44 01/01/91 2.5000 $189.28 8282 4686 09/15/56 07/01/90 3.0000 $89.38 1599 30807 11/18/55 05/01/91 2.1667 $211.22 3519 3889 07/11/64 07/01/90 3.0000 $227.01 6429 30772 06/18/62 03/01/91 2.3333 $87.13 7394 14535 07/21/72 07/01/90 3.0000 $25.86 7929 31044 05/29/67 03/01/92 1.3333 $29.20 9063 14527 09/09/65 12/01/89 3.5833 $402.79 5250 28368 12/30/69 08/01/91 1.9167 $56.49 6390 28328 06/14/70 02/01/91 2.4167 $238.21 7366 28327 06/14/70 02/01/91 2.4167 $213.13 2671 31114 10/02/72 06/01/92 1.0833 $27.60 0663 14185 06/15/30 05/01/89 4.1667 $472.41 1947 28447 03/13/34 01/01/92 1.5000 $66.44 5515 14101 02/20/34 03/01/89 4.3333 $491.92 6564 30707 02/25/36 11/01/90 2.6667 $199.10 4665 14606 08/31/37 04/01/90 3.2500 $432.69 5557 30875 12/01/38 09/01/91 1.8333 $61.81 C-52 Last Four Digits of Social Security Number Employee Number Date of Birth Date of Hire 6/30/93 Credited Service 6/30/93 Annual Accrued Benefit 4591 14155 11/02/35 04/01/89 4.2500 $516.46 0581 20837 03/01/42 04/01/90 3.2500 $327.66 0927 30997 06/01/41 12/01/91 1.5833 $30.29 5810 28513 05/30/40 04/01/92 1.2500 $66.26 1438 20840 07/07/45 04/01/90 3.2500 $272.24 2930 14169 05/19/42 04/01/89 4.2500 $486.96 3152 28323 01/01/69 02/01/91 2.4167 $199.28 3523 14641 09/21/43 05/01/90 3.1667 $399.08 5139 14397 05/08/45 08/01/89 3.9167 $418.99 5427 28517 12/06/50 04/01/92 1.2500 $61.96 5940 4532 09/08/47 07/01/90 3.0000 $241.94 8978 20977 05/22/51 09/01/90 2.8333 $222.37 9033 20956 08/04/50 08/01/90 2.9167 $192.82 3833 14417 01/26/56 08/01/89 3.9167 $288.69 3948 28301 08/08/53 01/01/91 2.5000 $156.75 2051 28384 10/02/55 09/01/91 1.8333 $61.85 2468 14597 08/09/54 03/01/90 3.3333 $323.30 5154 20826 08/23/55 03/01/90 3.3333 $354.93 6180 30925 04/04/61 10/01/91 1.7500 $40.54 9452 20960 01/30/58 09/01/90 2.8333 $223.40 7231 20862 02/26/56 04/01/90 3.2500 $222.34 5470 4978 07/16/58 12/01/88 4.5833 $1,887.95 0397 30992 09/11/59 12/01/91 1.5833 $70.50 0577 28375 09/25/59 09/01/91 1.8333 $68.73 8098 28557 02/09/59 06/01/92 1.0833 $66.65 9153 31033 11/13/67 03/01/92 1.3333 $42.66 9197 14209 07/19/70 05/01/89 4.1667 $273.58 2139 30897 07/26/59 09/01/91 1.8333 $20.33 2617 11688 09/11/58 05/01/91 2.1667 $161.03 6129 31089 09/08/63 05/01/92 1.1667 $57.19 3807 30887 12/27/67 09/01/91 1.8333 $64.98 5502 14176 11/13/61 04/01/89 4.2500 $426.76 7208 14147 07/14/66 04/01/89 4.2500 $747.31 2223 30703 01/03/66 11/01/90 2.6667 $197.05 6410 4875 04/10/65 08/01/90 2.9167 $204.65 2134 31111 04/25/72 06/01/92 1.0833 $40.51 6800 14607 10/21/69 04/01/90 3.2500 $246.69 1699 5156 08/04/68 08/01/90 2.9167 $258.94 4974 14603 06/23/68 03/01/90 3.3333 $277.92 8997 28449 06/04/70 01/01/92 1.5000 $65.74 9196 5173 05/06/69 08/01/90 2.9167 $197.29 4538 20857 07/05/40 04/01/90 3.2500 $292.87 2562 28360 12/21/39 08/01/91 1.9167 $57.58 5285 15237 10/17/41 03/01/90 3.3333 $1,180.95 7632 20852 05/22/44 04/01/90 3.2500 $351.95 8885 30877 12/17/44 05/01/92 1.1667 $35.90 9102 20980 06/15/45 10/01/90 2.7500 $152.63 1962 31106 02/15/46 05/01/92 1.1667 $46.33 4617 14604 11/13/45 04/01/90 3.2500 $571.55 7039 14177 06/28/47 04/01/89 4.2500 $375.90 3983 28568 08/20/49 06/01/92 1.0833 $55.97 6625 14310 11/16/49 07/01/89 4.0000 $443.26 8227 30907 05/08/42 09/01/91 1.8333 $34.41 0237 11669 08/03/52 02/01/89 4.4167 $808.50 0405 14178 02/03/52 04/01/89 4.2500 $350.07 0557 14258 01/29/53 06/01/89 4.0833 $657.74 1649 28501 11/15/52 04/01/92 1.2500 $69.74 2360 14305 01/01/53 07/01/89 4.0000 $278.41 7511 20851 10/13/41 04/01/90 3.2500 $271.62 9795 20930 11/02/53 08/01/90 2.9167 $374.56 2882 30696 01/26/52 11/01/90 2.6667 $165.37 5973 34363 11/09/62 06/01/92 1.0833 $85.80 8814 28566 10/25/56 06/01/92 1.0833 $50.55 1375 30864 07/22/54 08/01/91 1.9167 $40.15 1233 11779 10/11/57 05/01/89 4.1667 $721.90 6976 30880 10/16/61 09/01/91 1.8333 $43.27 8369 28336 10/31/52 03/01/91 2.3333 $187.35 8688 20858 11/30/57 04/01/90 3.2500 $414.81 9949 20830 08/05/58 03/01/90 3.3333 $393.65 3175 31025 12/09/56 02/01/92 1.4167 $53.29 8879 28486 10/11/61 03/01/92 1.3333 $54.02 0287 14158 10/30/58 04/01/89 4.2500 $369.10 4625 28352 08/05/69 07/01/91 2.0000 $74.89 7841 20846 04/11/63 04/01/90 3.2500 $304.19 6850 30963 08/14/58 11/01/91 1.6667 $46.44 3933 3680 10/16/61 07/01/90 3.0000 $118.20 4616 30775 05/11/61 03/01/91 2.3333 $210.14 8127 20811 06/04/68 01/01/90 3.5000 $196.95 8662 14218 01/21/65 05/01/89 4.1667 $771.36 9746 28444 04/21/61 12/01/91 1.5833 $14.61

C-53 Last Four Digits of Social Security Number Employee Number Date of Birth Date of Hire 6/30/93 Credited Service 6/30/93 Annual Accrued Benefit 0528 31035 01/29/67 03/01/92 1.3333 $49.92 0820 14212 12/07/70 05/01/89 4.1667 $326.36 1728 14649 10/28/69 02/01/92 1.4167 $72.42 2435 14493 04/16/67 10/01/89 3.7500 $414.15 6378 11671 06/01/63 02/01/89 4.4167 $787.60 6408 14393 04/01/65 08/01/89 3.9167 $342.57 5110 14216 01/19/63 12/01/91 1.5833 $30.56 0460 31064 12/02/66 04/01/92 1.2500 $51.81 9808 30952 06/03/65 10/01/91 1.7500 $30.26 3789 28314 04/07/72 01/01/91 2.5000 $57.49 4501 28475 06/09/69 02/01/92 1.4167 $16.84 9128 31110 12/19/71 05/01/92 1.1667 $41.84 6109 14618 08/07/68 04/01/90 3.2500 $418.64 8229 11676 02/17/67 03/01/89 4.3333 $533.46 2947 14587 12/15/25 03/01/90 3.3333 $294.55 4252 14296 12/29/30 06/01/89 4.0833 $445.67 8108 28510 06/13/37 04/01/92 1.2500 $65.74 8715 28481 03/21/32 02/01/92 1.4167 $54.36 5944 14691 11/28/31 06/01/90 3.0833 $346.44 3916 14132 05/06/38 04/01/89 4.2500 $354.73 8777 20871 07/10/40 04/01/90 3.2500 $304.00 9696 20883 06/08/36 05/01/90 3.1667 $284.08 0249 14146 07/01/41 04/01/89 4.2500 $758.64 7862 14687 01/26/48 07/01/91 2.0000 $50.87 9388 11666 05/25/45 02/01/89 4.4167 $654.09 9808 14265 08/25/47 06/01/89 4.0833 $452.85 4802 20848 07/11/49 04/01/92 1.2500 $38.88 5087 14143 10/26/51 04/01/89 4.2500 $535.43 5429 28390 06/04/48 10/01/91 1.7500 $53.86 5572 14459 02/18/49 10/01/89 3.7500 $432.95 6198 14490 09/23/51 05/01/91 2.1667 $172.43 5846 14403 07/19/52 08/01/89 3.9167 $277.97 6789 14297 02/18/52 06/01/89 4.0833 $464.84 4016 31015 02/18/54 01/01/92 1.5000 $73.45 0716 28283 08/02/56 10/01/90 2.7500 $232.84 1842 28377 10/22/70 09/01/91 1.8333 $60.66 2412 14277 12/30/58 06/01/89 4.0833 $353.75 4205 31115 04/13/59 06/01/92 1.0833 $47.51 4305 28421 08/07/62 11/01/91 1.6667 $22.21 6676 28370 09/17/62 08/01/91 1.9167 $96.71 2896 30894 02/02/50 09/01/91 1.8333 $72.54 7465 14170 12/06/64 04/01/89 4.2500 $445.01 9892 30938 04/12/58 10/01/91 1.7500 $42.89 3186 14289 09/06/59 06/01/89 4.0833 $440.80 4899 20984 01/02/59 01/01/92 1.5000 $53.54 5585 28290 10/24/61 12/01/90 2.5833 $310.15 7252 28492 12/04/60 03/01/92 1.3333 $20.48 5723 30833 04/14/58 06/01/91 2.0833 $201.90 4668 28350 12/09/72 11/01/91 1.6667 $57.60 0063 14487 06/11/66 10/01/89 3.7500 $332.16 0098 30847 09/23/64 07/01/91 2.0000 $41.42 4256 14303 04/13/62 06/01/89 4.0833 $536.67 9637 28417 07/18/64 11/01/91 1.6667 $57.24 1098 14204 08/13/69 05/01/89 4.1667 $474.47 7319 14217 05/01/66 05/01/89 4.1667 $641.09 1797 28503 04/04/71 04/01/92 1.2500 $54.23 0769 31082 01/09/70 04/01/92 1.2500 $64.08 2214 30996 01/27/72 12/01/91 1.5833 $57.20 3460 14532 12/16/67 12/01/89 3.5833 $384.91 3544 14267 01/12/71 06/01/89 4.0833 $299.18 7987 14608 02/05/67 06/01/91 2.0833 $144.31 2419 30975 01/29/34 11/01/91 1.6667 $40.58 6821 14370 06/02/35 08/01/89 3.9167 $373.33 7413 14673 06/10/30 06/01/90 3.0833 $307.76 7711 20955 08/15/34 08/01/90 2.9167 $246.74 3564 20829 12/29/39 03/01/90 3.3333 $317.01 8215 30943 06/13/42 10/01/91 1.7500 $69.12 8734 20957 12/02/39 08/01/90 2.9167 $206.22 9640 30792 02/23/41 05/01/91 2.1667 $192.91 4863 28302 06/28/46 01/01/91 2.5000 $217.86 5882 14127 02/20/44 03/01/89 4.3333 $479.56 3311 20823 09/20/47 03/01/90 3.3333 $338.31 4160 31130 01/03/46 06/01/92 1.0833 $49.49 5167 30701 10/22/47 11/01/90 2.6667 $237.16 7829 14387 07/06/47 08/01/89 3.9167 $319.83 8450 28356 11/03/47 07/01/91 2.0000 $53.38 8613 28458 02/21/50 01/01/92 1.5000 $48.94 9111 28380 10/01/48 09/01/91 1.8333 $57.20 9361 14666 10/28/58 05/01/90 3.1667 $317.69 9409 5200 11/19/48 09/01/90 2.8333 $196.65 C-54 Last Four Digits of Social Security Number Employee Number Date of Birth Date of Hire 6/30/93 Credited Service 6/30/93 Annual Accrued Benefit 8156 14672 09/02/51 06/01/90 3.0833 $375.58 0944 14596 09/24/50 03/01/90 3.3333 $351.44 2376 14563 12/29/51 01/01/90 3.5000 $535.89 0265 5205 11/02/53 09/01/90 2.8333 $179.04 1510 11682 11/16/53 03/01/89 4.3333 $576.87 1636 14592 11/25/54 03/01/90 3.3333 $334.70 9007 20919 02/16/54 07/01/90 3.0000 $185.74 9346 30948 10/30/54 10/01/91 1.7500 $41.13 3083 14120 04/25/52 03/01/89 4.3333 $813.92 3356 14442 07/09/54 09/01/89 3.8333 $406.64 5356 30705 01/08/62 11/01/90 2.6667 $184.40 6908 14392 08/17/60 08/01/89 3.9167 $350.13 7371 20843 10/29/58 04/01/90 3.2500 $413.66 5026 5164 06/07/72 08/01/90 2.9167 $88.08 5284 11686 11/13/55 03/01/89 4.3333 $506.48 5478 11670 03/02/57 02/01/89 4.4167 $777.36 5481 14650 02/10/67 05/01/90 3.1667 $479.41 7403 14632 11/16/58 04/01/90 3.2500 $498.41 3662 30957 03/06/69 10/01/91 1.7500 $36.97 7239 30853 07/14/59 07/01/91 2.0000 $51.26 9641 14539 09/03/71 12/01/89 3.5833 $184.78 0179 28383 05/18/60 09/01/91 1.8333 $54.34 0064 31047 11/30/61 03/01/92 1.3333 $7.76 6903 30727 08/11/66 01/01/91 2.5000 $207.91 1289 20911 04/20/65 07/01/90 3.0000 $83.90 3030 28512 07/07/66 04/01/92 1.2500 $22.53 6511 28479 01/31/68 02/01/92 1.4167 $55.17 7693 16416 03/18/72 07/01/90 3.0000 $95.28 9486 30935 06/19/66 10/01/91 1.7500 $54.34 4563 14368 08/22/67 08/01/89 3.9167 $270.80 9528 31136 07/15/71 06/01/92 1.0833 $65.68 1444 28285 09/12/70 11/01/90 2.6667 $210.96 8382 20876 10/11/67 04/01/90 3.2500 $327.43 5377 31135 02/24/71 06/01/92 1.0833 $25.25 6289 30899 08/26/70 09/01/91 1.8333 $53.81 2908 28494 02/01/72 04/01/92 1.2500 $47.43 8582 28474 07/04/71 02/01/92 1.4167 $4.36 2808 20904 02/06/32 07/01/90 3.0000 $184.03 9012 14659 06/01/34 05/01/90 3.1667 $297.90 9663 14402 09/03/30 08/01/89 3.9167 $340.35 1006 15063 08/28/34 08/01/89 3.9167 $2,189.67 3549 20949 04/20/40 08/01/90 2.9167 $205.88 4087 4530 12/29/42 07/01/90 3.0000 $213.18 4883 30695 03/11/43 11/01/90 2.6667 $166.11 8467 11675 04/02/42 03/01/89 4.3333 $473.82 5533 30844 10/20/44 07/01/91 2.0000 $42.36 8777 20972 09/17/45 09/01/90 2.8333 $213.48 9393 30693 09/15/46 11/01/90 2.6667 $215.18 7511 14445 09/26/48 09/01/89 3.8333 $444.92 8920 14275 09/08/49 06/01/89 4.0833 $531.61 9586 11659 03/27/48 01/01/89 4.5000 $700.01 9859 5162 05/18/46 08/01/90 2.9167 $219.48 9870 14362 01/25/47 07/01/89 4.0000 $334.86 9992 14557 02/24/45 01/01/90 3.5000 $354.38 0773 30771 07/22/48 03/01/91 2.3333 $199.43 2452 30839 06/17/39 07/01/91 2.0000 $41.84 8172 14225 12/22/48 05/01/89 4.1667 $392.77 6720 14556 01/19/51 01/01/90 3.5000 $346.61 7738 20841 03/25/50 04/01/90 3.2500 $280.74 8014 30729 04/16/51 01/01/91 2.5000 $196.68 1603 20951 11/10/52 08/01/90 2.9167 $241.59 3242 30860 08/14/50 07/01/91 2.0000 $60.35 3542 20842 12/12/52 04/01/90 3.2500 $391.56 5548 20825 12/30/33 03/01/90 3.3333 $278.26 7369 30804 09/26/55 05/01/91 2.1667 $153.05 5112 28469 10/19/57 01/01/92 1.5000 $53.45 9705 5158 05/21/60 08/01/90 2.9167 $240.06 9754 14122 10/20/60 03/01/89 4.3333 $662.15 9865 14106 08/26/61 03/01/89 4.3333 $479.14 9876 14484 08/16/63 10/01/89 3.7500 $325.46 3140 20873 07/31/56 04/01/90 3.2500 $363.48 3177 30720 07/12/56 12/01/90 2.5833 $186.85 4602 30893 09/20/60 09/01/91 1.8333 $42.90 2405 14460 10/28/59 03/01/91 2.3333 $254.98 3437 31021 05/28/56 02/01/92 1.4167 $67.21 3769 28389 11/14/57 10/01/91 1.7500 $12.08 1338 28450 08/12/61 01/01/92 1.5000 $67.29 3427 14599 07/27/60 03/01/90 3.3333 $350.90 1115 14586 08/20/64 03/01/90 3.3333 $260.88 2468 14610 04/23/63 04/01/90 3.2500 $483.29

C-55 Last Four Digits of Social Security Number Employee Number Date of Birth Date of Hire 6/30/93 Credited Service 6/30/93 Annual Accrued Benefit 3317 30687 04/12/63 10/01/90 2.7500 $301.90 5465 14108 06/16/63 03/01/89 4.3333 $380.34 5817 28530 05/31/63 05/01/92 1.1667 $10.25 7916 36349 12/14/62 10/01/91 1.7500 $200.00 2875 14494 03/20/62 10/01/89 3.7500 $422.99 7846 30848 08/19/65 07/01/91 2.0000 $8.50 5309 14628 10/03/67 04/01/90 3.2500 $468.29 6603 14130 08/01/68 03/01/89 4.3333 $535.84 0747 14474 05/28/67 10/01/89 3.7500 $433.05 1514 14237 11/04/68 05/01/89 4.1667 $389.12 4931 31131 09/21/69 06/01/92 1.0833 $29.90 1116 31005 10/13/70 12/01/91 1.5833 $61.74 2974 14661 06/01/72 05/01/90 3.1667 $72.21 8883 30768 05/10/71 02/01/91 2.4167 $194.30 4128 14568 10/12/62 02/01/90 3.4167 $422.07 0963 14510 07/20/31 11/01/89 3.6667 $389.64 8648 20888 08/16/39 05/01/90 3.1667 $340.37 8420 31120 10/30/41 06/01/92 1.0833 $56.45 6357 14588 08/12/40 03/01/90 3.3333 $320.03 6542 14112 10/01/40 03/01/89 4.3333 $496.16 2761 20892 01/03/44 05/01/90 3.1667 $279.65 4887 20836 05/13/32 04/01/90 3.2500 $316.06 4808 14227 04/16/45 05/01/89 4.1667 $442.19 7021 14174 07/08/46 04/01/89 4.2500 $385.35 5439 14262 06/16/51 06/01/89 4.0833 $533.16 6552 28403 07/01/52 11/01/91 1.6667 $43.43 7271 28553 10/17/52 06/01/92 1.0833 $45.09 8806 15044 08/16/54 08/01/89 3.9167 $2,188.16 5591 14139 04/01/60 04/01/89 4.2500 $784.76 5620 28412 01/26/69 11/01/91 1.6667 $52.11 8072 11668 12/15/59 02/01/89 4.4167 $594.27 9810 14232 01/03/57 05/01/89 4.1667 $340.94 4382 20922 01/03/57 07/01/90 3.0000 $223.16 4526 28333 01/01/69 03/01/91 2.3333 $233.07 4882 14332 05/04/59 07/01/89 4.0000 $298.05 6155 14581 06/07/60 03/01/90 3.3333 $235.31 6244 11662 11/27/59 02/01/89 4.4167 $642.49 9945 14118 08/11/69 03/01/89 4.3333 $372.96 0686 28446 01/05/64 12/01/91 1.5833 $54.81 5884 31053 08/21/57 03/01/92 1.3333 $53.27 3715 31087 11/01/59 05/01/92 1.1667 $45.43 4950 28534 09/18/68 05/01/92 1.1667 $71.86 8869 31027 03/25/61 02/01/92 1.4167 $71.46 2480 30906 01/11/70 09/01/91 1.8333 $45.20 3308 14381 11/27/66 08/01/89 3.9167 $502.69 5427 28424 09/11/59 11/01/91 1.6667 $69.54 1365 30765 02/02/68 02/01/91 2.4167 $210.32 8442 30912 02/09/69 09/01/91 1.8333 $67.69 9341 28499 09/29/65 04/01/92 1.2500 $51.02 6431 28391 06/15/65 10/01/91 1.7500 $84.82 2900 30842 02/20/72 07/01/91 2.0000 $60.25 8098 14295 12/10/69 06/01/89 4.0833 $455.21 9820 30892 08/27/64 09/01/91 1.8333 $32.79 4990 14264 04/04/68 06/01/89 4.0833 $574.27 5906 5184 10/05/68 09/01/90 2.8333 $211.77 6617 14257 08/22/70 05/01/89 4.1667 $308.88 7237 31101 06/12/71 05/01/92 1.1667 $59.68 3014 31140 06/12/72 06/01/92 1.0833 $60.77 7947 31032 06/10/72 03/01/92 1.3333 $59.99 0375 14443 04/25/36 09/01/89 3.8333 $306.28 1591 30822 02/01/43 06/01/91 2.0833 $332.20 8486 14511 10/06/45 11/01/89 3.6667 $357.43 0821 14172 08/10/44 04/01/89 4.2500 $570.84 0965 11677 03/18/46 03/01/89 4.3333 $512.53 1218 14110 09/04/42 03/01/89 4.3333 $726.02 1442 14162 07/27/43 04/01/89 4.2500 $416.80 4350 18936 08/06/39 05/01/90 3.1667 $141.62 7951 14569 02/14/50 02/01/90 3.4167 $361.16 8110 11663 10/27/48 01/01/89 4.5000 $971.35 8721 14105 06/21/48 03/01/89 4.3333 $580.28 5527 14114 11/30/50 03/01/89 4.3333 $678.79 5640 28461 09/02/52 01/01/92 1.5000 $61.47 5674 14215 01/10/52 05/01/89 4.1667 $397.55 7824 30900 11/25/53 09/01/91 1.8333 $42.15 8988 20913 12/17/49 07/01/90 3.0000 $151.79 0997 14407 11/13/54 09/01/90 2.8333 $187.24 1992 28363 01/13/57 08/01/91 1.9167 $60.43 3302 14135 11/22/53 04/01/89 4.2500 $498.77 2887 14263 09/03/53 06/01/89 4.0833 $607.94 0329 20905 08/09/54 07/01/90 3.0000 $160.85 C-56 Last Four Digits of Social Security Number Employee Number Date of Birth Date of Hire 6/30/93 Credited Service 6/30/93 Annual Accrued Benefit 0502 20872 09/28/56 04/01/90 3.2500 $233.69 0642 31023 01/05/56 02/01/92 1.4167 $57.23 0922 20815 08/06/55 02/01/90 3.4167 $509.44 2332 30863 07/11/57 08/01/91 1.9167 $130.75 2446 30879 08/08/56 09/01/91 1.8333 $58.80 4860 28464 07/14/55 01/01/92 1.5000 $73.37 4156 11664 08/01/56 02/01/89 4.4167 $1,071.68 6076 28500 07/12/62 04/01/92 1.2500 $15.14 9562 30976 01/02/62 11/01/91 1.6667 $48.80 9918 30800 11/17/71 05/01/91 2.1667 $220.80 1279 28498 07/12/56 04/01/92 1.2500 $27.24 5533 30755 05/29/60 02/01/91 2.4167 $187.73 0110 14273 01/21/67 06/01/89 4.0833 $409.46 4123 28357 04/06/60 07/01/91 2.0000 $51.60 5354 30979 01/26/62 11/01/91 1.6667 $39.79 7922 30706 08/14/58 11/01/90 2.6667 $478.54 1171 14602 03/24/67 03/01/90 3.3333 $416.47 5866 31006 08/06/66 12/01/91 1.5833 $54.72 7052 35213 06/12/61 08/01/91 1.9167 $30.43 3783 14203 12/28/62 05/01/89 4.1667 $436.56 0657 30854 10/23/66 07/01/91 2.0000 $45.50 3528 14593 05/05/63 03/01/90 3.3333 $354.16 0970 20861 12/15/62 04/01/90 3.2500 $327.51 4327 28435 04/08/64 12/01/91 1.5833 $5.62 6706 30835 09/11/70 06/01/91 2.0833 $186.09 0221 31122 08/07/70 06/01/92 1.0833 $7.70 9522 14314 11/14/70 07/01/89 4.0000 $292.81 0327 30947 03/27/72 10/01/91 1.7500 $35.93 7836 14288 01/15/65 06/01/89 4.0833 $710.24 0101 30754 01/20/66 02/01/91 2.4167 $153.78 2719 20820 12/30/66 03/01/90 3.3333 $358.60 0235 31096 05/17/71 05/01/92 1.1667 $46.42 0400 20979 10/20/69 10/01/90 2.7500 $265.03 0599 30710 08/01/71 11/01/90 2.6667 $162.85 8293 30799 07/07/72 05/01/91 2.1667 $71.50 2528 11673 02/28/29 02/01/89 4.4167 $809.83 0481 14551 08/06/36 01/01/90 3.5000 $529.64 6354 30962 11/06/31 11/01/91 1.6667 $53.16 6893 20954 11/05/35 06/01/91 2.0833 $173.23 9078 14595 02/13/37 10/01/91 1.7500 $29.80 5052 14528 07/23/38 12/01/89 3.5833 $372.88 5249 14391 04/06/38 08/01/89 3.9167 $346.11 4015 28428 04/18/49 11/01/91 1.6667 $56.26 4046 28415 06/03/47 11/01/91 1.6667 $89.49 2344 30680 03/01/52 10/01/90 2.7500 $224.26 2477 30809 03/26/55 05/01/91 2.1667 $541.64 0934 21856 05/29/54 04/01/90 3.2500 $161.83 2261 31049 03/01/55 03/01/92 1.3333 $43.32 5554 11674 12/15/52 02/01/89 4.4167 $724.26 6838 14300 03/27/56 06/01/89 4.0833 $645.53 7141 28312 09/26/58 01/01/91 2.5000 $216.26 0766 20884 01/08/63 05/01/90 3.1667 $367.25 7831 30868 01/09/64 08/01/91 1.9167 $65.91 2933 28523 03/28/57 05/01/92 1.1667 $67.88 3391 14219 10/11/65 05/01/89 4.1667 $400.02 9253 30692 03/05/59 11/01/90 2.6667 $229.05 4579 30932 11/26/60 10/01/91 1.7500 $38.93 8819 14173 05/26/62 04/01/89 4.2500 $513.34 3086 20975 06/10/71 09/01/90 2.8333 $24.87 9012 31045 07/23/72 03/01/92 1.3333 $43.09 9592 30939 04/29/64 10/01/91 1.7500 $37.52 3297 31036 04/05/66 03/01/92 1.3333 $36.42 2734 14660 01/25/72 05/01/90 3.1667 $40.88 5124 28547 07/21/72 06/01/92 1.0833 $52.84 6738 30717 05/05/69 12/01/90 2.5833 $258.24 0521 11685 06/30/20 03/01/89 4.3333 $312.53 1026 28408 07/22/72 11/01/91 1.6667 $3.90 1607 14657 02/03/71 05/01/90 3.1667 $223.65 3774 20901 04/28/68 05/01/91 2.1667 $132.16 2460 14251 09/04/66 05/01/89 4.1667 $455.95 3363 14585 08/20/70 03/01/90 3.3333 $2.97 3121 31041 03/10/69 03/01/92 1.3333 $57.99 1798 30898 09/22/69 09/01/91 1.8333 $64.34 2481 30872 10/27/72 09/01/91 1.8333 $33.41 8761 7080 12/11/30 03/01/84 9.3333 $1,548.02 6344 14104 11/03/28 03/01/89 4.3333 $433.83 0609 31088 10/03/36 05/01/92 1.1667 $61.04 0661 30903 02/16/34 09/01/91 1.8333 $56.07 2141 28366 08/31/39 08/01/91 1.9167 $62.04 6580 10432 08/19/29 06/01/89 4.0833 $351.06

C-57 Last Four Digits of Social Security Number Employee Number Date of Birth Date of Hire 6/30/93 Credited Service 6/30/93 Annual Accrued Benefit 4609 30956 04/18/32 10/01/91 1.7500 $58.53 4694 30824 03/07/44 06/01/91 2.0833 $256.98 7691 14637 02/14/44 05/01/90 3.1667 $338.28 8566 14154 04/08/41 04/01/89 4.2500 $500.64 3600 5176 08/01/41 08/01/90 2.9167 $192.83 0378 20808 01/07/47 02/01/90 3.4167 $558.39 2139 31059 04/30/47 04/01/92 1.2500 $40.97 1034 30845 04/20/49 07/01/91 2.0000 $69.33 6310 28502 06/08/48 04/01/92 1.2500 $60.57 1458 28310 02/14/53 01/01/91 2.5000 $195.67 2794 30884 09/15/50 09/01/91 1.8333 $49.07 9747 14566 04/11/53 02/01/90 3.4167 $419.97 7516 28470 07/11/52 02/01/92 1.4167 $117.54 8290 11068 07/12/55 09/01/81 11.8333 $1,819.65 0858 31086 04/20/68 04/01/92 1.2500 $44.78 9052 14379 02/18/62 08/01/89 3.9167 $359.23 6545 28548 12/04/58 06/01/92 1.0833 $22.55 8966 28471 08/14/59 02/01/92 1.4167 $202.50 3289 28399 08/23/65 10/01/91 1.7500 $70.95 5979 28539 05/28/63 05/01/92 1.1667 $32.68 4063 30973 03/25/62 11/01/91 1.6667 $52.62 6398 30846 10/12/60 07/01/91 2.0000 $43.03 0705 8348 09/02/43 06/01/71 22.0833 $3,604.07 6450 34297 08/29/47 04/01/91 2.2500 $715.62 3501 15277 08/30/70 09/01/90 2.8333 $287.51 1828 12416 12/18/64 03/01/88 5.3333 $1,042.22 9158 31097 12/25/30 05/01/92 1.1667 $42.98 1288 31098 08/11/42 05/01/92 1.1667 $44.91 0492 10876 09/02/45 02/01/89 4.4167 $2,472.35 8189 15958 12/08/72 02/01/92 1.4167 $93.22 3221 35540 01/02/69 10/01/91 1.7500 $52.20 8286 35520 10/16/66 09/01/91 1.8333 $111.04 2423 15061 10/18/46 08/01/89 3.9167 $3,623.12 9582 20893 09/06/54 05/01/90 3.1667 $345.57 9425 33079 01/01/69 07/01/91 2.0000 $179.59 3248 5883 07/24/55 03/01/89 4.3333 $452.33 6623 3031 10/12/68 09/01/87 5.8333 $534.13 5191 15263 07/25/63 07/01/90 3.0000 $940.93 7151 30711 10/07/55 11/01/90 2.6667 $150.50 4585 4004 11/10/57 10/01/88 4.7500 $612.18 6077 21152 03/17/70 06/01/91 2.0833 $92.16 1826 15762 09/27/58 07/01/89 4.0000 $534.00 2999 9683 08/18/38 11/01/74 18.6667 $3,735.86 2967 21097 05/09/59 01/01/91 2.5000 $165.84 8814 2636 04/25/57 08/01/88 4.9167 $610.74 1064 34318 04/02/50 11/01/91 1.6667 $221.02 1351 16044 08/24/50 10/01/89 3.7500 $441.05 8577 30901 12/18/58 09/01/91 1.8333 $56.15 9244 3126 12/14/31 01/01/76 17.5000 $1,497.45 1525 30977 03/09/67 11/01/91 1.6667 $42.86 8804 8667 01/07/58 01/01/88 5.5000 $623.70 5920 12012 07/08/48 09/01/81 11.8333 $2,517.76 6020 9557 09/25/57 06/01/90 3.0833 $319.79 3110 0 03/01/44 01/01/91 2.5000 $36.07 3402 16498 06/09/43 06/01/91 2.0833 $267.65 3500 21086 06/04/44 12/01/90 2.5833 $202.78 4154 28562 07/28/45 06/01/92 1.0833 $65.45 0257 0 03/20/70 01/01/89 4.5000 $48.70 9385 20906 11/15/60 07/01/90 3.0000 $160.59 4963 11681 03/15/37 03/01/89 4.3333 $393.00 8395 3256 08/07/50 08/01/88 4.9167 $430.96 9030 13104 10/08/39 03/01/77 16.3333 $6,934.32 1070 0 09/01/38 04/01/69 24.2500 $8,948.94 6878 13169 12/17/46 10/01/81 11.7500 $3,262.33 5405 11175 07/02/37 05/01/86 7.1667 $1,211.72 8979 0 04/01/66 06/01/84 9.0833 $1,122.53 8723 11381 03/18/66 10/01/90 2.7500 $193.19 9482 0 09/01/48 03/01/76 17.3333 $3,886.22 3721 34979 10/04/60 11/01/91 1.6667 $137.07 9514 35580 11/02/68 02/01/92 1.4167 $109.75 0466 28305 02/26/67 01/01/91 2.5000 $134.68 6703 15844 10/29/48 09/01/89 3.8333 $376.30 5211 13020 07/19/48 10/01/75 17.7500 $10,942.25 5226 27277 01/27/57 10/01/91 1.7500 $59.62 6180 7227 02/24/48 07/01/74 19.0000 $5,509.25 4204 6024 10/31/43 04/01/76 17.2500 $5,527.47 0055 13159 12/06/43 07/01/76 17.0000 $7,317.52 4446 28306 05/29/47 01/01/91 2.5000 $204.91 0647 13186 07/26/50 11/01/70 22.6667 $6,921.65 5451 19182 08/02/52 12/01/89 3.5833 $228.55 C-58 Last Four Digits of Social Security Number Employee Number Date of Birth Date of Hire 6/30/93 Credited Service 6/30/93 Annual Accrued Benefit 6222 13133 09/29/43 02/01/77 16.4167 $5,870.40 2550 35349 03/25/69 05/01/92 1.1667 $69.42 0513 4630 11/29/61 07/01/90 3.0000 $190.10 4777 6543 01/18/46 12/01/88 4.5833 $398.39 6733 27365 06/30/54 05/01/92 1.1667 $250.20 3802 27296 02/23/34 10/01/91 1.7500 $68.26 2171 24832 07/08/68 01/01/92 1.5000 $17.72 3551 4810 04/16/45 11/01/88 4.6667 $366.10 6090 20863 02/07/57 04/01/90 3.2500 $409.51 6420 35230 08/16/69 09/01/91 1.8333 $57.55 6617 4726 09/24/53 02/01/82 11.4167 $1,795.03 9054 23626 03/19/45 03/01/92 1.3333 $62.65 1175 2989 01/11/47 08/01/89 3.9167 $303.23 7331 16171 05/29/64 03/01/90 3.3333 $238.54 9897 35363 02/17/62 06/01/92 1.0833 $54.72 6514 34319 08/21/63 10/01/91 1.7500 $122.40 3414 11487 10/06/53 07/01/88 5.0000 $711.89 1741 35279 09/30/56 10/01/91 1.7500 $70.13 7362 16284 12/01/71 09/01/90 2.8333 $212.82 3335 34362 10/30/66 06/01/92 1.0833 $108.00 3148 9393 10/30/59 04/01/89 4.2500 $1,061.78 7564 16299 06/07/70 09/01/90 2.8333 $284.23 9164 0 07/01/35 07/01/80 13.0000 $4,677.12 9465 0 11/01/48 09/01/82 10.8333 $3,514.87 9861 34316 02/25/65 11/01/91 1.6667 $83.34 0923 21142 12/30/65 06/01/91 2.0833 $213.09 5959 11043 03/27/55 09/01/81 11.8333 $2,360.22 3920 0 03/01/64 01/01/86 7.5000 $445.70 4129 15274 02/10/56 08/01/90 2.9167 $387.81 9039 15291 01/30/40 10/01/90 2.7500 $404.79 5305 13183 01/15/61 01/01/87 6.5000 $2,351.75 1605 789 01/12/57 05/01/88 5.1667 $1,571.76 4508 2456 11/21/60 06/01/85 8.0833 $991.87 6402 15664 03/13/59 04/01/90 3.2500 $38.62 1152 3736 05/03/32 04/01/77 16.2500 $2,723.13 1330 21144 08/24/31 06/01/91 2.0833 $208.11 0362 0 08/01/65 06/01/90 3.0833 $677.61 4778 16218 04/09/45 05/01/90 3.1667 $367.78 6551 3532 04/22/56 09/01/88 4.8333 $566.96 2970 19710 11/06/59 03/01/91 2.3333 $260.23 8994 34369 01/20/53 01/01/89 4.5000 $404.00 1741 2026 02/02/65 06/01/89 4.0833 $418.12 9524 34359 06/04/43 06/01/92 1.0833 $280.59 0787 34313 07/22/65 09/01/91 1.8333 $25.09 9299 3427 12/28/66 09/01/87 5.8333 $803.04 9424 2489 02/03/61 01/01/90 3.5000 $347.48 4488 27300 04/26/61 11/01/91 1.6667 $83.79 3919 3 07/02/56 03/01/88 5.3333 $662.68 9852 28420 12/30/64 11/01/91 1.6667 $56.90 9687 34327 03/16/55 01/01/92 1.5000 $122.40 2316 10875 12/23/57 02/01/89 4.4167 $1,452.41 5288 0 02/01/29 09/01/63 29.8333 $4,101.89 7705 27112 02/24/62 11/01/90 2.6667 $178.25 4337 10998 07/02/60 06/01/89 4.0833 $613.96 7080 11445 12/04/63 03/01/88 5.3333 $873.62 8522 33125 07/28/49 01/01/92 1.5000 $61.33 3454 15448 07/02/34 10/01/89 3.7500 $508.83 8826 28324 07/05/60 02/01/91 2.4167 $287.74 0492 8282 12/08/53 10/01/86 6.7500 $650.69 1811 19209 06/20/60 12/01/89 3.5833 $1,190.21 7945 9235 12/20/54 08/01/79 13.9167 $2,282.80 5625 4346 11/28/56 09/01/86 6.8333 $741.32 2117 13098 07/12/48 07/01/85 8.0000 $2,701.46 4432 29522 05/10/45 01/01/91 2.5000 $151.34 8715 11211 04/16/57 05/01/86 7.1667 $1,113.96 7685 16298 07/11/66 09/01/90 2.8333 $250.62 0708 15231 02/25/40 03/01/90 3.3333 $2,682.16 8128 13145 08/19/46 02/01/80 13.4167 $6,144.18 3758 35034 10/11/58 06/01/92 1.0833 $71.69 7588 8211 08/26/39 03/01/84 9.3333 $1,618.12 9475 9458 07/03/41 05/01/89 4.1667 $776.20 5329 2872 04/01/45 08/01/77 15.9167 $1,476.62 1108 35314 11/09/51 11/01/91 1.6667 $63.84 2983 5804 12/10/52 09/01/86 6.8333 $1,150.87 5218 35288 02/29/68 10/01/91 1.7500 $69.01 1345 35290 08/18/63 10/01/91 1.7500 $77.17 0196 16281 01/01/69 09/01/90 2.8333 $196.83 9240 17010 10/23/50 08/01/90 2.9167 $237.63 3692 7608 07/22/34 07/01/85 8.0000 $1,036.82 4916 1054 04/02/38 06/01/88 5.0833 $530.72

C-59 Last Four Digits of Social Security Number Employee Number Date of Birth Date of Hire 6/30/93 Credited Service 6/30/93 Annual Accrued Benefit 8372 27327 09/15/50 12/01/91 1.5833 $76.21 2697 8886 12/06/50 07/01/87 6.0000 $715.75 0383 34910 07/19/58 07/01/90 3.0000 $176.44 7319 27258 03/01/63 09/01/91 1.8333 $72.42 4154 16488 05/22/51 04/01/91 2.2500 $347.75 4599 7238 05/31/61 11/01/89 3.6667 $365.03 7957 16757 04/24/72 07/01/90 3.0000 $69.80 0575 24852 07/16/64 02/01/92 1.4167 $68.12 8928 15361 08/29/56 08/01/89 3.9167 $292.37 9309 15484 06/29/55 10/01/89 3.7500 $370.48 7510 0 12/01/42 06/01/77 16.0833 $4,423.28 9459 34294 06/27/68 04/01/91 2.2500 $280.46 5433 30878 09/08/64 09/01/91 1.8333 $57.94 5225 16707 10/09/70 07/01/90 3.0000 $261.95 1450 19125 08/22/47 11/01/89 3.6667 $457.75 9976 34336 06/13/60 03/01/92 1.3333 $190.89 8030 30966 05/13/69 11/01/91 1.6667 $54.61 9649 30852 06/17/65 07/01/91 2.0000 $80.62 7322 20831 01/01/64 03/01/90 3.3333 $319.55 0045 35205 05/01/72 08/01/91 1.9167 $89.93 2722 11825 03/07/70 10/01/89 3.7500 $425.46 2632 19201 03/07/66 12/01/89 3.5833 $556.39 4867 35547 01/14/68 09/01/91 1.8333 $77.51 1076 30915 10/21/68 09/01/91 1.8333 $59.10 6797 14290 06/22/69 06/01/89 4.0833 $424.96 2544 10538 07/05/61 09/01/89 3.8333 $372.53 7909 31107 02/11/65 05/01/92 1.1667 $25.92 7562 35236 08/14/55 12/01/91 1.5833 $36.60 7913 31056 10/06/65 04/01/92 1.2500 $46.40 4073 21143 10/29/62 06/01/91 2.0833 $221.73 6549 29580 02/26/70 03/01/92 1.3333 $53.18 9211 35229 08/30/71 09/01/91 1.8333 $20.43 4864 21124 08/01/58 05/01/91 2.1667 $197.84 0897 21159 01/03/58 07/01/91 2.0000 $3.05 2839 35315 04/17/67 11/01/91 1.6667 $76.22 9022 35319 08/19/58 12/01/91 1.5833 $18.90 6475 21140 08/28/49 06/01/91 2.0833 $189.11 6761 0 03/01/53 00/01/00 93.5000 $61.28 9476 10481 09/14/66 05/01/90 3.1667 $544.34 8174 35268 10/16/59 10/01/91 1.7500 $68.10 8764 21164 08/30/72 07/01/91 2.0000 $68.41 6745 35260 01/28/65 10/01/91 1.7500 $67.57 0945 21116 09/11/71 05/01/91 2.1667 $213.42 9932 1815 09/27/35 07/01/59 34.0000 $5,934.98 Count = 4,347 DM_US 58905444-6.076961.0011 D-1 SUPPLEMENT D Provisions Relating to the Merger of Champion Products Inc. Hourly Employees’ Pension Plan D-1. Introduction. As reflected in Supplement A to the Hanesbrands Inc. Pension Plan (the “Plan”), effective as of the end of the day on December 31, 2005, certain assets and liabilities of the Sara Lee Consolidated Pension and Retirement Plan (the “SLC Plan”) were transferred to this Plan, as described in subsection 1.1 of the Plan. Participation and benefit accrual under this Plan were frozen effective as of the beginning of the day on January 1, 2006, as described more fully in the Plan, and the following provisions of this Supplement are subject to, and are to be interpreted consistently with, that freezing of participation and benefits. Champion Products, Inc. (“Champion”) formerly maintained the Champion Products Inc. Hourly Pension Plan (the “Champion Hourly Plan”) and was a subsidiary of Sara Lee Corporation. In October, 1994, Champion Products, Inc. closed its Norwich, New York facility. Due to the closing of that facility, employees of Champion ceased accruing benefits under the Champion Hourly Plan, and the Champion Hourly Plan effectively became a frozen plan. Effective on or about June 30, 1995 (the “Merger Date”), the Champion Hourly Plan merged into the SLC Plan. The purpose of this Supplement is to provide for the payment of benefits to participants in the Champion Hourly Plan (“Champion Hourly Participants”). As a result of the transfer of assets and liabilities from the SLC Plan to the Plan, benefits that were being paid, or that were eligible to be paid, to or on behalf of Champion Hourly Participants shall be paid from the Plan on and after January 1, 2006, at the same time and in the same amount and form as would have been paid under the Champion Hourly Plan and the SLC Plan, subject to the terms of the Plan as modified by this Supplement. D-2. Participation and Credited Service. Each Champion Hourly Participant on the Merger Date automatically became a Participant in the Plan on January 1, 2006. Notwithstanding the foregoing, the period of credited service taken into account for purposes of this Supplement D shall not exceed the period of credited service taken into account under the Champion Hourly Plan as of the Merger Date. D-3. Champion Hourly Participant’s Benefit at Normal Commencement Date. Upon a Champion Hourly Participant’s attainment of age 65 years (his “Normal Retirement Date”), the Champion Hourly Participant shall be entitled to a monthly pension under the Plan (the “Champion Hourly Benefit”). A Champion Hourly Benefit is payable as a life annuity or such other form as determined under paragraph D-6 below. The amount of each Champion Hourly Participant’s Champion Hourly Benefit under the Champion Hourly Plan immediately prior to the Merger Date is set forth on the schedule attached to and forming a part of this Supplement; provided, however, if the Plan Administrator determines that any amount set forth in such schedule has been incorrectly calculated, for whatever reason, the correct amount shall be the amount payable or credited to such Participant, notwithstanding the inclusion of such incorrect amount on the schedule. In no event shall a Champion Hourly

D-2 Participant’s accrued benefit be less than his or her accrued benefit under the Champion Hourly Plan as of the Merger Date. D-4. Champion Hourly Participant’s Benefit at Early Commencement Date. If a Champion Hourly Participant becomes eligible to commence benefits before the Normal Retirement Date, in accordance with subsection 5.3 or 5.5 of the Plan, such benefit shall be reduced using the actuarial factors specified in Exhibit I of this Supplement or the factors specified in subsection 5.3 or 5.5 of the Plan, whichever produces the larger benefit. D-5. Champion Hourly Participant’s Benefit at Disability Retirement Date. If a Champion Hourly Participant becomes entitled to and receives monthly disability insurance benefits under the federal Social Security Act, he or she shall be entitled to a monthly disability benefit if he or she has completed at least 10 years of vesting service (counting vesting service earned under the Champion Hourly Plan as well as any vesting service earned under the SLC Plan or the Plan after the Merger Date). A Champion Hourly Participant’s disability benefit begins on the first day of the month on or after the date he or she is entitled to monthly disability insurance benefits under the federal Social Security Act (his “Disability Retirement Date”). The amount of a Champion Hourly Participant’s disability benefit shall be based on his or her credited service (as defined in the Champion Hourly Plan) as of the Merger Date and any service credited under the Plan or the SLC Plan on and after the Merger Date. The amount of a Champion Hourly Participant’s disability retirement benefit attributable to service credited under the Champion Hourly Plan shall not be reduced for commencement prior to the Champion Hourly Participant’s Normal Retirement Date. The amount of a Champion Hourly Participant’s disability retirement benefit attributable to service credited under the Plan or the SLC Plan on and after the Merger Date shall be paid in the same form and at the same time as the disability retirement benefit described in the preceding sentence; but shall be reduced for commencement before the Normal Retirement Date pursuant to subsection 5.3 of the Plan and, if benefits commence before the Participant’s age 55, in accordance with the actuarial assumptions described in subsection 2.1 of the Plan. A Champion Hourly Participant’s disability benefit shall cease with the last monthly payment payable prior to such Participant’s death or recovery from disability, whichever is the earlier to occur. D-6. Form of Payment of Champion Hourly Benefit. Subject to subsection 6.2 of the Plan, a Champion Hourly Participant’s benefit determined under this Supplement plus any benefit earned under the Retirement Benefit provisions of the Plan shall be payable in any form otherwise available to a Plan Participant with a Retirement Benefit, subject to the provisions of Section 6 of the Plan. For purposes of converting to an optional form of benefit, benefits shall be valued in accordance with the actuarial assumptions set forth in Tables I and II of the Plan; provided, however, that in no event shall a Champion Hourly Participant’s Champion Hourly Benefit as of the Merger Date (converted to an optional form of payment pursuant to Table I or II, as applicable) be less than the Champion Hourly Benefit as of the Merger Date (converted to an optional form of payment under the actuarial assumptions set forth in Exhibit I to this Supplement). D-3 D-7. Death Benefits. If a Champion Hourly Participant dies before payment of any benefit (including disability benefits) to which such Participant is entitled under this Supplement and the Plan, a death benefit, determined and payable in accordance with subsection 5.6 or 5.7, as applicable, of the Plan, and including such Participant’s Champion Hourly Benefit, shall be payable to such Participant’s surviving Spouse or beneficiary, as determined in accordance with subsection 5.6 or 5.7 of the Plan. D-8. Limitations. Except to the extent expressly provided herein, the benefits provided pursuant to this Supplement D for a Champion Hourly Participant on account of participation under the Champion Hourly Plan are subject to all of the terms and conditions of the Plan. Unless specified otherwise, terms used in this Supplement D which are defined in the Plan shall have the same meanings as given them in the Plan.

D-4 EXHIBIT I TO SUPPLEMENT D Champion Hourly Plan Actuarial Assumptions 1. Mortality: UP-1984 Table; provided that for this purpose: (a) the beneficiary of a Champion Hourly Participant shall be deemed to be three years younger than such beneficiary’s actual age; (b) a Champion Hourly Participant older than age 65 and his or her Spouse shall be deemed to remain at their respective ages as of the date when the Participant attained age 65. 2. Interest: 6% per annum compounded annually. 3. Early Commencement Reduction Factor: If a Champion Hourly Participant elects to receive his or her monthly benefit prior to Normal Retirement Date, the Participant’s monthly benefit shall be reduced by 1/180 for each full month that the date of commencement precedes such Participant’s Normal Retirement Date. D-5 SCHEDULE TO SUPPLEMENT D CHAMPION HOURLY PARTICIPANTS ACCRUED BENEFITS AS OF JUNE 30, 1995 Last Four Digits of Social Security Number Champion Hourly Benefit 1474 35.42 4706 72.50 8012 80.00 4441 190.00 5826 116.25 0269 69.17 3720 42.20 6459 120.00 1173 69.58 8988 33.75 7827 118.34 0113 67.00 0234 22.08 8593 21.67 4207 113.33 3069 120.74 7066 56.67 9375 49.17 8982 57.92 0746 7.50 3993 32.08 0543 17.50 4190 67.75 1324 10.00 3481 44.59 6063 35.28 8859 34.17 9407 18.34 2869 25.42 3350 98.75 0202 72.00

D-6 Last Four Digits of Social Security Number Champion Hourly Benefit 6363 6.25 4813 132.92 6252 9.58 3218 32.92 6675 113.75 2418 76.25 9733 58.75 2282 44.17 5751 74.30 3107 68.75 8596 93.75 1081 103.75 9968 30.00 0568 20.42 4597 50.00 3305 70.84 9052 30.42 0576 84.59 1526 15.42 7253 31.67 4110 90.00 9027 63.75 9263 113.33 3241 38.75 3709 145.00 8999 32.92 3214 34.59 9493 71.67 1789 50.00 7896 50.00 3816 28.67 3618 27.09 9827 46.25 2220 66.67 1953 15.00 3692 7.92 5316 46.94 7369 117.67 5901 52.40 7852 37.00 9723 15.84 5258 17.92 D-7 Last Four Digits of Social Security Number Champion Hourly Benefit 5856 95.00 8180 7.09 4854 42.09 9414 35.42 2414 15.84 9799 43.34 3644 60.84 1906 8.34 7872 102.09 4275 66.00 6626 7.92 9904 17.09 8775 31.67 9492 21.25 4816 125.70 5901 34.59 4495 72.33 2143 69.59 4540 43.75 7806 15.42 7066 52.09 7645 30.00 4513 90.00 5383 20.84 4497 90.00 1362 28.75 9687 22.43 7782 40.84 2225 65.84 5838 47.17 4919 10.84 9375 22.08 2312 57.50 2151 180.42 1839 101.67 9386 43.34 1954 185.42 6488 35.42 7246 15.00 4400 26.25 8777 55.42 4542 90.00

D-8 Last Four Digits of Social Security Number Champion Hourly Benefit 4576 78.50 6748 8.34 5210 35.84 3207 15.84 0723 52.50 9819 15.84 1307 44.59 1599 50.84 3489 46.67 8398 50.84 7353 32.50 7923 96.67 8538 25.42 9672 16.74 0783 72.92 4968 69.48 2904 56.67 3175 35.33 8493 47.09 3422 26.25 9859 31.67 8718 23.33 8064 57.92 8729 7.50 1009 6.67 9866 40.00 1000 40.00 1530 121.67 9483 47.92 2909 57.09 4379 20.25 2542 87.18 4602 37.00 2582 37.92 9188 46.25 9978 49.00 7466 25.84 5573 7.92 7768 25.84 7468 98.75 8594 16.67 9773 40.84 D-9 Last Four Digits of Social Security Number Champion Hourly Benefit 4906 46.75 4949 70.42 7665 84.59 8931 125.00 1314 57.92 1678 115.84 1408 122.40 5857 48.17 8875 57.00 8071 23.75 0101 35.84 4173 90.00 4429 90.00 7511 18.33 4620 50.00 1699 27.92 9113 36.67 0401 42.50 4924 35.00 0290 128.33 8532 36.67 8266 35.42 6334 98.70 3050 47.08 6296 103.91 6296 132.50 1005 40.84 3584 28.34 0215 35.84 4312 55.84 8000 45.84 6418 44.17 6156 14.17 1668 24.33 6131 38.25 0579 39.17 1043 7.50 0006 5.42 4218 37.50 1774 28.34 9916 46.25 1942 118.33

D-10 Last Four Digits of Social Security Number Champion Hourly Benefit 2148 22.09 0028 40.42 8251 37.09 4490 37.09 0635 136.67 0430 30.00 1629 30.42 4645 37.92 7819 34.59 5675 112.08 2562 68.34 6575 50.00 2871 41.67 0998 22.50 0902 47.92 4419 37.50 4281 39.31 1462 67.40 8543 37.50 6287 72.00 9843 74.59 4348 37.50 7976 79.17 4780 15.84 0815 25.84 1514 68.34 4883 38.67 4203 90.00 9108 33.75 4978 82.50 9480 22.92 1003 30.42 8897 52.50 9294 30.67 6128 66.25 4638 50.00 4271 140.42 6328 112.78 5852 15.84 1313 23.34 9250 60.42 1647 52.77 D-11 Last Four Digits of Social Security Number Champion Hourly Benefit 8676 38.34 0136 112.00 2019 76.25 8020 59.17 1479 55.42 7831 69.59 6733 43.75 4259 71.67 7276 47.50 6222 72.00 5242 94.00 6591 21.25 8720 77.92 4064 35.42 3102 7.50 8837 39.59 8872 60.00 0699 34.00 1771 70.00 6723 30.84 6942 75.00 3168 135.83 0201 8.75 6347 29.59 1006 3.34 4588 65.80 3447 25.42 8642 55.84 7088 26.25 3442 25.00 5918 23.34 5592 57.55 4999 65.00 6441 112.78 0629 112.50 3256 9.17 9202 32.92 03491 65.52 1639 25.00 8864 55.42 0349 26.25 6078 26.25

D-12 Last Four Digits of Social Security Number Champion Hourly Benefit 0526 122.50 3746 102.08 4817 106.00 9196 43.75 1599 50.00 0171 37.09 9257 38.34 7780 92.09 1800 51.20 0158 34.17 1278 67.50 5906 8.75 5364 29.59 3337 32.92 5745 39.95 2316 31.67 6121 7.50 9587 82.92 8374 27.92 2904 72.09 3862 37.50 1982 39.59 3598 26.54 8522 38.34 8718 15.84 2066 7.92 0244 34.59 8534 58.00 5717 25.42 4474 39.17 5329 26.67 3425 30.42 7900 10.42 4003 27.50 5561 72.00 6605 24.59 5529 27.92 6494 70.42 0044 38.75 2767 1.67 0736 45.00 9522 7.09 D-13 Last Four Digits of Social Security Number Champion Hourly Benefit 8694 63.67 3765 31.67 1560 28.00 5066 6.25 5872 40.47 DM_US 58903016-6.076961.0011

E-1 SUPPLEMENT E Provisions Relating to the Merger of Pension Plan of Adams-Millis Corporation E-1. Introduction. As reflected in Supplement A to the Hanesbrands Inc. Pension Plan (the “Plan”), effective as of the end of the day on December 31, 2005, certain assets and liabilities of the Sara Lee Consolidated Pension and Retirement Plan (the “SLC Plan”) were transferred to this Plan, as described in subsection 1.1 of the Plan. Participation and benefit accrual under this Plan were frozen effective as of the beginning of the day on January 1, 2006, as described more fully in the Plan, and the following provisions of this Supplement are subject to, and are to be interpreted consistently with, that freezing of participation and benefits. Prior to June 30, 1996, Sara Lee Sock Company, formerly known as Adams-Millis Corporation (“Adams-Millis”), maintained the Pension Plan of Adams- Millis Corporation (the “Adams-Millis Plan”). Effective as of June 30, 1996 (the “Merger Date”), the Adams-Millis Plan was merged into the SLC Plan. As a result of the transfer of assets and liabilities from the SLC Plan to the Plan, benefits that were being paid or were eligible to be paid to or on behalf of participants in the Adams-Millis Plan shall be paid from the Plan on and after January 1, 2006 in the same manner and form as would have been paid under the Adams-Millis Plan subject to the terms of the Plan as modified by this Supplement E, and, with respect to certain salaried participants in the Adams-Millis Plan, Supplement G. The schedule to this Supplement E sets forth the amount of each former Adams-Millis Plan participant’s benefit under the Adams-Millis Plan and is used with both this Supplement E and Supplement G (with respect to certain salaried participants in the Adams-Millis Plan) to determine the amount payable from the Plan to former participants in the Adams-Millis Plan. E-2. Participation. Each participant in the Adams-Millis Plan on the Merger Date (or who would have become a participant in the Adams-Millis Plan on the day immediately following the Merger Date) who was not previously a participant in the SLC Plan automatically became a participant in the SLC Plan on the Merger Date. After the Merger Date, each other employee of Sara Lee Sock Company (other than those employees designated as “A” or “B” Level Executives) became a participant in the SLC Plan, if at all, in accordance with the terms of the SLC Plan, subject to the following: (a) For the period from the Merger Date until January 1, 1997 (the “Conversion Date”), each such employee was eligible to participate in the SLBA Benefits Part of the SLC Plan on the date such employee would have commenced participation in the Adams-Millis Plan, as determined under the terms of the Adams-Millis Plan in effect immediately prior to the Merger Date. (b) For the period beginning on the Conversion Date, the eligibility of Adams-Millis salaried employees was determined under the E-2 SLC Benefits Part of the SLC Plan, and the benefits of any Adams-Millis salaried employees participating in the SLC Plan prior to the Conversion Date was thereafter determined under the SLC Benefits Part of the SLC Plan. (c) For the period beginning on the Conversion Date, the eligibility of Adams-Millis hourly employees was determined under the SLBA Benefits Part of the SLC Plan. Employees of Adams-Millis Corporation/Sara Lee Sock Company who became participants in the SLBA Benefits Part as described above are referred to herein as “Adams-Millis Participants”. E-3. Amount of Adams-Millis Participant’s Benefit on or after Normal Retirement Date. At retirement under the Plan on or after Normal Retirement Date, an Adams-Millis Participant shall be entitled to a monthly benefit, payable in the single life annuity form, consisting of the sum of the following: (a) A monthly Retirement Benefit in accordance with the terms of the SLBA Benefits Part based upon such Participant’s Credited Service and Compensation under the SLBA Benefits Part from and after the Conversion Date, as described in Section 5 of the Plan. (b) An additional amount of monthly benefit (the “Adams-Millis Benefit”) the Participant would have received under the Adams- Millis Plan as in effect on the Merger Date, as if the Adams- Millis Plan had remained in effect until the Conversion Date and based on such Participant’s Average Compensation, Creditable Service, and Final Average Compensation (all as defined in the Adams-Millis Plan) up to the Conversion Date. The amount of each Adams-Millis Participant’s Adams-Millis Benefit and years of service as of the Conversion Date shall be set forth on the schedule attached to and forming a part of this Supplement; provided, however, if the Committee determines that any amount set forth in such schedule has been incorrectly calculated, for whatever reason, the correct amount shall be the amount payable or credited to such Participant, notwithstanding the inclusion of such incorrect amount on the schedule. E-4. Adams-Millis Participant’s Benefit at Early Commencement Date. An Adams-Millis Participant shall be eligible to receive a monthly benefit under the Plan before Normal Retirement Date in accordance with subsection 5.3 or 5.5 of the Plan. The amount of such benefit shall include the amount of such Participant’s Adams-Millis Benefit. If any benefit becomes payable before such Participant’s Normal Retirement Date, the entire amount of such Participant’s monthly benefit determined pursuant to paragraph E-3 shall be reduced in accordance with subsection 5.3 of the Plan.

E-3 E-5. Adams-Millis Participant’s Benefit at Disability Retirement Date. (a) Eligibility. If an Adams-Millis Participant who has 10 or more Years of Service suffers a disability (as defined below) before his or her Normal Retirement Date and before his or her Separation Date, he or she shall be retired as of the first day of the calendar month next following the establishment of disability, and such date shall be the Adams-Millis Participant’s Disability Retirement Date. For purposes of determining eligibility for a disability retirement benefit, an Adams-Millis Participant shall receive credit for Years of Service under both the Plan and the Adams-Millis Plan. (b) Definition of “Disability”. For purposes of this paragraph, the disability of an Adams-Millis Participant shall be established in the same manner as provided for establishing a Total Disability under subsection 2.30 of the Plan. (c) Amount of Disability Retirement Benefit. The disability retirement benefit of an Adams-Millis Participant shall equal his or her Adams-Millis Benefit as of his or her Disability Retirement Date and shall be payable to the Adams-Millis Participant pursuant to paragraph E-6 commencing as of the Normal Retirement Date. Notwithstanding the immediately preceding sentence, by at least ten days’ written notice to the Committee, which notice shall be irrevocable when made, a Participant who has retired on account of disability may elect to commence receiving his or her disability retirement benefit in any month including or following his or her Disability Retirement Date, in which event the disability retirement benefit shall be reduced by 1/15th for each of the first five years and 1/30th for each of the next five years by which the starting date of his disability retirement benefit precedes the Participant’s Normal Retirement Date, and actuarially reduced (using the actuarial factors described in subsection 2.1 of the Plan) for each additional year by which the starting date of his or her disability retirement benefit precedes the Normal Retirement Date. E-6. Form of Payment. Subject to subsection 6.2 of the Plan, an Adams- Millis Participant’s full benefit determined under paragraph E-3 shall be payable in any form otherwise available to a Plan Participant with a Retirement Benefit, subject to the provisions of Section 6 of the Plan, except as follows: (a) The Adams-Millis Participant may elect to receive payment of his or her Adams-Millis Benefit, but not his or her Retirement Benefit, in the E-4 form of the Social Security Adjustment Option described in subparagraph 6.4(d) of the Plan, but disregarding the last paragraph thereof and substituting age 65 for the earliest age at which the Participant is eligible for Social Security benefits. (b) The Adams-Millis Participant may not elect to receive payment of his or her Adams-Millis Benefit in the form of the period certain annuity described in subparagraph 6.4(c) of the Plan. (c) An Adams-Millis Participant who is considered a deferred vested participant pursuant to subsection 5.5 of the Plan may elect to receive payment of his or her Adams-Millis Benefit in the form of a 10-year period certain and life annuity (as described in subparagraph 6.4(a) of the Plan) and a 100% contingent annuitant option (as described in subparagraph 6.4(b) of the Plan) in addition to the forms of payment described in subsection 6.5 of the Plan and subparagraph (a) above. All optional forms of benefit shall be actuarially equivalent, as determined using the actuarial factors in Table I or II, as applicable. In no event shall the amount of an Adams-Millis Participant’s Adams-Millis Benefit hereunder be less than the benefit such Participant would have received, as of the Merger Date, under the Adams-Millis Plan based on the terms of such plan and the plan’s optional form factors as in effect immediately before the Merger Date. An Adams-Millis Participant may elect a form of payment and commencement date for his or her Adams-Millis Benefit that differs from the form of payment and commencement date for any other benefit payable under the Plan. E-7. Death Benefits. At an Adams-Millis Participant’s death before payment of a any benefit (including disability benefits) to which such Participant is entitled under the Plan and this Supplement, a death benefit, determined and payable in accordance with subsection 5.6 or 5.7, as applicable, of the Plan, and including such Participant’s Adams- Millis Benefit, shall be payable to such Participant’s surviving Spouse or beneficiary, as determined in accordance with subsection 5.6 or 5.7 of the Plan. E-8. Limitations. Except to the extent expressly provided herein, the benefits provided pursuant to this Supplement E for an Adams-Millis Participant on account of participation under the Adams-Millis Plan are subject to all of the terms and conditions of the Plan. Unless specified otherwise, terms used in this Supplement E which are defined in the Plan shall have the same meanings as given them in the Plan. In no event shall the amount of an Adams-Millis Participant’s benefit hereunder be less than the benefit such participant would have received, as of the Merger Date, under the Adams-Millis Plan based on the terms of such plan as in effect immediately before the Merger Date.

E-5 SCHEDULE TO SUPPLEMENT E Adams-Millis Participants’ Benefits and Years of Service as of January 1, 1997 LAST FOUR DIGITS OF SOCIAL SECURITY NUMBER DATE OF BIRTH DATE OF HIRE 12/31/96 VESTING SERVICE 12/31/96 CREDITED SERVICE 12/31/96 FINAL AVERAGE EARNINGS ACCRUED BENEFIT 3504 07/08/54 09/11/95 1.0000 1.0000 $84,995.00 $1,070.35 2183 02/25/72 09/12/95 1.0000 1.0000 $17,996.36 $163.50 8633 03/15/37 06/17/92 5.0000 5.0000 $16,180.56 $806.69 9759 01/19/47 03/04/91 6.0000 6.0000 $27,776.76 $1,677.88 9892 04/27/59 06/01/87 8.0000 8.0000 $18,351.78 $1,533.76 8483 12/20/54 04/14/92 5.0000 5.0000 $80,082.12 $4,921.42 3348 01/16/66 09/01/92 4.0000 4.0000 $48,291.76 $1,858.43 8131 09/08/55 11/01/94 2.0000 2.0000 $14,082.61 $309.80 1980 02/12/48 01/27/86 11.0000 11.0000 $13,774.07 $1,532.88 5864 06/30/52 11/09/94 2.0000 2.0000 $76,466.68 $1,861.27 2973 06/24/59 09/08/92 4.0000 4.0000 $56,711.93 $2,457.49 1641 07/17/75 08/29/95 1.0000 1.0000 $19,791.62 $163.81 6837 04/26/46 03/06/93 4.0000 4.0000 $15,823.52 $664.58 8894 09/05/48 06/13/88 9.0000 6.0000 $84,549.89 $6,585.05 0298 11/26/70 08/21/95 1.0000 1.0000 $20,049.33 $186.71 8919 09/04/62 10/19/81 11.0000 10.0000 $15,828.83 $1,394.74 5765 12/18/67 04/12/94 3.0000 3.0000 $14,414.93 $413.03 6955 05/22/69 05/04/87 9.0000 9.0000 $14,166.97 $984.02 3995 06/07/61 06/19/95 1.0000 1.0000 $16,073.77 $176.82 4325 04/26/58 10/05/94 2.0000 2.0000 $13,419.89 $295.24 4028 01/18/69 06/14/94 3.0000 3.0000 $22,171.88 $619.43 4525 03/04/67 07/11/95 1.0000 1.0000 $12,091.76 $125.13 5388 06/10/41 04/09/73 23.7277 23.7500 $17,073.82 $3,936.88 1071 02/19/62 09/15/93 3.0000 3.0000 $17,718.73 $584.72 4412 02/05/42 05/08/89 8.0000 8.0000 $41,750.49 $3,230.28 5436 12/22/65 05/14/94 2.0000 2.0000 $8,757.96 $181.26 9056 03/15/46 07/25/71 25.4333 25.4166 $20,116.13 $4,248.23 9642 08/08/71 10/03/94 2.0000 2.0000 $20,429.09 $362.38 9747 11/21/69 12/12/94 2.0000 2.0000 $14,595.56 $309.78 7733 04/26/65 07/18/95 2.0000 2.0000 $18,687.37 $397.75 8012 10/26/64 07/14/93 3.0000 3.0000 $16,227.72 $503.71 0323 04/05/39 05/14/94 3.0000 3.0000 $14,673.72 $462.22 1265 11/27/53 08/19/91 6.0000 6.0000 $21,590.69 $1,321.20 1927 01/27/68 07/12/93 3.0000 3.0000 $17,410.80 $498.87 1969 08/22/68 03/27/95 2.0000 2.0000 $11,497.09 $219.61 7960 11/28/67 03/22/94 3.0000 3.0000 $24,520.43 $702.58 0128 08/28/47 10/03/95 1.0000 1.0000 $13,574.83 $142.53 6424 04/05/48 03/13/78 19.0000 19.0000 $17,877.55 $3,213.35 5576 06/07/65 06/12/89 7.0000 3.0000 $36,085.43 $1,089.86 1704 12/07/56 08/12/91 5.0000 5.0000 $16,108.36 $849.54 8949 04/27/61 07/19/88 8.0000 8.0000 $14,058.05 $1,189.27 0868 08/05/54 07/01/91 6.0000 6.0000 $26,373.83 $1,565.17 2397 05/24/53 08/03/93 3.0000 3.0000 $15,616.19 $491.91 2499 06/13/50 03/19/84 7.0000 6.0000 $82,841.10 $6,455.52 7592 09/15/63 07/14/93 3.0000 3.0000 $9,732.09 $310.72 1835 09/29/53 10/03/95 1.0000 1.0000 $11,348.25 $119.16 E-6 LAST FOUR DIGITS OF SOCIAL SECURITY NUMBER DATE OF BIRTH DATE OF HIRE 12/31/96 VESTING SERVICE 12/31/96 CREDITED SERVICE 12/31/96 FINAL AVERAGE EARNINGS ACCRUED BENEFIT 5406 03/04/36 03/07/95 2.0000 2.0000 $17,002.89 $340.05 3078 04/19/57 01/29/76 21.0000 21.0000 $28,639.93 $4,395.40 3377 01/12/66 06/12/95 1.0000 1.0000 $12,810.68 $136.34 3903 01/16/51 08/10/92 4.0000 4.0000 $43,414.93 $1,778.18 9256 05/23/50 08/18/71 25.3694 25.3333 $22,103.33 $4,146.58 8632 04/15/62 02/15/88 9.0000 9.0000 $16,482.24 $1,491.21 0907 05/05/48 04/06/87 10.0000 6.0000 $70,506.88 $5,110.58 7729 02/19/68 06/08/92 5.0000 5.0000 $59,786.32 $2,694.41 6181 10/14/72 12/13/94 2.0000 2.0000 $12,736.20 $220.65 1338 05/13/58 09/01/93 3.0000 3.0000 $14,460.16 $477.19 5161 10/06/68 01/16/93 4.0000 4.0000 $17,300.28 $628.71 5756 07/10/71 05/20/91 6.0000 6.0000 $14,002.20 $664.30 6372 09/11/75 11/01/94 2.0000 2.0000 $15,961.04 $258.51 8784 03/24/38 10/18/79 17.0000 17.0000 $13,444.17 $2,142.66 6648 05/08/75 05/03/95 2.0000 2.0000 $10,106.15 $167.30 8543 01/22/60 10/27/86 9.0000 9.0000 $22,619.96 $2,297.55 8270 03/17/48 05/25/70 26.6000 26.5833 $15,316.00 $3,270.81 9008 06/24/55 04/21/80 17.0000 17.0000 $14,339.49 $2,191.41 9669 10/20/67 01/13/86 11.0000 11.0000 $19,997.66 $1,598.26 9682 08/02/64 06/27/83 13.0000 13.0000 $24,737.78 $2,347.50 9964 11/29/51 01/04/95 2.0000 2.0000 $20,192.63 $424.05 3700 04/28/67 07/10/89 7.0000 7.0000 $14,877.22 $892.37 7842 05/02/60 06/27/95 1.0000 1.0000 $14,254.75 $156.79 7093 10/07/74 08/10/92 4.0000 4.0000 $19,029.76 $588.94 1873 05/10/65 06/08/81 16.0000 16.0000 $22,511.55 $2,704.81 2025 01/11/74 09/30/91 1.0000 1.0000 $18,136.39 $168.18 4643 10/02/73 02/24/92 5.0000 5.0000 $14,424.64 $583.67 4504 10/06/67 04/23/91 6.0000 6.0000 $13,509.50 $729.17 5646 07/23/68 03/14/86 11.0000 11.0000 $15,837.16 $1,172.70 2872 01/26/71 02/04/91 6.0000 6.0000 $19,924.62 $941.43 9947 11/08/72 11/08/95 1.0000 1.0000 $20,502.70 $181.84 0553 10/09/72 06/15/92 5.0000 5.0000 $17,300.57 $693.15 1106 05/11/40 05/02/60 36.6638 33.2500 $14,666.40 $3,992.51 1718 05/13/42 08/09/61 35.3944 33.2500 $18,323.83 $4,788.65 8966 04/20/42 01/31/95 2.0000 2.0000 $13,292.27 $279.14 2885 12/15/49 10/29/90 6.0000 6.0000 $17,483.37 $1,009.14 4192 07/08/52 09/20/79 17.0000 17.0000 $24,565.63 $3,760.89 5718 05/02/53 08/31/94 1.0000 1.0000 $11,301.63 $115.87 8528 03/15/56 01/14/85 12.0000 12.0000 $16,576.75 $1,965.74 2634 07/31/53 03/07/74 22.8166 22.8333 $11,543.34 $2,050.59 2936 01/22/60 01/05/78 19.0000 19.0000 $28,740.18 $3,880.31 8019 02/12/60 02/11/80 17.0000 17.0000 $17,448.55 $2,273.53 8030 07/11/59 04/26/89 4.0000 4.0000 $31,553.69 $2,061.94 4461 07/07/70 11/06/89 7.0000 7.0000 $19,711.01 $899.83 6818 08/01/75 09/06/95 1.0000 1.0000 $17,886.39 $148.04 9287 06/14/64 06/17/94 2.0000 2.0000 $13,347.94 $284.11 9342 01/28/63 10/14/91 5.0000 5.0000 $18,721.21 $964.98 1546 08/09/73 05/12/94 3.0000 3.0000 $13,143.74 $326.42 7511 05/30/66 09/05/91 5.0000 5.0000 $26,704.48 $1,281.88 7971 07/16/73 01/27/94 3.0000 3.0000 $21,852.50 $542.70 9185 06/22/74 01/27/94 3.0000 3.0000 $21,078.83 $512.10 7797 09/12/71 02/03/93 3.0000 3.0000 $10,910.04 $283.54 7018 05/29/71 06/29/92 4.0000 4.0000 $16,856.65 $557.49 3414 12/10/37 10/28/85 11.0000 11.0000 $14,747.18 $1,456.80 4772 10/31/36 01/11/66 30.9722 31.0000 $16,271.72 $4,230.10 8988 06/08/38 01/20/86 11.0000 11.0000 $17,578.67 $1,988.18 9321 07/18/42 02/21/61 30.8611 28.2500 $17,310.31 $4,355.78 9417 09/02/42 09/22/71 25.2750 25.2500 $17,461.13 $4,095.23 1333 01/11/48 03/24/70 26.7694 26.7500 $14,999.88 $3,069.99 8598 08/15/59 04/21/92 5.0000 5.0000 $14,263.15 $776.19 5246 01/05/60 04/20/92 5.0000 5.0000 $12,975.18 $830.92 5670 06/06/65 08/28/85 11.0000 11.0000 $16,828.44 $1,464.41

E-7 LAST FOUR DIGITS OF SOCIAL SECURITY NUMBER DATE OF BIRTH DATE OF HIRE 12/31/96 VESTING SERVICE 12/31/96 CREDITED SERVICE 12/31/96 FINAL AVERAGE EARNINGS ACCRUED BENEFIT 1662 04/01/71 04/10/95 2.0000 2.0000 $13,500.65 $245.31 7536 07/23/74 09/13/93 3.0000 3.0000 $17,936.06 $435.75 2306 08/21/56 05/20/94 2.0000 2.0000 $14,489.50 $317.62 3418 07/28/44 07/09/79 18.0000 18.0000 $23,325.99 $4,155.48 0016 08/27/63 05/07/84 12.0000 12.0000 $21,115.49 $1,860.83 1215 07/17/59 05/12/80 17.0000 5.0000 $28,490.31 $1,545.05 8087 04/30/60 02/17/95 2.0000 2.0000 $19,296.82 $424.55 6600 04/16/59 12/07/92 4.0000 4.0000 $17,638.09 $752.01 5665 09/15/61 06/18/81 15.0000 15.0000 $14,028.12 $1,700.62 1986 03/09/69 03/16/92 5.0000 5.0000 $17,466.46 $767.42 2035 09/28/62 08/15/88 5.0000 5.0000 $22,461.30 $1,170.16 2669 03/31/69 08/22/94 2.0000 2.0000 $10,349.81 $197.70 9038 05/23/70 09/13/89 7.0000 7.0000 $13,872.94 $770.51 0425 01/18/64 02/08/95 2.0000 2.0000 $17,539.54 $385.85 3752 06/23/62 04/17/90 7.0000 7.0000 $30,120.32 $1,987.32 1167 09/23/63 10/03/84 12.0000 12.0000 $23,418.28 $2,179.57 1619 11/23/64 04/23/90 7.0000 7.0000 $27,252.88 $1,782.51 2834 10/13/71 12/05/89 7.0000 7.0000 $28,481.27 $1,272.60 3999 08/13/75 03/02/93 4.0000 4.0000 $19,529.82 $703.14 6549 07/17/43 09/23/76 20.0000 20.0000 $32,191.78 $5,633.56 8612 01/09/46 02/20/83 12.0000 12.0000 $22,615.08 $2,444.90 6280 01/24/48 03/26/79 18.0000 18.0000 $18,017.56 $3,338.65 6933 10/14/50 05/17/95 1.0000 1.0000 $12,256.95 $128.70 2690 11/28/54 11/06/91 5.0000 5.0000 $13,691.19 $727.16 4260 10/01/53 08/04/75 21.4083 21.4166 $16,482.22 $2,627.96 6905 09/17/54 04/23/78 19.0000 19.0000 $38,165.52 $5,927.92 8521 11/20/54 10/29/79 14.0000 14.0000 $17,127.52 $2,236.77 8789 12/27/55 08/15/88 8.0000 8.0000 $16,892.07 $1,396.41 7005 04/11/61 01/11/93 4.0000 4.0000 $13,025.47 $573.11 3631 06/24/60 02/22/88 6.0000 6.0000 $17,138.62 $885.36 4800 06/23/64 08/10/83 13.0000 13.0000 $18,499.19 $1,709.64 1863 11/12/74 05/20/94 3.0000 3.0000 $17,741.45 $431.02 5419 06/11/71 01/15/90 4.0000 4.0000 $10,381.95 $412.49 9923 02/02/39 02/12/59 37.8861 33.2500 $19,375.62 $5,037.90 4984 08/15/41 09/07/94 2.0000 2.0000 $14,755.07 $309.86 5475 01/01/50 05/05/95 2.0000 2.0000 $12,728.47 $267.30 1037 04/27/52 01/30/84 8.0000 8.0000 $12,084.73 $1,015.10 2121 01/11/51 04/27/87 10.0000 10.0000 $35,075.74 $3,349.54 1915 05/17/55 08/10/81 15.0000 1.0000 $100,043.47 $1,356.19 1017 03/20/55 12/04/89 7.0000 7.0000 $32,414.67 $2,308.52 1607 10/16/55 02/14/80 8.0000 8.0000 $13,454.32 $832.56 0650 01/20/70 03/18/94 3.0000 3.0000 $15,605.40 $425.34 9887 04/06/58 02/27/78 19.0000 19.0000 $17,358.20 $2,585.95 7587 09/06/58 01/09/84 13.0000 13.0000 $9,341.37 $1,153.34 3492 12/31/64 10/23/84 12.0000 12.0000 $15,802.24 $1,455.42 6447 02/19/75 01/03/95 2.0000 2.0000 $16,745.86 $277.21 4218 04/17/74 05/04/92 5.0000 5.0000 $16,802.69 $654.56 7026 04/01/74 04/03/95 2.0000 2.0000 $16,783.65 $284.15 5094 04/01/67 04/14/86 10.0000 10.0000 $22,544.78 $1,624.74 3911 04/02/71 12/08/93 3.0000 3.0000 $14,350.56 $381.83 7683 05/24/71 03/29/95 2.0000 2.0000 $12,091.62 $219.71 1376 11/05/68 01/18/87 10.0000 10.0000 $16,184.80 $1,077.49 4849 04/29/39 02/05/68 28.9055 28.9166 $18,747.36 $4,942.04 4917 03/25/40 09/01/70 25.3333 25.3333 $14,585.67 $3,482.72 1439 05/19/38 02/20/84 13.0000 13.0000 $16,148.13 $2,191.49 7565 10/21/40 01/14/74 22.9638 23.0000 $14,523.17 $3,149.76 8691 10/07/40 06/24/57 39.5194 33.2500 $30,955.68 $8,101.47 6423 01/09/42 02/18/66 30.8694 30.8333 $41,037.09 $10,414.80 9282 05/11/44 04/21/80 15.0000 15.0000 $16,393.68 $2,714.78 9292 02/17/42 02/13/88 9.0000 9.0000 $37,729.57 $3,144.45 4782 08/17/46 07/08/94 2.0000 2.0000 $27,153.39 $570.24 7045 02/10/65 07/18/81 15.0000 15.0000 $24,823.56 $2,864.88 E-8 LAST FOUR DIGITS OF SOCIAL SECURITY NUMBER DATE OF BIRTH DATE OF HIRE 12/31/96 VESTING SERVICE 12/31/96 CREDITED SERVICE 12/31/96 FINAL AVERAGE EARNINGS ACCRUED BENEFIT 8121 01/05/50 10/07/79 17.0000 17.0000 $19,919.91 $3,033.03 9616 01/03/52 07/16/79 17.0000 17.0000 $16,272.39 $2,538.66 5280 12/09/54 01/21/80 17.0000 17.0000 $18,291.84 $2,444.18 0517 04/25/57 02/17/86 11.0000 11.0000 $13,982.15 $1,680.86 0142 10/02/57 07/06/93 4.0000 4.0000 $21,468.45 $944.59 8932 05/13/59 01/24/91 6.0000 6.0000 $19,581.23 $1,204.20 7388 08/22/59 04/03/78 19.0000 19.0000 $15,371.94 $2,175.21 2367 10/26/72 02/22/93 4.0000 4.0000 $14,089.48 $466.52 3406 07/31/71 08/25/87 9.0000 9.0000 $15,205.37 $925.70 4132 07/23/65 09/21/92 4.0000 4.0000 $16,373.23 $618.62 6190 08/19/65 05/02/94 3.0000 3.0000 $20,199.62 $610.07 5575 06/26/67 10/21/85 5.0000 5.0000 $11,212.95 $536.96 8448 11/20/69 05/24/93 4.0000 4.0000 $12,650.77 $448.81 0666 02/28/36 03/11/64 11.0000 10.0000 $35,328.24 $3,497.76 7216 05/21/37 02/08/73 11.0000 10.0000 $32,411.70 $3,120.14 3819 08/14/65 02/22/93 4.0000 4.0000 $14,864.05 $582.81 8913 09/30/46 09/02/86 10.0000 10.0000 $17,505.36 $1,712.60 4152 04/04/60 06/01/91 6.0000 6.0000 $13,621.34 $906.02 0835 11/04/47 08/01/94 2.0000 2.0000 $19,647.41 $412.59 4503 11/18/49 11/17/80 15.0000 15.0000 $16,666.07 $2,337.46 1606 08/08/52 07/09/73 23.4777 23.5000 $22,393.57 $3,762.91 1965 05/29/51 07/02/84 12.0000 12.0000 $16,236.30 $1,912.41 3200 10/10/52 01/24/83 11.0000 11.0000 $14,346.78 $1,615.45 0664 02/28/68 11/19/91 5.0000 5.0000 $16,559.02 $720.36 1869 10/09/53 12/03/73 23.0777 23.0833 $30,999.91 $5,168.55 3996 04/12/56 05/31/93 4.0000 4.0000 $15,897.39 $699.50 9978 09/15/62 09/21/81 15.0000 15.0000 $13,618.17 $1,621.58 2045 10/26/62 06/06/85 11.0000 10.0000 $31,044.61 $2,478.83 4618 02/25/69 05/21/95 1.0000 1.0000 $12,424.05 $121.81 4089 09/17/33 04/14/70 19.7138 19.7500 $12,417.62 $2,145.92 1815 11/08/74 06/08/92 3.0000 3.0000 $19,772.56 $482.94 8689 11/19/40 05/28/68 28.5916 28.5833 $21,118.98 $5,307.88 0642 05/15/41 07/09/79 17.0000 17.0000 $18,789.41 $3,182.90 7547 10/21/40 09/15/80 16.0000 16.0000 $15,117.93 $2,116.51 9337 09/30/40 09/10/84 12.0000 12.0000 $18,060.46 $2,148.55 9495 11/25/44 11/06/91 5.0000 5.0000 $14,675.03 $751.02 4966 09/06/45 10/01/79 17.0000 17.0000 $21,237.93 $3,675.21 2142 08/01/51 06/28/71 25.5083 25.5000 $16,215.78 $2,979.48 6796 10/01/51 03/30/94 3.0000 3.0000 $14,418.68 $454.17 7010 03/05/53 04/17/92 5.0000 5.0000 $12,459.01 $658.55 7919 04/02/54 03/08/93 4.0000 4.0000 $17,398.79 $730.77 0908 01/31/57 11/12/77 11.0000 10.0000 $16,145.50 $1,608.26 1956 03/12/36 08/23/94 2.0000 2.0000 $30,131.00 $602.61 8942 05/08/50 09/27/72 24.2611 24.2500 $15,948.98 $2,831.59 9266 06/18/73 10/10/94 2.0000 2.0000 $15,879.30 $291.79 5147 12/16/50 06/15/94 3.0000 3.0000 $17,794.35 $560.51 8927 06/28/60 07/31/87 10.0000 10.0000 $14,581.14 $1,295.51 8276 04/17/69 11/27/89 7.0000 7.0000 $17,514.64 $924.92 8758 06/07/51 01/02/90 7.0000 7.0000 $34,211.62 $2,342.24 6031 04/13/54 07/14/75 21.4638 21.5000 $16,883.76 $2,704.42 7324 05/23/63 01/18/93 4.0000 4.0000 $22,175.81 $944.09 0345 09/19/72 07/15/91 5.0000 5.0000 $13,759.55 $539.20 2014 05/06/41 04/28/80 17.0000 17.0000 $16,312.31 $2,762.31 8137 04/10/49 06/29/92 4.0000 4.0000 $12,984.99 $550.04 7032 12/23/51 12/12/83 11.0000 10.0000 $18,269.67 $1,774.08 2647 12/28/56 08/09/79 17.0000 17.0000 $14,558.25 $2,003.51 3055 01/24/55 04/06/81 16.0000 16.0000 $14,140.04 $2,168.99 3165 03/11/56 02/17/74 22.8722 22.8333 $33,817.05 $5,203.63 4574 07/28/55 05/03/93 4.0000 4.0000 $16,726.39 $735.97 4762 01/15/56 04/03/78 19.0000 19.0000 $18,637.09 $2,882.57 4766 11/25/55 04/03/95 2.0000 2.0000 $18,623.95 $409.71 4635 11/03/53 02/03/86 11.0000 11.0000 $11,400.93 $1,247.46

E-9 LAST FOUR DIGITS OF SOCIAL SECURITY NUMBER DATE OF BIRTH DATE OF HIRE 12/31/96 VESTING SERVICE 12/31/96 CREDITED SERVICE 12/31/96 FINAL AVERAGE EARNINGS ACCRUED BENEFIT 0563 09/29/57 10/15/86 10.0000 10.0000 $15,736.49 $1,385.72 3008 02/28/59 10/10/94 2.0000 2.0000 $10,682.20 $235.02 4537 05/10/58 05/01/89 8.0000 8.0000 $16,621.10 $1,396.78 4580 02/05/59 01/28/91 6.0000 6.0000 $13,135.15 $857.12 4652 03/11/57 05/09/95 2.0000 2.0000 $12,247.53 $269.43 4908 07/02/59 03/07/88 9.0000 9.0000 $24,628.20 $2,008.21 7256 02/24/63 07/20/92 4.0000 4.0000 $18,482.44 $774.95 3174 07/29/60 10/04/84 12.0000 12.0000 $18,566.91 $1,880.41 9599 08/17/59 10/06/86 3.0000 3.0000 $19,060.06 $628.95 3584 03/14/61 06/12/93 4.0000 4.0000 $18,646.17 $820.42 4406 03/09/63 08/24/92 4.0000 4.0000 $14,214.69 $608.29 0518 02/23/60 11/09/92 4.0000 4.0000 $11,860.06 $530.55 6306 05/12/66 11/02/94 2.0000 2.0000 $11,120.86 $230.16 4360 07/17/74 04/27/94 3.0000 3.0000 $19,583.06 $475.76 4417 12/27/75 11/09/94 2.0000 2.0000 $15,672.08 $253.83 8197 12/13/61 03/16/87 10.0000 10.0000 $17,538.98 $1,530.39 7479 09/20/67 07/10/95 2.0000 2.0000 $18,578.23 $364.22 3329 10/02/64 05/08/95 2.0000 2.0000 $18,367.13 $390.94 6409 01/15/73 03/23/92 5.0000 5.0000 $12,647.33 $547.65 6411 02/16/70 06/02/86 11.0000 11.0000 $15,734.03 $1,209.43 7287 03/20/72 10/21/91 5.0000 5.0000 $18,199.46 $718.56 0296 10/01/73 11/22/93 3.0000 3.0000 $12,911.89 $320.66 3565 11/14/67 04/02/84 13.0000 13.0000 $24,857.71 $2,451.46 6932 08/04/71 12/15/93 1.0000 1.0000 $11,960.45 $159.46 7429 01/24/69 11/06/95 1.0000 1.0000 $16,994.03 $166.61 5870 12/09/32 11/15/71 25.1277 25.1666 $23,284.94 $5,689.03 8287 10/26/68 04/03/95 2.0000 2.0000 $15,153.27 $289.45 5184 04/02/36 09/29/54 42.2555 33.2500 $17,746.07 $4,841.35 3148 08/08/33 06/03/85 12.0000 10.0000 $16,622.71 $1,722.58 9801 12/01/66 12/07/92 4.0000 4.0000 $22,804.45 $859.66 5815 05/12/36 03/02/78 19.0000 19.0000 $14,093.23 $2,343.01 5957 05/28/37 04/09/79 18.0000 18.0000 $26,662.63 $4,765.84 6212 03/25/37 04/03/63 33.7444 33.2500 $15,694.89 $4,350.37 6772 12/17/37 04/17/78 19.0000 19.0000 $21,554.63 $3,651.31 0894 05/17/41 03/02/92 5.0000 5.0000 $19,292.55 $1,027.28 5111 04/30/43 03/21/77 20.0000 20.0000 $19,410.03 $3,785.33 1472 08/16/42 02/27/67 29.8444 29.8333 $17,376.82 $4,023.02 1645 06/23/42 07/13/70 26.4666 26.5000 $12,207.41 $2,881.75 1860 04/27/44 07/17/73 13.0000 10.0000 $16,624.59 $1,938.49 2028 12/05/42 07/22/91 5.0000 5.0000 $11,857.38 $612.87 0080 10/16/42 10/29/69 27.1722 27.1666 $21,807.61 $5,486.43 0649 04/01/43 11/03/64 32.1611 32.1666 $15,930.52 $4,080.99 1807 01/02/48 08/16/79 17.0000 17.0000 $25,166.68 $3,743.54 2291 02/04/43 07/21/64 32.4444 32.4166 $41,170.29 $9,816.90 6944 08/22/71 02/13/95 2.0000 2.0000 $20,962.38 $371.84 3807 09/29/60 03/20/95 2.0000 2.0000 $22,621.81 $497.71 2730 01/01/44 01/17/95 2.0000 2.0000 $13,936.71 $292.68 0570 04/26/63 03/27/81 16.0000 16.0000 $18,556.17 $2,202.47 1740 03/03/48 10/31/72 24.1666 24.1666 $17,367.05 $3,727.44 3903 07/22/46 10/15/73 22.2111 22.2500 $16,555.76 $3,415.63 3360 09/27/66 11/23/92 4.0000 4.0000 $15,815.12 $599.82 3555 03/16/72 01/11/93 4.0000 4.0000 $19,775.20 $669.67 3559 10/01/66 01/19/94 3.0000 3.0000 $17,214.19 $506.25 5220 05/14/47 11/20/78 18.0000 18.0000 $26,238.28 $4,833.41 5919 05/06/46 11/12/85 11.0000 11.0000 $17,352.52 $1,950.77 7194 03/16/54 01/16/79 12.0000 6.0000 $17,859.90 $1,969.80 5656 09/29/70 01/19/94 3.0000 3.0000 $14,074.29 $427.80 8646 12/27/48 10/01/85 10.0000 10.0000 $15,433.75 $1,538.43 9003 06/14/52 04/03/69 27.7444 27.7500 $44,223.04 $8,776.06 9010 10/30/55 09/10/73 23.3083 23.3333 $19,201.05 $3,387.81 2564 12/22/55 06/05/81 11.0000 10.0000 $13,663.09 $1,448.57 0099 07/25/50 12/04/95 1.0000 1.0000 $10,497.44 $144.00 E-10 LAST FOUR DIGITS OF SOCIAL SECURITY NUMBER DATE OF BIRTH DATE OF HIRE 12/31/96 VESTING SERVICE 12/31/96 CREDITED SERVICE 12/31/96 FINAL AVERAGE EARNINGS ACCRUED BENEFIT 0969 05/19/50 03/03/78 19.0000 19.0000 $16,884.65 $2,772.13 2468 11/23/51 08/26/74 22.3472 22.3333 $18,121.58 $3,273.58 5805 07/17/51 06/01/69 27.5833 27.5833 $22,211.56 $4,266.84 6077 08/10/50 10/20/86 10.0000 10.0000 $31,047.90 $3,107.21 6428 09/13/49 01/15/72 11.0000 10.0000 $17,020.99 $1,690.17 6736 01/17/51 02/07/77 11.0000 10.0000 $19,250.90 $1,908.51 7237 02/17/55 05/04/82 11.0000 10.0000 $16,448.37 $1,736.74 8884 12/02/52 04/01/93 4.0000 4.0000 $46,998.33 $1,973.93 7295 07/31/56 05/12/92 5.0000 5.0000 $16,744.87 $890.32 0168 10/07/53 06/03/91 6.0000 6.0000 $52,141.97 $3,209.22 0949 11/08/53 01/17/92 5.0000 5.0000 $17,018.74 $882.44 0513 03/27/54 03/27/79 18.0000 18.0000 $16,899.21 $2,371.03 3170 07/30/68 03/28/88 9.0000 9.0000 $15,595.43 $986.38 5632 09/21/59 07/14/80 16.0000 16.0000 $42,036.91 $5,347.61 7362 11/17/56 02/26/91 6.0000 6.0000 $14,399.98 $915.39 7597 08/13/57 10/08/75 21.2305 21.2500 $20,828.83 $3,332.68 1514 12/10/58 07/02/78 16.0000 16.0000 $17,248.95 $2,218.02 9115 07/27/65 05/12/94 3.0000 3.0000 $9,738.96 $294.14 2306 05/22/56 02/25/79 18.0000 18.0000 $42,479.51 $6,370.11 9094 09/17/60 08/14/95 1.0000 1.0000 $14,470.98 $159.16 6142 11/04/58 06/12/95 2.0000 2.0000 $22,626.07 $497.81 1996 06/14/62 02/22/83 14.0000 14.0000 $29,483.23 $2,941.55 8185 01/06/43 08/18/75 21.3694 21.3333 $16,802.11 $3,486.00 1599 06/14/60 03/06/95 2.0000 2.0000 $32,172.96 $707.85 1619 08/10/60 12/11/78 18.0000 18.0000 $27,286.71 $3,560.37 2405 01/10/68 03/08/87 10.0000 10.0000 $29,768.69 $2,253.08 3418 11/23/65 10/24/88 8.0000 8.0000 $15,890.51 $1,116.95 6726 06/27/63 06/02/93 4.0000 4.0000 $16,019.22 $663.01 3466 11/11/63 04/08/81 15.0000 15.0000 $25,785.25 $3,089.53 7110 07/12/63 06/01/87 10.0000 10.0000 $16,362.05 $1,390.69 9014 01/30/62 04/12/93 4.0000 4.0000 $26,183.95 $1,152.12 4823 03/05/64 07/09/81 15.0000 15.0000 $29,736.01 $3,034.32 7998 09/14/62 04/24/89 8.0000 8.0000 $14,784.36 $1,057.99 0958 07/21/24 10/25/90 6.0000 6.0000 $14,559.43 $803.04 5102 02/19/72 09/17/90 4.0000 4.0000 $17,285.22 $550.84 0489 07/24/73 08/29/95 1.0000 1.0000 $10,695.91 $92.67 4641 02/10/70 10/23/89 7.0000 7.0000 $19,669.34 $1,035.47 4014 07/13/70 05/08/95 2.0000 2.0000 $19,241.48 $349.63 2152 07/17/33 09/12/78 19.0000 19.0000 $20,987.25 $3,489.12 0959 08/21/70 04/18/95 2.0000 2.0000 $16,098.26 $292.51 4891 02/06/70 09/18/86 10.0000 10.0000 $12,861.62 $917.28 8345 08/01/33 10/05/72 11.0000 10.0000 $12,747.28 $1,237.54 9255 11/15/34 02/08/80 13.0000 10.0000 $27,293.21 $2,979.66 9316 05/24/36 02/21/61 11.0000 10.0000 $32,981.11 $3,253.48 9356 03/20/37 09/12/66 11.0000 10.0000 $60,011.31 $7,697.61 9798 06/14/35 03/16/53 43.7916 43.7500 $18,859.08 $5,496.41 7940 07/20/75 09/06/94 1.0000 1.0000 $9,580.38 $112.91 3836 10/17/38 02/02/87 10.0000 10.0000 $16,793.30 $1,791.48 5023 05/12/37 07/13/64 32.4666 32.5000 $24,477.08 $6,364.06 8605 07/07/38 01/01/91 5.0000 5.0000 $13,815.65 $750.96 6636 08/30/37 03/12/86 11.0000 10.0000 $13,576.91 $1,222.46 4796 05/07/41 05/14/74 21.6305 21.6666 $21,894.77 $4,946.69 7755 03/07/37 10/21/75 21.1944 21.1666 $15,704.57 $3,225.69 9448 08/06/38 09/24/90 6.0000 6.0000 $15,891.18 $992.38 9789 07/10/40 08/29/66 30.3388 30.3333 $34,570.05 $9,310.68 3063 01/13/41 02/18/91 6.0000 6.0000 $54,692.39 $3,844.13 3388 07/28/41 04/30/91 6.0000 6.0000 $19,201.34 $1,229.14 3444 02/02/39 05/20/81 16.0000 16.0000 $24,924.10 $3,969.43 8558 01/17/67 08/28/89 7.0000 7.0000 $20,354.00 $1,222.54 8882 07/22/61 05/12/92 5.0000 5.0000 $14,331.13 $786.91 8138 08/01/42 02/20/73 23.8638 23.8333 $68,284.01 $20,242.58 9515 06/19/43 06/14/71 25.5472 25.5833 $28,154.34 $6,947.97

E-11 LAST FOUR DIGITS OF SOCIAL SECURITY NUMBER DATE OF BIRTH DATE OF HIRE 12/31/96 VESTING SERVICE 12/31/96 CREDITED SERVICE 12/31/96 FINAL AVERAGE EARNINGS ACCRUED BENEFIT 9638 11/18/43 09/12/66 30.3027 30.3333 $26,903.05 $6,074.99 9967 02/17/41 01/21/80 17.0000 17.0000 $18,190.63 $3,123.40 1253 01/13/72 07/16/91 5.0000 5.0000 $18,097.73 $740.78 8301 10/08/44 11/22/76 11.0000 10.0000 $27,525.29 $2,608.51 2820 02/15/45 12/30/68 28.0027 28.0000 $51,476.09 $12,585.63 8148 04/07/43 12/05/79 17.0000 17.0000 $19,011.50 $3,136.05 2758 03/14/48 03/13/69 27.8000 27.8333 $27,208.18 $6,148.43 7590 03/23/52 06/19/78 19.0000 19.0000 $28,478.44 $4,495.96 9167 01/16/41 10/31/77 11.0000 10.0000 $12,099.11 $1,165.71 9227 10/09/47 01/20/92 5.0000 5.0000 $15,408.14 $822.19 9374 01/13/48 11/13/79 13.0000 10.0000 $18,401.38 $2,042.92 3033 06/13/73 07/10/95 1.0000 1.0000 $20,698.21 $179.34 7672 03/26/73 05/03/93 4.0000 4.0000 $20,899.36 $692.01 6236 04/29/50 06/12/68 28.5527 28.5833 $14,893.15 $2,859.80 6741 05/01/53 06/09/69 27.5611 27.5833 $12,668.74 $2,543.82 7070 07/06/51 10/22/90 6.0000 6.0000 $28,777.53 $1,882.56 1082 05/07/51 09/13/82 13.0000 3.0000 $44,369.88 $1,397.61 2569 02/16/53 07/14/77 19.0000 19.0000 $21,040.28 $3,386.26 2769 04/23/54 10/20/78 18.0000 18.0000 $27,286.71 $3,938.50 2873 05/27/52 01/23/84 13.0000 13.0000 $13,534.11 $1,856.22 4990 06/05/53 01/19/87 10.0000 10.0000 $14,565.25 $1,411.90 8540 06/19/54 03/10/86 11.0000 11.0000 $15,200.90 $1,667.85 8837 01/26/55 08/01/88 8.0000 8.0000 $14,896.35 $1,189.26 2813 05/03/56 09/03/74 22.3277 22.3333 $16,408.53 $2,927.43 3053 06/25/54 01/11/78 19.0000 19.0000 $14,655.52 $2,305.96 9025 07/27/56 12/27/88 8.0000 8.0000 $20,459.10 $1,650.79 9317 10/23/53 02/22/73 13.0000 10.0000 $15,659.25 $1,741.63 0328 06/13/59 05/14/84 12.0000 12.0000 $14,787.58 $1,621.00 1578 11/30/55 03/16/77 18.0000 18.0000 $15,888.27 $2,513.03 1876 10/04/57 07/20/94 2.0000 2.0000 $18,641.69 $410.13 3410 04/03/60 01/09/79 18.0000 18.0000 $18,643.04 $2,661.13 8893 02/05/61 03/17/86 11.0000 11.0000 $18,714.46 $1,776.82 0497 04/10/63 09/09/94 2.0000 2.0000 $17,618.80 $387.64 4763 09/26/72 10/07/91 5.0000 5.0000 $15,146.23 $613.19 7886 10/31/58 10/22/91 5.0000 5.0000 $25,508.87 $1,435.97 0894 08/26/59 01/23/84 13.0000 13.0000 $14,133.78 $1,641.04 3305 02/01/58 10/10/77 19.0000 19.0000 $19,028.03 $2,575.85 4301 04/10/59 10/23/78 18.0000 18.0000 $28,609.71 $4,036.12 4599 05/08/61 08/29/94 2.0000 2.0000 $13,204.48 $290.52 8895 05/21/62 12/05/94 2.0000 2.0000 $38,863.34 $854.99 9658 12/15/64 10/11/95 1.0000 1.0000 $15,156.99 $166.72 3942 09/21/73 09/06/95 1.0000 1.0000 $19,070.29 $165.23 4535 03/15/61 05/20/86 11.0000 11.0000 $15,259.09 $1,570.18 5743 05/30/60 02/27/84 13.0000 13.0000 $12,616.25 $1,393.39 2742 08/08/59 07/06/93 4.0000 4.0000 $24,322.76 $1,070.20 7732 08/24/62 04/13/86 10.0000 10.0000 $11,877.25 $1,053.93 9055 11/09/66 07/22/91 5.0000 5.0000 $12,449.87 $574.59 2429 07/16/61 10/28/81 15.0000 15.0000 $24,242.64 $2,613.54 3956 12/17/62 05/28/90 2.0000 2.0000 $13,063.60 $333.93 5655 09/05/58 02/06/84 13.0000 13.0000 $15,985.35 $1,796.68 5781 12/13/72 05/31/95 2.0000 2.0000 $13,392.53 $232.02 5939 05/07/22 02/01/93 3.0000 3.0000 $8,753.88 $262.62 7721 07/20/63 07/20/81 15.0000 15.0000 $16,797.33 $1,857.65 8802 04/10/61 05/01/79 18.0000 18.0000 $18,636.68 $2,307.35 2627 02/13/63 06/26/95 1.0000 1.0000 $12,034.72 $132.38 7013 09/09/63 10/18/93 3.0000 3.0000 $15,726.44 $502.10 0821 08/26/64 01/22/90 7.0000 7.0000 $15,815.26 $1,008.04 5357 01/11/63 07/11/83 9.0000 9.0000 $20,924.17 $1,412.38 6443 03/19/66 03/25/85 12.0000 12.0000 $22,185.87 $2,029.03 6444 12/26/67 09/09/85 11.0000 11.0000 $16,987.34 $1,448.75 0738 04/26/65 07/09/84 12.0000 12.0000 $15,925.76 $1,476.62 5116 10/10/67 09/28/86 10.0000 10.0000 $24,046.61 $1,954.80 E-12 LAST FOUR DIGITS OF SOCIAL SECURITY NUMBER DATE OF BIRTH DATE OF HIRE 12/31/96 VESTING SERVICE 12/31/96 CREDITED SERVICE 12/31/96 FINAL AVERAGE EARNINGS ACCRUED BENEFIT 7167 06/12/73 11/29/94 2.0000 2.0000 $15,335.67 $259.63 0006 02/06/68 01/11/93 4.0000 4.0000 $20,674.40 $770.12 1201 03/04/67 05/16/95 2.0000 2.0000 $16,795.02 $338.14 5326 02/28/66 10/19/87 9.0000 9.0000 $15,473.45 $1,069.12 1361 05/03/70 08/31/87 9.0000 9.0000 $13,243.65 $980.70 9131 09/07/72 01/20/92 5.0000 5.0000 $15,483.00 $616.27 6012 05/20/34 06/18/79 18.0000 18.0000 $12,781.80 $2,048.69 6219 04/19/33 01/12/89 8.0000 8.0000 $14,763.24 $1,103.59 6327 11/03/31 04/18/49 47.7027 33.2500 $42,637.96 $17,933.19 6591 04/18/34 11/13/51 45.1333 45.1666 $15,529.52 $4,871.94 9645 06/23/37 08/08/56 40.3972 33.2500 $17,075.59 $4,586.44 6402 10/25/33 06/27/77 11.0000 10.0000 $19,181.39 $1,872.36 7387 12/27/34 01/06/84 12.0000 9.0000 $34,877.17 $4,160.33 1769 12/06/74 03/01/95 2.0000 2.0000 $17,756.68 $293.94 1797 06/02/52 09/25/89 7.0000 7.0000 $17,976.39 $1,226.62 2593 03/14/70 12/12/88 1.0000 1.0000 $19,999.98 $382.05 8572 11/13/74 09/06/94 2.0000 2.0000 $19,557.07 $323.75 4190 05/01/14 01/07/81 11.0000 9.0000 $11,853.75 $1,391.49 2605 09/09/36 02/15/62 34.8777 34.9166 $21,413.90 $6,023.13 4049 10/09/37 02/18/80 16.0000 3.0000 $43,087.23 $1,420.74 4738 04/20/38 05/01/60 11.0000 10.0000 $28,577.37 $2,918.97 0607 03/17/38 05/24/56 40.6027 40.5833 $20,907.23 $5,977.52 0652 04/27/37 06/17/74 22.5388 22.5000 $24,926.43 $5,677.87 1240 02/28/39 04/01/74 13.0000 10.0000 $13,656.52 $1,409.39 3580 10/13/72 02/03/92 5.0000 5.0000 $14,581.37 $683.45 7378 01/13/68 03/06/95 2.0000 2.0000 $28,785.58 $564.33 8801 02/10/55 11/09/92 4.0000 4.0000 $20,099.27 $862.40 5784 08/09/38 04/24/95 2.0000 2.0000 $14,936.76 $313.67 6293 08/04/39 03/20/67 29.7805 29.7500 $16,325.33 $4,342.98 9256 05/22/41 05/25/59 37.6000 37.5833 $15,701.82 $4,479.72 9574 08/02/37 08/06/63 33.4027 33.2500 $29,032.55 $8,184.76 3684 12/06/41 11/06/95 1.0000 1.0000 $20,494.04 $215.19 3854 03/25/68 01/25/93 4.0000 4.0000 $22,308.79 $831.00 5046 01/22/42 05/20/63 33.6138 33.5833 $13,522.10 $3,393.62 6587 06/07/44 01/16/62 34.9583 34.9166 $23,031.51 $5,648.15 6851 01/01/44 11/10/86 10.0000 10.0000 $20,437.57 $2,014.38 6931 06/17/44 08/30/76 20.0000 20.0000 $11,934.38 $2,410.11 7418 01/17/44 03/07/78 19.0000 19.0000 $15,692.98 $2,922.18 0295 01/05/63 01/06/92 5.0000 5.0000 $20,391.08 $1,038.37 9660 02/04/40 07/10/93 3.0000 3.0000 $16,977.22 $534.79 2151 08/25/52 12/09/91 5.0000 5.0000 $15,126.10 $753.83 2886 04/12/43 10/11/89 7.0000 7.0000 $14,730.80 $1,027.80 4595 07/13/47 03/27/76 21.0000 21.0000 $21,065.00 $3,586.75 4629 04/25/47 09/13/90 6.0000 6.0000 $15,579.28 $932.69 2806 08/19/47 02/20/84 13.0000 13.0000 $32,900.77 $4,065.11 4333 09/27/63 05/09/94 3.0000 3.0000 $15,563.87 $496.91 2655 03/04/46 04/18/66 30.7027 30.6666 $18,787.01 $4,476.19 1369 11/23/49 05/14/90 6.0000 6.0000 $16,580.61 $1,039.57 1699 09/15/48 05/07/73 10.0000 9.0000 $38,488.95 $3,330.84 3671 01/21/53 05/24/76 20.0000 20.0000 $16,531.12 $2,698.60 1073 06/02/52 08/12/74 22.3861 22.4166 $16,612.70 $3,339.08 7522 03/22/49 01/15/79 18.0000 18.0000 $21,024.41 $3,592.68 7754 09/29/52 06/14/71 25.5472 25.5833 $15,428.20 $2,705.91 8150 03/01/49 08/21/89 7.0000 7.0000 $14,126.46 $1,002.48 8859 07/06/51 02/20/95 2.0000 2.0000 $16,328.18 $342.89 9050 04/08/51 04/02/79 18.0000 18.0000 $17,392.43 $2,867.41 9204 05/13/50 02/10/80 17.0000 17.0000 $28,614.56 $4,731.24 0010 05/02/54 02/25/88 9.0000 9.0000 $17,731.44 $1,467.45 0137 07/05/55 09/19/88 8.0000 8.0000 $17,340.86 $1,349.03 0474 11/09/56 09/12/94 2.0000 2.0000 $16,577.76 $364.69 0828 06/01/54 03/26/84 13.0000 13.0000 $16,724.71 $2,046.02 1193 03/25/50 05/23/83 14.0000 14.0000 $16,610.06 $2,408.95

E-13 LAST FOUR DIGITS OF SOCIAL SECURITY NUMBER DATE OF BIRTH DATE OF HIRE 12/31/96 VESTING SERVICE 12/31/96 CREDITED SERVICE 12/31/96 FINAL AVERAGE EARNINGS ACCRUED BENEFIT 1861 10/12/53 12/04/79 17.0000 17.0000 $16,508.39 $2,447.61 1939 08/02/53 06/18/79 18.0000 18.0000 $14,862.69 $2,473.07 2118 05/03/56 05/20/79 18.0000 18.0000 $26,410.61 $4,204.40 2449 07/11/55 06/04/73 23.5750 23.5833 $14,506.65 $2,701.10 5306 12/21/56 01/31/83 12.0000 12.0000 $25,636.58 $3,015.03 5695 04/30/59 04/12/83 14.0000 14.0000 $27,014.66 $3,328.07 8009 10/11/55 04/02/79 18.0000 18.0000 $18,256.35 $2,786.89 8232 08/10/52 05/30/77 20.0000 20.0000 $16,961.03 $2,773.17 8295 01/22/54 01/30/84 6.0000 6.0000 $10,785.80 $703.67 8407 06/08/56 04/24/78 19.0000 19.0000 $17,735.15 $2,869.72 8897 07/19/58 11/20/78 18.0000 18.0000 $37,949.81 $5,486.42 9039 05/17/56 09/30/74 22.2527 22.2500 $31,401.92 $5,300.57 9221 09/30/56 02/07/94 3.0000 3.0000 $18,728.81 $618.03 9539 06/02/55 06/28/95 2.0000 2.0000 $19,784.95 $435.25 9610 05/28/56 10/12/76 12.0000 12.0000 $6,858.77 $595.75 3360 06/26/63 02/04/85 12.0000 12.0000 $14,346.35 $1,353.18 4729 10/19/55 07/08/81 15.0000 15.0000 $16,725.12 $2,233.72 4110 04/22/16 05/14/73 11.0000 9.0000 $16,756.59 $2,068.11 6252 01/06/53 01/01/77 19.0000 19.0000 $14,276.07 $2,376.06 7363 01/25/56 09/28/92 4.0000 4.0000 $12,023.44 $518.45 1057 07/22/61 08/01/95 1.0000 1.0000 $15,425.32 $169.69 3334 03/28/60 10/14/91 5.0000 5.0000 $12,874.32 $727.31 7555 10/05/60 04/07/86 11.0000 10.0000 $11,421.11 $1,026.74 3074 07/18/60 12/04/89 7.0000 7.0000 $32,814.84 $2,217.05 4019 04/26/74 11/06/95 1.0000 1.0000 $12,004.20 $104.01 6243 10/16/59 05/05/87 10.0000 10.0000 $19,499.30 $2,095.94 6995 01/13/62 01/30/89 8.0000 8.0000 $19,051.07 $1,593.29 3357 09/11/60 03/06/89 8.0000 8.0000 $17,951.31 $1,380.31 0755 01/11/63 02/25/86 11.0000 11.0000 $14,822.91 $1,522.50 2886 08/05/60 09/25/78 18.0000 18.0000 $24,683.68 $3,016.13 5953 07/31/60 01/16/78 19.0000 19.0000 $22,593.03 $3,089.42 6395 03/21/62 11/22/93 3.0000 3.0000 $16,157.73 $533.21 1274 04/19/68 01/14/87 9.0000 9.0000 $16,914.49 $1,062.96 9647 08/13/68 07/10/95 1.0000 1.0000 $17,598.73 $172.54 2775 08/19/67 01/21/91 4.0000 4.0000 $12,476.71 $450.03 2949 10/19/67 12/11/95 1.0000 1.0000 $21,867.67 $220.18 5155 12/15/60 03/30/87 10.0000 10.0000 $11,909.57 $1,070.71 2790 05/29/35 02/28/66 30.8416 30.8333 $37,430.31 $12,290.79 8077 09/28/34 07/09/79 17.0000 17.0000 $14,478.55 $2,277.56 9381 01/21/34 01/19/79 18.0000 18.0000 $17,793.69 $3,105.92 1492 01/29/36 12/05/90 6.0000 6.0000 $27,540.75 $1,585.29 8016 02/14/37 10/26/65 12.0000 10.0000 $22,414.72 $2,401.86 8105 02/14/38 08/25/71 11.0000 10.0000 $17,437.59 $1,668.38 2002 05/10/69 05/03/93 4.0000 4.0000 $14,628.20 $531.60 7198 02/15/36 02/18/63 33.8694 33.8333 $13,364.09 $3,883.55 7694 01/20/73 09/25/91 5.0000 5.0000 $20,479.19 $785.27 9615 10/15/39 02/26/68 11.0000 10.0000 $34,737.95 $3,131.60 9892 08/25/40 03/12/73 23.8027 23.8333 $13,531.98 $2,971.53 0259 01/03/62 06/29/92 4.0000 4.0000 $15,367.49 $677.78 8579 01/20/72 06/17/94 3.0000 3.0000 $26,244.74 $682.08 8333 10/04/42 04/17/78 19.0000 19.0000 $16,344.04 $3,118.50 2771 05/24/45 02/18/74 22.8694 22.8333 $26,165.29 $5,001.83 3522 09/23/46 02/26/90 7.0000 7.0000 $26,749.38 $1,928.10 3954 01/01/43 08/29/89 7.0000 7.0000 $12,728.43 $850.83 4290 02/26/45 08/23/93 3.0000 3.0000 $15,616.81 $491.93 4748 11/27/44 05/24/89 8.0000 8.0000 $13,773.58 $1,054.58 0393 12/21/43 09/10/73 23.3083 23.3333 $20,263.83 $4,792.67 0622 03/27/45 02/28/66 30.8416 30.8333 $14,715.19 $3,319.65 0698 12/13/43 01/08/69 27.9805 28.0000 $34,128.51 $8,177.99 1705 06/19/46 11/19/90 6.0000 6.0000 $11,695.66 $769.79 2120 11/02/44 06/08/70 26.5638 26.5833 $21,433.10 $4,811.19 2875 09/09/47 06/01/81 16.0000 16.0000 $30,669.51 $4,802.77 E-14 LAST FOUR DIGITS OF SOCIAL SECURITY NUMBER DATE OF BIRTH DATE OF HIRE 12/31/96 VESTING SERVICE 12/31/96 CREDITED SERVICE 12/31/96 FINAL AVERAGE EARNINGS ACCRUED BENEFIT 3097 06/17/45 02/27/95 2.0000 2.0000 $10,312.13 $216.55 4033 11/28/45 02/02/81 16.0000 16.0000 $34,588.33 $5,874.91 4336 10/27/44 05/12/75 21.6361 21.6666 $15,492.47 $3,551.19 4415 09/30/47 06/05/80 7.0000 7.0000 $0.00 $1,166.52 4534 02/08/48 02/28/74 22.8416 22.8333 $25,762.88 $5,002.29 6108 04/21/49 12/07/94 2.0000 2.0000 $67,806.72 $1,594.17 5042 04/10/49 03/01/82 11.0000 10.0000 $29,494.88 $2,884.78 5550 05/11/48 10/01/84 12.0000 12.0000 $17,242.10 $2,019.57 5953 02/19/50 06/08/87 10.0000 10.0000 $18,232.73 $1,820.20 1855 10/04/75 04/25/94 3.0000 3.0000 $19,061.40 $453.22 6184 05/16/49 03/17/86 11.0000 11.0000 $18,440.19 $2,271.53 6221 01/11/50 07/16/79 18.0000 18.0000 $16,275.57 $2,623.18 6578 03/22/47 09/05/67 29.3222 29.3333 $13,157.40 $3,034.00 7186 10/03/53 05/21/84 12.0000 12.0000 $21,263.13 $2,620.59 7498 12/04/49 04/22/91 6.0000 6.0000 $16,867.92 $1,064.95 1099 01/27/51 03/03/89 8.0000 8.0000 $9,614.86 $846.80 0696 09/02/51 08/12/91 5.0000 5.0000 $12,252.16 $596.67 0946 12/14/51 12/04/72 21.5972 21.5833 $24,244.26 $4,125.68 1740 07/01/50 01/18/92 4.0000 4.0000 $12,138.77 $470.90 2214 10/08/51 03/26/79 18.0000 18.0000 $39,971.38 $6,622.27 2226 12/16/54 05/15/91 6.0000 6.0000 $14,650.57 $956.79 4321 04/01/52 05/12/86 11.0000 11.0000 $25,540.18 $2,732.16 7167 09/08/51 09/19/94 2.0000 2.0000 $47,955.19 $1,007.07 1991 02/17/54 01/25/88 9.0000 9.0000 $16,016.33 $1,424.93 2410 12/20/52 09/11/78 11.0000 10.0000 $13,642.59 $1,553.82 0066 05/09/55 08/06/79 16.0000 2.0000 $53,336.60 $1,173.40 4652 11/18/53 07/31/78 11.0000 10.0000 $15,652.33 $1,650.21 4943 05/15/57 01/20/86 11.0000 11.0000 $34,152.74 $3,333.69 8579 09/25/58 03/29/83 11.0000 10.0000 $16,455.63 $1,567.76 0037 08/20/57 01/13/93 4.0000 4.0000 $19,345.77 $851.19 0519 10/12/56 11/18/91 5.0000 5.0000 $16,622.84 $875.61 0653 09/25/57 04/28/92 4.0000 4.0000 $13,932.46 $634.10 1088 03/02/56 06/24/74 22.5194 22.5000 $16,161.33 $2,559.32 1219 10/05/56 06/13/79 18.0000 18.0000 $17,105.53 $2,717.48 1635 10/14/56 01/17/84 13.0000 13.0000 $17,657.88 $2,174.91 1762 09/18/57 11/07/77 19.0000 19.0000 $22,544.18 $3,167.29 2862 01/04/56 09/05/78 18.0000 18.0000 $17,240.12 $2,662.44 3776 06/20/61 07/07/80 14.0000 14.0000 $16,566.85 $1,864.11 7948 07/13/55 04/04/88 8.0000 8.0000 $14,766.78 $1,111.21 8764 12/21/70 01/22/90 7.0000 7.0000 $16,714.51 $845.42 9148 11/10/57 09/26/83 13.0000 13.0000 $33,158.05 $3,606.92 9918 11/12/56 06/19/84 11.0000 10.0000 $18,541.59 $1,708.55 2149 09/22/60 07/13/92 3.0000 3.0000 $74,569.19 $2,715.63 3308 03/20/55 04/20/92 5.0000 5.0000 $10,526.04 $590.33 1517 02/01/64 08/23/93 3.0000 3.0000 $14,940.81 $477.01 6786 03/18/61 06/12/89 2.0000 2.0000 $15,123.37 $338.05 0887 06/27/55 08/31/81 15.0000 15.0000 $14,460.40 $1,832.93 2129 05/09/57 08/07/78 11.0000 10.0000 $15,560.76 $1,681.06 3922 07/31/58 11/14/94 2.0000 2.0000 $9,498.25 $208.97 1800 06/09/60 02/11/85 12.0000 12.0000 $15,989.24 $1,752.44 2071 11/26/57 04/15/75 21.7111 21.7500 $15,495.35 $2,482.36 9174 03/16/58 09/03/86 10.0000 10.0000 $13,485.68 $1,369.08 9640 09/07/54 02/17/86 11.0000 10.0000 $12,757.75 $1,306.09 0925 01/21/68 12/19/88 8.0000 8.0000 $16,300.81 $997.08 1837 11/27/71 07/17/89 6.0000 6.0000 $12,533.54 $531.60 3596 02/22/62 05/08/79 14.0000 14.0000 $17,525.99 $1,751.49 8906 02/24/64 09/27/89 5.0000 5.0000 $16,948.04 $807.90 1712 01/05/61 05/27/87 10.0000 10.0000 $25,765.72 $2,338.31 3798 09/27/59 02/20/89 8.0000 8.0000 $21,965.98 $1,694.39 3950 09/25/62 03/24/80 17.0000 17.0000 $19,776.15 $2,119.93 0341 09/02/59 05/29/78 19.0000 19.0000 $16,529.37 $2,243.68 4459 07/19/62 04/30/86 11.0000 10.0000 $15,988.86 $1,422.89

E-15 LAST FOUR DIGITS OF SOCIAL SECURITY NUMBER DATE OF BIRTH DATE OF HIRE 12/31/96 VESTING SERVICE 12/31/96 CREDITED SERVICE 12/31/96 FINAL AVERAGE EARNINGS ACCRUED BENEFIT 4246 04/12/63 01/31/83 14.0000 14.0000 $23,720.98 $2,360.28 8422 10/01/62 09/08/80 16.0000 16.0000 $27,848.48 $3,299.54 8103 10/27/59 04/14/80 17.0000 17.0000 $16,377.21 $2,037.56 4537 03/27/66 03/20/89 8.0000 8.0000 $24,316.18 $1,539.76 6638 02/23/63 01/10/93 4.0000 4.0000 $18,694.50 $795.88 7171 01/23/67 06/06/88 9.0000 9.0000 $16,149.16 $1,141.04 7039 11/29/63 07/25/84 12.0000 12.0000 $14,387.24 $1,291.55 4558 09/30/68 08/01/88 8.0000 8.0000 $14,707.70 $845.58 8827 02/16/66 07/07/86 10.0000 10.0000 $16,412.91 $1,267.20 4074 02/26/30 11/29/93 3.0000 3.0000 $9,213.23 $276.40 0215 09/22/70 08/24/94 2.0000 2.0000 $16,488.44 $299.60 5727 12/30/66 04/06/92 5.0000 5.0000 $11,362.39 $529.22 9980 12/13/71 11/17/94 2.0000 2.0000 $9,809.21 $174.00 0445 12/25/36 05/27/57 39.5944 33.2500 $18,255.07 $5,194.86 1828 08/19/37 08/01/60 11.0000 10.0000 $28,228.87 $2,751.38 8940 02/26/59 10/05/87 9.0000 9.0000 $19,748.82 $1,684.44 1316 04/13/71 05/31/94 2.0000 2.0000 $13,024.70 $236.67 1642 10/25/70 02/20/95 2.0000 2.0000 $11,182.45 $203.19 3610 11/01/38 08/29/77 16.0000 3.0000 $114,564.65 $5,163.39 5596 10/23/37 03/19/65 31.7833 31.7500 $16,218.80 $4,935.42 7040 10/30/37 04/17/67 29.7055 29.6666 $17,918.97 $4,623.37 0293 12/18/38 06/16/80 17.0000 17.0000 $17,783.36 $2,876.73 0797 07/18/42 02/25/63 33.8500 33.2500 $29,824.59 $7,177.70 1672 10/04/42 08/21/78 18.0000 18.0000 $55,595.90 $11,629.52 2345 10/09/42 03/04/63 33.8250 33.2500 $14,654.98 $3,699.94 3357 08/26/45 08/18/69 27.3694 27.3333 $28,587.42 $6,173.59 3458 05/31/66 01/03/95 2.0000 2.0000 $20,037.92 $414.71 5502 12/18/68 10/14/92 4.0000 4.0000 $13,995.52 $477.07 1803 04/21/44 05/26/80 17.0000 17.0000 $24,164.31 $4,010.91 1954 04/05/45 10/29/81 11.0000 10.0000 $14,515.37 $1,416.86 7275 03/24/47 06/11/73 23.5555 23.5833 $21,149.48 $4,337.36 6305 06/27/49 07/09/79 17.0000 17.0000 $16,283.52 $2,535.14 7039 05/07/47 05/27/86 11.0000 11.0000 $17,301.49 $1,922.34 9181 08/19/48 07/19/67 11.0000 10.0000 $23,884.52 $2,155.49 0314 05/25/49 08/29/75 19.3388 19.3333 $21,796.79 $3,648.60 0613 04/18/48 07/11/67 29.4722 29.5000 $15,703.79 $3,735.35 2198 12/02/47 01/03/89 8.0000 8.0000 $28,281.21 $2,232.08 6776 12/13/47 05/05/95 2.0000 2.0000 $13,919.97 $292.32 7036 12/18/49 03/25/91 6.0000 6.0000 $15,651.60 $993.77 7668 01/15/50 06/18/90 7.0000 7.0000 $19,729.27 $1,384.63 8146 09/15/48 02/17/92 5.0000 5.0000 $15,971.92 $811.15 9524 10/05/48 02/09/81 16.0000 16.0000 $11,765.64 $2,317.95 3633 11/27/66 01/21/86 11.0000 11.0000 $16,102.17 $1,317.96 3970 11/04/60 07/05/83 13.0000 13.0000 $18,249.81 $1,919.81 4009 04/08/51 07/10/95 1.0000 1.0000 $16,325.05 $171.41 4983 08/28/49 08/08/94 2.0000 2.0000 $14,821.70 $311.26 0629 07/16/51 03/12/92 5.0000 5.0000 $84,574.35 $5,389.71 3127 09/24/51 12/06/76 11.0000 10.0000 $25,476.96 $2,249.58 0999 02/16/53 08/24/92 4.0000 4.0000 $18,264.97 $764.88 3482 01/25/51 04/17/89 4.0000 4.0000 $15,703.39 $645.71 0678 07/28/54 10/30/89 7.0000 7.0000 $31,375.84 $2,183.41 0786 04/11/53 11/24/75 21.1027 21.0833 $56,744.13 $9,823.48 1451 11/25/52 04/16/73 23.7083 23.6666 $26,475.15 $4,781.38 1855 03/27/53 02/12/73 19.8861 19.9166 $26,133.32 $4,515.83 2399 03/11/67 04/23/90 7.0000 7.0000 $25,873.14 $1,506.92 8859 11/11/54 03/17/93 4.0000 4.0000 $13,640.54 $602.84 9110 11/06/55 09/05/79 11.0000 10.0000 $18,655.73 $1,931.02 1846 10/25/62 07/17/89 7.0000 7.0000 $16,304.44 $1,056.44 9225 02/02/16 06/02/69 11.0000 9.0000 $12,862.17 $1,454.74 4682 10/26/60 07/18/84 12.0000 12.0000 $26,386.97 $2,789.33 6628 12/14/64 10/30/95 1.0000 1.0000 $16,683.56 $183.51 5755 09/27/72 03/02/92 2.0000 2.0000 $20,292.71 $309.99 E-16 LAST FOUR DIGITS OF SOCIAL SECURITY NUMBER DATE OF BIRTH DATE OF HIRE 12/31/96 VESTING SERVICE 12/31/96 CREDITED SERVICE 12/31/96 FINAL AVERAGE EARNINGS ACCRUED BENEFIT 7340 05/23/59 01/30/80 17.0000 17.0000 $17,247.14 $2,398.43 0428 05/03/58 04/28/80 17.0000 17.0000 $15,002.86 $2,207.86 3768 07/22/65 03/03/86 11.0000 11.0000 $15,752.47 $1,477.08 9330 05/14/60 01/16/78 19.0000 19.0000 $21,412.31 $3,057.50 1619 07/21/59 10/14/86 10.0000 10.0000 $12,812.67 $1,192.13 0758 12/03/73 02/22/93 4.0000 4.0000 $21,568.41 $698.66 1690 09/01/61 11/10/87 9.0000 6.0000 $30,376.58 $1,881.43 4726 09/13/71 01/01/92 4.0000 4.0000 $15,205.31 $560.39 5711 10/31/71 03/06/89 8.0000 8.0000 $17,464.48 $1,040.80 6098 05/11/68 10/31/94 2.0000 2.0000 $22,388.29 $438.91 7784 04/20/66 02/06/89 8.0000 8.0000 $13,244.26 $970.50 8380 01/04/60 05/06/85 12.0000 10.0000 $17,334.00 $1,845.12 5313 12/05/20 07/13/59 13.0000 9.0000 $10,067.55 $855.60 4939 09/17/63 06/04/81 16.0000 16.0000 $27,446.04 $3,213.45 0240 12/03/63 03/12/90 7.0000 7.0000 $12,766.22 $850.98 0364 02/09/66 08/01/88 8.0000 8.0000 $20,434.73 $1,491.78 2879 08/05/60 09/24/76 18.0000 18.0000 $26,194.47 $3,346.38 8185 09/03/70 03/18/94 2.0000 2.0000 $16,003.23 $307.35 0562 07/05/65 06/01/85 12.0000 12.0000 $29,486.28 $2,616.54 6571 01/21/68 11/28/94 2.0000 2.0000 $16,754.63 $328.47 6666 02/02/64 10/24/88 8.0000 8.0000 $19,515.25 $1,254.79 6970 07/26/64 06/05/86 11.0000 11.0000 $25,923.50 $2,063.82 8240 09/25/66 10/26/92 4.0000 4.0000 $13,531.58 $522.60 2660 12/31/63 05/03/83 14.0000 14.0000 $14,740.54 $1,557.26 7761 11/10/63 05/09/86 11.0000 11.0000 $13,686.69 $1,237.40 5759 10/13/63 06/08/81 16.0000 16.0000 $16,174.81 $1,863.50 7021 06/30/65 02/24/93 4.0000 4.0000 $9,741.13 $381.94 9734 11/28/64 06/06/83 14.0000 14.0000 $24,220.11 $2,365.66 9754 07/20/75 12/13/95 1.0000 1.0000 $8,337.93 $69.01 9948 05/28/63 07/06/81 15.0000 15.0000 $16,295.38 $1,994.59 1390 12/02/65 12/01/94 2.0000 2.0000 $45,860.42 $949.13 6526 07/08/68 09/13/89 7.0000 7.0000 $21,877.77 $1,147.93 6941 06/21/69 01/11/87 8.0000 8.0000 $14,077.32 $890.35 1517 04/28/31 11/18/68 11.0000 10.0000 $19,847.11 $1,872.34 1281 05/19/67 10/21/85 10.0000 3.0000 $14,766.20 $434.26 8586 03/02/75 10/11/93 3.0000 3.0000 $10,702.58 $260.01 0296 07/12/69 11/15/94 2.0000 2.0000 $12,728.34 $237.07 8304 01/03/67 10/24/90 6.0000 6.0000 $16,392.95 $917.54 2993 11/26/73 08/11/94 2.0000 2.0000 $15,087.30 $255.43 5877 05/03/68 04/06/87 9.0000 3.0000 $18,478.19 $529.45 7651 01/15/69 01/22/91 6.0000 6.0000 $21,010.83 $975.09 8368 07/20/70 08/05/87 9.0000 9.0000 $22,754.24 $1,376.80 8761 08/06/68 06/09/95 2.0000 2.0000 $15,759.38 $301.03 9875 08/09/69 05/08/95 2.0000 2.0000 $17,609.89 $327.98 3835 11/25/32 03/10/69 11.0000 10.0000 $19,979.05 $1,850.72 4557 09/23/35 12/09/63 11.0000 10.0000 $15,888.94 $1,506.76 1034 05/15/75 07/12/95 1.0000 1.0000 $16,864.98 $142.79 2266 08/31/69 01/01/94 1.0000 1.0000 $11,506.77 $109.90 9902 03/31/35 03/27/79 18.0000 18.0000 $17,221.00 $2,886.29 1981 12/04/75 08/01/94 2.0000 2.0000 $21,961.93 $355.70 8133 07/13/37 03/27/57 39.7611 33.2500 $14,772.52 $4,247.40 2547 09/17/75 05/02/94 2.0000 2.0000 $14,951.73 $363.77 0220 01/02/38 06/19/89 8.0000 8.0000 $28,902.38 $2,301.64 0241 03/15/39 03/23/76 11.0000 11.0000 $11,896.19 $1,615.44 2785 11/13/38 12/15/86 10.0000 10.0000 $17,010.79 $1,677.81 3186 02/10/41 11/01/80 16.0000 16.0000 $76,339.65 $16,312.25 4856 09/28/44 07/31/89 7.0000 7.0000 $16,488.01 $1,154.40 7145 10/26/43 06/13/88 9.0000 9.0000 $20,957.66 $2,195.47 5750 01/11/67 05/07/91 6.0000 6.0000 $21,392.12 $1,114.95 5947 11/30/74 04/06/93 4.0000 4.0000 $17,633.80 $559.05 1202 05/02/43 06/03/87 10.0000 10.0000 $16,792.56 $1,744.20 1393 05/28/45 02/18/75 21.8694 21.8333 $19,330.47 $4,325.85

E-17 LAST FOUR DIGITS OF SOCIAL SECURITY NUMBER DATE OF BIRTH DATE OF HIRE 12/31/96 VESTING SERVICE 12/31/96 CREDITED SERVICE 12/31/96 FINAL AVERAGE EARNINGS ACCRUED BENEFIT 1539 01/04/44 10/15/73 23.2111 23.2500 $16,767.96 $3,387.40 5833 02/17/46 01/02/79 11.0000 10.0000 $38,291.31 $3,625.28 6038 04/10/47 04/27/83 13.0000 13.0000 $13,341.85 $1,738.22 6199 05/28/45 11/06/64 13.0000 10.0000 $29,067.70 $2,933.06 6677 01/15/45 08/25/86 10.0000 10.0000 $14,006.45 $1,358.57 9904 02/10/68 02/10/93 4.0000 4.0000 $17,333.89 $645.69 6378 07/31/51 01/03/84 13.0000 13.0000 $45,093.04 $5,661.60 9916 09/09/57 01/01/85 8.0000 8.0000 $15,211.32 $1,303.70 4653 04/09/50 04/24/95 2.0000 2.0000 $19,531.96 $410.17 6512 01/03/48 12/02/91 4.0000 4.0000 $15,944.88 $741.02 4516 11/01/75 06/07/95 1.0000 1.0000 $19,232.74 $159.19 5162 09/30/46 04/28/83 14.0000 14.0000 $29,114.26 $4,326.63 5754 05/10/47 03/06/76 21.0000 21.0000 $22,809.27 $3,991.60 5902 05/19/48 06/27/88 8.0000 8.0000 $14,768.66 $1,135.43 6025 03/16/46 01/29/86 11.0000 11.0000 $20,344.61 $2,246.74 9549 01/31/49 05/24/94 3.0000 3.0000 $29,512.59 $929.65 6251 05/05/47 08/28/80 16.0000 7.0000 $33,977.71 $2,377.65 9340 02/06/41 09/10/69 26.3083 26.3333 $16,146.93 $3,933.21 1485 11/30/49 01/09/95 2.0000 2.0000 $32,556.00 $683.68 0028 01/19/51 05/05/80 17.0000 17.0000 $17,876.55 $2,877.06 1064 12/18/50 04/03/89 8.0000 8.0000 $18,207.76 $1,434.04 1593 10/21/50 10/01/73 23.2500 23.2500 $26,563.80 $4,903.16 1945 03/11/50 09/08/70 26.3138 26.3333 $17,941.43 $3,575.32 2214 08/18/45 03/12/69 27.8027 27.8333 $16,432.84 $3,571.59 2259 02/04/52 12/09/91 5.0000 5.0000 $15,225.55 $756.38 1615 08/27/52 05/08/75 21.6472 21.6666 $24,203.79 $3,698.42 2555 03/13/50 06/25/84 10.0000 10.0000 $16,022.33 $1,655.34 2717 02/20/52 03/02/92 5.0000 5.0000 $15,467.67 $783.68 2883 09/17/55 04/15/77 20.0000 20.0000 $16,820.70 $2,428.42 3027 12/21/51 10/05/94 1.0000 1.0000 $13,758.37 $144.47 3121 01/28/51 01/16/89 7.0000 7.0000 $15,829.42 $1,178.84 3387 09/12/51 05/07/79 16.0000 16.0000 $15,505.76 $2,340.52 3883 10/11/52 06/13/85 12.0000 12.0000 $39,992.55 $4,446.08 4367 06/11/51 01/05/83 13.0000 10.0000 $21,065.10 $2,099.39 4634 04/13/51 04/30/78 19.0000 19.0000 $16,376.48 $3,010.91 4644 08/20/51 04/09/75 21.7277 21.7500 $23,187.42 $3,944.17 4780 07/10/53 07/10/73 23.4750 23.5000 $42,856.06 $7,002.95 5512 09/19/52 10/01/79 17.0000 17.0000 $17,036.00 $2,372.06 1042 01/20/52 08/25/81 13.0000 10.0000 $21,624.51 $2,253.22 2222 11/08/53 02/12/90 7.0000 7.0000 $15,419.84 $1,119.16 5712 04/21/56 09/04/91 5.0000 5.0000 $16,520.99 $893.70 5936 10/31/56 03/09/88 9.0000 9.0000 $15,550.27 $1,511.79 7638 01/26/56 05/08/78 19.0000 19.0000 $16,704.90 $2,602.29 7647 09/12/52 03/22/93 4.0000 4.0000 $15,755.88 $661.75 7913 10/27/54 09/10/79 18.0000 18.0000 $19,171.48 $2,864.64 8247 10/16/51 05/02/83 14.0000 14.0000 $12,997.48 $1,701.45 8750 12/06/53 03/16/87 10.0000 10.0000 $28,041.81 $2,881.87 8856 09/16/54 11/05/80 16.0000 16.0000 $28,382.55 $3,757.78 9238 01/11/56 07/26/93 3.0000 3.0000 $20,942.47 $691.09 9476 04/02/54 08/11/75 17.3888 17.4166 $12,492.31 $2,210.15 9657 10/29/54 07/27/87 9.0000 9.0000 $23,955.37 $1,989.63 9813 04/09/54 08/27/81 15.0000 15.0000 $25,822.90 $3,668.69 9814 05/23/55 10/07/83 13.0000 13.0000 $16,457.11 $2,106.31 3973 10/08/54 02/07/94 3.0000 3.0000 $15,515.53 $488.72 6032 09/18/58 04/14/86 11.0000 11.0000 $13,930.41 $1,497.28 6389 04/13/57 11/18/92 4.0000 4.0000 $15,570.65 $662.89 9327 05/04/62 01/01/85 8.0000 8.0000 $24,568.23 $1,750.07 8669 05/16/59 05/14/79 18.0000 18.0000 $34,798.04 $4,522.75 3312 11/24/58 08/12/93 3.0000 3.0000 $20,462.30 $675.26 7738 09/13/67 06/05/95 1.0000 1.0000 $15,343.64 $154.49 9419 10/23/71 11/02/95 1.0000 1.0000 $15,561.87 $141.38 1189 03/12/64 05/07/90 7.0000 7.0000 $14,597.67 $965.80 E-18 LAST FOUR DIGITS OF SOCIAL SECURITY NUMBER DATE OF BIRTH DATE OF HIRE 12/31/96 VESTING SERVICE 12/31/96 CREDITED SERVICE 12/31/96 FINAL AVERAGE EARNINGS ACCRUED BENEFIT 5105 02/27/59 11/27/95 1.0000 1.0000 $15,813.07 $173.92 7830 02/05/65 02/13/84 13.0000 13.0000 $14,213.39 $1,435.02 0772 09/13/59 05/25/81 16.0000 16.0000 $12,814.76 $1,548.19 5157 07/08/70 02/27/95 2.0000 2.0000 $14,159.21 $257.28 1901 04/04/60 06/01/91 6.0000 6.0000 $16,526.27 $1,084.68 2451 09/06/70 11/06/95 1.0000 1.0000 $17,899.79 $166.69 2555 06/23/67 09/06/95 1.0000 1.0000 $22,413.05 $225.67 6416 01/19/62 10/21/81 15.0000 15.0000 $16,311.60 $1,882.15 8583 05/07/62 03/30/81 16.0000 16.0000 $14,426.96 $1,754.96 0965 02/02/68 11/13/95 1.0000 1.0000 $18,664.08 $187.92 2849 01/24/62 01/27/86 11.0000 11.0000 $16,827.29 $1,633.64 3299 01/24/64 08/22/83 13.0000 13.0000 $16,113.16 $1,595.67 4153 07/07/67 08/13/90 6.0000 6.0000 $21,188.64 $1,001.72 1120 07/10/65 03/10/86 11.0000 11.0000 $20,061.63 $1,591.39 3227 12/28/66 05/20/86 10.0000 10.0000 $16,737.05 $1,313.57 1502 06/03/62 05/11/86 10.0000 10.0000 $13,845.58 $1,218.54 1901 05/31/72 08/21/89 7.0000 7.0000 $13,601.89 $665.34 4594 01/19/65 05/25/81 16.0000 16.0000 $23,183.00 $2,434.64 4643 10/12/71 11/02/87 9.0000 9.0000 $22,944.07 $1,413.20 5892 06/24/72 04/06/92 4.0000 4.0000 $10,807.96 $404.42 3647 03/05/64 08/29/94 2.0000 2.0000 $18,054.04 $397.16 4046 08/07/64 08/22/83 13.0000 13.0000 $22,093.72 $2,077.18 4211 12/06/67 08/29/94 2.0000 2.0000 $14,458.56 $283.46 7528 10/02/67 03/23/92 5.0000 5.0000 $11,918.47 $541.05 3782 10/16/65 03/06/89 8.0000 8.0000 $24,238.32 $1,828.54 4654 07/14/68 10/17/88 8.0000 8.0000 $11,570.77 $680.05 0162 11/11/63 02/10/86 11.0000 11.0000 $31,784.25 $2,764.64 7022 12/31/69 05/20/91 6.0000 6.0000 $18,214.20 $1,035.59 7044 08/18/66 03/10/95 2.0000 2.0000 $16,974.67 $341.76 8852 01/17/33 04/18/89 8.0000 8.0000 $15,499.81 $1,167.23 9561 04/23/35 08/29/66 11.0000 10.0000 $15,017.42 $1,435.94 9645 11/17/32 02/22/78 13.0000 10.0000 $21,708.05 $2,076.10 6952 07/07/73 02/16/95 2.0000 2.0000 $15,482.83 $262.13 9417 10/25/70 10/23/87 9.0000 9.0000 $14,984.52 $994.65 2335 06/19/34 11/22/93 3.0000 3.0000 $25,524.78 $765.74 7593 03/31/71 09/16/91 5.0000 5.0000 $23,367.99 $883.84 1213 09/21/36 07/08/63 33.4805 33.2500 $18,044.96 $5,153.64 1486 12/04/35 05/27/59 37.5944 33.2500 $14,686.12 $4,191.84 1848 12/30/36 04/10/61 35.7250 33.2500 $16,643.25 $4,632.55 2694 05/09/35 01/13/87 10.0000 10.0000 $16,616.56 $1,673.76 6942 09/27/37 10/13/55 41.2166 41.2500 $36,663.46 $10,635.71 7356 10/20/37 02/28/77 10.0000 9.0000 $15,139.98 $1,227.50 4039 05/14/38 02/11/57 39.8888 39.9166 $19,696.18 $5,763.32 4516 05/10/40 06/25/58 38.5166 38.5000 $49,268.97 $15,617.57 4649 10/13/37 03/28/77 20.0000 20.0000 $36,488.53 $7,162.18 6439 01/13/38 03/17/80 17.0000 17.0000 $17,596.68 $3,045.27 1353 05/08/73 06/02/92 5.0000 5.0000 $17,210.78 $690.87 8532 03/03/72 06/12/95 2.0000 2.0000 $21,608.56 $383.30 4569 04/20/39 06/19/72 24.5333 24.5000 $25,828.73 $5,820.71 2400 05/05/63 08/28/89 7.0000 7.0000 $20,921.19 $1,330.45 2754 04/30/65 08/12/91 5.0000 5.0000 $19,485.60 $910.63 0395 09/01/40 02/09/76 21.0000 21.0000 $20,264.87 $4,051.67 1727 03/01/41 11/07/66 30.1500 30.1666 $15,866.54 $4,383.16 1788 02/14/44 11/18/91 5.0000 5.0000 $15,216.76 $798.74 1907 09/25/43 07/19/73 22.4500 22.4166 $18,249.08 $3,837.57 2291 05/26/42 01/17/83 14.0000 14.0000 $27,918.23 $3,930.03 3900 06/09/40 02/06/70 26.9027 26.9166 $13,671.82 $3,073.78 7379 02/16/45 06/08/88 9.0000 9.0000 $24,782.51 $2,311.19 8200 07/14/44 05/17/76 20.0000 20.0000 $20,019.99 $3,866.59 2587 01/11/43 02/23/88 9.0000 1.0000 $86,198.10 $1,473.41 5067 02/24/46 05/23/79 17.0000 17.0000 $19,664.98 $3,328.99 5351 07/13/43 07/29/75 21.4222 21.4166 $31,830.04 $6,549.28

E-19 LAST FOUR DIGITS OF SOCIAL SECURITY NUMBER DATE OF BIRTH DATE OF HIRE 12/31/96 VESTING SERVICE 12/31/96 CREDITED SERVICE 12/31/96 FINAL AVERAGE EARNINGS ACCRUED BENEFIT 5550 07/10/44 09/05/95 1.0000 1.0000 $17,345.99 $182.14 7003 02/14/44 04/27/62 34.6777 33.2500 $19,882.95 $5,067.74 7085 09/15/42 09/14/64 32.2972 32.3333 $13,957.50 $3,566.56 6391 02/27/60 12/09/91 5.0000 5.0000 $18,858.05 $979.23 6830 07/03/73 10/05/94 2.0000 2.0000 $22,293.66 $377.43 0543 06/11/46 03/20/89 8.0000 8.0000 $24,368.80 $1,867.18 0569 05/05/45 07/22/74 17.4416 17.4166 $14,511.20 $2,906.82 0584 04/27/47 10/18/94 2.0000 2.0000 $12,016.78 $252.36 0673 12/24/48 10/17/85 11.0000 10.0000 $14,445.40 $1,587.05 1176 09/09/46 08/04/64 32.4083 32.4166 $31,437.10 $7,255.33 1180 11/23/46 10/23/75 11.0000 10.0000 $17,975.84 $1,783.03 4855 12/05/46 04/25/73 13.0000 10.0000 $20,060.29 $2,327.19 8011 10/06/49 05/02/94 3.0000 3.0000 $15,586.39 $490.98 5792 09/09/47 09/13/76 17.0000 17.0000 $126,210.00 $32,588.57 8881 06/20/47 04/27/87 10.0000 10.0000 $11,615.41 $1,238.88 9043 01/30/47 02/01/82 15.0000 15.0000 $21,813.25 $3,442.14 9540 04/16/46 02/18/74 22.8694 22.8333 $49,287.91 $10,409.88 9710 05/07/47 01/22/79 11.0000 10.0000 $16,971.78 $1,813.51 5185 06/23/49 07/23/89 7.0000 7.0000 $32,868.99 $2,261.43 5570 02/18/50 02/27/95 2.0000 2.0000 $21,171.45 $444.60 5574 10/12/48 08/29/94 2.0000 2.0000 $14,500.26 $304.50 2641 11/01/51 03/30/81 11.0000 10.0000 $23,919.22 $2,281.73 2693 06/11/51 02/21/91 6.0000 6.0000 $14,841.52 $962.96 3891 05/08/56 07/29/91 5.0000 5.0000 $14,955.45 $788.48 8771 03/24/56 08/20/75 21.3638 21.3333 $21,742.01 $3,692.68 2560 10/12/59 03/30/94 3.0000 3.0000 $15,443.49 $509.61 2781 04/07/64 01/09/89 8.0000 3.0000 $53,116.48 $1,695.85 3911 11/01/71 09/24/90 6.0000 6.0000 $20,542.35 $857.31 4437 07/06/56 05/29/89 8.0000 8.0000 $36,924.58 $2,806.56 4550 04/15/61 06/03/85 10.0000 10.0000 $18,664.36 $1,706.50 0238 10/14/57 10/03/88 8.0000 8.0000 $13,840.52 $1,134.73 0529 01/17/58 03/10/80 17.0000 17.0000 $26,199.66 $3,107.41 0809 12/21/60 02/26/85 11.0000 10.0000 $31,021.85 $2,921.63 1384 03/08/58 05/19/80 16.0000 16.0000 $31,346.92 $3,688.15 1421 03/21/57 01/25/80 17.0000 17.0000 $12,567.05 $1,928.36 2669 08/10/70 11/06/89 7.0000 7.0000 $15,457.22 $926.57 8705 06/16/59 09/23/91 4.0000 4.0000 $23,493.24 $1,133.44 0925 06/19/58 03/27/95 2.0000 2.0000 $19,251.95 $423.57 3675 09/30/59 08/09/93 3.0000 3.0000 $19,799.23 $653.35 3810 09/28/60 05/28/79 18.0000 18.0000 $26,310.98 $3,396.61 4017 08/04/60 08/11/86 10.0000 10.0000 $21,489.04 $1,910.20 6960 01/25/60 05/09/92 5.0000 5.0000 $31,477.68 $1,625.29 3767 02/05/62 07/03/89 2.0000 2.0000 $9,422.02 $166.97 3854 11/25/61 05/19/80 17.0000 17.0000 $30,363.95 $3,817.81 9984 01/20/59 08/03/92 3.0000 3.0000 $14,062.13 $534.56 0577 05/22/65 05/14/86 11.0000 11.0000 $21,819.63 $1,707.03 1952 02/15/57 08/11/75 11.0000 10.0000 $22,601.91 $2,179.94 3851 08/06/61 05/27/85 10.0000 10.0000 $15,779.81 $1,365.13 4431 07/02/59 09/02/86 10.0000 10.0000 $22,511.86 $1,942.26 3265 09/29/67 11/02/88 4.0000 4.0000 $15,642.60 $582.69 8381 07/26/64 06/22/81 15.0000 15.0000 $16,823.81 $1,968.28 9601 08/19/62 11/02/81 15.0000 4.0000 $42,188.79 $1,796.10 4765 10/02/64 01/29/90 7.0000 7.0000 $13,589.64 $876.28 2830 05/30/70 07/10/90 6.0000 6.0000 $15,512.55 $719.43 4220 12/16/73 01/09/90 7.0000 7.0000 $13,837.80 $696.88 1625 04/05/29 06/19/73 11.0000 10.0000 $12,683.92 $1,317.57 1718 08/28/32 10/01/85 11.0000 11.0000 $68,166.55 $10,710.45 2507 03/31/72 02/13/95 2.0000 2.0000 $17,014.49 $301.81 8919 11/09/71 08/07/90 6.0000 6.0000 $18,025.69 $790.58 9223 07/23/70 03/07/94 2.0000 2.0000 $5,166.44 $288.47 9352 07/23/70 02/07/95 2.0000 2.0000 $17,766.93 $322.83 4332 01/08/24 02/20/95 2.0000 2.0000 $13,113.59 $262.27 E-20 LAST FOUR DIGITS OF SOCIAL SECURITY NUMBER DATE OF BIRTH DATE OF HIRE 12/31/96 VESTING SERVICE 12/31/96 CREDITED SERVICE 12/31/96 FINAL AVERAGE EARNINGS ACCRUED BENEFIT 1041 04/20/69 03/21/88 9.0000 9.0000 $22,911.92 $1,437.93 5817 01/17/35 11/11/68 28.1388 28.1666 $21,033.96 $5,183.97 3741 05/12/70 01/01/94 1.0000 1.0000 $15,394.16 $147.03 4143 06/30/33 08/16/66 11.0000 10.0000 $15,064.46 $1,413.19 1916 04/23/57 01/24/94 3.0000 3.0000 $21,826.74 $720.26 1351 12/23/36 05/04/92 5.0000 5.0000 $32,969.25 $1,623.85 7748 06/10/42 02/20/95 2.0000 2.0000 $12,386.25 $260.12 8322 08/30/73 08/16/93 3.0000 3.0000 $14,985.82 $372.17 1576 10/03/36 01/09/95 2.0000 2.0000 $9,245.80 $184.91 3147 07/07/35 05/03/78 19.0000 19.0000 $20,904.15 $4,454.91 3171 07/03/35 01/11/66 30.9722 31.0000 $25,900.15 $6,882.00 3483 08/21/36 12/02/85 11.0000 11.0000 $30,367.79 $3,388.21 2001 05/09/37 03/21/88 9.0000 9.0000 $17,080.36 $1,345.08 0981 12/12/71 05/23/95 1.0000 1.0000 $14,761.25 $134.11 4650 02/26/73 07/03/91 4.0000 4.0000 $11,078.30 $366.82 0640 02/06/40 09/15/71 25.2944 25.3333 $18,624.81 $4,765.83 2179 08/20/61 04/15/94 3.0000 3.0000 $14,476.42 $477.73 6928 09/28/60 10/30/89 6.0000 6.0000 $14,056.86 $903.21 4374 12/07/40 07/11/67 29.4722 29.5000 $18,905.43 $4,839.51 4444 01/16/36 03/25/74 22.7666 22.7500 $16,003.97 $3,251.36 5052 05/26/33 05/04/81 16.0000 16.0000 $18,453.38 $2,751.80 0646 08/04/41 08/08/78 18.0000 18.0000 $23,535.50 $4,583.15 1005 02/28/41 09/26/90 6.0000 6.0000 $17,227.19 $997.98 1078 06/14/41 07/12/60 36.4694 33.2500 $16,495.37 $4,072.67 3320 02/03/40 09/22/69 27.2750 27.2500 $18,711.85 $5,080.89 3556 06/08/41 02/15/82 15.0000 15.0000 $16,835.69 $2,383.97 3848 01/09/46 11/13/89 6.0000 6.0000 $15,112.92 $1,045.78 6841 05/26/44 09/29/69 3.0000 3.0000 $12,800.66 $1,221.75 9468 01/13/44 09/03/63 11.0000 10.0000 $52,645.58 $5,748.87 9503 02/23/42 02/20/78 19.0000 19.0000 $14,456.30 $2,844.22 4796 12/02/72 02/27/95 2.0000 2.0000 $21,982.06 $380.84 8041 09/29/68 03/02/92 5.0000 5.0000 $24,368.30 $1,063.88 8044 09/14/72 02/27/95 2.0000 2.0000 $17,401.16 $301.47 8054 01/08/67 03/02/92 5.0000 5.0000 $22,433.20 $1,044.37 8029 06/23/51 04/24/73 23.6861 23.6666 $49,698.77 $9,371.03 8365 02/07/47 01/08/73 23.9805 4.0000 $77,774.11 $3,947.71 0660 02/04/49 12/27/82 14.0000 14.0000 $51,542.78 $7,223.85 2576 11/04/69 12/13/94 2.0000 2.0000 $16,186.61 $301.48 7601 01/13/49 03/17/76 21.0000 21.0000 $36,880.16 $6,902.54 9800 08/16/45 02/09/77 11.0000 10.0000 $13,527.02 $1,351.48 0492 01/11/50 08/22/88 8.0000 8.0000 $15,677.29 $1,330.78 0533 01/15/48 09/04/78 19.0000 19.0000 $11,739.76 $2,196.24 0740 09/10/49 04/01/80 16.0000 16.0000 $15,502.86 $2,568.11 0741 04/08/51 01/14/80 17.0000 17.0000 $21,813.21 $3,090.19 2293 09/22/48 07/31/73 23.4166 23.4166 $26,210.18 $5,452.96 0185 07/04/55 03/01/76 13.0000 10.0000 $23,940.25 $2,529.93 2204 12/18/50 04/19/93 3.0000 3.0000 $11,138.79 $350.86 7994 03/31/69 09/07/93 3.0000 3.0000 $15,150.56 $423.27 7276 06/01/49 04/28/91 6.0000 6.0000 $17,232.13 $1,059.01 4856 03/01/55 05/27/74 22.5944 22.5833 $15,887.45 $2,728.20 7550 08/21/53 08/29/72 24.3388 24.3333 $24,004.16 $3,858.07 8392 04/22/56 11/14/89 7.0000 7.0000 $39,792.35 $2,815.08 9850 09/14/54 04/24/91 6.0000 6.0000 $16,896.99 $1,050.05 9940 08/07/54 09/13/82 7.0000 7.0000 $23,452.74 $1,521.80 9995 02/10/55 07/17/78 16.0000 16.0000 $15,584.36 $2,123.08 0026 02/14/55 08/14/79 17.0000 17.0000 $19,146.04 $2,849.98 0434 01/22/55 08/17/94 2.0000 2.0000 $17,771.26 $390.97 1558 01/20/58 11/18/91 3.0000 3.0000 $12,076.23 $498.47 1570 09/18/55 08/29/79 17.0000 17.0000 $26,968.56 $4,084.54 6188 12/19/56 08/18/86 11.0000 9.0000 $44,971.67 $4,018.12 1907 09/05/65 02/18/85 12.0000 12.0000 $37,064.21 $2,941.89 1910 07/30/58 05/16/94 3.0000 3.0000 $17,929.16 $591.66

E-21 LAST FOUR DIGITS OF SOCIAL SECURITY NUMBER DATE OF BIRTH DATE OF HIRE 12/31/96 VESTING SERVICE 12/31/96 CREDITED SERVICE 12/31/96 FINAL AVERAGE EARNINGS ACCRUED BENEFIT 2096 03/31/62 06/28/95 1.0000 1.0000 $16,253.07 $178.79 9200 07/15/60 09/26/86 10.0000 10.0000 $26,030.05 $2,508.07 9453 11/21/56 10/11/93 3.0000 3.0000 $42,117.77 $1,389.85 4663 10/06/57 03/16/87 10.0000 10.0000 $14,006.45 $1,479.21 6205 11/30/22 06/02/69 11.0000 9.0000 $12,571.63 $1,120.68 0199 05/27/60 02/27/84 13.0000 13.0000 $30,896.65 $3,443.68 0882 09/03/70 08/29/94 2.0000 2.0000 $21,016.96 $381.89 0915 10/07/59 01/09/84 13.0000 13.0000 $14,411.36 $1,669.37 3946 01/24/65 05/21/86 11.0000 11.0000 $18,349.44 $1,563.10 6524 03/29/61 07/28/80 16.0000 16.0000 $17,389.23 $2,100.20 7010 08/11/65 02/04/91 6.0000 6.0000 $21,132.81 $1,049.16 4249 11/12/74 11/20/95 1.0000 1.0000 $14,908.99 $126.23 6652 12/14/63 11/07/94 2.0000 2.0000 $17,830.67 $392.25 9472 03/18/75 10/18/94 2.0000 2.0000 $12,570.02 $208.08 2455 06/25/69 04/19/89 8.0000 8.0000 $21,572.64 $1,157.62 3454 05/25/68 04/06/92 5.0000 5.0000 $16,853.03 $733.26 5339 10/26/63 03/20/89 8.0000 8.0000 $18,001.34 $1,233.45 0265 04/30/65 06/13/83 14.0000 14.0000 $16,705.16 $1,605.66 7967 07/06/64 06/30/86 11.0000 11.0000 $23,545.29 $1,907.26 1147 10/03/72 12/14/92 4.0000 4.0000 $22,827.24 $707.95 1352 06/15/68 02/24/88 9.0000 9.0000 $15,969.62 $1,116.64 5577 08/02/66 08/15/94 2.0000 2.0000 $33,810.61 $680.73 1029 10/16/73 03/27/95 2.0000 2.0000 $19,665.86 $332.95 9918 01/29/70 08/29/89 5.0000 5.0000 $12,196.24 $617.34 1855 06/25/35 04/08/57 39.7305 33.2500 $24,074.39 $6,446.78 3428 06/01/35 01/12/66 30.9694 31.0000 $12,621.71 $3,519.15 0459 10/06/35 01/29/57 39.9222 39.9166 $29,990.60 $8,359.24 4237 10/11/71 04/06/92 5.0000 5.0000 $14,752.75 $609.76 4423 10/06/73 01/28/92 5.0000 5.0000 $18,621.59 $709.38 6677 04/28/60 04/16/93 4.0000 4.0000 $20,320.51 $894.10 6052 11/18/41 12/07/71 25.0666 25.0833 $15,041.70 $3,679.41 8606 10/10/69 01/22/93 3.0000 3.0000 $23,236.82 $633.34 6387 06/29/38 12/16/68 11.0000 10.0000 $50,457.21 $5,992.54 6903 05/19/53 10/05/94 2.0000 2.0000 $16,517.31 $346.88 6760 07/03/43 04/08/69 11.0000 10.0000 $18,497.23 $1,932.22 6806 04/01/36 07/25/82 11.0000 10.0000 $16,493.77 $1,597.98 7126 12/28/40 05/27/59 37.5944 37.5833 $47,379.36 $14,303.72 5012 11/02/43 08/20/73 23.3638 23.3333 $13,162.45 $2,863.36 5743 03/09/38 01/22/80 17.0000 17.0000 $14,874.41 $2,622.43 5918 08/09/43 10/10/83 13.0000 13.0000 $12,077.19 $1,665.01 6494 11/18/43 10/08/62 34.2305 34.2500 $22,689.13 $6,297.21 6872 11/30/44 07/20/81 15.0000 15.0000 $16,308.60 $2,240.76 6928 11/13/40 03/25/68 27.7666 27.7500 $18,747.73 $4,608.72 7063 05/22/42 06/13/60 36.5500 36.5833 $22,197.46 $5,879.21 7383 01/16/35 09/05/95 1.0000 1.0000 $17,743.03 $177.43 4933 12/21/68 08/30/93 3.0000 3.0000 $13,396.92 $374.28 1838 03/06/44 01/02/74 22.9972 23.0000 $23,556.27 $5,820.12 6608 03/24/45 04/12/68 28.7194 28.7500 $14,829.31 $3,278.14 6940 12/02/47 05/08/89 8.0000 8.0000 $17,894.24 $1,288.82 7502 08/02/45 05/08/95 2.0000 2.0000 $19,473.51 $408.94 8386 07/13/47 06/30/87 10.0000 10.0000 $17,505.54 $1,772.29 3858 12/31/61 04/10/95 2.0000 2.0000 $21,881.56 $481.39 5073 02/28/46 03/05/73 23.8222 23.8333 $15,365.50 $3,181.83 6276 06/22/50 03/18/75 21.7861 21.7500 $16,771.03 $3,037.48 5100 07/08/51 07/21/81 11.0000 10.0000 $15,200.29 $1,444.78 7372 10/25/51 09/18/74 11.0000 10.0000 $18,327.27 $1,910.31 7932 11/29/50 03/16/81 16.0000 16.0000 $14,639.37 $2,316.52 8341 06/15/50 03/08/71 21.8138 21.8333 $24,792.60 $4,238.03 5131 11/28/51 09/02/71 25.3305 25.3333 $29,776.04 $5,278.21 5146 05/22/51 06/11/73 13.0000 10.0000 $28,871.82 $2,858.35 5722 10/16/49 03/24/77 11.0000 10.0000 $19,735.41 $1,966.15 5788 07/27/51 01/08/68 28.9805 29.0000 $20,267.60 $3,976.73 E-22 LAST FOUR DIGITS OF SOCIAL SECURITY NUMBER DATE OF BIRTH DATE OF HIRE 12/31/96 VESTING SERVICE 12/31/96 CREDITED SERVICE 12/31/96 FINAL AVERAGE EARNINGS ACCRUED BENEFIT 6127 01/23/53 07/22/91 5.0000 5.0000 $12,835.78 $673.38 7301 02/13/52 07/16/80 15.0000 15.0000 $21,563.30 $3,092.24 0450 01/05/50 10/14/74 13.0000 10.0000 $15,433.11 $1,666.66 1363 10/11/52 05/02/94 3.0000 3.0000 $18,216.72 $573.83 1501 05/16/53 02/22/95 2.0000 2.0000 $10,165.01 $213.47 1538 01/13/51 06/02/69 27.5805 27.5833 $22,466.36 $4,359.39 1554 06/22/53 06/28/78 11.0000 10.0000 $28,165.99 $3,176.93 1805 03/31/53 07/26/94 2.0000 2.0000 $12,415.47 $260.73 2268 11/22/49 08/15/88 8.0000 8.0000 $20,012.69 $1,549.27 2350 02/18/51 07/09/90 7.0000 7.0000 $17,079.38 $1,317.16 0254 02/25/52 06/18/79 11.0000 10.0000 $29,164.04 $2,822.43 0778 11/22/53 05/09/84 11.0000 10.0000 $16,207.21 $1,742.32 1120 03/10/59 06/23/80 17.0000 17.0000 $18,197.48 $2,503.83 2392 06/21/53 03/21/74 2.0000 2.0000 $13,908.95 $1,330.08 2630 11/29/53 04/08/76 13.0000 10.0000 $14,530.43 $1,551.33 4394 03/15/61 06/18/79 13.0000 13.0000 $34,647.28 $3,463.67 4527 03/19/56 09/23/81 11.0000 10.0000 $15,307.43 $1,737.36 5062 08/20/57 09/08/93 3.0000 3.0000 $15,587.19 $514.39 5151 09/22/56 02/24/84 13.0000 13.0000 $23,235.01 $2,847.40 0602 10/12/57 04/29/75 20.6722 20.6666 $20,485.00 $3,262.04 2066 07/16/58 05/21/84 12.0000 12.0000 $16,986.90 $1,933.99 2208 04/24/55 09/17/91 4.0000 4.0000 $12,323.51 $538.77 5031 01/14/59 07/18/77 19.0000 19.0000 $22,207.76 $2,951.79 8005 05/26/57 07/15/91 5.0000 5.0000 $15,638.32 $800.16 8541 09/02/56 08/18/75 11.0000 10.0000 $22,095.74 $2,220.00 1498 04/10/59 06/22/78 19.0000 19.0000 $27,699.30 $4,202.26 4978 04/30/63 01/17/89 8.0000 8.0000 $16,591.19 $1,182.16 5184 07/26/59 03/01/82 15.0000 4.0000 $93,882.70 $4,972.79 5388 04/08/69 02/27/89 8.0000 8.0000 $13,655.37 $876.80 5731 12/16/60 04/27/94 3.0000 3.0000 $28,334.74 $935.05 6545 08/01/47 09/09/81 15.0000 15.0000 $17,074.96 $2,642.55 7212 03/16/59 02/28/89 8.0000 8.0000 $12,709.01 $1,028.63 7586 03/26/60 05/31/94 3.0000 3.0000 $17,785.76 $586.90 9600 01/03/23 11/26/73 13.0000 9.0000 $10,581.71 $918.12 9772 01/29/71 10/18/95 1.0000 1.0000 $14,560.36 $135.59 2044 07/18/66 06/16/87 9.0000 3.0000 $15,862.45 $466.50 0211 09/30/70 11/13/89 7.0000 7.0000 $15,909.31 $873.54 3079 09/07/65 06/18/84 12.0000 12.0000 $32,543.01 $2,816.98 5135 02/18/64 04/26/93 3.0000 3.0000 $14,302.65 $456.64 5132 03/20/62 05/01/95 2.0000 2.0000 $40,380.00 $888.36 6060 09/05/75 01/10/95 2.0000 2.0000 $7,701.14 $124.73 5969 03/12/73 11/06/95 1.0000 1.0000 $12,067.15 $107.03 1722 01/25/67 04/14/95 2.0000 2.0000 $21,963.88 $442.21 4635 11/16/63 08/07/95 1.0000 1.0000 $14,619.71 $160.80 8301 09/10/67 02/14/94 3.0000 3.0000 $20,340.45 $582.81 0302 11/05/32 04/30/86 11.0000 10.0000 $25,794.79 $2,875.12 2516 01/03/72 08/03/90 6.0000 6.0000 $15,623.50 $793.23 9931 09/13/72 04/24/95 2.0000 2.0000 $18,227.72 $315.79 0140 11/28/37 06/13/77 20.0000 20.0000 $17,034.80 $3,154.03 0851 02/20/38 09/25/80 16.0000 16.0000 $12,515.59 $1,971.48 0921 12/27/39 11/15/89 7.0000 7.0000 $13,356.85 $900.53 1342 11/24/38 09/05/79 17.0000 17.0000 $18,912.79 $3,109.81 1949 11/02/41 06/11/84 12.0000 12.0000 $15,558.86 $1,776.26 2441 06/05/38 11/14/57 39.1305 39.1666 $17,644.65 $4,938.96 9523 08/18/37 07/02/73 23.4972 23.5000 $19,510.12 $4,260.27 1565 07/11/73 03/09/92 5.0000 5.0000 $18,533.20 $741.66 5139 01/16/65 06/05/89 8.0000 8.0000 $18,400.92 $1,308.55 9170 02/01/43 04/14/75 21.7138 21.7500 $12,056.72 $2,650.21 3422 12/22/43 03/23/87 10.0000 10.0000 $18,213.50 $1,815.30 4068 11/16/44 03/31/69 11.0000 10.0000 $47,222.79 $4,799.80 6168 05/19/43 06/17/87 10.0000 10.0000 $18,974.17 $1,978.85 3163 08/20/44 02/25/80 17.0000 17.0000 $17,602.32 $2,947.13

E-23 LAST FOUR DIGITS OF SOCIAL SECURITY NUMBER DATE OF BIRTH DATE OF HIRE 12/31/96 VESTING SERVICE 12/31/96 CREDITED SERVICE 12/31/96 FINAL AVERAGE EARNINGS ACCRUED BENEFIT 3716 09/09/45 02/05/76 21.0000 21.0000 $14,427.63 $3,025.67 4304 09/24/45 09/07/93 3.0000 3.0000 $23,374.74 $736.30 1903 03/16/56 02/14/77 20.0000 20.0000 $14,832.38 $2,531.68 8075 07/28/47 11/03/87 9.0000 9.0000 $14,726.36 $1,309.38 2701 05/02/65 10/17/94 2.0000 2.0000 $19,955.21 $424.74 4254 12/06/73 10/02/95 1.0000 1.0000 $20,828.56 $180.47 0417 03/08/54 02/10/81 16.0000 16.0000 $22,778.47 $3,474.19 5244 10/03/48 03/19/79 13.0000 10.0000 $28,090.36 $2,801.47 5395 01/01/49 03/19/75 20.7833 20.7500 $13,352.21 $2,812.36 0768 01/18/49 05/26/70 26.5972 26.5833 $23,233.90 $4,548.96 1049 03/25/65 11/30/87 9.0000 9.0000 $16,871.51 $1,234.94 1165 10/03/49 01/14/80 17.0000 17.0000 $19,552.56 $2,849.06 1186 12/02/46 02/19/85 12.0000 12.0000 $10,030.84 $1,396.39 1323 12/20/59 10/23/78 18.0000 18.0000 $19,504.27 $2,667.27 1817 08/24/41 05/02/75 21.6638 21.6666 $19,874.89 $4,013.97 5798 09/07/50 04/26/76 21.0000 21.0000 $16,126.35 $2,651.93 6817 11/09/50 10/23/70 26.1888 26.1666 $14,792.74 $2,755.95 7340 03/06/50 05/29/89 8.0000 8.0000 $16,676.74 $1,346.62 4124 03/08/50 04/29/75 21.6722 21.6666 $21,213.65 $3,806.56 6512 04/06/53 03/15/93 4.0000 4.0000 $16,289.73 $684.17 6513 04/06/53 07/26/95 1.0000 1.0000 $23,267.59 $244.29 6535 01/29/51 10/08/79 17.0000 17.0000 $31,731.07 $4,566.79 6658 09/28/51 04/21/74 22.6944 22.6666 $39,476.19 $6,756.79 6831 11/05/51 01/30/79 16.0000 16.0000 $17,611.47 $2,798.75 7433 12/29/49 05/20/86 11.0000 11.0000 $16,596.52 $1,668.68 8725 02/10/50 05/20/85 12.0000 12.0000 $14,324.94 $1,693.74 2553 11/23/53 08/12/77 19.0000 19.0000 $14,350.20 $2,470.73 7035 04/09/53 11/19/75 21.1166 21.0833 $15,183.76 $2,551.55 7051 03/24/53 06/15/71 25.5444 25.5833 $21,911.24 $4,164.62 7297 10/16/53 11/02/73 23.1638 23.1666 $18,469.38 $3,276.78 7459 11/05/51 06/20/88 9.0000 9.0000 $26,414.80 $2,245.31 7637 07/29/52 03/23/87 10.0000 10.0000 $16,847.14 $1,474.12 9590 02/20/54 12/01/77 17.0000 17.0000 $13,936.68 $2,163.54 9660 02/07/52 04/09/95 2.0000 2.0000 $10,634.40 $223.32 7931 07/16/54 10/27/72 11.0000 10.0000 $20,400.99 $1,995.54 8604 09/29/54 06/03/74 22.5777 22.5833 $20,971.31 $3,434.29 2972 02/22/53 04/05/93 4.0000 4.0000 $11,953.78 $502.06 5067 07/17/57 04/21/93 4.0000 4.0000 $15,994.03 $703.72 5075 03/07/56 07/07/93 4.0000 4.0000 $16,741.40 $736.64 5361 07/09/55 02/15/93 4.0000 4.0000 $16,975.60 $746.94 5428 03/26/56 11/06/95 1.0000 1.0000 $25,062.28 $275.68 5946 02/28/57 05/03/93 4.0000 4.0000 $21,050.02 $926.19 5976 05/14/55 11/10/93 3.0000 3.0000 $13,737.64 $453.32 7112 03/29/68 08/15/95 1.0000 1.0000 $14,534.67 $146.34 7241 05/10/56 02/22/93 4.0000 4.0000 $25,522.08 $1,122.99 7329 09/13/56 05/04/95 2.0000 2.0000 $16,143.91 $355.15 8378 09/18/54 04/19/94 3.0000 3.0000 $15,241.50 $480.09 9448 10/23/57 06/28/93 4.0000 4.0000 $14,445.25 $635.57 5127 09/24/56 05/26/94 3.0000 3.0000 $12,996.37 $428.87 5153 06/09/56 10/12/94 2.0000 2.0000 $16,103.63 $354.26 5390 03/26/56 11/30/94 2.0000 2.0000 $16,594.25 $365.06 5442 01/26/56 11/27/95 1.0000 1.0000 $16,785.75 $184.64 5495 02/11/56 07/23/93 3.0000 3.0000 $20,501.80 $676.55 5638 02/12/54 06/10/94 2.0000 2.0000 $15,343.46 $322.20 5804 03/30/60 09/02/93 3.0000 3.0000 $16,079.41 $530.60 5949 11/08/57 06/13/95 2.0000 2.0000 $12,741.48 $280.32 3531 09/29/59 07/07/93 3.0000 3.0000 $11,333.02 $373.97 6962 02/26/57 03/31/94 3.0000 3.0000 $32,718.38 $1,079.68 0161 10/27/60 10/03/95 1.0000 1.0000 $19,415.87 $213.55 4310 05/28/61 04/26/93 4.0000 4.0000 $14,958.37 $658.16 1073 10/23/65 09/15/94 2.0000 2.0000 $11,786.74 $243.94 E-24 LAST FOUR DIGITS OF SOCIAL SECURITY NUMBER DATE OF BIRTH DATE OF HIRE 12/31/96 VESTING SERVICE 12/31/96 CREDITED SERVICE 12/31/96 FINAL AVERAGE EARNINGS ACCRUED BENEFIT 2295 08/05/66 08/13/93 3.0000 3.0000 $20,187.44 $593.69 5609 05/17/57 09/01/94 2.0000 2.0000 $12,683.30 $279.02 8253 12/30/69 04/21/94 3.0000 3.0000 $13,348.97 $363.84 8387 09/21/61 08/13/93 3.0000 3.0000 $15,623.06 $515.57 9087 08/04/68 08/12/93 3.0000 3.0000 $16,402.84 $458.25 8052 06/13/58 05/03/93 4.0000 4.0000 $16,712.79 $735.35 4860 09/17/58 09/12/95 1.0000 1.0000 $12,947.92 $142.41 6460 04/04/74 07/07/93 3.0000 3.0000 $10,260.55 $254.82 1217 12/25/72 08/21/95 1.0000 1.0000 $13,425.22 $119.07 1353 12/23/61 02/15/93 4.0000 4.0000 $17,320.56 $762.12 9580 11/29/74 02/09/95 2.0000 2.0000 $15,701.38 $259.92 1194 12/07/66 05/24/93 4.0000 4.0000 $15,278.66 $583.70 6543 02/17/71 07/24/95 1.0000 1.0000 $16,064.80 $149.60 9435 09/25/64 04/21/94 3.0000 3.0000 $11,291.35 $350.49 1188 05/09/60 06/28/93 4.0000 4.0000 $15,160.05 $667.04 1940 09/18/70 06/22/94 3.0000 3.0000 $20,519.13 $545.97 6220 10/19/70 06/08/94 3.0000 3.0000 $10,801.48 $287.40 6520 09/24/69 08/06/93 3.0000 3.0000 $14,077.40 $383.69 8260 06/26/61 05/17/93 4.0000 4.0000 $13,961.06 $614.30 9394 12/09/67 04/17/95 2.0000 2.0000 $15,427.49 $302.45 0219 09/15/65 06/28/93 4.0000 4.0000 $15,441.18 $605.44 6801 11/30/61 05/03/93 4.0000 4.0000 $25,980.06 $1,143.15 7015 12/01/68 03/02/95 2.0000 2.0000 $15,658.55 $299.11 7975 03/18/66 07/23/93 3.0000 3.0000 $18,619.83 $562.36 9227 08/27/71 02/06/95 2.0000 2.0000 $17,211.21 $305.30 9733 03/10/65 06/21/93 4.0000 4.0000 $23,395.35 $942.15 3904 08/10/73 02/23/95 2.0000 2.0000 $14,658.20 $248.16 4261 04/19/66 07/14/93 3.0000 3.0000 $13,361.93 $403.56 9586 09/08/65 04/07/94 3.0000 3.0000 $12,621.21 $381.19 3433 08/25/65 08/30/93 3.0000 3.0000 $24,992.69 $754.84 4459 10/02/68 12/04/95 1.0000 1.0000 $14,907.75 $146.16 2877 02/10/70 05/31/94 3.0000 3.0000 $31,343.81 $854.30 2323 11/23/71 06/13/95 1.0000 1.0000 $12,710.16 $115.48 7701 06/04/68 04/12/94 3.0000 3.0000 $18,491.66 $516.61 3767 03/14/75 04/20/95 2.0000 2.0000 $16,271.84 $269.36 6923 11/23/66 06/15/94 2.0000 2.0000 $10,728.23 $216.00 8348 04/27/67 11/28/94 2.0000 2.0000 $24,966.53 $502.67 8407 11/27/69 05/03/93 4.0000 4.0000 $14,026.58 $497.62 6502 06/12/67 06/21/93 3.0000 3.0000 $15,554.88 $445.69 7905 09/18/64 04/25/94 3.0000 3.0000 $16,754.42 $520.06 1557 03/29/71 06/28/93 4.0000 4.0000 $23,641.20 $819.17 1134 12/24/65 12/01/94 2.0000 2.0000 $12,754.35 $263.97 7850 08/21/68 06/21/93 4.0000 4.0000 $39,805.68 $1,446.58 7957 02/25/71 11/05/93 3.0000 3.0000 $26,494.19 $704.95 0781 02/07/69 09/01/93 3.0000 3.0000 $23,173.84 $647.42 7068 10/10/71 10/17/95 1.0000 1.0000 $15,617.23 $141.89 9237 11/18/72 08/30/93 3.0000 3.0000 $23,113.14 $587.01 5279 02/14/42 08/14/78 11.0000 10.0000 $15,991.70 $1,531.13 6973 11/11/42 04/21/80 11.0000 10.0000 $91,527.94 $12,748.93 3698 08/26/39 04/26/93 4.0000 4.0000 $15,718.49 $660.17 7557 07/06/39 07/23/93 3.0000 3.0000 $14,614.14 $460.35 7594 12/10/41 05/24/93 4.0000 4.0000 $17,379.18 $729.91 9719 04/19/43 11/22/94 2.0000 2.0000 $17,535.52 $368.25 0492 08/07/43 04/26/93 4.0000 4.0000 $8,655.80 $363.54 8272 01/15/41 05/31/93 4.0000 4.0000 $14,141.31 $593.93 8316 02/21/46 04/05/93 4.0000 4.0000 $15,690.68 $659.00 8642 01/22/43 05/24/93 4.0000 4.0000 $16,055.85 $674.35 9041 01/26/42 04/24/89 8.0000 8.0000 $25,993.41 $1,913.33 5575 10/17/45 04/05/93 4.0000 4.0000 $19,164.58 $804.90 6050 01/23/42 04/26/93 4.0000 4.0000 $22,871.56 $960.59 9176 08/15/75 11/29/94 2.0000 2.0000 $23,333.27 $377.91 0775 01/05/43 04/12/94 3.0000 3.0000 $16,499.29 $519.74

E-25 LAST FOUR DIGITS OF SOCIAL SECURITY NUMBER DATE OF BIRTH DATE OF HIRE 12/31/96 VESTING SERVICE 12/31/96 CREDITED SERVICE 12/31/96 FINAL AVERAGE EARNINGS ACCRUED BENEFIT 6382 08/04/46 05/10/94 3.0000 3.0000 $25,170.83 $792.90 6566 04/29/43 05/03/93 4.0000 4.0000 $14,971.81 $628.82 7102 05/31/45 02/15/93 4.0000 4.0000 $15,528.63 $652.19 7360 02/14/74 06/07/94 3.0000 3.0000 $24,166.67 $600.17 5283 10/09/50 11/28/95 1.0000 1.0000 $15,590.55 $163.70 3414 03/18/50 05/02/94 3.0000 3.0000 $13,202.40 $415.88 4819 03/08/46 05/31/93 4.0000 4.0000 $11,853.13 $497.83 3559 04/18/49 02/08/93 4.0000 4.0000 $22,373.49 $939.70 5346 02/18/55 08/04/86 10.0000 10.0000 $14,898.39 $1,637.20 2803 07/24/49 06/28/93 4.0000 4.0000 $15,313.89 $643.19 3350 02/12/51 03/08/93 4.0000 4.0000 $13,911.22 $584.26 4458 03/05/50 08/13/93 3.0000 3.0000 $12,653.03 $398.58 4660 01/31/50 01/31/95 2.0000 2.0000 $21,223.25 $445.69 2516 03/12/50 02/15/93 4.0000 4.0000 $15,257.06 $640.80 2680 11/27/51 02/15/93 4.0000 4.0000 $17,598.74 $739.16 2696 05/04/50 05/03/93 4.0000 4.0000 $14,754.76 $619.70 3995 09/03/49 04/21/93 4.0000 4.0000 $15,754.80 $661.71 5348 04/30/52 02/19/73 23.8666 23.8333 $17,636.83 $3,228.06 2475 03/08/55 06/26/95 1.0000 1.0000 $11,436.30 $125.81 4680 06/06/48 11/15/93 3.0000 3.0000 $17,245.91 $543.25 5915 12/11/52 02/15/93 4.0000 4.0000 $12,900.50 $541.82 6535 04/20/54 08/15/95 1.0000 1.0000 $11,327.64 $118.94 8149 07/16/57 11/06/95 1.0000 1.0000 $22,379.63 $246.20 6164 01/01/59 07/06/95 2.0000 2.0000 $19,259.28 $423.73 6353 10/06/58 08/13/93 3.0000 3.0000 $15,305.18 $505.07 6590 11/30/57 08/30/93 3.0000 3.0000 $27,470.05 $906.53 7101 08/28/58 10/18/94 2.0000 2.0000 $18,388.04 $404.56 0272 03/02/58 01/24/95 2.0000 2.0000 $16,250.96 $357.53 5589 04/11/60 06/07/94 3.0000 3.0000 $15,561.93 $513.52 4336 03/20/59 05/24/93 4.0000 4.0000 $27,715.30 $1,219.45 2570 11/10/56 05/10/94 3.0000 3.0000 $12,043.84 $397.44 4429 11/28/59 08/16/94 2.0000 2.0000 $11,957.99 $263.09 6628 10/03/63 07/07/93 3.0000 3.0000 $19,943.34 $636.73 7265 12/10/63 06/13/95 2.0000 2.0000 $16,146.66 $355.21 7815 11/12/68 10/05/94 2.0000 2.0000 $14,539.10 $277.72 2664 06/29/59 07/12/93 3.0000 3.0000 $18,397.18 $607.08 4391 06/14/59 07/27/95 2.0000 2.0000 $18,070.28 $397.57 7993 03/01/69 05/19/94 3.0000 3.0000 $14,475.06 $404.40 9891 12/02/70 04/13/95 2.0000 2.0000 $11,925.91 $216.70 8625 06/13/71 11/06/95 1.0000 1.0000 $15,159.30 $137.73 2196 08/03/71 05/05/94 3.0000 3.0000 $9,414.73 $244.68 2273 09/27/69 06/04/94 3.0000 3.0000 $11,713.98 $319.27 9476 06/20/66 04/21/93 4.0000 4.0000 $18,149.12 $693.36 7366 11/06/67 07/14/93 3.0000 3.0000 $15,178.28 $434.90 7817 06/01/60 04/18/95 2.0000 2.0000 $15,593.59 $343.08 9617 03/11/71 09/15/93 3.0000 3.0000 $22,170.09 $589.89 4671 12/29/71 09/20/94 2.0000 2.0000 $16,264.33 $288.50 4867 07/06/69 06/14/94 3.0000 3.0000 $23,983.14 $653.68 1613 09/01/70 07/14/93 3.0000 3.0000 $14,848.68 $395.09 4961 06/16/72 08/13/93 3.0000 3.0000 $13,595.10 $345.28 5241 03/31/66 07/07/93 3.0000 3.0000 $17,668.22 $533.62 3777 08/14/66 03/31/94 3.0000 3.0000 $13,944.74 $410.10 1776 01/17/64 03/27/95 2.0000 2.0000 $20,244.69 $445.36 7019 12/29/72 05/26/94 3.0000 3.0000 $18,252.82 $463.57 7044 09/04/62 06/03/94 3.0000 3.0000 $19,611.53 $647.21 3607 09/15/69 04/23/94 3.0000 3.0000 $14,493.77 $395.04 6023 07/25/65 05/12/94 3.0000 3.0000 $26,486.42 $799.95 9476 01/18/75 11/27/95 1.0000 1.0000 $14,021.51 $118.72 9906 10/13/70 06/21/93 4.0000 4.0000 $22,130.01 $766.80 1846 02/11/66 07/12/93 4.0000 4.0000 $20,955.30 $821.64 1847 04/13/75 10/18/95 1.0000 1.0000 $17,131.51 $145.05 3147 06/11/63 05/03/93 4.0000 4.0000 $11,861.44 $490.93 E-26 LAST FOUR DIGITS OF SOCIAL SECURITY NUMBER DATE OF BIRTH DATE OF HIRE 12/31/96 VESTING SERVICE 12/31/96 CREDITED SERVICE 12/31/96 FINAL AVERAGE EARNINGS ACCRUED BENEFIT 5647 05/30/62 05/27/94 3.0000 3.0000 $16,739.30 $552.40 7731 11/09/70 11/30/94 2.0000 2.0000 $14,356.44 $260.86 0617 08/13/73 03/08/93 4.0000 4.0000 $22,093.00 $715.65 4354 04/06/75 02/21/95 2.0000 2.0000 $18,436.65 $305.20 4730 02/25/71 03/14/95 2.0000 2.0000 $28,063.31 $509.93 5225 03/09/75 11/08/94 2.0000 2.0000 $14,189.92 $234.90 8283 08/02/69 10/18/94 2.0000 2.0000 $12,704.87 $236.63 2625 03/15/68 06/10/94 2.0000 2.0000 $11,959.46 $234.46 7021 01/22/71 08/13/93 3.0000 3.0000 $13,507.35 $359.40 4393 10/04/72 05/05/94 3.0000 3.0000 $15,987.70 $406.04 6512 02/23/73 06/12/95 1.0000 1.0000 $9,500.42 $84.26 6317 04/06/36 06/28/93 3.0000 3.0000 $16,483.19 $494.49 1173 11/01/75 09/19/95 1.0000 1.0000 $29,711.31 $245.92 3056 06/11/73 09/01/93 3.0000 3.0000 $16,695.86 $414.63 3914 02/12/70 01/31/95 2.0000 2.0000 $12,390.99 $230.78 3187 03/24/35 05/14/94 3.0000 3.0000 $21,641.14 $649.23 7455 06/20/70 06/21/93 4.0000 4.0000 $17,393.61 $602.69 5793 08/12/75 06/26/95 1.0000 1.0000 $14,270.05 $118.11 1538 10/08/38 02/15/93 4.0000 4.0000 $18,270.35 $767.36 1584 06/24/39 05/03/93 4.0000 4.0000 $13,804.63 $579.79 2673 09/02/75 08/14/95 1.0000 1.0000 $12,958.94 $107.26 2325 05/02/72 03/08/93 4.0000 4.0000 $35,340.04 $1,196.75 3658 02/10/74 09/26/94 2.0000 2.0000 $20,498.73 $347.05 2102 09/23/43 02/08/93 4.0000 4.0000 $15,112.85 $634.74 1916 11/25/44 06/10/94 3.0000 3.0000 $12,827.65 $404.07 4264 02/19/46 05/05/94 3.0000 3.0000 $15,826.81 $498.54 0957 06/30/46 06/15/94 2.0000 2.0000 $10,806.71 $226.95 2643 04/22/47 08/13/93 3.0000 3.0000 $17,023.39 $536.25 4878 03/04/48 02/22/93 4.0000 4.0000 $18,165.59 $762.95 0481 06/17/48 08/06/93 3.0000 3.0000 $15,299.85 $481.94 0503 01/01/50 05/03/93 4.0000 4.0000 $17,319.94 $727.44 2465 10/25/47 06/28/93 4.0000 4.0000 $29,517.87 $1,239.75 7239 01/23/56 04/03/95 2.0000 2.0000 $13,598.30 $299.15 0119 10/11/49 05/10/93 4.0000 4.0000 $20,650.95 $867.35 0319 03/23/47 11/08/94 2.0000 2.0000 $13,260.36 $278.47 2565 10/05/52 05/02/94 3.0000 3.0000 $16,449.10 $518.15 4036 09/06/52 06/28/93 4.0000 4.0000 $15,637.07 $656.76 4342 01/16/49 10/03/95 1.0000 1.0000 $12,083.71 $126.89 5959 05/31/47 01/25/95 2.0000 2.0000 $15,865.14 $333.18 7097 01/13/50 03/29/94 3.0000 3.0000 $22,285.67 $702.01 3321 05/23/50 02/08/93 4.0000 4.0000 $22,534.48 $946.46 6679 08/04/46 05/03/93 4.0000 4.0000 $20,531.10 $862.32 8586 03/08/53 01/03/89 7.0000 7.0000 $44,132.23 $3,090.65 6785 02/12/48 05/17/93 4.0000 4.0000 $18,462.20 $929.65 7055 12/30/50 05/02/94 3.0000 3.0000 $22,228.31 $700.17 8734 06/10/54 05/31/93 4.0000 4.0000 $15,156.11 $636.56 4827 08/31/57 02/01/95 2.0000 2.0000 $13,193.46 $290.26 4798 05/24/55 09/08/94 2.0000 2.0000 $14,309.32 $314.80 3096 06/27/64 01/26/95 2.0000 2.0000 $17,811.37 $379.11 3558 03/07/68 10/18/93 3.0000 3.0000 $23,700.97 $679.10 6665 01/23/65 10/05/94 2.0000 2.0000 $12,255.12 $260.85 7249 06/04/55 11/26/79 11.0000 10.0000 $16,295.10 $1,729.34 7997 05/02/58 11/08/93 3.0000 3.0000 $13,833.59 $456.52 4686 05/24/59 11/28/94 2.0000 2.0000 $16,075.49 $353.68 6691 06/10/62 07/14/93 3.0000 3.0000 $27,583.77 $910.31 2422 11/20/65 07/23/93 3.0000 3.0000 $20,590.85 $621.89 4357 09/30/69 05/12/94 3.0000 3.0000 $14,666.57 $399.75 6709 09/27/63 05/24/93 4.0000 4.0000 $20,441.36 $846.04 8043 09/29/62 02/15/93 4.0000 4.0000 $17,495.01 $744.81 9440 03/27/72 09/25/95 1.0000 1.0000 $17,841.50 $162.09 3135 07/25/60 05/03/93 4.0000 4.0000 $27,037.53 $1,189.63 8511 07/18/59 06/29/95 1.0000 1.0000 $17,092.18 $188.00

E-27 LAST FOUR DIGITS OF SOCIAL SECURITY NUMBER DATE OF BIRTH DATE OF HIRE 12/31/96 VESTING SERVICE 12/31/96 CREDITED SERVICE 12/31/96 FINAL AVERAGE EARNINGS ACCRUED BENEFIT 3510 10/22/72 05/24/93 4.0000 4.0000 $22,501.86 $745.07 3711 05/12/65 06/01/94 3.0000 3.0000 $18,314.93 $568.50 9030 05/06/64 04/18/95 2.0000 2.0000 $14,326.56 $315.17 0225 12/27/64 04/11/95 2.0000 2.0000 $14,451.94 $307.60 1650 12/25/62 06/03/94 3.0000 3.0000 $17,133.68 $565.44 8989 08/27/61 08/05/94 2.0000 2.0000 $21,958.91 $483.10 0597 03/12/59 11/07/94 1.0000 1.0000 $17,534.18 $204.94 2559 09/09/64 04/21/93 4.0000 4.0000 $17,233.25 $694.00 4426 02/18/65 05/17/93 4.0000 4.0000 $14,375.78 $578.93 4618 08/08/63 08/26/94 2.0000 2.0000 $17,622.32 $387.67 9508 06/25/61 07/07/93 4.0000 4.0000 $12,246.50 $538.86 5925 07/26/61 06/26/95 1.0000 1.0000 $19,935.95 $219.31 8367 02/07/69 02/22/93 4.0000 4.0000 $21,507.55 $781.61 5020 12/05/63 05/24/93 4.0000 4.0000 $21,935.65 $907.88 7841 01/23/69 07/12/93 3.0000 3.0000 $22,155.28 $618.96 4397 01/24/66 01/16/95 2.0000 2.0000 $15,467.74 $320.12 9443 09/11/63 06/28/93 4.0000 4.0000 $16,433.09 $680.14 5406 10/01/70 07/23/93 3.0000 3.0000 $18,675.36 $496.91 7210 12/18/70 06/07/94 3.0000 3.0000 $13,052.94 $347.31 5265 10/07/65 10/18/93 3.0000 3.0000 $14,037.65 $423.97 8622 03/16/63 09/15/94 2.0000 2.0000 $13,286.66 $292.33 0408 09/19/63 03/29/94 3.0000 3.0000 $16,399.13 $523.57 6008 04/05/67 01/23/95 2.0000 2.0000 $18,914.42 $380.82 7848 05/19/69 05/28/94 3.0000 3.0000 $17,049.34 $476.32 0015 03/29/65 03/21/95 2.0000 2.0000 $13,893.51 $295.72 3601 07/04/69 06/22/94 3.0000 3.0000 $22,118.82 $602.87 3900 03/23/75 01/24/95 2.0000 2.0000 $15,622.65 $258.62 5237 01/25/70 08/15/94 2.0000 2.0000 $9,979.57 $185.87 6647 07/16/74 05/24/93 4.0000 4.0000 $15,288.89 $484.71 6648 02/04/66 02/15/93 4.0000 4.0000 $20,961.57 $821.89 0546 04/13/69 06/03/94 3.0000 3.0000 $15,860.03 $443.09 2201 04/04/65 02/22/93 4.0000 4.0000 $30,252.12 $1,218.28 4994 07/30/33 05/31/93 4.0000 4.0000 $14,891.46 $595.66 1356 03/30/72 06/28/93 4.0000 4.0000 $13,440.18 $455.14 0502 01/10/70 09/19/95 1.0000 1.0000 $12,973.35 $123.91 0719 06/20/72 08/23/94 2.0000 2.0000 $15,762.61 $273.09 9105 10/17/71 07/14/93 3.0000 3.0000 $24,617.14 $639.78 3514 09/26/67 05/31/93 4.0000 4.0000 $21,433.41 $798.39 6203 09/01/67 10/10/95 1.0000 1.0000 $16,886.59 $170.03 8122 09/22/70 05/20/94 3.0000 3.0000 $12,451.77 $331.31 4403 11/15/68 05/02/94 3.0000 3.0000 $17,812.76 $497.64 9602 11/22/71 01/17/95 2.0000 2.0000 $25,276.12 $448.36 0753 10/24/70 05/12/94 3.0000 3.0000 $12,189.86 $324.34 0916 10/11/73 05/21/94 3.0000 3.0000 $14,005.86 $347.83 1021 10/24/70 05/12/94 3.0000 3.0000 $13,580.76 $361.35 4893 02/08/69 04/23/94 3.0000 3.0000 $24,208.20 $676.32 8382 04/10/67 07/07/93 4.0000 4.0000 $22,313.95 $852.47 7993 08/07/71 04/21/94 3.0000 3.0000 $18,630.82 $484.20 3556 08/14/38 02/24/93 4.0000 4.0000 $26,843.40 $1,127.43 0863 01/26/40 04/27/93 4.0000 4.0000 $17,674.43 $742.32 9363 05/20/68 04/20/95 2.0000 2.0000 $14,466.84 $283.62 8898 04/28/38 11/30/94 2.0000 2.0000 $16,036.42 $336.76 9045 03/18/45 09/08/94 2.0000 2.0000 $15,673.97 $329.15 0139 06/16/73 12/04/95 1.0000 1.0000 $16,566.43 $143.54 4526 01/11/75 10/24/95 1.0000 1.0000 $13,501.91 $114.32 8412 07/08/73 05/10/93 4.0000 4.0000 $15,458.18 $500.73 8971 07/07/42 05/03/93 4.0000 4.0000 $28,998.16 $1,217.94 0664 05/12/44 02/15/93 4.0000 4.0000 $39,873.88 $1,674.70 1063 07/28/44 06/28/93 4.0000 4.0000 $15,135.14 $635.66 3281 03/28/48 04/26/93 4.0000 4.0000 $36,236.65 $1,521.94 9276 03/10/48 05/28/69 11.0000 11.0000 $20,697.70 $2,119.62 5730 05/17/46 07/07/93 4.0000 4.0000 $31,153.00 $1,308.41 E-28 LAST FOUR DIGITS OF SOCIAL SECURITY NUMBER DATE OF BIRTH DATE OF HIRE 12/31/96 VESTING SERVICE 12/31/96 CREDITED SERVICE 12/31/96 FINAL AVERAGE EARNINGS ACCRUED BENEFIT 6112 08/28/49 03/02/95 2.0000 2.0000 $11,262.05 $236.50 7326 12/01/48 11/09/92 4.0000 4.0000 $46,617.44 $2,007.81 7477 10/25/43 06/28/93 4.0000 4.0000 $19,639.55 $824.86 2617 11/30/45 02/15/93 4.0000 4.0000 $18,142.02 $761.96 5086 06/01/51 07/07/93 4.0000 4.0000 $19,589.65 $822.75 5361 08/26/46 05/10/93 4.0000 4.0000 $22,362.72 $939.25 3351 04/23/50 07/07/93 4.0000 4.0000 $32,368.99 $1,359.51 1846 05/24/38 05/17/93 4.0000 4.0000 $15,535.39 $652.48 0766 08/28/49 05/10/93 4.0000 4.0000 $14,002.24 $588.10 8660 03/28/49 11/08/94 2.0000 2.0000 $14,062.58 $295.30 2774 07/12/54 12/01/94 2.0000 2.0000 $15,744.90 $330.64 6438 08/18/51 02/22/93 4.0000 4.0000 $21,329.69 $895.86 6587 11/25/54 07/07/93 4.0000 4.0000 $26,929.28 $1,131.04 6699 05/10/50 02/22/93 4.0000 4.0000 $18,274.61 $767.54 6758 07/17/53 07/07/93 3.0000 3.0000 $12,506.40 $393.95 6822 06/20/53 07/07/93 3.0000 3.0000 $12,681.58 $399.47 7158 11/10/55 07/24/95 2.0000 2.0000 $17,823.42 $392.10 0040 10/27/57 08/02/93 4.0000 4.0000 $34,076.82 $1,499.34 0145 01/18/56 04/07/94 3.0000 3.0000 $14,667.61 $484.03 0246 12/27/54 05/03/93 4.0000 4.0000 $15,060.92 $632.57 0341 05/12/53 07/14/93 4.0000 4.0000 $17,324.77 $727.64 0468 06/16/55 01/09/95 2.0000 2.0000 $14,192.84 $312.23 5751 08/31/58 10/18/93 3.0000 3.0000 $13,278.50 $438.19 6395 03/04/65 02/15/93 4.0000 4.0000 $13,294.27 $535.37 6984 02/27/57 07/23/93 3.0000 3.0000 $14,206.30 $468.80 7029 10/30/55 05/17/93 4.0000 4.0000 $19,840.19 $872.98 7266 02/27/64 11/10/93 3.0000 3.0000 $17,889.15 $571.15 7339 05/16/66 11/13/95 1.0000 1.0000 $15,780.86 $167.94 6732 01/02/57 06/07/94 3.0000 3.0000 $11,867.44 $391.61 1793 06/11/61 07/24/95 1.0000 1.0000 $13,863.80 $152.51 6768 11/12/61 05/03/93 4.0000 4.0000 $17,380.02 $764.74 1377 07/21/68 06/21/93 4.0000 4.0000 $20,859.82 $758.07 1468 08/18/63 04/26/94 3.0000 3.0000 $15,478.60 $494.18 1575 09/11/63 12/15/94 2.0000 2.0000 $10,864.18 $239.00 5762 02/09/59 05/24/93 4.0000 4.0000 $15,281.22 $672.36 7176 09/16/58 09/20/94 2.0000 2.0000 $13,315.93 $292.97 8451 09/15/59 09/13/94 2.0000 2.0000 $13,632.05 $299.92 6055 05/08/69 08/15/95 1.0000 1.0000 $15,390.43 $150.89 7233 02/11/60 06/28/93 4.0000 4.0000 $20,370.06 $896.28 8310 06/05/61 06/28/93 4.0000 4.0000 $15,801.19 $695.27 6344 11/30/68 05/31/93 4.0000 4.0000 $17,914.13 $651.02 6670 05/31/71 03/02/95 2.0000 2.0000 $17,005.35 $309.00 8316 09/07/67 10/03/95 1.0000 1.0000 $11,406.95 $114.85 3738 09/01/61 07/23/93 3.0000 3.0000 $13,610.30 $449.14 7279 01/26/72 05/01/94 3.0000 3.0000 $12,954.05 $336.67 1448 08/11/59 03/16/95 2.0000 2.0000 $13,263.72 $291.82 2105 02/26/73 06/21/93 4.0000 4.0000 $12,764.37 $422.65 4227 04/23/69 03/14/95 2.0000 2.0000 $18,524.39 $353.85 4853 10/21/74 10/05/94 2.0000 2.0000 $15,089.17 $249.78 5407 11/04/56 11/30/94 2.0000 2.0000 $11,253.45 $247.56 6025 07/13/73 03/02/95 2.0000 2.0000 $12,266.64 $207.68 9089 02/02/70 06/03/94 3.0000 3.0000 $15,055.63 $410.35 1483 08/26/60 10/25/93 3.0000 3.0000 $11,943.33 $394.13 1540 05/12/66 10/25/93 3.0000 3.0000 $18,301.55 $552.75 9679 11/05/68 07/14/93 3.0000 3.0000 $14,708.16 $410.91 0627 02/23/64 06/28/93 4.0000 4.0000 $14,559.56 $602.60 1852 01/02/64 02/08/93 4.0000 4.0000 $35,440.02 $1,466.81 6844 06/09/62 05/09/95 2.0000 2.0000 $17,607.85 $387.40 7050 04/07/67 06/14/94 2.0000 2.0000 $12,860.95 $258.94 9432 07/19/63 06/28/93 3.0000 3.0000 $14,668.57 $468.32 0581 10/27/63 04/26/93 4.0000 4.0000 $22,109.07 $915.06 3057 10/11/61 11/01/93 3.0000 3.0000 $15,242.31 $503.00

E-29 LAST FOUR DIGITS OF SOCIAL SECURITY NUMBER DATE OF BIRTH DATE OF HIRE 12/31/96 VESTING SERVICE 12/31/96 CREDITED SERVICE 12/31/96 FINAL AVERAGE EARNINGS ACCRUED BENEFIT 0640 04/08/64 06/15/94 2.0000 2.0000 $8,182.07 $179.99 8668 02/26/63 07/23/93 3.0000 3.0000 $13,422.79 $442.98 6265 08/20/67 05/08/95 2.0000 2.0000 $18,582.78 $364.31 0931 03/01/70 08/22/95 1.0000 1.0000 $12,750.50 $121.78 3085 03/29/68 03/21/95 2.0000 2.0000 $14,616.74 $286.56 6923 05/07/74 10/18/94 2.0000 2.0000 $22,906.72 $387.81 9569 01/05/65 05/31/93 4.0000 4.0000 $17,337.57 $698.20 0144 02/18/36 02/15/93 4.0000 4.0000 $16,261.21 $650.45 0278 04/14/73 07/07/93 4.0000 4.0000 $19,080.71 $631.79 0595 12/21/72 07/14/93 3.0000 3.0000 $12,092.72 $307.12 2786 05/04/71 07/14/93 3.0000 3.0000 $14,400.57 $383.17 4121 03/06/75 05/24/93 4.0000 4.0000 $20,704.49 $656.40 7753 06/11/34 06/23/75 21.5222 21.5000 $26,731.97 $5,923.47 5840 09/13/73 06/22/95 1.0000 1.0000 $14,130.20 $122.43 1025 11/05/66 02/14/95 2.0000 2.0000 $15,587.72 $313.84 7389 05/11/70 05/31/93 4.0000 4.0000 $22,815.27 $809.41 4628 09/21/37 08/31/94 2.0000 2.0000 $17,981.26 $359.63 0203 07/13/42 05/22/90 7.0000 7.0000 $11,714.53 $805.24 0083 02/19/41 05/24/93 4.0000 4.0000 $21,015.89 $882.66 3538 09/19/41 09/20/94 2.0000 2.0000 $13,274.84 $278.78 7939 05/30/42 07/12/93 4.0000 4.0000 $28,873.47 $1,212.67 8314 08/25/44 05/17/93 4.0000 4.0000 $13,514.72 $567.61 3667 10/24/43 07/25/95 1.0000 1.0000 $14,455.78 $151.78 4179 10/29/72 08/09/94 2.0000 2.0000 $13,825.55 $239.53 6306 05/24/74 02/14/95 2.0000 2.0000 $15,299.31 $259.02 1660 09/04/44 04/20/95 2.0000 2.0000 $18,061.47 $379.28 9344 12/19/44 11/08/94 2.0000 2.0000 $11,484.48 $241.17 8550 06/20/74 03/02/95 2.0000 2.0000 $13,856.16 $229.37 7355 07/31/48 05/10/93 4.0000 4.0000 $37,934.59 $1,593.28 7391 05/20/49 10/18/94 2.0000 2.0000 $19,225.57 $403.72 2649 11/09/48 03/29/94 3.0000 3.0000 $13,842.63 $436.04 3060 04/11/52 04/07/94 3.0000 3.0000 $16,010.15 $504.30 4066 12/18/50 07/23/93 3.0000 3.0000 $18,789.25 $591.84 4599 12/10/48 02/22/93 4.0000 4.0000 $17,675.60 $742.39 4806 04/20/52 01/31/95 2.0000 2.0000 $18,385.08 $386.09 7591 09/04/51 05/31/93 4.0000 4.0000 $20,587.92 $864.71 9432 04/10/50 07/07/93 3.0000 3.0000 $13,164.63 $414.69 9513 03/19/53 02/08/93 4.0000 4.0000 $22,906.57 $962.08 9796 01/22/50 02/15/93 4.0000 4.0000 $14,879.60 $624.95 2857 04/11/48 05/17/93 4.0000 4.0000 $13,129.39 $551.43 3743 06/29/46 02/15/93 4.0000 4.0000 $13,451.92 $564.99 7217 02/17/55 12/03/79 17.0000 17.0000 $34,084.61 $5,055.78 0210 03/10/50 09/28/94 2.0000 2.0000 $17,411.14 $365.63 1003 01/17/52 05/03/93 4.0000 4.0000 $13,525.71 $568.09 0005 07/28/50 04/07/94 3.0000 3.0000 $17,386.38 $547.66 6655 03/31/56 04/21/93 4.0000 4.0000 $13,227.10 $582.00 6729 12/31/52 08/26/94 2.0000 2.0000 $16,499.85 $346.51 6984 02/25/56 05/03/93 4.0000 4.0000 $24,167.39 $1,063.39 7978 02/05/51 05/10/93 4.0000 4.0000 $12,933.85 $543.21 8002 03/26/54 05/17/93 4.0000 4.0000 $14,006.39 $588.28 1225 07/05/55 10/05/94 2.0000 2.0000 $16,641.32 $366.09 1724 07/07/55 09/12/94 2.0000 2.0000 $15,724.78 $345.93 5295 02/10/57 07/17/95 1.0000 1.0000 $17,284.68 $190.12 5672 04/15/56 05/31/93 4.0000 4.0000 $11,674.95 $626.55 5769 12/27/54 07/14/93 3.0000 3.0000 $14,070.91 $443.21 7389 03/08/57 05/03/93 4.0000 4.0000 $21,697.82 $954.70 3451 07/23/55 09/15/94 2.0000 2.0000 $14,438.86 $317.64 8814 10/30/55 06/14/93 4.0000 4.0000 $32,534.77 $1,431.56 2886 02/10/58 10/08/79 16.0000 3.0000 $38,412.14 $1,267.62 9121 03/04/57 06/28/93 4.0000 4.0000 $16,789.58 $738.74 4965 09/05/59 01/30/95 2.0000 2.0000 $15,861.15 $348.96 2060 02/24/61 05/10/93 4.0000 4.0000 $15,919.21 $700.43 E-30 LAST FOUR DIGITS OF SOCIAL SECURITY NUMBER DATE OF BIRTH DATE OF HIRE 12/31/96 VESTING SERVICE 12/31/96 CREDITED SERVICE 12/31/96 FINAL AVERAGE EARNINGS ACCRUED BENEFIT 3071 10/02/57 11/06/95 1.0000 1.0000 $23,354.33 $256.92 6540 01/25/61 07/07/93 4.0000 4.0000 $15,104.34 $664.58 6665 11/14/58 09/13/94 2.0000 2.0000 $16,214.13 $356.73 8416 03/07/60 10/03/95 1.0000 1.0000 $16,026.65 $176.28 0635 06/24/57 10/31/94 2.0000 2.0000 $14,258.69 $313.70 2446 05/23/59 09/15/93 3.0000 3.0000 $16,593.38 $547.58 0180 09/16/63 05/03/93 4.0000 4.0000 $16,954.95 $701.74 2113 02/21/72 08/01/95 1.0000 1.0000 $10,758.30 $97.74 5217 05/25/66 05/02/94 3.0000 3.0000 $17,019.53 $514.03 6689 09/08/70 05/10/93 4.0000 4.0000 $23,614.65 $818.25 1086 01/29/60 05/19/94 3.0000 3.0000 $14,439.33 $476.48 1951 12/12/59 10/19/94 2.0000 2.0000 $14,795.40 $325.51 3872 09/06/61 05/07/94 3.0000 3.0000 $12,834.65 $423.55 5093 12/29/69 08/06/93 3.0000 3.0000 $19,882.88 $541.92 8423 09/12/64 02/08/93 4.0000 4.0000 $36,549.16 $1,471.87 8971 11/22/71 07/27/95 1.0000 1.0000 $13,911.86 $126.39 4323 06/15/60 04/05/93 4.0000 4.0000 $17,510.70 $770.46 7189 11/09/62 07/07/95 1.0000 1.0000 $17,689.06 $194.58 7260 07/28/61 05/14/94 3.0000 3.0000 $14,028.75 $462.95 8669 11/22/73 09/15/93 3.0000 3.0000 $15,508.85 $385.16 4164 09/26/57 02/06/95 2.0000 2.0000 $18,521.74 $407.49 5206 02/19/57 04/06/95 2.0000 2.0000 $15,901.93 $349.82 7369 08/14/72 07/13/95 1.0000 1.0000 $17,328.65 $153.69 8515 05/12/73 04/04/95 2.0000 2.0000 $13,571.61 $235.13 9120 09/14/63 09/08/94 2.0000 2.0000 $13,203.00 $290.45 9894 09/17/66 04/07/94 3.0000 3.0000 $10,472.03 $307.97 0673 05/27/69 05/12/94 3.0000 3.0000 $20,616.24 $575.97 5419 07/14/69 05/31/93 4.0000 4.0000 $14,097.08 $500.12 7989 09/16/61 02/20/95 2.0000 2.0000 $55,368.00 $1,218.10 8146 03/21/64 10/24/94 2.0000 2.0000 $17,053.36 $375.15 3029 12/05/73 04/18/95 2.0000 2.0000 $15,527.59 $262.88 3211 06/13/65 10/19/94 2.0000 2.0000 $13,636.88 $282.23 9048 10/24/66 10/10/94 2.0000 2.0000 $16,778.11 $337.80 0242 10/23/75 05/17/94 3.0000 3.0000 $23,554.58 $560.05 0767 05/26/67 09/25/95 1.0000 1.0000 $11,356.30 $117.52 7444 12/22/70 03/08/93 4.0000 4.0000 $26,366.59 $913.60 3313 11/21/63 08/09/93 3.0000 3.0000 $21,995.36 $702.24 5648 06/22/67 03/31/94 3.0000 3.0000 $16,289.39 $466.73 7817 06/01/67 08/13/93 3.0000 3.0000 $23,313.07 $685.61 3832 12/25/63 07/07/93 4.0000 4.0000 $23,862.07 $987.61 5454 07/28/64 05/31/93 3.0000 3.0000 $13,604.12 $422.28 7118 05/26/74 05/31/93 4.0000 4.0000 $16,751.73 $542.63 3128 08/01/37 04/05/93 4.0000 4.0000 $16,341.44 $653.66 4275 02/08/35 03/07/95 2.0000 2.0000 $16,052.95 $321.05 0483 08/24/75 07/05/93 3.0000 3.0000 $20,119.56 $478.38 7173 09/24/64 03/09/95 2.0000 2.0000 $18,119.16 $385.66 9543 07/21/64 05/14/94 3.0000 3.0000 $13,346.30 $414.27 1320 04/28/34 02/15/93 4.0000 4.0000 $16,188.63 $647.54 6809 06/11/68 12/07/93 3.0000 3.0000 $27,007.75 $754.53 4788 08/26/40 02/08/93 4.0000 4.0000 $26,347.32 $1,106.58 0654 05/08/70 05/24/93 4.0000 4.0000 $16,410.10 $582.18 9169 04/28/73 06/22/94 3.0000 3.0000 $15,899.54 $403.80 2320 11/12/72 05/17/94 3.0000 3.0000 $16,831.66 $427.47 6381 02/08/71 05/31/93 4.0000 4.0000 $24,244.17 $840.06 7387 09/16/75 05/27/94 3.0000 3.0000 $12,308.91 $292.66 6077 07/05/43 10/10/94 2.0000 2.0000 $12,243.55 $257.12 9972 02/21/43 04/05/93 4.0000 4.0000 $13,155.36 $552.53 2204 04/26/74 05/17/93 4.0000 4.0000 $16,435.13 $532.38 8923 01/17/42 04/05/93 4.0000 4.0000 $13,979.10 $587.11 1016 08/15/44 05/01/95 2.0000 2.0000 $14,161.61 $297.39 6906 05/27/44 10/17/95 1.0000 1.0000 $16,259.30 $170.72 8019 01/29/35 12/13/94 2.0000 2.0000 $13,219.40 $264.38

E-31 LAST FOUR DIGITS OF SOCIAL SECURITY NUMBER DATE OF BIRTH DATE OF HIRE 12/31/96 VESTING SERVICE 12/31/96 CREDITED SERVICE 12/31/96 FINAL AVERAGE EARNINGS ACCRUED BENEFIT 5199 11/09/41 06/21/93 4.0000 4.0000 $16,944.40 $711.65 5211 09/18/44 01/30/95 2.0000 2.0000 $15,920.35 $334.32 5238 09/19/44 05/31/93 4.0000 4.0000 $17,311.45 $727.07 5811 12/25/43 02/15/93 4.0000 4.0000 $16,278.59 $683.70 5925 05/05/43 05/10/93 4.0000 4.0000 $18,047.28 $757.99 7351 10/16/43 05/03/93 4.0000 4.0000 $17,018.68 $714.78 7363 06/08/43 07/14/93 3.0000 3.0000 $15,766.87 $496.66 8294 11/24/45 06/28/93 4.0000 4.0000 $15,000.42 $630.01 3310 10/19/74 07/07/93 3.0000 3.0000 $17,618.61 $428.03 3330 10/19/74 07/23/93 3.0000 3.0000 $19,000.53 $461.61 0336 11/16/45 08/01/94 2.0000 2.0000 $30,131.00 $632.75 1349 09/26/50 02/07/95 2.0000 2.0000 $26,116.85 $548.46 3398 12/19/52 02/15/93 4.0000 4.0000 $17,048.43 $716.03 4763 02/14/50 04/30/86 6.0000 6.0000 $11,819.66 $701.23 4506 03/03/49 09/28/94 2.0000 2.0000 $13,046.43 $273.97 0387 10/16/48 06/04/94 3.0000 3.0000 $14,449.96 $455.17 0463 08/20/50 08/23/94 2.0000 2.0000 $13,964.88 $293.27 0474 04/19/51 10/27/93 3.0000 3.0000 $16,347.70 $514.94 0985 02/08/52 02/15/93 4.0000 4.0000 $21,258.89 $892.89 1036 03/16/54 10/19/94 2.0000 2.0000 $12,731.72 $267.36 1111 02/07/38 06/28/93 4.0000 4.0000 $13,960.51 $586.34 1168 10/24/52 11/08/93 3.0000 3.0000 $23,243.71 $732.18 2396 12/20/48 05/03/93 4.0000 4.0000 $16,753.56 $703.66 6590 03/07/52 06/21/93 4.0000 4.0000 $29,091.15 $1,221.85 6642 07/06/51 05/24/94 3.0000 3.0000 $26,753.36 $842.70 5575 04/02/54 01/26/95 2.0000 2.0000 $16,895.94 $354.80 9434 05/30/60 02/01/90 7.0000 7.0000 $44,081.57 $2,812.83 5532 06/27/44 07/23/93 3.0000 3.0000 $14,194.85 $447.14 2249 07/29/48 02/08/93 4.0000 4.0000 $29,774.94 $1,250.57 3210 08/06/58 10/09/95 1.0000 1.0000 $40,433.61 $444.72 1698 04/19/75 10/18/94 2.0000 2.0000 $10,994.83 $182.01 0577 09/22/55 05/10/93 4.0000 4.0000 $15,462.36 $680.36 5738 08/22/69 07/07/93 3.0000 3.0000 $14,332.99 $390.66 7967 11/10/66 04/11/94 3.0000 3.0000 $37,361.22 $1,098.75 0456 07/11/52 03/08/93 4.0000 4.0000 $15,982.01 $671.24 1803 08/08/49 08/22/94 2.0000 2.0000 $11,518.01 $241.88 2068 08/14/53 02/15/93 4.0000 4.0000 $19,425.25 $815.88 2420 12/30/53 04/21/93 4.0000 4.0000 $15,358.83 $645.09 2255 01/09/53 03/21/95 2.0000 2.0000 $13,545.71 $284.47 7508 08/11/35 04/21/93 4.0000 4.0000 $18,061.40 $722.46 1673 10/10/49 08/06/93 2.0000 2.0000 $12,739.87 $272.00 5387 04/15/53 03/08/93 4.0000 4.0000 $18,426.29 $773.90 7320 10/25/55 02/22/93 4.0000 4.0000 $28,654.38 $1,260.82 2316 07/05/55 06/04/94 3.0000 3.0000 $14,064.36 $464.12 5075 04/15/56 09/28/94 2.0000 2.0000 $14,584.24 $320.84 1724 11/25/72 08/09/93 3.0000 3.0000 $17,478.16 $443.89 0913 12/02/51 05/03/93 4.0000 4.0000 $15,974.18 $670.93 7726 05/11/53 05/17/93 4.0000 4.0000 $16,270.29 $683.35 8088 01/16/53 11/06/95 1.0000 1.0000 $18,039.33 $189.39 9294 05/17/54 07/23/93 3.0000 3.0000 $19,553.49 $615.93 8720 09/23/59 04/11/83 7.0000 7.0000 $26,020.97 $1,686.80 0961 02/06/53 07/14/93 3.0000 3.0000 $17,986.88 $566.59 1801 02/01/52 05/03/93 4.0000 4.0000 $21,999.79 $924.01 4636 01/05/57 07/14/93 4.0000 4.0000 $23,199.48 $1,020.77 5351 04/16/57 06/27/95 2.0000 2.0000 $17,049.78 $375.07 0111 11/25/53 03/09/95 2.0000 2.0000 $15,529.94 $326.12 0112 04/27/56 07/05/95 2.0000 2.0000 $21,727.00 $477.97 0294 07/09/55 07/12/95 2.0000 2.0000 $30,290.71 $666.37 0480 08/02/53 04/12/94 3.0000 3.0000 $14,340.92 $451.74 0983 06/04/52 08/09/94 2.0000 2.0000 $13,650.23 $286.67 1288 12/31/52 02/08/93 4.0000 4.0000 $23,786.68 $999.04 2301 03/02/61 08/12/93 3.0000 3.0000 $15,205.20 $501.77 E-32 LAST FOUR DIGITS OF SOCIAL SECURITY NUMBER DATE OF BIRTH DATE OF HIRE 12/31/96 VESTING SERVICE 12/31/96 CREDITED SERVICE 12/31/96 FINAL AVERAGE EARNINGS ACCRUED BENEFIT 0198 08/16/67 11/17/86 10.0000 10.0000 $18,819.45 $1,413.28 7471 04/17/42 04/21/93 4.0000 4.0000 $24,154.83 $1,014.49 8906 07/29/46 02/28/95 2.0000 2.0000 $16,133.33 $338.81 5392 10/22/65 11/21/94 2.0000 2.0000 $16,431.56 $340.07 0174 12/04/50 08/01/95 1.0000 1.0000 $16,653.11 $174.86 9757 01/28/54 02/15/93 4.0000 4.0000 $16,406.18 $689.08 2202 01/05/58 06/07/94 3.0000 3.0000 $26,120.46 $861.99 9160 12/30/68 10/20/94 2.0000 2.0000 $14,730.69 $281.38 2178 09/21/57 08/28/89 7.0000 7.0000 $24,920.09 $1,629.21 8996 11/09/52 12/20/94 2.0000 2.0000 $15,817.69 $332.18 6914 02/02/50 01/24/95 2.0000 2.0000 $16,503.84 $346.58 8838 02/20/55 11/22/94 2.0000 2.0000 $14,353.93 $315.79 2854 10/27/63 06/02/81 3.0000 3.0000 $19,125.91 $610.63 4987 08/23/65 04/18/95 2.0000 2.0000 $13,114.56 $271.42 9258 08/24/61 01/03/95 2.0000 2.0000 $24,703.43 $543.48 7578 03/24/50 11/28/95 1.0000 1.0000 $18,586.22 $195.15 1406 11/15/55 08/29/83 13.0000 10.0000 $15,873.09 $1,729.19 7430 06/19/56 08/11/92 4.0000 4.0000 $15,328.01 $652.15 1557 10/31/72 06/10/94 2.0000 2.0000 $13,946.23 $241.62 2453 01/20/70 11/22/94 1.0000 1.0000 $12,225.93 $116.77 1553 01/15/51 07/19/77 19.0000 19.0000 $14,397.71 $2,432.01 7849 03/17/45 07/06/87 10.0000 10.0000 $26,879.08 $2,622.01 6775 06/08/45 06/13/94 3.0000 3.0000 $126,971.25 $5,598.25 9648 12/08/62 12/18/95 1.0000 1.0000 $54,306.74 $597.37 1015 01/11/63 06/01/93 4.0000 4.0000 $65,623.88 $2,907.13 6395 06/17/75 06/07/95 2.0000 2.0000 $16,290.66 $263.85 5799 06/13/43 02/20/79 11.0000 10.0000 $12,966.60 $1,336.83 3871 04/08/59 05/14/94 3.0000 3.0000 $18,604.40 $613.95 8202 09/21/38 10/26/92 4.0000 4.0000 $15,703.70 $660.74 3984 10/01/57 09/17/84 12.0000 4.0000 $97,915.31 $5,254.94 9468 08/30/57 12/20/94 2.0000 2.0000 $11,561.97 $254.37 3617 12/06/70 05/06/94 3.0000 3.0000 $14,668.76 $390.30 1654 09/04/52 05/02/88 9.0000 9.0000 $23,905.74 $2,079.29 2345 05/31/52 11/29/93 3.0000 3.0000 $20,808.99 $655.46 3599 11/15/57 09/15/94 2.0000 2.0000 $18,922.80 $416.31 2194 09/03/57 02/18/85 12.0000 6.0000 $71,306.90 $5,088.72 7143 09/04/55 06/04/94 3.0000 3.0000 $20,153.31 $665.05 8743 08/31/62 07/11/88 7.0000 7.0000 $55,593.20 $3,628.62 1591 04/16/40 01/31/95 2.0000 2.0000 $15,677.77 $329.23 3169 07/07/36 08/11/75 21.3888 21.4166 $24,023.55 $4,918.62 5854 12/18/67 05/03/95 2.0000 2.0000 $25,212.77 $494.29 1281 03/07/58 05/19/92 4.0000 4.0000 $10,169.93 $444.58 0093 04/26/50 10/25/93 3.0000 3.0000 $18,875.46 $594.59 3265 04/19/51 03/26/90 7.0000 7.0000 $24,410.51 $1,593.29 0995 12/11/50 05/03/93 4.0000 4.0000 $14,555.63 $611.32 2413 11/10/55 06/21/93 4.0000 4.0000 $16,960.23 $746.26 6438 04/22/67 03/01/93 3.0000 3.0000 $15,419.99 $486.71 9077 10/04/40 06/21/77 20.0000 20.0000 $38,528.31 $7,371.44 9224 02/05/42 11/07/78 17.0000 17.0000 $15,314.33 $2,833.03 5415 02/14/56 02/27/90 7.0000 7.0000 $27,292.25 $2,074.73 5423 07/24/58 07/08/91 5.0000 5.0000 $16,894.23 $892.06 6423 10/26/50 02/09/72 24.8944 24.9166 $48,664.53 $8,701.38 3008 01/16/57 03/09/95 2.0000 2.0000 $14,868.39 $327.09 5683 08/22/51 05/31/95 2.0000 2.0000 $24,290.52 $510.11 6089 12/02/54 09/26/94 2.0000 2.0000 $28,059.32 $589.25 6911 12/29/74 10/31/94 2.0000 2.0000 $14,836.71 $245.61 9257 08/08/54 08/11/86 11.0000 11.0000 $28,055.58 $3,141.17 8516 09/19/39 08/01/77 18.0000 3.0000 $14,716.48 $463.57 3802 12/26/73 01/13/92 5.0000 5.0000 $14,778.53 $652.85 8863 05/12/45 01/31/83 14.0000 14.0000 $13,643.64 $1,930.04 7241 06/16/71 04/11/94 1.0000 1.0000 $43,787.81 $271.77 9063 08/19/68 01/24/94 3.0000 3.0000 $20,896.30 $583.79

E-33 LAST FOUR DIGITS OF SOCIAL SECURITY NUMBER DATE OF BIRTH DATE OF HIRE 12/31/96 VESTING SERVICE 12/31/96 CREDITED SERVICE 12/31/96 FINAL AVERAGE EARNINGS ACCRUED BENEFIT 2984 10/20/66 02/15/93 4.0000 4.0000 $16,988.74 $649.03 3221 06/18/69 09/11/89 7.0000 7.0000 $20,975.70 $1,009.01 7143 10/09/49 05/28/84 12.0000 12.0000 $13,687.60 $1,582.46 7731 11/12/59 08/08/89 7.0000 7.0000 $32,658.00 $2,180.38 3341 11/07/70 07/12/93 3.0000 3.0000 $24,944.69 $663.72 5292 07/29/62 01/19/94 3.0000 3.0000 $14,539.69 $479.84 0936 09/20/67 11/21/95 1.0000 1.0000 $22,997.50 $231.55 6376 07/04/50 11/09/81 15.0000 15.0000 $20,570.28 $3,021.94 9424 04/12/41 03/13/78 19.0000 19.0000 $15,855.18 $2,983.07 4233 01/07/56 09/28/94 2.0000 2.0000 $20,309.87 $446.80 4346 10/07/50 06/01/92 5.0000 5.0000 $14,158.10 $756.59 6393 05/16/36 07/31/89 7.0000 7.0000 $58,664.90 $5,307.13 2510 05/07/69 11/23/92 4.0000 4.0000 $22,763.74 $801.24 3043 04/13/70 02/10/93 4.0000 4.0000 $25,154.72 $892.41 8016 03/15/73 05/01/95 2.0000 2.0000 $19,415.69 $336.38 7714 09/06/68 04/17/95 2.0000 2.0000 $17,499.46 $334.27 8298 10/22/36 02/01/71 21.9166 21.9166 $57,289.87 $29,760.10 6574 06/11/74 04/25/94 3.0000 3.0000 $21,404.64 $520.01 1905 12/14/38 05/31/93 4.0000 4.0000 $13,876.46 $582.82 4782 05/15/67 11/03/94 2.0000 2.0000 $21,272.61 $428.29 3552 01/18/70 04/10/95 2.0000 2.0000 $16,645.78 $310.03 5531 07/08/75 01/30/95 2.0000 2.0000 $13,279.58 $215.08 1279 09/15/61 03/23/92 5.0000 5.0000 $35,052.36 $1,854.21 1142 10/06/53 06/19/78 19.0000 19.0000 $17,513.80 $3,005.53 3395 03/31/63 03/29/93 4.0000 4.0000 $13,520.11 $575.59 4577 02/12/39 10/01/81 15.0000 15.0000 $19,726.36 $2,890.40 5152 05/22/58 03/14/95 2.0000 2.0000 $16,346.09 $359.62 4609 10/07/39 02/11/75 19.8888 19.9166 $13,063.46 $2,633.38 2558 05/22/50 10/06/86 10.0000 10.0000 $22,616.08 $2,231.99 6458 12/13/51 06/23/86 11.0000 4.0000 $50,756.98 $2,131.83 2545 06/30/54 05/01/95 2.0000 2.0000 $101,915.08 $2,732.74 0164 05/10/66 07/22/91 6.0000 6.0000 $24,101.59 $1,289.86 0064 04/24/67 05/20/91 6.0000 6.0000 $20,558.82 $1,068.61 1250 08/16/46 03/22/94 3.0000 3.0000 $14,974.69 $471.71 6580 10/26/47 11/30/95 1.0000 1.0000 $13,477.09 $141.50 5165 01/19/68 02/08/93 4.0000 4.0000 $27,347.63 $1,018.70 2415 03/07/72 01/31/94 3.0000 3.0000 $26,528.78 $689.46 7417 08/11/71 03/16/95 2.0000 2.0000 $13,169.03 $233.60 9521 08/28/74 06/17/94 3.0000 3.0000 $21,732.66 $527.98 3419 10/10/58 04/07/86 10.0000 10.0000 $37,101.50 $3,008.22 6901 07/02/72 10/27/93 3.0000 3.0000 $18,223.80 $462.83 5036 05/08/66 08/15/94 3.0000 3.0000 $24,079.92 $887.67 4756 02/22/73 01/31/94 3.0000 3.0000 $26,737.71 $679.06 9865 04/12/69 05/08/95 2.0000 2.0000 $10,032.05 $191.63 7080 07/03/63 04/05/95 2.0000 2.0000 $15,738.83 $346.23 9116 03/27/64 06/08/92 5.0000 5.0000 $12,994.25 $661.83 7763 03/30/72 03/20/95 2.0000 2.0000 $17,623.54 $312.61 3128 03/17/68 10/24/94 2.0000 2.0000 $22,666.69 $444.37 4008 12/27/68 04/05/95 1.0000 1.0000 $16,223.91 $159.06 1631 04/08/70 04/25/94 3.0000 3.0000 $27,361.38 $745.76 8761 12/21/69 01/31/94 3.0000 3.0000 $18,527.22 $504.97 4074 09/09/60 05/23/95 2.0000 2.0000 $18,900.80 $415.84 8483 10/01/72 06/07/93 4.0000 4.0000 $18,092.78 $599.08 3581 08/27/72 09/27/93 3.0000 3.0000 $14,626.64 $400.19 0897 10/20/73 12/19/94 2.0000 2.0000 $19,547.69 $330.94 1767 09/08/69 10/02/95 1.0000 1.0000 $24,914.16 $237.95 E-34 DM_US 58902962-6.076961.0011

F-1 SUPPLEMENT F Provisions Relating to Suspension of Benefits F-1. Purpose. Prior to August 1, 2015, the Plan provided for the suspension of benefits upon reemployment under certain circumstances. The purpose of this Supplement is to clarify that the payment of benefits to certain Participants who became “reemployed” by the Company (or the Sara Lee Corporation) because they were employed by an entity that the Company (or the Sara Lee Corporation) acquired would not be suspended following such acquisition. F-2. National Textiles. National Textiles L.L.C. became a Controlled Group Member on September 19, 2005 (the “National Textiles Acquisition Date”). Any Participant who, on the National Textiles Acquisition Date, (1) was employed by Sara Lee Corporation and receiving a monthly benefit under the National Textiles, L.L.C. Pension Plan (the “NTX Plan”), or (2) was employed by National Textiles L.L.C. and receiving a monthly benefit under the SLBA Benefits Part of the SLC Plan, shall continue receiving such monthly benefit notwithstanding any provision of the NTX Plan, the SLC Plan or the Plan (as applicable) to the contrary. F-3. Maidenform. Maidenform, Inc. became a Controlled Group Member on October 7, 2013 (the “Maidenform Acquisition Date”). Any Participant who, on the Maidenform Acquisition Date (1) was employed by the Company and receiving a monthly benefit under the Maidenform LLC Retirement Plan (previously, the Maidenform, Inc. Retirement Plan and referred to herein as the “Maidenform Plan”), or (2) was employed by Maidenform, Inc. and receiving a monthly benefit under the Plan, shall continue receiving such monthly benefit notwithstanding any provision of the Maidenform Plan or the Plan (as applicable) to the contrary. DM_US 58905623-6.076961.0011 G-1 SUPPLEMENT G Provisions Relating to the Merger of Pension Plan of Adams-Millis Corporation G-1. Introduction. As reflected in Supplement A to the Hanesbrands Inc. Pension Plan (the “Plan”), effective as of the end of the day on December 31, 2005, certain assets and liabilities of the assets of the Sara Lee Consolidated Pension and Retirement Plan (the “SLC Plan”) were transferred to this Plan, as described in subsection 1.1 of the Plan. Participation and benefit accrual under this Plan were frozen effective as of the beginning of the day on January 1, 2006, as described more fully in the Plan, and the following provisions of this Supplement are subject to, and are to be interpreted consistently with, that freezing of participation and benefits. Prior to June 30, 1996, Sara Lee Sock Company, formerly known as Adams-Millis Corporation (“Adams-Millis”), maintained the Pension Plan of Adams- Millis Corporation (the “Adams-Millis Plan”). Effective as of June 30, 1996 (the “Merger Date”), the Adams-Millis Plan was merged into the SLC Plan and eligible employees of Adams-Millis were eligible to accrue benefits under the terms of Supplement O of the SLC Plan (now Supplement E to this Plan). The purpose of this Supplement G is to set forth provisions relating to certain salaried employees of Sara Lee Sock Company/Adams-Millis Corporation (the “Adams-Millis Salaried Employees”). This Supplement G is used in conjunction with the schedule to Supplement E (as described below) to determine the Plan benefit payable to Adams-Millis Salaried Employees. G-2. Participation. Certain Adams-Millis Salaried Employees (the A & B Level Executives) were eligible to participate in the SLC Plan prior to the Merger Date, and the benefits of any such employee under the SLC Benefits Part of the SLC Plan shall thereafter continue to be determined in accordance with the applicable terms of the SLC Plan and the Plan without regard to this Supplement. Adams-Millis Salaried Employees who were not Participants in the SLC Plan prior to the Merger Date but who became Participants in the SLBA Benefits Part of the SLC Plan on the Merger Date became Participants in the SLC Benefits Part of the SLC Plan on January 1, 1997 (the “Conversion Date”). After the Conversion Date, the eligibility of any Adams-Millis Salaried Employees to participate in the SLC Plan was determined under the SLC Benefits Part of the SLC Plan. Adams-Millis Salaried Employees described in the preceding two sentences who become Participants in the SLC Benefits Part of the SLC Plan are referred to herein as “Adams-Millis Salaried Participants”. G-3. Amount of Adams-Millis Salaried Participant’s Benefit on or after Normal Retirement Date. At retirement under the Plan on or after Normal Retirement Date, an Adams-Millis Salaried Participant shall be entitled to a monthly benefit, payable in the single life annuity form, consisting of the sum of (a) and (b) below: (a) A monthly Pension Benefit determined in accordance with subsection 5.1 of the SLC Benefits Part of the SLC Plan from

G-2 and after the Conversion Date; provided, however, that such Participant’s Credited Service shall be limited to 35 years, reduced by the number of years of service recognized for benefit accrual purposes under the Adams-Millis Plan and the SLBA Benefits Part. For purposes of determining the number of years of service recognized for benefit accrual purposes under the Adams-Millis Plan, a special rule applies only to Adams-Millis Salaried Participants who had 24 or more years of service as of January 1, 1997 (Enhanced Service Participants). The years of service recognized for benefit accrual purposes under the Adams-Millis Plan for Enhanced Service Participants is determined by multiplying (i) the Enhanced Service Participant’s years of actual credited service as of December 31, 1996 by (ii) the Enhanced Service Participant’s years of credited service projected to age 65 (subject to a limit of 35 years), and by dividing the product of (i) and (ii) by the Enhanced Service Participant’s years of credited service projected to age 65 (without a limit of 35 years). (b) An additional amount of monthly benefit (the Adams-Millis Benefit) determined under the schedule attached to and forming a part of Supplement E to the Plan. The Adams-Millis Benefit of all Adams-Millis Salaried Participants who were actively employed by the Corporation on June 30, 1999 shall be increased by 10%, which 10% increase shall not be reflected in the schedule attached to and forming a part of Supplement E to the Plan. The amount of each Adams-Millis Salaried Participant’s Adams-Millis Benefit and years of service as of the Conversion Date is set forth on the schedule attached to and forming a part of Supplement E to the Plan; provided, however, if the Committee determines that any amount set forth in such schedule has been incorrectly calculated, for whatever reason, the correct amount shall be the amount payable or credited to such Participant, notwithstanding the inclusion of such incorrect amount on the schedule. Benefits that were being paid or were eligible to be paid to A & B Level Executives from the SLBA Benefits Part of the SLC Plan prior to the Conversion Date shall be paid from the SLC Benefits Part of the SLC Plan and this Plan on and after the Conversion Date in the same manner and form as would have been paid under the SLBA Benefits Part subject to the terms of the Plan as modified by this Supplement G. G-4. Adams-Millis Salaried Participant’s Benefit at Early Commencement Date. An Adams-Millis Salaried Participant shall be eligible to receive a monthly benefit under the Plan on account of retirement before Normal Retirement Date in accordance with subsection 4.3 or 4.5 of the Plan. However, if an Adams-Millis Salaried Participant’s monthly benefit commences under subsection 4.5 before the Participant’s Normal Retirement G-3 Date, the Participant’s Adams-Millis Benefit shall be reduced for early commencement using the factors described in subsection 5.5 of the Plan and the Participant’s Pension Benefit shall be reduced using the factors described in subsection 4.5 of the Plan. G-5. Adams-Millis Salaried Participant’s Form of Payment. Subject to subsection 6.2 of the Plan, an Adams-Millis Salaried Participant’s full benefit determined under paragraph G-3 shall be payable in any form otherwise available to a Plan Participant with a Pension Benefit, subject to the provisions of Section 6 of the Plan, except as follows: (a) An Adams-Millis Salaried Participant may elect to receive both his or her Adams-Millis Benefit and his or her Pension Benefit in the form of the Social Security Adjustment Option, as described in subparagraph 6.4(d) of the Plan, with an adjustment at age 62 or age 65 as elected by the Adams-Millis Salaried Participant, but only if such Participant is eligible for early retirement under subsection 4.3 of the Plan. If the Participant is considered a deferred vested participant under subsection 4.5 of the Plan, or if the Adams-Millis Salaried Participant is not entitled to a Pension Benefit, he or she may elect the Social Security Adjustment Option only with respect to his or her Adams-Millis Benefit, in which case the benefit shall be determined as described in subparagraph 6.4(d) of the Plan, but without regard to the last paragraph thereof and only with adjustment at age 65. (b) An Adams-Millis Salaried Participant who is considered a deferred vested participant pursuant to subsection 4.5 of the Plan may elect to receive payment of his or her Adams-Millis Benefit in the form of a 10-year period certain and life annuity (as described in subparagraph 6.4(a) of the Plan) and a 100% contingent annuitant option (as described in subparagraph 6.4(b) of the Plan) in addition to the forms of payment described in subsection 6.5 of the Plan and subparagraph (a) above. All optional forms of benefit shall be actuarially equivalent, determined using the actuarial factors in Table I or II, as applicable. If the Adams-Millis Salaried Participant is retiring on a Normal, Early or Late Retirement Date, he or she shall make a single election of the time and form of payment of his or her entire benefit payable under paragraph G-3. If the Adams- Millis Salaried Participant is considered a deferred vested participant under subsection 4.5 of the Plan, he or she may elect a form of payment and commencement date applicable to his or her Adams-Millis Benefit that differs from the form of payment and commencement date applicable to any other benefit payable under the Plan. G-6. Death Benefits. At an Adams-Millis Salaried Participant’s death before payment of any benefit to which such Participant is entitled under the Plan and this

G-4 Supplement, a death benefit, determined and payable in accordance with subsection 4.6 or 4.7, as applicable, of the Plan, and including such Participant’s Adams-Millis Benefit, shall be payable to such Participant’s surviving Spouse or beneficiary, as determined in accordance with subsection 4.6 or 4.7 of the Plan. G-7. Limitations. Except to the extent expressly provided herein, the benefits provided pursuant to this Supplement G for an Adams-Millis Salaried Participant on account of participation under the Adams-Millis Plan, the SLBA Benefits Part of the SLC Plan and the SLC Benefits Part of the SLC Plan are subject to all of the terms and conditions of the Plan. Unless specified otherwise, terms used in this Supplement G which are defined in the Plan shall have the same meanings as given them in the Plan. DM_US 58902914-6.076961.0011 H-1 SUPPLEMENT H Bases of Benefits Determined Under Section 4 of the Plan H-1. General. The provisions of this Supplement H set forth the bases for determining Participants’ “Pension Benefits” (if any) under Section 4 of the Plan. Notwithstanding any provision of this Supplement, no additional Pension Benefit (or any other benefits) shall accrue on or after the Effective Date and no period of service or compensation earned on or after the Effective Date shall be taken into account in determining the amount of any Participant’s Pension Benefit. H-2. Definitions. Capitalized terms have the meaning provided under the Plan unless otherwise defined in this Supplement H. The following terms, when used in this Supplement H, unless the context clearly indicates otherwise, shall have the following respective meanings: (a) The term “Covered Group” means a group or class of Employees to which the SLC Benefits Part of the Prior Plan was extended. (b) The term “Employer” means an entity that was an adopting employer under the Prior Plan. (c) The term “Plan Year” means, effective January 1, 2006, each 12-month period beginning on January 1 and ending on the next following December 31. It also means, relative to participation in the Prior Plan, effective as of January 1, 2003, each 12-month period beginning on January 1 and ending on the next following December 31; provided, however, that there was a “Short Plan Year” beginning on July 1, 2002 and ending December 31, 2002. Prior to July 1, 2002, the “Plan Year” was each 12- month period beginning on July 1 and ending on the next following June 30. The term “Plan Year” as applied to any provision of this Supplement shall include the Short Plan Year ending December 31, 2002, unless specifically indicated otherwise in the applicable provision. (d) The term “Prior Plan” means the Sara Lee Corporation Consolidated Pension and Retirement Plan. (e) The term “Social Security Retirement Age” means age 65 for those Participants born in 1937 or earlier; age 66 for those Participants born in 1938 through 1954 inclusive; and age 67 for those Participants born in 1955 or later.

H-2 (f) The term “Taxable Wage Base” means, with respect to any calendar year, the maximum amount of earnings which may be considered as wages for such year under Section 3121(a)(1) of the Code. H-3. Credited Service. The term “Credited Service” means, for purposes of this Supplement only and except as provided below, a Participant’s number of years and completed calendar months of employment with an Employer while a Participant, beginning on the date the Participant commences participation (or recommences participation) and ending on the last day of the calendar month in which such Participant’s Separation Date occurs; provided each such completed calendar month and the month in which the Participant’s Separation Date occurs shall constitute one-twelfth of a year of Credited Service. The following shall be excluded in determining a Participant’s Credited Service: (a) Any period of employment with an Employer for which the Participant is not employed in a Covered Group, except as is otherwise specified in subparagraph (b) next below. (b) Any period of employment as a member of a group or class of Employees employed by an Employer (or any predecessor of an Employer) prior to the date as of which such group or class of Employees is designated as a Covered Group; except and to the extent that, at the time such group or class of Employees is designated as a Covered Group, provision shall be made for including any part or all of such period of employment in the Participant’s Credited Service for purposes of this Supplement. (c) Any period of employment as a member of a group or class of Employees included in a collective bargaining unit covered by a collective bargaining agreement which excluded such Employees from participation in the Prior Plan. (d) Any Credited Service completed before a One Year Break in Service, but only if the following conditions are met: (i) At the time the One Year Break in Service is incurred, the Participant had no vested right to benefits under subsection 4.5 of the Plan; and (ii) If such Break occurred before July 1, 1985, the number of the Participant’s consecutive One Year Breaks in Service equals or exceeds the Participant’s number of Years of Service before the break; or H-3 (iii) If such Break occurs on or after July 1, 1985, the number of the Participant’s consecutive One Year Breaks in Service equals or exceeds the greater of (A) the Participant’s number of Years of Service before the break; or (B) five. (e) Any period of an Employee’s or Participant’s Credited Service before July 1, 1976 which would have been disregarded by the break in service rules of the Prior Plan, as those rules were in effect before that date, shall be disregarded for purposes of this Supplement. The records of the Employers with respect to a Participant’s Credited Service shall be conclusive and binding on all persons unless determined to the Committee’s satisfaction to be incorrect. H-4. Compensation. For purposes of this Supplement H, a Participant’s “Compensation” means the total compensation paid to such Participant by an Employer for the period in reference (before giving effect to any reduction in such compensation on account of a salary reduction election made under a plan meeting the requirements of Sections 125, 129, 132(f)(4) or 401(k) of the Code), including salary, wages, hourly pay, overtime, shift differential, vacation pay, holiday pay, bonuses (including bonuses attributable to employment with the Employer that are paid to Participants after their termination of employment), commissions, payments made directly by the Employer to an Employee in lieu of salary, wages or other compensation during periods of absence. Compensation shall also include payments made indirectly by an Employer under the provisions of a temporary disability income plan sponsored by the Employers but shall not include any payments made pursuant to any state’s worker’s compensation or disability income statutes or any disability plan maintained by the Employers to provide payments for absences due to work-related disabilities or any long-term disability. Notwithstanding any other provision of the Plan, Compensation shall not include any amount paid to a Participant by the Employer for any purpose after the calendar year in which the Participant’s termination of employment occurs. Compensation shall not include deferred bonuses and all other forms of deferred compensation, all amounts paid as reimbursement of expenses (and for this purpose in the case of a Participant compensated by commission payments who does not receive separate reimbursement for expenses incurred by such Participant, 20 percent of such commission shall be deemed to constitute reimbursement for expenses and shall be excluded from such Participant’s Compensation), amounts paid as severance or termination pay, moving expenses, prizes and awards, referral bonuses, amounts paid by an Employer solely by reason of the satisfaction by an Employer of a contractual commitment made to a Participant by an operation acquired by an Employer, all Employer contributions made under this Plan or any other employee benefit plan, all amounts of imputed income considered to have been received by a Participant (including, but not limited to, imputed income by reason of coverage under an Employer-sponsored group term life insurance plan or other employee

H-4 welfare or fringe benefit plan, or the exercise of a stock option under an Employer’s stock option plan, or the use of an automobile). Compensation for any Plan Year shall not include amounts in excess of the applicable limit under Code Section 401(a)(17)(B) (as adjusted for cost-of-living increases), which limit shall also be applied for Plan Years beginning before July 1, 2002 for purposes of determining benefit accruals in subsequent Plan Years. A Participant’s Compensation as defined above shall mean only compensation paid by an Employer. Except for amounts earned under a deferred compensation agreement with the Employers, compensation shall be deemed paid in the calendar year in which it is reportable on Form W-2 (or a corresponding form later prescribed for federal income tax withholding purposes). Notwithstanding the preceding provisions of this paragraph H-4, effective July 1, 1995, “Compensation” for Participants other than highly compensated employees (as defined in Section 414(q) of the Code) shall include all deferred bonuses and other forms of deferred compensation when such amounts are initially deferred. H-5. Final Monthly Compensation. The term “Final Monthly Compensation” of a Participant means the applicable one of the following: (a) If the number of completed consecutive calendar years included in the Participant’s period of Credited Service is five or more, the greater of: (i) The monthly average of the Compensation paid to the Participant during the five consecutive calendar years (exclusive of any calendar year during which a Participant receives no Compensation) included within the Participant’s period of Credited Service for which the Participant’s Compensation was the highest within the last ten such consecutive calendar years immediately preceding such Participant’s Retirement Date or earlier termination of employment; or (ii) The monthly average of the Compensation paid to the Participant during the five consecutive calendar years included within the Participant’s period of Credited Service which include the calendar year in which such Participant’s Retirement Date or earlier termination of employment occurs, and for this purpose, a Participant shall be deemed to have been H-5 employed by an Employer for 12 months in the calendar year in which such Retirement Date or termination of employment occurs. (b) If the number of completed consecutive calendar years included in the Participant’s period of Credited Service is less than five and the number of completed calendar months included in the Participant’s period of Credited Service is 60 or less, the monthly average of the Compensation paid to the Participant during the entire period of the Participant’s Credited Service. (c) If the number of completed consecutive calendar years in the Participant’s period of Credited Service is less than five and the number of completed calendar months in the Participant’s period of Credited Service is more than 60, the greater of: (i) the monthly average of the Compensation paid to the Participant during the period beginning with the first calendar month included in the Participant’s period of Credited Service and ending with the last completed calendar year during such period; or (ii) the monthly average of the Compensation paid to the Participant during the five calendar years which include the calendar year in which such Participant’s Retirement Date or earlier termination of employment occurs. (d) In case of Total Disability, a Participant is assumed to have continued to receive Compensation (exclusive of bonuses) at the same rate as in effect immediately prior to the date his or her active employment ceased because of Total Disability until the date he or she commences Pension Benefit payments provided that in the case of a Participant compensated by commission, he or she is assumed to have continued to receive Compensation (exclusive of bonuses) until the date he or she commences Pension Benefit payments at the rate which is the average of the immediately preceding three full consecutive years of Compensation received by the Participant prior to the date such Participant’s active employment ceased on account of becoming Total Disabled. H-6. Final 3-Year Monthly Compensation. The term “Final 3-Year Monthly Compensation” shall mean the monthly average of a Participant’s Compensation determined in the same manner as a Participant’s Final Monthly Compensation under subsection H-5

H-6 except that in determining such Final 3-Year Monthly Compensation, the three-consecutive- calendar-year period immediately preceding Participant’s Retirement Date or earlier termination of employment, shall be substituted for the five-calendar-year and 60-calendar- month periods described in subsection H-5 and Compensation in excess of the Taxable Wage Base for any such year or portion thereof shall be disregarded. H-7. Covered Compensation. The term “Covered Compensation” means the average of the Taxable Wage Bases in effect for each calendar year during the 35 year period ending with the calendar year in which the Participant attains his or her Social Security Retirement Age. In determining a Participant’s Covered Compensation for any year, the Taxable Wage Base for any year subsequent to the year of determination shall be assumed to be the same as the Taxable Wage Base in effect for the year of determination. A Participant’s Covered Compensation for any year after the 35 year period described above is the Covered Compensation for the year in which the Participant’s Social Security Retirement Age was attained. A Participant’s Covered Compensation for any year before the 35 year period described above is the Taxable Wage Base for such year. H-8. Minimum Pension Benefit. In the case of an active Participant who was a Participant and in the active employ of an Employer on June 30, 1989 and subject to Section 8 of the Plan, the amount of such Participant’s pension payable under this Supplement in the form of a monthly pension during the Participant’s lifetime only shall not be less than the greater of the amount determined in accordance with (a) or (b) below: (a) An amount of monthly pension determined as provided in subsection 4.2 of the Plan, but by substituting for the amount determined under subparagraph 4.2(a) an amount equal to the excess, if any, of: (i) 2.5% of the Participant’s Final Monthly Compensation, multiplied by such Participant’s number of years of Credited Service not in excess of 20 years, plus 1% of the Participant’s Final Monthly Compensation, multiplied by such Participant’s number of years of Credited Service in excess of 20 years, but not in excess of 35 years, over (ii) A monthly amount payable during the Participant’s life only which is the Actuarial Equivalent (determined in accordance with subsection 2.1 of the Plan, except that the interest rate shall be 9.5% per annum) to the accumulated value of: (A) Assumed contributions at the end of each calendar year (exclusive H-7 of any calendar year for which a Totally Disabled Participant is assumed to have received Compensation as described in paragraph H-5) beginning with 1989 equal to 0.875% of the Participant’s Compensation for 1989 plus 1.75% of the Participant’s Compensation for each subsequent calendar year up to and including the year in which the Participant attains Normal Retirement Age, or, if later, the year in which the Participant actually retires, assuming, in the case of a Participant who incurs a termination of employment with all Employers before attaining Normal Retirement Age and who does not again become employed by an Employer before Normal Retirement Age, that such Participant would have continued to receive Compensation until the Participant’s Normal Retirement Date during each calendar year beginning with the calendar year in which such termination of employment occurs, in an amount equal to the amount of Compensation received by such Participant for the calendar year preceding the calendar year in which such termination of employment occurs, and for the calendar year in which such Participant’s Normal Retirement Date occurs in an amount equal to 1/12 of the amount of such Compensation for each month prior to such Participant’s Normal Retirement Date, plus (B) Assumed investment earnings on such contributions at the rate of

H-8 9.5% per annum compounded annually until the Participant’s Normal Retirement Date or, if later, the date on which the Participant actually retires. Notwithstanding the foregoing, if a Participant incurs a termination of employment before the Participant’s Normal Retirement Date, the amount determined under clause (ii) above shall be multiplied by a fraction no greater than one, the numerator of which shall be the Participant’s number of years of Credited Service credited for the period beginning July 1, 1989 and ending with the date of the Participant’s termination of employment and the denominator of which shall be the number of years of Credited Service which would have been credited to the Participant for the period beginning July 1, 1989 and ending with the Participant’s Normal Retirement Date. (b) The amount of monthly pension payable to the Participant in the normal form under the provisions of the Prior Plan as in effect immediately prior to July 1, 1989 determined based on the assumption that such Participant’s Final Monthly Compensation, Credited Service and other applicable factors did not change after that date. DM_US 58905749-5.076961.0011 I-1 SUPPLEMENT I Bases of Benefits Determined Under Section 5 of the Plan I-1. General. The provisions of this Supplement I set forth the bases for determining Participants’ “Retirement Benefits” (if any) under Section 5 of the Plan. Notwithstanding any provision of this Supplement, no additional Retirement Benefit (or any other benefits) shall accrue on or after the Effective Date and no period of service or compensation earned on or after the Effective Date shall be taken into account in determining the amount of any Participant’s Retirement Benefit. I-2. Definitions. Capitalized terms have the meaning provided under the Plan unless otherwise defined in this Supplement I. The following terms, when used in this Part, unless the context clearly indicates otherwise, shall have the following respective meanings: (a) The term “Company” means Hanesbrands Inc., a Maryland corporation, or for periods on and prior to December 31, 2005 means Sara Lee Corporation, a Maryland corporation. (b) The term “Covered Compensation” has the meaning defined in paragraph H-7 of Supplement H to the Plan. (c) The term “Covered Group” means a group or class of Employees to which the SLBA Benefits Part of the Prior Plan was extended. (d) The term “Employer” means an entity that was an adopting employer under the Prior Plan. (e) The term “Plan Year” has the meaning defined in subparagraph H-2(c) of Supplement H to the Plan. (f) The term “Prior Plan” has the meaning defined in subparagraph H-2(d) of Supplement H to the Plan. (g) The term “Taxable Wage Base” has the meaning defined in subparagraph H-2(f) of Supplement H to the Plan. I-3. Normal Retirement Benefit. Subject to Section 8 of the Plan, the amount of monthly Retirement Benefit payable to a Participant who retires on a Normal Retirement Date shall be an amount equal to one-twelfth of the sum of the Participant’s Past Service Benefit and the Participant’s Future Service Benefit. A Participant’s “Past Service Benefit” means the sum of (a), (b), (c) and (d) below:

I-2 (a) The greatest of the following: (i) If the Participant was covered by the Retirement Plan for Salaried Employees of Hanes Corporation (the “predecessor salaried plan”) on January 1, 1973 and was exempt from coverage under the wage and hour provisions of the Fair Labor Standards Act on that date, his or her “accrued benefit” under the Sara Lee Corporation Consumer Personal Products Retirement Plan (the “PP Plan”) as of June 30, 1985 based on the benefit formula specified in paragraph 5(d)(i) of the predecessor salaried plan. (ii) An amount equal to: (A) One and one half percent of the Participant’s Career Average Earnings multiplied by the number of his or her years (including fractional years) of projected Credited Service (not to exceed forty years unless the Participant had more than 40 years of Credited Service as of July 1, 1985); less (B) One sixtieth of his or her Primary Social Security Benefit based on the Social Security Act as in effect on June 30, 1985, multiplied by the number of his or her years (including fractional years) of projected Credited Service (not to exceed thirty such years); multiplied by (C) A fraction, the numerator of which is the total number of the Participant’s completed years and months of Credited Service as of July 1, 1985 (not to exceed forty such years) and the denominator of which is the Participant’s projected Credited Service. I-3 (iii) The Participant’s “accrued benefit” under the predecessor salaried plan or the Retirement Plan for Hourly and Piece Rate Employees of Hanes Corporation (whichever plan applies in the Participant’s case) as of December 31, 1977, and (iv) The Participant’s “accrued benefit” under the PP Plan as of June 30, 1985. (b) For each whole or partial calendar year after June 30, 1985 but prior to July 1, 1989, an amount equal to .9 percent of his or her Compensation for the prior calendar year not in excess of the Taxable Wage Base for such year plus 2.2 percent of his or her Compensation in excess of such Taxable Wage Base multiplied by a fraction, the numerator of which is the Participant’s total number of completed months of Credited Service during the year and the denominator of which is twelve. (c) For each whole or partial calendar year after June 30, 1989, but prior to July 1, 1992 (not to exceed a maximum number of years that equals 35 less the number of years taken into account under I-3(a) and (b) above), an amount equal to .9 percent of his or her Compensation for the prior calendar year not in excess of the Participant’s Covered Compensation for such year plus 1.45 percent of his or her Compensation for the prior calendar year in excess of the Participant’s Covered Compensation for such year multiplied by a fraction, the numerator of which is the Participant’s total number of completed months of Credited Service for the whole or partial year and the denominator of which is 12. (d) For each whole or partial calendar year after June 30, 1989 but prior to July 1, 1992 (disregarding service credited under I-3(c) above) which, when added to the years of service taken into account under I-3(a), (b) and (c) above, exceeds the greater of 35 or the number of whole years taken into account under I-3(a) and (b) above, an amount equal to .9 percent of his or her Compensation for the prior calendar year multiplied by a fraction, the numerator of which is the Participant’s total number of completed months of Credited Service for the whole or partial year and the denominator of which is 12. In the case of a Participant who was actively employed by a Controlled Group Member on July 1, 1989, that portion of the Participant’s Past Service Benefit specified in (a) and (b) above shall be increased by 10 percent. In the case of a Participant who was actively employed by a Controlled Group Member on July 1, 1992, the Participant’s Past Service

I-4 Benefit as described in (a), (b) (after applying any increase for which such Participant is eligible pursuant to the preceding sentence), (c) and (d) above shall be increased by 10 percent. A Participant’s “Future Service Benefit” shall mean the sum of (e), (f) and (g) below: (e) For each whole or partial calendar year after June 30, 1992, but prior to July 1, 1993 (not to exceed a maximum number of years that equals 35 less the number of years taken into account under I-3(a), (b) and (c) above), an amount equal to .9 percent of his or her Compensation for the prior calendar year not in excess of the Participant’s Covered Compensation for such year plus 1.45 percent of his or her Compensation for the prior calendar year in excess of the Participant’s Covered Compensation for such year multiplied by a fraction, the numerator of which is the Participant’s total number of completed months of Credited Service for the whole or partial year and the denominator of which is 12. (f) For each whole or partial calendar year after June 30, 1992 but prior to July 1, 1993 (disregarding service credited under I-3(e) above) which, when added to the number of years taken into account under subparagraph I-3(a), (b), (c), (d) and (e) above exceeds the greater of 35 or the number of whole years taken into account under I-3(a), (b), (c), (d) and (e) above, an amount equal to .9 percent of his or her Compensation for the prior calendar year multiplied by a fraction, the numerator of which is the Participant’s total number of completed months of Credited Service for the whole or partial year and the denominator of which is 12. (g) For whole or partial calendar year on or after July 1, 1993, 1.25 percent of his or her Compensation for the prior calendar year multiplied by a fraction, the numerator of which is the Participant’s total number of completed months of Credited Service for the whole or partial year and the denominator of which is 12. In the case of a Participant who was actively employed by a Controlled Group Member on July 1, 1995, the Participant’s monthly retirement income attributable to service completed before July 1, 1995, determined under this subsection I-3 (including the special rules contained in the two sentences immediately following subparagraph I-3(d)) shall be increased by 10 percent. In the case of a Participant who was actively employed by a Controlled Group Member on June 30, 1999, the Participant’s monthly retirement income attributable to service completed through June 30, 1999, determined under this subsection I-3 (including the special I-5 rules contained in the two sentences immediately following subparagraph I-3(d) and the first sentence immediately following subparagraph I-3(g)) shall be increased by 10 percent. A Participant’s accrued benefits under another plan which merged into the Prior Plan shall be eligible for each 10 percent benefit increase described in this subsection if such accrued benefits were held in the Prior Plan on the date of such increase. I-4. Credited Service. A Participant “Credited Service” shall mean, for purposes of this Supplement only and except as provided below, the Participant’s number of years and completed calendar months of employment with an Employer, beginning on the date the Participant enters service (or reenters service) and ending on the last day of the calendar month in which such Participant’s Separation Date occurs; provided, that each such completed calendar month and the month in which the Participant’s Separation Date occurs shall constitute one-twelfth of a year credited service; and provided further, that the foregoing provisions of this paragraph shall be subject to the following rules: (a) An Employee shall be deemed to enter service on the date he or she first completes an Hour of Service. (b) An Employee shall be deemed to reenter service on the date following a Separation Date when he or she again completes an Hour of Service. (c) An Employee shall be deemed to have continued in service (and thus not to have incurred a Separation Date) for the following periods: (i) Any period for which he or she shall be required to be given credit for service under any laws of the United States; and (ii) The period (referred to herein as “medical leave”) during which he or she suffers from a condition resulting from injury or illness which: (A) results in such Participant’s entitlement to and receipt of monthly disability insurance benefits under the federal Social Security Act; or (B) results in such Participant’s entitlement to and receipt of (or would result in receipt of but for any applicable benefit waiting period) disability income benefits under a disability income plan

I-6 maintained or adopted by such Participant’s Employer. Such period shall end with the earliest of the date of his or her death, his or her Separation Date, or the date entitlement to benefits under subparagraph I-4(c)(ii)(A) or (B) ends, and shall in no event last longer than five years. (d) Notwithstanding any other provisions of this Supplement I, a Participant’s Credited Service shall not include: (i) any period of the Participant’s service during which he or she is not a member of a Covered Group, and (ii) any service with a Controlled Group Member while such Controlled Group Member was not an Employer under the Prior Plan. (e) For purposes of this Supplement a Participant’s “projected Credited Service” shall mean the years and months of Credited Service the Participant would have at his or her Normal Retirement Date assuming he or she continued in covered employment under this Supplement to such date, or the Participant’s years of Credited Service as of June 30, 1985 if he or she had attained his or her Normal Retirement Age as of that date. (f) If an Employee shall be absent from work because he quits, is discharged, or retires and he reenters service before the first anniversary of the date of such absence, such date shall not constitute a Separation Date and the period of such absence shall be included as Credited Service. (g) Credited Service shall include certain predecessor services as determined under applicable provisions of the Prior Plan. I-5. Compensation. For purposes of this Supplement I, a Participant’s “Compensation” means the total compensation paid to such Participant by an Employer for the period in reference (before giving effect to any reduction in such compensation on account of a salary reduction election made under a plan meeting the requirements of Sections 125, 129, 132(f)(4) or 401(k) of the Code), including salary, wages, hourly pay, overtime, shift differential, vacation pay, holiday pay, bonuses (including bonuses attributable to employment with the Employer that are paid to Participants after their termination of employment), commissions, payments made directly by the Employer to an Employee in lieu I-7 of salary, wages or other compensation during periods of absence. Compensation shall also include payments made indirectly by an Employer under the provisions of a temporary disability income plan sponsored by the Employers but shall not include any payments made pursuant to any state’s worker’s compensation or disability income statutes or any disability plan maintained by the Employers to provide payments for absences due to work-related disabilities or any long-term disability. Compensation shall not include deferred bonuses and all other forms of deferred compensation, all amounts paid as reimbursement of expenses, amounts paid as severance or termination pay, moving expenses, prizes and awards, referral bonuses, amounts paid by an Employer solely by reason of the satisfaction by an Employer of a contractual commitment made to a Participant by an operation acquired by an Employer, all Employer contributions made under this Plan or any other employee benefit plan, all amounts of imputed income considered to have been received by a Participant (including, but not limited to, imputed income by reason of coverage under an Employer-sponsored group term life insurance plan or other employee welfare or fringe benefit plan, or the exercise of a stock option under an Employer’s stock option plan, or the use of an automobile). A Participant’s Compensation as defined above shall mean only compensation paid by an Employer. Except for amounts earned under a deferred compensation agreement with the Employers, compensation shall be deemed paid in the calendar year in which it is reportable on Form W-2 (or a corresponding form later prescribed for federal income tax withholding purposes). For purposes of calculating a Participant’s Future Service Benefit, in the first and second year of employment (or reemployment after a one year break in service) or the year in which the SLBA Part of the Prior Plan has been initially extended by the Employer, the Participant’s compensation for the prior calendar year shall mean his or her Annualized Pay (as defined in paragraph I-6 of this Supplement) for the first calendar year in which he is employed or reemployed or covered by the SLBA Part of the Prior Plan. Effective for Plan Years beginning after June 30, 2002, Compensation for any Play Year shall not include amounts in excess of the applicable limit under Code Section 401(a)(17(B) (as adjusted for the cost-of-living increases); provided, however, that for calendar years 1994 through and including 2001, Compensation shall not include compensation for any calendar year in excess of $150,000 (as adjusted for the cost-of-living increases in accordance with Section 401(a)(17)(B) of the Code). Notwithstanding the foregoing provisions of this subparagraph I-5, effective July 1, 1989, amounts earned after that date while in service under a deferred compensation agreement with the Employers shall be included in a Participant’s Compensation in the year such compensation is paid, provided it is paid prior to January 1, 2003. Notwithstanding the foregoing, effective January 1, 2003, “Compensation” for Participants other than highly compensated employees (as defined in Section 414(q) of the Code) shall include all deferred bonuses and other forms of deferred compensation when such amounts are initially deferred. Further, for Participants other than highly compensated employees, amounts previously

I-8 deferred after June 30, 1989 but not yet paid as of December 31, 2002 shall be recognized as “Compensation” on December 31, 2002. I-6. Annualized Pay. A Participant’s “Annualized Pay” for any calendar year shall mean the amount of compensation he or she would have received for that year had he or she received compensation for the entire year at the basic straight time rate of compensation that was in effect with respect to the Participant at the end of the prior calendar year. I-7. Career Average Earnings. In determining a Participant’s Career Average Earnings, the following rules shall apply: (a) A Participant’s “Career Average Earnings” shall mean: (i) the product of the Participant’s Compensation for the calendar year ended December 31, 1984 multiplied by the number of the Participant’s completed calendar years of service from January 1, 1985 to the December 31 next preceding his or her Normal or Late Retirement Date, plus (ii) the Participant’s “updated average compensation” (as defined below) multiplied by his or her number of completed calendar years of service as of December 31, 1984 (not to exceed the number of years which equals 40 less the number of calendar years of service used in the calculation under (a)(i) next above), divided by (iii) the number of completed calendar years of service used for the calculations in (i) and (ii) next above. (b) A Participant’s “updated average compensation” shall mean the aggregate of his or her yearly pay from January 1, 1980 to January 1, 1985 divided by five; provided, however with respect to all Participants other than Participants who were hired prior to January 1, 1984 and who are part-time, temporary or exempt Employees, for each such calendar year such Participant’s yearly pay shall be the greater of his or her Compensation for such calendar year or his or her Annualized Pay under paragraph I-6 above for such year. (c) For purposes of subparagraph I-6(a)(i) above: (i) with respect to a Participant who was hired during 1984, or rehired during I-9 1984 after incurring a one year break in service, Compensation for the calendar year ended December 31, 1984 shall mean his or her Annualized Pay for 1984; (ii) with respect to a Participant who was hired or rehired between January 1, 1985 and July 1, 1985 Compensation for the calendar year ended December 31, 1984 shall mean his or her Annualized Pay for 1985; and (iii) with respect to a year in which a Participant does not receive any compensation, his or her Compensation for such year shall equal his or her Compensation for the most immediate preceding year in which he or she received compensation. (d) Notwithstanding any other provision of this subparagraph I-6, for purposes of determining a Participant’s Career Average Earnings, neither (i) any of the compensation received by the Participant during a period of his or her service excluded from his or her Credited Service pursuant to subparagraph I-4 for purposes of determining the amount of his or her retirement benefit or deferred vested benefit; nor (ii) the period of any such service, shall be taken into account. (e) For purposes of determining the Participant’s benefit under this Supplement, a Participant’s Career Average Earnings shall be calculated as the sum of his or her “updated average compensation” (as defined in subparagraph I-6(b) above) plus a level projection of earnings from December 31, 1984 to the Participant’s Normal Retirement Date (but in no event shall the considered earnings be less than $7,000). I-8. Primary Social Security Benefit. A Participant’s ”Primary Social Security Benefit” shall mean the estimated annual primary insurance amount to which the Participant is entitled at his or her Normal Retirement Date under the Social Security Act assuming he or she received compensation from the Employers from January 1, 1985 to his or her Normal Retirement Date at an annual rate equal to his or her 1984 Compensation; provided that, in no event shall the Participant’s 1984 Compensation for this purpose be considered to be less than $7,000. Except as otherwise provided below, a Participant’s Primary Social Security Benefit shall be determined by estimating the Participant’s entire salary history for 1984 and prior years. In estimating the Participant’s salary history prior to January 1, 1985, the Committee shall use a salary scale which reflects the actual change in average wages from year to year as determined by the Social Security Administration. A Participant’s salary history shall not be estimated if, prior to the date the Participant’s benefits

I-10 become payable hereunder, the Participant supplies the Committee with an actual salary history. The Plan shall give notice to each Participant of his or her right to supply an actual salary history to the Committee and the financial consequences of failing to supply such a history. Such notice shall be given upon each Participant’s separation from service. The applicable portion of a Participant’s Primary Social Security Benefit, as determined above, shall be deducted in determining his or her benefits under the Plan even though he or she may not be receiving or be entitled to receive Social Security benefits because of his or her failure to apply for them, or his or her entry into or continuance in covered employment or otherwise. I-9. Minimum Retirement Benefits. In no event shall the annual retirement income of a Participant who retires on a Normal or Late Retirement Date with at least five years of Credited Service or retires on an Early Retirement Date be less than an amount equal to $480 multiplied by a fraction (not to exceed 1.0) the numerator of which is the total number of the Participant’s completed years and months of Credited Service as of his or her Normal, Late or Early Retirement Date and the denominator of which is the lesser of 20 or the Participant’s projected Credited Service; provided that if the Participant retires on an Early Retirement Date with less than 20 years of Credited Service and elects an early commencement, such minimum benefit shall be reduced by the appropriate early commencement factors to reflect the Participant’s younger age and the earlier commencement of his or her benefits. DM_US 58905833-5.076961.0011 J-1 SUPPLEMENT J Provisions Relating to the Merger of the Playtex Apparel Pension Plan J-1. Introduction. The Playtex Apparel Pension Plan (the “Playtex Plan”) was established effective January 1, 1989 and was originally maintained by Playtex Apparel, Inc. (“Playtex”). Effective as of January 1, 2006, sponsorship of the Playtex Plan was assumed by Hanesbrands Inc. Effective upon the close of business on August 31, 2009 (the “Merger Date”), the Playtex Plan was merged into, and continued in the form of, the Plan, subject to the terms and provisions of this Supplement J and the Plan. The purpose of this Supplement is to set forth provisions relating to former participants in the Playtex Plan. J-2. Participation. Subject to the conditions and limitations of this Plan, each participant in the Playtex Plan on August 31, 2009 became a Participant in this Plan as of August 31, 2009. The following three groups of employees or former employees are participants in the Playtex Plan: (a) Participants at the Playtex Facility in Newnan, Georgia. Hourly employees employed at the Playtex facility in Newnan, Georgia (“Newnan Participants”) were eligible to participate in the Playtex Plan before July 1, 1993, subject to applicable eligibility rules set forth in the Playtex Plan. However, on and after that date, all Newnan Participants ceased benefit accruals and no new employees at the Newnan facility were eligible to become participants. (b) Participants at the Playtex Facility in Dover, Delaware. Hourly employees formerly employed at the Playtex facility in Dover, Delaware (“Dover Participants”) were eligible to participate in the Playtex Plan before January 1, 2003, subject to applicable eligibility rules set forth in the Playtex Plan. However, on and after that date, all Dover Participants ceased benefit accruals and no new employees at the Dover facility were eligible to become participants. (c) Playtex Dorado Participants. Each individual who was employed by Playtex Dorado Corporation in Puerto Rico (“Playtex Dorado”) on an hourly basis as a production, office, technical or supervision employee on June 30, 1993, who was not on temporary or permanent layoff on that date, and who had completed one Year of Continuous Service on that date (a “Playtex Dorado Participant”), became a participant in the Playtex Plan on that date. No other employee of Playtex Dorado was eligible to become a participant in the Playtex Plan.

J-2 The Participants described above in this paragraph are referred to in this Supplement as “Playtex Participants.” J-3. Year of Credited Service. For purposes of determining benefits under this Supplement J, a “Year of Credited Service” means, on and after January 1, 1976, any calendar year in which the Playtex Participant completed 1,000 or more Hours of Service, subject to the following rules: (a) If the Playtex Participant retires on or after his or her Normal Retirement Date, or if the Participant dies, he or she shall receive a pro- rated Year of Credited Service in the year of retirement or death. (b) Years of Credited Service shall not be granted for any periods during which the Playtex Participant (i) was an active participant in and entitled to share currently in any contributions made to any profit- sharing plan maintained by Playtex (other than the Playtex Apparel, Inc. Hourly Employee Retirement Plan); or (ii) was entitled to receive credited service as a member of any other defined benefit pension plan maintained by Playtex or any predecessor affiliated company. (c) Credited Service shall continue to be increased during: (i) A period of temporary layoff not exceeding 12 consecutive months; (ii) A leave of absence authorized by a company participating in the Playtex Plan; (iii) Military service in the armed forces of the United States rendered in time of war, emergency or pursuant to a national conscription law (excluding periods of voluntary reenlistment not affected during time of war or national emergency), provided the Playtex Participant shall return to active employment with a company participating in the Playtex Plan within 90 days (or prior to the expiration of reemployment rights granted by law, if longer) after completion of such military service. (d) Credited Service shall be preserved but shall not be increased during: (i) Military service in the armed forces of the United States other than as provided in subparagraph J-3(c)(iii) above; (ii) Periods while the Playtex Participant is not in the employ of a company participating in the Playtex Plan, but is an employee of any other affiliated company; J-3 (iii) Periods while the Playtex Participant is an employee of a company participating in the Playtex Plan, but does not come within the definition of the term “Employee” as set forth in the Playtex Plan; (iv) Disability; and (v) Periods of maternity or paternity leave which do not result in Breaks in Service. (e) On and after July 1, 1993, Newnan Participants were not eligible to accrue additional Years of Credited Service. (f) On and after January 1, 2003, Dover Participants were not eligible to accrue additional Years of Credited Service. (g) A Playtex Dorado Participant’s Years of Credited Service shall include Continuous Service prior to July 1, 1993; provided, however, that no Years of Credited Service in excess of ten shall be allowed. Except as provided in subparagraph (d) above, however, effective for Plan Years beginning on and after January 1, 2015, “Years of Credited Service” for Playtex Dorado Participants shall have the same meaning as “Years of Service” as described in subsection 2.33 of the Plan. For years prior to January 1, 1976, a Year of Credited Service shall mean, except as provided in subparagraphs (c) and (d) above, the number of full years and full months of Continuous Service beginning on the first day of the month following or coinciding with the start of Continuous Service, but not after the Normal Retirement Date, counting as a full month any month during which regular full-time services were rendered. For purposes of this Plan, Continuous Service for years prior to January 1, 1976 shall include (i) Continuous Service as a regular full-time employee of any company participating in the Playtex Plan immediately prior to becoming a participant in the Playtex Plan, and (ii) Continuous Service as an employee after becoming a participant of the Playtex Plan. J-4. Year of Continuous Service. For purposes of determining whether a Playtex Participant has a vested right to benefits under the Plan, a “Year of Continuous Service” shall mean each calendar year in which the Employee has completed 1,000 Hours of Service. For this purpose and subject to applicable provisions of the Playtex Plan, Years of Continuous Service shall include Continuous Service at any time as an employee of a Controlled Group Member on or after January 1, 1989, employment prior to January 1, 1989 with Playtex Family Products Corporation for those employees eligible to participate in the Playtex Plan on January 1, 1989, or as an employee of a company whose stock or all or part of whose assets are acquired by a Controlled Group Member, provided that upon such acquisition the Employee became an employee of a Controlled Group Member. Years of Continuous Service shall be increased during the periods specified in subparagraphs J-3(c) and (d) above. If a Playtex Participant dies while performing qualified military service

J-4 (within the meaning of Section 414(u)(5) of the Code), such Playtex Participant shall be credited with Years of Continuous Service for the period of his or her qualified military service for vesting purposes. Notwithstanding the foregoing, effective for Plan Years beginning on and after January 1, 2015, “Years of Continuous Service” shall have the same meaning as “Years of Service” as defined in subsection 2.33 of the Plan. J-5. Breaks in Service and Reinstatement of Service. (a) A “Break in Service” shall occur in a calendar year in which the Employee does not complete more than 500 Hours of Service with Playtex or a Controlled Group Member. An Employee on maternity or paternity leave shall be credited with up to 500 Hours of Service in order to prevent a Break in Service. During the period of absence, the Employee shall be credited with the number of Hours of Service that normally would have been credited but for the absence. Should the leave span more than one year, the Hours of Service shall be credited in the year in which the absence begins, if the credit is necessary to prevent a Break in Service in that year or, if such credit is not necessary in the first year, then in the following year. Notwithstanding the foregoing, effective for Plan Years beginning on and after January 1, 2015, “Break in Service” shall mean “One Year Break in Service” as defined in subsection 2.21 of the Plan. (b) “Reinstatement of Service” shall mean reemployment by Playtex or any of its predecessor companies) in accordance with the following rules: (i) In the event an Employee who terminated employment prior to January 1, 1976, is reemployed, whether before or after January 1, 1976, he or she shall be treated as a new Employee for all purposes under the Playtex Plan. (ii) In the case of reemployment of an Employee who terminated employment and suffered a Break in Service after 1975: (A) If the Employee was entitled to a deferred vested benefit under the Playtex Plan or the Plan, all of his or her prior Years of Continuous Service and Years of Credited Service shall be reinstated upon completion of one Year of Continuous Service after reemployment. (B) If the Employee was not entitled to a deferred vested benefit under the Playtex Plan or the Plan, but the number of consecutive Breaks in Service is less than (i) the aggregate number of his or her prior Years of Continuous Service for calendar years beginning before January 1, 1985, and (ii) the greater of five years or the J-5 aggregate number of his or her prior Years of Continuous Service for calendar years beginning on or after January 1, 1985, all of the Employee’s prior Years of Continuous Service and Years of Credited Service shall be reinstated upon completion of one Year of Continuous Service after reemployment. (C) If the Employee was not entitled to a deferred vested benefit under the Playtex Plan or the Plan and (B) above does not apply, he shall be treated as a new Employee for all purposes under this Plan. (D) Notwithstanding anything to the contrary in this paragraph, Years of Continuous Service and Years of Credited Service reinstated hereunder shall not include any years prior to a termination of employment which occurred prior to 1976. J-6. Earnings. For purposes of this Supplement J, a Playtex Participant’s “Earnings” shall mean the Employee’s total wages paid (before giving effect to any reduction in such earnings on account of an earnings reduction election made under a plan meeting the requirements of Sections 125, 129, 132(f)(4) or 401(k) of the Code), including base pay, incentive pay, overtime pay and shift differential pay, but excluding any non-pay allowance. Notwithstanding the preceding provisions, Earnings for each Employee or Playtex Participant taken into account for purposes of the Plan shall not exceed the applicable limit under Section 401(a)(17)(B) of the Code. However, for purposes of determining benefit accruals in a Plan Year beginning on or after July 1, 2002, the Earnings limitation for determination periods beginning before January 1, 2002 shall be $150,000 for any determination period beginning in 1996 or earlier; $160,000 for any determination period beginning in 1997, 1998, or 1999; and $170,000 for any determination period beginning in 2000 or 2001. Special rules apply when determining the Earnings of certain Newnan Participants and Dover Participants, as follows: (a) For Years of Credited Service prior to calendar year 1977, a Newnan Participant’s Earnings shall be deemed to be, for each such year, the greater of: (i) the Newnan Participant’s Earnings for calendar year 1976; or (ii) the average of the Newnan Participant’s Earnings during the years 1972 through 1976 (or during the years commencing with the Newnan Participant’s first full year of employment with a participating company through 1976 if the Newnan Participant became an employee after January 1, 1972). However, in no event shall a Newnan Participant’s Earnings computed under (i) or (ii) of this subparagraph J- 6(a) exceed the average of the highest pay earned by such Newnan Participant in any five consecutive years prior to his or her actual date of retirement.

J-6 (b) For Years of Credited Service prior to calendar year 1982, a Dover Participant’s Earnings shall be deemed to be, for each such year, the greater of: (i) the Dover Participant’s Earnings for calendar year 1981; or (ii) the average of such Dover Participant’s Earnings during the years 1977 through 1981 (or during the years commencing with the Dover Participant’s first full year of employment with a participating company through 1981 if the Dover Participant became an employee after January 1, 1977). However, in no event shall a Dover Participant’s Earnings computed under (i) or (ii) of this subparagraph J- 6(b) exceed the average of the highest pay earned by such Dover Participant in any five consecutive years prior to his or her actual date of retirement. J-7. Amount of Playtex Participant’s Benefit at Normal Retirement. A Playtex Participant who retires on his or her Normal Retirement Date shall be entitled to a monthly benefit consisting of the amount of monthly benefit (the “Playtex Benefit”) the Playtex Participant would have received under the Playtex Plan in effect on the Merger Date, determined as follows: (a) Newnan Participants. A Newnan Participant retiring on his or her Normal Retirement Date shall be entitled to a monthly retirement benefit equal to one-twelfth of: (i) 1% of that part of such Newnan Participant’s Earnings that is not in excess of $7,800 for each Year of Credited Service ending on his or her Normal Retirement Date; plus (ii) 1-1/2% of such Newnan Participant’s Earnings in excess of $7,800 for each such year. (b) Dover Participants. A Dover Participant retiring on his or her Normal Retirement Date shall be entitled to a monthly retirement benefit equal to one-twelfth of: (i) 1% of that part of such Dover Participant’s Earnings that is not in excess of $17,500 for each Year of Credited Service ending on his or her Normal Retirement Date; plus (ii) 1-1/2 % of such Dover Participant’s Earnings in excess of $17,500 for each such year. (c) Playtex Dorado Participants. A Playtex Dorado Participant retiring on his or her Normal Retirement Date shall be entitled to a monthly retirement benefit equal to one-twelfth of: J-7 (i) 1% of Final Average Earnings (as defined below) multiplied by Years of Credited Service (not to exceed ten ); reduced by (ii) The Playtex Dorado Participant’s “Account Balance Offset,” which is determined by dividing the “Year End Account Balance” (as defined below) for the Plan Year in which benefit payments commence by the applicable “Annuity Factor,” as specified in Appendix A to Supplement J. For purposes of this subparagraph (c), a Playtex Dorado Participant’s “Year End Account Balance” for the Plan Year ending June 30, 1994 shall be equal to the Annual Credit for that Plan Year. A Playtex Dorado Participant’s “Year End Account Balance” for all subsequent Plan Years shall be the Year End Account Balance determined as of the immediately preceding Plan Year, multiplied by 1.07, plus the “Annual Credit” from the current year. The “Annual Credit” shall be equal to the Playtex Dorado Participant’s Earnings for the applicable Plan Year multiplied by .06. A Playtex Dorado Participant’s “Final Average Earnings” shall mean the average of the Playtex Dorado Participant’s Earnings, as defined in paragraph J-6, during the five consecutive calendar years (exclusive of any calendar year during which the Playtex Dorado Participant received no Earnings) included within the Playtex Dorado Participant’s Years of Credited Service for which the Playtex Dorado Participant’s Earnings were the highest. J-8. Playtex Participant’s Benefit at Early Commencement Date. A Playtex Participant who has completed ten Years of Continuous Service shall be eligible to retire on the first day of the month after attainment of age 55, but prior to attainment of age 65. A Playtex Participant’s benefit at his or her early commencement date shall be computed in the same manner as the benefit payable at the Normal Retirement Date, but based on the Playtex Participant’s Years of Credited Service at his or her actual retirement date. In addition, for Playtex Dorado Participants, the “Account Balance Offset” shall be determined by dividing the Year End Account Balance for the Plan Year in which the actual retirement date occurs by the applicable Annuity Factor. A Playtex Participant’s benefit shall be payable at the Playtex Participant’s discretion either: (a) commencing at his or her Normal Retirement Date without reduction; or (b) commencing on his or her actual retirement date but reduced as follows: (i) for a Playtex Participant electing early retirement before age 65 but after age 60, by 1/4 of 1% for each complete month by

J-8 which the Playtex Participant’s actual retirement date precedes his or her Normal Retirement Date; and (ii) for a Playtex Participant electing early retirement before age 60, by 15% plus 5/12ths of 1% for each complete month by which the Playtex Participant’s actual retirement date precedes his or her 60th birthday. J-9. Playtex Participant’s Benefit at Late Retirement Date. A Playtex Participant who remains in the service of Playtex or a Controlled Group Member beyond his or her Normal Retirement Date shall be entitled to a monthly retirement income commencing on his or her Late Retirement Date. Notwithstanding the preceding sentence, a Playtex Participant who completes fewer than 40 Hours of Service with Playtex or a Controlled Group Member in any month after his or her Normal Retirement Date shall be deemed to have retired on the first day of such month, which day shall be his or her Late Retirement Date under this Supplement. Benefits paid pursuant to this paragraph J-9 shall be computed in the same manner as the benefit payable at Normal Retirement Date, and shall not be actuarially adjusted for late commencement except to the extent required due to the failure to provide the notice required by Department of Labor regulations Section 2530.203-3. Any required actuarial adjustments shall be computed in accordance with subsection 4.4 of the Plan J-10. Playtex Participant’s Deferred Vested Benefit. A Playtex Participant whose employment is terminated other than by reason of early, late or normal retirement or death and who has completed at least five Years of Continuous Service shall be eligible for a deferred vested benefit, calculated as follows: (a) The deferred vested benefit shall be computed in the same manner as the normal retirement benefit, as described in paragraph J-7, provided that, for Playtex Dorado Participants, the Playtex Dorado Participant’s Account Balance Offset shall be determined by dividing the Year End Account Balance for the Plan Year prior to which he or she suffers a Break in Service by the applicable Annuity Factor. The deferred vested benefit shall be payable at the Playtex Participant’s Normal Retirement Date. (b) A Playtex Participant may elect to receive the Actuarial Equivalent of his or her benefit computed as described in (a) above, payable commencing on the first day of any month coincident with or next following the date the Playtex Participant attains age 55. (c) However, if the Playtex Participant has at least 10 Years of Credited Service, he or she may elect to receive payment of his or her deferred vested benefit beginning on the first day of any month coincident or next following the date the Playtex Participant attains age 55, subject to reduction in accordance with subparagraph J-8(b). J-9 J-11. Payment of Benefits. Benefits under this Supplement J shall be paid in accordance with Section 6 of the Plan, except as follows: (a) In lieu of payment under subsection 6.1 or subsection 6.2 of the Plan, as applicable, a Playtex Participant may elect to receive payment of his or her Playtex Plan benefit in the form of a 50%, 75% or 100% contingent annuitant option as described in subparagraph 6.4(b) of the Plan. .In addition, a Playtex Participant who is eligible to commence payment pursuant to paragraph J-8 or subparagraph J-10(c) of this Supplement J may also elect to receive payment of his or her Playtex Plan benefit in the form of a 66 2/3% contingent annuitant option described in subparagraph 6.4(b) of the Plan. No other optional forms of payment shall be available for payment of a Playtex Plan benefit. (b) If a Playtex Participant who is entitled to normal, early, or late retirement benefits under subparagraph J-7, J-8, or J-9 dies more than 31 days after his or her actual retirement date or after his or her 65th birthday, and after benefit payments have commenced in the normal form described in subsection 6.1, but before he or she has received 60 monthly retirement benefit payments, then a retirement benefit shall be payable to the Playtex Participant’s surviving Spouse until a total of 60 payments shall have been made to such Playtex Participant and his or her surviving Spouse or until the death of the surviving Spouse, whichever occurs first. Subject to the provisions of paragraph J-12, if a Playtex Participant who is entitled to an early retirement benefit but has elected to defer the receipt of such benefit dies more then 31 days after his or her actual retirement date but before receiving any early retirement benefits, a retirement benefit shall be payable to the Playtex Participant’s eligible surviving Spouse in an amount determined as described in the preceding sentence, but computed as though the first day of the month coinciding with or next following the date of the Playtex Participant’s death was his or her actual retirement date, and as though the Playtex Participant had elected to commence receiving such early retirement benefits on such actual retirement date. (c) If a Playtex Participant who is entitled to deferred vested benefits under paragraph J-10 and who is receiving payment in the normal form described in subsection 6.1 dies more than 31 days after his or her Normal Retirement Date, but before receiving 60 monthly benefit payments, then a monthly retirement benefit shall be payable to the Playtex Participant’s surviving Spouse until a total of 60 payments shall have been made to such Playtex Participant and his or her surviving Spouse or until the death of such surviving Spouse, whichever occurs first. If a Playtex Participant who is entitled to a

J-10 deferred vested benefit dies more than 31 days after his or her termination of employment and after age 55, and the death benefit referred to in subsection J-12 has been properly waived, a death benefit shall be payable to the Playtex Participant’s eligible surviving Spouse in an amount determined as described in the preceding sentence, but computed as though the first day of the month coinciding with or next following the date of the death of the Playtex Participant was his or her actual retirement date and as though the Playtex Participant had been eligible for early retirement benefits and had elected to commence receiving such early retirement benefits on such actual retirement date. (d) Benefits shall be subject to the provisions of subsection 6.7 of the Plan, except that a Playtex Participant reemployed prior to August 1, 2015 is deemed to be a temporary employee under subsection 6.7(b)(ii) of the Plan if such Playtex Participant failed to complete 40 Hours of Service in a month. (e) Benefits shall be subject to the provisions of subsection 6.8 of the Plan except that, if the Playtex Participant fails to be credited with at least 40 Hours of Service in any calendar month, benefits shall commence as of the Playtex Participant’s Late Retirement Date as described in paragraph J-9. (f) Benefits payable to a Playtex Participant (or his or her surviving Spouse or beneficiary) shall be reduced by any benefits received or receivable as a result of the termination of the ILC Industries Pension Plan. J-12. Qualified Pre-retirement Survivor Annuity. Subject to subsection 6.11 of the Plan, in the event that a married Playtex Participant who has a nonforfeitable right to all or any portion of his or her retirement benefit dies before receiving payment of any benefits under the Plan, the surviving Spouse of such Playtex Participant shall be entitled to a Qualified Pre-retirement Survivor Annuity in accordance with subsection 5.6 of the Plan. J-13. Actuarial Equivalents. For purposes of determining optional forms of payment, the amount of a deferred vested benefit payable before a Playtex Participant’s Normal Retirement Date under subparagraph J-10(b), actuarial adjustments required under subsection 8.2 of the Plan and any other purpose not specifically described in the Plan or this Supplement, the following assumptions shall be applied: J-11 Interest: 7% Mortality: 1984 Unisex Pension Mortality Table (A Spouse is assumed to be three years older than the Participant in the construction of the table for joint and survivor annuity forms) J-14. Limitations. Except to the extent expressly provided herein, the benefits provided pursuant to this Supplement J for a Playtex Participant on account of participation under the Playtex Plan are subject to all of the terms and conditions of the Plan. Terms used in this Supplement J with respect to the Playtex Plan and terms used in this Supplement with respect to the Plan shall, unless defined in this Supplement J, have the meanings given those terms in the Playtex Plan (as in effect immediately prior to the Merger Date) or this Plan, whichever is applicable. In no event shall the amount of a Playtex Participant’s benefit hereunder be less than the benefit such participant would have received, as of the Merger Date, under the Playtex Plan based on the terms of such plan as in effect immediately before the Merger Date.

J-12 APPENDIX A TO SUPPLEMENT J Applicable Annuity Factors for Playtex Dorado Participants The factors below apply to calculation of benefits for Playtex Dorado Participants: Age Factor Age Factor Age Factor 20 0.288 40 1.351 60 6.524 21 0.311 41 1.460 61 7.076 22 0.336 42 1.578 62 7.678 23 0.363 43 1.705 63 8.336 24 0.392 44 1.843 64 9.055 25 0.423 45 1.992 65 9.842 26 0.457 46 2.154 66 9.658 27 0.494 47 2.329 67 9.465 28 0.534 48 2.518 68 9.263 29 0.576 49 2.723 69 9.053 30 0.623 50 2.946 70 8.835 31 0.673 51 3.187 71 8.611 32 0.727 52 3.448 72 8.382 33 0.785 53 3.731 73 8.148 34 0.848 54 4.038 74 7.911 35 0.917 55 4.371 75 7.672 36 0.991 56 4.733 76 7.432 37 1.070 57 5.126 77 7.191 38 1.157 58 5.553 78 6.950 39 1.250 59 6.018 79 6.710 DM_US 58903147-6.076961.0011 K-1 SUPPLEMENT K Provisions Relating to the Merger of National Textiles, L.L.C. Pension Plan K-1. Introduction. The National Textiles, L.L.C. Pension Plan (the “NTX Plan”) was established effective January 1, 1998 and was originally maintained by National Textiles, L.L.C. (“NTX”). Effective as of March 31, 1998, the assets and liabilities for certain participants in the Sara Lee Corporation Consolidated Pension and Retirement Plan (the “Prior Plan”) were transferred to the NTX Plan. On August 2, 1998, Champion Products, Inc. (“Champion”) sold its Gaffney, South Carolina facility to NTX, and assets and liabilities for certain affected participants were transferred to the NTX Plan. Effective as of January 1, 2006, sponsorship of the NTX Plan was assumed by Hanesbrands Inc. (“Hanesbrands”). Effective upon the close of business on August 31, 2009 (the “Merger Date”), the NTX Plan was merged into, and continued in the form of, the Plan, subject to the terms and provisions of the Plan and this Supplement. This Supplement shall include the following Parts, Appendices and Exhibits: (a) Part A, which shall apply to participants who transferred their employment from Sara Lee Corporation to NTX on or before March 31, 1998 and employees of Eden Yarns, Inc. Benefits for such participants shall consist of benefits transferred from the Prior Plan, as set forth in Exhibit I to Part A, plus benefits accrued under the NTX Plan on and after January 1, 1998, as described in Part A. Part A shall also apply to eligible employees hired by NTX on or after January 1, 1998. (b) Appendix A to Part A, which shall apply to certain participants transferred in accordance with (a) above who had accrued benefits under the SLC Benefits Part of the Prior Plan prior to their transfer. Benefits for such participants shall consist of benefits set forth in Exhibit I to Appendix A to Part A, benefits set forth in Exhibit I to Part A (if any), plus benefits accrued under the NTX Plan on and after January 1, 1998, as described in Part A. (c) Appendix B to Part A, which shall apply to participants previously employed at the Gaffney, South Carolina facility of Champion who were transferred to the NTX Plan on or before August 2, 1998. Benefits for such participants shall consist of benefits set forth in Exhibit I to Appendix B to Part A, plus benefits accrued under the NTX Plan on and after January 1, 1998, as described in Part A. (d) Part B, which shall apply to all NTX Plan participants on and after January 1, 1998 except hourly employees at a facility previously owned

K-2 by China Grove Textiles, Inc. Benefits accrued under Part B shall be provided in addition to any benefits earned under Part A. The purpose of this Supplement is to set forth provisions relating to former participants in the NTX Plan. K-2. Eligibility to Participate. No employees who were not already participating in the NTX Plan on December 31, 2003 were eligible to become new participants in the NTX Plan after said date. In addition, participants in the NTX Plan ceased accruing benefits under Part A of the NTX Plan as of December 31, 2003 and under Part B of the NTX Plan as of December 31, 2002. Subject to the conditions and limitations of this Plan, each participant in the NTX Plan on August 31, 2009 became an inactive Participant in this Plan as of August 31, 2009. The inactive Participants described in the preceding sentences are referred to herein as “NTX Participants.” K-3. Credited Service. For purposes of determining benefits under this Supplement K, a NTX Participant’s “Credited Service” means the number of completed years and months during his or her periods of service. A period of service shall mean a period beginning on the date an Employee enters service (or reenters service) and ending on the Separation Date with respect to such period, subject to the following special rules: (a) An Employee shall be deemed to enter service on the date he or she first completes an Hour of Service, and to reenter service on the date following a Separation Date when he or she again completes an Hour of Service. If an Employee shall be absent from work because he or she quits, is discharged or retires, and the Employee reenters service before the first anniversary of the date of such absence, such date shall not constitute a Separation Date and the period of such absence shall be included as service. (b) If an Employee, absent from service under circumstances other than quit, retirement, discharge or death, quits, is discharged, retires or dies before the first anniversary of the commencement of said absence, the Employee’s Separation Date shall be the date he or she quits, is discharged, retires or dies. An absence by reason of circumstances other than quit, retirement, discharge or death shall be deemed to commence with respect to an Employee on the date he or she is terminated as an Employee on the payroll records of the Controlled Group Members. Notwithstanding the two immediately preceding sentences, an Employee shall be deemed to have continued in service (and thus not to have incurred a Separation Date) for the following periods: (i) Any period for which he or she shall be required to be given credit for service under any laws of the United States. K-3 (ii) The period (referred to herein as “medical leave”) during which he or she suffers from a condition resulting from injury or illness which: (A) results in such Employee’s entitlement to and receipt of monthly disability insurance benefits under the federal Social Security Act; or (B) results in such Employee’s entitlement to and receipt of (or would result in receipt of but for any applicable benefit waiting period) disability income benefits under a disability income plan maintained or adopted by such Employee’s Employer. Such period shall end with the earlier of the Employee’s date of death, Retirement Date or date of cessation of such inability. Effective July 1, 2002, such period shall end upon the first to occur of the following: (I) expiration of a one-year period from the Employee’s last day of work, (II) the date of his or her death, (III) his or her Retirement Date or (IV) the date of cessation of such infirmity; provided, however, that for a salaried employee under the National Textiles, L.L.C. Long Term Disability Plan (the “LTD Plan”), such period shall end one year from the date such salaried employee is no longer an eligible employee under the LTD Plan. (iii) For an Employee who retires from NTX and all Controlled Group Members, the period from his or her Separation Date until the last day of the month in which his or her retirement occurs. (c) All periods of service of an Employee shall be aggregated in determining his or her Credited Service. (d) Except as provided in Part B, with respect to an Employee who shall have a One Year Break in Service before he or she shall have completed five years of Vesting Service and with respect to whom the period of his or her consecutive One Year Breaks in Service equals or exceeds five years, all Credited Service accrued prior to such break shall be disregarded. For the purpose of determining Credited Service prior to such break, there shall be excluded any service previously disregarded under this subparagraph (d). (e) Notwithstanding any other provision of this paragraph, if a NTX Participant shall have received a distribution of his or her entire interest under the Plan and shall subsequently reenter service, Credited Service

K-4 prior to his or her termination shall be disregarded for purposes of determining his or her benefits with respect to service following such termination. (f) Notwithstanding any other provisions of this paragraph, a NTX Participant’s Credited Service shall not include any period of his or her service during which he or she is a temporary Employee (as defined in subsection 6.7 of the Plan); any period during which he or she fails to meet the NTX Plan’s eligibility requirements; any service with a Controlled Group Member while such Member is not an Employer under the Plan or the NTX Plan; or solely for purposes of computing a NTX Participant’s benefit under Part B, any service prior to the January 1 before which the Participant completes one year of Vesting Service. (g) Notwithstanding the foregoing, no NTX Participant shall accrue additional Credited Service under the NTX Plan after December 31, 2003, except for purposes of determining eligibility for and the amount of any early retirement reduction with respect to any applicable minimum benefit under Part A of this Supplement K. K-4. Vesting Service. A NTX Participant’s “Vesting Service” shall be computed in the same manner as the NTX Participant’s Credited Service, except as follows: (a) A NTX Participant’s Vesting Service shall include any period of service that would have been included as Credited Service but for subparagraphs K-3(e), (f) and (g); provided, however, that service with a Controlled Group Member shall be recognized under this subparagraph (a) only for the period such entity is a Controlled Group Member (unless recognized pursuant to subparagraph (b) below). (b) If an entity becomes a Controlled Group Member of NTX (or is otherwise acquired by NTX) and such entity adopts the Plan in accordance with its terms (or NTX or the Company extends the Plan to Employees of such entity), then Vesting Service shall not include any part of the service of employees who were employed by the entity prior to the date the entity became a Controlled Group Member and who become employees of a Controlled Group Member in connection with the acquisition of such entity, unless otherwise provided in the NTX Plan. Notwithstanding the foregoing, Vesting Service shall include all of the service of employees who were employed by any entity formerly owned by Sara Lee Corporation or its subsidiaries and affiliates prior to the date the entity became a Controlled Group Member and who become employees of a Controlled Group Member in connection with the acquisition of such entity. K-5 (c) Notwithstanding any provision of this paragraph to the contrary, the Vesting Service of any individual employed as an hourly or salaried employee at a facility previously owned by China Grove Textiles, Inc. shall include any period of service from his or her most recent hire date with China Grove Textiles, Inc. immediately preceding April 30, 2000. (d) A NTX Participant’s Vesting Service means the number of completed years and months during his or her period of service. For this purpose, a NTX Participant shall be credited with one month of service for each month in which the NTX Participant completes at least one day of service with his or her Employer. (e) If a NTX Participant dies while performing qualified military service (within the meaning of Section 414(u)(5) of the Code), such NTX Participant shall be credited with Vesting Service for the period of his or her qualified military service for vesting purposes. K-5. Compensation. For purposes of determining benefits under this Supplement K, “Compensation” shall include the following amounts paid by an Employer to a NTX Participant on or before December 31, 2002: regular pay, commissions, overtime, shift differentials and bonuses; the amount, if any, of elective contributions made on behalf of the NTX Participant pursuant to a salary reduction agreement under Sections 125, 132(f)(4) and 401(k) of the Code; vacation pay, holiday pay, and payments made directly by the Employers to a NTX Participant in lieu of salary, wages or other compensation during periods of absence; benefit payments made pursuant to employer contributions under a temporary disability income plan sponsored by the Employers; and amounts earned that are subject to a nonqualified deferred compensation agreement with the Employers (which amounts shall be included in a NTX Participant’s Compensation only in the year such Compensation is distributed to the NTX Participant). Effective July 1, 1998, “Compensation” for NTX Participants other than highly compensated employees (as defined in Section 414(q) of the Code) shall also include all forms of nonqualified deferred compensation which a NTX Participant elects to defer when such amounts are initially deferred. Compensation shall be deemed paid in the calendar year in which it is reportable on Form W-2 (or a corresponding form later prescribed for federal income tax withholding purposes). A NTX Participant’s “Compensation” shall exclude compensation in excess the applicable limit under Section 401(a)(17)(B) of the Code; severance or termination pay, moving expenses, prizes, awards, and referral bonuses; amounts paid by an Employer solely by reason of the satisfaction by an Employer of a contractual commitment made to a NTX Participant by an operation acquired by an Employer; all Employer contributions made under this Plan or any other employee benefit plan, and all amounts of imputed income considered to have been received by a NTX Participant including, but not limited to, imputed income by reason of coverage under an Employer-sponsored group term life insurance plan, any other employee welfare or fringe benefit plan or the exercise of a stock option or stock appreciation right, and the use of an automobile; any payments made pursuant to any state’s workers’

K-6 compensation or disability income statutes, any payments made pursuant to a disability plan maintained by the Employers pursuant to workers’ compensation statutes or to provide payments for absences due to long term disability, or benefit payments made pursuant to employee contributions under the provisions of a temporary disability income plan sponsored by the Employers; all amounts paid in connection with, pursuant to or under the National Textiles, L.L.C. Stock Appreciation Rights Plan (“SAR Plan”), including, but not limited to, Employer buy-outs under the SAR Plan; all amounts paid in connection with, pursuant to or under any retention programs maintained by any Employer, including, but not limited to, management retention unit cash-outs; and compensation paid after the NTX Participant ceases to be an Employee (including, without limitation, deferred bonuses and payments under the National Textiles Executive Deferred Compensation Plan and any other plans designated by the Committee). K-6. Benefits in General. The amount of benefits under this Supplement with respect to any NTX Participant shall be equal to the amount determined under the terms of Part A and Part B. Notwithstanding any provision of this Supplement to the contrary, any individual employed as an hourly or salaried employee at a facility previously owned by China Grove Textiles, Inc. shall accrue benefits under Part A, but only salaried employees at such a facility shall accrue benefits under Part B. Further, if any individual employed as a salaried employee at such a facility becomes an hourly employee at such a facility, such employee thereafter shall accrue benefits only under Part A, and is expressly ineligible to accrue further benefits under Part B. Notwithstanding the foregoing, no benefits shall accrue for any NTX Participant under Part A after 2003 or under Part B after 2002. K-7. Payment of Benefits: Benefits under this Supplement K shall be paid in accordance with Section 6 of the Plan, except as provided below in this paragraph K-7 and in paragraph K-8: (a) The following optional forms of payment shall be available to a NTX Participant for payment of his or her benefits accrued under Part A and Part B: (i) the period certain and life annuity options described in subsection 6.4(a) of the Plan, (ii) the contingent annuity options described in subsection 6.4(b) of the Plan, (iii) the period certain annuity options described in subsection 6.4(c) of the Plan, and (iv) the lump sum option described in paragraph K-8 below. (b) Notwithstanding the foregoing, a NTX Participant who is entitled to a benefit under Appendix A to Part A may elect to receive payment of such benefit in the form of a Social Security adjustment option described in subsection 6.4(d) of the Plan, in addition to the forms described in subparagraph (a) above. If a NTX Participant elects to receive his or her benefit accrued under Appendix A to Part A in the form of a Social Security adjustment option, such Participant shall receive the remainder of his or her accrued benefit in accordance with the provisions of paragraph (a) above. K-7 (c) Notwithstanding the foregoing, a NTX Participant entitled only to a deferred vested benefit may choose one of the optional forms of payment described in subsection 6.5 of the Plan or the lump sum form described in paragraph K-8 in lieu of payment in the normal form. (d) If a NTX Participant, surviving Spouse or alternate payee elects an annuity form for his or her Part A benefit and an annuity form for his or her Part B benefit, both elections must consist of the same type of annuity distribution form, except as provided in paragraph (b) above. K-8. Lump Sum Benefits. Notwithstanding any provision of the Plan to the contrary, the following shall apply with respect to lump sum payments of benefits accrued under this Supplement K. (a) If the lump sum present value of (i) a NTX Participant’s total nonforfeitable accrued benefit under the Plan, (ii) a surviving Spouse’s benefit determined under the Plan, or (iii) an alternate payee’s interest determined under the Plan, does not exceed $5,000, such benefit shall be paid in accordance with subsection 6.11 of the Plan. (b) Subject to paragraph (a) above, if a NTX Participant terminated employment with all Controlled Group Members before July 1, 2000 and if the lump sum present value of the benefit of such NTX Participant (or his or her surviving Spouse or alternate payee, as the case may be) determined under both Part A and Part B is less than or equal to $10,000 at the time of the NTX Participant’s election of a form of payment, the NTX Participant, surviving Spouse, or alternate payee, as applicable, may elect to receive a lump sum distribution of his or her Part A and Part B benefit. Such a distribution shall be payable pursuant to subsection 6.1 or 6.2 of the Plan, as applicable, and the Participant must comply with the spousal consent rules in subsection 6.3 of the Plan, if applicable, to elect such distribution. (c) Subject to paragraph (a) above, if a NTX Participant terminates employment with all Controlled Group Members on or after July 1, 2000: (i) If the lump sum present value of the benefit of such NTX Participant (or his or her surviving Spouse or alternate payee, as the case may be) determined under Part A is less than or equal to $10,000 at the time of the NTX Participant’s election of a form of payment, the NTX Participant, surviving Spouse, or alternate payee, as applicable, may elect to receive a lump sum distribution of his or her Part A benefit. Such a distribution shall be payable pursuant to subsection 6.1 or 6.2 of the Plan, as applicable, and the Participant must comply with the spousal

K-8 consent rules in subsection 6.3 of the Plan, if applicable, to elect such lump sum distribution. (ii) The NTX Participant or his or her surviving Spouse or alternate payee may elect to receive a lump sum distribution of his or her Cash Balance Benefit under Part B in lieu of a distribution under any other distribution form for which the recipient is eligible. Such a lump sum distribution shall be payable pursuant to subsection 6.1 or 6.2 of the Plan, as applicable, and the NTX Participant must comply with the spousal consent rules in subsection 6.3 of the Plan, if applicable, to elect such lump sum distribution. (d) Lump sum distributions under this paragraph K-8 shall be determined in accordance with subsection 6.11 of the Plan; provided that the provisions of subparagraph 6.11(b) shall apply only to lump sum distributions payable with respect to a Participant’s benefit determined under Part A of the Plan. A NTX Participant eligible to elect a lump sum distribution of benefits under subparagraphs (b) or (c) above before his or her Retirement Date also may elect to receive payment of his or her accrued benefit in the normal form of payment, as described in subsection 6.1 of the Plan, or in the form of a 50% or 75% contingent annuitant option, as described in subsection 6.4(b) of the Plan, commencing as of the same date as the lump sum distribution. A NTX Participant (or an alternate payee or surviving Spouse, as applicable) may request a lump sum distribution under subparagraph (c) only at the following times: (1) within 180 days of his or her Separation Date or 180 days after receiving the benefit calculation election form, whichever is later, or (2) on or after attaining his or her Retirement Date. For alternate payees, clause (1) above shall be modified to provide 180 days from the date the order is determined to be a Qualified Domestic Relations Order, and in the case of a NTX Participant’s death, clause (1) above shall be modified to provide 180 days from the date of the NTX Participant’s death. Even if a NTX Participant’s lump sum present value is greater than $10,000 during one or more months of the 180-day period described above, such lump sum shall nevertheless be payable hereunder provided that the lump sum present value is less than or equal to $10,000 during any month of the 180-day period. Subject to paragraph (a) above, NTX Participants (or their surviving Spouses) whose employment terminated prior to July 1, 2002 are eligible to elect lump sum payment of their benefits at any time after their termination date if the lump sum present value of their benefit is less than or equal to $10,000 at such time. When determining the present value of a benefit under this paragraph, the Alternative Actuarial Equivalent assumptions shall be used. K-9. Actuarial Equivalents. Actuarial Equivalents shall be determined in accordance with subsections 2.1 and 2.2 of the Plan and the Tables of Actuarial Factors attached thereto, except as provided below: K-9 (a) For purposes of computing a lump sum payment attributable to a NTX Participant’s Cash Balance Benefit, the resultant lump sum shall not be less than the NTX Participant’s Cash Balance as of the beginning of the month in which he or she terminated employment, increased with Interest Credits (as defined in paragraph 2(b) of Part B) through the lump sum payment date. (b) For purposes of converting a NTX Participant’s Cash Balance into the Participant’s Cash Balance Benefit under paragraph 2 of Part B, the following assumptions shall be used: Rate of Interest: 5.5 percent per annum Mortality: The mortality table prescribed in Revenue Ruling 2001-62 (the 94 GAR table) (c) For purposes of determining a benefit commencing prior to the NTX Participant’s earliest retirement age, the reduction factor for each year preceding the NTX Participant’s Normal Retirement Date shall be determined from the following table (with the annual reduction factor prorated for any period less than one year): Benefit Commencement Age Annual Reduction Factor >=60 and <65 8.00% >=55 and <60 4.00% >=50 and <55 3.00% >=45 and <50 2.00% >=40 and <45 1.00% >=30 and <40 0.50% Less than 30 0.25% Notwithstanding the foregoing, in no event shall the benefit payable as determined under the foregoing paragraph be less than the benefit as of May 21, 2002 as determined under the NTX Plan’s provisions in effect on June 30, 2002. Moreover, for benefit commencements on and after January 1, 2010, the early retirement reduction factor shall not be greater than the reduction factor that would be determined using the actuarial assumptions set forth in subsection 2.2(b) of the Plan. (d) For purposes of determining a Qualified Joint and Survivor Annuity commencing prior to the NTX Participant’s earliest retirement age, the factor to convert from the immediate benefit (as calculated with factors described in subparagraph (c) above) to the Qualified Joint and Survivor Annuity shall be determined from the following table:

K-10 Benefit Commencement Age Conversion Factor Adjustment Factor >=60 and <65 0.935 0.00350 >=55 and <60 0.950 0.00250 >=50 and <55 0.960 0.00200 >=45 and <50 0.970 0.00150 >=40 and <45 0.975 0.00100 >=35 and <40 0.980 0.00075 >=30 and <35 0.985 0.00050 Less than 30 0.990 0.00025 For purposes of determining a Qualified Optional Survivor Annuity commencing prior to the NTX Participant’s earliest retirement age, the factor to convert from the immediate benefit (as calculated with factors described in subparagraph (c) above) to a Qualified Optional Survivor Annuity shall be determined from the following table: Benefit Commencement Age Conversion Factor Adjustment Factor >=60 and <65 0.905 0.00500 >=55 and <60 0.925 0.00350 >=50 and <55 0.940 0.00275 >=45 and <50 0.955 0.00200 >=40 and <45 0.965 0.00150 >=35 and <40 0.970 0.00100 >=30 and <35 0.980 0.00075 Less than 30 0.985 0.00050 The conversion factor is applicable for a Spouse whose age, as of the benefit commencement date, is the same as the age of the NTX Participant. If the Spouse is older or younger than the NTX Participant, the conversion factor is adjusted. The amount of the adjustment shall be equal to the age difference (rounded to nearest integer and limited to a maximum of 15 years for a Participant whose Spouse is younger) multiplied by the adjustment factor in the foregoing table. The adjustment shall be added to the conversion factor if the Spouse is older than the NTX Participant and subtracted from the conversion factor if the Spouse is younger than the NTX Participant. In no event shall the resultant conversion factor exceed 99% for the Qualified Joint and Survivor Annuity or 98.5% for the Qualified Optional Survivor Annuity. Notwithstanding the foregoing, in no event shall the benefit payable as determined under the foregoing paragraph be less than the benefit as of May 21, 2002 as determined under the provisions of the NTX Plan in effect on June 30, 2002. The Qualified Joint and Survivor Annuity payable to the NTX Participant under this subparagraph shall be the greater of the benefit determined using the factors described K-11 above or the benefit determined using the actuarial assumptions described in subparagraph 2.2(b) of the Plan. K-10. Limitations. Except to the extent expressly provided herein to the contrary, the benefits provided pursuant to this Supplement K for a NTX Participant on account of participation under the NTX Plan are subject to all of the terms and conditions of the Plan. Terms used in this Supplement K with respect to the NTX Plan and terms used in this Supplement with respect to the Plan shall, unless defined in this Supplement, have the meanings given those terms in the NTX Plan (as in effect immediately prior to the Merger Date) or this Plan, whichever is applicable. n no event shall the amount of a NTX Participant’s benefit hereunder be less than the benefit such participant would have received, as of the Merger Date, under the NTX Plan based on the terms of such plan as in effect immediately before the Merger Date.

K-12 PART A TO SUPPLEMENT K Provisions Relating to Career Average Formula 1. Introduction. This Part A to Supplement K shall apply to participants for whom benefits were transferred to the NTX Plan due to a transfer of employment from Sara Lee Corporation to NTX on or before March 31, 1998 or who were formerly employees of Eden Yarns, Inc. (collectively, the “Transferred Participants”). This Part A also shall apply to former employees of Champion who were transferred to employment with NTX on or before August 2, 1998. Finally, this Part A shall apply to eligible employees hired by NTX on or after January 1, 1998 and before December 31, 2002. 2. Credited Service. Notwithstanding anything to the contrary in paragraph K-3 of Supplement K, each Transferred Participant in the NTX Plan shall receive credit for all service credited under the Prior Plan. For purposes of this Part, a NTX Participant’s “Projected Credited Service” shall mean the years and months of Credited Service he or she would have at his or her Normal Retirement Date assuming he or she continued in covered employment under the NTX Plan to such date. Effective December 31, 2003, no further benefits shall accrue under this Part; however, NTX Participants shall continue to accrue Credited Service for purposes of determining eligibility for and the amount of any early retirement reduction with respect to any applicable minimum benefit under paragraphs 8 and 9 of this Part. 3. Compensation. Notwithstanding paragraph K-5 of Supplement K, for purposes of calculating a NTX Participant’s benefit under paragraph 4 of this Part, in the first and second year of employment (or reemployment after a One Year Break in Service), the NTX Participant’s Compensation for the prior calendar year shall mean his or her annualized pay (as defined below); provided, that a Transferred Participant’s Compensation shall include bonuses, if any, paid under the Prior Plan and the NTX Plan; further provided, however, that solely for purposes of determining the benefit accruals of Transferred Participants for the calendar year beginning on January 1, 1998, compensation recognized under the Prior Plan shall be treated as paid by an Employer hereunder. A NTX Participant’s “annualized pay” for any calendar year shall mean the amount of compensation he or she would have received for that year had he or she received compensation for the entire year at the basic straight time rate of compensation that was in effect with respect to the NTX Participant at the end of the prior calendar year. For his or her hire year (or rehire year, after a One Year Break In Service), a NTX Participant’s “annualized pay” shall mean the amount of compensation he or she would have received for that year had he or she received compensation for the entire year at the basic straight time rate of compensation that was in effect with respect to the NTX Participant at the beginning of such hire year (or rehire year). Any individual employed as an hourly or salaried employee at a facility previously owned by China Grove Textiles, Inc., shall have his or her 2000 and 2001 Part A benefit accrual, if any, based on his or her annualized calendar year 2000 pay. K-13 Notwithstanding the foregoing, effective January 1, 1998, the Compensation for any NTX Participant, regardless of status as a Transferred Participant, shall include bonuses, if any, paid by Sara Lee Corporation or paid by an Employer hereunder and taken into account under the Prior Plan and the NTX Plan. 4. Normal Benefit. The normal benefit under this Part is a monthly retirement income, commencing on the NTX Participant’s Normal Retirement Date and payable during his or her lifetime, in an amount equal to one-twelfth of the sum of his or her benefit accruals for calendar years beginning on and after January 1, 1998. A NTX Participant’s benefit accrual for a calendar year shall equal 1.25 percent of the NTX Participant’s Compensation (as modified by paragraph 3 above) for the prior calendar year multiplied by a fraction, the numerator of which is the NTX Participant’s total number of completed months of Credited Service for the whole or partial year and the denominator of which is 12. In addition, a Transferred Participant’s normal benefit shall include the amount of each Transferred Participant’s accrued benefits as set forth on Exhibit I to this Part; provided, however, that if the Committee determines that any amount set forth in such schedule has been incorrectly calculated, for whatever reason, the correct amount shall be the amount payable or credited to such Transferred Participant, notwithstanding the inclusion of such incorrect amount on Exhibit I. The total amount of monthly retirement income determined under this paragraph 4 shall be referred to as a NTX Participant’s accrued benefit. If a NTX Participant was actively employed by a Controlled Group Member of NTX on June 30, 1999, the NTX Participant’s monthly retirement income attributable to service completed through June 30, 1999, determined under this paragraph 4 (including benefits listed on Exhibit I of this Part and Exhibit I from Appendix B to this Part) shall be increased by 10 percent. Effective December 31, 2003, no further benefits shall accrue under this Part. 5. Normal Retirement. A NTX Participant who retires on his or her Normal Retirement Date shall be entitled to a monthly retirement income computed in accordance with paragraph 4 of this Part, commencing on his or her Normal Retirement Date and payable in accordance with paragraph K-7 of Supplement K to the Plan. 6. Late Retirement. A NTX Participant who retires on a Late Retirement Date shall be entitled to a monthly retirement income, commencing on the earlier of his or her Late Retirement Date or his or her Required Commencement Date, and payable in accordance with paragraph K-7 of Supplement K to the Plan. The amount of the NTX Participant’s monthly retirement income shall be computed in accordance with paragraph 4 of this Part, but shall be actuarially adjusted as described in subsection 5.4 of the Plan. If payment of a NTX Participant’s monthly retirement income begins prior to retirement on his or her Required Commencement Date, then the amount of retirement income payable to the NTX Participant shall be adjusted, as of each subsequent January 1, to reflect the additional benefits, if any, accrued by the NTX Participant during the immediately preceding calendar year.

K-14 7. Early Retirement. A NTX Participant who retires on an Early Retirement Date shall be entitled to a monthly retirement income, commencing on his or her Normal Retirement Date and payable in accordance with paragraph K-7 of Supplement K to the Plan. The amount of the NTX Participant’s monthly retirement income shall be computed in accordance with paragraph 4 of this Part as of his or her Early Retirement Date, and shall be reduced in accordance with subsection 5.3 of the Plan in the event of the NTX Participant’s benefit commencement before his or her Normal Retirement Date. However, for benefit commencements on and after January 1, 2010, the early retirement reduction shall not be greater than the reduction that would be determined using the actuarial assumptions set forth in subsection 2.2(b) of the Plan. 8. Minimum Retirement Benefits. Notwithstanding the foregoing, in no event shall the annual retirement income under this Part of a NTX Participant who retires on a Normal or Late Retirement Date with at least five years of Credited Service or who retires on an Early Retirement Date be less than an amount equal to $480.00 multiplied by a fraction (not to exceed 1) the numerator of which is the NTX Participant’s completed years and months of Credited Service as of his or her Normal, Late or Early Retirement Date and the denominator of which is the lesser of 20 or his or her Projected Credited Service; provided that if the NTX Participant retires on an Early Retirement Date with less than 20 years of Credited Service and elects an early commencement, such minimum benefit shall be reduced in accordance with subsection 5.3 of the Plan. However, for benefit commencements on and after January 1, 2010, the early retirement reduction shall not be greater than the reduction that would be determined using the actuarial assumptions set forth in subsection 2.2(b) of the Plan. 9. Monthly Deferred Vested Benefit. A NTX Participant whose employment with all of the Controlled Group Members is terminated for any reason other than death before his or her Retirement Date, but after he or she has completed at least five years of Vesting Service, shall be entitled to a monthly deferred vested benefit commencing on his or her Normal Retirement Date and payable in accordance with paragraph K-7 of Supplement K to the Plan. The amount of the NTX Participant’s monthly deferred vested benefit shall be computed in accordance with paragraph 4 of this Part (as in effect as of the date his or her employment with the Controlled Group Members terminates), but shall not be less than an amount equal to $480.00 multiplied by a fraction (not to exceed 1.0) the numerator of which is the NTX Participant’s years and months of Credited Service as of his or her date of termination and the denominator of which is the lesser of 20 or the NTX Participant’s Projected Credited Service. If the NTX Participant has completed at least 10 years of Vesting Service, he or she may elect to have such benefit commence as of the first day of any month on or after the date he or she attains age 55 years but before his or her Normal Retirement Date; provided that, such benefit shall be reduced in accordance with subsection 5.3 of the Plan. However, for benefit commencements on and after January 1, 2010, the early retirement reduction shall not be greater than the reduction that would be determined using the actuarial assumptions set forth in subsection 2.2(b) of the Plan. K-15 10. Death Benefits. A pre-retirement death benefit shall be payable under this Part following the NTX Participant’s death as follows: (a) If the NTX Participant terminated employment with all Employers and Controlled Group Members prior to his or her death, the NTX Participant’s Spouse shall be entitled to a monthly surviving Spouse’s benefit based on his or her benefit under this Part A, subject to the provisions of subsection 5.6 of the Plan, unless a lump sum distribution is payable under paragraph K-8 of Supplement K. If the NTX Participant’s Spouse is eligible to elect payment of the surviving Spouse’s benefit in the form of a lump sum distribution under paragraph K-8, the NTX Participant’s Spouse may commence immediate payment of the Spouse’s benefit in the form of a lump sum or an annuity. (b) If the NTX Participant dies while in the employ of an Employer or Controlled Group Member and after completing at least five Years of Service or attaining Normal Retirement Age, then a death benefit shall be payable under this paragraph (b) in lieu of the benefit described in paragraph (a) above. This benefit shall be based on the NTX Participant’s benefit under this Part A, and shall be subject to the provisions of subsection 5.7 of the Plan and paragraph K-8 of Supplement K to the Plan except as follows: (i) The lump sum shall be payable pursuant to paragraph K-8 of Supplement K to the Plan, but without regard to the $10,000 maximum specified in subparagraph K-8(c)(i) thereof. (ii) The NTX Participant’s surviving Spouse shall have a period of 180 days within which to elect payment of a lump sum in lieu of the monthly survivor annuity, in the event of the NTX Participant’s death before his or her earliest commencement date as determined under subsection 5.6 of the Plan. The surviving Spouse may also elect the lump sum form on or after the date that would have been such NTX Participant’s earliest commencement date. (iii) If the NTX Participant is entitled to benefits under both Part A and Part B to Supplement K, the NTX Participant shall be required to name the same beneficiary of this death benefit with respect to both Parts. 11. Special Rules for Transferred Participants Hired in 1997. Notwithstanding paragraph 4 herein, each Transferred Participant who performed an Hour of Service for Sara Lee Corporation in 1997 and who otherwise would have been eligible to participate in the Prior Plan except that he or she had not yet satisfied that plan’s eligibility service requirement as of the transfer date but who subsequently would have satisfied such service requirement if service for NTX had been included as eligibility service under the Prior Plan (“1997 Individuals”) is eligible for a normal benefit under this Part of the Plan in an amount equal to one-twelfth of the sum of his or her benefit accruals for calendar years beginning on and after January 1, 1997. Benefit accruals for 1997

K-16 Individuals for the 1997 calendar year shall be calculated under the same formula and using the same methods and assumptions as benefit accruals for subsequent calendar years in accordance with this Part A and all other provisions of the NTX Plan and the Plan. K-17 EXHIBIT I TO PART A – SUPPLEMENT K BENEFITS FOR TRANSFERRED PARTICIPANTS Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 5307 11/06/1954 10/18/1995 2.17 2.17 $472.44 3413 08/30/1948 05/14/1973 24.58 24.58 $5,239.20 6155 07/22/1977 09/25/1996 1.25 1.25 $247.56 4628 11/11/1945 07/10/1995 2.42 1.50 $471.24 0467 09/06/1947 09/16/1996 1.25 1.25 $275.64 8432 05/29/1947 01/20/1969 28.92 28.92 $6,654.48 8054 01/18/1968 12/16/1996 1.00 1.00 $210.60 4905 11/10/1954 06/06/1988 9.50 9.00 $2,095.08 1559 07/18/1952 03/23/1992 5.75 5.75 $4,454.88 8118 06/06/1950 10/18/1995 2.17 2.17 $1,717.44 7113 08/20/1958 08/08/1988 9.33 5.50 $2,186.88 0004 01/10/1969 07/14/1992 5.42 5.42 $1,237.44 5709 09/19/1976 11/29/1994 3.08 3.08 $562.20 7835 08/27/1951 08/25/1981 16.33 8.08 $2,453.28 6010 04/20/1971 05/16/1994 3.58 3.58 $1,024.92 8263 06/11/1965 10/02/1988 9.17 9.17 $2,106.48 2906 08/01/1956 10/19/1992 5.17 1.50 $216.96 2763 05/16/1955 02/03/1994 3.83 3.83 $996.96 3523 08/07/1953 10/03/1979 18.17 18.17 $6,446.28 5537 11/03/1942 07/25/1994 3.42 3.42 $809.16 2449 01/09/1971 11/13/1996 1.08 1.08 $214.56 4475 01/17/1966 01/31/1994 3.92 3.92 $1,036.20 6731 08/02/1969 06/21/1993 4.50 4.50 $2,094.36 2035 09/24/1948 10/02/1978 19.17 19.17 $7,514.64 9976 05/29/1967 10/24/1995 2.17 1.50 $367.68 7796 02/20/1975 05/24/1995 2.58 2.58 $644.52 7871 01/09/1947 08/19/1996 1.33 1.33 $924.96 9330 11/05/1945 04/19/1995 2.67 2.67 $752.76 4409 09/23/1962 04/25/1988 9.67 9.67 $3,795.96 5074 10/03/1942 06/22/1995 2.50 2.50 $515.40 3598 04/22/1951 01/13/1992 5.92 1.50 $347.88 1811 08/21/1965 08/11/1993 4.33 4.33 $1,535.16 8684 08/07/1941 06/24/1994 3.50 3.50 $882.12 9415 12/08/1963 02/01/1995 2.92 2.92 $704.28 0905 04/15/1954 05/03/1990 7.58 7.58 $2,294.04 3079 05/20/1955 06/14/1995 2.50 2.50 $553.92

K-18 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 6126 12/07/1970 09/15/1995 2.25 2.25 $561.36 8837 03/16/1958 08/23/1993 4.33 4.33 $1,484.76 1170 08/10/1967 12/07/1989 8.00 7.50 $1,531.08 7277 09/30/1966 01/09/1990 7.92 7.92 $1,713.60 7899 07/31/1944 03/15/1993 4.75 4.75 $1,728.96 8329 08/30/1959 07/17/1995 2.42 2.42 $535.44 6583 08/15/1969 01/02/1996 1.92 1.92 $442.56 7066 11/06/1966 01/29/1987 10.92 10.92 $2,981.16 2534 05/16/1957 09/19/1993 4.25 4.25 $981.84 5356 08/13/1956 04/23/1996 1.67 1.67 $384.84 1634 12/17/1968 06/14/1989 8.50 8.50 $2,457.72 6755 01/30/1967 04/03/1996 1.67 1.67 $384.84 2487 11/26/1965 10/09/1988 9.17 8.08 $2,606.64 4620 06/28/1957 07/15/1991 6.42 1.50 $349.08 5704 07/10/1943 01/04/1995 2.92 2.92 $653.04 1265 09/07/1959 09/05/1989 8.25 2.75 $550.68 9282 06/13/1967 05/18/1992 2.00 2.00 $392.40 5501 08/30/1963 11/03/1995 2.08 2.08 $575.76 8870 06/01/1964 03/31/1993 4.75 4.75 $1,251.72 0652 08/18/1956 06/29/1988 9.50 8.08 $2,867.76 2743 08/21/1968 05/11/1995 2.58 2.58 $648.72 1136 07/22/1958 03/13/1995 1.25 1.25 $317.88 5755 05/02/1941 10/28/1996 1.17 1.17 $225.12 2044 12/22/1968 09/07/1993 4.25 4.25 $999.60 3713 03/26/1942 04/01/1986 11.75 11.75 $2,481.60 2184 04/03/1960 10/21/1993 4.17 4.17 $917.28 6564 10/16/1935 08/01/1988 9.42 9.42 $6,547.08 0084 07/08/1938 04/03/1995 2.67 2.67 $640.32 1772 08/03/1962 10/14/1981 16.17 8.08 $2,819.88 6884 01/20/1943 06/21/1990 7.50 7.50 $1,799.28 7114 04/14/1966 02/19/1996 1.83 1.83 $471.96 1589 09/28/1967 02/19/1996 1.83 1.83 $497.16 7619 03/23/1956 01/30/1990 7.92 7.92 $2,726.28 8427 12/24/1960 04/25/1991 6.67 6.67 $1,899.84 2269 03/17/1955 09/09/1996 1.25 1.25 $290.52 7056 10/29/1944 02/15/1988 7.17 7.17 $1,229.40 4842 10/24/1964 09/03/1996 1.25 1.25 $937.56 3414 03/13/1953 08/13/1984 13.33 13.33 $8,275.68 0703 10/23/1959 02/27/1995 2.83 2.83 $978.12 6747 07/19/1951 12/10/1990 7.00 7.00 $2,710.44 2384 01/18/1966 02/26/1996 1.83 1.83 $497.16 8591 10/28/1955 06/28/1983 14.50 1.50 $569.16 4925 06/04/1960 05/02/1989 8.58 8.58 $2,161.20 K-19 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 8412 06/25/1934 03/05/1990 7.75 7.75 $1,976.52 2266 09/13/1956 09/13/1994 3.25 3.25 $714.12 3316 05/12/1946 02/04/1991 6.83 6.83 $2,080.32 6945 01/31/1953 02/09/1981 16.83 8.08 $1,913.64 5837 08/09/1971 11/25/1996 1.08 1.08 $205.20 9205 04/18/1963 05/22/1995 2.58 2.58 $573.36 2725 06/18/1964 07/22/1993 4.42 4.42 $1,244.40 4058 11/28/1959 02/27/1989 8.83 8.83 $3,057.12 6174 12/14/1945 03/15/1991 6.75 6.75 $1,894.56 9094 05/19/1947 01/14/1993 4.92 4.92 $1,248.00 6978 05/04/1969 11/13/1996 1.08 1.08 $293.76 1586 06/11/1964 11/18/1996 1.08 1.08 $203.64 3411 03/16/1948 03/28/1991 6.75 6.75 $2,001.00 6818 06/25/1968 09/30/1993 4.25 4.25 $1,334.04 5900 06/24/1938 09/04/1973 24.25 24.25 $14,725.56 5859 06/14/1945 06/01/1988 9.58 9.00 $2,256.36 0762 05/15/1962 04/01/1996 1.75 1.75 $511.56 0748 11/06/1963 11/18/1991 6.08 1.50 $608.88 6120 06/19/1930 11/20/1967 30.08 1.50 $531.96 7267 09/14/1950 12/16/1996 1.00 1.00 $190.08 3432 12/04/1967 08/20/1987 10.33 0.25 $82.80 3443 01/01/1959 12/30/1986 11.00 8.08 $2,470.20 7556 11/03/1956 03/07/1994 3.75 3.75 $978.00 9877 12/31/1944 12/06/1993 4.00 4.00 $1,126.92 7743 01/11/1963 02/20/1990 6.42 6.42 $2,539.92 4148 06/28/1952 12/13/1994 3.00 3.00 $638.52 1014 04/08/1972 12/30/1996 1.00 1.00 $283.44 8065 09/15/1970 05/24/1996 1.58 1.58 $506.64 8343 01/31/1969 08/29/1989 8.33 7.50 $2,395.08 6289 12/25/1939 06/09/1980 17.50 9.00 $3,926.52 4198 08/20/1963 04/06/1989 8.67 8.67 $2,029.20 8279 12/14/1959 01/05/1994 3.92 3.92 $1,132.08 5444 06/26/1968 03/25/1996 1.75 1.75 $474.60 9535 05/12/1936 11/29/1993 4.08 4.08 $1,064.52 4147 04/09/1962 07/01/1991 6.50 6.50 $1,995.36 6844 07/29/1956 05/13/1991 6.58 6.58 $2,341.80 0635 04/03/1974 12/02/1996 1.00 1.00 $203.40 1469 04/01/1947 01/14/1989 8.92 8.92 $2,107.08 3589 07/16/1942 11/13/1978 19.08 19.08 $13,627.08 4833 03/24/1957 06/21/1991 6.50 6.50 $1,523.64 4188 06/18/1949 07/23/1993 4.42 4.42 $1,055.52 2626 02/25/1957 03/31/1986 11.75 4.50 $3,156.96 9376 07/17/1970 10/07/1993 4.17 4.17 $1,138.08

K-20 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 0395 04/30/1949 08/26/1993 4.33 4.33 $1,254.60 8630 09/09/1956 04/28/1988 9.67 5.50 $1,873.44 4533 11/04/1958 01/11/1988 9.92 9.92 $3,189.12 2855 04/07/1961 12/21/1989 8.00 7.50 $2,517.12 0285 04/22/1963 03/01/1991 6.83 6.83 $2,216.28 5068 02/19/1943 09/20/1990 7.25 7.25 $1,982.76 6434 10/24/1947 07/08/1991 6.42 6.42 $1,749.60 9725 06/19/1948 07/12/1993 4.42 4.42 $1,215.60 0623 11/14/1966 09/20/1993 4.25 4.25 $1,236.84 6053 09/11/1958 10/01/1991 6.25 6.25 $1,106.28 6552 07/21/1968 10/11/1993 4.17 4.17 $1,187.52 2769 06/27/1958 09/20/1992 5.25 5.25 $1,111.80 0871 09/13/1959 06/09/1986 11.50 8.08 $1,992.36 4262 09/18/1959 07/09/1978 19.42 19.42 $4,836.00 0615 03/02/1968 07/16/1986 11.42 11.42 $2,952.00 1097 08/24/1960 10/23/1991 6.17 6.17 $1,301.52 1205 01/23/1973 03/23/1992 5.75 5.75 $1,326.60 3259 10/09/1959 04/08/1980 17.67 8.08 $2,119.44 2411 06/12/1960 05/13/1986 11.58 8.08 $2,069.04 3035 01/30/1960 11/06/1978 19.08 19.08 $7,171.32 3235 06/01/1964 01/29/1985 12.92 12.92 $2,903.64 3239 03/28/1966 09/12/1984 13.25 13.25 $3,543.84 3860 02/21/1963 06/15/1981 16.50 8.08 $3,131.04 5395 04/07/1968 08/16/1990 7.50 5.50 $1,467.36 5891 04/30/1975 11/17/1993 4.08 4.08 $1,121.52 6815 01/14/1971 04/26/1989 8.67 5.50 $2,154.00 1179 08/30/1961 03/04/1981 16.75 16.75 $4,549.08 2655 06/01/1961 06/18/1979 18.50 18.50 $3,622.80 4965 01/04/1961 03/17/1987 10.75 8.08 $1,947.24 1849 03/25/1966 05/28/1986 11.58 8.08 $2,246.88 2341 04/06/1967 04/29/1987 10.67 8.08 $2,063.04 8180 10/09/1961 05/04/1983 14.58 8.08 $3,000.84 2501 01/03/1961 07/29/1987 10.42 8.08 $2,370.12 2821 12/02/1960 09/19/1983 14.25 8.08 $2,998.56 3467 08/28/1961 04/20/1982 15.67 8.08 $2,648.04 4598 01/11/1961 07/30/1979 18.42 8.08 $3,254.52 6847 01/12/1966 07/06/1987 10.42 10.42 $2,362.08 6901 12/19/1963 11/17/1993 4.08 4.08 $971.64 8037 10/31/1962 05/03/1995 2.58 2.58 $524.40 9852 08/29/1965 07/18/1984 13.41 8.08 $2,086.44 4882 08/22/1962 07/23/1985 10.42 0.75 $241.80 2278 01/10/1968 05/10/1990 7.58 7.50 $1,278.12 8505 02/14/1965 10/14/1993 4.17 4.17 $1,226.04 K-21 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 0745 03/10/1963 07/28/1983 14.42 8.08 $3,447.24 3308 07/21/1964 09/06/1983 14.25 8.08 $2,312.52 9535 03/03/1965 05/29/1991 6.58 6.58 $1,468.08 3505 07/25/1966 04/08/1988 9.67 9.67 $1,936.56 4165 03/10/1965 09/08/1987 10.25 10.25 $1,853.28 4939 01/21/1964 10/03/1983 14.17 14.17 $2,408.04 4160 05/26/1968 10/14/1985 10.75 4.17 $587.16 5730 10/09/1967 06/05/1986 11.50 8.08 $2,482.20 0644 12/17/1974 04/08/1993 4.67 4.67 $1,008.48 5688 12/29/1969 03/31/1989 8.75 8.75 $2,053.80 5847 03/19/1968 08/12/1985 12.33 12.33 $2,268.36 8423 02/13/1968 05/14/1987 10.58 10.58 $2,103.84 8662 12/02/1967 04/25/1990 7.67 7.67 $1,848.96 8700 05/23/1966 08/16/1990 4.08 4.08 $561.24 1057 02/28/1932 01/27/1988 9.92 9.92 $3,068.04 5009 06/04/1933 09/12/1983 14.25 14.25 $4,785.72 6530 09/12/1932 12/18/1988 9.00 9.00 $1,848.00 8958 12/01/1938 03/06/1967 30.75 30.75 $5,724.00 8673 11/24/1971 12/06/1992 5.00 5.00 $1,231.80 5922 01/03/1971 02/17/1992 5.83 5.83 $1,263.60 7167 07/10/1971 05/23/1992 5.58 5.58 $1,165.56 0734 07/16/1939 02/19/1962 35.83 35.83 $7,712.64 5909 08/04/1937 10/30/1986 11.17 8.08 $2,629.44 6663 01/01/1939 07/12/1978 19.42 8.08 $3,439.08 7175 01/02/1938 01/14/1987 10.92 8.08 $2,824.68 1274 10/30/1938 05/26/1969 28.58 28.58 $5,222.28 4701 03/07/1939 01/16/1967 30.92 30.92 $9,059.76 4876 09/10/1941 10/22/1986 11.17 11.17 $2,919.60 8014 06/12/1939 08/01/1988 9.42 8.08 $2,146.68 3431 09/06/1946 01/04/1976 21.92 21.92 $3,675.48 2216 02/16/1946 07/20/1976 21.42 21.42 $4,105.08 5711 04/28/1947 12/01/1965 32.08 8.08 $6,380.76 7282 08/02/1951 08/18/1969 28.33 28.33 $5,517.84 8125 11/03/1947 06/15/1966 31.50 31.50 $8,265.96 8235 12/07/1948 06/08/1966 31.50 31.50 $7,592.04 8607 03/11/1948 08/30/1982 15.33 15.33 $3,812.76 8609 10/22/1947 11/29/1971 26.08 26.08 $6,843.36 8885 05/28/1948 03/01/1993 4.83 4.83 $816.72 9043 12/11/1947 10/09/1987 10.17 10.17 $2,564.16 9137 10/15/1950 07/21/1971 26.42 26.42 $5,216.40 9857 10/04/1950 10/12/1971 26.17 26.17 $6,573.36 5758 05/15/1950 07/13/1970 27.42 8.08 $3,706.32 8804 06/20/1953 08/27/1978 19.33 8.08 $2,477.40

K-22 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 2844 11/28/1953 05/26/1975 22.58 22.58 $3,676.20 2873 02/16/1954 09/17/1973 24.25 24.25 $4,245.96 2890 12/05/1955 08/27/1973 24.33 24.33 $4,352.76 3027 01/29/1954 03/06/1972 25.75 25.75 $5,312.04 3155 06/10/1954 06/19/1972 25.50 25.50 $5,500.92 3173 11/01/1957 02/02/1976 21.83 21.83 $7,054.44 3216 02/08/1957 06/17/1975 22.50 22.50 $5,758.20 3302 08/10/1955 02/04/1992 5.83 5.83 $1,314.48 3490 05/01/1957 02/14/1977 20.83 20.83 $3,612.36 3495 09/05/1958 09/20/1976 21.25 21.25 $4,533.48 3641 04/06/1956 12/18/1985 12.00 12.00 $3,218.40 5575 03/04/1954 09/04/1994 3.25 3.25 $599.76 1208 11/05/1957 03/14/1977 20.75 8.08 $4,125.60 8967 02/09/1955 12/31/1979 18.00 8.08 $3,160.92 4680 11/18/1956 10/10/1993 4.17 4.17 $1,124.64 5670 08/19/1961 01/03/1980 17.92 8.08 $4,253.76 6299 03/05/1964 08/11/1983 14.25 0.83 $263.88 7755 10/26/1958 10/09/1978 19.17 19.17 $5,341.56 8281 09/24/1958 01/12/1987 10.92 10.92 $2,145.00 8354 06/19/1957 07/14/1986 11.42 11.42 $2,534.40 8702 01/15/1964 08/17/1983 14.33 8.08 $2,335.56 2385 03/16/1959 10/09/1978 19.17 19.17 $3,843.60 4200 11/01/1957 06/23/1976 21.50 8.08 $2,583.60 6460 05/29/1958 03/27/1984 13.75 8.08 $2,863.56 7076 06/17/1958 03/22/1992 5.75 5.75 $1,173.12 9968 10/20/1957 08/15/1985 12.33 8.08 $2,634.00 4898 07/22/1958 06/07/1976 21.50 21.50 $4,108.68 0092 12/15/1959 11/02/1978 16.16 5.08 $2,885.88 2925 12/09/1959 10/08/1982 15.17 8.08 $3,854.88 6466 04/30/1963 07/19/1984 13.42 8.08 $2,710.68 6492 09/26/1964 11/10/1982 15.08 8.08 $3,198.36 8068 11/08/1958 07/16/1979 18.42 18.42 $5,312.88 9097 02/19/1958 11/12/1979 18.08 8.08 $2,597.76 0866 10/31/1961 12/11/1989 8.00 8.00 $3,897.48 7087 10/24/1960 03/24/1987 10.75 10.75 $3,015.96 0227 12/31/1959 07/03/1994 3.42 3.42 $1,256.16 0301 06/02/1962 08/10/1987 10.33 10.33 $2,198.64 9028 11/10/1959 07/12/1979 18.42 8.08 $2,709.24 2330 09/11/1964 05/20/1990 7.58 7.58 $1,590.72 3190 11/03/1975 03/11/1996 1.75 1.75 $379.32 4300 08/29/1966 09/03/1992 5.25 5.25 $1,080.96 5048 04/18/1975 06/23/1995 2.50 2.50 $550.20 0081 06/26/1962 08/08/1980 17.33 8.08 $2,411.88 K-23 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 1959 01/24/1961 03/16/1987 10.67 0.08 $22.32 3460 03/31/1972 12/09/1996 1.00 1.00 $210.84 9702 08/29/1961 04/01/1992 5.75 5.75 $1,370.04 0747 06/28/1967 05/09/1990 7.58 7.58 $1,606.20 5930 01/22/1964 07/23/1984 13.42 13.42 $2,393.40 6127 12/14/1962 05/18/1988 9.58 8.08 $1,832.16 3113 02/20/1964 05/27/1985 12.58 8.08 $2,496.96 7377 03/17/1964 06/01/1981 16.58 16.58 $3,350.64 1975 11/29/1964 12/08/1986 11.00 11.00 $2,494.08 6696 03/05/1974 09/09/1996 1.25 1.25 $263.64 8994 11/02/1962 02/01/1984 13.92 8.08 $2,012.40 9362 07/11/1966 10/03/1995 2.17 2.17 $732.24 2171 09/05/1964 10/12/1987 10.17 10.17 $2,504.04 2332 09/06/1965 05/11/1986 11.58 8.08 $2,213.64 4647 09/14/1965 07/24/1985 12.42 8.08 $1,878.36 9625 05/03/1964 08/10/1987 10.33 8.08 $2,600.88 0728 08/28/1965 01/16/1985 12.92 12.92 $2,960.88 8606 04/19/1966 01/26/1992 5.92 5.92 $1,502.04 8200 09/28/1970 03/03/1992 5.75 5.75 $1,192.32 7796 12/06/1972 07/21/1991 6.42 6.42 $1,693.20 7917 09/30/1968 11/02/1987 10.08 10.08 $2,011.20 9166 08/27/1969 08/18/1987 10.33 7.50 $1,801.68 6453 06/14/1969 03/30/1993 4.75 4.75 $1,045.32 7231 06/27/1975 09/14/1992 5.25 5.25 $1,247.76 7582 11/03/1973 09/20/1996 1.25 1.25 $256.44 3610 10/12/1970 12/08/1991 6.00 6.00 $1,357.56 0199 10/24/1974 07/29/1993 4.42 4.42 $1,053.36 3041 04/09/1977 07/12/1996 1.41 1.41 $298.08 8821 06/18/1976 09/19/1994 3.25 3.25 $650.64 5554 09/08/1940 09/08/1987 8.83 6.66 $1,929.84 5808 06/06/1939 03/09/1964 33.75 8.08 $4,318.56 7451 02/07/1940 11/29/1981 16.08 8.08 $4,771.32 7941 01/30/1938 06/26/1972 25.50 25.50 $4,860.00 8895 12/27/1941 04/27/1970 27.67 27.67 $5,939.52 0069 06/21/1945 08/25/1980 17.33 17.33 $2,755.08 1328 09/16/1943 10/02/1961 36.17 36.17 $8,380.56 1861 10/31/1941 06/28/1967 30.50 30.50 $7,185.60 2090 02/14/1944 07/01/1962 26.83 26.83 $10,580.52 4207 07/08/1944 11/13/1972 25.08 25.08 $4,263.60 0543 09/07/1944 01/20/1965 32.92 8.08 $4,121.04 7837 09/21/1943 08/22/1977 20.33 20.33 $23,311.44 9718 03/05/1944 05/12/1987 10.58 8.08 $2,114.40 6072 09/01/1946 04/21/1981 16.67 8.08 $3,825.36

K-24 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 6166 04/24/1950 02/09/1981 15.33 6.58 $1,330.08 6701 05/21/1947 05/26/1987 10.58 8.08 $2,071.08 6709 11/28/1946 07/16/1987 10.42 8.08 $3,718.80 8739 02/06/1950 01/11/1984 13.92 8.08 $2,723.04 7442 03/19/1950 08/03/1994 3.33 3.33 $658.80 3547 01/29/1960 05/28/1980 17.58 8.08 $4,604.40 1415 12/21/1950 04/14/1970 27.67 27.67 $10,098.00 2012 01/31/1950 03/02/1969 28.75 28.75 $8,901.72 2089 08/15/1951 03/06/1973 24.75 24.75 $5,956.92 2189 05/22/1953 11/14/1971 26.08 26.08 $6,200.64 4353 01/11/1951 03/09/1976 21.75 21.75 $4,994.52 0719 03/01/1951 11/15/1982 15.42 9.33 $7,499.04 1428 07/06/1953 07/12/1971 26.42 8.08 $4,337.28 1632 06/19/1952 01/02/1980 18.00 8.08 $2,724.48 1697 09/17/1953 09/26/1972 25.25 8.08 $4,527.48 2045 04/18/1952 01/06/1981 14.00 5.16 $1,872.36 2663 08/03/1951 08/11/1986 9.08 5.83 $1,697.88 2664 12/10/1954 08/04/1983 14.33 8.08 $3,768.24 2840 04/03/1952 09/02/1980 17.33 8.08 $2,925.84 2891 12/22/1953 08/08/1984 13.33 8.08 $3,029.76 3620 11/09/1953 07/09/1992 5.42 5.42 $1,526.04 4077 04/26/1954 08/14/1995 2.33 2.33 $1,118.64 4103 12/29/1953 08/24/1987 10.33 8.08 $2,634.84 4763 08/13/1954 07/17/1988 8.08 6.75 $1,486.44 5010 02/20/1953 04/24/1972 25.67 25.67 $9,578.04 5013 07/26/1953 05/03/1976 21.58 21.58 $5,107.20 5141 08/10/1953 04/10/1978 19.67 19.67 $3,569.64 5143 02/11/1953 06/06/1972 25.50 25.50 $9,819.60 5223 04/19/1956 05/07/1987 10.75 10.75 $2,222.40 5239 06/22/1955 08/18/1975 22.33 22.33 $3,870.00 5252 08/26/1953 09/06/1994 3.25 3.25 $691.80 5436 04/02/1951 09/08/1969 28.25 28.25 $8,280.72 5788 11/03/1954 03/25/1973 24.75 24.75 $10,008.12 7304 08/02/1953 05/22/1972 25.58 25.58 $6,357.72 7495 10/07/1954 08/08/1993 4.33 4.33 $1,049.88 7904 06/01/1955 05/18/1979 18.58 8.08 $2,227.32 7957 06/19/1957 02/22/1996 1.83 1.83 $544.20 8630 08/11/1954 08/25/1988 9.33 5.50 $1,323.00 8705 06/29/1956 07/21/1986 11.41 8.08 $2,187.48 8740 08/01/1954 02/09/1996 1.83 1.83 $385.68 8795 09/29/1958 11/11/1992 5.08 5.08 $912.36 9023 08/04/1956 08/05/1987 10.33 8.08 $2,118.36 9389 07/13/1954 09/21/1976 21.25 8.08 $2,161.44 K-25 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 9913 06/27/1955 08/11/1995 2.33 2.33 $539.64 2521 05/20/1954 08/15/1977 20.33 20.33 $4,323.36 4231 08/21/1955 10/10/1983 14.17 14.17 $3,749.16 4235 05/16/1958 05/20/1991 6.58 6.58 $1,606.20 4334 04/24/1957 04/14/1975 22.67 22.67 $6,861.12 4475 05/29/1956 02/23/1976 21.83 21.83 $3,715.92 4583 11/20/1956 05/10/1993 4.58 4.58 $999.60 4625 03/30/1956 06/11/1974 23.50 23.50 $8,130.48 4643 06/24/1957 03/31/1988 9.75 9.75 $2,239.32 4681 03/22/1953 09/20/1971 26.25 26.25 $4,636.56 4690 01/09/1953 09/03/1987 10.25 10.25 $2,236.80 4844 10/18/1956 11/03/1986 11.08 11.08 $2,314.68 4862 10/22/1959 08/21/1979 18.33 18.33 $3,724.44 4974 03/21/1955 02/02/1987 10.83 10.83 $2,093.16 0046 03/24/1958 10/07/1985 12.17 8.08 $2,540.04 0428 05/09/1958 11/14/1982 15.08 8.08 $2,424.36 0440 12/12/1963 08/03/1982 14.08 6.83 $2,919.36 0465 05/20/1955 08/30/1990 7.33 7.33 $2,086.92 1161 02/02/1955 06/20/1990 7.50 7.50 $2,978.16 1783 05/01/1955 06/09/1994 3.50 3.50 $948.84 1832 09/01/1956 04/29/1992 5.67 5.67 $1,238.76 2069 03/04/1955 11/29/1973 24.08 8.08 $3,247.80 2358 09/02/1958 08/18/1995 2.33 2.33 $687.72 3866 08/10/1966 09/27/1987 10.25 10.25 $2,487.24 2802 02/27/1961 08/04/1995 2.33 2.33 $642.84 2870 12/22/1956 07/10/1978 19.42 8.08 $2,836.32 3087 03/24/1959 10/01/1991 6.25 5.50 $1,356.84 3281 06/09/1956 12/02/1986 11.08 8.08 $2,064.48 3401 08/31/1963 07/24/1988 9.42 8.08 $2,152.32 3779 01/21/1959 03/10/1980 17.75 8.08 $4,045.80 3985 07/06/1963 12/06/1996 1.00 1.00 $210.84 4066 05/23/1958 05/22/1979 18.58 8.08 $3,371.28 4075 01/13/1955 08/12/1985 12.33 8.08 $2,517.12 4231 11/23/1958 07/29/1985 12.42 8.08 $2,265.48 4472 08/08/1967 08/31/1987 10.33 5.50 $2,417.04 4586 07/04/1959 12/15/1986 11.00 8.08 $5,327.40 1045 06/12/1959 07/11/1977 20.42 20.42 $3,610.56 1258 03/26/1957 06/16/1975 22.50 22.50 $3,741.48 2010 11/18/1961 11/16/1988 9.08 8.08 $2,195.04 9712 04/19/1966 08/22/1983 14.33 1.58 $475.20 9891 07/18/1964 02/10/1992 5.83 5.83 $1,377.12 3456 10/02/1959 10/10/1977 20.17 20.17 $4,179.12 9316 06/22/1957 01/13/1993 4.92 4.92 $1,458.72

K-26 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 3297 10/28/1957 10/27/1989 8.17 8.17 $2,246.16 0220 04/20/1958 05/24/1996 1.58 1.58 $434.16 9684 05/04/1970 03/20/1989 8.75 8.75 $1,912.68 3267 10/04/1959 03/06/1990 7.75 7.75 $1,754.04 3507 08/16/1960 06/05/1991 6.50 5.50 $1,655.40 4154 06/24/1973 07/23/1991 6.42 6.42 $1,558.20 4190 03/19/1968 07/07/1986 11.42 11.42 $2,515.80 6491 02/16/1961 01/19/1989 8.92 8.08 $3,017.40 7286 11/22/1962 08/18/1981 16.33 8.08 $2,509.92 1171 11/16/1962 09/02/1980 17.25 17.25 $3,693.24 4276 01/16/1963 07/30/1980 17.42 17.42 $4,888.56 4632 08/10/1963 04/18/1995 2.67 2.67 $497.64 9829 10/27/1962 10/19/1987 10.17 10.17 $2,530.32 2934 05/05/1962 03/30/1983 12.08 5.42 $1,844.04 2943 12/16/1963 06/24/1985 12.50 8.08 $2,418.48 5072 02/07/1972 11/19/1996 1.08 1.08 $228.48 6455 05/21/1962 08/24/1981 16.33 16.33 $4,256.64 2401 11/24/1960 08/01/1985 12.42 8.08 $2,166.84 6644 02/15/1964 08/02/1982 15.42 8.08 $7,229.28 9197 06/17/1970 08/17/1993 4.33 4.33 $933.12 9416 11/29/1966 02/24/1993 4.83 4.83 $961.56 9949 06/10/1965 11/06/1986 9.83 6.83 $2,016.12 2631 01/02/1964 01/25/1988 9.92 9.92 $2,062.32 4593 08/06/1965 11/19/1986 11.08 8.08 $1,781.64 5157 12/19/1962 10/01/1991 6.25 6.25 $1,363.68 5430 09/14/1971 06/22/1993 4.50 4.50 $987.60 6753 10/23/1960 04/11/1988 9.67 9.67 $1,970.28 9183 04/22/1963 07/15/1984 13.42 8.08 $2,485.68 9608 01/10/1961 09/19/1977 23.33 17.42 $3,352.32 0469 08/15/1964 06/07/1988 9.50 8.08 $1,801.32 2062 08/02/1962 08/06/1985 12.33 8.08 $2,196.48 2232 09/11/1961 08/21/1980 17.33 8.08 $2,326.44 0084 08/02/1962 01/08/1993 4.92 4.92 $1,490.76 3358 12/21/1961 08/26/1992 5.33 5.33 $1,227.48 8399 02/11/1964 09/27/1993 4.25 4.25 $1,137.48 6625 06/25/1965 10/03/1983 14.17 8.08 $2,359.44 7846 06/16/1961 08/13/1981 16.33 8.08 $3,499.56 9744 12/10/1963 11/12/1984 13.08 13.08 $3,914.16 4645 01/24/1966 08/14/1984 13.33 8.08 $2,441.76 5186 01/26/1965 08/15/1984 13.33 8.08 $1,824.72 5353 06/18/1968 01/28/1993 4.92 4.92 $1,240.92 1807 09/17/1971 02/05/1995 2.83 2.83 $667.56 9240 04/06/1967 09/28/1986 11.25 11.25 $2,150.04 K-27 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 0139 07/05/1976 10/18/1996 1.17 1.17 $273.24 0780 01/11/1970 02/27/1989 8.83 7.50 $1,864.08 2217 12/04/1970 07/27/1993 4.42 4.42 $968.52 1360 07/24/1967 09/17/1987 10.25 8.08 $2,622.48 3038 09/19/1968 06/12/1986 11.50 8.08 $2,689.32 8391 04/22/1933 02/22/1987 10.83 8.08 $3,010.32 3722 07/10/1971 05/28/1993 4.58 4.58 $1,000.56 0129 05/09/1971 09/25/1991 4.33 4.33 $845.40 0723 02/16/1972 08/11/1995 2.33 2.33 $694.20 1167 05/22/1934 11/07/1973 24.08 24.08 $8,003.16 2620 04/03/1937 01/22/1989 8.92 8.92 $2,219.40 3184 08/09/1934 09/08/1958 39.25 39.25 $7,768.44 3414 12/10/1937 10/28/1985 12.00 1.00 $1,681.92 9332 10/23/1935 09/03/1991 6.25 6.25 $1,499.04 2654 08/29/1977 06/14/1995 2.50 2.50 $503.88 2060 07/29/1939 11/03/1965 32.08 8.08 $3,621.96 7648 04/10/1938 03/29/1976 21.75 21.75 $3,876.00 8002 12/18/1936 04/27/1980 17.67 17.67 $4,598.16 4957 09/27/1976 01/09/1995 0.91 0.91 $175.08 2647 05/28/1945 09/14/1983 14.25 8.08 $2,467.92 2678 03/21/1942 12/27/1965 30.25 6.33 $4,406.52 3146 11/20/1942 11/10/1980 14.42 5.42 $2,219.76 3449 07/15/1944 02/11/1968 29.83 8.08 $5,614.20 4337 12/06/1941 07/21/1988 9.42 8.08 $2,439.00 6595 03/09/1945 02/03/1987 10.83 10.83 $2,334.96 6769 04/12/1942 11/19/1986 11.08 11.08 $2,312.88 6785 12/30/1943 02/17/1992 5.83 5.83 $1,485.24 7111 01/10/1941 08/27/1973 24.33 24.33 $4,806.84 8689 08/31/1942 03/07/1962 35.75 35.75 $6,576.84 8709 02/07/1941 06/15/1959 38.50 38.50 $7,200.48 9723 07/08/1941 05/29/1967 30.58 30.58 $9,708.48 9787 12/09/1939 06/14/1967 30.50 30.50 $11,712.96 7600 10/27/1944 09/17/1963 34.25 34.25 $12,912.48 8295 07/27/1943 01/20/1969 28.92 28.92 $9,571.92 8642 01/14/1945 03/11/1968 29.75 29.75 $6,296.88 9360 05/11/1944 02/01/1982 15.92 15.92 $5,462.64 9391 07/03/1943 02/05/1962 35.83 35.83 $7,588.80 9656 02/02/1946 10/20/1969 28.17 28.17 $6,385.68 2894 05/15/1945 12/02/1992 5.00 5.00 $1,473.00 7675 03/26/1957 08/30/1977 20.33 8.08 $3,054.96 1141 11/03/1949 06/25/1990 7.50 7.50 $2,384.88 6562 04/21/1951 09/16/1975 22.25 22.25 $4,022.04 6704 12/11/1964 10/01/1986 11.25 11.25 $3,428.16

K-28 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 6718 10/04/1951 05/15/1978 19.58 19.58 $4,660.80 7146 01/27/1952 09/24/1973 24.25 24.25 $5,530.32 7183 04/28/1952 07/09/1979 18.42 18.42 $4,263.36 0882 07/15/1950 04/25/1977 20.67 8.08 $4,210.08 7798 08/23/1953 10/05/1982 15.17 8.08 $2,387.88 7901 06/02/1952 08/30/1996 1.33 1.33 $280.44 8240 05/24/1965 02/11/1987 10.83 8.08 $2,889.72 8663 07/24/1953 02/03/1987 10.83 8.08 $2,000.16 7711 05/12/1956 12/03/1978 19.00 8.08 $2,745.36 9008 03/04/1954 04/05/1995 2.67 2.67 $694.08 9389 06/21/1957 09/18/1985 12.25 8.08 $2,086.56 9542 05/28/1955 11/06/1978 19.08 8.08 $3,371.16 1803 02/29/1960 05/08/1978 19.58 19.58 $4,665.96 2993 09/11/1957 10/25/1982 15.17 8.08 $2,774.88 4598 09/01/1965 01/02/1986 11.92 0.67 $137.64 5323 02/04/1959 08/02/1978 19.33 19.33 $4,510.80 6375 06/01/1959 01/24/1978 19.92 19.92 $4,680.48 8958 12/17/1956 11/11/1992 5.08 5.08 $1,273.20 2133 10/19/1957 09/08/1987 10.25 10.25 $2,327.52 6941 08/31/1957 02/18/1992 5.83 5.83 $1,249.68 7078 07/26/1958 05/19/1986 11.58 11.58 $2,796.96 7249 10/11/1964 11/19/1986 11.08 11.08 $2,269.68 7948 08/07/1961 12/08/1994 3.00 3.00 $813.72 8458 04/25/1959 07/31/1978 19.42 19.42 $4,343.40 2948 05/01/1959 07/19/1976 21.42 21.42 $3,947.52 3489 03/18/1958 05/24/1989 8.58 7.50 $3,318.00 7046 11/07/1960 08/16/1982 15.33 15.33 $6,013.56 8608 05/29/1958 05/11/1986 11.58 8.08 $2,138.16 7987 04/09/1974 09/29/1992 5.25 5.25 $1,215.60 9377 09/11/1960 02/26/1980 15.67 5.92 $2,221.08 0782 12/15/1963 05/02/1983 14.58 14.58 $2,814.84 0843 10/23/1959 11/05/1993 4.08 4.08 $1,062.60 1842 08/25/1963 08/03/1981 16.33 16.33 $3,340.08 2529 07/08/1960 08/02/1978 19.33 19.33 $3,736.44 4426 03/25/1967 09/22/1986 11.25 11.25 $2,272.68 6004 11/23/1958 08/12/1991 6.33 6.33 $1,264.32 0914 09/24/1968 09/26/1988 5.83 4.67 $1,453.92 2084 11/29/1962 11/04/1991 6.08 6.08 $1,711.92 2717 03/27/1971 05/30/1996 1.58 1.58 $397.32 3900 06/30/1958 09/20/1996 1.25 1.25 $249.96 7325 08/13/1961 01/28/1980 13.25 13.25 $2,040.48 3982 09/04/1964 07/23/1986 11.42 11.42 $2,021.76 3381 07/25/1966 12/09/1993 4.00 4.00 $1,028.40 K-29 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 7325 02/19/1961 11/11/1993 4.08 4.08 $768.24 7891 04/27/1961 02/17/1986 11.75 0.42 $101.04 9117 02/17/1965 08/27/1984 13.33 13.33 $3,454.80 1906 04/01/1961 04/20/1986 11.67 8.08 $1,899.00 4516 10/09/1964 05/03/1982 15.58 8.08 $2,677.44 5926 11/03/1961 07/23/1988 9.42 9.42 $2,023.68 8757 06/09/1965 03/07/1989 8.75 8.75 $2,829.96 9903 09/02/1965 04/28/1991 6.67 6.67 $1,325.16 6831 12/19/1965 06/09/1986 11.50 8.08 $2,178.96 3513 05/11/1969 06/04/1986 11.50 7.50 $2,191.44 8216 09/04/1963 09/20/1996 1.25 1.25 $276.72 5345 01/19/1966 05/15/1989 8.58 8.58 $1,948.32 5494 07/17/1971 01/27/1993 4.92 4.92 $1,093.68 5502 02/19/1965 08/22/1983 14.33 14.33 $2,698.80 6910 03/05/1965 06/02/1986 11.58 8.08 $2,210.64 9514 04/29/1965 06/09/1995 2.50 2.50 $628.80 0656 04/24/1965 09/23/1985 9.83 5.67 $1,709.88 4698 04/06/1965 06/09/1993 3.33 3.33 $888.48 5621 10/21/1966 08/08/1985 12.33 8.08 $3,170.76 7922 04/12/1967 06/26/1989 8.50 8.50 $2,446.08 4852 05/26/1966 09/02/1987 10.33 8.08 $1,782.60 5172 07/23/1968 08/11/1995 0.83 0.83 $160.32 0681 11/07/1968 11/09/1995 2.08 2.08 $370.08 7696 07/28/1968 12/27/1991 6.00 5.50 $1,509.84 9101 01/03/1968 10/12/1994 3.17 3.17 $819.36 0951 06/01/1968 06/25/1988 9.50 9.50 $2,194.44 6941 02/16/1972 05/12/1993 4.58 4.58 $1,035.60 7059 07/14/1969 10/26/1994 3.17 3.17 $936.12 0724 11/20/1969 10/05/1987 10.17 10.17 $2,014.68 9774 08/17/1968 08/04/1987 10.33 10.33 $2,226.48 9857 01/19/1973 06/16/1991 6.50 6.50 $1,221.60 0352 06/10/1935 03/27/1977 20.75 20.75 $4,942.08 0817 06/05/1971 11/08/1989 8.08 7.50 $1,525.20 4116 10/03/1971 07/23/1990 4.92 4.92 $764.28 8654 02/17/1972 09/20/1991 6.25 5.50 $1,460.16 9192 02/26/1972 08/31/1993 3.08 3.08 $481.92 4161 05/29/1936 08/03/1987 10.33 8.08 $2,674.92 4466 11/13/1936 10/02/1991 6.17 6.17 $1,694.16 7170 03/24/1941 07/31/1967 30.42 30.42 $6,684.00 7555 04/14/1939 01/18/1976 21.92 21.92 $4,676.64 3067 09/14/1939 08/20/1978 19.33 19.33 $2,033.76 3361 03/19/1942 07/05/1967 30.42 30.42 $3,994.80 3670 11/07/1941 05/11/1987 10.58 10.58 $1,920.48

K-30 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 3767 05/03/1938 07/09/1988 9.42 9.42 $1,830.24 4043 11/09/1942 08/07/1972 25.33 25.33 $5,473.56 4053 10/21/1942 05/31/1971 26.58 26.58 $3,450.12 3556 05/24/1944 05/16/1968 29.58 8.08 $3,732.60 4172 11/23/1946 01/22/1989 8.92 8.08 $2,125.68 4400 06/04/1944 07/08/1986 11.42 8.08 $1,850.28 5515 03/02/1947 10/03/1972 25.17 25.17 $3,936.00 5530 07/17/1946 05/27/1968 29.58 29.58 $5,429.04 6910 09/07/1957 06/05/1977 20.50 20.50 $7,000.44 7438 04/22/1947 06/13/1966 31.50 31.50 $7,548.36 8884 11/26/1946 03/07/1977 20.75 20.75 $3,407.52 8926 07/27/1948 08/24/1966 31.33 31.33 $5,635.92 9410 09/03/1949 02/03/1987 10.83 10.83 $3,503.40 5715 02/11/1949 06/19/1967 30.50 30.50 $6,058.92 6064 02/17/1949 02/14/1983 14.83 14.83 $2,999.28 6072 04/14/1949 10/06/1975 22.17 22.17 $6,262.08 6304 09/29/1947 06/13/1988 9.50 8.08 $2,221.92 6391 05/05/1950 06/03/1973 24.50 24.50 $4,741.44 8570 11/13/1948 08/31/1982 15.33 8.08 $3,347.16 8921 05/23/1949 05/28/1974 23.58 23.58 $5,564.04 5983 02/09/1950 01/04/1971 26.92 26.92 $5,069.76 7751 06/24/1950 01/26/1976 24.83 24.83 $5,879.16 7911 06/06/1949 08/16/1967 30.33 30.33 $6,223.32 8021 05/02/1952 07/22/1970 27.42 27.42 $7,146.36 8078 02/25/1951 09/11/1972 25.25 25.25 $5,242.44 8090 09/03/1950 07/19/1976 21.42 21.42 $6,109.68 8092 12/10/1950 04/28/1969 28.67 28.67 $6,181.56 8173 10/27/1948 07/01/1968 29.50 29.50 $7,341.72 8237 09/15/1949 09/27/1967 30.25 30.25 $6,281.40 8498 05/27/1951 04/13/1976 21.67 21.67 $4,166.40 8536 10/21/1949 09/25/1968 29.25 29.25 $5,786.88 8548 05/13/1951 04/19/1967 30.67 30.67 $6,836.64 8621 01/19/1952 10/02/1991 6.17 6.17 $1,680.36 8668 11/24/1951 10/02/1978 19.17 19.17 $3,582.72 8700 01/22/1950 05/17/1976 21.58 21.58 $4,048.92 8717 06/26/1953 06/19/1972 25.50 25.50 $4,987.08 8903 06/17/1952 12/12/1983 14.00 14.00 $3,337.56 9011 08/11/1954 09/28/1987 10.25 10.25 $2,137.68 9100 11/19/1950 04/28/1989 8.67 8.67 $1,886.16 9178 04/09/1958 07/30/1974 23.42 23.42 $6,399.00 2237 02/14/1955 07/01/1991 6.50 6.50 $1,974.48 7958 12/20/1951 01/06/1971 26.92 26.92 $4,415.88 8330 09/27/1955 07/14/1978 19.42 19.42 $6,522.60 K-31 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 8562 03/26/1953 08/20/1973 24.33 24.33 $5,109.36 8598 10/18/1953 10/08/1979 22.92 22.92 $4,018.80 8658 04/14/1954 05/11/1981 16.58 16.58 $4,753.56 8667 05/23/1952 01/08/1978 19.92 19.92 $5,979.36 8890 10/05/1953 04/17/1973 24.67 8.08 $2,517.96 9036 04/06/1954 10/28/1976 21.17 8.08 $2,817.72 9269 11/13/1954 10/09/1979 15.50 5.42 $1,848.24 9273 08/17/1953 09/12/1991 6.25 6.25 $1,437.72 9878 10/20/1952 10/26/1970 27.17 8.08 $5,074.80 3049 06/02/1956 08/25/1975 22.33 22.33 $6,216.60 3135 02/22/1957 10/28/1980 17.17 17.17 $3,814.56 3257 10/15/1958 10/18/1976 21.17 21.17 $5,199.60 3350 01/17/1959 05/23/1977 20.58 20.58 $4,999.56 3394 11/23/1956 05/21/1978 19.58 19.58 $4,273.32 3408 07/21/1954 11/03/1996 1.08 1.08 $219.96 3470 09/07/1957 05/09/1977 20.58 20.58 $4,458.48 3508 10/17/1960 11/05/1986 11.08 11.08 $3,045.24 3546 03/09/1956 06/13/1976 21.50 21.50 $4,812.12 3640 01/19/1957 06/15/1976 21.50 21.50 $5,316.36 3700 05/31/1956 07/15/1979 15.83 15.83 $3,230.52 3775 02/23/1956 07/21/1975 22.42 22.42 $5,835.96 7809 05/01/1972 11/03/1993 4.08 4.08 $1,056.00 1080 11/30/1956 07/25/1990 7.42 7.42 $1,612.08 3590 10/17/1958 02/20/1979 18.83 18.83 $3,561.24 4595 08/30/1965 08/31/1983 14.33 8.08 $2,510.04 2091 04/26/1959 06/10/1992 5.50 5.50 $1,806.60 5118 08/29/1960 01/29/1979 18.92 18.92 $4,655.40 3764 03/01/1959 10/17/1988 9.17 9.17 $1,695.12 5598 11/14/1973 05/09/1994 3.58 3.58 $789.84 5916 10/10/1963 08/19/1981 16.33 16.33 $3,220.80 6380 08/06/1973 08/02/1993 4.33 4.33 $1,419.24 8353 11/03/1964 06/07/1989 8.50 8.50 $1,795.80 1446 12/02/1962 05/11/1980 17.58 17.58 $3,643.20 7203 07/03/1961 02/09/1996 1.83 1.83 $385.80 9110 09/27/1964 06/21/1983 14.50 14.50 $2,965.56 0081 12/10/1971 12/01/1992 5.08 5.08 $1,089.72 4607 08/09/1970 05/17/1990 4.25 4.25 $559.20 5199 04/04/1960 01/19/1988 9.92 9.92 $5,464.44 5241 07/12/1961 08/10/1981 16.33 8.08 $3,085.68 5851 08/19/1961 06/01/1989 8.58 7.50 $1,619.88 7579 05/13/1960 07/17/1985 12.42 8.08 $2,052.84 7708 12/21/1966 12/11/1985 12.00 8.08 $2,200.56 8401 08/20/1963 06/02/1987 10.58 8.08 $2,217.84

K-32 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 9455 07/25/1961 06/15/1992 5.50 5.50 $1,178.16 0282 05/08/1966 04/07/1986 11.58 0.67 $217.44 5863 04/11/1961 08/27/1979 18.33 8.08 $2,658.72 7177 12/29/1962 05/27/1988 9.58 9.58 $1,771.08 7246 12/30/1960 04/30/1979 18.67 18.67 $4,254.12 7258 07/31/1961 01/18/1989 8.92 8.92 $1,884.48 3244 07/23/1968 01/26/1989 8.92 8.08 $1,505.52 3605 10/09/1972 07/18/1991 6.42 6.42 $1,169.64 9674 03/01/1968 10/25/1992 5.17 5.17 $1,257.72 9928 07/08/1964 08/08/1984 13.25 13.25 $2,648.76 5311 01/02/1963 01/27/1989 8.92 8.92 $1,929.48 6084 10/11/1964 06/21/1982 15.50 8.08 $2,381.28 8426 10/05/1964 07/18/1991 6.42 6.42 $1,637.28 2558 12/18/1970 08/14/1990 7.33 7.33 $2,156.16 1795 04/25/1965 02/12/1987 10.83 8.08 $2,720.52 2681 10/08/1963 07/23/1991 6.42 5.50 $1,556.28 6283 02/21/1964 04/06/1982 15.67 1.67 $500.04 9490 11/30/1960 08/25/1986 11.33 11.33 $1,966.08 5040 07/12/1967 10/29/1991 6.17 6.17 $1,303.56 8241 07/16/1968 02/16/1996 5.25 0.25 $66.84 6254 10/05/1964 01/20/1993 4.92 4.92 $1,206.72 2764 09/10/1965 08/14/1985 12.33 8.08 $2,733.60 4870 02/08/1965 11/08/1992 5.08 5.08 $1,355.52 5027 05/11/1968 08/01/1989 8.42 8.42 $1,765.20 5645 11/14/1965 06/09/1986 11.50 8.08 $1,938.48 8253 05/15/1967 11/17/1986 11.08 8.08 $1,864.56 2341 11/30/1963 03/16/1993 4.75 4.75 $1,228.08 9413 06/30/1967 06/05/1986 11.50 8.08 $2,403.00 0478 07/16/1966 10/05/1987 10.17 10.17 $2,259.36 5793 05/05/1973 05/14/1992 5.58 5.58 $1,247.40 6431 06/17/1968 09/06/1988 9.25 9.25 $2,164.32 6331 11/14/1976 09/08/1996 1.25 1.25 $253.80 0503 10/08/1969 01/26/1989 8.92 7.50 $1,889.64 8200 05/02/1971 10/15/1992 5.17 5.17 $1,297.20 6701 01/04/1972 12/31/1996 1.00 1.00 $246.36 4893 07/11/1974 05/18/1993 4.58 4.58 $941.76 7970 10/07/1936 09/01/1965 32.33 8.08 $11,123.52 7834 03/03/1975 06/08/1994 3.50 3.50 $793.92 6189 09/13/1939 04/12/1970 27.67 27.67 $5,562.36 6886 02/28/1936 01/31/1989 8.92 8.92 $1,892.88 7492 02/06/1937 02/23/1970 38.92 38.92 $9,274.92 6096 01/10/1938 09/18/1978 19.25 19.25 $3,720.84 2012 03/06/1940 09/17/1969 28.25 28.25 $4,046.40 K-33 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 5517 03/12/1942 09/12/1960 37.25 37.25 $5,337.24 5552 01/12/1942 07/21/1970 27.42 27.42 $5,647.56 6055 10/27/1942 06/03/1970 31.00 31.00 $6,137.52 6141 03/01/1944 06/29/1987 10.50 10.50 $2,798.88 8958 11/08/1946 06/26/1989 8.50 8.50 $2,226.60 6391 07/08/1946 01/17/1977 20.92 20.92 $4,159.08 6641 02/16/1944 08/03/1970 33.83 33.83 $5,927.40 6673 12/07/1944 08/17/1976 21.33 21.33 $7,315.92 6944 04/13/1944 01/12/1976 32.83 32.83 $6,879.24 7150 09/26/1944 05/22/1968 29.58 29.58 $7,506.84 7609 05/18/1947 01/22/1987 20.42 10.92 $2,366.76 9335 01/01/1946 12/03/1975 22.00 22.00 $5,680.20 0499 04/10/1951 03/23/1970 27.75 27.75 $5,332.20 0856 10/11/1945 10/07/1968 29.17 29.17 $8,100.24 2479 04/16/1945 10/08/1969 32.67 32.67 $6,313.56 2498 05/30/1947 06/02/1976 21.50 21.50 $4,260.48 2965 03/26/1948 08/22/1988 9.33 8.08 $2,132.76 3054 05/05/1946 07/24/1986 11.42 8.08 $2,166.48 6822 03/06/1947 09/01/1978 19.33 8.08 $6,413.88 7102 04/01/1947 03/04/1968 29.75 8.08 $4,028.52 4972 02/19/1952 01/05/1987 10.92 10.92 $2,243.16 7599 09/10/1948 07/22/1985 12.42 8.08 $4,234.08 9255 12/14/1946 01/29/1973 24.92 8.08 $13,480.68 9413 05/07/1946 05/24/1989 8.58 7.50 $1,910.04 1858 02/18/1949 09/02/1986 11.33 8.08 $2,394.36 8309 02/27/1958 05/16/1994 3.58 3.58 $877.92 7005 04/22/1952 07/25/1983 22.33 22.33 $3,503.64 2577 07/03/1955 05/17/1981 16.58 16.58 $3,698.16 2589 10/08/1954 10/04/1976 21.17 21.17 $4,324.44 2597 04/25/1954 10/18/1976 21.17 21.17 $4,335.12 2647 08/27/1955 06/13/1973 24.50 24.50 $5,537.88 2667 09/29/1953 10/25/1972 25.17 25.17 $4,676.40 2685 04/07/1954 09/21/1983 14.25 14.25 $5,274.72 4211 04/21/1954 10/06/1975 22.17 22.17 $3,392.88 4216 09/06/1957 09/30/1975 22.25 22.25 $5,335.20 4250 09/17/1955 09/17/1973 24.25 24.25 $4,899.72 4367 05/20/1954 09/12/1977 20.25 20.25 $5,408.76 4734 09/25/1956 06/19/1974 23.50 23.50 $4,293.96 4914 08/31/1955 02/03/1987 10.83 10.83 $2,507.88 4951 05/27/1959 02/17/1992 5.83 5.83 $1,434.48 4997 05/17/1954 06/05/1972 25.50 25.50 $4,539.24 2913 12/23/1951 03/01/1971 26.83 26.83 $6,477.84 3033 06/23/1957 10/27/1975 22.17 22.17 $7,156.44

K-34 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 3137 10/25/1955 10/16/1978 19.17 19.17 $3,724.20 3194 09/01/1954 09/08/1975 22.25 22.25 $3,346.92 3198 11/18/1955 08/16/1982 15.33 15.33 $3,342.84 3626 02/21/1955 09/04/1973 24.25 24.25 $6,404.88 3672 03/04/1956 10/17/1982 15.17 15.17 $1,051.20 3773 09/03/1954 08/22/1973 24.33 24.33 $4,420.20 7758 09/16/1957 02/22/1988 9.83 9.83 $1,824.24 7770 10/16/1958 04/04/1977 20.67 20.67 $3,829.68 7799 08/31/1955 11/06/1973 24.08 24.08 $7,184.76 8490 12/29/1954 12/12/1975 24.08 24.08 $4,368.12 8531 11/15/1954 10/06/1980 17.17 17.17 $3,237.24 8580 10/13/1955 03/02/1992 5.75 5.75 $1,455.72 8609 08/09/1956 01/21/1974 23.92 23.92 $4,738.32 8665 06/05/1960 01/25/1989 8.92 8.92 $1,922.04 8839 10/10/1953 10/09/1972 25.17 25.17 $5,315.88 8943 01/01/1967 03/23/1987 10.75 10.75 $1,889.04 9074 04/18/1959 10/07/1996 1.17 1.17 $267.12 9133 08/08/1958 10/31/1977 20.17 20.17 $3,555.36 9189 09/27/1958 04/20/1980 17.67 17.67 $4,611.48 0800 07/25/1956 05/23/1983 14.58 8.08 $1,800.48 0814 02/05/1957 09/07/1982 15.25 8.08 $3,488.40 0889 09/20/1957 08/09/1976 21.33 8.08 $3,911.40 0898 06/25/1956 07/08/1985 12.42 8.08 $2,433.72 0941 02/07/1956 08/17/1976 21.33 8.08 $4,098.84 1109 07/03/1956 01/14/1987 10.25 7.42 $1,430.28 1562 07/31/1968 10/27/1988 9.17 8.08 $2,175.72 1845 09/16/1955 09/07/1989 8.25 7.50 $1,644.96 1925 05/28/1959 09/30/1986 11.25 8.08 $2,087.28 2168 08/16/1956 02/24/1980 17.83 8.08 $3,200.16 2260 03/05/1966 03/27/1991 6.75 5.50 $1,900.20 8187 11/06/1954 04/14/1986 11.67 8.08 $1,855.32 8646 10/11/1956 10/28/1992 5.17 5.17 $1,995.60 8839 10/13/1960 02/15/1979 18.83 8.08 $2,466.48 9121 04/20/1967 06/16/1995 2.50 2.50 $703.20 9607 08/01/1967 08/04/1986 11.33 8.08 $2,221.08 0185 12/11/1957 07/28/1995 2.42 2.42 $572.76 0303 03/31/1960 03/30/1993 4.75 4.75 $1,571.28 4031 12/11/1956 06/07/1982 15.50 8.08 $2,577.84 6271 03/08/1957 04/15/1992 5.67 5.67 $1,505.64 8582 05/16/1960 07/19/1996 1.42 1.42 $330.24 0013 04/18/1961 07/18/1979 18.42 18.42 $4,255.68 5600 09/10/1961 07/14/1988 9.42 9.42 $2,134.44 7784 11/05/1960 10/10/1982 17.25 17.25 $4,957.92 K-35 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 8544 02/10/1959 08/20/1987 10.33 8.08 $2,171.40 1765 09/20/1963 11/22/1988 9.08 9.08 $1,912.20 8391 12/16/1961 03/06/1978 19.75 19.75 $5,408.16 8643 01/15/1961 05/29/1979 18.58 18.58 $3,683.52 9553 01/02/1961 03/30/1981 16.75 16.75 $5,927.76 1738 06/29/1960 08/23/1995 2.33 2.33 $542.40 3312 12/03/1963 02/03/1987 10.83 8.08 $2,296.32 4617 08/01/1963 02/27/1984 13.83 13.83 $2,817.72 9732 01/03/1962 11/10/1993 4.08 4.08 $1,024.08 1065 02/21/1964 04/14/1980 17.67 17.67 $4,437.48 1102 12/17/1966 07/30/1989 8.42 8.42 $1,965.96 5765 09/09/1965 05/16/1988 9.58 9.58 $2,219.76 5940 12/16/1963 05/27/1992 5.58 5.58 $1,264.32 9593 10/03/1968 07/18/1996 1.42 1.42 $280.68 9928 09/02/1961 05/29/1991 6.58 5.50 $2,786.40 5267 04/06/1963 11/17/1980 17.08 8.08 $2,592.48 5375 06/22/1961 05/08/1979 18.58 18.58 $3,466.20 4411 07/26/1965 07/20/1986 11.42 8.08 $2,081.88 4449 01/09/1968 09/04/1989 8.25 0.50 $109.56 6818 11/17/1961 09/20/1996 1.25 1.25 $308.16 9409 07/24/1960 04/22/1981 16.67 8.08 $4,400.40 2784 08/17/1963 09/03/1986 11.25 8.08 $2,555.64 9583 01/01/1966 04/18/1988 9.67 9.67 $1,975.08 0793 09/30/1961 02/10/1980 17.83 17.83 $3,724.92 9996 04/22/1971 11/10/1992 5.08 5.08 $1,473.96 4052 03/26/1964 06/12/1988 9.50 8.08 $2,096.40 6182 08/28/1965 11/12/1984 13.33 13.33 $3,624.96 7850 06/09/1964 08/04/1982 15.33 8.08 $2,260.32 9233 12/28/1967 04/23/1986 11.67 3.00 $871.08 4190 05/07/1966 06/07/1984 13.50 3.17 $962.76 9909 06/21/1965 07/27/1981 16.42 16.42 $3,116.52 2129 04/16/1966 06/12/1984 13.50 13.50 $3,288.00 8715 06/27/1966 06/17/1984 11.67 11.67 $2,533.20 8041 10/11/1969 01/03/1994 3.92 3.92 $853.20 8088 08/07/1927 09/24/1979 18.25 18.25 $2,770.32 1646 12/04/1969 08/17/1988 9.33 9.33 $1,954.92 1152 02/10/1969 09/03/1987 10.25 7.50 $2,654.52 7704 04/23/1971 01/07/1991 5.00 5.00 $819.96 1493 01/13/1935 07/15/1970 27.42 27.42 $2,414.04 8545 07/08/1935 03/07/1990 7.75 7.50 $1,936.56 9429 01/24/1935 04/17/1986 11.67 8.08 $2,282.52 5780 02/01/1972 08/01/1991 6.42 6.42 $1,327.32 5578 12/21/1938 01/08/1973 35.17 35.17 $5,595.60

K-36 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 6950 06/14/1973 07/22/1991 6.42 6.42 $1,301.40 0980 03/23/1938 02/14/1972 25.83 8.08 $4,866.72 8543 06/22/1939 03/22/1967 30.75 30.75 $7,164.84 9178 01/20/1936 01/03/1956 41.92 41.92 $3,555.00 1949 03/15/1940 03/31/1958 39.75 39.75 $5,106.00 1265 08/12/1940 08/24/1982 15.33 8.08 $3,695.88 0741 10/01/1945 09/07/1983 14.25 8.08 $1,941.72 0821 10/18/1946 10/10/1972 25.17 8.08 $3,502.68 3347 09/03/1943 01/01/1985 13.00 13.00 $9,427.80 7469 02/17/1946 07/14/1995 2.42 2.42 $658.32 0018 11/09/1948 10/17/1994 3.17 3.17 $1,421.28 0722 07/25/1949 04/20/1976 21.67 8.08 $4,468.56 8119 07/21/1952 06/17/1986 11.50 8.08 $2,190.24 8451 03/08/1948 09/13/1989 8.25 7.50 $1,444.80 8499 07/23/1949 06/19/1988 9.50 8.08 $2,246.52 8799 08/22/1949 08/08/1977 20.33 8.08 $3,645.72 5035 09/13/1951 08/02/1972 25.33 25.33 $5,246.16 5361 12/04/1954 07/18/1977 20.42 20.42 $3,724.08 5710 08/18/1949 11/10/1986 11.08 11.08 $2,805.24 5755 01/06/1949 05/01/1974 23.67 23.67 $4,701.48 5847 03/20/1950 06/11/1973 24.50 24.50 $6,504.48 7252 05/12/1951 07/15/1969 28.42 28.42 $5,749.44 7446 05/20/1952 06/08/1971 26.50 26.50 $6,739.44 7450 03/12/1950 09/16/1968 29.25 29.25 $6,358.80 0845 06/03/1953 09/02/1975 22.33 8.08 $3,933.48 1235 12/31/1952 05/06/1974 23.58 8.08 $4,565.64 0176 02/16/1954 03/12/1973 24.75 24.75 $5,355.84 0489 07/26/1953 04/24/1981 16.67 8.08 $3,244.56 0522 09/22/1955 04/19/1989 8.67 8.08 $2,898.12 0529 01/23/1957 10/05/1989 8.17 7.50 $1,896.12 1035 05/24/1956 01/05/1987 10.92 8.08 $2,759.40 1816 12/26/1955 03/31/1980 17.75 17.75 $3,487.56 2120 11/24/1955 08/18/1993 4.33 4.33 $1,216.92 2171 01/16/1956 07/15/1993 4.42 4.42 $1,010.64 2276 05/09/1954 02/22/1977 20.83 8.08 $3,026.40 7425 05/16/1963 02/26/1990 7.83 7.83 $4,283.88 0796 10/23/1962 02/15/1988 9.83 9.83 $1,913.16 1058 01/07/1956 09/06/1976 21.25 21.25 $4,605.48 0571 05/06/1962 02/23/1984 13.83 8.08 $2,885.76 0736 11/28/1966 10/09/1985 12.17 8.08 $1,863.36 1030 08/13/1960 09/26/1977 20.25 20.25 $4,324.56 2721 03/25/1966 07/23/1984 13.42 13.42 $3,350.28 2913 10/18/1961 09/02/1980 17.25 17.25 $4,368.00 K-37 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 4143 03/18/1957 09/15/1981 16.25 16.25 $2,896.20 5127 08/21/1959 01/22/1978 19.92 19.92 $4,997.16 6325 05/29/1960 06/10/1981 16.50 16.50 $3,440.76 8865 12/21/1956 01/05/1987 10.92 3.33 $642.84 9267 02/15/1962 09/26/1983 14.25 8.08 $2,858.16 4705 10/21/1958 09/30/1987 10.25 10.25 $2,475.36 6889 02/26/1958 10/20/1980 19.67 19.67 $6,283.32 2052 12/22/1956 01/22/1979 18.92 18.92 $3,887.40 4548 06/12/1956 10/16/1988 9.17 9.00 $2,667.24 8057 04/12/1960 04/19/1978 19.67 19.67 $4,811.52 8338 07/29/1962 08/10/1981 16.33 16.33 $2,980.20 8402 09/08/1958 06/17/1979 18.50 18.50 $3,414.60 1196 01/16/1964 09/25/1987 10.25 10.25 $2,287.80 2630 03/08/1958 07/29/1985 12.42 8.08 $2,519.52 7628 02/05/1962 06/20/1983 14.50 14.50 $3,414.84 8063 09/13/1956 05/07/1986 11.58 0.17 $42.00 8302 09/08/1959 03/12/1978 23.00 23.00 $3,975.96 0065 12/30/1960 03/30/1987 10.75 10.75 $2,243.52 2764 11/24/1961 10/10/1991 6.17 6.17 $1,228.44 6301 05/01/1961 06/11/1979 18.50 8.08 $2,539.32 8671 01/22/1964 10/10/1983 14.17 14.17 $3,452.04 2122 07/06/1961 10/19/1987 10.17 10.17 $2,280.96 5299 10/29/1961 09/17/1980 17.25 17.25 $2,839.56 7002 10/28/1960 04/24/1989 8.67 8.67 $1,732.08 8390 01/21/1964 05/24/1984 13.58 13.58 $4,986.12 8456 08/10/1964 11/17/1986 11.08 11.08 $1,836.96 8879 05/01/1963 01/03/1989 8.92 8.92 $2,407.68 9481 08/12/1967 07/30/1987 10.42 8.08 $2,965.92 0943 06/18/1962 06/09/1995 2.50 2.50 $662.64 9705 07/01/1964 07/30/1993 4.42 4.42 $1,101.24 1511 09/08/1969 04/11/1989 4.33 3.16 $539.69 3502 10/16/1973 10/08/1991 3.42 3.42 $616.44 4916 10/01/1966 07/23/1984 13.42 13.42 $3,116.64 9503 12/21/1970 10/02/1990 7.17 7.17 $1,625.40 7048 10/12/1962 05/07/1986 10.00 6.50 $1,433.64 0452 10/31/1968 10/09/1988 9.17 9.17 $1,878.96 4902 08/06/1963 08/24/1981 16.33 8.08 $2,931.00 9395 08/15/1965 06/21/1983 14.50 14.50 $3,520.56 3407 07/10/1969 09/30/1991 6.25 6.25 $1,308.00 9740 11/05/1964 11/05/1986 11.08 0.25 $60.60 3123 07/31/1966 05/17/1995 2.58 2.58 $661.92 7580 07/16/1966 09/30/1987 10.25 10.25 $2,138.88 8120 07/03/1965 08/12/1987 10.33 10.33 $2,096.28

K-38 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 1708 08/24/1969 01/12/1992 5.92 5.92 $1,271.76 6699 01/30/1967 06/05/1984 13.42 1.33 $275.16 7440 10/05/1966 05/18/1987 10.58 10.58 $2,508.12 9721 01/28/1967 07/15/1986 8.00 4.67 $1,199.28 9336 04/20/1970 06/14/1996 1.67 1.67 $336.72 0118 11/11/1969 04/20/1987 10.67 7.50 $1,968.84 3870 11/24/1969 06/30/1988 9.50 9.50 $1,860.12 6009 04/29/1969 02/19/1990 7.83 7.50 $1,543.56 7830 05/06/1974 07/30/1993 4.42 4.42 $997.68 2808 09/02/1974 11/06/1992 5.08 5.08 $1,215.96 8747 09/01/1932 03/09/1959 38.75 38.75 $5,977.80 9459 10/09/1972 03/15/1992 5.75 5.75 $1,202.64 9339 06/10/1970 10/06/1988 9.17 9.17 $1,910.52 0741 07/05/1934 04/12/1966 31.67 31.67 $6,376.08 3428 08/08/1940 11/12/1973 24.08 24.08 $5,886.96 3563 10/05/1937 11/22/1976 21.08 21.08 $6,505.32 7682 10/24/1937 08/17/1988 9.33 8.08 $1,967.88 9925 06/23/1940 12/11/1986 11.00 8.08 $2,178.36 8126 10/07/1938 04/20/1964 33.67 33.67 $8,327.16 8509 06/10/1938 10/04/1978 19.17 19.17 $3,073.08 8639 09/27/1938 03/24/1958 39.75 39.75 $5,758.44 8972 02/28/1940 04/27/1959 38.67 38.67 $5,939.04 9306 02/13/1941 02/02/1975 22.83 22.83 $3,785.40 3123 01/05/1942 11/11/1964 33.08 33.08 $5,192.40 3233 05/20/1941 08/12/1993 4.33 4.33 $944.04 3497 10/29/1942 04/12/1966 31.67 31.67 $7,650.84 5239 10/19/1940 05/30/1985 12.58 8.08 $3,088.20 7753 11/04/1942 09/05/1978 19.25 19.25 $5,818.56 9804 05/09/1941 01/29/1968 29.92 29.92 $4,836.72 7643 11/23/1942 09/09/1970 27.25 27.25 $4,615.20 8760 12/14/1942 08/29/1966 31.33 31.33 $12,466.08 1300 06/10/1943 06/18/1962 35.50 35.50 $8,475.24 2827 06/03/1944 08/31/1966 31.33 31.33 $10,681.08 3600 06/22/1946 06/05/1967 30.50 30.50 $10,551.96 4780 07/02/1942 04/08/1974 23.67 23.67 $3,581.40 4794 05/02/1945 04/04/1966 31.67 31.67 $9,704.76 7427 11/13/1946 10/06/1975 22.17 22.17 $3,785.40 7763 08/05/1944 03/13/1967 30.75 30.75 $8,179.68 8362 01/31/1947 01/11/1971 26.92 26.92 $4,951.80 9332 03/14/1947 04/28/1975 22.67 22.67 $5,388.60 9505 10/02/1946 10/22/1979 18.17 18.17 $3,720.36 5039 09/18/1946 10/20/1975 22.17 22.17 $3,987.84 7067 09/07/1947 03/07/1977 20.75 20.75 $5,494.92 K-39 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 5403 10/19/1948 08/23/1967 30.33 30.33 $5,612.88 5754 02/02/1949 04/21/1971 26.67 26.67 $6,778.92 6708 04/10/1949 09/26/1977 20.25 20.25 $4,743.24 6810 06/20/1949 11/01/1982 12.75 5.67 $2,205.60 7143 02/09/1949 01/12/1976 21.92 21.92 $4,291.32 7426 08/20/1946 04/21/1981 16.67 16.67 $3,136.56 9465 06/17/1951 09/29/1986 11.25 8.08 $4,181.04 2912 06/23/1948 01/28/1993 4.92 4.92 $1,031.40 7603 09/03/1952 07/23/1992 5.42 5.42 $1,084.92 7755 11/29/1950 12/29/1980 17.00 8.08 $2,122.80 8634 04/14/1952 10/07/1993 4.17 4.17 $1,372.68 9379 09/22/1949 05/18/1987 10.58 8.08 $4,809.24 6316 11/30/1951 11/06/1989 8.08 7.50 $2,194.32 6659 09/17/1951 03/30/1981 16.75 8.08 $2,691.84 7018 05/04/1964 01/25/1982 14.92 7.08 $2,597.40 5071 11/11/1956 05/07/1987 10.58 0.75 $201.48 5148 02/11/1958 01/01/1978 19.92 0.08 $291.24 5570 10/08/1958 10/12/1989 8.17 7.50 $2,267.28 0112 01/05/1968 08/27/1987 10.33 10.33 $2,837.52 0117 01/31/1958 09/19/1977 20.25 20.25 $5,494.56 0134 09/09/1957 01/27/1992 5.92 5.92 $1,402.56 0159 06/03/1958 08/22/1977 20.33 20.33 $3,677.04 0208 02/02/1957 12/04/1983 14.00 14.00 $3,849.48 0243 04/15/1956 07/21/1988 9.42 9.42 $2,075.16 0294 06/10/1957 05/09/1977 20.58 20.58 $3,404.40 0308 11/29/1957 10/18/1992 5.17 5.17 $1,046.52 0393 09/19/1957 07/02/1987 10.50 10.50 $2,021.04 0539 08/31/1955 09/17/1984 11.67 11.67 $1,936.08 2335 12/07/1955 03/28/1977 20.75 20.75 $4,523.28 2428 04/18/1969 01/12/1989 8.92 8.92 $1,650.12 2432 08/17/1965 07/09/1984 17.42 9.83 $1,339.44 2442 12/10/1958 02/14/1977 20.83 20.83 $5,480.88 0052 08/30/1958 09/08/1975 22.25 8.08 $3,518.04 0370 05/01/1960 05/29/1989 8.58 7.50 $3,027.48 0479 10/11/1971 05/01/1991 5.50 4.33 $1,747.68 0503 12/29/1956 01/19/1981 16.92 8.08 $2,585.28 0555 03/26/1960 06/18/1985 12.50 8.00 $2,718.48 2307 09/16/1963 05/28/1985 12.58 8.08 $2,224.32 2441 01/20/1960 07/29/1985 12.42 8.08 $2,351.28 7600 07/29/1956 05/06/1987 10.58 10.58 $2,222.40 8916 06/12/1957 05/10/1976 21.58 21.58 $4,132.08 8927 08/02/1957 07/29/1975 22.42 22.42 $3,803.64 8928 07/22/1959 09/06/1977 20.25 20.25 $3,755.28

K-40 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 9017 01/03/1972 03/24/1993 4.75 4.75 $924.48 9125 03/29/1968 08/03/1992 5.33 5.33 $1,260.60 9130 01/30/1966 08/02/1993 4.33 4.33 $921.96 4049 04/19/1967 03/04/1993 4.75 4.75 $1,071.60 4108 06/21/1956 12/05/1983 14.00 14.00 $4,560.24 7004 02/11/1957 08/23/1978 19.33 8.08 $3,230.16 8466 02/13/1968 11/11/1992 5.08 5.08 $1,164.00 9370 01/05/1961 08/03/1987 7.58 7.58 $1,388.04 1317 06/26/1960 07/17/1978 19.42 19.42 $2,957.64 2771 02/20/1960 05/17/1981 16.58 16.58 $3,853.80 3332 06/04/1958 01/02/1981 13.92 5.00 $1,598.40 3584 02/28/1959 06/13/1976 21.50 21.50 $3,426.84 3909 09/08/1957 09/29/1987 10.25 10.25 $1,979.04 4046 05/31/1968 08/27/1987 10.33 10.33 $1,917.96 4051 02/25/1958 05/03/1984 13.58 8.08 $3,640.80 4460 08/11/1958 08/26/1977 20.33 8.08 $3,777.36 9204 01/10/1963 08/24/1981 16.33 8.08 $3,543.12 2623 09/17/1960 11/13/1989 8.08 8.08 $1,990.56 3808 01/23/1958 02/27/1980 17.83 8.08 $3,387.48 3849 08/16/1969 04/25/1994 3.67 3.67 $952.08 4230 01/17/1961 01/14/1980 17.92 17.92 $4,021.56 3902 04/25/1968 06/24/1986 11.50 3.00 $758.64 0181 11/14/1959 08/11/1986 11.33 8.08 $2,431.68 2925 01/09/1961 10/28/1980 17.17 17.17 $2,847.72 2962 11/18/1973 12/17/1996 1.00 1.00 $285.96 9578 11/26/1960 07/17/1991 6.42 6.42 $1,150.56 1754 03/25/1962 05/02/1988 9.58 9.58 $1,945.20 2408 06/23/1960 01/15/1990 7.92 7.50 $1,468.68 3790 06/15/1960 02/18/1990 7.83 7.83 $1,907.28 1739 03/12/1964 03/09/1983 14.75 14.75 $2,997.84 5489 07/15/1963 09/08/1987 10.25 5.50 $2,097.84 8496 01/15/1959 06/24/1992 2.50 2.50 $585.12 0589 04/21/1973 01/20/1993 4.92 4.92 $1,092.12 3515 01/14/1962 06/21/1995 2.50 2.50 $599.04 2524 08/20/1963 07/30/1984 13.42 8.08 $2,094.96 4337 04/20/1964 04/11/1983 14.67 14.67 $2,522.64 4684 02/17/1962 01/29/1987 10.92 10.92 $2,515.92 1361 06/19/1962 06/15/1981 16.50 8.08 $2,129.28 5258 09/13/1962 12/13/1989 8.00 7.50 $1,964.40 7293 07/27/1968 10/14/1988 9.17 9.17 $2,061.12 2361 05/10/1965 06/04/1991 7.25 7.25 $1,759.08 3931 09/12/1970 11/09/1988 9.08 9.08 $1,790.52 6035 05/09/1966 07/31/1989 8.42 7.50 $1,664.52 K-41 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 6476 02/24/1965 07/27/1981 16.42 16.42 $2,921.88 8903 05/17/1967 06/08/1987 10.50 10.50 $2,120.88 9878 09/08/1963 06/14/1984 13.50 8.08 $1,985.88 6840 02/26/1968 10/30/1991 6.17 6.17 $1,554.96 8392 08/21/1965 08/02/1989 5.58 4.67 $933.00 3039 11/19/1965 06/11/1984 13.50 13.50 $2,807.52 4011 07/13/1965 02/27/1984 13.83 13.83 $3,429.72 1866 06/13/1966 03/03/1987 10.75 8.08 $2,813.40 2864 11/06/1967 01/05/1987 10.92 10.92 $2,581.80 9700 02/24/1966 08/01/1984 13.42 8.08 $1,805.16 6156 01/12/1968 06/17/1986 11.50 8.08 $3,064.20 7503 09/14/1976 01/20/1995 2.92 2.92 $609.96 9388 09/30/1967 08/20/1985 12.33 8.08 $1,803.60 8955 12/15/1968 08/03/1987 10.33 10.33 $2,082.00 2726 11/28/1968 06/17/1988 9.50 9.50 $1,873.08 7404 01/30/1972 08/14/1992 5.33 5.33 $1,044.24 8266 03/02/1933 08/31/1966 31.33 31.33 $6,484.32 0003 03/30/1975 07/26/1993 4.42 4.42 $942.00 3571 11/05/1973 04/21/1992 5.67 5.67 $1,158.00 6008 09/02/1941 01/06/1969 28.92 8.08 $5,502.24 7281 06/03/1944 03/13/1989 8.75 7.50 $2,180.16 4659 03/02/1944 09/13/1967 30.25 30.25 $6,324.60 7931 06/20/1944 10/15/1979 18.17 8.08 $5,334.84 9039 03/08/1942 08/12/1985 12.33 8.08 $1,627.80 3649 10/15/1946 01/24/1966 31.92 31.92 $7,966.20 0366 06/27/1944 02/25/1991 6.83 6.83 $2,071.56 3503 12/05/1945 08/04/1965 32.33 8.08 $2,795.88 6774 03/03/1948 01/22/1990 7.92 7.92 $2,776.20 5294 12/31/1948 11/08/1967 30.08 30.08 $6,096.96 6190 08/28/1946 09/26/1983 14.25 14.25 $4,386.72 6644 08/05/1946 11/30/1992 5.08 5.08 $1,845.36 7348 07/13/1949 07/22/1968 29.42 29.42 $11,167.80 0424 06/25/1947 01/05/1965 32.92 32.92 $4,990.92 1631 11/12/1946 07/19/1965 32.42 32.42 $7,210.80 0375 04/25/1950 09/08/1986 11.25 8.08 $2,515.08 0723 09/21/1953 07/31/1989 8.42 7.50 $1,602.96 1363 05/01/1950 07/16/1986 11.42 8.08 $2,612.76 1412 01/28/1952 07/27/1987 10.42 8.08 $2,560.56 1777 02/03/1950 09/18/1986 11.25 8.08 $2,036.40 7426 11/18/1950 11/21/1982 15.08 8.08 $3,027.72 1634 01/14/1951 02/27/1978 24.25 24.25 $7,345.08 1706 07/17/1954 10/22/1978 19.17 19.17 $4,798.92 1893 07/18/1952 03/21/1988 9.75 9.75 $2,768.16

K-42 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 2027 03/31/1953 10/03/1984 13.17 13.17 $2,325.84 2922 11/22/1953 12/13/1971 26.00 26.00 $8,069.16 2943 09/05/1952 07/28/1988 9.42 9.42 $3,183.36 3060 01/03/1953 02/02/1976 24.33 24.33 $5,052.36 3117 08/01/1954 11/18/1974 23.08 23.08 $4,544.16 3165 08/29/1954 11/15/1976 21.08 21.08 $3,958.44 3181 09/19/1952 08/10/1987 10.33 10.33 $1,873.32 3263 03/18/1954 11/28/1976 21.08 21.08 $4,953.48 3335 10/02/1953 09/21/1987 10.25 10.25 $2,479.68 1289 06/01/1960 12/01/1992 5.08 5.08 $1,298.40 5012 05/23/1956 07/25/1996 1.42 1.42 $286.20 9543 11/13/1956 11/23/1994 3.08 3.08 $735.00 0124 12/01/1954 04/15/1981 16.67 8.08 $3,783.84 0254 12/20/1953 05/24/1984 13.58 8.08 $2,542.92 0612 11/11/1955 01/11/1990 7.92 7.92 $1,849.44 0855 01/13/1957 02/20/1986 11.83 8.08 $2,313.12 1030 08/03/1955 06/15/1981 16.50 8.08 $2,676.84 1110 04/22/1954 07/19/1984 13.42 8.08 $3,002.76 1227 01/13/1954 01/15/1975 22.92 8.08 $3,846.72 1740 05/06/1953 10/23/1985 12.17 8.08 $2,530.20 2264 07/10/1955 09/20/1982 15.25 8.08 $2,933.16 0151 05/28/1968 03/03/1993 4.75 4.75 $1,186.32 1224 10/20/1958 05/06/1991 6.58 6.58 $1,872.24 6226 07/03/1960 09/21/1982 15.25 15.25 $3,225.96 6230 01/14/1958 12/28/1986 11.00 11.00 $2,728.68 6248 01/16/1956 09/19/1977 20.25 20.25 $4,347.84 6292 03/07/1971 11/18/1993 4.08 4.08 $848.88 6465 05/10/1958 07/12/1976 21.42 21.42 $5,864.64 6516 04/17/1958 06/16/1976 21.50 21.50 $4,527.24 7114 09/11/1959 01/14/1979 18.92 18.92 $4,648.32 7194 01/21/1958 04/08/1988 9.67 9.67 $2,274.36 4205 04/26/1960 05/17/1977 20.58 20.58 $4,432.56 4317 03/20/1970 03/15/1993 4.75 4.75 $985.92 7287 01/09/1958 08/22/1985 12.33 8.08 $2,261.40 9472 06/01/1965 12/12/1988 9.00 7.50 $4,034.64 2777 06/19/1965 05/11/1995 2.58 2.58 $561.00 7318 09/03/1968 04/06/1987 10.67 10.67 $2,113.92 8499 07/20/1965 12/10/1990 7.00 7.00 $2,034.72 0006 11/13/1960 08/28/1988 9.33 9.33 $2,500.68 3009 07/21/1971 04/26/1991 6.67 5.50 $2,110.20 3090 01/31/1960 07/29/1986 11.42 8.08 $3,314.28 6971 07/25/1959 08/11/1982 15.33 8.08 $2,076.00 7828 03/26/1961 07/11/1990 4.33 4.33 $934.80 K-43 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 8746 11/07/1965 07/17/1989 9.00 8.00 $2,443.32 9231 12/06/1969 07/24/1988 9.42 9.42 $1,898.64 9893 08/12/1959 06/23/1995 2.50 2.50 $640.44 1439 12/28/1958 10/06/1991 6.17 6.17 $1,544.52 2979 05/26/1959 10/22/1979 16.42 16.42 $3,246.24 6125 06/19/1974 07/21/1994 3.42 3.42 $939.00 6178 12/05/1960 06/15/1988 9.50 8.08 $1,908.84 0106 01/25/1962 01/20/1987 10.92 10.92 $2,370.84 6103 11/09/1967 08/03/1987 10.33 10.33 $2,287.44 6338 02/21/1966 08/12/1991 6.33 1.50 $420.96 7976 10/13/1970 10/04/1996 1.17 1.17 $297.72 7663 11/25/1967 12/10/1995 2.00 2.00 $353.76 2890 12/21/1971 10/07/1991 6.17 6.17 $1,068.84 7693 01/13/1967 03/11/1987 10.75 10.75 $2,656.08 9178 06/03/1968 12/16/1988 9.00 9.00 $1,717.32 1712 05/11/1961 08/10/1982 15.33 8.08 $2,097.24 4968 07/12/1962 06/15/1981 16.50 8.08 $3,366.60 5513 09/08/1965 05/13/1992 4.42 4.42 $1,033.08 8273 12/12/1962 01/22/1987 10.92 8.08 $1,973.76 0229 12/06/1972 05/03/1996 1.58 1.58 $534.12 3534 02/04/1964 10/31/1988 9.17 9.17 $2,016.24 6492 08/16/1964 05/25/1992 5.58 5.58 $1,614.24 7648 08/25/1962 10/07/1992 5.17 5.17 $994.92 9459 11/13/1962 09/01/1993 4.33 4.33 $1,254.36 4719 04/03/1971 07/21/1991 6.42 6.42 $1,786.32 8969 07/05/1963 01/10/1984 13.92 8.08 $2,042.40 6375 10/19/1962 09/14/1982 15.25 8.08 $2,787.72 4474 09/20/1968 04/18/1988 9.67 8.08 $1,736.16 6982 09/21/1966 03/30/1993 4.75 4.75 $1,266.84 8580 01/20/1966 02/25/1991 6.83 6.83 $2,656.08 0219 04/19/1967 05/24/1988 9.58 9.58 $2,001.24 5524 06/14/1971 05/27/1992 5.58 5.58 $1,414.20 3176 04/14/1974 05/16/1993 4.58 4.58 $989.16 3654 12/02/1970 03/10/1993 4.75 4.75 $961.56 9541 11/05/1971 12/07/1989 8.00 7.50 $2,057.64 9697 03/19/1971 08/03/1989 8.33 7.50 $2,020.08 2124 12/30/1969 06/07/1993 4.50 4.50 $979.08 9475 07/18/1967 02/12/1990 7.83 7.83 $1,499.52 2837 05/29/1970 09/24/1996 1.25 1.25 $263.64 6917 04/23/1971 09/09/1991 6.25 6.25 $1,513.68 1570 05/14/1974 12/11/1995 2.00 2.00 $359.04 2299 01/22/1973 10/28/1991 6.17 6.17 $1,692.00 9297 04/01/1974 04/03/1992 5.67 5.67 $1,228.44

K-44 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 1025 02/18/1937 07/30/1963 40.17 40.17 $7,328.16 7395 05/19/1940 06/10/1959 38.50 38.50 $6,284.40 7649 01/04/1942 05/29/1967 30.58 30.58 $16,929.00 1705 01/20/1942 04/11/1967 30.67 30.67 $5,754.96 2131 12/26/1942 06/05/1967 30.50 30.50 $7,349.88 8587 11/21/1940 12/29/1986 11.00 8.08 $2,093.52 1324 01/18/1943 10/12/1990 7.17 7.17 $2,103.48 4836 05/10/1944 04/01/1991 6.75 4.50 $6,420.48 4108 09/13/1947 10/02/1967 30.25 8.08 $7,271.64 6736 08/07/1945 11/06/1995 2.08 2.08 $461.40 5405 09/26/1961 03/28/1988 9.75 9.75 $2,210.16 5960 08/29/1946 09/13/1967 30.25 30.25 $5,583.96 6251 02/21/1948 06/08/1987 10.50 10.50 $1,679.28 7292 08/14/1948 08/22/1966 31.33 31.33 $6,936.48 7694 01/01/1947 06/20/1976 21.50 21.50 $4,106.88 7714 09/03/1947 02/08/1967 30.83 30.83 $8,269.08 8705 01/16/1948 10/30/1973 24.17 24.17 $14,500.20 8744 01/18/1947 10/27/1975 27.17 27.17 $5,154.48 9747 12/25/1947 07/19/1976 21.42 21.42 $4,498.44 0634 07/04/1951 07/08/1980 17.42 8.08 $4,941.36 0864 09/23/1953 12/18/1996 1.00 1.00 $200.04 0894 01/01/1948 09/05/1985 12.25 8.08 $1,974.84 2788 07/14/1951 03/17/1976 21.75 8.08 $4,325.40 3025 12/09/1949 08/25/1988 9.33 8.08 $2,385.12 4738 08/17/1947 02/12/1996 1.83 1.83 $450.96 9330 08/08/1949 01/07/1976 21.92 21.92 $4,340.52 9403 11/02/1950 03/15/1972 25.75 25.75 $6,668.28 9498 11/06/1934 05/04/1976 28.17 28.17 $4,158.72 9627 05/22/1948 05/06/1974 23.58 23.58 $5,797.80 9805 09/09/1950 04/15/1969 28.67 28.67 $8,561.04 9872 08/06/1948 04/17/1974 23.67 23.67 $4,131.84 6159 03/30/1951 04/14/1993 4.67 4.67 $1,737.12 1781 01/28/1955 06/11/1978 19.50 19.50 $4,679.76 2006 08/14/1952 07/29/1974 23.42 23.42 $6,246.48 6204 12/23/1951 01/02/1987 10.92 10.92 $2,895.36 6302 04/18/1951 10/22/1987 10.17 10.17 $2,077.56 6367 02/16/1952 08/03/1970 27.33 27.33 $5,796.00 6558 06/01/1952 11/26/1988 9.08 9.08 $2,002.44 6592 06/01/1952 09/17/1978 19.25 19.25 $4,439.52 6602 08/12/1950 07/11/1976 21.42 21.42 $5,497.68 6841 03/04/1961 10/23/1986 11.17 11.17 $3,032.16 6848 10/29/1954 06/11/1973 24.50 24.50 $6,474.24 6849 10/16/1952 08/17/1981 16.33 16.33 $4,007.04 K-45 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 6869 09/17/1951 02/16/1976 21.83 21.83 $4,346.88 7160 04/27/1952 09/12/1988 9.25 9.25 $2,899.68 7176 06/15/1952 02/15/1988 9.83 9.83 $1,959.12 7187 09/07/1952 05/24/1976 21.58 21.58 $4,154.04 1506 03/27/1953 01/10/1974 23.92 8.08 $8,203.44 4881 04/30/1953 01/15/1990 7.92 7.50 $2,081.76 7580 05/15/1954 10/07/1986 11.17 8.08 $2,737.56 8718 09/29/1955 06/06/1973 24.50 8.08 $4,142.04 8880 03/09/1955 10/03/1977 20.17 8.08 $5,996.16 9618 03/06/1954 06/14/1976 21.50 8.08 $2,782.32 9623 06/05/1956 04/14/1980 17.67 8.08 $2,806.56 1355 09/24/1955 06/04/1984 13.50 13.50 $2,405.40 5555 05/21/1956 04/23/1992 5.67 5.67 $1,704.12 4594 08/10/1964 10/25/1983 14.17 8.08 $2,398.44 5270 11/20/1967 02/03/1992 5.83 5.50 $1,399.32 7286 11/04/1962 07/15/1992 5.42 5.42 $1,226.76 7701 04/27/1965 06/09/1992 5.50 5.50 $1,208.28 9414 05/25/1963 07/29/1981 16.42 8.08 $2,408.28 5620 11/30/1956 06/04/1991 6.50 5.50 $1,641.84 7721 06/18/1959 09/19/1977 20.25 20.25 $3,865.80 4068 06/22/1964 07/20/1981 16.42 16.42 $3,036.12 6290 07/31/1958 09/26/1977 20.25 20.25 $3,607.68 8466 02/23/1964 08/03/1983 14.33 8.08 $3,283.80 4295 02/06/1959 04/12/1989 7.50 7.50 $2,536.20 9703 02/25/1960 12/31/1980 17.00 8.08 $3,432.12 6067 04/30/1962 04/17/1995 2.67 1.50 $237.00 4480 05/18/1958 04/23/1990 7.67 7.50 $1,556.76 0619 05/30/1962 06/21/1996 1.50 1.50 $315.72 6831 09/09/1956 10/26/1988 9.17 2.75 $673.68 9051 01/07/1973 02/12/1996 1.83 1.83 $400.56 6203 05/11/1941 10/05/1964 33.17 33.17 $10,389.24 2804 07/13/1948 03/07/1993 2.67 2.67 $545.16 0482 04/25/1950 11/02/1977 25.42 25.42 $2,996.76 2904 12/31/1951 07/01/1993 4.50 4.50 $1,030.32 2203 07/02/1955 08/24/1981 16.33 16.33 $13,884.48 4155 06/13/1955 06/13/1973 24.50 24.50 $5,652.12 8400 06/29/1960 07/24/1995 2.42 2.42 $499.32 1865 10/21/1972 11/14/1994 3.08 3.08 $652.92 2014 03/26/1974 08/29/1994 3.33 3.33 $734.64 2773 11/22/1963 07/01/1991 6.50 6.50 $1,941.84 7417 10/08/1961 06/01/1993 4.58 4.58 $1,058.40 4304 04/10/1962 05/01/1990 7.67 7.67 $2,753.04 6692 05/12/1972 04/19/1990 4.83 4.83 $1,045.92

K-46 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 0130 07/08/1968 10/29/1993 4.17 4.17 $1,025.88 1320 01/17/1942 07/17/1992 5.42 1.50 $308.88 2605 10/07/1947 09/12/1983 14.25 8.08 $3,111.36 3332 04/13/1961 09/05/1991 6.25 5.50 $1,442.28 6180 06/24/1955 08/21/1989 8.33 8.33 $1,744.20 7544 10/16/1954 07/12/1988 9.42 9.42 $2,038.44 5895 12/31/1962 10/09/1991 6.17 5.50 $1,930.44 0560 12/27/1959 11/21/1994 3.08 3.08 $687.96 0091 12/31/1968 08/21/1989 8.33 8.33 $1,620.84 7255 05/07/1945 06/18/1990 7.50 7.50 $2,177.64 6169 08/31/1961 03/23/1989 8.75 8.75 $2,458.80 7196 08/27/1967 04/10/1995 2.67 2.67 $607.80 7878 12/16/1975 03/20/1995 2.75 2.75 $608.88 0940 03/12/1964 06/27/1990 7.50 7.50 $2,356.20 3879 01/24/1969 10/14/1995 2.17 2.17 $674.76 6505 07/26/1938 11/23/1988 9.08 9.00 $1,924.68 7488 12/18/1952 04/30/1990 7.67 7.67 $1,562.16 7948 03/12/1956 08/23/1987 10.33 8.08 $2,472.72 1171 09/29/1957 03/09/1992 5.75 5.75 $3,561.48 8502 06/28/1955 12/14/1987 10.00 10.00 $3,090.84 8745 10/12/1956 12/06/1994 3.00 3.00 $652.44 8920 10/02/1955 12/14/1987 10.00 10.00 $2,165.16 8945 03/05/1957 10/05/1993 4.17 4.17 $724.56 1210 03/16/1956 03/19/1984 13.75 13.75 $2,988.24 1242 06/17/1954 01/27/1992 5.92 5.92 $1,464.60 2446 11/15/1959 02/04/1980 17.83 17.83 $3,413.04 2621 07/19/1964 03/22/1989 8.75 8.75 $2,022.72 8009 07/26/1959 02/16/1993 4.83 4.83 $1,387.32 8637 07/02/1955 11/27/1989 8.08 8.08 $1,800.60 6571 08/29/1957 06/13/1988 9.50 9.00 $2,641.32 7996 08/11/1955 06/06/1977 20.50 20.50 $10,359.36 9443 03/05/1958 06/06/1988 9.50 9.00 $2,860.92 1814 01/16/1961 01/28/1980 17.92 17.92 $4,068.48 2512 08/05/1958 08/14/1989 8.33 8.33 $2,178.12 5273 07/30/1960 02/23/1988 9.83 5.50 $2,620.20 5344 05/18/1967 09/13/1990 7.25 7.25 $1,527.24 5422 05/30/1958 07/23/1990 7.42 5.50 $1,282.32 5652 06/25/1958 08/31/1995 2.33 2.33 $622.44 7141 01/30/1958 04/09/1992 3.42 3.42 $591.96 7683 12/21/1965 06/14/1993 4.50 4.50 $945.96 0146 05/25/1959 08/24/1989 8.33 8.33 $2,289.12 0941 05/22/1958 01/06/1982 15.92 15.92 $4,144.56 1804 11/21/1959 12/09/1992 5.00 5.00 $1,005.60 K-47 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 5498 02/22/1960 10/08/1980 17.17 17.17 $3,359.52 0652 11/01/1961 06/19/1990 7.50 7.50 $1,730.04 2417 03/11/1961 03/14/1988 9.50 8.75 $2,592.36 3166 10/18/1958 09/06/1993 4.25 4.25 $851.52 4138 06/05/1966 10/29/1993 2.92 2.92 $754.80 5778 03/20/1959 01/03/1989 8.92 0.75 $168.00 5796 12/02/1957 09/06/1994 3.25 3.25 $735.96 6597 09/19/1959 01/14/1993 4.92 4.92 $1,057.56 0896 01/06/1959 11/20/1992 5.08 5.08 $1,207.32 2523 09/21/1956 01/29/1989 8.92 8.92 $2,144.04 4141 04/24/1960 03/23/1992 5.75 5.75 $1,523.52 4252 01/25/1962 02/15/1988 9.83 5.50 $2,169.36 4754 04/23/1960 09/16/1985 12.25 12.25 $2,185.92 7662 09/14/1961 12/04/1995 2.00 2.00 $656.04 9037 02/03/1960 05/30/1989 8.58 8.58 $2,037.24 9252 12/27/1967 04/03/1995 2.67 2.67 $597.36 1495 11/09/1964 05/09/1988 9.58 9.58 $1,896.60 1652 07/30/1971 05/26/1992 3.50 3.50 $1,044.48 9741 02/02/1961 06/12/1992 5.50 5.50 $3,580.20 2091 08/30/1962 04/25/1988 9.67 9.00 $3,370.44 2691 11/22/1958 09/24/1991 6.25 5.50 $1,360.08 3208 04/16/1965 08/24/1992 5.33 5.33 $2,050.20 6772 05/03/1966 11/14/1988 9.08 9.08 $2,977.44 9313 06/11/1961 08/22/1994 3.33 3.33 $698.28 2560 07/07/1963 06/20/1988 9.50 9.50 $2,514.24 3002 09/03/1967 03/13/1995 2.75 2.75 $759.84 9834 12/21/1975 11/18/1996 1.08 1.08 $228.48 4433 04/14/1966 06/01/1994 3.58 3.58 $872.28 7120 09/30/1961 03/02/1989 8.83 5.50 $1,855.80 9129 04/22/1963 02/03/1986 11.83 11.83 $6,506.16 0325 03/13/1964 08/04/1993 4.33 4.33 $1,490.28 1773 02/10/1963 10/13/1988 9.17 9.00 $1,994.04 2456 12/28/1962 02/12/1990 7.83 5.50 $2,344.56 3178 04/27/1964 06/29/1988 9.50 5.50 $1,706.40 6775 09/13/1965 03/06/1990 7.75 7.75 $1,898.16 3314 11/27/1975 10/11/1994 3.17 3.17 $797.76 6172 02/24/1963 09/19/1989 8.25 8.25 $2,442.24 7117 10/16/1963 03/16/1982 15.75 15.75 $3,841.20 7546 10/13/1968 05/28/1987 10.58 8.08 $1,671.36 8064 10/13/1968 05/17/1987 10.58 8.08 $2,010.12 1392 05/25/1976 07/22/1996 1.42 1.42 $290.28 4815 02/26/1973 06/06/1995 2.50 2.50 $550.20 5114 12/27/1963 01/19/1993 4.92 4.92 $1,190.88

K-48 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 0664 09/19/1964 06/14/1988 9.50 1.17 $336.84 3751 10/08/1971 10/16/1989 8.17 8.17 $1,941.48 3955 08/17/1966 01/18/1985 12.92 12.92 $2,466.60 5366 12/10/1968 04/02/1990 7.75 5.50 $1,742.52 3878 10/15/1974 05/01/1995 2.67 2.67 $629.76 4576 08/12/1965 08/08/1991 6.33 5.50 $1,610.76 2496 06/13/1968 07/22/1987 10.42 8.08 $2,633.52 2717 01/04/1966 05/02/1988 9.67 5.50 $1,676.28 0860 05/17/1970 05/10/1995 2.58 2.58 $565.68 6905 10/02/1966 07/24/1991 6.42 6.42 $1,419.60 8566 01/23/1972 09/20/1991 6.25 5.50 $1,568.04 3359 07/03/1970 03/20/1996 1.75 1.75 $369.00 4673 05/23/1967 04/09/1996 1.67 1.67 $355.80 5967 09/01/1968 08/26/1992 2.66 2.66 $472.20 8117 09/24/1966 05/17/1994 3.58 3.58 $994.20 0862 01/27/1969 02/12/1995 2.83 2.83 $826.56 3272 11/12/1972 07/12/1991 6.42 5.50 $1,482.72 3936 05/12/1968 09/14/1989 8.25 7.50 $1,569.84 6290 11/06/1968 01/19/1988 9.92 9.92 $3,189.84 7374 07/22/1970 06/08/1992 5.50 5.50 $2,806.32 8166 04/07/1971 05/23/1990 7.58 7.58 $1,961.52 0669 01/21/1972 06/27/1995 2.50 2.50 $511.32 1330 12/10/1968 09/17/1991 6.25 5.50 $1,583.52 9749 07/04/1969 10/31/1988 7.92 7.92 $1,546.92 1766 10/22/1935 08/30/1993 4.33 4.33 $984.12 6479 12/01/1955 01/05/1994 3.92 3.92 $1,264.68 8193 05/18/1970 01/31/1994 3.92 3.92 $995.16 5276 02/16/1971 12/10/1989 8.00 7.50 $1,640.88 2903 09/04/1971 11/28/1994 3.08 3.08 $677.40 3747 08/17/1974 10/20/1992 5.17 5.17 $1,233.84 9518 09/30/1971 01/21/1990 7.92 7.50 $1,924.56 0860 06/10/1938 10/24/1986 11.17 4.50 $3,559.56 2362 09/17/1938 08/03/1987 10.33 10.33 $1,959.72 6413 11/20/1938 05/11/1994 3.58 3.58 $967.68 9637 10/20/1940 12/08/1986 11.00 11.00 $2,525.04 3166 03/05/1973 04/21/1993 4.67 4.67 $1,020.48 8257 04/23/1972 06/10/1992 5.50 5.50 $1,247.52 1145 12/05/1936 08/25/1992 5.33 5.33 $1,849.80 2352 10/28/1964 08/07/1991 2.00 2.00 $492.96 2375 12/03/1939 05/07/1992 5.58 5.58 $1,338.00 6167 01/21/1935 08/29/1988 9.33 9.33 $2,072.76 9179 02/04/1942 05/01/1989 8.67 8.67 $2,055.00 5392 07/02/1943 11/04/1987 10.08 8.08 $2,709.48 K-49 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 6046 08/18/1944 03/02/1987 10.83 8.08 $1,951.56 1526 05/06/1944 10/09/1978 19.17 19.17 $6,245.28 2367 01/11/1943 10/28/1991 6.17 6.17 $1,470.12 3073 11/07/1944 12/01/1992 5.08 5.08 $2,845.20 3333 07/22/1944 11/16/1992 5.08 5.08 $4,861.44 2387 05/02/1946 11/16/1989 8.08 7.50 $2,554.68 9177 10/18/1945 09/14/1992 5.25 5.25 $2,566.80 2228 09/26/1947 11/04/1996 1.08 1.08 $236.76 2283 02/28/1946 10/17/1994 3.17 3.17 $718.08 2629 11/24/1946 04/23/1987 10.67 8.08 $2,221.56 4119 08/11/1948 09/28/1986 11.25 8.08 $4,471.08 4172 05/12/1947 10/26/1994 3.17 3.17 $742.44 9083 07/21/1947 04/18/1990 7.67 7.67 $1,607.04 1094 03/09/1947 04/22/1992 5.67 5.67 $1,102.08 4046 03/17/1947 04/22/1986 11.67 8.08 $2,128.32 7021 07/01/1951 09/24/1990 7.25 7.25 $4,170.00 1616 12/17/1948 05/29/1990 7.58 7.58 $1,723.32 7565 01/17/1950 06/10/1974 23.50 23.50 $14,024.64 9013 05/28/1952 05/03/1979 18.58 4.58 $2,861.04 2019 08/17/1949 06/19/1988 9.50 8.08 $2,528.16 3965 08/30/1950 03/15/1993 2.25 2.25 $480.00 0169 12/27/1950 03/19/1979 18.75 18.75 $4,545.48 0439 02/01/1951 07/10/1989 8.42 8.42 $1,704.72 3030 09/15/1950 09/30/1992 5.25 5.25 $1,130.76 4881 10/03/1951 07/22/1990 7.42 7.42 $1,463.04 4963 09/04/1951 07/22/1990 7.42 7.42 $1,867.20 5572 03/06/1950 04/10/1991 6.67 6.67 $3,408.36 3902 12/16/1953 06/08/1987 10.50 10.50 $3,025.32 4801 11/11/1960 03/08/1995 2.75 2.75 $548.88 4817 01/15/1954 10/13/1993 4.17 4.17 $1,304.52 4846 07/06/1956 05/08/1989 8.58 8.58 $2,369.16 7042 10/01/1951 08/29/1991 6.33 6.33 $1,598.52 9534 11/01/1953 01/28/1993 4.92 4.92 $1,019.64 9837 10/20/1955 03/07/1988 9.75 5.50 $1,531.44 0233 05/10/1955 09/05/1985 12.25 12.25 $2,838.96 0860 09/09/1953 10/22/1981 16.17 16.17 $2,728.44 1527 01/13/1954 09/09/1985 12.25 12.25 $2,665.32 3781 07/04/1954 08/16/1996 1.33 1.33 $294.96 3216 08/14/1953 03/05/1979 18.75 18.75 $3,964.68 3469 10/31/1954 04/18/1990 7.67 7.67 $1,807.44 3675 10/26/1954 07/28/1986 11.42 11.42 $2,247.60 4991 09/25/1954 04/04/1990 7.67 7.67 $1,917.96 2621 07/26/1955 05/21/1996 1.58 1.58 $367.20

K-50 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 3854 01/23/1962 03/24/1982 15.75 15.75 $3,919.08 4414 07/16/1965 07/29/1991 6.42 6.42 $1,764.96 9587 08/14/1961 02/16/1989 8.83 8.83 $2,735.40 5028 12/05/1953 12/05/1994 3.00 3.00 $676.68 5825 03/23/1957 03/24/1993 4.75 4.75 $1,470.84 6652 11/02/1955 09/13/1992 5.25 5.25 $1,257.72 1684 11/14/1957 12/10/1987 10.00 10.00 $2,039.52 3598 12/19/1958 02/05/1987 10.83 8.08 $2,488.80 4572 05/29/1957 07/12/1979 18.42 18.42 $4,756.20 9618 02/14/1967 04/18/1988 9.67 9.67 $2,269.44 3287 01/12/1960 08/24/1989 8.33 5.50 $1,552.56 4023 03/24/1960 12/08/1986 11.00 11.00 $2,438.88 8702 07/09/1961 11/23/1987 10.08 10.08 $4,067.28 8836 08/25/1960 08/20/1986 11.33 11.33 $3,847.44 0433 02/21/1963 05/13/1992 5.58 5.58 $1,266.24 0922 03/18/1959 06/29/1994 3.50 3.50 $893.76 1049 01/04/1970 05/23/1990 7.58 7.58 $1,702.80 1623 03/08/1960 07/30/1991 6.42 6.42 $1,754.64 6646 01/09/1974 07/11/1994 3.42 3.42 $899.76 6732 06/28/1958 10/02/1989 8.25 7.50 $1,486.20 3210 01/05/1962 07/23/1990 8.67 8.67 $2,640.96 1446 03/16/1960 07/30/1987 10.42 8.08 $1,559.28 2126 09/11/1964 06/10/1987 10.50 10.50 $2,323.08 7201 02/27/1965 04/02/1991 6.75 5.50 $1,834.80 1450 01/14/1962 10/18/1993 4.17 4.17 $1,129.08 4550 09/10/1961 10/25/1989 8.17 8.17 $1,898.40 4959 03/15/1964 10/10/1988 9.17 9.17 $2,287.92 8381 09/07/1963 03/18/1996 1.75 1.75 $407.64 8614 10/22/1961 05/30/1995 2.58 2.58 $498.00 1026 08/22/1969 05/17/1992 5.58 5.58 $1,704.84 3394 08/28/1972 09/25/1991 6.25 5.50 $1,406.76 8510 12/17/1971 06/05/1995 2.50 2.50 $502.68 0500 07/08/1960 01/01/1990 8.00 8.00 $1,873.08 2659 02/20/1971 02/20/1995 2.83 2.83 $683.28 3081 12/09/1964 02/15/1988 9.83 5.50 $2,067.72 3932 05/25/1963 09/28/1987 10.25 8.08 $2,916.96 8316 05/07/1963 04/07/1988 9.67 9.67 $2,750.52 2161 05/04/1963 11/30/1987 10.08 10.08 $2,346.00 3807 09/18/1963 04/18/1988 9.67 9.00 $3,405.24 8658 07/07/1974 06/12/1995 2.50 2.50 $626.52 1902 02/02/1975 11/04/1993 4.08 4.08 $1,019.04 2997 10/31/1965 06/09/1989 8.50 8.50 $2,227.08 5889 12/30/1964 11/11/1987 10.08 10.08 $1,952.28 K-51 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 7051 09/03/1964 06/29/1993 4.50 4.50 $1,094.76 7944 07/19/1963 08/18/1987 10.33 10.33 $2,407.20 4183 11/29/1964 01/15/1996 1.92 1.92 $547.44 5530 10/17/1969 09/11/1989 8.25 8.25 $2,483.52 9471 05/20/1963 11/05/1991 6.08 6.08 $1,375.20 0338 08/07/1968 05/06/1993 4.58 4.58 $1,154.28 1683 01/17/1964 07/25/1988 9.42 9.42 $2,194.92 4537 12/28/1961 06/21/1989 8.50 8.50 $1,699.08 5637 05/27/1971 06/13/1994 3.50 3.50 $730.92 2531 01/26/1965 06/14/1989 8.50 8.50 $2,118.12 3505 03/22/1973 09/23/1993 4.25 4.25 $1,131.24 3841 08/18/1965 09/22/1986 11.25 11.25 $2,407.56 9537 08/20/1953 11/30/1988 9.08 9.08 $2,698.56 1278 07/11/1966 04/09/1992 5.67 5.67 $1,366.20 1622 04/03/1967 02/13/1989 8.83 8.83 $2,007.12 2155 03/16/1965 08/28/1992 5.33 4.50 $1,160.64 4328 03/06/1966 09/25/1991 6.25 5.50 $1,601.16 4920 09/04/1973 05/18/1994 2.50 2.50 $583.68 6594 08/26/1965 10/28/1996 1.17 1.17 $344.88 7912 10/21/1965 10/17/1989 8.17 8.17 $1,417.32 0091 01/27/1965 03/04/1996 1.75 1.75 $422.76 1135 10/24/1964 07/27/1995 2.42 2.42 $498.60 4298 08/14/1966 09/06/1994 3.25 3.25 $778.80 5596 10/28/1964 11/04/1996 1.08 1.08 $236.76 8870 09/12/1966 08/16/1993 4.33 4.33 $1,314.36 0371 02/14/1930 02/08/1988 9.83 9.83 $2,404.68 5054 06/28/1969 08/04/1994 3.33 3.33 $796.80 7952 03/01/1978 06/11/1996 1.58 1.58 $319.92 1068 12/17/1975 07/18/1994 3.42 3.42 $939.24 1623 01/04/1969 08/30/1996 1.33 1.33 $310.56 1733 07/17/1966 10/11/1983 14.08 1.33 $309.24 2813 05/15/1969 05/11/1989 8.58 8.58 $2,542.92 4286 09/01/1967 05/23/1988 9.58 9.58 $2,940.00 5713 01/07/1969 07/18/1991 6.42 6.42 $1,797.48 5983 08/01/1969 03/21/1988 9.75 5.50 $1,579.92 4927 08/14/1934 12/13/1988 9.00 9.00 $1,721.88 0675 06/11/1969 08/30/1989 8.33 8.33 $1,607.40 2503 04/05/1968 09/18/1996 1.25 1.25 $332.52 6006 03/20/1972 04/18/1990 7.67 7.67 $1,667.64 3390 12/31/1932 01/25/1988 9.92 9.92 $2,133.96 3843 05/13/1934 03/01/1988 9.83 9.83 $1,897.68 2861 05/13/1968 10/25/1988 9.08 0.17 $65.88 0533 03/16/1970 06/24/1990 7.50 7.50 $1,863.96

K-52 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 3995 10/27/1970 12/19/1988 9.00 9.00 $2,091.36 5716 06/21/1971 09/09/1991 6.25 6.25 $1,385.40 6697 11/13/1972 01/04/1993 4.92 4.92 $964.68 3228 02/10/1970 02/29/1996 1.83 1.83 $412.32 4202 04/28/1972 09/10/1996 1.25 1.25 $276.60 6051 01/10/1973 12/27/1992 5.00 5.00 $1,230.00 9489 06/20/1936 08/18/1988 9.33 9.00 $2,124.36 1071 01/27/1973 07/11/1993 4.50 4.50 $1,232.52 3974 01/08/1972 06/13/1991 6.50 5.50 $1,348.20 6147 03/27/1976 08/29/1994 3.33 3.33 $554.88 2814 11/23/1937 07/18/1987 10.42 10.42 $2,070.12 3073 10/08/1938 11/01/1979 18.17 18.17 $8,004.96 3993 01/23/1937 08/17/1994 3.33 3.33 $758.88 7130 07/20/1939 03/14/1990 7.75 7.50 $1,926.60 4175 01/01/1939 04/25/1988 9.67 9.00 $2,635.68 0395 08/12/1974 11/21/1994 3.08 3.08 $629.28 7800 05/06/1974 07/11/1994 3.42 3.42 $820.32 8854 07/20/1976 02/20/1995 2.83 2.83 $678.00 9088 08/10/1969 11/20/1989 8.08 8.08 $1,957.68 0636 06/02/1972 09/23/1993 4.25 4.25 $795.24 2773 12/24/1971 08/30/1996 1.33 1.33 $310.56 3704 02/15/1941 09/07/1987 10.25 8.08 $3,589.56 7143 06/06/1942 02/20/1984 13.83 13.83 $8,289.00 7667 05/29/1945 12/18/1978 19.00 19.00 $5,498.88 8932 11/05/1944 06/14/1983 14.50 14.50 $3,293.04 9041 12/03/1942 12/13/1978 19.00 19.00 $5,325.72 4385 02/26/1949 01/06/1995 2.92 2.92 $608.04 0326 09/12/1946 03/15/1995 2.75 2.75 $719.52 2288 02/07/1946 10/06/1986 11.17 8.08 $3,623.52 2811 07/06/1946 09/19/1988 9.25 9.25 $3,599.04 7241 11/27/1946 05/22/1972 25.58 9.00 $4,116.96 2011 03/03/1947 12/15/1989 8.00 8.00 $1,552.08 3152 07/07/1945 04/20/1994 3.67 3.67 $736.56 7559 07/27/1939 03/16/1989 8.75 8.75 $1,646.28 7771 07/13/1950 09/04/1991 6.25 6.25 $1,099.80 8096 06/12/1947 08/25/1980 17.33 17.33 $4,245.12 4173 09/12/1947 09/01/1983 14.33 9.00 $3,296.64 1497 11/05/1950 07/09/1979 18.42 18.42 $11,846.16 5894 04/23/1949 08/10/1981 16.33 16.33 $5,056.56 5982 06/21/1941 08/15/1988 9.33 9.33 $1,905.72 6928 05/28/1950 09/14/1992 5.25 1.50 $306.12 4512 06/30/1951 01/16/1979 17.75 7.83 $1,744.32 8427 11/03/1948 09/26/1988 9.25 9.25 $1,687.68 K-53 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 9213 06/15/1949 05/07/1992 5.58 5.58 $1,278.12 9870 12/01/1950 05/24/1989 8.58 8.58 $2,150.76 0179 07/27/1951 06/17/1974 23.50 23.50 $5,572.44 1265 10/13/1947 12/13/1988 9.00 9.00 $2,574.60 2778 04/08/1950 11/23/1987 10.08 10.08 $3,800.88 2869 11/19/1947 04/23/1985 12.67 12.67 $1,756.68 4897 10/27/1949 10/15/1991 6.17 6.17 $1,557.24 6807 04/13/1950 05/22/1990 7.58 7.58 $1,790.40 0151 11/07/1951 10/02/1995 2.17 2.17 $1,188.36 0541 06/26/1952 08/07/1996 1.33 1.33 $315.24 0592 03/20/1951 07/27/1987 10.42 10.42 $2,762.88 0784 03/02/1952 05/23/1994 3.58 3.58 $1,381.32 2095 01/06/1954 08/29/1994 3.33 3.33 $788.16 2132 01/06/1954 12/10/1991 6.00 6.00 $2,339.88 8724 11/16/1951 05/07/1992 5.58 5.58 $1,386.36 8789 06/18/1952 08/25/1992 5.33 5.33 $1,362.84 8878 01/07/1951 07/30/1990 7.42 7.42 $1,888.56 9846 02/27/1955 07/30/1990 7.42 7.42 $1,656.60 0844 12/23/1964 06/24/1991 6.50 6.50 $1,242.60 1814 07/06/1951 09/16/1985 12.25 12.25 $3,124.68 2487 09/21/1951 08/06/1990 7.33 7.33 $5,440.44 9195 11/09/1948 11/26/1993 4.08 4.08 $933.84 9268 04/04/1951 05/08/1989 8.58 8.58 $3,309.60 9382 03/12/1952 02/13/1984 13.83 13.83 $2,877.72 9919 02/25/1954 10/25/1987 7.33 7.33 $1,299.72 9920 03/02/1953 04/14/1986 11.67 11.67 $3,445.92 0442 12/16/1952 06/17/1994 3.50 3.50 $910.56 2209 10/26/1952 09/09/1985 12.25 12.25 $3,315.12 2346 11/30/1952 06/28/1984 13.50 13.50 $2,723.64 2433 11/28/1952 03/17/1980 14.17 14.17 $2,593.32 0979 11/02/1950 02/04/1991 6.83 6.83 $1,920.72 1358 05/05/1955 01/16/1991 6.92 6.92 $1,301.88 1515 07/23/1955 10/21/1991 3.00 3.00 $597.84 1814 05/01/1954 03/04/1980 17.75 17.75 $4,626.84 2633 10/19/1961 11/17/1994 3.08 3.08 $753.72 3070 05/05/1953 11/05/1991 6.08 6.08 $1,653.48 3168 03/27/1953 12/08/1987 10.00 10.00 $1,846.92 3244 09/13/1953 11/07/1994 3.08 3.08 $641.28 4080 10/30/1953 04/10/1989 8.67 8.67 $2,186.16 8403 04/07/1953 11/19/1981 16.08 16.08 $3,840.24 8829 03/10/1953 03/04/1987 10.75 10.75 $2,075.28 9842 03/20/1954 09/24/1979 18.25 18.25 $4,378.68 3573 06/26/1955 10/01/1992 5.25 5.25 $1,197.24

K-54 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 5668 04/27/1956 09/16/1996 1.25 1.25 $276.60 7471 03/16/1956 12/29/1987 10.00 10.00 $2,680.68 3038 02/06/1957 11/16/1994 3.08 3.08 $697.20 3222 11/21/1955 03/14/1988 9.75 5.50 $1,364.28 3538 03/10/1953 02/14/1990 7.83 7.83 $1,848.12 4012 11/09/1970 07/10/1995 2.42 2.42 $1,133.16 4570 03/26/1967 04/25/1996 1.67 1.67 $520.44 4605 08/16/1956 08/27/1986 11.33 8.08 $1,720.56 0592 01/08/1957 08/28/1996 1.33 1.33 $325.56 1707 08/24/1956 11/30/1987 10.08 10.08 $2,926.92 7566 05/17/1956 11/10/1993 4.08 4.08 $854.40 8015 02/09/1961 12/28/1987 10.00 10.00 $2,082.12 8050 05/04/1956 10/06/1992 5.17 5.17 $1,561.80 9065 03/06/1957 08/03/1988 9.33 9.33 $2,449.20 9345 06/11/1967 03/07/1988 4.67 4.67 $851.16 9451 12/27/1963 04/10/1995 2.67 2.67 $580.80 9950 06/29/1954 04/17/1989 8.67 8.67 $1,970.40 4559 08/23/1958 10/31/1994 3.17 3.17 $591.24 4830 09/18/1958 05/08/1995 2.58 2.58 $579.00 5554 03/18/1961 10/07/1996 1.17 1.17 $258.12 8102 10/06/1967 04/08/1990 7.67 7.67 $1,566.00 8914 06/25/1957 12/12/1994 3.00 3.00 $772.08 9753 05/19/1970 07/10/1987 10.42 10.42 $1,955.52 0777 08/06/1956 10/16/1988 9.17 9.17 $1,940.52 2663 09/24/1961 02/09/1988 9.83 9.83 $2,134.80 3148 12/11/1957 06/01/1988 9.58 9.00 $2,281.92 6370 07/25/1958 09/14/1992 5.25 5.25 $1,311.48 6212 10/13/1958 01/14/1987 10.92 8.08 $2,264.88 8716 01/04/1967 10/29/1986 11.17 8.08 $2,056.56 8935 10/01/1960 04/04/1988 9.67 9.00 $2,019.84 9316 09/19/1958 10/23/1991 6.17 6.17 $1,496.88 9620 12/03/1959 03/30/1993 4.75 4.75 $1,545.36 9729 07/03/1959 06/15/1989 8.50 7.50 $1,324.92 2695 10/14/1967 10/16/1995 2.17 2.17 $465.96 4217 02/01/1971 01/15/1991 6.92 5.50 $1,277.04 4999 11/19/1964 10/15/1991 6.17 6.17 $1,316.04 6854 08/25/1958 10/26/1994 3.17 3.17 $881.52 8182 01/24/1963 09/16/1996 1.25 1.25 $237.60 2137 09/30/1965 10/14/1996 1.17 1.17 $269.88 5059 03/12/1964 07/21/1986 11.42 11.42 $2,689.20 5141 02/22/1959 06/12/1995 2.50 2.50 $583.68 5634 08/08/1971 12/03/1992 5.00 5.00 $999.84 8951 05/01/1975 11/10/1993 4.08 4.08 $935.64 K-55 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 8759 03/03/1970 03/07/1996 1.75 1.75 $474.60 2152 05/06/1955 10/31/1977 20.17 20.17 $3,513.48 2540 09/29/1960 12/08/1992 5.00 2.50 $905.16 5211 10/17/1962 08/05/1985 12.25 4.17 $1,203.72 6671 06/29/1962 07/24/1988 9.42 9.00 $3,109.20 9155 07/15/1960 02/24/1993 4.83 4.83 $1,215.36 1603 06/23/1973 07/18/1991 6.42 6.42 $1,587.36 1852 10/07/1962 11/25/1986 11.08 8.08 $2,451.36 4827 03/27/1963 08/11/1986 11.33 11.33 $2,903.40 8623 04/18/1963 08/24/1988 9.33 9.33 $2,339.28 8671 03/04/1963 02/05/1989 8.83 8.83 $2,551.92 9980 12/21/1969 05/21/1996 1.58 1.58 $333.96 1894 09/19/1961 01/24/1983 14.92 14.92 $2,532.00 1907 01/29/1960 11/03/1991 6.08 6.08 $1,531.08 3296 09/27/1962 08/07/1989 8.33 8.33 $1,957.20 3864 06/22/1963 10/03/1988 9.17 4.50 $4,733.76 4504 07/10/1961 08/22/1990 7.33 5.50 $1,414.44 7711 12/15/1965 08/18/1986 11.33 11.33 $2,134.32 7108 10/13/1973 02/16/1996 1.83 1.83 $593.76 0673 07/05/1964 07/11/1988 9.42 9.42 $3,465.36 2327 07/27/1969 02/06/1989 8.83 8.83 $2,857.32 3897 09/10/1976 01/16/1995 2.92 2.92 $637.32 4183 04/25/1966 08/08/1994 3.33 3.33 $825.72 6020 05/31/1974 06/17/1996 1.50 1.50 $731.28 6225 10/23/1964 01/10/1989 8.92 8.92 $1,767.36 6290 10/11/1971 05/08/1990 7.58 7.58 $1,541.64 6450 12/28/1957 11/02/1988 9.08 9.08 $2,521.32 2819 06/27/1968 07/11/1988 9.42 9.42 $2,614.08 3056 03/03/1966 10/17/1988 9.17 9.17 $2,131.08 9850 02/15/1966 04/24/1990 7.67 7.67 $2,263.32 5949 06/21/1973 06/05/1992 5.50 5.50 $1,010.28 9824 04/27/1965 07/29/1992 5.42 5.42 $1,192.56 0140 09/08/1969 08/30/1993 4.33 4.33 $1,044.60 2998 07/07/1970 12/05/1988 9.00 9.00 $1,715.04 4982 03/16/1975 09/15/1996 1.25 1.25 $293.88 7256 08/17/1965 09/27/1989 8.25 5.50 $1,570.20 7395 02/08/1969 06/19/1989 6.50 6.50 $1,399.20 7740 09/27/1969 11/12/1996 1.08 1.08 $214.56 8440 08/08/1969 09/01/1993 4.33 4.33 $1,146.36 1490 10/25/1969 08/15/1994 3.33 3.33 $954.24 2520 06/09/1967 10/15/1987 10.17 10.17 $2,098.20 5463 02/16/1970 06/13/1988 9.50 5.50 $1,255.68 9520 05/07/1965 08/30/1996 1.33 1.33 $340.80

K-56 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 2083 07/29/1973 06/13/1995 2.50 2.50 $570.48 5604 09/16/1967 09/16/1985 10.92 10.92 $1,732.92 8678 03/21/1968 07/15/1986 11.42 9.00 $2,706.84 2113 04/23/1971 06/19/1994 3.50 3.50 $825.00 2887 12/10/1968 03/28/1988 9.75 5.50 $1,454.52 4330 01/23/1968 04/20/1994 3.67 3.67 $981.48 4701 06/15/1970 08/30/1993 4.33 4.33 $1,212.24 3606 08/05/1969 03/03/1993 4.75 4.75 $1,209.96 5880 11/08/1971 08/06/1990 7.33 7.33 $1,649.88 6037 06/26/1971 09/16/1990 7.25 7.25 $1,670.52 6461 06/27/1971 06/25/1991 7.17 7.17 $1,672.68 6822 10/01/1969 08/04/1993 4.33 4.33 $1,303.92 7235 01/02/1968 10/31/1989 8.17 8.17 $1,773.60 7706 12/31/1967 05/07/1992 5.58 5.58 $1,631.16 8488 12/10/1968 10/01/1993 4.25 4.25 $963.84 8531 03/02/1973 05/11/1994 3.58 3.58 $801.12 0664 06/16/1934 08/31/1987 10.33 9.00 $8,600.52 2428 10/05/1959 11/06/1991 6.08 6.08 $1,314.48 3936 03/16/1970 05/04/1994 3.58 3.58 $919.68 4221 03/05/1968 03/04/1996 1.75 1.75 $407.64 3877 05/08/1971 01/21/1992 5.92 5.50 $1,678.92 5204 12/20/1936 01/17/1990 7.92 7.92 $1,927.08 0110 09/19/1972 10/02/1991 6.25 5.50 $1,387.20 0830 09/14/1974 08/30/1993 4.33 4.33 $1,077.24 1596 03/26/1975 02/01/1996 1.92 1.92 $430.56 1415 06/06/1971 07/23/1990 7.42 7.42 $1,503.00 1219 11/09/1936 08/18/1986 11.33 8.08 $2,358.48 5229 04/22/1939 08/22/1988 9.33 9.33 $2,112.00 5703 11/30/1938 01/24/1983 14.92 14.92 $4,403.64 5907 09/20/1935 10/17/1988 9.17 9.00 $1,919.64 6302 03/27/1937 04/26/1989 8.67 8.67 $6,401.76 7921 05/07/1974 07/11/1993 2.75 2.75 $727.44 6909 11/10/1970 05/22/1990 7.58 7.58 $2,118.24 3812 11/15/1972 04/10/1995 1.58 1.58 $439.08 8010 08/06/1940 06/24/1968 29.50 29.50 $14,296.92 7529 07/21/1962 03/12/1992 5.75 5.75 $1,283.28 1934 10/22/1942 01/07/1980 17.92 17.92 $9,420.96 5361 01/27/1942 10/19/1981 16.17 16.17 $11,296.20 1108 06/11/1957 06/03/1991 6.50 6.50 $1,463.16 5693 05/05/1968 10/13/1995 2.17 2.17 $451.32 0640 05/15/1944 02/29/1988 9.83 9.83 $1,919.16 4604 12/20/1941 03/27/1995 2.75 2.75 $605.40 2867 04/04/1962 10/01/1991 6.25 6.25 $1,407.96 K-57 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 1872 03/16/1946 06/20/1988 9.50 9.50 $2,300.16 5437 02/23/1944 10/20/1970 27.17 9.25 $5,234.16 0641 04/19/1946 08/11/1986 11.33 11.33 $2,244.36 1316 06/18/1945 10/04/1996 1.17 1.17 $466.68 5794 02/11/1946 08/08/1990 7.33 7.33 $1,692.24 8253 03/31/1947 01/26/1987 10.92 8.08 $3,517.20 8648 10/13/1946 03/19/1987 10.75 8.08 $1,902.00 9255 02/06/1947 09/02/1986 11.33 8.08 $2,966.88 0235 07/06/1946 10/02/1978 19.17 19.17 $6,379.92 0455 04/09/1945 07/04/1991 5.00 5.00 $1,451.04 1490 11/12/1944 11/27/1978 28.58 28.58 $10,141.44 5287 08/25/1948 04/15/1991 6.67 6.67 $1,337.16 5790 06/29/1957 04/21/1986 11.67 11.67 $2,106.36 6993 05/16/1948 12/30/1991 6.00 6.00 $1,367.28 7475 10/10/1946 05/23/1988 9.58 9.58 $3,885.60 7921 01/26/1948 10/16/1986 8.25 5.17 $1,090.80 8612 05/02/1948 11/11/1987 10.08 8.08 $1,798.32 8620 12/17/1947 12/13/1989 8.00 7.50 $2,264.52 8794 02/21/1947 09/03/1992 5.25 5.25 $1,753.56 7317 06/09/1951 01/10/1993 4.92 4.92 $1,035.48 7519 11/01/1946 12/28/1987 10.00 10.00 $2,262.60 8066 06/29/1948 07/20/1988 9.42 9.42 $1,867.80 8084 09/30/1948 03/16/1992 5.75 5.75 $1,219.44 8315 04/06/1950 11/08/1988 9.08 9.08 $2,796.96 8781 07/01/1947 10/17/1989 8.17 8.17 $1,576.32 9028 01/29/1947 11/23/1987 10.08 10.08 $2,542.32 9125 02/01/1949 11/02/1987 10.08 10.08 $2,891.52 9353 09/27/1950 10/07/1981 13.17 13.17 $2,553.00 2807 10/11/1948 01/10/1989 8.92 8.92 $2,051.88 3527 01/31/1950 04/13/1994 3.67 3.67 $996.72 6229 03/26/1947 06/04/1990 7.50 7.50 $1,651.44 9434 04/18/1950 02/26/1979 18.83 18.83 $5,566.56 9105 08/09/1950 08/14/1986 11.33 11.33 $2,483.04 9844 01/03/1951 12/10/1984 13.00 13.00 $2,306.16 0113 07/20/1953 09/25/1991 6.25 5.50 $1,509.84 1102 03/21/1950 01/07/1990 7.92 7.92 $1,716.84 1288 10/12/1951 09/27/1990 7.25 7.25 $2,245.32 5133 04/04/1951 01/08/1979 18.92 18.92 $4,669.44 8812 01/06/1957 08/01/1988 9.42 5.50 $2,743.20 0021 05/10/1949 04/05/1988 9.67 9.00 $2,262.48 2094 11/16/1951 07/21/1988 9.42 9.00 $3,297.00 3571 10/24/1952 05/02/1989 8.58 8.58 $2,100.84 5357 09/20/1955 01/09/1995 2.92 2.92 $634.08

K-58 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 6626 12/04/1950 10/31/1988 9.17 9.17 $2,341.20 6778 02/13/1953 08/30/1993 4.33 4.33 $1,558.92 6813 09/11/1953 12/28/1987 10.00 10.00 $3,384.36 0597 12/12/1950 10/12/1994 3.17 3.17 $716.04 6494 03/30/1954 09/25/1983 14.25 14.25 $2,654.64 6607 10/03/1952 10/08/1993 4.17 4.17 $1,205.40 6761 10/04/1954 07/04/1991 6.42 6.42 $1,855.08 7009 06/11/1953 05/30/1989 8.58 8.58 $2,079.24 3811 10/02/1954 03/17/1986 11.75 11.75 $2,494.20 5233 10/17/1954 06/23/1992 5.50 5.50 $1,472.52 5746 09/09/1953 09/11/1992 5.25 5.25 $1,278.84 2634 05/16/1955 09/23/1986 11.25 11.25 $2,231.64 3098 10/29/1954 07/11/1983 14.42 14.42 $3,041.64 3863 06/21/1955 08/07/1993 1.92 1.92 $589.56 4036 09/29/1956 08/09/1993 4.33 4.33 $1,658.64 5015 05/09/1957 08/03/1981 16.33 16.33 $6,377.52 6779 03/01/1955 05/26/1987 10.58 10.58 $2,605.32 8392 07/05/1956 07/23/1986 11.42 11.42 $3,049.56 3194 11/06/1955 09/14/1981 16.25 16.25 $3,279.96 6416 08/22/1957 08/01/1989 8.42 8.42 $3,153.96 7634 08/01/1956 11/02/1987 10.08 10.08 $2,546.40 8794 05/04/1958 07/21/1997 10.67 1.42 $124.44 1146 10/01/1961 06/14/1993 4.50 4.50 $985.80 3897 05/13/1962 05/12/1994 3.58 3.58 $1,096.80 4595 11/21/1957 05/24/1982 15.58 15.58 $3,153.48 5106 06/08/1960 02/08/1987 10.83 8.08 $1,949.76 5525 10/23/1958 03/16/1987 10.75 8.08 $2,173.44 7157 02/26/1961 03/07/1993 4.75 4.75 $1,146.24 8206 11/08/1956 10/24/1988 9.17 9.17 $2,355.36 9235 04/17/1962 08/15/1988 9.33 9.00 $3,653.88 9505 11/03/1965 09/04/1986 11.25 8.08 $2,819.76 2152 02/11/1957 11/28/1989 8.08 8.08 $1,553.64 6133 08/12/1957 08/18/1975 22.33 22.33 $6,123.96 7660 07/27/1957 05/12/1995 2.58 2.58 $891.12 1258 09/07/1962 05/22/1995 2.58 2.58 $1,419.84 6970 05/24/1968 07/19/1987 10.42 8.08 $1,990.44 7888 01/02/1959 06/06/1988 9.50 9.00 $2,793.00 1988 01/07/1963 02/12/1990 7.83 7.83 $1,539.24 3285 06/04/1974 10/28/1996 1.17 1.17 $297.84 3360 07/29/1960 03/07/1991 6.75 5.50 $1,848.60 8226 10/10/1965 08/29/1994 3.33 3.33 $689.28 8545 03/06/1961 05/01/1990 7.67 7.67 $2,145.24 9758 01/13/1948 08/10/1988 9.33 9.00 $2,118.00 K-59 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 4640 05/12/1970 05/17/1993 4.58 4.58 $1,471.68 4700 06/14/1961 06/12/1995 2.50 2.50 $754.68 4731 05/24/1966 05/13/1992 5.58 5.58 $1,248.60 4986 05/16/1956 03/04/1992 5.75 5.75 $1,488.84 1684 09/23/1960 10/06/1992 5.17 5.17 $1,267.32 4671 12/11/1964 02/08/1988 9.83 5.50 $1,766.28 5899 03/27/1960 01/23/1993 4.92 4.92 $985.80 6946 12/29/1961 11/16/1981 16.00 0.42 $100.80 7117 03/26/1963 07/06/1989 8.42 8.42 $2,434.32 8366 12/25/1971 07/24/1995 2.42 2.42 $546.48 9457 12/15/1972 08/14/1991 6.33 5.50 $1,452.24 9875 02/23/1973 03/04/1992 3.50 3.50 $639.72 2241 04/25/1962 03/04/1991 6.75 6.75 $1,976.04 3598 08/06/1965 03/15/1993 4.75 4.75 $1,258.56 4256 12/27/1967 05/09/1995 2.58 2.58 $612.96 8466 06/07/1967 03/08/1994 3.75 3.75 $1,148.04 8882 11/30/1960 06/26/1989 8.67 8.67 $2,426.40 0578 08/05/1959 04/15/1991 6.67 5.50 $1,724.40 1747 08/28/1961 09/01/1981 16.33 16.33 $3,559.44 3308 10/02/1960 09/21/1989 8.25 8.25 $1,641.48 4868 02/08/1972 05/26/1992 3.67 3.67 $836.28 7047 02/25/1969 08/23/1989 8.33 7.50 $1,598.04 8479 08/13/1976 06/19/1995 2.50 2.50 $588.48 0893 09/11/1963 09/25/1989 8.25 8.25 $1,849.80 3967 08/04/1964 11/30/1987 10.08 10.08 $4,609.20 4255 05/17/1964 10/02/1991 6.25 5.50 $1,557.36 0636 08/07/1962 08/30/1996 1.33 1.33 $294.96 0854 07/26/1962 10/19/1992 5.17 5.17 $1,875.84 2750 11/19/1964 04/25/1988 9.67 5.50 $1,426.32 4790 10/24/1962 09/06/1988 9.25 9.00 $3,131.52 5889 05/16/1964 04/23/1987 10.67 8.08 $2,668.56 7356 12/07/1963 05/08/1989 8.58 8.58 $2,850.12 8564 03/21/1963 08/21/1996 1.33 1.33 $416.40 8604 09/27/1963 05/10/1996 1.58 1.58 $333.00 9628 09/01/1966 03/23/1989 8.75 8.08 $1,938.84 3863 07/24/1964 03/27/1995 2.75 2.75 $679.92 6409 09/02/1963 05/30/1995 2.58 2.58 $578.40 2252 02/27/1964 12/05/1989 8.00 8.00 $1,672.08 3208 07/24/1964 10/31/1994 3.17 3.17 $649.44 7883 05/02/1965 02/04/1993 4.83 4.83 $2,042.04 6788 10/04/1964 02/06/1989 8.83 8.83 $2,748.00 1458 09/27/1965 04/27/1994 3.67 3.67 $1,056.96 2735 08/02/1965 11/11/1991 6.08 6.08 $1,296.24

K-60 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 6303 12/25/1972 08/02/1993 4.33 4.33 $1,178.28 2471 11/22/1973 04/05/1995 2.67 2.67 $553.20 2972 12/17/1966 05/03/1996 1.58 1.58 $419.28 5086 06/22/1976 10/12/1994 3.17 3.17 $745.80 5235 08/17/1970 05/19/1994 3.58 3.58 $860.64 6425 08/15/1973 11/03/1991 6.08 6.08 $1,644.36 7045 06/18/1976 09/01/1995 2.33 2.33 $468.48 8879 10/24/1974 03/17/1995 2.75 2.75 $579.36 4738 10/13/1966 05/15/1991 6.58 5.50 $1,294.32 5474 12/19/1967 06/02/1992 5.50 5.50 $1,232.64 7867 10/08/1967 11/07/1994 3.08 3.08 $892.32 8965 12/26/1966 03/17/1986 11.75 11.75 $2,936.28 0107 05/05/1967 05/18/1994 3.58 3.58 $834.00 1297 07/24/1974 05/17/1996 1.58 1.58 $427.68 9941 01/06/1967 09/27/1991 6.25 5.50 $1,169.40 0598 03/23/1968 01/16/1990 7.92 7.92 $1,739.28 8026 11/07/1972 05/06/1996 1.58 1.58 $501.24 8925 10/30/1972 07/10/1995 2.42 2.42 $1,060.08 3884 03/11/1971 10/18/1996 1.17 1.17 $253.32 7956 12/15/1976 02/22/1996 1.83 1.83 $412.32 8748 10/03/1968 04/24/1990 7.67 7.67 $1,896.00 3311 06/29/1970 08/20/1991 6.33 5.50 $1,415.88 4689 03/02/1971 07/21/1994 3.42 3.42 $720.60 9359 07/09/1970 11/07/1989 8.08 5.50 $1,732.08 9530 07/24/1970 06/06/1988 9.50 9.50 $2,233.56 2406 10/28/1937 07/08/1980 17.42 17.42 $4,732.08 2413 01/25/1938 02/29/1988 9.83 9.83 $2,023.68 5032 06/15/1935 11/21/1988 9.08 9.08 $2,703.00 7225 08/05/1937 08/01/1988 9.42 9.42 $1,899.60 9295 10/27/1934 06/02/1952 45.50 45.50 $10,332.84 2421 11/23/1973 03/24/1993 4.75 4.75 $1,191.60 2645 09/09/1977 05/10/1996 1.58 1.58 $397.32 5798 02/26/1971 09/11/1989 8.25 7.50 $1,532.16 2514 08/05/1936 01/22/1979 18.92 18.92 $8,092.32 1268 12/29/1976 06/12/1995 2.50 2.50 $569.88 4867 08/01/1974 08/24/1992 5.33 5.33 $1,522.56 2632 08/07/1974 09/20/1996 1.25 1.25 $262.92 3078 04/08/1974 11/22/1995 2.08 2.08 $457.32 4316 10/24/1974 11/02/1993 4.08 4.08 $947.64 7711 12/27/1976 06/19/1995 2.50 2.50 $538.80 3598 01/06/1938 03/17/1988 9.75 9.75 $1,985.88 2915 06/18/1976 12/12/1994 3.00 3.00 $628.44 2994 04/04/1938 07/06/1992 5.42 5.42 $3,312.36 K-61 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 4233 08/10/1938 02/14/1989 8.83 8.83 $1,670.64 2451 12/08/1955 12/04/1996 1.00 1.00 $192.96 5154 01/17/1942 11/25/1996 1.08 1.08 $261.72 9557 08/09/1941 07/14/1988 9.42 9.00 $1,645.56 6639 10/13/1940 09/17/1991 6.25 6.25 $1,455.60 7273 04/08/1941 07/30/1984 13.42 13.42 $3,641.64 8808 02/27/1942 06/21/1989 8.50 8.50 $2,298.72 1326 10/05/1942 01/23/1987 10.92 8.08 $2,224.80 5566 06/23/1943 03/13/1990 7.75 7.75 $2,211.84 6710 09/22/1941 04/27/1987 10.67 10.67 $1,986.48 7200 05/10/1943 10/10/1988 9.17 9.17 $1,897.08 5861 01/10/1944 02/02/1990 7.83 7.83 $2,401.68 4990 05/14/1961 07/24/1995 2.42 2.42 $567.48 0851 01/20/1944 01/02/1991 6.92 6.92 $1,915.80 9175 03/12/1945 05/31/1988 9.58 9.00 $2,737.56 0220 07/22/1949 04/06/1988 9.67 8.08 $3,508.92 1327 12/14/1944 10/05/1966 31.17 8.08 $4,246.68 2191 06/06/1946 02/15/1988 9.83 4.50 $2,405.64 5255 06/22/1947 06/01/1988 9.58 9.00 $2,005.08 6122 07/14/1948 09/07/1994 3.25 3.25 $740.04 6832 03/02/1947 06/21/1990 7.50 5.50 $1,057.32 6953 04/30/1949 01/18/1990 7.92 7.92 $1,690.20 1686 02/15/1949 11/30/1987 10.08 5.50 $2,925.60 4821 02/17/1948 06/26/1995 2.50 2.50 $552.36 5029 09/24/1955 01/27/1987 10.92 10.92 $5,876.52 6692 08/17/1950 10/29/1986 11.17 8.08 $2,265.24 9471 09/28/1939 06/15/1992 5.50 5.50 $6,244.08 5290 12/04/1947 08/19/1970 27.33 8.08 $4,349.28 6684 12/21/1948 10/01/1992 5.25 5.25 $1,631.16 7428 07/14/1950 01/09/1972 25.92 25.92 $7,284.72 6416 01/26/1950 11/21/1988 9.08 9.08 $2,349.24 7471 09/15/1949 09/01/1992 5.33 5.33 $1,299.12 0463 04/08/1951 08/26/1991 6.33 6.33 $2,221.56 6283 12/23/1952 12/01/1988 9.08 9.08 $2,244.12 9133 12/10/1955 07/18/1995 2.42 2.42 $577.56 4385 06/12/1954 11/25/1992 5.08 5.08 $1,631.40 0355 11/14/1955 08/19/1987 10.33 10.33 $2,313.12 0522 10/10/1955 08/31/1981 16.33 16.33 $4,215.00 0843 08/21/1955 01/30/1989 6.58 6.58 $1,183.80 1096 12/27/1955 12/06/1993 4.00 4.00 $863.04 2403 04/13/1955 04/13/1981 16.67 16.67 $3,651.96 5936 01/03/1959 06/17/1994 3.50 3.50 $1,103.88 7563 04/04/1959 11/28/1989 8.08 8.08 $1,937.64

K-62 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 7802 05/20/1958 12/10/1990 7.00 7.00 $2,274.60 9321 07/25/1958 10/27/1980 17.17 17.17 $6,049.56 9806 01/22/1958 04/21/1987 10.67 10.67 $2,161.56 9836 11/06/1957 01/27/1987 10.92 10.92 $2,334.00 5124 08/02/1963 09/30/1996 1.25 1.25 $390.36 5779 12/23/1955 12/01/1986 11.08 8.08 $3,235.56 6605 05/26/1957 07/27/1987 10.42 8.08 $1,786.08 7392 06/15/1956 09/03/1992 5.25 5.25 $1,158.84 3241 10/18/1965 08/20/1989 8.33 8.33 $2,345.28 7910 08/12/1954 12/29/1987 10.00 10.00 $1,764.72 8015 12/28/1953 08/08/1994 3.33 3.33 $711.12 9868 08/07/1959 02/26/1989 12.50 12.50 $2,487.24 0966 12/10/1956 03/09/1993 4.75 4.75 $1,130.40 4168 05/04/1960 05/02/1988 9.58 9.58 $2,323.32 7359 05/01/1959 06/14/1992 5.50 5.50 $1,915.80 8063 04/23/1963 06/23/1994 3.50 3.50 $787.44 8584 07/17/1964 09/12/1988 9.25 5.50 $1,751.28 2789 05/23/1958 08/07/1989 8.33 8.33 $1,909.32 3307 03/29/1957 06/10/1992 5.50 5.50 $1,238.76 5135 11/01/1965 01/03/1994 3.92 3.92 $1,875.00 6884 05/23/1960 06/30/1986 11.50 11.50 $2,715.60 7186 03/05/1957 03/01/1988 9.83 5.50 $2,197.56 7746 10/06/1959 11/20/1989 8.08 8.08 $1,941.48 9761 04/07/1945 09/20/1988 9.25 9.00 $2,036.76 0083 09/10/1967 12/05/1988 9.00 9.00 $2,722.92 0276 02/18/1974 07/06/1992 5.42 5.42 $1,440.96 2053 11/22/1959 04/09/1990 7.67 1.50 $333.36 2129 01/02/1959 07/26/1987 10.42 8.08 $2,458.20 3846 04/28/1960 11/21/1991 6.08 5.50 $1,392.72 6111 10/30/1963 04/26/1987 10.67 8.08 $2,197.56 6220 06/04/1965 02/04/1990 7.83 7.50 $2,615.76 8001 06/20/1964 06/11/1984 13.50 9.00 $2,476.56 1483 06/01/1967 11/07/1989 8.08 8.08 $1,697.28 4096 08/02/1963 12/19/1983 14.00 14.00 $2,965.68 6562 05/07/1973 01/15/1996 1.92 1.92 $519.72 0301 03/16/1959 01/12/1988 9.92 9.92 $2,536.20 1238 01/04/1961 01/04/1988 9.92 9.92 $2,771.40 7019 05/28/1961 10/11/1993 4.17 4.17 $1,311.12 4235 12/08/1959 12/18/1996 1.00 1.00 $199.92 4314 10/08/1964 04/24/1990 7.67 7.67 $1,634.76 4539 05/03/1962 08/08/1989 8.33 1.50 $340.68 5973 07/26/1960 03/10/1981 16.75 16.75 $5,473.80 9180 12/17/1971 09/24/1990 7.25 5.50 $1,863.48 K-63 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 4646 01/20/1960 04/01/1984 13.75 13.75 $7,391.16 6273 03/10/1969 07/12/1991 6.42 6.42 $2,364.72 0042 05/05/1963 08/28/1988 9.33 8.08 $1,809.48 0677 05/15/1965 01/18/1988 9.92 5.50 $1,564.92 1197 04/26/1969 08/29/1991 6.33 5.50 $1,530.36 1791 06/14/1964 12/26/1989 8.00 4.50 $1,886.04 4288 12/13/1960 10/23/1986 9.83 6.75 $1,583.88 8456 06/02/1962 11/11/1996 1.08 1.08 $201.84 8595 01/14/1968 08/16/1989 8.33 8.33 $2,397.48 2999 02/24/1963 06/01/1982 15.58 15.58 $3,005.16 4295 07/01/1964 11/28/1995 2.08 2.08 $497.04 6372 04/29/1968 04/18/1996 1.66 1.66 $341.04 1259 03/20/1961 01/04/1988 9.92 5.50 $1,625.04 6313 09/01/1965 11/07/1989 6.92 6.92 $1,467.60 8390 04/05/1966 09/25/1989 8.25 8.25 $2,170.68 9112 04/06/1968 06/04/1990 7.50 7.50 $4,579.44 9288 02/12/1963 11/05/1991 6.08 6.08 $1,278.00 9370 10/14/1963 10/26/1993 4.17 4.17 $1,115.28 9755 08/18/1970 12/12/1994 3.00 3.00 $649.92 7399 07/27/1965 08/23/1993 4.33 4.33 $1,093.56 2154 10/11/1966 10/04/1989 4.08 4.08 $955.08 3809 10/03/1963 05/07/1992 5.58 5.58 $1,441.08 7425 11/02/1964 06/28/1996 1.50 1.50 $315.48 8796 01/22/1977 07/24/1995 2.41 2.41 $490.80 9315 06/28/1966 07/11/1990 7.42 7.42 $1,913.52 0126 03/03/1973 06/10/1992 5.50 5.50 $1,115.40 2652 01/10/1965 05/22/1990 7.58 7.58 $1,575.24 7306 12/19/1964 10/18/1993 2.58 2.58 $632.04 9481 07/06/1969 02/14/1996 1.83 1.83 $393.24 0312 12/01/1973 10/27/1993 1.92 1.92 $508.92 4373 12/30/1969 07/09/1988 9.42 7.50 $1,856.40 2869 10/01/1975 07/26/1996 1.41 1.41 $274.44 6726 03/25/1967 07/13/1987 10.42 10.42 $2,578.44 0330 04/24/1975 06/09/1993 4.50 4.50 $318.36 2425 12/05/1968 10/06/1988 9.17 5.50 $2,088.36 4071 10/13/1967 03/06/1990 7.75 7.75 $1,458.36 4583 04/12/1969 08/15/1989 8.33 8.33 $2,016.84 1316 05/20/1934 07/21/1991 6.42 6.42 $1,630.80 4493 10/29/1934 09/27/1993 4.25 4.25 $1,209.36 6728 08/21/1932 09/20/1989 8.25 8.25 $2,541.60 2143 08/20/1972 06/07/1992 5.50 5.50 $1,547.40 5133 03/04/1970 03/13/1989 8.75 8.75 $1,979.64 5754 03/01/1971 04/28/1992 5.67 5.67 $1,461.96

K-64 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 7121 07/18/1936 04/04/1988 9.67 9.00 $2,814.36 2440 02/24/1973 04/06/1992 5.67 5.67 $1,091.28 6405 03/10/1973 09/10/1991 3.83 3.83 $687.48 7242 10/30/1975 08/16/1996 1.33 1.33 $264.12 0836 10/10/1940 12/14/1987 10.00 10.00 $3,353.64 0444 02/16/1972 08/20/1990 7.33 5.50 $1,827.60 2469 09/15/1972 03/20/1995 2.75 2.75 $577.80 6401 11/29/1939 06/07/1992 5.50 5.50 $1,174.20 6658 05/30/1941 03/29/1992 5.75 5.75 $1,452.60 8761 06/25/1975 07/25/1994 3.42 3.42 $831.48 0448 11/15/1943 10/11/1993 4.17 4.17 $932.88 2294 12/09/1939 11/18/1996 1.08 1.08 $225.00 4044 02/28/1939 06/20/1988 9.50 9.50 $2,390.52 4107 05/25/1940 03/20/1995 2.75 2.75 $630.24 4194 06/08/1939 03/04/1992 5.75 5.75 $1,125.96 1174 06/12/1941 06/13/1988 9.50 9.50 $1,873.80 1176 07/27/1942 06/14/1988 9.50 9.50 $2,355.96 2083 03/18/1940 01/02/1979 18.92 18.92 $4,507.56 2202 04/26/1942 06/24/1990 7.50 7.50 $1,453.56 3866 06/07/1939 05/03/1989 8.58 8.58 $2,016.60 3918 10/20/1938 12/10/1979 18.00 18.00 $3,034.80 1175 01/17/1941 06/21/1989 8.50 7.50 $1,439.28 1986 11/12/1942 10/02/1978 19.17 19.17 $6,003.72 2287 07/06/1941 01/02/1979 18.92 18.92 $5,046.84 3232 05/21/1943 05/01/1990 6.00 6.00 $1,094.28 0237 11/29/1944 12/10/1990 7.00 7.00 $2,160.72 0736 11/22/1944 12/10/1990 7.00 7.00 $2,095.44 0924 08/04/1944 11/05/1980 17.08 17.08 $3,417.12 3716 07/20/1943 10/17/1989 8.17 8.17 $1,714.92 9038 08/05/1943 01/02/1979 18.92 18.92 $8,079.24 5249 10/07/1945 10/13/1969 28.17 28.17 $6,199.20 7918 07/22/1946 08/05/1985 12.33 12.33 $3,162.96 8211 11/17/1944 08/10/1987 10.33 10.33 $2,115.12 5947 05/14/1944 05/29/1990 7.58 7.58 $1,800.00 7822 10/25/1946 09/21/1987 10.25 10.25 $6,485.52 0917 05/06/1951 08/15/1994 3.33 3.33 $1,102.68 3577 11/22/1944 08/03/1989 8.33 8.33 $1,904.40 5587 09/08/1945 05/21/1984 13.58 9.00 $5,235.96 9478 03/25/1948 09/12/1983 14.25 14.25 $3,467.88 0433 07/29/1954 03/09/1987 10.75 10.75 $3,602.04 7086 12/15/1946 07/15/1987 10.42 5.50 $1,644.24 1299 12/06/1946 07/05/1988 9.42 9.00 $2,037.24 2025 04/25/1948 07/11/1988 9.42 9.00 $1,988.76 K-65 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 2204 11/10/1948 12/10/1990 7.00 7.00 $2,004.84 1017 05/08/1950 03/14/1988 9.75 9.00 $2,543.04 9276 03/14/1950 02/25/1990 7.83 7.50 $2,956.08 1978 08/12/1966 09/27/1995 2.25 2.25 $1,579.68 2531 03/31/1952 04/23/1978 19.67 19.67 $5,292.60 3080 05/30/1952 03/29/1976 21.75 21.75 $4,543.32 3857 04/13/1951 08/19/1985 12.33 12.33 $4,052.88 8924 01/20/1952 01/08/1979 18.92 18.92 $6,830.76 5917 06/23/1952 04/11/1989 8.67 8.67 $2,602.32 7177 09/08/1951 08/12/1992 5.33 5.33 $1,839.24 7640 12/26/1952 06/29/1981 16.50 16.50 $4,249.08 8444 03/27/1950 09/07/1993 4.25 4.25 $1,121.88 9477 12/12/1949 02/15/1993 4.83 4.83 $1,146.84 8555 04/09/1954 10/04/1989 8.17 8.17 $1,673.76 0611 06/29/1952 08/17/1987 10.33 8.08 $2,638.08 4482 06/02/1952 06/09/1980 17.50 17.50 $3,588.36 4760 12/13/1953 06/03/1985 12.50 12.50 $6,280.92 5754 01/22/1953 12/07/1987 10.00 10.00 $2,673.12 5804 10/26/1966 12/05/1989 8.00 8.00 $2,002.68 7263 01/16/1954 02/01/1988 9.92 9.92 $2,620.56 8122 10/09/1954 07/17/1989 8.42 8.42 $3,300.96 1069 01/27/1956 01/11/1989 8.92 8.92 $3,716.04 2159 11/13/1953 05/14/1984 12.75 12.75 $3,164.88 3495 02/27/1957 01/30/1984 13.92 13.92 $3,576.60 3599 02/13/1956 08/06/1984 13.33 13.33 $3,385.92 7565 04/10/1954 02/24/1992 5.83 5.83 $3,892.08 3185 01/04/1956 04/04/1988 9.67 9.00 $2,805.36 5061 06/19/1956 11/07/1988 9.08 9.08 $2,650.56 5069 01/30/1955 05/08/1995 2.58 2.58 $495.00 6816 01/24/1955 06/01/1989 8.58 8.58 $1,647.24 8160 12/06/1965 08/12/1985 12.33 12.33 $2,473.20 8609 12/23/1954 12/10/1979 18.00 18.00 $4,318.20 5036 09/09/1971 05/13/1992 5.58 5.58 $2,177.28 6227 11/22/1959 11/13/1985 12.08 12.08 $2,560.32 6901 08/12/1960 03/21/1977 11.08 11.08 $3,549.96 1516 12/13/1955 03/30/1992 5.75 5.75 $1,090.44 3253 12/11/1968 02/20/1995 2.83 2.83 $607.56 4822 09/25/1962 10/24/1988 9.17 9.17 $2,434.56 5246 07/09/1959 01/21/1985 12.92 12.92 $2,739.12 5787 11/21/1961 05/12/1992 5.58 5.50 $1,543.08 5863 04/18/1959 03/24/1980 17.75 1.50 $231.24 7284 12/31/1959 08/30/1993 4.33 4.33 $1,214.88 0050 02/13/1966 10/08/1991 6.17 6.17 $1,328.40

K-66 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 5009 11/12/1969 05/24/1988 9.58 9.58 $1,980.72 5781 07/20/1964 09/03/1996 1.25 1.25 $390.36 6768 04/30/1960 09/02/1986 11.33 8.08 $810.60 2888 01/12/1963 05/18/1981 16.58 16.58 $5,003.28 6287 12/05/1960 07/11/1990 7.42 7.42 $1,621.44 6826 12/18/1963 09/25/1986 11.25 8.08 $1,892.28 8715 10/11/1960 09/04/1979 18.25 18.25 $5,484.60 0989 11/18/1958 11/30/1987 10.08 10.08 $3,125.76 2417 10/02/1959 02/19/1996 1.83 1.83 $472.44 3085 08/03/1959 10/13/1986 11.17 8.08 $2,467.80 5477 11/06/1965 06/19/1995 2.50 2.50 $578.64 5712 12/30/1970 08/15/1993 4.33 4.33 $947.04 5889 05/10/1960 06/07/1979 18.50 18.50 $4,937.88 6423 02/23/1957 09/08/1992 5.25 5.25 $1,586.64 7174 03/19/1969 11/01/1996 1.17 1.17 $245.52 9931 06/03/1961 03/01/1995 2.83 2.83 $830.52 3268 06/28/1974 11/07/1994 3.08 3.08 $783.12 3293 02/16/1961 11/08/1992 5.08 5.08 $1,101.24 5568 12/01/1962 11/27/1995 2.08 2.08 $445.44 7183 12/01/1962 03/04/1996 1.75 1.75 $407.64 5655 02/01/1961 08/21/1995 2.33 2.33 $636.24 2906 10/30/1961 12/30/1985 12.00 12.00 $2,546.64 6153 12/24/1960 05/22/1992 5.58 5.58 $1,305.60 7497 08/09/1969 01/28/1992 5.92 5.92 $1,914.84 7911 09/08/1962 06/06/1991 6.50 5.50 $1,581.84 8531 09/04/1963 09/01/1987 10.33 10.33 $5,340.96 1112 10/04/1962 06/04/1990 7.50 7.50 $2,272.44 1793 11/08/1962 01/06/1988 9.92 9.92 $2,544.24 4122 07/16/1971 08/15/1996 1.33 1.33 $334.56 2544 07/23/1970 03/29/1995 2.75 1.50 $328.68 2888 07/17/1968 05/04/1994 3.58 3.58 $956.04 6922 03/27/1967 06/01/1989 8.58 8.58 $2,099.28 6995 12/29/1966 06/05/1990 7.50 7.50 $2,276.04 9106 12/22/1968 03/29/1989 8.75 5.50 $1,528.32 4885 11/24/1963 06/20/1988 9.50 9.50 $3,422.88 5222 01/17/1964 07/12/1996 1.42 1.42 $313.56 6654 06/24/1965 03/06/1989 8.75 8.75 $2,115.48 8379 12/22/1962 05/11/1994 3.58 3.58 $805.32 8606 05/26/1963 01/28/1992 5.92 5.92 $1,718.88 8906 03/03/1969 07/06/1992 5.42 5.42 $3,001.44 2617 12/22/1974 10/17/1994 3.17 3.17 $779.16 3467 03/21/1972 12/12/1994 3.00 3.00 $917.52 3788 01/04/1973 09/15/1993 4.25 4.25 $1,186.44 K-67 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 7143 03/16/1966 05/22/1989 8.58 8.58 $1,927.20 9832 03/21/1966 07/21/1986 11.42 11.42 $3,361.56 9966 11/20/1968 06/09/1994 3.50 3.50 $831.84 1472 11/08/1966 10/31/1994 3.17 3.17 $658.80 3096 05/05/1967 12/28/1987 10.00 5.50 $2,006.64 3849 04/29/1966 06/04/1991 6.50 5.50 $1,393.56 5467 07/12/1963 12/01/1986 11.08 8.08 $1,999.20 5521 12/26/1973 06/10/1996 1.50 1.50 $750.00 6939 02/12/1968 09/20/1993 4.25 4.25 $1,511.04 0658 09/20/1965 08/18/1988 9.33 8.08 $1,676.76 3442 12/10/1970 05/14/1990 7.58 7.58 $2,050.08 3771 06/06/1968 05/14/1991 6.58 5.50 $1,349.76 4600 02/02/1974 02/06/1995 2.83 2.83 $736.44 9396 07/08/1971 10/15/1991 6.17 6.17 $1,298.52 0416 12/17/1966 04/26/1988 7.75 7.75 $1,535.88 0391 09/13/1967 10/17/1989 3.58 3.58 $911.16 4292 01/06/1966 07/18/1991 6.42 6.42 $1,445.76 5270 10/11/1972 01/15/1992 5.92 5.92 $1,451.76 5273 03/23/1969 08/16/1996 1.33 1.33 $306.84 6405 02/03/1970 01/18/1990 7.92 7.92 $1,532.28 5653 04/10/1975 08/01/1995 2.42 1.50 $311.40 1614 07/20/1934 06/18/1984 13.50 13.50 $4,508.52 3575 01/16/1934 09/19/1994 3.25 3.25 $694.44 2017 04/21/1969 01/17/1993 4.92 4.92 $1,221.12 2592 12/26/1970 02/20/1995 2.83 2.83 $612.12 9435 01/03/1969 06/22/1988 6.33 4.50 $1,893.60 7060 09/12/1935 11/07/1988 9.08 9.08 $2,575.08 3163 06/26/1937 05/19/1992 5.58 5.58 $1,456.56 3168 02/07/1971 06/18/1990 7.50 7.50 $1,536.24 3273 07/06/1971 05/08/1995 2.58 2.58 $600.72 4935 10/19/1970 09/19/1994 3.25 3.25 $777.60 6726 12/02/1968 05/18/1992 5.58 5.58 $3,080.64 7177 05/20/1974 09/20/1992 5.25 5.25 $1,219.08 3630 07/30/1936 01/02/1979 18.92 18.92 $4,732.92 5021 01/28/1938 09/29/1994 3.25 3.25 $962.16 7145 04/20/1935 05/18/1970 27.58 27.58 $4,003.32 9933 04/09/1937 03/10/1980 17.75 17.75 $3,597.96 5101 03/08/1976 11/08/1996 1.08 1.08 $229.32 6727 01/30/1977 06/12/1995 2.50 2.50 $552.72 8349 11/12/1936 04/19/1993 4.67 4.67 $3,771.48 2532 12/30/1974 11/14/1994 3.08 3.08 $720.24 8246 02/09/1974 02/24/1993 4.83 4.83 $1,046.40 6140 07/25/1970 02/20/1989 6.50 6.50 $1,433.16

K-68 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 6816 12/10/1940 09/06/1990 7.25 7.25 $1,505.16 3644 03/18/1941 06/06/1988 9.50 9.00 $2,352.84 6055 04/11/1942 03/04/1991 6.75 6.75 $1,485.12 7429 03/07/1944 05/17/1982 15.58 15.58 $7,439.88 8317 01/20/1945 10/10/1988 9.17 9.00 $3,202.80 1971 03/14/1945 02/01/1972 32.92 32.92 $13,607.52 0503 09/14/1944 11/12/1984 13.08 13.08 $3,165.24 0656 08/28/1943 06/27/1988 9.50 9.50 $3,160.68 1620 06/01/1944 11/17/1986 11.08 11.08 $5,398.08 2042 11/19/1944 08/13/1984 13.33 13.33 $3,980.04 2198 09/11/1947 09/16/1985 12.25 12.25 $2,657.88 8623 11/22/1945 07/24/1989 8.42 8.42 $1,865.52 9512 01/05/1946 03/24/1995 2.75 2.75 $648.84 9925 07/26/1947 08/09/1976 21.33 21.33 $11,381.16 0552 02/11/1947 04/11/1988 9.67 9.00 $2,441.88 1281 06/07/1947 05/01/1988 9.67 9.00 $3,348.84 3578 02/11/1946 06/20/1986 11.50 11.50 $2,269.92 4317 02/04/1944 09/21/1981 16.25 16.25 $3,590.16 6615 01/20/1945 01/11/1988 9.92 9.92 $5,156.28 6857 08/27/1945 12/28/1987 10.00 10.00 $2,527.32 1659 04/06/1960 08/12/1996 1.33 1.33 $279.36 7742 12/23/1945 09/07/1988 9.25 9.25 $1,872.60 4642 01/20/1951 03/29/1972 25.75 25.75 $9,003.72 0061 09/01/1946 05/01/1980 17.67 8.08 $7,340.40 2257 01/09/1951 07/02/1990 3.92 3.92 $645.84 6391 03/17/1947 06/07/1965 32.50 32.50 $9,821.76 0359 06/04/1949 08/27/1979 18.33 18.33 $3,791.76 0614 03/29/1950 02/01/1982 15.92 15.92 $3,841.44 0617 05/05/1951 09/02/1983 9.67 9.67 $2,397.96 1716 12/18/1949 07/02/1984 13.42 13.42 $7,209.12 1911 01/13/1947 07/13/1987 10.42 10.42 $3,377.04 2075 07/12/1948 11/06/1995 2.08 2.08 $451.80 5224 12/16/1948 10/27/1980 17.17 17.17 $3,725.88 7141 05/27/1946 01/23/1989 8.92 8.92 $1,878.84 7155 12/28/1947 09/01/1988 9.33 9.33 $2,696.40 7372 03/22/1947 03/28/1988 9.75 9.75 $1,808.28 8175 08/16/1948 03/20/1989 8.25 8.25 $1,521.36 8317 03/29/1947 05/26/1992 5.58 5.58 $1,328.40 9911 11/05/1948 01/27/1993 4.92 4.92 $1,074.00 6683 05/25/1948 06/27/1966 31.50 31.50 $7,944.84 0854 09/19/1950 09/23/1993 4.25 4.25 $1,017.48 1115 05/05/1950 07/09/1992 5.42 5.42 $1,020.60 1228 03/04/1948 09/21/1988 9.25 5.50 $1,297.56 K-69 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 1273 05/30/1949 09/22/1988 9.25 8.08 $1,984.44 3666 02/04/1951 01/11/1983 14.92 14.92 $2,777.16 3771 09/19/1948 08/31/1981 18.42 18.42 $3,255.72 7806 03/31/1951 03/07/1990 7.75 7.75 $1,813.44 8149 12/20/1948 10/11/1993 4.17 4.17 $975.60 2409 06/06/1950 12/14/1994 3.00 3.00 $865.80 5961 09/07/1949 10/19/1987 10.17 10.17 $4,416.12 5995 10/22/1950 05/26/1988 9.58 9.58 $3,489.24 7583 10/06/1951 07/14/1994 3.42 3.42 $724.68 3317 08/10/1951 09/14/1989 8.25 1.58 $331.80 7526 02/13/1950 04/30/1992 5.67 5.67 $1,330.08 8021 10/23/1951 08/28/1989 8.33 7.50 $1,568.64 9407 01/26/1952 02/28/1978 19.83 8.08 $3,240.72 9408 11/27/1953 01/03/1994 3.92 3.92 $5,675.28 0069 02/19/1952 09/03/1996 1.25 1.25 $289.92 1038 12/22/1951 09/01/1993 4.33 4.33 $1,145.04 1614 10/24/1952 08/19/1985 12.33 12.33 $1,834.32 1817 04/22/1952 01/31/1996 1.92 1.92 $439.44 3263 07/10/1952 07/16/1979 18.42 18.42 $8,724.72 3633 01/05/1950 11/29/1972 25.08 25.08 $10,793.04 3954 11/17/1950 08/29/1979 18.33 18.33 $8,300.16 4262 05/13/1953 10/11/1993 4.17 4.17 $1,197.60 5705 02/03/1952 11/18/1991 6.08 6.08 $1,629.96 6461 07/14/1951 04/25/1988 9.67 9.00 $2,990.88 8465 09/17/1950 05/31/1988 9.58 9.00 $2,930.88 8496 09/17/1952 06/27/1988 9.50 9.00 $2,816.76 7052 12/30/1952 06/23/1994 3.50 3.50 $840.12 7700 05/08/1954 01/16/1989 8.92 8.92 $2,068.80 9309 05/17/1953 06/20/1988 9.50 9.00 $1,725.24 0674 11/16/1953 04/11/1988 9.67 9.00 $3,066.96 0802 12/13/1953 09/27/1988 9.25 9.00 $3,022.68 2392 10/30/1955 05/24/1988 9.58 9.00 $3,349.20 2576 04/26/1952 01/04/1988 9.92 9.92 $2,377.08 4780 07/15/1951 11/18/1996 1.08 1.08 $207.84 1064 03/16/1954 07/14/1992 5.42 5.42 $1,215.00 1377 02/13/1954 05/09/1988 9.58 9.58 $2,145.00 1451 09/24/1953 01/04/1988 9.92 9.92 $1,890.60 2114 08/12/1968 09/25/1989 8.25 8.25 $1,634.76 9151 06/29/1954 11/20/1989 8.08 7.50 $1,533.96 9805 03/05/1955 07/19/1988 9.42 9.42 $2,150.28 3942 11/21/1954 05/12/1992 5.58 5.50 $1,386.36 4290 11/10/1956 05/18/1987 10.58 8.08 $3,231.48 7748 01/03/1955 04/18/1988 9.67 5.50 $1,689.00

K-70 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 7868 12/12/1955 05/03/1992 3.50 3.50 $815.76 8046 03/15/1955 06/29/1988 9.50 8.08 $2,508.60 8151 02/17/1968 09/15/1991 6.25 6.25 $1,434.00 9031 01/16/1958 09/22/1987 10.25 8.08 $2,106.48 6869 02/14/1972 08/19/1993 4.33 4.33 $1,278.72 8843 12/15/1957 06/13/1988 9.50 9.00 $3,319.20 0056 06/20/1959 02/27/1989 8.83 8.83 $1,805.76 1908 05/23/1959 06/05/1990 7.50 7.50 $1,541.88 1917 10/02/1958 09/20/1996 1.25 1.25 $262.92 1568 09/01/1963 10/21/1982 15.17 8.08 $3,590.52 2248 04/06/1962 08/29/1988 9.33 9.33 $2,159.16 6485 03/18/1958 06/19/1989 8.50 8.50 $3,084.72 8228 11/03/1964 03/11/1987 10.75 8.08 $2,418.96 2827 06/15/1960 07/18/1990 3.33 3.33 $564.72 3573 06/25/1958 06/09/1995 10.42 10.42 $1,945.20 3876 02/10/1958 11/15/1993 4.08 4.08 $1,057.08 4577 11/04/1958 04/08/1992 4.42 4.42 $829.92 6154 03/12/1958 03/04/1996 1.75 1.75 $407.64 7576 01/16/1960 02/20/1979 19.50 19.50 $4,247.28 8254 12/13/1966 08/27/1986 11.33 8.08 $1,752.36 5229 07/02/1959 11/27/1995 2.08 2.08 $452.40 6544 02/16/1960 01/11/1987 10.92 8.08 $2,523.60 3558 03/09/1961 06/16/1986 11.50 11.50 $4,337.52 5246 11/23/1960 03/02/1982 15.75 15.75 $4,455.36 5369 09/16/1974 05/24/1993 1.67 1.67 $749.76 8257 03/18/1961 02/11/1981 16.83 16.83 $4,515.48 1529 02/29/1972 09/13/1996 1.25 1.25 $247.68 2545 03/08/1973 01/20/1993 4.92 4.92 $1,160.04 5873 01/24/1963 11/22/1993 4.08 4.08 $967.32 8145 08/18/1961 10/31/1988 9.17 9.00 $2,230.32 9837 04/19/1962 01/04/1995 2.92 2.92 $593.16 5627 11/24/1966 05/12/1992 5.58 5.50 $1,301.64 4147 12/26/1972 03/15/1993 4.75 4.75 $1,163.40 6337 07/21/1961 04/11/1988 9.67 9.00 $3,505.92 8279 09/19/1970 09/23/1993 4.25 4.25 $920.64 2325 11/11/1959 08/07/1990 7.33 7.33 $1,539.24 2526 06/25/1963 08/02/1996 1.33 1.33 $272.88 6678 04/10/1959 04/13/1989 8.67 8.08 $1,843.32 8840 02/09/1961 01/11/1987 10.92 8.08 $2,711.64 0741 01/23/1964 07/08/1988 9.42 9.42 $3,338.40 1228 07/17/1965 01/18/1988 9.92 9.92 $1,802.64 4252 12/21/1961 09/03/1991 6.25 6.25 $1,697.40 4748 01/12/1973 06/04/1993 4.50 4.50 $1,209.60 K-71 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 8989 08/19/1968 03/18/1996 1.75 1.75 $1,181.28 9605 06/14/1964 03/05/1990 7.75 7.75 $2,207.40 0607 03/12/1962 03/31/1981 16.75 16.75 $4,335.48 1175 06/11/1962 10/16/1989 8.17 7.50 $1,762.56 1127 10/20/1969 01/14/1990 7.92 2.42 $320.04 1241 05/22/1971 12/11/1989 8.00 8.00 $1,913.28 2264 09/08/1971 05/06/1993 4.58 4.58 $1,143.96 4520 06/02/1963 05/07/1992 5.58 5.58 $1,417.20 5877 11/25/1962 03/15/1991 6.75 5.50 $1,476.12 6021 11/05/1962 05/20/1988 8.33 8.33 $3,004.20 6899 01/30/1975 08/12/1993 4.33 4.33 $1,118.28 7474 10/19/1970 10/01/1996 1.25 1.25 $291.24 3551 06/15/1964 04/28/1986 11.67 11.67 $2,485.68 5106 09/10/1963 10/11/1993 4.17 4.17 $884.40 0027 12/01/1964 11/02/1986 11.17 8.08 $3,179.52 0308 01/06/1965 09/14/1988 9.25 0.50 $109.56 2353 05/15/1971 08/03/1994 3.33 3.33 $968.40 3690 08/01/1963 02/13/1984 13.83 13.83 $3,682.20 5318 07/26/1965 05/10/1993 4.58 4.58 $1,180.32 8465 10/24/1964 07/26/1991 6.42 5.50 $2,084.64 0281 11/10/1965 11/07/1988 9.08 9.00 $3,120.48 0865 05/12/1969 10/04/1992 5.17 5.17 $1,181.40 7264 09/10/1976 06/06/1995 2.50 2.50 $552.84 1524 10/29/1972 03/07/1991 6.75 5.50 $1,270.92 1589 02/07/1968 01/27/1988 9.92 9.92 $2,322.36 5083 03/31/1970 03/09/1992 5.75 5.75 $1,138.92 8589 08/25/1964 08/17/1988 9.33 9.00 $2,551.20 3335 03/29/1967 12/06/1996 1.00 1.00 $210.84 9959 07/26/1968 11/13/1996 1.08 1.08 $214.56 0542 09/15/1967 11/11/1986 11.08 11.08 $2,817.84 1450 10/24/1969 09/10/1990 7.25 7.25 $1,327.68 6135 01/08/1970 10/06/1992 5.17 5.17 $1,198.32 2020 04/11/1968 12/12/1994 3.00 3.00 $628.56 0141 09/03/1966 02/22/1990 7.83 7.83 $1,535.04 6603 09/03/1970 07/24/1989 8.42 5.50 $1,828.68 8292 11/18/1968 04/12/1993 4.67 4.67 $2,343.24 2613 07/15/1969 01/11/1988 9.92 5.50 $1,461.24 6676 07/26/1970 11/17/1989 8.08 5.50 $1,333.32 7804 11/13/1975 05/13/1996 1.58 1.58 $429.36 8138 04/02/1969 02/28/1991 6.83 5.50 $1,383.72 9238 04/13/1973 09/13/1993 4.25 4.25 $1,243.68 1241 01/16/1974 05/11/1995 2.58 1.50 $383.16 1328 09/05/1971 11/20/1991 6.08 1.50 $499.92

K-72 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 5173 03/08/1937 11/30/1986 11.08 8.08 $1,941.24 7447 07/04/1936 06/10/1992 5.50 5.50 $1,064.88 3136 07/22/1961 03/13/1990 7.75 7.75 $1,866.24 3156 11/28/1973 10/21/1996 1.17 1.17 $290.52 4801 10/12/1976 01/22/1996 1.92 1.92 $453.96 5336 09/27/1972 08/11/1992 5.33 5.33 $1,121.40 7513 03/01/1976 09/18/1996 1.25 1.25 $315.60 3293 03/08/1937 10/21/1985 12.17 12.17 $2,251.32 7241 05/11/1937 11/02/1978 19.08 19.08 $3,328.32 9027 05/15/1938 07/07/1986 11.42 11.42 $2,397.84 9185 05/21/1935 08/22/1989 8.33 8.33 $1,661.40 1589 02/11/1973 09/11/1996 1.25 1.25 $424.92 3126 04/27/1977 02/01/1996 1.91 1.91 $471.96 7875 04/15/1975 09/18/1996 1.25 1.25 $292.32 1310 11/06/1938 04/27/1989 8.67 8.67 $1,715.76 1586 11/19/1938 01/23/1989 8.92 8.92 $2,145.84 2702 12/24/1937 02/03/1982 15.83 15.83 $3,721.92 2376 02/12/1974 09/15/1993 4.25 4.25 $1,156.32 3802 11/17/1959 04/09/1990 6.42 6.42 $1,578.12 4167 04/15/1941 12/18/1989 8.00 7.50 $1,586.28 9594 07/21/1940 12/18/1978 19.00 19.00 $19,112.52 0113 01/06/1940 04/17/1979 18.67 18.67 $3,703.32 3014 04/20/1977 10/16/1995 2.16 2.16 $431.64 8140 09/24/1972 03/28/1994 3.75 3.75 $868.68 2037 05/09/1939 09/03/1992 5.25 5.25 $1,570.56 2126 03/09/1941 09/07/1986 11.25 8.08 $3,052.32 1445 06/24/1942 09/13/1971 26.25 26.25 $3,982.20 8613 09/08/1943 06/27/1990 7.50 1.50 $391.20 9797 04/02/1943 10/07/1996 1.17 1.17 $260.52 7294 09/18/1944 07/26/1993 4.42 4.42 $2,492.04 8304 02/17/1944 07/14/1988 9.42 9.00 $2,379.60 0018 06/15/1945 01/22/1988 9.17 9.17 $1,784.88 5543 10/15/1946 05/20/1974 23.58 23.58 $3,407.16 9145 09/19/1942 11/13/1986 11.08 8.08 $4,295.04 3237 10/11/1946 12/14/1987 10.00 10.00 $2,476.20 4218 11/03/1941 03/13/1989 8.75 8.75 $2,260.20 8275 07/11/1947 05/03/1972 25.58 25.58 $4,995.48 1676 12/13/1946 06/05/1989 8.50 8.50 $1,920.84 7016 04/12/1946 06/13/1988 9.50 9.50 $2,095.20 4356 01/22/1973 08/16/1996 1.33 1.33 $280.56 0977 06/09/1947 07/11/1988 9.42 9.42 $1,875.48 1667 08/12/1946 09/20/1993 4.25 4.25 $1,867.92 1808 01/05/1948 03/24/1993 4.75 4.75 $1,061.52 K-73 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 1915 02/27/1947 06/11/1984 13.50 13.50 $2,665.80 1961 07/22/1946 04/01/1996 1.75 1.75 $525.12 2227 08/26/1950 04/06/1993 4.67 4.67 $1,862.28 2278 10/06/1947 10/01/1991 6.25 6.25 $1,493.28 2973 08/01/1946 04/12/1995 2.67 2.67 $522.36 6721 08/11/1950 04/25/1988 9.67 9.67 $2,679.00 7696 04/14/1948 11/06/1991 6.08 6.08 $1,330.68 8345 04/07/1947 05/09/1996 1.58 1.58 $313.68 8414 07/17/1948 08/03/1981 16.33 8.08 $2,134.32 9857 11/04/1948 05/19/1993 1.50 1.50 $424.68 0455 10/19/1948 07/13/1988 9.42 8.08 $1,809.84 0602 05/31/1949 06/21/1989 8.50 7.50 $1,659.72 0964 06/07/1949 01/24/1990 7.92 7.92 $1,337.52 5213 05/10/1948 07/01/1991 6.50 6.50 $2,195.04 5435 09/22/1949 01/14/1985 12.92 12.92 $3,652.56 5779 03/04/1948 04/13/1994 3.67 3.67 $885.12 8417 07/04/1950 11/30/1987 10.08 10.08 $2,535.24 8909 01/13/1950 01/06/1988 9.92 9.92 $2,351.52 4242 11/23/1949 02/25/1991 6.83 6.83 $4,891.56 0744 02/25/1953 05/15/1991 6.58 5.50 $1,404.00 1066 06/23/1950 01/13/1993 4.92 4.92 $1,062.60 1302 08/06/1950 03/25/1990 7.75 7.50 $1,704.72 1670 01/17/1952 07/20/1988 9.42 8.08 $1,656.36 2129 07/04/1951 01/26/1989 8.92 7.50 $2,237.04 7342 09/24/1950 06/27/1988 9.50 9.00 $3,242.76 8239 07/29/1951 12/14/1987 10.00 10.00 $3,753.72 8324 02/15/1950 07/25/1989 8.42 8.42 $1,558.20 8835 01/14/1951 01/04/1988 9.92 9.92 $2,484.36 9217 04/09/1948 05/03/1993 4.58 4.58 $1,814.52 9643 05/02/1951 06/30/1989 8.50 8.50 $3,606.48 3403 05/06/1951 03/18/1996 1.75 1.75 $462.84 3580 11/01/1953 08/10/1988 9.33 9.33 $2,249.04 0140 08/06/1953 09/02/1986 11.33 8.08 $3,993.96 0335 08/19/1951 12/07/1986 11.00 8.08 $2,553.48 1801 06/25/1950 03/15/1995 2.75 2.75 $776.04 2116 03/21/1959 08/07/1988 9.33 8.08 $2,518.44 2755 02/29/1952 03/24/1980 17.75 1.50 $437.88 8144 06/16/1952 07/17/1981 16.42 16.42 $5,270.04 8910 11/19/1950 03/05/1990 8.42 8.42 $1,278.36 0839 07/10/1952 10/14/1983 14.17 14.17 $5,833.44 7709 08/23/1953 08/06/1996 1.33 1.33 $294.00 8006 10/07/1954 08/15/1984 13.33 13.33 $3,431.64 8067 09/24/1954 06/14/1992 5.50 5.50 $2,307.12

K-74 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 9263 06/04/1952 01/11/1980 17.92 17.92 $4,057.56 5087 12/11/1953 09/03/1992 5.25 5.25 $1,304.76 5530 01/12/1954 08/11/1986 11.33 8.08 $2,336.04 5713 10/06/1953 04/01/1992 5.75 5.75 $1,407.72 6220 07/25/1949 11/16/1986 11.08 8.08 $2,185.32 6695 08/10/1954 04/16/1990 7.67 7.67 $1,911.72 6795 03/08/1953 01/11/1988 9.92 5.50 $1,243.68 7277 07/04/1956 03/18/1992 5.75 5.75 $1,052.52 7579 09/11/1956 10/06/1995 2.17 2.17 $728.64 7746 06/14/1954 09/06/1996 1.25 1.25 $298.92 0051 04/23/1954 09/06/1990 7.25 7.25 $1,567.56 0243 04/24/1955 09/04/1992 5.25 5.25 $1,181.76 1012 08/12/1954 12/16/1993 4.00 4.00 $967.20 1427 11/06/1955 01/14/1994 3.92 3.92 $950.52 1551 10/01/1955 11/27/1989 8.08 5.50 $1,844.88 1685 08/15/1952 09/03/1992 5.25 5.25 $1,252.56 1887 01/12/1959 01/27/1983 14.92 8.08 $3,630.60 7566 07/26/1957 01/10/1978 19.92 19.92 $3,393.12 9260 04/11/1956 07/18/1977 20.42 20.42 $3,664.92 9552 08/10/1955 06/14/1988 9.50 9.50 $2,240.16 3746 12/12/1968 09/29/1993 4.25 1.50 $312.36 7113 03/08/1957 09/22/1986 11.25 11.25 $2,846.04 8731 06/10/1956 04/06/1982 15.67 15.67 $3,142.68 6695 09/07/1952 11/27/1989 8.08 8.08 $2,451.60 1184 10/04/1966 09/16/1992 5.25 5.25 $1,396.92 4386 08/03/1962 04/24/1984 12.50 12.50 $2,684.52 5119 07/31/1957 09/07/1988 9.25 5.50 $1,233.84 5410 05/18/1958 01/12/1987 10.92 8.08 $1,837.44 5585 02/03/1970 09/03/1992 5.25 5.25 $1,870.08 2977 03/22/1962 06/18/1991 4.83 4.83 $993.96 3847 06/05/1961 01/01/1990 8.00 8.00 $1,415.28 4661 02/25/1960 12/16/1996 1.00 1.00 $186.96 6435 02/10/1957 07/25/1990 7.42 7.42 $1,451.16 6699 04/22/1961 01/25/1988 9.92 5.50 $1,747.20 8364 11/05/1959 05/21/1989 8.58 8.58 $1,735.32 3957 08/15/1959 07/21/1992 5.42 5.42 $1,263.12 4876 08/15/1960 05/08/1989 8.58 8.58 $1,913.40 7985 03/07/1957 07/24/1991 6.42 6.42 $1,823.88 9906 07/07/1968 04/27/1994 3.67 3.67 $977.28 5361 06/04/1960 07/18/1994 3.42 3.42 $749.40 8356 12/30/1959 03/18/1985 12.75 12.75 $2,098.56 8639 09/21/1958 10/20/1992 5.17 5.17 $1,333.08 0484 04/01/1962 06/01/1993 4.58 4.58 $981.60 K-75 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 9287 12/23/1960 09/01/1995 2.33 2.33 $494.64 0102 06/24/1959 04/26/1989 8.67 8.67 $4,111.08 2350 08/25/1958 11/10/1976 19.33 14.25 $3,024.12 3720 01/27/1964 12/16/1993 4.00 4.00 $883.68 6654 04/30/1969 09/01/1995 2.33 2.33 $617.16 8259 09/16/1959 02/06/1995 2.83 2.83 $721.20 0728 02/29/1968 10/17/1991 3.58 3.58 $688.44 1859 12/09/1969 07/21/1995 0.33 0.33 $83.88 3064 11/16/1961 12/05/1995 2.00 2.00 $1,295.88 4719 10/18/1961 07/30/1987 10.42 8.08 $1,860.96 6645 11/21/1959 08/30/1996 1.33 1.33 $280.44 9399 09/20/1958 07/18/1994 3.42 3.42 $910.68 9692 03/30/1971 10/03/1994 3.17 3.17 $1,148.04 1373 07/08/1962 09/20/1991 6.92 6.92 $1,409.76 3951 12/05/1973 04/30/1993 4.67 4.67 $1,174.56 4235 12/08/1959 12/18/1996 1.00 1.00 $200.04 6270 10/08/1965 01/01/1990 8.00 8.00 $1,781.52 7011 05/19/1969 03/18/1993 4.75 4.50 $1,269.36 6397 12/29/1968 07/06/1992 5.42 5.42 $3,062.64 0400 12/26/1969 09/23/1994 3.25 3.25 $725.04 2803 07/17/1971 04/03/1995 2.67 2.67 $608.52 3173 10/31/1970 09/30/1991 5.00 5.00 $1,177.56 3199 04/09/1962 03/25/1990 7.75 7.75 $1,667.52 7329 09/15/1968 03/08/1994 3.75 3.75 $1,154.64 8567 04/05/1962 02/16/1988 9.83 5.50 $1,673.64 8902 07/03/1963 08/27/1986 11.00 7.75 $1,707.48 8919 05/10/1961 07/21/1986 11.42 8.08 $2,314.32 9010 07/16/1968 08/02/1990 7.33 7.33 $1,930.44 0035 12/14/1967 06/24/1996 1.50 1.50 $289.44 1011 09/06/1961 09/28/1987 10.25 5.50 $1,954.08 2135 05/16/1971 10/07/1996 1.17 1.17 $258.12 2905 05/26/1970 10/04/1988 9.17 9.17 $2,008.20 3363 09/04/1962 05/28/1993 2.50 2.50 $495.72 4544 10/29/1964 07/18/1994 3.42 3.42 $1,060.56 4680 06/08/1961 08/11/1986 11.33 8.08 $3,403.56 6643 03/08/1962 06/01/1988 9.58 9.00 $2,071.20 7983 04/26/1968 09/10/1993 4.25 4.25 $1,105.92 9855 11/16/1964 09/22/1989 8.25 5.50 $1,770.84 9431 09/10/1960 08/31/1988 9.33 9.33 $1,620.60 4595 04/29/1964 12/10/1991 6.00 6.00 $1,698.12 6185 03/27/1969 08/29/1991 4.08 4.08 $764.52 7110 05/24/1966 06/19/1989 8.50 8.50 $2,972.52 7459 07/10/1967 07/18/1989 8.42 8.42 $2,077.56

K-76 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 8719 09/09/1975 12/12/1994 3.00 3.00 $762.36 8961 03/14/1976 05/31/1996 1.58 1.58 $397.32 0198 10/22/1971 05/18/1994 3.58 3.58 $978.96 4607 10/02/1970 01/25/1994 3.92 3.92 $833.64 4736 03/13/1969 01/28/1993 4.92 4.92 $1,164.00 5876 03/07/1965 02/27/1994 3.83 3.83 $845.28 8848 10/31/1974 06/14/1993 4.50 4.50 $1,146.96 8953 09/11/1965 08/18/1994 3.33 3.33 $803.64 2858 07/22/1966 03/06/1989 8.75 8.75 $2,334.72 7800 05/01/1968 07/28/1986 12.08 12.08 $2,449.92 7898 04/08/1968 11/09/1993 4.08 4.08 $808.44 8669 09/03/1967 08/27/1996 1.33 1.33 $279.36 2520 07/27/1967 03/08/1994 3.75 3.75 $1,008.48 6902 01/19/1967 10/12/1986 11.17 8.08 $2,144.28 8108 07/28/1973 10/07/1992 5.17 5.17 $1,054.56 8202 09/07/1976 06/28/1996 1.50 1.50 $315.48 8332 08/19/1975 08/29/1996 1.33 1.33 $310.56 8911 01/08/1971 08/11/1992 1.75 1.75 $329.16 9622 07/16/1970 12/18/1991 6.00 5.50 $1,352.88 4719 06/25/1967 11/21/1994 3.08 3.08 $793.44 5280 05/19/1965 02/13/1996 1.83 1.83 $434.28 7050 10/08/1966 09/28/1994 3.25 3.25 $1,011.60 8358 12/18/1970 05/01/1990 5.92 5.92 $1,310.04 6110 04/09/1968 09/21/1992 5.25 5.25 $1,164.48 0466 06/28/1971 01/09/1995 2.92 2.92 $637.08 6815 07/01/1969 03/19/1989 8.75 8.75 $1,779.72 8428 05/10/1969 03/14/1996 1.75 1.75 $430.44 1952 10/31/1968 07/17/1989 8.42 8.42 $2,024.64 2571 08/28/1967 08/19/1991 6.33 6.33 $1,589.52 8635 10/27/1969 06/26/1989 8.50 8.50 $1,879.80 9952 02/21/1970 10/13/1988 9.17 5.50 $1,123.92 9968 03/26/1970 11/07/1994 3.08 3.08 $1,173.48 7322 09/17/1969 11/05/1991 6.08 6.08 $1,905.60 8363 07/13/1971 12/02/1993 2.83 2.83 $671.88 5829 08/21/1938 08/11/1992 5.33 5.33 $1,208.88 7580 09/03/1936 03/04/1981 16.75 16.75 $3,514.32 8110 07/07/1936 03/27/1990 7.75 7.75 $1,611.36 8449 02/05/1936 03/04/1996 1.75 1.75 $387.24 0396 11/16/1971 05/18/1992 5.58 5.58 $1,437.12 4846 10/31/1970 08/31/1989 8.25 7.50 $1,376.76 5670 05/25/1970 07/01/1991 6.50 6.50 $2,074.32 1274 06/29/1976 08/31/1995 2.33 2.33 $478.44 6146 04/13/1969 07/14/1992 5.42 5.42 $1,002.12 K-77 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 6179 05/15/1975 03/20/1995 2.75 2.75 $614.64 6197 06/17/1971 07/13/1992 2.83 2.83 $488.52 7835 08/12/1973 11/18/1996 1.08 1.08 $206.28 0091 05/30/1938 10/21/1991 6.17 6.17 $2,283.48 5513 10/23/1966 08/19/1994 3.33 3.33 $697.20 6000 04/10/1973 07/07/1994 3.42 3.42 $1,051.56 8520 04/17/1976 12/16/1996 1.00 1.00 $210.36 0069 07/26/1941 06/12/1991 6.50 5.50 $1,098.00 6306 09/04/1935 04/11/1988 9.67 9.00 $3,028.80 3653 06/28/1976 09/28/1994 3.25 3.25 $791.16 9726 02/27/1976 05/30/1995 2.58 2.58 $592.68 9728 11/07/1971 08/27/1996 1.33 1.33 $294.96 1136 09/25/1938 01/19/1987 10.92 8.08 $1,787.76 8018 06/19/1938 08/17/1989 8.33 8.33 $1,860.00 6790 06/10/1942 11/04/1996 1.08 1.08 $236.76 2828 10/01/1935 06/20/1988 9.50 9.50 $1,850.28 2952 01/08/1942 01/30/1991 6.92 6.92 $1,519.08 5749 07/31/1942 05/08/1995 2.58 2.58 $552.12 9755 05/20/1941 07/22/1987 10.42 8.08 $2,110.92 9840 03/23/1943 06/19/1989 8.50 8.50 $2,054.40 0254 10/29/1942 07/10/1989 8.42 8.42 $3,324.72 0842 07/15/1944 01/06/1989 8.92 8.92 $2,548.20 8716 08/02/1944 09/08/1986 8.50 8.50 $2,250.24 9335 08/25/1946 10/15/1991 6.17 6.17 $2,091.12 7922 09/12/1945 07/11/1989 8.50 8.50 $5,172.00 0118 07/11/1946 04/29/1992 5.67 5.67 $1,469.88 0383 04/08/1948 11/24/1993 4.08 4.08 $1,116.12 0721 05/09/1947 08/08/1977 20.33 8.08 $7,051.20 2341 08/12/1944 08/10/1987 10.33 8.08 $2,648.04 2480 07/08/1947 11/23/1987 10.08 9.33 $7,440.84 7620 06/17/1951 01/09/1995 2.92 2.92 $775.68 3575 10/09/1949 10/25/1993 4.17 4.17 $1,753.92 8178 06/21/1948 11/29/1989 8.08 8.08 $1,365.84 0037 12/01/1947 02/16/1981 16.83 9.00 $5,734.20 5052 11/04/1947 11/12/1979 15.17 15.17 $3,400.80 6328 07/07/1949 01/12/1982 15.92 15.92 $3,605.28 6791 01/21/1948 10/22/1981 16.17 16.17 $2,883.24 6864 09/21/1946 03/07/1996 1.75 1.75 $474.60 6971 09/08/1955 06/16/1986 11.50 9.33 $9,691.56 1975 10/15/1946 10/01/1987 10.25 10.25 $1,873.44 3980 06/25/1949 05/01/1995 2.67 2.67 $2,402.64 5574 06/06/1949 06/06/1988 9.50 9.00 $2,304.12 8054 01/28/1952 08/30/1993 4.33 4.33 $865.56

K-78 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 8533 04/10/1951 06/16/1989 8.50 8.50 $2,109.00 4826 07/26/1953 03/27/1995 2.75 2.75 $696.00 7736 06/24/1949 12/15/1989 8.00 8.00 $2,148.24 8254 12/17/1954 07/15/1994 3.42 3.42 $820.32 1603 06/29/1954 11/23/1992 5.08 5.08 $953.76 7992 09/09/1952 01/09/1989 8.92 8.92 $2,979.60 8570 12/14/1960 01/10/1989 8.92 8.92 $1,785.36 8733 12/09/1951 03/06/1995 2.75 2.75 $717.12 9547 09/15/1952 03/28/1989 8.75 8.75 $1,897.92 9644 04/02/1953 06/12/1990 7.50 7.50 $1,891.32 9841 07/07/1952 10/21/1996 1.17 1.17 $252.36 0104 09/19/1951 04/18/1990 7.67 7.67 $1,966.20 0758 04/30/1951 09/16/1993 4.25 4.25 $1,245.12 0955 04/17/1952 10/29/1979 18.17 18.17 $4,743.36 0969 01/13/1952 03/24/1986 11.75 11.75 $4,404.24 2383 04/02/1956 04/21/1980 17.67 17.67 $4,831.92 2661 11/14/1955 01/09/1995 2.92 2.92 $650.52 4260 04/20/1953 02/06/1995 2.83 2.83 $775.44 3734 07/21/1953 02/15/1993 4.83 4.83 $2,546.16 6503 07/08/1954 09/10/1986 11.25 11.25 $2,923.32 8143 06/04/1955 03/30/1981 16.75 16.75 $5,137.68 2866 08/27/1955 10/24/1988 9.17 9.17 $2,306.04 3008 03/29/1958 07/05/1994 3.42 3.42 $865.44 3118 09/27/1956 01/25/1988 9.92 9.92 $2,385.36 3342 09/21/1954 12/01/1986 11.08 11.08 $2,158.56 3859 12/21/1954 02/04/1991 13.08 6.83 $935.04 8041 10/17/1953 03/09/1993 4.75 4.75 $1,172.04 8071 12/28/1953 05/13/1992 5.58 5.58 $1,419.72 8114 03/04/1969 05/23/1988 9.58 9.58 $2,206.20 8303 06/13/1953 01/19/1987 9.75 7.83 $1,955.88 8355 08/03/1956 12/12/1988 9.00 9.00 $3,672.60 9884 12/23/1953 08/02/1993 4.33 4.33 $826.56 1326 11/07/1956 06/19/1975 20.75 14.25 $2,724.36 2545 10/28/1954 01/21/1982 15.92 8.08 $2,041.68 2732 02/23/1957 06/24/1990 7.50 7.50 $1,610.88 3705 09/04/1957 08/23/1987 10.33 0.25 $60.60 3818 01/29/1956 06/18/1992 5.50 5.50 $1,463.64 4036 04/25/1956 11/15/1996 1.08 1.08 $223.68 4854 06/01/1955 03/04/1992 5.75 5.75 $1,345.20 9069 11/24/1954 06/06/1988 9.50 9.50 $2,558.04 9308 07/09/1954 10/12/1987 10.17 10.17 $2,998.32 9620 07/16/1954 12/10/1987 10.00 10.00 $2,491.56 9689 08/28/1954 08/10/1981 16.33 16.33 $3,022.20 K-79 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 2827 08/17/1958 08/15/1994 3.33 3.33 $958.92 7728 03/04/1958 06/06/1995 2.50 1.50 $292.56 8429 10/23/1959 06/14/1991 6.50 5.50 $1,419.36 8453 02/06/1959 06/09/1988 9.50 5.50 $1,409.40 1814 03/12/1959 10/13/1987 10.17 10.17 $2,493.96 1905 08/25/1956 06/07/1976 21.50 21.50 $8,218.44 5429 12/25/1957 11/04/1985 12.08 12.08 $2,278.68 7287 06/29/1959 01/18/1988 9.92 9.92 $1,859.52 2601 09/23/1958 09/04/1986 11.25 8.08 $3,620.52 5472 12/07/1956 12/27/1988 9.00 9.00 $2,393.76 5582 02/12/1961 12/10/1987 10.00 10.00 $1,824.36 6224 07/28/1957 04/11/1990 7.67 7.67 $1,550.76 7428 09/02/1956 03/23/1987 10.75 9.00 $8,788.68 8255 03/25/1970 04/01/1992 3.92 3.92 $699.84 1614 10/15/1958 08/29/1988 9.33 9.33 $2,225.64 2317 11/25/1972 06/21/1995 2.50 2.50 $583.68 3460 11/13/1958 06/27/1993 4.50 4.50 $1,290.84 3545 04/09/1959 03/01/1990 7.83 7.50 $1,278.96 5088 02/09/1959 01/21/1991 6.92 6.92 $2,282.52 5160 05/08/1958 08/31/1987 10.33 5.50 $1,283.16 7298 09/20/1970 10/07/1996 1.17 1.17 $248.52 7463 02/04/1967 08/29/1994 2.25 2.25 $486.12 2277 07/10/1958 06/21/1989 8.50 8.50 $2,008.56 7973 03/22/1964 05/10/1991 6.58 6.58 $1,475.40 3116 03/13/1961 12/28/1987 10.00 5.50 $1,807.08 9155 05/08/1970 05/24/1992 5.58 5.58 $1,438.80 3243 04/30/1965 11/28/1995 2.08 2.08 $447.96 5699 08/03/1964 05/07/1992 5.58 5.58 $1,631.04 0542 11/24/1961 08/26/1991 6.33 5.50 $1,316.40 5690 10/12/1960 06/01/1987 10.58 10.58 $3,733.68 7866 08/19/1974 06/20/1993 4.50 4.50 $1,339.80 0662 01/11/1970 11/16/1989 8.08 5.50 $1,789.80 3371 10/21/1965 05/09/1994 3.58 3.58 $821.52 7258 12/16/1961 10/19/1986 11.17 11.17 $2,789.28 1184 03/07/1962 10/30/1992 5.17 5.17 $1,657.80 3580 04/09/1963 02/06/1989 8.83 7.50 $4,088.04 6780 01/30/1975 04/12/1995 0.91 0.91 $213.60 9567 10/10/1962 06/11/1984 13.50 13.50 $3,143.40 0835 09/30/1965 10/13/1989 8.17 5.50 $1,165.08 2217 04/07/1964 04/29/1982 15.67 15.67 $2,838.96 6126 04/28/1964 01/09/1985 12.92 12.92 $2,586.36 7683 03/07/1974 08/17/1993 4.33 4.33 $1,056.36 3379 02/10/1963 09/06/1988 9.25 9.25 $2,260.08

K-80 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 7604 03/29/1966 09/01/1992 2.75 2.75 $725.16 1205 02/09/1976 11/23/1994 3.08 3.08 $742.20 4790 08/19/1967 09/25/1996 1.25 1.25 $276.60 5057 07/26/1966 05/07/1992 5.58 5.58 $1,358.28 6514 03/25/1965 10/07/1993 4.17 4.17 $1,009.20 8629 08/30/1961 04/10/1995 2.67 2.67 $697.08 5295 01/26/1966 08/18/1986 11.33 11.33 $1,843.44 3316 10/13/1966 11/09/1988 9.08 9.08 $1,614.24 7439 11/14/1966 02/20/1989 8.83 8.83 $2,223.36 7969 01/24/1968 05/22/1989 8.58 8.58 $2,468.64 3985 05/12/1970 02/02/1989 8.83 8.83 $1,844.04 5265 07/19/1971 07/25/1991 6.42 6.42 $1,792.56 7306 03/11/1968 04/01/1990 7.75 7.75 $2,389.68 7801 02/21/1968 08/20/1993 4.33 4.33 $1,246.32 0357 11/08/1967 08/07/1996 1.33 1.33 $323.40 1418 08/15/1973 10/08/1991 6.17 5.50 $1,454.40 2862 06/24/1970 11/18/1996 1.08 1.08 $221.76 7928 12/14/1966 01/15/1992 5.92 5.92 $1,812.60 5141 09/13/1930 10/22/1979 18.17 1.50 $261.36 1744 09/12/1967 06/13/1988 9.50 9.50 $2,027.28 3944 12/27/1970 10/26/1992 5.17 5.17 $1,270.68 5001 05/17/1967 08/04/1986 11.33 11.33 $2,480.04 9941 06/07/1935 12/01/1987 10.08 10.08 $2,068.56 1033 01/10/1973 02/05/1996 1.83 1.83 $870.84 2090 04/01/1967 02/19/1996 1.83 1.83 $572.52 7265 10/17/1970 06/01/1993 4.58 4.58 $2,058.00 8928 01/29/1969 02/20/1989 8.83 8.83 $1,605.96 9530 02/13/1970 06/21/1995 2.50 2.50 $501.72 0484 04/07/1972 07/25/1991 6.42 5.50 $1,458.60 2434 07/06/1969 04/03/1989 8.67 8.67 $1,708.80 4974 09/20/1971 05/01/1993 4.67 4.67 $1,793.04 9846 11/26/1971 09/20/1996 1.25 1.25 $276.60 6252 05/16/1975 06/30/1993 4.50 4.50 $1,103.40 4223 07/09/1936 09/28/1994 3.25 3.25 $716.04 5067 02/03/1933 01/19/1989 8.92 8.92 $1,832.16 5849 04/03/1935 04/18/1988 9.67 9.00 $4,090.32 7146 09/25/1974 11/04/1996 1.08 1.08 $236.76 9397 06/24/1973 06/16/1993 4.50 4.50 $1,049.28 2072 04/26/1937 02/09/1993 4.83 4.83 $1,324.08 2753 03/25/1937 07/25/1989 8.42 8.42 $2,008.68 4221 10/12/1937 05/11/1992 5.58 5.58 $1,192.68 5161 05/05/1938 10/19/1997 0.17 0.17 $82.32 0533 03/06/1976 04/25/1996 1.67 1.67 $351.48 K-81 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 0838 11/22/1976 12/16/1996 1.00 1.00 $199.92 5783 03/16/1977 07/24/1996 1.41 1.41 $330.00 5810 05/19/1976 06/12/1995 2.50 2.50 $535.68 6437 09/22/1971 08/30/1992 5.33 5.33 $968.28 9826 03/10/1974 12/13/1992 5.00 5.00 $1,202.64 0515 11/28/1940 03/03/1993 4.75 4.75 $1,159.32 2058 04/26/1940 04/17/1989 8.67 8.67 $1,874.40 4922 04/06/1939 07/24/1995 2.42 2.42 $496.08 1742 09/30/1940 06/27/1988 9.50 9.00 $2,090.40 8693 09/26/1944 02/22/1988 9.83 9.83 $2,015.52 9487 01/17/1942 02/02/1994 3.83 3.83 $949.92 9901 04/04/1944 04/17/1989 8.67 8.67 $3,058.56 0271 03/13/1946 10/13/1987 10.17 10.17 $1,891.44 0559 09/17/1943 03/08/1979 18.75 18.75 $3,530.52 1661 08/26/1946 04/28/1975 29.08 29.08 $3,879.60 8519 06/17/1945 08/06/1979 18.33 9.25 $4,367.28 9205 05/28/1947 03/18/1990 7.75 7.50 $1,426.20 9519 07/24/1945 11/11/1988 9.08 5.50 $1,785.60 3009 02/28/1946 01/15/1979 18.92 18.92 $3,183.24 7418 11/02/1946 03/01/1979 18.83 18.83 $12,813.24 0083 10/09/1952 01/11/1989 8.92 8.92 $2,527.56 9524 06/15/1947 02/07/1983 14.83 14.83 $11,241.84 5520 02/14/1948 09/11/1996 1.25 1.25 $273.12 6545 03/18/1948 07/10/1989 8.42 8.42 $3,165.72 9609 09/16/1948 11/10/1995 2.08 2.08 $420.12 5394 02/26/1950 02/19/1996 1.83 1.83 $486.36 9643 01/24/1955 12/16/1996 1.00 1.00 $210.36 5773 05/14/1954 06/05/1972 25.50 25.50 $6,516.48 0366 06/03/1950 02/01/1993 4.83 2.75 $568.68 0589 10/15/1948 05/09/1995 2.58 1.50 $315.00 0662 03/06/1951 05/16/1993 4.58 4.58 $1,752.48 0849 07/14/1943 08/28/1996 1.33 1.33 $253.44 2329 05/11/1948 01/09/1995 2.92 2.92 $720.36 9099 06/09/1950 10/02/1987 10.17 10.17 $2,557.68 3763 06/24/1949 03/03/1986 11.75 8.08 $8,579.64 7767 07/15/1950 08/15/1983 14.33 14.33 $3,323.64 8401 08/27/1950 01/02/1979 13.92 13.92 $3,465.60 8421 10/06/1949 08/06/1979 18.33 18.33 $5,006.76 8513 05/19/1951 08/29/1994 3.33 3.33 $733.56 8804 04/27/1954 06/10/1991 6.50 6.50 $1,881.24 9077 07/28/1950 05/21/1979 18.58 18.58 $4,611.36 5452 08/03/1951 08/26/1969 28.33 9.08 $3,516.60 5334 01/04/1955 10/07/1993 4.17 4.17 $926.52

K-82 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 7728 06/29/1953 10/08/1990 7.17 7.17 $2,728.56 9878 08/22/1956 11/24/1980 17.08 17.08 $3,593.64 0548 07/06/1952 07/21/1988 9.42 9.00 $2,342.28 2164 12/18/1953 11/15/1995 2.08 2.08 $412.56 7984 06/13/1956 08/20/1992 5.33 5.33 $1,315.68 3317 02/08/1956 04/11/1988 9.67 9.00 $2,490.72 8490 05/19/1964 10/11/1982 15.17 15.17 $2,678.88 1958 06/01/1958 09/18/1995 2.25 2.25 $479.40 2967 05/02/1958 03/30/1981 16.75 16.75 $3,729.36 3342 12/30/1956 02/12/1980 17.83 17.83 $4,128.12 3422 01/27/1958 04/16/1984 13.67 13.67 $3,407.52 3732 06/26/1958 02/07/1984 13.83 13.83 $3,272.52 6431 05/03/1963 07/29/1985 12.42 12.42 $3,005.16 7029 01/24/1959 09/04/1990 7.25 7.25 $1,449.00 8512 04/17/1969 04/13/1992 5.67 5.67 $2,699.40 1270 09/16/1958 04/01/1996 1.75 1.75 $1,046.28 1713 09/04/1956 10/08/1991 6.17 6.17 $2,733.12 1776 11/20/1969 11/28/1989 8.08 8.08 $1,770.36 2159 12/05/1956 09/08/1992 5.25 5.25 $1,176.48 2176 03/11/1960 08/13/1990 7.33 7.33 $1,729.68 3898 09/11/1959 10/10/1988 9.17 9.00 $2,248.92 8609 10/19/1959 09/09/1985 12.25 12.25 $2,845.80 8624 04/18/1963 03/07/1988 9.75 9.75 $2,495.64 8786 04/24/1968 06/16/1986 11.50 11.50 $2,350.92 1475 04/13/1957 05/09/1988 9.58 9.58 $1,914.72 3567 08/23/1958 11/22/1987 10.08 10.08 $2,835.60 7222 08/11/1959 02/21/1983 14.83 14.83 $2,851.68 0435 02/22/1972 04/19/1992 5.67 5.67 $1,598.64 2033 01/29/1970 05/03/1990 7.58 7.58 $1,717.56 0899 05/26/1964 07/20/1992 5.42 1.50 $273.48 2930 11/23/1957 04/10/1989 6.92 6.92 $1,355.04 3141 02/22/1960 10/06/1977 20.17 20.17 $6,612.48 5371 07/11/1961 05/05/1995 2.58 2.58 $2,123.28 5649 02/11/1967 06/23/1994 3.50 3.50 $755.52 0901 08/29/1961 02/16/1996 1.83 1.83 $449.04 7361 03/07/1973 02/06/1995 2.83 2.83 $683.88 0938 11/19/1963 10/11/1996 1.17 1.17 $246.00 1071 03/18/1974 11/14/1994 3.08 3.08 $745.32 4102 12/17/1960 03/28/1989 8.75 8.75 $2,568.12 8833 04/11/1964 08/31/1983 14.33 14.33 $2,573.40 2741 08/20/1965 03/25/1994 3.75 3.75 $836.04 9046 12/16/1969 09/06/1990 7.25 5.50 $1,978.68 0186 03/12/1973 06/28/1991 6.50 6.50 $1,472.40 K-83 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 0619 06/24/1960 04/09/1992 5.67 5.67 $1,084.20 3161 01/05/1962 09/11/1995 2.25 2.25 $550.80 3803 08/07/1964 05/30/1995 2.58 2.58 $580.80 6853 01/01/1967 08/09/1993 4.33 4.33 $1,266.24 7653 08/18/1961 05/08/1995 2.58 2.58 $626.76 9686 08/21/1967 02/25/1992 5.83 5.83 $2,822.40 5332 12/21/1965 12/02/1996 1.00 1.00 $210.84 8355 12/08/1961 07/25/1995 2.33 0.67 $169.92 0065 08/17/1962 05/13/1992 5.58 5.58 $1,301.76 2742 10/30/1968 02/08/1988 9.83 9.83 $2,229.24 4164 07/22/1964 02/01/1988 9.92 9.92 $2,505.00 0348 11/03/1963 03/02/1987 10.75 10.75 $2,808.84 6551 10/30/1963 07/12/1982 15.42 15.42 $4,319.76 1455 05/01/1970 07/13/1992 5.42 5.42 $2,634.00 6329 09/29/1967 08/25/1994 3.33 3.33 $825.12 6471 07/11/1972 09/24/1996 1.25 1.25 $247.68 9580 10/16/1968 11/11/1986 11.08 11.08 $2,022.48 0041 09/01/1966 02/16/1993 4.83 4.83 $1,512.72 0346 10/09/1964 04/15/1991 6.67 6.67 $1,958.04 1662 04/09/1966 07/17/1996 1.42 1.42 $475.80 3781 10/20/1965 09/19/1990 7.25 7.25 $1,575.96 5218 03/18/1966 12/10/1989 8.00 8.00 $2,146.56 6325 10/16/1965 04/27/1987 10.67 8.08 $2,401.80 7840 09/07/1970 12/03/1992 5.00 5.00 $1,163.28 9927 01/14/1965 11/05/1991 6.08 6.08 $1,581.60 2959 12/26/1965 08/16/1993 4.33 4.33 $1,248.48 3074 06/09/1948 05/25/1994 3.58 3.58 $1,101.84 3846 03/17/1966 05/30/1995 2.58 2.58 $542.28 6011 11/27/1965 01/03/1995 2.92 2.92 $646.20 6520 02/26/1966 07/16/1991 6.42 5.50 $1,385.52 8152 08/02/1968 12/16/1996 1.00 1.00 $186.96 1672 03/11/1968 08/06/1985 12.33 12.33 $2,860.32 4798 03/01/1976 11/09/1994 3.08 3.08 $775.92 5506 04/14/1968 11/18/1996 1.08 1.08 $206.28 8356 01/29/1968 07/24/1989 8.42 8.42 $1,773.48 0565 12/06/1966 02/28/1990 7.83 7.50 $2,501.40 2916 08/23/1971 01/15/1990 7.92 7.50 $2,298.84 4983 06/03/1968 01/22/1987 10.92 8.08 $2,723.16 5476 03/28/1967 12/07/1986 11.00 8.08 $2,674.44 7851 11/11/1968 03/12/1991 6.75 5.50 $1,846.92 0407 08/08/1967 08/30/1987 8.67 6.42 $1,342.92 6323 03/15/1968 03/14/1988 9.75 9.75 $2,059.44 6909 12/28/1972 06/02/1992 5.50 5.50 $1,219.92

K-84 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 7252 02/05/1973 02/01/1996 1.92 1.92 $404.16 1849 03/11/1973 05/02/1994 3.58 3.58 $796.44 2870 01/11/1971 12/16/1996 1.00 1.00 $190.08 2929 06/15/1968 09/05/1989 8.25 8.25 $1,832.40 7574 12/29/1967 01/03/1993 4.92 4.92 $1,079.04 1915 04/10/1969 03/14/1989 8.75 8.75 $1,647.24 3749 05/23/1973 05/27/1996 1.58 1.58 $712.56 4221 05/06/1970 06/04/1991 6.50 5.50 $1,388.40 5951 07/16/1972 05/12/1992 5.58 5.50 $1,282.56 9345 09/14/1969 06/12/1990 7.50 7.50 $1,530.24 0899 03/14/1970 11/10/1993 4.08 4.08 $1,006.80 5982 01/14/1970 11/18/1988 9.08 9.00 $2,646.36 6123 02/14/1970 12/02/1996 1.00 1.00 $210.84 6769 03/17/1970 08/27/1991 6.33 5.50 $1,431.72 0404 09/22/1934 09/25/1978 19.25 19.25 $8,214.96 0959 12/25/1933 10/02/1978 19.17 19.17 $6,073.32 1167 01/17/1971 04/06/1993 4.67 4.67 $1,045.20 1913 03/24/1977 02/19/1996 1.83 1.83 $407.04 2838 03/29/1970 07/20/1992 5.42 5.42 $1,362.72 5048 08/28/1973 12/31/1991 6.00 5.50 $1,343.40 3520 10/04/1970 03/29/1992 5.75 5.75 $1,169.04 6745 04/10/1971 04/04/1990 7.67 7.67 $1,527.72 5485 12/28/1939 06/13/1988 9.50 9.00 $2,558.52 9089 11/09/1976 10/09/1995 2.17 2.17 $507.60 1766 03/12/1941 04/04/1960 37.67 37.67 $15,608.16 2159 02/02/1975 06/13/1993 4.50 4.50 $981.36 0495 03/13/1941 09/08/1992 5.25 5.25 $1,182.60 3935 12/15/1940 06/18/1984 13.50 13.50 $4,755.12 4349 11/04/1938 09/17/1991 6.25 6.25 $1,711.80 4439 08/15/1940 11/21/1988 9.08 9.08 $2,561.76 2223 03/22/1942 01/30/1990 7.92 7.92 $2,178.36 3054 09/29/1941 09/19/1988 9.25 9.25 $2,251.68 3249 11/08/1940 01/02/1979 18.92 18.92 $3,266.40 4119 01/04/1944 08/21/1996 1.33 1.33 $400.08 9725 07/12/1943 08/27/1979 18.33 18.33 $4,703.52 4110 07/02/1943 01/02/1979 18.92 18.92 $4,213.80 4707 06/05/1942 08/29/1984 13.33 13.33 $2,107.20 4943 10/03/1942 09/27/1993 4.25 4.25 $1,060.32 4999 04/04/1942 01/26/1979 18.92 18.92 $4,122.00 5471 04/08/1942 09/30/1996 1.25 1.25 $279.24 9575 02/02/1943 07/26/1967 30.42 30.42 $5,126.40 5961 04/21/1944 05/23/1988 9.58 9.00 $2,254.92 6377 06/02/1944 03/05/1990 7.75 7.75 $1,722.72 K-85 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 7182 11/23/1943 06/27/1988 9.50 9.00 $2,206.92 9451 12/01/1941 05/16/1988 9.58 9.00 $2,621.64 7654 09/09/1945 11/01/1989 8.17 8.17 $4,259.04 4732 08/06/1946 07/29/1968 29.42 8.08 $4,936.56 4969 09/12/1947 10/20/1975 20.42 14.25 $2,724.96 6419 01/23/1946 08/17/1981 16.33 16.33 $2,840.76 7862 03/07/1946 07/25/1988 9.42 9.42 $2,717.52 1561 07/23/1952 08/30/1982 15.33 15.33 $8,228.04 2882 03/27/1947 11/27/1978 19.08 19.08 $8,606.76 3364 02/21/1949 09/21/1978 19.25 19.25 $3,538.32 3550 07/31/1948 08/22/1993 4.33 4.33 $1,022.64 3705 09/25/1962 05/26/1981 16.58 16.58 $5,305.20 3825 06/30/1948 03/11/1985 12.75 12.75 $2,736.84 6435 11/01/1950 07/26/1989 8.42 8.42 $1,815.36 6762 10/17/1951 05/03/1989 7.08 7.08 $2,173.80 7091 01/18/1952 03/06/1990 7.75 7.75 $2,854.32 8439 07/19/1964 11/14/1988 9.08 9.08 $2,776.80 1376 01/13/1951 09/17/1969 28.25 28.25 $7,939.44 1890 07/12/1953 12/10/1990 7.00 7.00 $2,583.48 3158 11/30/1950 06/03/1968 29.50 8.08 $12,823.92 3614 07/07/1950 09/13/1990 7.25 7.25 $1,771.92 3874 03/02/1952 04/19/1988 9.67 5.50 $1,492.20 4316 09/13/1950 09/11/1986 11.25 8.08 $2,924.88 7447 08/11/1949 02/01/1988 9.92 5.50 $1,843.56 4853 12/29/1950 09/13/1992 5.25 5.25 $1,311.00 7918 07/31/1951 04/30/1985 12.67 12.67 $3,216.48 7682 10/01/1950 09/04/1989 8.25 7.50 $2,461.44 8782 06/10/1952 05/07/1992 5.58 5.58 $1,280.28 9395 11/19/1951 09/04/1986 11.25 8.08 $2,069.64 2310 11/08/1953 10/05/1992 5.17 5.17 $2,897.40 6312 10/26/1952 12/14/1978 19.00 19.00 $4,221.96 9355 07/03/1960 11/21/1988 9.08 9.08 $2,447.28 9888 09/23/1949 05/18/1987 10.58 10.58 $2,262.24 0107 12/18/1955 11/02/1986 11.17 8.08 $2,176.68 0162 10/16/1953 01/11/1993 4.92 4.92 $1,450.32 1882 06/08/1954 03/19/1989 8.75 8.08 $2,100.24 2011 03/20/1954 06/24/1987 10.50 10.50 $2,473.92 6281 07/11/1956 09/12/1983 14.25 14.25 $8,756.16 6907 08/25/1956 05/02/1988 9.67 9.00 $2,340.36 3420 06/22/1955 05/12/1982 11.50 11.50 $1,744.44 4167 05/25/1952 06/19/1995 2.50 2.50 $642.84 4831 11/08/1953 05/10/1993 4.58 4.58 $1,414.20 8019 10/04/1953 04/17/1990 7.67 1.50 $344.40

K-86 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 8432 01/20/1955 08/21/1996 1.33 1.33 $353.28 9744 09/03/1955 05/09/1995 2.58 1.50 $299.04 9766 02/16/1953 05/31/1988 9.58 9.58 $2,087.16 1892 09/16/1955 05/04/1990 7.58 1.50 $330.24 2396 05/12/1951 10/11/1988 9.17 1.50 $229.32 2490 04/24/1955 08/04/1995 2.33 1.50 $338.64 2928 05/09/1961 05/27/1980 17.58 1.50 $612.60 3450 04/01/1959 10/18/1989 8.17 1.50 $280.80 4540 12/24/1964 08/23/1993 4.33 4.33 $1,480.56 6336 12/11/1958 04/05/1988 9.67 1.50 $306.36 6521 03/19/1959 01/29/1979 18.92 4.50 $3,630.60 6656 05/06/1955 07/25/1995 2.42 1.50 $313.80 6801 02/02/1956 02/18/1980 17.83 1.50 $667.56 7190 07/23/1958 05/04/1990 7.58 1.50 $567.48 8316 03/24/1958 06/15/1992 5.50 1.50 $337.56 8630 02/05/1968 11/21/1994 3.08 3.08 $759.84 9937 04/04/1959 02/15/1994 3.83 1.50 $288.96 1904 11/11/1961 03/14/1994 3.75 1.50 $443.28 2447 11/28/1959 05/01/1989 8.67 1.50 $362.04 3310 10/16/1957 06/05/1995 2.50 2.50 $647.52 4257 01/10/1963 01/10/1994 3.92 3.92 $1,033.80 6423 02/03/1965 02/13/1995 2.83 2.83 $746.04 8957 06/30/1971 08/08/1994 0.92 0.92 $199.44 9272 03/08/1959 08/10/1992 5.33 1.50 $297.12 2260 03/27/1961 02/21/1994 3.83 3.83 $1,045.20 0637 05/17/1960 07/21/1986 11.42 1.50 $320.52 4657 04/12/1965 07/03/1995 2.42 2.42 $584.76 7394 04/13/1960 09/06/1994 3.25 3.25 $831.24 5863 07/25/1974 03/30/1994 3.75 3.75 $1,111.56 6216 12/07/1973 08/19/1996 1.33 1.33 $343.20 7583 07/09/1967 10/14/1996 1.17 1.17 $281.76 7672 07/14/1974 07/09/1996 1.42 1.42 $364.68 4968 12/22/1963 06/05/1992 5.50 1.50 $233.04 7939 01/03/1960 12/01/1992 5.08 1.50 $380.16 3049 05/02/1962 06/05/1995 2.50 2.50 $602.04 6251 07/31/1961 07/29/1996 1.42 1.42 $364.68 9601 05/08/1975 12/16/1996 1.00 1.00 $210.60 0245 10/09/1965 01/20/1992 6.00 1.58 $438.24 7515 12/04/1963 08/15/1994 3.33 3.33 $880.68 1220 10/27/1962 08/07/1992 5.33 1.50 $311.52 4962 06/30/1967 10/17/1989 8.17 8.17 $1,603.08 5072 08/05/1965 08/01/1989 8.42 8.42 $1,746.84 1973 12/01/1970 03/13/1995 2.75 2.75 $703.68 K-87 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 7415 03/14/1971 01/04/1993 4.92 0.58 $133.44 8829 08/09/1962 05/02/1988 9.58 9.58 $2,461.32 6624 07/24/1962 10/25/1996 1.17 1.17 $258.36 8894 12/12/1966 11/08/1993 4.08 4.08 $1,450.80 6078 06/26/1964 02/27/1989 8.83 1.50 $304.92 8620 08/21/1971 01/03/1995 2.92 2.92 $781.68 2075 02/22/1966 11/17/1994 3.08 1.50 $278.52 1386 09/11/1963 08/05/1991 6.33 1.50 $392.64 0003 03/23/1970 07/26/1995 2.42 1.50 $374.16 3642 10/06/1964 10/05/1994 3.17 3.17 $607.80 4410 03/19/1970 10/18/1993 4.17 1.50 $292.44 5913 10/02/1964 11/01/1994 3.17 3.17 $1,321.80 7148 12/15/1964 09/09/1996 1.25 1.25 $290.52 7547 05/01/1969 01/29/1992 5.92 1.50 $309.60 4008 09/04/1969 03/27/1995 2.75 2.75 $649.92 4442 02/08/1967 04/24/1995 2.67 1.50 $244.56 8067 02/04/1969 05/27/1992 5.58 1.50 $510.00 8475 11/13/1968 04/14/1992 5.67 1.50 $410.28 2325 01/16/1966 11/29/1994 3.08 1.50 $323.40 3532 05/15/1934 08/31/1981 16.33 1.50 $305.16 1608 04/13/1966 09/18/1991 6.25 1.50 $279.36 2955 07/13/1975 09/25/1995 2.25 2.25 $483.72 0916 06/03/1976 09/06/1994 3.25 3.25 $812.64 1211 07/02/1968 10/07/1996 1.17 1.17 $261.72 4853 12/15/1968 08/20/1990 7.33 1.50 $497.52 5258 06/08/1970 01/02/1996 1.92 1.92 $488.40 3043 11/08/1969 12/13/1993 4.00 4.00 $1,078.20 4230 12/10/1968 05/03/1993 4.58 4.58 $2,265.12 7759 10/20/1940 04/05/1979 18.67 1.50 $306.72 4698 12/20/1976 07/08/1996 1.42 1.42 $298.32 4496 04/27/1972 06/05/1995 2.50 2.50 $568.92 8187 04/08/1971 10/07/1996 1.17 1.17 $377.88 9958 06/11/1977 12/16/1996 1.00 1.00 $269.16 7067 05/04/1940 04/05/1995 2.67 1.50 $275.04 9317 08/29/1970 03/14/1994 3.75 3.75 $907.56 8924 04/22/1943 10/07/1996 1.17 1.17 $268.44 9198 05/01/1945 05/17/1993 4.58 4.58 $1,220.52 5262 03/07/1972 07/08/1996 1.42 1.42 $329.28 7415 11/12/1970 10/01/1993 4.25 1.50 $588.72 1402 10/12/1942 01/14/1987 10.92 8.08 $1,948.32 5009 10/17/1974 07/03/1995 2.42 2.42 $634.68 4937 05/21/1944 11/28/1994 3.08 3.08 $740.88 9326 03/01/1946 11/11/1996 1.08 1.08 $228.12

K-88 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 3697 10/21/1946 10/05/1992 5.17 1.50 $308.64 7106 02/19/1947 03/28/1994 3.75 3.75 $1,301.76 3910 04/12/1949 05/07/1984 13.58 1.50 $332.04 0380 08/29/1950 04/21/1988 9.67 1.50 $322.20 6697 10/16/1951 10/12/1995 2.17 1.50 $321.36 0125 10/31/1953 03/14/1979 18.75 1.50 $693.48 0189 06/28/1952 09/27/1993 4.25 4.25 $1,486.44 0210 08/21/1942 02/12/1979 18.83 1.50 $341.88 1690 02/15/1951 04/08/1991 6.67 1.50 $324.24 1727 08/01/1956 03/16/1981 16.75 1.50 $346.44 3394 03/18/1953 01/13/1992 5.92 1.50 $250.68 3711 03/11/1950 09/15/1986 11.25 1.50 $425.28 6206 05/06/1951 05/22/1979 18.58 1.50 $393.84 6221 06/13/1952 08/30/1993 4.33 1.50 $433.44 6533 03/01/1954 02/21/1990 7.83 1.50 $315.96 9010 12/09/1949 05/24/1993 4.58 4.58 $1,686.60 9299 03/20/1950 04/04/1994 3.67 3.67 $982.56 9400 09/19/1952 06/02/1993 4.50 4.50 $1,137.24 9530 01/18/1951 02/21/1994 3.83 3.83 $1,033.68 2935 01/07/1957 02/13/1995 2.83 1.50 $562.08 3985 05/24/1954 03/29/1988 9.75 9.75 $3,935.40 4063 11/08/1952 04/02/1979 18.75 1.50 $378.24 4678 08/20/1951 08/15/1979 18.33 1.50 $307.68 8397 02/26/1957 01/11/1993 4.92 4.92 $2,239.44 8416 08/07/1952 11/11/1996 1.08 1.08 $228.12 9110 05/16/1970 06/03/1996 1.50 1.50 $315.96 0685 04/12/1962 08/10/1981 16.42 1.58 $407.28 2247 04/29/1956 01/17/1989 8.92 1.50 $546.84 0855 10/09/1959 01/31/1994 3.92 3.92 $1,083.60 0739 10/05/1959 06/05/1995 2.50 2.50 $541.68 1725 08/12/1968 10/24/1994 3.17 3.17 $805.80 2388 07/27/1964 07/30/1984 13.42 4.50 $2,967.36 4268 12/12/1958 08/13/1990 7.33 7.33 $1,939.20 5292 08/31/1962 06/07/1983 14.50 1.50 $580.44 8746 08/09/1958 11/07/1994 3.08 3.08 $825.36 0542 10/14/1969 05/15/1995 2.58 1.50 $362.04 5191 05/03/1971 11/11/1996 1.08 1.08 $228.12 6075 06/16/1973 10/12/1995 2.17 1.50 $256.08 6160 01/20/1962 08/05/1996 1.33 1.33 $294.72 0706 10/14/1969 07/31/1995 2.42 2.42 $486.12 4969 12/08/1957 08/24/1992 5.33 1.50 $232.44 3317 05/06/1964 06/12/1989 8.50 1.50 $473.28 7459 11/15/1955 09/09/1996 1.25 1.25 $290.52 K-89 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 8989 02/08/1964 10/24/1994 3.17 3.17 $777.12 9839 04/16/1969 08/22/1994 3.33 3.33 $789.36 1042 05/08/1959 07/11/1994 3.42 3.42 $915.24 3852 03/02/1962 04/20/1993 4.67 1.50 $357.24 4998 12/30/1961 10/05/1994 3.17 3.17 $873.96 5500 02/09/1961 09/01/1995 2.33 2.33 $1,060.68 9941 09/17/1962 05/22/1995 2.58 2.58 $702.24 0451 05/17/1960 05/24/1993 4.58 4.58 $1,513.32 1427 07/25/1964 05/15/1995 2.58 1.50 $305.64 1836 11/20/1966 05/20/1996 1.58 1.58 $412.56 3979 01/19/1964 06/19/1995 2.50 2.50 $569.16 5257 05/14/1966 05/03/1995 2.67 1.58 $233.76 7564 09/22/1959 08/01/1992 5.42 1.50 $335.28 9454 11/02/1972 11/04/1996 1.08 1.08 $261.72 9820 03/22/1961 10/27/1987 10.17 1.50 $316.56 1837 07/13/1970 05/22/1995 2.58 2.58 $664.20 5096 12/24/1961 05/16/1990 7.58 7.58 $1,933.80 5493 12/25/1963 08/31/1993 4.33 1.50 $300.60 1708 07/29/1961 12/29/1986 11.00 1.50 $351.60 4982 12/01/1976 07/03/1995 2.42 2.42 $654.24 5765 10/31/1966 06/18/1993 4.50 4.50 $1,300.44 7758 12/22/1964 09/27/1993 4.25 4.25 $1,257.84 9026 03/19/1965 04/27/1992 5.67 1.50 $407.16 0343 12/31/1961 10/24/1990 7.17 1.50 $229.80 0407 08/09/1965 12/16/1996 1.00 1.00 $210.60 2967 05/20/1972 09/27/1993 4.25 4.25 $1,103.16 4449 07/01/1968 05/15/1995 2.58 1.50 $269.76 7373 04/19/1965 08/13/1990 7.33 7.33 $1,572.84 2886 01/26/1964 03/07/1994 3.75 3.75 $1,426.44 9229 05/15/1965 07/12/1993 4.42 4.42 $1,314.96 9428 06/24/1965 08/12/1988 9.33 1.50 $375.48 5242 10/04/1961 03/11/1996 1.75 1.75 $450.48 8916 12/19/1970 08/23/1993 4.33 4.33 $1,083.12 0155 06/16/1965 11/28/1994 3.08 3.08 $852.00 7717 12/18/1967 12/16/1996 1.00 1.00 $232.44 8548 09/08/1964 07/12/1993 4.42 4.42 $1,268.04 5337 07/04/1966 08/19/1996 1.33 1.33 $469.68 5617 07/16/1968 10/25/1993 4.17 4.17 $1,223.52 9720 07/18/1964 12/16/1996 1.00 1.00 $232.44 9727 10/22/1964 12/13/1993 4.00 4.00 $1,090.08 0639 03/10/1967 05/29/1989 8.58 1.50 $395.52 2801 03/22/1968 04/04/1994 3.67 3.67 $974.88 5404 06/14/1965 07/03/1995 2.42 2.42 $507.48

K-90 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 6053 08/20/1937 11/20/1977 28.83 28.83 $5,799.48 3167 12/27/1974 12/16/1996 1.00 1.00 $210.60 0395 08/10/1968 07/12/1993 4.42 4.42 $1,108.80 1741 04/13/1968 03/13/1995 2.75 2.75 $660.12 4007 03/05/1969 02/19/1996 1.83 1.83 $143.04 0242 05/07/1966 04/23/1990 7.67 1.50 $304.44 1768 12/05/1971 02/21/1994 3.83 3.83 $1,125.72 6736 08/11/1971 08/19/1996 1.33 1.33 $384.84 4950 08/16/1936 12/05/1983 14.00 1.50 $434.16 1560 10/05/1937 06/29/1989 8.50 1.50 $571.20 0182 07/22/1972 01/23/1995 2.92 2.92 $765.96 2120 05/11/1968 05/11/1992 5.58 4.50 $1,044.24 4903 09/10/1969 10/13/1987 10.17 1.50 $325.92 6108 04/19/1975 06/19/1995 2.50 2.50 $660.12 6757 10/05/1966 05/08/1995 2.58 1.50 $307.92 7143 10/24/1968 08/08/1988 9.33 1.50 $323.16 8333 07/10/1937 02/11/1974 23.83 23.83 $19,901.64 5588 09/02/1972 11/28/1994 3.08 3.08 $757.20 3180 04/24/1968 10/25/1995 2.17 1.50 $256.68 3254 07/11/1971 12/16/1996 1.00 1.00 $232.44 4354 02/17/1969 11/14/1994 3.08 3.08 $722.40 6316 07/16/1970 02/13/1989 8.83 1.50 $335.04 3811 09/21/1968 07/29/1996 1.42 1.42 $364.68 8819 11/09/1969 11/21/1988 9.08 1.50 $333.36 0170 07/10/1940 04/19/1993 4.67 4.67 $1,322.16 1926 08/01/1941 07/29/1980 15.67 6.33 $2,452.20 1175 10/14/1971 06/01/1993 4.58 1.50 $286.44 2771 08/16/1969 03/13/1995 2.75 2.75 $780.84 3948 10/02/1938 02/01/1968 21.17 20.00 $12,836.28 4158 06/01/1970 10/24/1994 3.17 3.17 $781.56 7476 02/25/1971 05/16/1991 6.58 1.50 $399.60 5097 08/25/1943 01/04/1993 4.92 4.92 $1,587.24 6918 06/07/1941 01/29/1979 18.92 1.50 $316.68 7120 02/11/1972 07/31/1995 2.42 2.42 $609.72 5933 05/09/1947 06/10/1981 16.50 1.50 $294.60 5960 10/31/1946 01/31/1994 3.92 3.92 $1,064.28 6166 10/16/1947 08/19/1987 10.33 1.50 $312.36 6828 09/20/1943 03/12/1990 7.75 1.50 $362.40 7360 05/12/1945 04/12/1993 4.67 1.50 $276.72 5358 09/28/1947 07/20/1992 5.42 4.50 $1,063.56 6387 08/06/1947 07/08/1994 3.42 3.42 $945.96 6639 11/19/1946 01/02/1979 19.00 1.50 $313.56 0096 03/21/1948 05/08/1989 8.58 1.50 $441.00 K-91 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 0422 12/06/1947 01/02/1996 1.92 1.92 $392.64 1628 06/13/1947 06/23/1980 17.50 1.50 $401.16 1642 04/11/1948 08/31/1988 9.33 4.50 $1,664.04 2019 06/09/1947 10/27/1993 4.17 1.50 $336.72 2466 04/29/1946 11/04/1988 9.08 1.50 $334.56 2711 02/18/1953 10/22/1986 11.17 8.08 $2,552.88 5806 04/06/1950 10/25/1993 4.17 4.17 $1,060.32 8219 01/12/1945 01/02/1979 19.00 1.50 $388.08 8014 09/19/1958 08/08/1979 18.33 1.50 $297.60 8813 05/31/1954 07/04/1996 1.42 1.42 $1,097.88 8880 12/31/1947 05/18/1992 5.58 4.50 $2,323.32 0179 03/01/1950 04/10/1979 18.67 1.50 $293.64 0896 02/09/1949 06/01/1984 13.58 1.50 $269.76 1252 01/17/1952 04/28/1980 17.67 1.50 $357.60 5848 12/09/1947 01/09/1990 7.92 7.92 $2,181.96 6744 01/07/1951 01/29/1979 18.92 4.50 $1,245.84 5204 11/09/1962 03/01/1993 4.83 4.83 $1,619.64 0248 10/28/1950 04/16/1984 13.67 1.50 $320.52 2796 03/28/1965 11/08/1993 4.08 4.08 $1,356.96 5840 02/08/1956 10/06/1980 17.17 8.08 $3,396.96 6874 11/14/1955 07/03/1995 2.42 1.50 $357.36 8300 11/25/1957 06/08/1992 5.50 1.50 $430.20 8527 11/20/1964 06/27/1983 12.33 12.33 $3,274.56 5121 10/31/1954 02/21/1994 3.83 3.83 $972.48 6632 01/08/1956 10/14/1996 1.17 1.17 $281.76 5029 08/15/1957 07/07/1992 5.42 1.50 $342.96 5743 07/14/1957 10/13/1997 0.17 0.17 $40.32 6930 11/15/1956 12/17/1980 17.00 1.50 $280.20 0509 11/21/1957 11/14/1994 3.08 3.08 $737.88 0932 07/17/1955 11/20/1995 2.08 2.08 $435.72 1026 08/28/1957 02/06/1995 2.83 2.83 $739.92 2201 11/07/1957 10/25/1993 4.17 4.17 $2,086.20 0600 04/15/1958 04/03/1995 2.67 2.67 $621.60 1540 07/13/1958 03/06/1995 2.75 1.50 $544.80 8247 02/04/1957 12/16/1985 12.00 1.50 $321.72 4768 09/14/1965 06/05/1995 1.17 1.17 $260.40 2386 04/20/1964 11/02/1993 4.17 1.50 $425.52 4162 07/07/1971 05/10/1993 4.58 4.58 $1,221.72 9439 02/02/1959 11/07/1994 3.08 3.08 $795.48 1492 01/01/1965 11/28/1994 3.08 3.08 $795.72 1701 08/19/1965 10/31/1994 3.17 3.17 $2,304.84 0585 05/25/1974 01/03/1995 2.92 2.92 $721.32 5327 04/30/1963 09/25/1995 2.25 2.25 $480.60

K-92 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 1868 07/30/1968 09/30/1996 1.25 1.25 $262.92 4324 03/07/1972 10/10/1991 6.17 1.50 $464.40 4741 05/08/1966 04/24/1995 2.75 1.58 $200.64 7098 08/20/1961 09/24/1991 6.25 6.25 $1,390.08 7079 01/30/1961 01/27/1988 9.92 1.50 $382.56 7594 05/05/1959 09/29/1986 11.25 1.50 $327.60 7997 08/25/1963 10/24/1985 12.17 1.50 $334.68 7118 08/29/1964 07/01/1994 3.50 3.50 $1,674.72 9137 03/02/1963 07/22/1996 1.42 1.42 $297.96 3019 08/02/1969 02/06/1995 2.83 2.83 $552.00 4178 03/30/1973 09/06/1994 3.25 3.25 $905.76 1742 05/30/1963 12/07/1992 5.00 1.50 $330.00 2871 09/11/1962 06/19/1995 2.50 2.50 $652.92 7085 07/25/1968 10/24/1994 3.17 3.17 $777.00 9649 10/10/1971 04/29/1996 1.67 1.67 $364.08 0868 05/17/1964 07/26/1993 4.42 4.42 $2,926.80 2648 06/30/1961 09/16/1991 6.25 1.50 $493.44 9464 01/26/1963 02/07/1994 3.83 3.83 $1,046.28 5122 12/07/1964 12/21/1994 3.00 3.00 $1,991.40 4672 01/02/1964 01/08/1992 5.92 1.50 $341.16 4841 09/09/1963 04/19/1993 4.67 4.67 $1,119.96 0391 01/06/1971 10/14/1996 1.17 1.17 $300.36 2855 02/17/1966 12/08/1991 6.00 1.50 $297.36 5843 12/05/1966 04/17/1995 2.67 1.50 $302.76 2415 10/29/1966 11/04/1991 6.08 1.50 $206.76 6118 04/21/1972 11/20/1995 2.08 2.08 $440.04 9458 08/27/1971 08/10/1992 5.33 1.50 $404.76 1070 07/24/1966 10/24/1994 3.17 3.17 $690.72 1670 11/29/1967 11/11/1996 1.08 1.08 $228.12 3094 06/21/1967 11/11/1996 1.08 1.08 $251.76 5819 06/15/1970 08/19/1996 1.33 1.33 $343.20 9374 08/04/1970 11/11/1996 1.08 1.08 $228.12 0481 03/28/1937 05/02/1988 9.58 9.58 $3,266.16 3621 03/14/1969 05/23/1994 3.58 3.58 $1,007.52 5574 08/12/1969 03/15/1996 1.75 1.75 $414.48 8220 06/15/1969 03/25/1991 6.75 1.50 $309.12 3899 10/22/1937 10/03/1983 14.17 1.50 $483.84 6446 05/10/1968 11/14/1994 3.08 3.08 $748.20 6468 03/21/1939 02/07/1994 3.83 3.83 $1,016.04 4076 01/24/1969 09/27/1988 9.25 1.50 $352.80 8538 07/31/1974 10/31/1994 3.17 3.17 $699.60 1925 09/16/1941 12/09/1996 1.00 1.00 $352.32 6001 07/31/1943 11/06/1995 2.08 2.08 $449.40 K-93 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 3486 06/24/1977 11/11/1996 1.08 1.08 $228.12 8413 06/24/1974 08/31/1993 4.33 1.50 $302.88 9802 10/07/1942 08/15/1979 18.33 1.50 $412.80 9500 06/23/1971 05/04/1994 3.58 3.58 $857.52 4439 05/01/1943 11/15/1989 2.50 2.50 $497.64 9008 04/07/1944 07/26/1993 4.42 4.42 $1,392.48 1322 11/28/1946 04/12/1979 18.67 1.50 $278.52 1494 07/21/1949 07/07/1992 5.42 1.50 $379.20 7867 06/05/1946 04/02/1979 18.75 1.50 $246.72 7977 03/17/1947 04/17/1989 8.67 1.50 $396.12 8123 10/11/1949 08/06/1979 18.33 1.50 $276.84 8233 07/19/1946 11/25/1986 11.08 1.50 $463.08 9006 08/23/1947 01/05/1987 10.92 4.50 $1,111.56 9256 08/03/1947 06/21/1988 9.50 9.50 $2,243.28 9381 05/14/1949 01/29/1996 1.92 1.92 $378.72 9863 08/17/1947 10/11/1993 4.17 1.50 $292.44 4578 05/07/1963 03/15/1993 4.75 4.75 $2,044.92 9626 09/21/1945 09/22/1981 16.25 4.50 $1,338.00 9936 08/02/1949 06/10/1991 6.50 4.50 $2,862.48 6054 07/29/1947 12/13/1993 4.00 4.00 $1,297.44 0132 01/28/1949 06/19/1995 2.50 2.50 $699.60 3754 02/07/1949 03/04/1996 1.75 1.75 $387.24 6767 04/20/1949 12/11/1989 8.00 8.00 $5,267.40 4748 10/13/1950 01/10/1994 3.92 3.92 $1,425.72 5713 08/26/1950 03/19/1980 17.75 1.50 $315.12 5722 03/30/1952 11/07/1985 12.08 1.50 $380.52 5753 05/31/1954 10/25/1991 6.17 1.50 $405.60 6831 03/07/1950 05/21/1984 13.58 1.50 $410.88 7159 07/07/1964 01/17/1987 10.92 1.50 $573.36 7795 11/01/1954 11/11/1996 1.08 1.08 $278.88 9483 05/06/1952 09/27/1993 4.25 4.25 $1,121.64 9032 01/25/1951 10/25/1993 4.17 4.17 $1,014.84 2708 09/14/1957 03/11/1996 1.75 1.75 $616.56 3785 09/09/1946 03/13/1995 2.75 2.75 $598.80 3887 06/01/1951 04/19/1993 4.67 4.67 $2,286.72 4806 01/13/1949 01/10/1994 3.92 3.92 $1,067.28 0355 12/07/1951 02/17/1986 11.83 11.83 $6,372.72 6461 02/24/1952 11/14/1994 3.08 3.08 $726.48 6534 11/19/1951 04/19/1993 4.67 4.67 $1,221.84 7724 03/27/1952 03/19/1990 7.75 1.50 $331.32 7760 03/14/1962 09/19/1988 9.25 9.25 $2,498.52 7513 04/06/1953 12/16/1996 1.00 1.00 $210.60 7772 04/14/1960 09/27/1993 4.25 4.25 $1,251.36

K-94 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 9210 03/09/1957 10/14/1996 1.17 1.17 $300.36 9447 07/08/1956 03/07/1994 3.75 3.75 $995.04 9597 09/05/1955 11/28/1994 3.08 3.08 $772.68 8120 02/22/1958 08/04/1993 4.33 4.33 $4,448.04 9012 04/02/1954 11/28/1994 3.08 3.08 $818.64 6222 01/29/1957 09/27/1993 4.25 4.25 $1,187.28 7776 06/24/1958 09/05/1995 2.25 1.50 $271.20 8352 12/28/1955 02/20/1995 2.83 2.83 $687.12 8785 05/09/1969 04/26/1988 9.67 1.50 $311.40 8969 02/07/1957 03/13/1995 2.75 2.75 $702.36 9878 07/10/1958 09/04/1990 7.25 1.50 $376.56 5075 08/22/1956 09/16/1996 1.25 1.25 $440.40 5148 05/12/1959 05/10/1993 4.58 4.58 $1,208.16 5445 10/23/1957 01/04/1993 4.92 4.92 $1,453.92 0774 11/07/1966 03/14/1994 3.75 3.75 $964.08 1848 03/09/1965 10/23/1995 2.17 1.50 $316.68 2194 12/16/1955 06/17/1996 1.50 1.50 $331.92 0665 09/09/1971 06/01/1993 4.58 4.58 $2,120.88 4490 11/15/1957 05/07/1981 16.58 1.50 $304.68 5732 08/10/1958 02/21/1994 3.83 3.83 $1,022.76 0686 08/08/1965 03/29/1995 2.75 1.50 $336.36 1196 05/21/1958 04/05/1993 4.67 4.67 $1,847.28 1812 07/01/1967 09/27/1993 4.25 4.25 $1,109.52 3522 07/08/1957 10/19/1987 10.17 1.50 $435.00 9161 11/02/1961 10/25/1993 4.17 4.17 $1,000.44 2345 03/14/1969 03/31/1993 4.75 4.75 $1,257.00 6836 07/09/1969 07/08/1996 1.42 1.42 $298.32 0230 01/27/1973 10/14/1996 1.17 1.17 $281.76 3632 10/28/1963 02/13/1995 2.83 2.83 $737.52 4790 06/05/1958 10/29/1991 6.17 1.50 $255.72 0526 04/11/1964 01/04/1993 4.92 4.92 $1,318.68 1262 12/10/1967 10/25/1993 4.17 4.17 $1,030.80 5201 05/03/1972 11/07/1994 3.08 3.08 $806.40 6865 08/14/1958 08/02/1993 4.33 4.33 $1,493.16 6955 09/18/1970 04/06/1992 5.67 5.67 $2,826.24 5344 09/09/1970 03/13/1995 2.75 2.75 $743.76 6471 06/25/1974 10/19/1992 5.17 5.17 $1,238.88 8503 12/23/1968 05/29/1989 8.58 8.58 $1,771.92 3667 03/07/1968 12/20/1988 7.58 7.58 $2,239.32 4527 06/09/1967 06/19/1995 2.50 2.50 $706.68 9016 12/29/1961 07/08/1996 1.42 1.42 $329.28 9131 03/14/1960 10/24/1994 3.17 3.17 $724.80 9481 09/14/1962 12/01/1980 17.00 2.42 $864.00 K-95 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 6053 05/06/1963 03/08/1993 4.75 4.75 $2,216.04 7030 02/08/1971 01/04/1995 2.92 2.92 $703.80 8845 07/25/1959 03/14/1994 3.75 3.75 $1,035.72 0006 01/04/1967 12/09/1985 12.00 1.50 $439.80 7085 06/01/1968 01/03/1995 2.92 2.92 $747.24 0092 05/19/1962 06/22/1992 5.50 1.50 $705.12 0238 11/04/1965 05/08/1989 8.58 1.50 $295.68 0647 04/10/1967 02/15/1993 4.83 4.83 $2,268.00 4349 01/28/1977 08/05/1996 1.33 1.33 $253.08 6798 08/25/1964 05/10/1993 4.58 4.58 $1,362.84 3031 09/21/1965 10/10/1988 9.17 1.50 $521.40 3872 05/01/1950 09/04/1995 2.25 2.25 $1,104.60 4952 03/17/1968 10/05/1994 3.17 3.17 $871.20 7984 01/13/1968 07/08/1996 1.42 1.42 $329.28 2955 10/29/1965 04/19/1993 4.67 4.67 $1,218.84 7294 11/21/1975 11/20/1995 2.08 2.08 $450.48 9461 12/07/1962 11/14/1994 3.08 3.08 $699.60 8906 11/03/1969 10/09/1995 2.17 1.50 $323.88 9490 08/22/1964 07/11/1994 3.42 3.42 $964.08 9961 01/20/1975 07/31/1995 2.42 2.42 $625.56 0553 03/28/1969 02/21/1994 3.83 3.83 $1,057.32 7105 11/05/1972 11/20/1995 2.08 2.08 $474.48 7688 11/24/1965 02/19/1996 1.83 1.83 $471.96 8073 07/12/1970 06/27/1990 7.50 1.50 $240.00 7553 07/28/1972 11/11/1996 1.08 1.08 $251.76 0916 03/12/1969 11/19/1996 1.08 1.08 $261.72 7873 05/14/1966 10/24/1994 3.17 3.17 $785.28 9616 09/28/1967 07/26/1989 8.42 8.42 $3,610.20 6156 10/14/1937 02/20/1989 8.83 4.50 $1,847.16 6844 09/25/1939 05/04/1981 16.58 4.50 $2,441.40 4199 01/06/1971 09/14/1992 5.25 1.50 $471.36 4401 10/30/1971 05/01/1995 2.67 1.50 $263.16 7424 04/17/1971 11/28/1994 3.08 3.08 $857.52 4312 07/07/1970 01/13/1992 5.92 1.50 $299.88 0239 10/10/1936 10/06/1980 17.17 1.50 $358.20 6106 04/03/1967 09/25/1995 2.25 2.25 $509.04 2270 05/15/1971 11/14/1994 3.08 3.08 $709.68 0353 07/26/1940 08/06/1984 13.33 1.50 $451.56 2484 05/03/1941 02/08/1988 9.83 9.83 $2,085.24 8750 07/30/1942 04/12/1979 18.67 1.50 $307.44 0023 06/03/1941 03/26/1984 13.75 1.50 $278.52 1231 09/03/1942 11/06/1989 8.08 1.50 $400.80 2236 10/23/1942 08/07/1989 8.33 1.50 $374.64

K-96 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 2491 09/27/1943 03/12/1984 13.75 1.50 $299.04 2769 01/30/1943 03/14/1978 19.75 19.75 $13,080.12 3617 11/10/1976 12/11/1995 2.00 2.00 $428.52 1620 11/26/1944 10/25/1979 18.17 1.50 $258.00 9649 01/05/1949 02/29/1988 9.83 1.50 $275.52 3329 05/12/1958 01/04/1993 4.92 4.92 $2,369.88 7599 11/02/1960 10/25/1993 4.17 4.17 $1,485.60 1180 01/25/1948 01/11/1993 4.92 4.92 $1,469.16 8718 10/01/1953 05/01/1995 2.67 2.67 $686.16 9527 06/28/1950 02/06/1995 2.83 2.83 $675.00 9467 10/24/1951 09/25/1995 2.25 2.25 $481.08 6366 12/09/1950 11/14/1994 3.08 3.08 $792.72 7348 12/23/1955 11/23/1992 5.08 5.08 $4,293.72 9031 06/02/1952 10/15/1987 10.17 1.50 $364.92 3198 08/23/1953 03/28/1994 3.75 3.75 $1,444.44 8909 02/01/1953 09/12/1994 3.25 3.25 $1,578.24 9167 10/20/1951 10/14/1993 4.17 1.50 $320.04 3487 04/07/1953 02/08/1990 7.83 7.83 $2,109.96 5354 01/28/1955 03/03/1980 17.75 4.50 $2,828.52 8676 03/21/1964 10/31/1994 3.17 3.17 $766.44 8894 08/03/1955 07/08/1996 1.42 1.42 $298.32 6025 08/29/1959 06/19/1995 2.50 2.50 $654.48 7086 12/28/1956 10/11/1993 4.17 4.17 $1,127.76 8522 03/24/1962 07/12/1993 4.42 4.42 $1,133.64 3832 08/08/1967 03/13/1995 2.75 2.75 $705.84 4523 03/06/1964 04/03/1995 2.67 1.50 $264.72 5113 01/16/1962 10/25/1993 4.17 4.17 $1,105.44 6383 02/28/1961 11/07/1985 12.08 1.50 $336.36 9803 05/30/1960 08/13/1981 16.33 1.50 $297.72 9158 03/28/1957 10/25/1993 4.17 4.17 $1,094.40 2301 04/30/1957 10/10/1983 14.17 1.50 $336.60 9743 04/08/1973 01/26/1993 4.92 1.50 $316.08 2401 09/28/1959 08/30/1993 4.33 4.33 $1,609.92 4353 06/17/1968 07/08/1996 1.42 1.42 $364.68 7080 02/03/1967 11/20/1995 2.08 2.08 $518.28 9483 02/22/1959 09/30/1986 11.25 1.50 $607.92 0682 08/02/1967 08/19/1996 1.33 1.33 $343.20 0017 11/01/1965 07/24/1989 8.42 8.42 $1,807.08 1806 11/21/1974 07/24/1995 2.42 1.50 $229.56 2116 09/07/1974 07/08/1996 1.42 1.42 $298.32 1365 10/27/1960 09/27/1993 4.25 4.25 $1,399.56 2391 05/13/1964 10/14/1996 1.17 1.17 $271.20 2594 09/07/1969 06/04/1992 0.75 0.75 $198.96 K-97 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 4439 04/20/1959 03/31/1987 10.75 10.75 $5,016.84 5981 03/12/1961 05/29/1995 2.58 1.50 $192.24 0572 11/10/1960 08/07/1979 18.33 1.50 $296.64 6188 06/02/1960 05/08/1995 2.58 1.50 $352.92 6695 03/05/1970 01/04/1993 4.92 4.92 $1,341.36 7504 09/23/1961 04/10/1995 2.67 1.50 $294.72 8567 10/08/1969 11/14/1994 3.08 3.08 $700.44 8569 01/25/1974 11/13/1995 2.08 1.50 $348.60 2126 09/21/1966 09/27/1993 4.25 4.25 $1,274.76 5251 02/28/1964 01/03/1995 2.92 2.92 $714.00 6583 08/24/1976 09/25/1995 2.25 2.25 $463.56 9918 09/13/1963 05/07/1990 7.58 1.50 $576.72 2548 07/19/1963 04/19/1993 4.67 4.67 $1,594.92 3746 07/07/1962 09/08/1981 16.25 1.50 $444.60 2568 07/18/1965 07/31/1995 2.42 2.42 $628.32 9795 01/23/1962 03/13/1995 2.75 2.75 $720.96 3060 09/01/1963 06/19/1989 8.50 1.50 $468.48 6275 12/30/1969 05/06/1991 6.58 1.50 $328.08 1945 06/01/1973 11/14/1994 3.08 3.08 $761.28 3372 09/09/1975 05/22/1995 2.58 2.58 $560.76 9903 10/17/1964 07/31/1995 2.42 2.42 $553.68 5909 02/23/1971 04/04/1994 3.67 3.67 $1,129.08 8078 04/15/1964 04/17/1990 7.67 7.67 $1,825.44 2696 10/18/1966 09/25/1995 2.25 2.25 $491.40 5519 02/01/1967 02/10/1993 4.75 0.58 $141.00 6025 07/03/1969 10/11/1993 4.17 4.17 $1,262.88 1038 08/29/1968 03/29/1993 4.75 1.50 $422.52 7778 11/27/1966 06/19/1995 2.50 2.50 $587.64 5030 06/11/1938 11/03/1992 5.08 5.08 $2,162.40 5160 01/24/1968 05/22/1995 2.58 2.58 $573.00 6940 10/17/1966 01/01/1995 3.00 3.00 $730.32 7424 01/08/1968 01/01/1995 3.00 3.00 $730.44 7491 12/05/1969 01/01/1995 3.00 3.00 $814.80 7692 05/18/1965 07/03/1995 2.42 1.50 $252.12 9962 12/11/1966 11/11/1996 1.08 1.08 $251.76 0284 09/12/1969 01/03/1995 2.92 2.92 $767.88 4152 05/11/1967 10/05/1994 3.17 3.17 $903.72 4177 07/01/1965 11/01/1992 5.17 4.50 $1,415.64 6792 11/04/1969 11/12/1991 6.08 1.50 $298.92 8643 12/04/1966 01/04/1993 4.92 4.92 $1,280.40 3243 08/25/1968 03/15/1993 4.75 4.75 $1,331.04 6707 08/27/1965 08/18/1992 5.33 5.33 $1,157.04 5808 11/08/1935 08/17/1987 10.33 4.50 $1,867.20

K-98 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 0284 05/09/1969 10/14/1996 1.17 1.17 $245.76 0848 05/26/1974 07/08/1996 1.42 1.42 $329.28 1546 07/06/1967 08/23/1993 4.33 4.33 $1,493.28 1628 02/09/1976 02/19/1996 1.83 1.83 $471.96 1858 04/17/1971 08/24/1992 5.33 1.50 $366.24 3387 07/10/1968 06/19/1995 2.50 2.50 $645.00 3815 11/10/1970 01/03/1995 2.92 2.92 $679.08 5345 08/29/1968 11/20/1995 2.08 2.08 $460.08 9259 06/21/1976 09/06/1994 3.25 3.25 $862.92 5843 08/24/1938 07/31/1986 11.42 1.50 $468.96 2690 06/14/1968 05/22/1995 2.58 2.58 $663.24 4483 01/17/1971 03/27/1995 2.75 1.50 $267.72 3619 04/12/1973 06/26/1995 2.50 1.50 $278.64 9217 08/04/1938 06/13/1988 9.50 9.50 $2,357.40 8009 02/07/1942 11/13/1978 19.08 19.08 $6,548.76 0993 09/16/1974 05/30/1995 2.58 2.58 $466.44 4919 07/21/1971 09/25/1995 2.25 2.25 $494.40 5568 03/11/1974 09/26/1994 3.25 3.25 $806.04 5202 12/12/1974 10/24/1994 3.17 3.17 $757.80 0662 02/14/1945 06/19/1989 8.50 1.50 $335.88 0194 06/25/1946 04/30/1990 7.67 1.50 $251.40 1079 12/13/1943 05/21/1984 13.58 1.50 $280.92 9540 05/06/1945 03/22/1993 4.75 4.75 $2,445.36 0110 08/21/1942 11/28/1994 3.08 3.08 $689.04 0624 06/14/1945 01/03/1995 2.92 2.92 $622.08 7585 05/06/1947 08/17/1987 10.33 4.50 $1,035.00 7829 02/10/1949 11/11/1996 1.08 1.08 $219.36 5136 04/24/1945 06/05/1995 2.50 2.50 $549.00 6164 02/03/1948 10/25/1993 4.17 4.17 $1,729.44 0104 12/22/1946 09/13/1993 4.25 4.25 $1,152.84 4953 09/19/1948 03/28/1994 3.75 3.75 $1,095.48 2756 10/20/1954 04/09/1979 18.67 1.50 $297.36 3974 04/24/1952 09/18/1979 18.25 1.50 $493.08 4229 03/10/1953 05/15/1989 8.58 1.50 $390.72 9829 12/22/1952 07/29/1996 1.42 1.42 $499.08 1085 07/19/1953 05/13/1992 5.58 5.58 $1,237.08 1520 01/08/1949 10/05/1994 3.17 3.17 $859.56 7512 07/22/1952 12/07/1992 5.00 1.50 $382.92 7777 06/03/1954 06/08/1992 5.50 1.50 $269.64 8429 08/13/1951 08/26/1980 17.33 1.50 $290.28 8573 03/07/1954 07/16/1990 7.42 1.50 $316.56 9247 04/20/1953 10/18/1993 4.17 1.50 $446.28 9738 11/10/1953 08/30/1996 1.33 1.33 $294.96 K-99 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 7656 06/01/1954 08/22/1988 9.33 9.33 $2,124.72 9105 12/22/1957 01/17/1994 3.92 3.92 $980.16 9453 10/19/1957 11/21/1988 9.08 9.08 $2,526.36 9488 06/04/1959 10/14/1996 1.17 1.17 $225.12 5857 04/12/1965 09/24/1991 2.67 2.67 $488.64 6729 05/20/1964 11/08/1995 2.08 2.08 $1,314.00 9877 07/05/1962 07/04/1991 6.42 6.42 $1,847.88 1804 11/22/1970 11/29/1989 8.08 8.08 $2,267.16 9320 08/24/1959 01/19/1989 8.92 8.92 $1,910.16 5351 11/16/1975 03/11/1996 1.75 1.75 $366.72 1898 07/02/1963 11/17/1993 4.08 4.08 $1,013.28 5600 07/01/1965 03/28/1994 3.75 3.75 $1,023.12 3588 09/24/1966 09/04/1996 1.25 1.25 $243.00 3707 04/03/1973 05/19/1993 4.58 4.58 $1,314.00 5137 01/01/1938 10/26/1988 9.17 9.17 $2,673.72 4620 09/16/1970 08/09/1989 8.33 8.33 $1,925.16 1854 08/26/1977 09/18/1995 2.25 2.25 $484.68 4116 07/21/1941 06/01/1993 4.58 4.58 $1,136.64 3719 07/18/1973 11/15/1993 4.08 4.08 $1,216.92 4224 04/07/1962 05/20/1993 4.58 4.58 $1,192.08 7711 02/03/1951 01/30/1990 7.92 7.92 $2,388.36 5356 08/17/1948 11/11/1996 1.08 1.08 $281.64 5029 02/22/1950 10/03/1988 9.17 9.17 $2,431.68 6470 02/25/1951 04/20/1993 4.67 4.67 $1,129.32 7232 04/04/1948 11/01/1993 4.17 4.17 $1,022.40 7345 06/29/1950 07/04/1988 9.42 9.42 $2,928.48 1634 03/20/1950 12/08/1988 9.00 9.00 $2,569.92 6158 08/29/1965 01/21/1993 4.92 4.92 $1,433.76 2632 03/27/1953 01/02/1989 8.92 8.92 $3,024.96 1311 01/02/1951 01/26/1996 1.92 1.92 $409.08 5642 04/10/1958 04/09/1989 8.67 8.67 $1,938.96 5861 07/18/1957 02/15/1993 4.83 4.83 $1,142.88 5878 11/06/1955 07/10/1989 8.42 8.42 $2,901.00 1016 09/21/1960 10/28/1996 1.17 1.17 $225.12 7398 10/12/1968 05/10/1993 4.58 4.58 $1,396.32 7465 04/24/1971 08/28/1990 7.33 7.33 $1,790.04 4364 05/01/1960 04/21/1993 4.67 4.67 $1,606.56 3875 03/18/1963 09/24/1992 5.25 5.25 $1,385.40 8980 07/03/1963 11/29/1993 4.08 4.08 $1,100.40 1749 05/15/1964 09/26/1990 7.25 7.25 $1,767.12 3776 10/15/1965 01/03/1996 1.92 1.92 $409.08 4218 04/22/1968 11/17/1993 4.08 4.08 $1,003.20 5481 03/28/1968 03/06/1989 8.75 8.75 $1,950.60

K-100 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 4794 01/22/1971 03/18/1994 3.75 3.75 $884.04 1975 04/13/1937 08/02/1994 3.33 3.33 $743.88 2716 09/20/1938 01/09/1995 2.92 2.92 $652.92 5581 03/10/1938 08/03/1981 16.33 16.33 $17,165.28 9569 07/19/1942 10/02/1989 8.17 8.17 $2,044.56 7852 07/04/1943 10/25/1989 8.17 8.17 $1,789.56 6338 09/16/1976 03/15/1996 1.75 1.75 $373.56 1542 09/13/1946 05/31/1989 8.58 8.58 $1,761.72 1652 04/01/1946 04/06/1994 3.67 3.67 $821.04 2089 12/13/1949 08/14/1992 5.33 5.33 $1,383.84 2909 08/29/1948 12/06/1993 4.00 4.00 $1,215.00 3223 08/05/1947 08/23/1989 8.33 8.33 $2,128.92 3434 05/28/1949 10/15/1992 5.17 5.17 $1,243.44 1730 10/03/1970 11/18/1993 4.08 4.08 $1,133.16 0102 12/22/1949 08/18/1993 4.33 4.33 $915.96 0336 05/29/1941 12/06/1988 9.00 9.00 $1,591.80 0999 02/15/1949 06/13/1988 9.50 9.50 $3,386.76 1688 03/18/1950 10/09/1995 2.17 2.17 $455.76 2952 11/09/1954 03/29/1995 2.75 2.75 $1,302.72 8636 12/10/1952 02/07/1994 3.83 3.83 $1,429.92 5834 02/08/1962 09/19/1988 9.25 9.25 $3,210.36 6641 06/01/1951 10/10/1988 9.17 9.17 $2,212.20 6910 03/24/1955 03/19/1993 4.75 4.75 $1,293.72 7964 07/06/1965 09/30/1993 4.25 4.25 $1,116.60 2311 11/18/1963 06/07/1993 4.50 4.50 $1,645.56 5493 06/16/1961 07/20/1988 9.42 9.42 $3,378.72 9865 07/04/1973 01/31/1995 2.92 2.92 $613.20 3412 07/28/1975 11/17/1993 4.08 4.08 $1,194.24 8825 11/28/1976 06/07/1995 2.50 2.50 $544.20 1534 12/12/1976 04/27/1995 2.67 2.67 $458.76 1798 03/22/1963 12/19/1994 3.00 3.00 $1,129.44 9527 07/25/1971 11/11/1996 1.08 1.08 $276.60 2551 05/04/1972 06/12/1995 2.50 2.50 $527.40 6494 11/16/1965 09/22/1988 9.25 9.25 $2,688.36 7952 10/24/1967 06/22/1993 4.50 4.50 $1,062.00 7610 05/26/1965 07/19/1995 2.42 2.42 $468.72 5123 04/29/1969 05/11/1989 8.58 8.58 $2,265.84 7770 01/18/1971 04/21/1989 8.67 8.67 $2,224.20 2859 06/07/1971 10/02/1989 8.17 8.17 $2,160.00 8839 01/05/1972 08/30/1993 4.33 4.33 $1,122.00 9778 05/08/1972 10/11/1993 4.17 4.17 $1,038.84 1025 09/15/1937 06/19/1991 6.50 6.50 $1,999.80 1661 04/05/1939 11/23/1993 4.08 4.08 $812.16 K-101 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 0130 03/26/1977 06/11/1996 1.50 1.50 $320.16 0674 09/08/1972 03/15/1993 4.75 4.75 $1,443.48 0063 01/13/1942 01/03/1996 1.92 1.92 $369.72 0417 09/25/1942 04/18/1988 9.67 9.67 $3,492.12 0783 05/07/1946 09/28/1988 9.25 9.25 $3,104.76 0888 10/04/1945 07/30/1990 7.42 7.42 $1,517.28 8779 01/29/1952 01/23/1989 8.92 8.92 $2,467.80 8780 02/25/1949 04/18/1988 9.67 9.67 $3,268.32 1550 11/13/1947 08/06/1989 8.33 8.33 $3,093.72 6042 09/03/1952 09/01/1995 2.33 2.33 $1,178.64 5442 03/07/1947 11/15/1989 8.08 8.08 $1,995.60 5666 03/17/1947 02/03/1993 4.83 4.83 $1,159.44 5843 02/07/1950 09/22/1994 3.25 3.25 $717.84 2216 06/06/1952 09/04/1995 2.25 2.25 $1,769.04 2645 04/30/1950 07/17/1989 8.42 8.42 $2,149.92 4161 07/02/1971 07/02/1993 4.42 4.42 $1,462.56 0749 05/15/1950 04/18/1995 2.67 2.67 $613.80 8597 12/17/1954 05/25/1988 9.58 9.58 $2,100.00 8670 11/13/1953 05/23/1988 9.58 9.58 $2,755.92 7735 06/09/1969 04/28/1993 4.67 4.67 $1,517.64 8252 05/28/1954 10/27/1988 9.17 9.17 $2,777.88 2783 02/05/1956 03/02/1989 8.75 8.75 $2,391.84 4237 05/06/1957 06/20/1994 3.50 3.50 $859.80 4580 02/05/1958 03/21/1994 3.75 3.75 $960.48 1282 09/29/1960 02/16/1994 3.83 3.83 $941.28 6745 10/23/1957 10/18/1989 8.17 8.17 $1,976.28 9199 07/05/1955 12/15/1993 4.00 4.00 $923.28 7428 05/24/1960 11/18/1993 4.08 4.08 $1,097.40 7310 09/23/1960 02/28/1990 7.83 7.83 $2,231.88 5854 10/10/1962 08/30/1993 4.33 4.33 $994.92 1656 10/22/1963 02/26/1991 6.83 6.83 $1,861.56 9083 08/24/1962 03/24/1994 3.75 3.75 $960.24 9113 05/26/1963 10/03/1988 9.17 9.17 $2,959.20 6328 06/12/1970 12/12/1988 9.00 9.00 $1,992.00 6934 06/12/1970 12/12/1988 9.00 9.00 $3,083.76 5017 06/14/1972 10/02/1995 2.17 2.17 $1,008.84 0883 06/25/1974 10/04/1993 4.17 4.17 $1,113.60 7475 08/27/1973 02/15/1993 4.83 4.83 $1,623.24 5983 04/14/1964 12/04/1996 1.00 1.00 $192.96 5422 03/20/1948 04/12/1989 8.67 8.67 $2,211.84 5458 01/19/1947 08/03/1994 3.33 3.33 $779.40 5800 11/21/1946 11/01/1993 4.17 4.17 $3,445.56 1133 10/09/1946 09/23/1993 4.25 4.25 $989.04

K-102 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 4274 07/30/1949 11/03/1993 4.08 4.08 $1,472.88 6120 09/10/1948 08/15/1988 9.33 9.33 $2,903.64 0409 03/22/1966 05/02/1988 9.58 9.58 $2,789.88 2048 04/17/1967 07/21/1994 3.42 3.42 $820.32 4259 07/31/1962 10/25/1993 4.17 4.17 $1,121.52 3721 02/11/1961 02/06/1989 8.83 8.83 $2,144.04 1733 12/31/1973 11/01/1993 4.17 4.17 $946.56 7413 09/16/1963 05/09/1990 7.58 7.58 $2,019.36 9555 07/10/1961 03/29/1989 8.75 8.75 $2,574.96 2938 03/26/1962 09/15/1993 4.25 4.25 $1,114.68 7677 08/03/1964 08/19/1989 8.33 8.33 $2,304.72 8674 02/01/1963 11/08/1988 9.08 9.08 $2,574.36 1232 08/20/1967 05/19/1993 4.58 4.58 $1,401.84 2321 04/12/1964 11/29/1993 4.08 4.08 $1,006.68 4979 08/24/1972 03/22/1991 6.75 6.75 $1,745.28 4261 12/10/1971 09/28/1994 3.25 3.25 $778.08 1349 09/27/1969 05/13/1989 8.58 8.58 $2,221.56 9594 01/12/1942 12/04/1992 5.00 5.00 $1,197.96 5239 04/09/1947 06/14/1992 5.50 5.50 $1,448.88 6287 10/02/1948 08/30/1993 4.33 4.33 $1,200.72 8541 02/18/1957 05/21/1990 7.58 7.58 $1,649.40 4515 01/17/1955 05/10/1993 4.58 4.58 $1,290.96 7710 02/15/1957 11/16/1994 3.08 3.08 $778.20 8209 02/24/1955 09/24/1996 1.25 1.25 $362.04 5992 03/27/1957 03/07/1983 11.58 9.00 $3,305.04 6301 05/17/1967 11/07/1994 3.08 3.08 $819.72 8636 09/23/1959 03/20/1995 2.75 2.75 $751.32 3471 02/20/1959 11/15/1988 9.67 9.67 $3,193.32 8256 03/08/1958 08/30/1993 4.33 4.33 $1,702.68 7240 10/02/1959 09/13/1993 4.25 4.25 $1,265.76 1774 03/01/1973 06/05/1995 2.50 2.50 $1,194.72 9156 01/18/1970 12/19/1988 9.00 9.00 $2,614.32 6798 10/09/1959 01/19/1994 3.92 3.92 $1,015.92 6234 08/07/1968 11/28/1994 3.08 3.08 $778.32 0463 09/20/1967 07/06/1993 4.42 4.42 $1,662.60 1709 05/24/1975 06/17/1994 3.50 3.50 $860.16 0926 08/24/1973 01/31/1994 3.92 3.92 $1,008.48 3466 09/20/1971 11/22/1993 4.08 4.08 $927.96 9789 12/07/1971 03/08/1993 4.75 4.75 $803.16 0084 08/31/1972 05/17/1996 1.58 1.58 $338.04 3395 05/25/1971 07/14/1993 4.42 4.42 $1,402.80 4331 02/17/1972 07/21/1993 4.42 4.42 $1,176.96 8198 03/23/1942 08/18/1993 4.33 4.33 $1,091.76 K-103 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 5903 01/23/1946 09/21/1994 3.25 3.25 $747.60 7212 10/06/1947 11/08/1988 9.08 9.08 $2,716.32 7386 05/08/1946 06/08/1989 8.50 8.50 $2,252.76 7387 05/08/1946 06/08/1989 8.50 8.50 $2,269.32 0468 11/26/1946 09/30/1991 6.25 6.25 $1,624.56 9829 10/17/1946 01/03/1994 3.92 3.92 $1,140.60 8448 09/19/1946 08/06/1991 6.33 6.33 $1,845.36 9892 12/16/1951 11/15/1993 4.08 4.08 $1,213.92 9906 10/30/1947 06/07/1993 4.50 4.50 $1,335.72 2499 08/14/1950 05/08/1989 8.58 8.58 $1,973.28 9205 01/26/1950 07/11/1988 9.42 9.42 $2,555.40 4875 10/06/1952 05/18/1994 3.58 3.58 $1,081.56 4986 02/04/1953 08/18/1993 4.33 4.33 $1,083.60 0511 08/12/1951 10/12/1993 4.17 4.17 $1,276.08 0513 05/13/1951 04/12/1989 8.67 8.67 $1,995.12 4823 09/12/1964 07/08/1996 1.42 1.42 $273.36 1540 10/19/1965 01/17/1994 3.92 3.92 $1,065.60 0411 12/11/1958 01/16/1989 8.92 8.92 $2,479.32 2909 04/18/1971 07/18/1989 8.42 8.42 $2,079.96 9829 07/30/1961 02/07/1989 8.83 8.83 $1,644.36 1576 05/16/1962 03/09/1990 7.75 7.75 $2,056.68 3808 06/03/1964 05/02/1988 9.58 9.58 $3,902.64 0593 10/15/1970 03/18/1989 8.75 8.75 $2,538.72 0158 04/07/1962 03/28/1988 9.75 9.75 $3,304.32 3906 05/24/1961 04/25/1988 9.67 9.67 $2,935.92 4541 07/01/1963 12/20/1993 4.00 4.00 $892.08 7515 08/20/1963 03/25/1985 12.75 12.75 $2,675.28 8092 10/27/1974 08/04/1993 4.33 4.33 $1,413.60 2757 02/29/1972 08/15/1990 7.33 7.33 $2,025.36 7581 06/09/1971 07/16/1993 4.42 4.42 $2,038.20 0140 10/23/1973 01/19/1994 3.92 3.92 $916.20 0330 09/30/1971 04/28/1995 2.67 2.67 $550.08 2065 06/20/1972 05/29/1996 1.58 1.58 $458.64 2991 05/13/1974 05/23/1994 3.58 3.58 $943.20 8206 08/15/1941 06/14/1993 4.50 4.50 $1,040.52 9140 01/19/1941 10/03/1988 9.17 9.17 $2,147.64 7776 07/04/1943 11/15/1993 4.08 4.08 $830.88 8775 07/20/1942 08/30/1973 24.33 24.33 $7,122.12 9221 09/04/1943 03/16/1990 7.75 7.75 $1,829.16 9592 03/21/1945 04/18/1988 9.67 9.67 $2,833.32 0953 02/20/1975 11/22/1993 4.08 4.08 $996.12 4635 12/10/1961 03/14/1994 3.75 3.75 $1,181.16 0153 07/09/1953 07/20/1988 9.42 9.42 $3,005.76

K-104 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 0400 12/31/1950 05/26/1993 4.58 4.58 $1,166.40 8895 01/30/1954 03/21/1995 2.75 1.50 $323.40 8129 08/31/1954 05/16/1994 3.58 3.58 $742.32 8513 06/28/1962 01/23/1989 8.92 8.92 $2,374.20 8715 03/12/1957 04/11/1988 9.67 9.67 $3,429.24 8731 11/27/1954 02/23/1993 4.83 4.83 $1,277.28 9757 08/07/1957 04/05/1988 9.67 9.67 $3,491.40 6552 06/21/1962 08/07/1991 6.33 6.33 $1,730.28 6745 03/28/1963 07/10/1989 8.42 4.50 $1,564.56 5202 11/13/1971 10/12/1992 5.17 5.17 $1,710.36 8267 10/02/1961 10/13/1992 5.17 5.17 $1,586.04 9373 11/08/1969 01/11/1991 6.92 6.92 $1,854.60 3333 08/08/1970 05/22/1989 8.58 8.58 $1,909.08 3659 03/21/1973 11/27/1992 5.08 5.08 $1,530.72 3534 03/18/1960 04/18/1995 2.67 2.67 $729.48 6852 08/20/1962 04/18/1988 9.67 1.50 $518.16 3564 10/15/1964 01/21/1991 6.92 6.92 $1,889.04 5109 02/03/1971 09/14/1995 2.25 2.25 $464.52 2881 11/05/1965 08/22/1988 9.33 9.33 $3,262.68 7380 03/16/1971 01/29/1996 1.92 1.92 $555.12 1817 09/18/1971 12/21/1994 3.00 3.00 $766.80 0366 02/11/1937 05/11/1989 8.58 8.58 $5,292.24 0379 11/07/1937 03/26/1989 8.75 8.75 $2,715.48 6402 02/17/1971 10/15/1993 4.17 4.17 $1,096.56 0935 12/22/1943 04/11/1988 9.67 9.67 $3,564.84 3617 06/25/1940 12/03/1996 1.00 1.00 $192.96 5058 04/04/1942 01/24/1996 1.92 1.92 $369.72 6412 05/18/1942 01/19/1994 3.92 3.92 $957.00 6449 08/24/1944 10/04/1988 9.17 9.17 $2,089.20 9311 02/14/1944 03/21/1988 9.75 9.75 $3,530.28 2847 07/08/1950 04/06/1989 8.67 8.67 $2,216.64 6249 10/08/1949 07/24/1991 6.42 6.42 $1,532.76 0102 03/19/1950 12/20/1993 4.00 4.00 $973.20 2379 12/13/1953 05/10/1991 6.58 6.58 $1,737.36 1985 08/18/1958 03/25/1994 3.75 3.75 $1,030.08 3774 06/24/1969 03/07/1988 9.75 9.75 $2,213.04 5619 06/09/1971 10/21/1993 4.17 4.17 $1,043.76 6807 07/17/1975 09/17/1993 4.25 4.25 $1,102.32 1427 03/14/1956 09/06/1990 7.25 7.25 $1,579.20 4729 01/23/1962 07/24/1996 1.42 1.42 $273.36 5530 09/04/1959 05/27/1994 3.58 3.58 $938.64 2418 12/17/1963 10/10/1988 9.17 9.17 $2,010.72 0558 08/20/1973 05/26/1993 4.58 4.58 $1,143.00 K-105 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 1397 10/13/1961 01/23/1989 8.92 8.92 $2,409.84 5588 05/06/1960 04/05/1990 7.67 7.67 $1,908.60 0520 10/30/1969 09/13/1988 9.25 9.25 $3,191.64 7701 03/27/1969 09/13/1993 4.25 4.25 $1,172.04 9034 04/09/1973 08/03/1994 3.33 3.33 $788.40 2001 06/03/1938 05/30/1988 9.58 9.58 $3,371.64 1110 12/28/1948 08/18/1993 4.33 4.33 $1,048.32 8086 11/13/1948 03/21/1977 20.75 20.75 $10,387.56 4176 08/20/1952 06/27/1988 9.50 9.50 $2,718.84 4582 10/15/1953 06/06/1988 9.50 9.50 $3,300.48 1610 12/14/1956 11/13/1995 2.08 2.08 $444.36 3010 09/13/1932 07/06/1988 9.42 9.42 $2,113.80 5708 02/06/1961 06/17/1996 1.50 1.50 $331.92 1289 06/05/1939 05/04/1992 5.58 5.58 $1,594.80 3552 02/27/1959 08/24/1990 7.33 5.50 $1,403.16 3181 04/10/1956 03/21/1995 2.75 2.75 $611.52 3249 04/02/1963 07/25/1994 3.42 3.42 $777.48 5466 01/21/1953 05/10/1993 4.58 4.58 $1,092.24 7104 08/27/1954 07/10/1989 8.42 8.42 $2,842.20 5314 12/21/1956 04/22/1990 7.67 4.50 $5,446.92 2630 08/10/1937 02/01/1988 9.92 9.92 $3,549.24 3229 03/26/1939 02/21/1996 1.83 1.83 $353.64 8734 03/31/1942 02/04/1994 3.83 3.83 $1,161.12 3410 08/09/1944 02/28/1994 3.83 3.83 $938.64 8689 05/29/1946 06/14/1989 8.50 8.50 $2,971.20 0719 05/10/1952 03/27/1989 8.75 8.75 $2,977.92 0877 04/08/1950 05/30/1995 2.58 2.58 $649.32 4362 05/05/1973 09/11/1996 1.25 1.25 $387.12 4656 05/26/1969 09/13/1994 3.25 3.25 $914.88 3050 11/27/1952 08/01/1988 6.17 6.17 $1,118.16 4930 03/01/1971 09/06/1994 3.25 3.25 $855.00 5664 07/20/1946 08/27/1991 6.33 6.33 $1,497.96 5089 06/13/1946 01/03/1994 3.92 3.92 $948.84 8520 10/10/1946 08/08/1988 9.33 9.33 $2,504.40 8981 01/30/1949 05/01/1988 9.67 9.00 $3,818.76 4318 09/20/1953 03/16/1992 5.75 5.75 $1,777.44 7008 08/14/1953 06/22/1995 2.50 2.50 $593.88 1197 07/31/1958 09/03/1993 4.25 4.25 $1,237.08 4432 07/08/1967 08/30/1996 1.33 1.33 $310.80 6372 10/31/1976 05/02/1996 1.58 1.58 $338.04 9701 02/22/1952 09/13/1993 4.25 4.25 $1,294.68 1084 10/11/1955 04/08/1994 3.67 3.67 $1,091.04 9552 07/24/1958 11/28/1994 3.08 3.08 $825.48

K-106 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 2681 08/05/1958 07/08/1996 1.42 1.42 $364.68 9246 02/18/1959 10/24/1988 9.17 9.17 $1,759.56 3576 08/09/1961 06/24/1992 5.50 5.50 $1,286.52 9411 02/13/1960 07/29/1996 1.42 1.42 $364.68 6167 08/20/1963 09/09/1996 1.25 1.25 $263.28 4091 06/15/1950 04/18/1988 9.67 9.67 $4,003.08 9666 09/13/1955 07/30/1990 7.42 7.42 $2,238.00 9667 09/13/1955 02/04/1991 6.83 6.83 $2,022.12 1061 06/17/1955 08/05/1996 1.33 1.33 $273.84 4276 08/09/1956 01/30/1989 8.92 8.92 $2,566.92 9334 06/09/1960 05/26/1993 4.58 4.58 $1,249.92 2743 08/01/1959 01/09/1996 1.92 1.92 $409.08 9848 08/28/1961 11/04/1980 17.08 8.08 $3,191.88 2187 07/11/1949 12/31/1990 7.00 7.00 $2,057.04 2224 07/06/1948 05/22/1995 2.58 2.58 $579.24 4851 09/06/1953 04/16/1993 4.67 4.67 $1,522.32 5130 08/18/1953 03/16/1989 8.75 8.75 $2,330.28 3904 12/11/1926 09/04/1991 6.25 6.25 $1,313.76 6568 06/04/1959 05/24/1990 7.58 7.58 $2,192.04 2090 11/01/1960 04/30/1979 18.67 18.67 $3,642.48 5996 11/16/1976 10/28/1996 1.17 1.17 $297.84 8977 09/05/1964 01/30/1990 7.92 7.92 $1,993.20 7235 03/30/1950 08/08/1994 3.33 3.33 $732.48 4621 05/09/1969 08/01/1989 8.42 8.42 $2,244.60 4314 09/30/1958 08/12/1996 1.33 1.33 $355.08 5269 08/11/1965 07/31/1996 1.42 1.42 $273.36 6912 03/08/1961 01/28/1988 9.92 9.92 $3,296.28 9637 08/29/1972 12/13/1993 4.00 4.00 $1,090.92 0992 08/16/1963 03/04/1996 1.75 1.75 $458.04 8950 09/08/1936 01/23/1989 8.92 8.92 $2,015.28 8365 08/30/1958 01/04/1993 4.92 4.92 $5,082.60 0410 09/02/1944 03/08/1989 8.75 1.50 $310.92 9164 02/09/1955 04/14/1992 5.67 5.67 $1,267.20 1972 09/20/1970 05/01/1995 2.67 2.67 $1,533.72 7534 01/12/1946 02/20/1995 2.83 2.83 $1,035.12 6588 12/23/1944 08/22/1989 8.33 8.33 $1,662.12 3142 07/21/1965 04/03/1996 1.67 1.67 $384.84 2587 07/10/1941 04/18/1991 6.67 6.67 $1,945.44 9717 03/28/1945 09/27/1993 4.25 4.25 $1,022.88 0683 11/20/1947 02/29/1988 9.83 9.83 $1,897.68 7412 04/12/1960 05/23/1992 5.58 5.58 $1,199.64 4609 08/19/1965 08/20/1990 7.33 7.33 $1,564.92 8784 07/27/1947 03/01/1989 8.83 8.83 $5,055.36 K-107 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 5853 09/20/1959 05/12/1992 5.58 5.50 $1,224.60 7164 06/02/1963 05/09/1989 8.58 1.50 $551.76 4552 08/11/1945 05/23/1988 9.58 9.00 $2,077.92 8945 08/12/1961 08/14/1996 1.33 1.33 $391.44 3205 08/27/1966 07/12/1988 9.42 9.42 $1,885.08 2573 02/17/1963 08/05/1991 6.33 6.33 $2,946.24 0932 09/10/1946 02/15/1993 4.83 4.50 $2,936.52 0317 10/14/1950 01/29/1979 18.92 1.50 $331.80 5119 09/28/1958 06/27/1990 7.50 1.50 $237.96 6527 09/10/1955 09/14/1988 9.25 9.25 $1,942.20 7622 07/21/1951 09/30/1996 1.25 1.25 $296.04 1090 12/03/1968 06/12/1989 8.50 8.50 $1,812.72 0124 08/24/1947 11/09/1987 10.08 10.08 $2,790.72 7702 05/16/1948 08/20/1984 14.75 14.75 $4,343.40 8693 11/24/1942 04/05/1993 4.67 1.50 $290.28 3616 03/29/1976 01/03/1995 2.92 2.92 $718.32 7332 01/21/1957 09/20/1993 4.25 4.25 $1,246.80 6015 01/30/1952 02/08/1982 15.83 15.83 $3,677.04 4170 06/18/1959 12/16/1996 1.00 1.00 $186.96 6187 06/18/1935 04/18/1988 9.67 9.00 $4,051.08 5796 08/28/1956 09/18/1996 1.25 1.25 $253.80 3748 06/08/1972 01/15/1991 6.92 5.50 $1,884.96 4618 09/13/1947 05/08/1989 8.58 8.58 $3,469.80 3392 10/28/1944 03/12/1989 8.75 8.75 $1,688.28 5482 09/19/1951 02/01/1989 8.92 8.92 $7,297.20 3748 03/15/1957 06/28/1996 1.50 1.50 $320.16 0990 04/13/1968 03/14/1994 3.75 3.75 $1,017.72 7606 03/14/1954 10/31/1994 3.17 3.17 $784.92 5832 08/12/1942 12/14/1995 2.00 2.00 $931.44 1543 08/19/1959 10/06/1986 11.17 11.17 $5,690.64 7162 08/02/1951 09/06/1994 3.25 3.25 $896.16 3920 12/21/1941 05/31/1988 9.58 9.58 $2,060.04 4164 08/17/1951 02/16/1993 4.83 4.83 $1,240.08 5434 10/04/1968 10/11/1993 4.17 4.17 $932.16 5287 01/27/1968 09/05/1995 2.25 2.25 $484.44 3285 01/24/1945 04/20/1976 21.67 21.67 $3,568.08 7614 03/11/1960 05/03/1989 8.58 8.58 $2,314.20 8916 04/11/1943 11/15/1993 4.08 4.08 $953.76 1330 07/06/1968 04/28/1995 2.67 2.67 $547.92 5331 06/01/1973 02/13/1995 2.83 2.83 $744.24 1767 11/14/1970 05/08/1995 2.58 2.58 $633.72 0211 06/26/1952 05/02/1994 3.58 3.58 $4,428.84 7426 09/20/1952 03/24/1995 2.75 2.75 $591.48

K-108 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 6273 11/11/1947 06/12/1995 2.50 2.50 $652.44 0239 12/06/1951 04/24/1990 7.67 7.67 $2,062.08 3834 02/20/1968 04/04/1994 3.67 3.67 $1,115.40 2834 11/20/1951 02/14/1991 6.83 6.83 $1,956.60 4148 09/20/1954 09/15/1986 11.25 11.25 $2,630.40 1436 03/29/1966 06/24/1996 1.50 1.50 $320.16 6979 01/15/1950 03/20/1990 7.75 1.50 $331.20 1340 12/14/1962 08/02/1991 6.33 6.33 $1,782.36 3467 02/10/1958 03/07/1994 3.75 3.75 $947.52 3066 08/18/1961 07/15/1994 3.42 3.42 $1,075.08 1864 09/02/1958 07/06/1994 3.42 3.42 $857.88 2676 09/23/1941 02/24/1993 4.83 4.83 $1,010.28 8095 03/01/1959 06/07/1995 2.50 2.50 $550.20 5672 12/22/1942 05/01/1995 2.67 2.67 $977.76 7102 02/01/1953 06/21/1994 3.50 3.50 $872.40 0538 03/24/1970 12/16/1996 1.00 1.00 $210.60 4604 10/31/1954 01/19/1993 4.92 4.92 $1,348.56 7755 06/13/1958 02/29/1988 9.83 9.83 $3,481.92 3368 09/06/1956 01/11/1988 9.92 9.92 $2,555.88 4006 06/26/1971 03/24/1992 5.75 5.75 $1,678.08 5356 11/16/1953 12/14/1988 9.00 9.00 $1,952.40 9929 10/12/1963 01/03/1995 2.92 2.92 $768.00 1513 08/21/1951 06/05/1995 2.50 2.50 $581.04 7838 11/16/1962 03/01/1993 4.83 4.83 $1,631.88 1591 04/18/1971 03/04/1996 1.75 1.75 $407.64 3237 09/14/1951 08/11/1993 4.33 4.33 $1,216.68 8703 01/12/1968 10/07/1996 1.17 1.17 $411.00 7671 02/11/1935 07/22/1993 4.42 4.42 $1,159.92 6943 04/22/1963 11/06/1989 8.08 8.08 $1,695.36 5585 09/13/1968 04/05/1993 4.67 4.67 $2,582.88 9449 12/26/1975 06/19/1995 2.50 1.50 $196.20 0657 10/21/1962 05/08/1995 2.58 2.58 $610.92 8213 07/18/1965 07/06/1987 5.00 5.00 $3,224.28 7987 09/26/1951 03/13/1995 2.75 2.75 $639.00 3626 11/22/1963 12/05/1994 3.00 3.00 $1,315.80 9596 03/20/1956 01/16/1989 8.92 8.92 $3,116.52 3106 08/18/1937 01/15/1985 12.92 12.92 $2,679.96 1701 10/05/1944 08/30/1993 4.33 4.33 $1,412.88 1401 10/30/1965 09/07/1989 8.25 8.25 $2,204.40 0081 06/29/1935 04/14/1992 5.67 1.50 $286.56 8836 11/09/1950 12/07/1992 5.00 1.50 $304.20 9793 06/11/1951 08/21/1988 9.33 9.33 $2,328.84 5258 09/25/1956 10/23/1989 8.17 7.50 $1,510.92 K-109 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 7136 11/24/1976 03/25/1995 2.75 2.75 $635.76 4723 08/04/1937 01/23/1985 12.83 12.83 $2,723.64 9872 01/02/1956 01/28/1991 6.92 6.92 $2,055.48 2353 01/13/1963 07/13/1992 5.42 5.42 $3,520.20 0208 09/21/1956 07/01/1991 6.50 6.50 $2,170.20 7391 03/03/1958 07/19/1989 8.42 8.42 $2,195.52 0833 10/22/1966 11/29/1993 4.08 4.08 $1,222.56 2177 05/07/1968 07/01/1991 6.50 6.50 $1,646.04 1680 02/07/1962 04/08/1994 3.67 3.67 $1,089.96 6647 01/08/1962 10/11/1993 4.17 4.17 $1,389.48 9952 11/08/1966 01/03/1994 3.92 3.92 $1,174.56 0680 02/17/1965 01/03/1994 3.92 3.92 $1,190.76 0704 08/10/1963 12/10/1990 7.00 7.00 $2,115.60 5668 05/20/1975 02/26/1996 1.83 1.83 $497.16 7865 06/12/1965 05/08/1994 3.58 3.58 $812.64 5041 04/03/1969 04/08/1994 3.67 3.67 $1,117.20 9611 12/21/1966 05/13/1996 1.58 1.58 $429.36 3140 11/19/1966 09/03/1991 6.25 6.25 $1,932.24 8266 04/16/1972 11/04/1993 4.08 4.08 $1,182.60 4847 01/18/1937 07/30/1991 6.42 6.42 $1,808.04 9694 08/04/1943 12/10/1990 7.00 7.00 $1,745.28 7110 12/19/1953 08/23/1995 2.33 2.33 $570.84 5028 05/04/1946 09/24/1990 7.25 7.25 $2,163.12 5314 04/23/1947 04/08/1991 6.67 6.67 $1,887.72 6365 09/09/1947 03/07/1991 6.75 6.75 $2,326.44 6278 08/22/1951 09/16/1993 4.25 4.25 $1,328.52 6283 06/28/1948 04/04/1991 6.67 6.67 $1,864.92 2512 05/17/1955 07/06/1992 5.42 5.42 $2,861.04 5138 03/31/1954 11/04/1993 4.08 4.08 $1,422.96 5275 06/29/1955 04/04/1996 1.67 1.67 $451.92 5591 06/22/1953 06/13/1991 6.50 6.50 $1,700.76 5671 09/20/1954 04/29/1996 1.67 1.67 $451.92 7309 02/06/1956 05/27/1991 6.58 6.58 $2,335.44 1923 11/29/1957 07/22/1993 4.42 4.42 $1,552.56 7878 11/07/1958 02/29/1996 1.83 1.83 $497.16 1078 03/14/1958 12/10/1990 7.00 7.00 $2,718.48 2249 10/11/1958 03/25/1996 1.75 1.75 $474.60 8413 06/11/1957 07/18/1993 4.42 4.42 $1,363.08 9398 07/17/1970 07/04/1991 6.42 6.42 $1,629.36 0554 02/23/1974 08/23/1993 4.33 4.33 $1,256.28 8178 07/04/1970 11/21/1994 3.08 3.08 $929.52 6535 12/04/1960 01/14/1994 3.92 3.92 $1,175.64 2251 10/09/1959 08/19/1993 4.33 4.33 $1,205.52

K-110 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 4825 12/11/1969 09/20/1993 4.25 4.25 $1,182.24 3223 02/10/1966 12/10/1990 7.00 7.00 $2,758.20 2930 09/25/1967 10/11/1993 4.17 4.17 $1,223.52 3911 06/09/1969 01/15/1996 1.92 1.92 $519.72 4492 05/11/1969 02/26/1996 1.83 1.83 $497.16 1012 10/07/1973 04/04/1996 1.67 1.67 $451.92 4597 04/27/1969 08/19/1993 4.33 4.33 $1,269.00 9307 06/08/1942 01/31/1991 6.92 6.92 $1,971.84 5808 12/06/1945 12/10/1990 7.00 7.00 $2,452.80 6110 08/31/1946 09/19/1990 7.25 7.25 $2,557.32 6669 09/13/1946 09/19/1990 7.25 7.25 $2,242.80 2148 04/21/1951 06/17/1996 1.50 1.50 $333.48 3962 02/01/1957 08/23/1993 4.33 4.33 $1,259.52 3972 06/30/1951 04/04/1991 6.67 6.67 $2,030.64 4186 04/10/1953 02/18/1991 6.83 6.83 $1,891.44 4199 12/10/1951 02/19/1991 6.83 6.83 $2,122.92 4561 06/07/1955 11/23/1987 10.08 10.08 $3,556.32 4807 03/15/1951 08/03/1987 10.33 10.33 $1,945.08 4942 03/08/1956 08/04/1991 6.33 6.33 $1,761.36 5524 03/27/1962 11/05/1993 4.08 4.08 $1,172.88 1086 07/25/1959 01/31/1991 6.92 6.92 $1,893.00 9190 09/03/1956 07/28/1991 6.42 6.42 $1,877.40 7433 05/18/1957 05/14/1990 7.58 7.58 $1,957.56 5617 06/25/1958 08/23/1993 4.33 4.33 $1,618.68 9664 08/28/1962 06/21/1991 6.50 6.50 $1,906.80 7418 09/26/1965 09/16/1993 4.25 4.25 $1,234.20 9643 06/12/1968 07/15/1991 6.42 6.42 $1,590.60 9930 04/02/1971 04/04/1991 6.67 6.67 $1,904.28 2493 12/01/1965 03/25/1991 6.75 6.75 $2,458.80 4495 09/21/1966 12/04/1995 2.00 2.00 $561.60 6098 03/03/1966 02/11/1991 6.83 6.83 $1,929.60 7868 06/26/1965 12/10/1990 7.00 7.00 $3,158.52 4021 10/28/1969 02/18/1991 6.83 6.83 $1,927.44 1532 11/10/1971 12/27/1993 4.00 4.00 $1,160.16 2271 04/12/1936 01/02/1991 6.92 6.92 $1,858.68 5374 10/20/1941 08/13/1990 7.33 7.33 $2,278.20 5701 10/17/1939 09/11/1995 2.25 2.25 $508.08 0890 11/30/1948 02/04/1991 6.83 6.83 $1,578.96 2096 10/25/1949 12/10/1990 7.00 7.00 $2,465.28 5020 09/05/1949 01/31/1991 6.92 6.92 $2,106.12 5157 12/15/1949 03/07/1991 6.75 6.75 $2,269.32 5357 03/20/1949 11/23/1993 4.08 4.08 $1,234.80 5664 09/11/1948 12/10/1990 7.00 7.00 $2,197.44 K-111 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 6245 11/03/1952 05/28/1991 6.58 6.58 $2,251.44 7407 11/06/1950 05/13/1996 1.58 1.58 $429.36 9127 01/01/1951 07/10/1995 2.42 2.42 $584.64 9971 05/16/1950 07/29/1991 6.42 6.42 $1,809.96 6942 02/16/1958 04/13/1992 5.67 5.67 $2,612.64 1408 06/17/1959 04/21/1992 5.67 5.67 $5,801.04 6512 02/23/1962 04/04/1991 6.67 6.67 $2,035.80 6908 02/03/1958 05/13/1991 6.58 6.58 $1,876.92 1499 02/21/1969 02/29/1996 1.83 1.83 $497.16 9378 10/27/1971 02/26/1996 1.83 1.83 $497.16 1382 12/31/1958 01/12/1994 3.92 3.92 $1,260.72 1624 10/05/1969 06/27/1991 4.67 4.67 $1,184.88 3802 08/14/1959 01/02/1991 6.92 6.92 $1,759.68 4970 07/13/1963 05/28/1991 6.58 6.58 $1,725.12 0777 07/10/1962 03/04/1991 6.75 6.75 $2,057.52 5323 07/24/1969 08/04/1993 4.33 4.33 $1,254.48 5408 09/12/1969 04/15/1991 6.67 6.67 $1,805.52 3956 10/28/1970 03/20/1991 6.75 6.75 $1,922.64 9044 02/25/1975 03/25/1996 1.75 1.75 $474.60 0248 01/05/1970 10/11/1993 4.17 4.17 $1,223.64 9249 05/29/1972 08/23/1993 4.33 4.33 $1,253.88 0943 11/15/1971 07/21/1991 6.42 6.42 $1,881.72 9615 01/18/1937 06/06/1983 14.50 4.50 $2,029.44 2722 07/10/1937 07/30/1991 6.42 6.42 $1,516.08 4696 03/01/1935 12/10/1990 7.00 7.00 $1,983.84 2673 12/10/1938 01/15/1996 1.92 1.92 $403.68 4373 02/08/1938 12/10/1990 7.00 7.00 $2,532.60 8929 03/21/1942 01/31/1991 6.92 6.92 $2,074.92 9017 11/11/1943 06/03/1991 6.50 6.50 $2,285.28 1827 07/08/1945 06/03/1991 6.50 6.50 $2,322.36 1845 01/10/1946 09/19/1990 7.25 7.25 $2,587.68 2094 02/09/1947 09/13/1993 4.25 4.25 $991.08 2248 11/15/1945 03/14/1991 6.75 6.75 $2,035.80 2302 07/04/1948 04/13/1993 4.67 4.67 $1,504.80 2453 03/11/1948 01/28/1991 6.92 6.92 $2,189.88 9511 03/03/1948 06/03/1991 6.50 6.50 $1,952.40 0226 01/14/1952 12/10/1990 7.00 7.00 $2,474.04 0544 03/06/1952 06/03/1991 6.50 6.50 $1,871.64 0939 12/10/1951 09/17/1990 7.25 7.25 $3,237.48 0944 12/11/1951 01/03/1991 6.92 6.92 $2,818.80 1188 02/02/1951 02/20/1991 6.83 6.83 $2,090.40 1621 05/14/1951 03/18/1991 6.75 6.75 $2,559.12 1835 02/07/1954 03/14/1991 6.75 6.75 $1,763.76

K-112 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 7029 08/16/1953 03/04/1991 6.75 6.75 $1,967.16 7030 08/30/1951 12/30/1996 1.00 1.00 $219.96 8102 06/14/1950 07/21/1991 6.42 6.42 $1,764.84 8144 05/22/1953 09/19/1990 7.25 7.25 $2,204.04 7087 11/07/1952 08/11/1991 6.33 6.33 $1,420.92 0182 01/01/1954 10/08/1993 4.17 4.17 $1,194.60 0183 12/21/1953 03/07/1996 1.75 1.75 $474.60 0187 04/15/1953 04/15/1991 6.67 6.67 $1,952.64 0263 07/28/1954 02/26/1996 1.83 1.83 $497.16 0563 09/12/1954 02/19/1991 6.83 6.83 $1,837.44 0648 11/27/1955 02/04/1991 6.83 6.83 $1,984.44 0916 02/11/1955 11/01/1993 4.17 4.17 $1,246.32 1743 09/05/1953 02/29/1996 1.83 1.83 $497.16 2403 06/27/1953 03/07/1996 1.75 1.75 $474.60 8398 12/22/1954 04/16/1991 6.67 6.67 $1,707.24 8551 07/21/1959 04/03/1991 6.67 6.67 $1,863.36 8609 11/09/1949 03/18/1991 6.75 6.75 $2,069.76 8505 11/26/1961 09/11/1995 2.25 2.25 $492.00 8709 04/07/1958 01/04/1994 3.92 3.92 $1,047.36 8718 12/05/1955 11/30/1993 4.08 4.08 $1,249.44 2669 03/19/1955 07/01/1991 2.08 2.08 $418.56 7484 11/16/1965 06/03/1994 3.50 3.50 $876.96 8244 01/17/1960 05/28/1991 6.58 6.58 $1,752.12 0793 11/03/1965 02/18/1991 6.83 6.83 $2,557.80 2278 06/02/1961 01/15/1996 1.92 1.92 $519.72 7828 02/21/1968 09/20/1993 4.25 4.25 $1,245.00 3312 10/06/1971 09/27/1993 4.25 4.25 $1,772.76 6913 11/15/1963 06/13/1991 6.50 6.50 $1,854.96 8548 04/18/1964 07/18/1993 4.42 4.42 $1,298.28 0196 11/30/1965 07/01/1991 6.42 6.42 $1,840.32 7798 09/15/1965 07/29/1991 6.42 6.42 $2,062.20 5864 10/13/1968 10/11/1993 4.17 4.17 $1,207.80 0165 04/27/1970 02/26/1996 1.83 1.83 $497.16 7281 11/01/1977 03/07/1996 1.75 1.75 $474.60 9510 01/22/1945 07/28/1991 5.17 5.17 $1,570.20 9156 08/28/1948 09/04/1990 7.25 7.25 $3,781.20 1233 07/24/1951 07/29/1991 6.42 6.42 $1,912.68 9475 03/21/1948 12/10/1990 7.00 7.00 $2,032.08 9940 08/04/1953 03/04/1991 6.75 6.75 $1,917.72 9667 05/24/1954 05/14/1979 18.58 18.58 $12,463.68 3974 01/04/1958 02/29/1996 1.83 1.83 $497.16 4271 05/04/1956 09/09/1992 5.25 5.25 $1,518.84 4280 12/17/1957 01/03/1994 3.92 3.92 $1,327.20 K-113 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 4305 07/26/1957 11/18/1993 4.08 4.08 $1,184.40 4881 04/07/1956 04/11/1991 6.67 6.67 $1,794.24 5841 10/26/1963 06/13/1991 6.50 6.50 $2,128.92 2172 08/06/1960 06/27/1991 6.50 6.50 $1,823.88 8101 03/07/1955 03/25/1996 1.75 1.75 $474.60 2706 04/23/1956 03/04/1991 6.75 6.75 $2,120.40 7743 02/15/1957 07/15/1991 5.17 5.17 $1,936.08 2657 01/17/1970 04/04/1996 1.67 1.67 $451.92 3578 03/05/1963 09/20/1993 4.25 4.25 $1,234.20 6663 06/13/1960 05/28/1991 6.58 6.58 $2,384.28 7323 10/27/1970 09/16/1993 4.25 4.25 $1,224.60 8247 06/17/1960 06/10/1991 6.50 4.50 $2,886.72 6266 03/21/1965 01/16/1995 2.92 2.92 $648.60 9228 09/16/1965 01/09/1991 6.92 6.92 $2,686.92 5335 05/25/1973 09/27/1993 4.25 4.25 $1,234.44 7772 07/18/1966 02/29/1996 1.83 1.83 $497.16 8696 11/02/1968 09/10/1988 9.25 9.25 $2,178.96 2164 08/30/1966 07/08/1991 6.42 6.42 $1,919.64 8595 09/07/1970 04/11/1996 1.67 1.67 $451.92 9486 08/27/1968 03/18/1991 6.75 6.75 $1,661.16 0957 07/10/1975 08/19/1993 4.33 4.33 $1,250.40 3411 09/08/1969 07/28/1991 6.42 6.42 $1,757.40 9871 11/26/1936 08/27/1993 4.33 4.33 $1,521.12 4475 04/14/1973 07/31/1997 0.42 0.42 $118.08 8211 06/17/1975 01/24/1994 3.92 3.92 $1,167.24 5224 08/09/1940 07/15/1991 4.83 4.83 $1,369.92 4750 01/06/1942 01/30/1991 6.92 6.92 $2,271.36 5999 11/09/1944 09/19/1990 7.25 7.25 $2,551.20 6443 05/26/1948 02/21/1991 6.83 6.83 $1,981.80 4932 11/22/1947 02/29/1996 1.83 1.83 $497.16 5111 05/16/1947 12/10/1990 7.00 7.00 $2,037.96 0122 09/07/1946 10/29/1990 7.17 7.17 $3,258.24 6749 12/07/1966 06/05/1994 3.50 3.50 $1,027.32 0004 08/30/1966 05/30/1996 1.58 1.58 $319.92 0867 06/08/1974 10/28/1993 4.17 4.17 $1,127.76 1076 11/09/1962 01/30/1991 6.92 6.92 $1,937.16 2840 01/29/1968 10/11/1993 4.17 4.17 $1,179.24 2272 02/02/1973 07/04/1991 6.42 6.42 $1,924.68 4711 10/19/1965 08/19/1993 4.33 4.33 $1,236.36 5400 12/28/1968 08/19/1993 4.33 4.33 $1,454.52 4827 10/28/1969 04/18/1991 6.67 6.67 $1,960.56 1362 05/28/1973 04/11/1996 1.67 1.67 $451.92 2201 11/30/1965 07/21/1991 6.42 6.42 $1,940.16

K-114 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 8471 10/22/1973 07/07/1994 3.42 3.42 $1,025.16 6034 03/13/1972 11/21/1994 3.08 3.08 $903.48 5728 08/20/1937 02/11/1991 6.83 6.83 $1,956.72 1086 10/08/1939 12/10/1990 7.00 7.00 $1,987.32 3859 12/17/1945 04/29/1991 6.67 6.67 $1,936.20 4026 05/25/1943 04/29/1996 1.67 1.67 $351.00 8713 08/09/1945 05/06/1994 1.33 1.33 $365.52 0485 08/26/1947 11/19/1990 7.08 7.08 $2,278.80 1767 06/16/1945 09/24/1990 7.25 7.25 $3,203.64 1871 08/04/1947 03/04/1991 6.75 6.75 $1,643.88 5596 01/18/1950 11/05/1993 4.08 4.08 $1,180.68 7988 09/07/1956 03/15/1991 6.75 6.75 $2,109.00 8662 07/05/1957 06/21/1991 6.50 6.50 $1,744.08 5686 06/03/1955 08/26/1991 6.33 6.33 $2,234.64 5718 04/07/1956 09/28/1992 5.25 5.25 $1,269.60 6180 07/15/1955 05/13/1996 1.58 1.58 $429.36 7262 03/08/1959 07/01/1991 6.50 6.50 $1,935.36 7493 05/21/1955 04/13/1993 4.67 4.67 $1,342.80 5908 11/27/1962 12/04/1989 8.00 8.00 $1,785.36 6769 01/29/1964 07/02/1991 6.42 6.42 $1,572.84 3503 04/14/1972 10/08/1993 4.17 4.17 $1,239.00 1138 01/17/1961 05/13/1996 1.58 1.58 $429.36 7581 09/21/1970 12/05/1994 3.00 3.00 $795.24 8668 09/11/1971 06/27/1991 6.50 6.50 $1,530.24 4987 10/15/1963 12/06/1993 4.00 4.00 $1,444.32 1750 10/19/1967 01/28/1994 3.92 3.92 $943.92 7287 10/11/1975 01/10/1994 3.92 3.92 $1,160.76 7956 12/08/1937 07/28/1991 6.42 6.42 $1,782.96 7893 02/10/1940 05/01/1988 9.67 4.50 $1,428.48 8262 11/29/1942 03/14/1979 18.75 18.75 $3,088.68 8963 10/28/1943 04/04/1991 6.67 6.67 $1,935.72 7826 06/24/1944 05/02/1988 9.67 8.08 $1,755.36 7385 05/15/1945 01/10/1983 14.92 8.08 $3,809.88 7912 06/29/1948 07/01/1991 6.50 6.50 $2,043.60 8674 11/14/1953 07/29/1991 6.42 6.42 $1,654.80 8971 01/16/1957 08/23/1993 4.33 4.33 $1,249.08 6293 04/15/1955 02/18/1991 6.83 6.83 $1,465.68 6896 01/10/1958 06/27/1991 6.50 6.50 $1,761.00 7081 01/12/1955 08/23/1995 2.33 2.33 $603.36 7159 09/22/1956 08/19/1991 6.33 6.33 $1,801.80 8435 05/14/1963 05/30/1996 1.58 1.58 $357.00 0052 09/02/1943 05/27/1992 5.58 5.58 $1,768.68 6673 06/13/1965 10/04/1993 2.92 2.92 $756.72 K-115 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 3420 05/30/1968 02/29/1996 1.83 1.83 $386.64 7819 06/15/1938 08/18/1987 10.33 10.33 $6,860.52 7428 01/01/1962 02/14/1989 8.83 8.83 $1,952.52 2262 10/07/1954 08/30/1996 1.33 1.33 $294.96 7612 02/18/1963 06/01/1992 5.58 5.58 $3,763.08 8785 10/30/1966 11/07/1996 1.08 1.08 $276.60 8881 12/12/1943 11/20/1989 8.08 7.50 $4,949.76 9111 12/24/1957 11/27/1989 8.08 8.08 $4,190.28 7567 09/19/1942 04/03/1989 8.67 8.67 $1,701.00 0651 10/23/1965 12/05/1994 3.00 3.00 $1,456.44 4619 05/17/1970 05/08/1995 2.58 2.58 $681.12 7099 05/07/1938 06/26/1995 2.50 2.50 $1,837.32 8924 11/17/1975 09/20/1996 1.25 1.25 $276.60 5961 07/08/1961 11/23/1994 3.08 3.08 $725.04 7154 01/28/1956 08/18/1992 5.33 5.33 $1,121.76 7768 07/04/1961 06/24/1988 9.50 5.50 $2,266.56 8236 12/10/1941 01/26/1988 9.92 9.00 $10,554.72 8862 02/03/1947 04/23/1996 1.67 1.67 $384.84 3839 04/03/1943 12/16/1996 1.00 1.00 $186.96 3947 08/14/1944 04/05/1989 8.67 8.67 $1,852.68 1612 08/15/1962 11/09/1984 13.08 13.08 $3,146.76 9919 07/08/1941 09/15/1988 9.25 9.25 $3,096.00 3239 08/12/1965 01/15/1996 1.92 1.92 $580.44 8157 05/18/1968 01/23/1996 1.92 1.92 $409.08 6994 09/06/1961 05/04/1994 2.08 2.08 $504.48 7580 04/12/1962 09/07/1993 4.25 4.25 $1,959.96 5159 02/02/1957 12/11/1979 18.00 18.00 $3,308.40 8430 08/24/1960 09/11/1989 8.25 8.25 $2,200.32 6682 08/12/1952 09/12/1988 9.25 9.25 $3,278.88 5309 04/05/1966 05/23/1994 3.58 3.58 $863.76 7286 12/01/1948 10/11/1993 4.17 4.17 $1,418.76 8386 05/07/1971 02/15/1993 4.83 4.83 $1,615.32 9983 06/27/1967 02/17/1992 5.83 5.83 $3,433.32 3888 02/14/1944 08/19/1979 18.33 18.33 $3,500.76 2266 07/22/1965 03/01/1993 4.83 4.83 $2,660.52 8628 11/16/1957 11/05/1993 4.08 4.08 $1,204.08 1832 10/04/1961 10/19/1992 5.17 5.17 $3,285.48 8707 04/05/1958 03/18/1996 1.75 1.75 $430.44 3008 01/31/1962 10/18/1995 2.17 2.17 $457.44 5628 06/04/1965 04/06/1993 4.67 4.67 $1,101.96 1317 05/27/1948 01/25/1993 4.92 4.92 $1,288.08 6231 03/29/1970 01/06/1992 5.92 5.92 $3,079.80 3939 08/27/1956 07/28/1995 2.42 2.42 $600.60

K-116 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 7861 07/21/1960 11/01/1979 18.17 8.08 $2,505.00 7642 03/04/1935 03/04/1974 23.75 23.75 $20,163.96 1467 02/11/1949 09/02/1996 1.25 1.25 $262.92 4310 09/01/1939 04/27/1959 38.67 38.67 $9,417.96 6212 06/04/1967 05/29/1990 7.58 7.58 $4,179.84 2059 04/09/1944 01/25/1990 7.92 7.92 $2,214.24 6229 08/08/1955 03/09/1989 8.75 8.75 $2,020.20 3656 07/02/1948 05/30/1989 8.58 8.58 $1,930.80 9238 02/01/1944 08/25/1988 9.33 9.00 $2,412.24 3797 05/11/1954 03/22/1993 4.75 4.75 $1,432.56 4003 06/28/1968 01/03/1995 2.92 2.92 $753.48 2041 12/10/1950 06/25/1995 2.50 2.50 $546.84 9256 10/16/1936 09/03/1991 6.25 6.25 $1,917.84 6201 02/05/1958 09/14/1988 9.25 9.00 $2,507.88 1234 05/18/1958 09/25/1995 2.25 2.25 $480.72 6052 05/31/1965 07/17/1995 2.42 2.42 $1,190.40 9270 04/22/1972 12/16/1996 1.00 1.00 $210.60 3220 09/04/1963 07/27/1988 9.42 1.50 $396.60 3759 10/27/1959 06/28/1996 1.50 1.50 $315.72 2817 10/20/1961 08/13/1990 7.33 7.33 $2,237.40 1074 11/07/1970 01/11/1993 4.92 4.92 $1,195.08 2908 02/10/1951 02/22/1993 4.83 4.83 $1,769.52 6399 11/19/1961 11/08/1993 4.08 4.08 $1,041.48 1210 09/10/1969 11/11/1996 1.08 1.08 $251.76 2254 09/26/1961 09/18/1995 2.25 2.25 $1,306.92 5791 10/31/1963 11/20/1995 2.08 2.08 $446.28 8253 01/15/1941 05/02/1988 9.58 9.58 $2,399.88 2008 05/25/1955 09/25/1996 1.25 1.25 $247.68 6841 10/25/1975 05/08/1995 2.58 2.58 $757.68 2713 03/21/1964 07/24/1995 2.42 2.42 $510.96 0663 03/02/1973 12/06/1994 3.00 3.00 $596.28 1069 10/13/1977 04/11/1996 1.66 1.66 $451.92 9611 07/27/1958 01/08/1994 3.92 3.92 $1,176.48 7224 12/09/1973 02/15/1993 4.83 4.83 $1,397.64 1432 07/03/1940 01/03/1995 2.92 2.92 $672.72 9068 06/06/1967 02/26/1996 1.83 1.83 $497.16 4330 10/03/1954 03/24/1995 2.75 2.75 $562.32 0616 07/07/1963 06/24/1991 6.50 6.50 $1,452.96 0767 08/19/1964 05/18/1995 2.58 2.58 $712.32 1151 03/05/1957 11/14/1989 8.08 8.08 $2,189.88 6367 08/14/1965 08/25/1992 5.33 5.33 $978.72 4779 06/09/1968 01/07/1992 5.92 5.92 $1,227.36 5861 03/01/1948 10/22/1984 13.17 13.17 $3,136.80 K-117 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 1848 10/26/1969 01/03/1995 1.58 1.58 $390.72 1305 05/22/1939 12/06/1993 4.00 4.00 $1,750.44 5283 04/15/1946 06/12/1995 2.50 2.50 $488.76 3631 06/04/1972 11/14/1994 3.08 3.08 $899.88 1465 06/28/1970 05/29/1995 2.58 2.58 $642.24 7381 10/03/1964 03/03/1992 5.75 5.75 $1,819.32 3305 09/20/1967 01/22/1990 7.92 7.92 $1,844.04 3695 09/15/1959 01/28/1991 6.92 6.92 $1,643.16 9899 01/25/1951 03/22/1982 15.75 15.75 $3,262.32 5646 05/25/1955 03/05/1990 7.75 7.75 $1,823.04 5001 08/06/1955 09/28/1981 16.25 16.25 $4,103.40 6267 02/24/1965 10/07/1996 1.17 1.17 $268.44 0669 04/27/1974 07/14/1995 0.25 0.25 $62.40 4372 11/14/1951 11/13/1996 1.08 1.08 $214.68 6162 01/21/1943 09/11/1989 8.25 8.25 $5,368.20 6739 01/23/1957 06/12/1984 13.50 13.50 $2,788.44 4858 10/04/1957 12/07/1987 8.08 8.08 $1,887.84 8914 03/02/1963 03/20/1989 8.75 8.75 $1,703.76 3151 05/09/1967 02/21/1996 1.83 1.83 $393.24 4409 04/29/1971 06/17/1993 4.50 4.50 $1,511.76 6884 06/01/1966 11/23/1994 3.08 3.08 $459.24 6231 06/23/1972 10/02/1995 2.17 2.17 $1,047.60 5745 11/11/1968 10/25/1993 4.17 4.17 $1,065.60 1785 03/14/1965 08/03/1995 2.33 2.33 $427.08 0015 02/11/1970 09/13/1993 4.25 1.50 $272.52 9712 08/06/1971 04/30/1993 4.67 4.67 $1,249.08 6649 11/21/1968 12/18/1995 2.00 2.00 $485.40 1700 03/11/1969 11/22/1993 4.08 4.08 $1,019.04 4954 03/26/1969 02/23/1993 4.83 4.83 $1,466.40 1836 06/30/1967 08/23/1988 4.58 4.58 $994.08 0871 11/15/1956 05/13/1992 5.58 5.58 $1,162.68 1593 03/08/1972 05/29/1990 7.58 7.58 $2,074.80 0654 05/21/1955 04/15/1992 5.67 5.67 $1,160.28 7363 10/20/1971 07/11/1990 7.42 7.42 $1,687.68 2484 01/13/1962 07/30/1990 7.42 7.42 $2,151.12 3931 09/02/1969 10/17/1990 7.17 7.17 $1,428.84 0139 10/15/1944 05/07/1989 8.58 8.58 $1,675.08 1644 04/15/1967 08/18/1993 4.33 4.33 $1,139.64

K-118 APPENDIX A TO PART A OF SUPPLEMENT K Provisions Relating to NTX Plan Participants Previously Participating in the SLC Benefits Part of the Prior SLC Plan A-1. Introduction. This Appendix A to Part A of Supplement K to the Plan shall apply to Transferred Participants (as defined in Part A) who prior to their transfer had accrued benefits under the SLC Benefits Part of the Prior Plan. Such Participants are referred to herein as “Appendix A Participants.” Each Appendix A Participant’s accrued benefit under the SLC Benefits Part of the Prior Plan (subject to any applicable minimum benefits under such Part) is referred to herein as such Participant’s “SLC Benefit.” This Appendix sets forth certain special provisions applicable to the payment of SLC Benefits to Appendix A Participants, which benefits are set forth on Exhibit I to this Appendix A. In no event shall the amount of an Appendix A Participant’s SLC Benefit hereunder be less than the benefit such Participant would have received, as of January 1, 1998, under the Prior Plan based on the terms of such plan as in effect immediately before January 1, 1998. A-2. NTX Participant’s Benefit at Early Retirement Date. An Appendix A Participant shall be eligible to receive a monthly pension under the Plan on account of retirement before Normal Retirement Date in accordance with paragraph 7 of Part A. The amount of such pension shall include the amount of the Appendix A Participant’s SLC Benefit. The Appendix A Participant’s SLC Benefit shall be reduced in accordance with subsection 4.3 of the Plan if the date of commencement of such pension precedes the first day of the month coincident with or next following the month in which the Appendix A Participant attains age 62. A-3. Pre-Retirement Death Benefits. The surviving Spouse’s benefit payable to the surviving Spouse of an Appendix A Participant pursuant to paragraph 10 of Part A shall include such Participant’s SLC Benefit, subject to the following: (a) If the Appendix A Participant’s death occurs while in the employ of an Employer or Controlled Group Member (or after he or she has ceased active employment on account of Total Disability) and after the Appendix A Participant has completed five Years of Service or attained age 65, then a death benefit shall be payable under this paragraph (a) in lieu of the benefit described in paragraph (b) below. This benefit shall be based on the Appendix A Participant’s SLC Benefit, and shall be subject to the provisions of subsection 4.7 of the Plan and paragraph K- 8 of Supplement K to the Plan except as follows: K-119 (i) The lump sum shall be payable pursuant to paragraph K-8 of Supplement K to the Plan, but without regard to the $10,000 maximum specified in subparagraph K-8(c)(i) thereof. (ii) The Appendix A Participant’s surviving Spouse shall have a period of 180 days within which to elect payment of a lump sum in lieu of the monthly survivor annuity, in the event of the Appendix A Participant’s death before his or her earliest commencement date as determined under subsection 5.6 of the Plan. The surviving Spouse may also elect the lump sum form on or after the date that would have been such Appendix A Participant’s earliest commencement date. (iii) If the Appendix A Participant is entitled to benefits under both Part A and Part B to Supplement K, the Appendix A Participant shall be required to name the same beneficiary of the death benefit with respect to both Parts. (b) If the Appendix A Participant’s death occurs after incurring a termination of employment with all Employers and Controlled Group Members, a surviving Spouse’s benefit shall be payable based on the Appendix A Participant’s SLC Benefit, subject to the provisions of subsection 4.6 of the Plan, unless a lump sum benefit is payable pursuant to paragraph K-8 of Supplement K. If the Appendix A Participant’s Spouse is eligible to elect payment of the surviving Spouse’s benefit in the form of a lump sum distribution under paragraph K-8, the Appendix A Participant’s Spouse may commence immediate payment of the Spouse’s benefit in the form of a lump sum or an annuity. A-4. Payment of Deferred Vested Benefits. Notwithstanding paragraph 8 of Part A, an Appendix A Participant who is entitled to a monthly deferred vested benefit under the Plan may elect to receive his or her SLC Benefit as of the first day of any month after he or she attains age 55 years without regard to whether he or she has completed 10 Years of Vesting Service. Such benefit shall be reduced by the applicable factors specified in subsection 4.5 of the Plan.

K-120 EXHIBIT I TO APPENDIX A TO PART A – SUPPLEMENT K Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 2090 02/14/1944 07/01/1962 26.83 26.83 $8,929.80 1090 01/10/1943 12/30/1985 12.00 12.00 $32,276.52 5007 05/02/1938 01/22/1979 18.92 18.92 $27,543.00 4199 10/11/1954 12/01/1995 2.08 2.08 $4,924.44 K-121 APPENDIX B TO PART A OF SUPPLEMENT K Provisions Relating to Former Employees of Champion Products, Inc. Gaffney, South Carolina Location B-1. Introduction. This Appendix B to Part A of Supplement K to the Plan shall apply to certain participants (the “Appendix B Participants”) for whom assets were transferred from the Prior Plan to the NTX Plan in connection with their transfer of employment to NTX, effective as of October 31, 1998 (the “Transfer Date”). This Appendix sets forth certain special provisions applicable to the benefits accrued by the Appendix B Participants prior to the Transfer Date under the Prior Plan (including any applicable minimum benefits thereunder) (hereinafter the “Transferred Benefit”). In no event shall the amount of an Appendix B Participant’s Transferred Benefit hereunder be less than the benefit such Participant would have received under the Prior Plan based on the terms of such plan as in effect immediately before the Transfer Date. B-2. Retirement Benefits. An Appendix B Participant’s retirement benefit shall equal the sum of the following: (a) Transferred Benefits. In addition to any benefits accrued under Part A, an Appendix B Participant’s normal benefit shall include the amount of each Appendix B Participant’s Transferred Benefit as set forth on Exhibit I to this Appendix B; provided, however, that if the Committee determines that any amount set forth in such schedule has been incorrectly calculated, for whatever reason, the correct amount shall be the amount payable or credited to such Appendix B Participant, notwithstanding the inclusion of such incorrect amount on such Exhibit. (b) Future Benefit Accruals. For purposes of determining an Appendix B Participant’s benefits, the following special rules shall apply: (i) Credited Service. Each Appendix B Participant in the Plan shall receive credit for all service credited under the Prior Plan. (ii) Compensation. Solely for purposes of determining the benefit accruals of Appendix B Participants under Part A for the 1998 and 1999 calendar years, compensation paid by Sara Lee Corporation or its affiliates during the prior calendar year shall be treated as paid by an Employer.

K-122 EXHIBIT I TO APPENDIX B TO PART A – SUPPLEMENT K Provisions Relating to Former Employees of Champion Products, Inc. Gaffney, South Carolina location Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 2906 08/01/1956 10/19/1992 5.17 1.50 $216.96 3523 08/07/1953 01/03/1979 18.17 18.17 $6,446.28 9976 05/29/1967 10/24/1995 2.17 1.50 $367.68 3598 04/22/1951 01/13/1992 5.92 1.50 $347.88 4620 06/28/1957 07/15/1991 6.42 1.50 $349.08 7619 03/23/1956 01/30/1990 7.92 7.92 $2,726.28 8591 10/28/1955 06/28/1983 14.50 1.50 $569.16 748 11/06/1963 11/18/1991 6.08 1.50 $608.88 6120 06/19/1930 11/20/1967 30.08 1.50 $531.96 5711 04/28/1947 12/01/1965 32.08 8.08 $6,380.76 7425 05/16/1963 02/26/1990 7.83 7.83 $4,283.88 4836 05/10/1944 04/01/1991 6.75 4.50 $6,420.48 0634 07/04/1951 07/08/1980 17.42 8.08 $4,941.36 6067 04/30/1962 04/17/1995 2.67 1.50 $237.00 1320 01/17/1942 07/17/1992 5.42 1.50 $308.88 1392 05/25/1976 07/22/1996 1.42 1.42 $290.28 0860 06/30/1961 10/24/1986 11.17 4.50 $3,559.56 8316 04/07/1963 04/07/1988 9.67 9.67 $2,750.52 2155 03/16/1965 08/28/1992 5.33 4.50 $1,160.64 0091 01/27/1965 10/14/1996 1.75 1.75 $422.76 6928 05/28/1950 09/14/1992 5.25 1.50 $306.12 5059 03/12/1964 07/21/1986 11.42 11.42 $2,689.20 2540 09/29/1960 12/08/1992 5.00 2.50 $905.16 2191 06/06/1946 02/15/1988 9.83 4.50 $2,405.64 2053 11/22/1959 04/09/1990 7.67 1.50 $333.36 4539 05/03/1962 08/08/1989 8.33 1.50 $340.68 1791 06/14/1964 12/26/1989 8.00 4.50 $1,886.04 5863 04/18/1959 03/24/1980 17.75 1.50 $231.24 2544 07/23/1970 03/29/1995 2.75 1.50 $328.68 5653 04/10/1975 08/01/1995 2.42 1.50 $311.40 9435 01/03/1969 06/22/1988 6.33 4.50 $1,893.60 7429 03/07/1944 05/17/1982 15.58 15.58 $7,439.88 3633 01/05/1950 11/29/1972 25.08 25.08 $10,793.04 1241 01/16/1974 05/11/1995 2.58 1.50 $383.16  If it is determined that any amount set forth in this schedule is incorrect (for whatever reason), the amount payable to the Participant shall be the corrected amount. K-123 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 1328 09/05/1971 11/20/1991 6.08 1.50 $499.92 8613 09/08/1943 06/27/1990 7.50 1.50 $391.20 2755 02/29/1952 03/24/1980 17.75 1.50 $437.88 3746 12/12/1968 09/29/1993 4.25 1.50 $312.36 7011 05/19/1969 03/18/1993 4.75 4.50 $1,269.36 5141 09/13/1930 10/22/1979 18.17 1.50 $261.36 0589 10/15/1948 05/09/1995 2.58 1.50 $315.00 1713 09/04/1956 10/08/1991 6.17 6.17 $2,733.12 0899 05/26/1964 07/20/1992 5.42 1.50 $273.48 8019 10/04/1953 04/17/1990 7.67 1.50 $344.40 8432 01/20/1955 08/21/1996 1.33 1.33 $353.28 9744 09/03/1955 05/09/1995 2.58 1.50 $299.04 2396 05/12/1951 10/11/1988 9.17 1.50 $229.32 2490 04/24/1955 08/04/1995 2.33 1.50 $338.64 2928 05/09/1961 05/27/1980 17.58 1.50 $612.60 3450 04/01/1959 10/18/1989 8.17 1.50 $280.80 6336 12/11/1958 04/05/1988 9.67 1.50 $306.36 6521 03/19/1959 01/29/1979 18.92 4.50 $3,630.60 6656 05/06/1955 07/25/1995 2.42 1.50 $313.80 6801 02/02/1956 02/18/1980 17.83 1.50 $667.56 7190 07/23/1958 05/04/1990 7.58 1.50 $567.48 9937 04/04/1959 02/15/1994 3.83 1.50 $288.96 1904 11/11/1961 03/14/1994 3.75 1.50 $443.28 2447 11/28/1959 05/01/1989 8.67 1.50 $362.04 8957 06/30/1971 08/08/1994 0.92 0.92 $199.44 9272 03/08/1959 08/10/1992 5.33 1.50 $297.12 0637 05/17/1960 07/21/1986 11.42 1.50 $320.52 7583 07/09/1967 10/14/1996 1.17 1.17 $281.76 4968 12/22/1963 06/05/1992 5.50 1.50 $233.04 7939 01/03/1960 12/01/1992 5.08 1.50 $380.16 0245 10/09/1965 01/20/1992 6.00 1.58 $438.24 1220 10/27/1962 08/07/1992 5.33 1.50 $311.52 7415 03/14/1971 01/04/1993 4.92 0.58 $133.44 6078 06/26/1964 02/27/1989 8.83 1.50 $304.92 2075 02/22/1966 11/17/1994 3.08 1.50 $278.52 0003 03/23/1970 07/26/1995 2.42 1.50 $374.16 4410 03/19/1970 10/18/1993 4.17 1.50 $292.44 7547 05/01/1969 01/29/1992 5.92 1.50 $309.60 8067 02/04/1969 05/27/1992 5.58 1.50 $510.00 8475 11/13/1968 04/14/1992 5.67 1.50 $410.28 2325 01/16/1966 11/29/1994 3.08 1.50 $323.40 3532 05/15/1934 08/31/1981 16.33 1.50 $305.16 1608 04/13/1966 09/18/1991 6.25 1.50 $279.36 4853 12/15/1968 08/20/1990 7.33 1.50 $497.52 5258 06/08/1970 01/02/1996 1.92 1.92 $488.40 7759 10/20/1940 04/05/1979 18.67 1.50 $306.72

K-124 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 7067 05/04/1940 04/05/1995 2.67 1.50 $275.04 7415 11/12/1970 10/01/1993 4.25 1.50 $588.72 3697 10/21/1946 10/05/1992 5.17 1.50 $308.64 3910 04/12/1949 05/07/1984 13.58 1.50 $332.04 0380 08/29/1950 04/21/1988 9.67 1.50 $322.20 6697 10/16/1951 10/12/1995 2.17 1.50 $321.36 0125 10/31/1953 03/14/1979 18.75 1.50 $693.48 0210 08/21/1942 02/12/1979 18.83 1.50 $341.88 1690 02/15/1951 04/08/1991 6.67 1.50 $324.24 1727 08/01/1956 03/16/1981 16.75 1.50 $346.44 3394 03/18/1953 01/13/1992 5.92 1.50 $250.68 3711 03/11/1950 09/15/1986 11.25 1.50 $425.28 6206 05/06/1951 05/22/1979 18.58 1.50 $393.84 6221 06/13/1952 08/30/1993 4.33 1.50 $433.44 6533 03/01/1954 02/21/1990 7.83 1.50 $315.96 2935 01/07/1957 02/13/1995 2.83 1.50 $562.08 4063 11/08/1952 04/02/1979 18.75 1.50 $378.24 4678 08/20/1951 08/15/1979 18.33 1.50 $307.68 0685 04/12/1962 08/10/1981 16.42 1.58 $407.28 2247 04/29/1956 01/17/1989 8.92 1.50 $546.84 2388 07/27/1964 07/30/1981 13.42 4.50 $2,967.36 5292 08/31/1962 06/07/1983 14.50 1.50 $580.44 0542 10/14/1969 05/15/1995 2.58 1.50 $362.04 6075 06/16/1973 10/12/1995 2.17 1.50 $256.08 6160 01/20/1962 08/05/1996 1.33 1.33 $294.72 4969 12/08/1957 08/24/1992 5.33 1.50 $232.44 3317 05/06/1964 06/12/1989 8.50 1.50 $473.28 3852 03/02/1962 04/20/1993 4.67 1.50 $357.24 5500 02/09/1961 09/01/1995 2.33 2.33 $1,060.68 1427 07/25/1964 05/15/1995 2.58 1.50 $305.64 5257 05/14/1966 05/03/1995 2.58 1.50 $215.29 7564 09/22/1959 08/01/1992 5.42 1.50 $335.28 9820 03/22/1961 10/27/1987 10.17 1.50 $316.56 5493 12/25/1963 08/31/1993 4.33 1.50 $300.60 1708 07/29/1961 12/29/1986 11.00 1.50 $351.60 9026 03/19/1965 04/27/1992 5.67 1.50 $407.16 0343 12/31/1961 10/24/1990 7.17 1.50 $229.80 9428 06/24/1965 08/12/1988 9.33 1.50 $375.48 0639 03/10/1967 05/29/1989 8.58 1.50 $395.52 0242 05/07/1966 04/23/1990 7.67 1.50 $304.44 6736 08/11/1971 08/19/1996 1.33 1.33 $384.84 1560 10/05/1937 06/29/1989 8.50 1.50 $571.20 2120 05/11/1968 05/11/1992 5.58 4.50 $1,044.24 4903 09/10/1969 10/13/1987 10.17 1.50 $325.92 6757 10/05/1966 05/08/1995 2.58 1.50 $307.92 7143 10/24/1968 08/08/1988 9.33 1.50 $323.16 K-125 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 3180 04/24/1968 10/25/1995 2.17 1.50 $256.68 6316 07/16/1970 02/13/1989 8.83 1.50 $335.04 8819 11/09/1969 11/21/1988 9.08 1.50 $333.36 1175 10/14/1971 06/01/1993 4.58 1.50 $286.44 6918 06/07/1941 01/29/1979 18.92 1.50 $316.68 5933 05/09/1947 06/10/1981 16.50 1.50 $294.60 6166 10/16/1947 08/19/1987 10.33 1.50 $312.36 6828 09/20/1943 03/12/1990 7.75 1.50 $362.40 7360 05/12/1945 04/12/1993 4.67 1.50 $276.72 5358 09/28/1947 07/20/1992 5.42 4.50 $1,063.56 6639 11/19/1946 01/02/1979 19.00 1.50 $313.56 0096 03/21/1948 05/08/1989 8.58 1.50 $441.00 0422 12/06/1947 01/02/1996 1.92 1.92 $392.64 1628 06/13/1947 06/23/1980 17.50 1.50 $401.16 1642 04/11/1948 08/31/1988 9.33 4.50 $1,664.04 2019 06/09/1947 10/27/1993 4.17 1.50 $336.72 2466 04/29/1946 11/04/1988 9.08 1.50 $334.56 8219 01/12/1945 01/02/1979 19.00 1.50 $388.08 8014 09/19/1958 08/08/1979 18.33 1.50 $297.60 0179 03/01/1950 04/10/1979 18.67 1.50 $293.64 1252 01/17/1952 04/28/1980 17.67 1.50 $357.60 6744 01/07/1951 01/29/1979 18.92 4.50 $1,245.84 0248 10/28/1950 04/16/1984 13.67 1.50 $320.52 6874 11/14/1955 07/03/1995 2.42 1.50 $357.36 8300 11/25/1957 06/08/1992 5.50 1.50 $430.20 5121 10/31/1954 02/21/1994 3.83 3.83 $972.48 5029 08/15/1957 07/07/1992 5.42 1.50 $342.96 5743 07/14/1957 05/02/1995 0.17 0.17 $40.32 6930 11/15/1956 12/17/1980 17.00 1.50 $280.20 1540 07/13/1958 03/06/1995 2.75 1.50 $544.80 8247 02/04/1957 12/16/1985 12.00 1.50 $321.72 2386 04/20/1964 11/02/1993 4.17 1.50 $425.52 4324 03/07/1972 10/10/1991 6.17 1.50 $464.40 4741 05/08/1966 04/24/1995 2.67 1.50 $181.05 7079 01/30/1961 01/27/1988 9.92 1.50 $382.56 7594 05/05/1959 09/29/1986 11.25 1.50 $327.60 7997 08/25/1963 10/24/1985 12.17 1.50 $334.68 1742 05/30/1963 12/07/1992 5.00 1.50 $330.00 2648 06/30/1961 09/16/1991 6.25 1.50 $493.44 4672 01/02/1964 01/08/1992 5.92 1.50 $341.16 2855 02/17/1966 12/08/1991 6.00 1.50 $297.36 5843 12/05/1966 04/17/1995 2.67 1.50 $302.76 2415 10/29/1966 11/04/1991 6.08 1.50 $206.76 9458 08/27/1971 08/10/1992 5.33 1.50 $404.76 8220 06/15/1969 03/25/1991 6.75 1.50 $309.12 3899 10/22/1937 10/03/1983 14.17 1.50 $483.84

K-126 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 4076 01/24/1969 09/27/1988 9.25 1.50 $352.80 8413 06/04/1974 08/21/1993 4.33 1.50 $302.88 9802 10/07/1942 08/15/1979 18.33 1.50 $412.80 1322 11/28/1946 04/12/1979 18.67 1.50 $278.52 1494 07/21/1949 07/07/1992 5.42 1.50 $379.20 7867 06/05/1946 04/02/1979 18.75 1.50 $246.72 7977 03/17/1947 04/17/1989 8.67 1.50 $396.12 8123 10/11/1949 08/06/1979 18.33 1.50 $276.84 8233 07/19/1946 11/25/1986 11.08 1.50 $463.08 9006 08/23/1947 01/05/1987 10.92 4.50 $1,111.56 9863 08/17/1947 10/11/1993 4.17 1.50 $292.44 9626 09/21/1945 09/21/1981 16.25 4.50 $1,338.00 9936 08/02/1949 06/10/1991 6.50 4.50 $2,862.48 5713 08/26/1950 03/19/1980 17.75 1.50 $315.12 5722 03/30/1952 11/07/1985 12.08 1.50 $380.52 5753 05/31/1954 10/25/1991 6.17 1.50 $405.60 6831 03/07/1950 05/21/1984 13.58 1.50 $410.88 7159 07/07/1964 01/17/1987 10.92 1.50 $573.36 7724 03/27/1952 03/19/1990 7.75 1.50 $331.32 7776 06/24/1958 09/05/1995 2.25 1.50 $271.20 8785 05/09/1969 04/26/1988 9.67 1.50 $311.40 1848 03/09/1965 10/23/1995 2.17 1.50 $316.68 4490 11/15/1957 05/07/1981 16.58 1.50 $304.68 0686 08/08/1965 03/29/1995 2.75 1.50 $336.36 3522 07/08/1957 10/19/1987 10.17 1.50 $435.00 0230 01/27/1973 10/14/1996 1.17 1.17 $281.76 4790 06/05/1958 10/29/1991 6.17 1.50 $255.72 9481 09/14/1962 12/01/1980 17.00 2.42 $864.00 0006 01/04/1967 12/09/1985 12.00 1.50 $439.80 0092 05/19/1962 06/22/1992 5.50 1.50 $705.12 0238 11/04/1965 05/08/1989 8.58 1.50 $295.68 4349 01/28/1977 08/05/1996 1.33 1.33 $253.08 3031 09/21/1965 10/10/1988 9.17 1.50 $521.40 3872 10/07/1965 09/04/1995 2.25 2.25 $1,104.60 8906 11/03/1969 10/09/1995 2.17 1.50 $323.88 8073 07/12/1970 06/27/1990 7.50 1.50 $240.00 6156 10/14/1937 02/20/1989 8.83 4.50 $1,847.16 6844 09/25/1939 05/04/1981 16.58 4.50 $2,441.40 4199 01/06/1971 09/14/1992 5.25 1.50 $471.36 4401 10/30/1971 05/01/1995 2.67 1.50 $263.16 4312 07/07/1970 01/13/1992 5.92 1.50 $299.88 0239 10/10/1936 10/06/1980 17.17 1.50 $358.20 0353 07/26/1940 08/06/1984 13.33 1.50 $451.56 8750 07/30/1942 04/12/1979 18.67 1.50 $307.44 0023 06/03/1941 03/26/1984 13.75 1.50 $278.52 1231 09/03/1942 11/06/1989 8.08 1.50 $400.80 K-127 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 2236 10/23/1942 08/07/1989 8.33 1.50 $374.64 2491 09/27/1943 03/12/1984 13.75 1.50 $299.04 1620 11/26/1944 10/25/1979 18.17 1.50 $258.00 9649 01/05/1949 02/29/1988 9.83 1.50 $275.52 9031 06/02/1952 10/15/1987 10.17 1.50 $364.92 9167 10/20/1951 10/14/1993 4.17 1.50 $320.04 5354 01/28/1955 03/03/1980 17.75 4.50 $2,828.52 4523 03/06/1964 04/03/1995 2.67 1.50 $264.72 6383 02/28/1961 11/07/1985 12.08 1.50 $336.36 9803 05/30/1960 08/13/1981 16.33 1.50 $297.72 2301 04/30/1957 10/10/1983 14.17 1.50 $336.60 9743 04/08/1973 01/26/1993 4.92 1.50 $316.08 9483 02/22/1959 09/30/1986 11.25 1.50 $607.92 1806 11/21/1974 07/24/1995 2.42 1.50 $229.56 2594 09/07/1969 06/04/1992 0.75 0.75 $198.96 5981 03/12/1961 05/29/1995 2.58 1.50 $192.24 0572 11/10/1960 08/07/1979 18.33 1.50 $296.64 6188 06/02/1960 05/08/1995 2.58 1.50 $352.92 7504 09/23/1961 04/10/1995 2.67 1.50 $294.72 8569 01/25/1974 11/13/1995 2.08 1.50 $348.60 9918 09/13/1963 05/07/1990 7.58 1.50 $576.72 3746 07/07/1962 09/08/1981 16.25 1.50 $444.60 3060 09/01/1963 06/18/1989 8.50 1.50 $468.48 5519 02/01/1967 02/10/1993 4.75 0.58 $141.00 1038 08/29/1968 03/29/1993 4.75 1.50 $422.52 7692 05/18/1965 07/03/1995 2.42 1.50 $252.12 4177 07/01/1965 11/01/1992 5.17 4.50 $1,415.64 6792 11/04/1969 11/12/1991 6.08 1.50 $298.92 1858 04/17/1971 08/24/1992 5.33 1.50 $366.24 5843 08/24/1938 07/31/1986 11.42 1.50 $468.96 4483 01/17/1971 03/27/1995 2.75 1.50 $267.72 3619 04/12/1973 06/26/1995 2.50 1.50 $278.64 0662 02/14/1945 06/19/1989 8.50 1.50 $335.88 0194 06/25/1946 04/30/1990 7.67 1.50 $251.40 1079 12/13/1943 05/21/1984 13.58 1.50 $280.92 7585 05/06/1947 08/17/1987 10.33 4.50 $1,035.00 2756 10/20/1954 04/09/1979 18.67 1.50 $297.36 3974 04/24/1952 09/18/1979 18.25 1.50 $493.08 4229 03/10/1953 05/15/1989 8.58 1.50 $390.72 7512 07/22/1952 12/07/1992 5.00 1.50 $382.92 7777 06/03/1954 06/08/1992 5.50 1.50 $269.64 8429 08/13/1951 08/26/1980 17.33 1.50 $290.28 8573 03/07/1954 07/16/1990 7.42 1.50 $316.56 9247 04/20/1953 10/18/1993 4.17 1.50 $446.28 2216 06/06/1952 09/04/1995 2.25 2.25 $1,769.04 8895 01/30/1954 03/21/1995 2.75 1.50 $323.40

K-128 Last Four Digits of Social Security Number Date of Birth Date of Hire 12/31/97 Vesting Service 12/31/97 Credited Service 12/31/97 Annual Accrued Benefit 6745 03/28/1963 07/10/1989 8.42 4.50 $1,564.56 6852 08/20/1962 04/18/1988 9.67 1.50 $518.16 8086 11/13/1948 03/21/1977 20.75 20.75 $10,387.56 5314 12/21/1956 04/22/1990 7.67 4.50 $5,446.92 0410 09/02/1944 03/08/1989 8.75 1.50 $310.92 8784 07/27/1947 03/01/1989 8.83 8.83 $5,055.36 7164 06/02/1963 05/09/1989 8.58 1.50 $551.76 0317 10/14/1950 01/29/1979 18.92 1.50 $331.80 5119 09/28/1958 06/27/1990 7.50 1.50 $237.96 8693 11/24/1942 04/05/1993 4.67 1.50 $290.28 6979 01/15/1950 03/20/1990 7.75 1.50 $331.20 0081 06/29/1935 04/14/1992 5.67 1.50 $286.56 8836 11/09/1950 03/20/1990 5.00 1.50 $304.20 9615 01/18/1937 06/06/1983 14.50 4.50 $2,029.44 8247 06/17/1960 06/10/1991 6.50 4.50 $2,886.72 3220 09/04/1963 07/27/1988 9.42 1.50 $396.60 0015 02/11/1970 09/13/1993 4.25 1.50 $272.52 K-129 PART B TO SUPPLEMENT K Provisions Relating to Cash Balance Benefits 1. Introduction. Part B of Supplement K to the Plan shall apply to all NTX Plan participants on and after January 1, 1998 except hourly employees at a facility previously owned by China Grove Textiles, Inc. Benefits accrued under Part B shall be provided in addition to any benefits earned under Part A. 2. Normal Benefit. The normal benefit under this Part B of the Plan is a monthly retirement income commencing on the NTX Participant’s Normal Retirement Date and payable during his or her lifetime based upon his or her Cash Balance Benefit. Each NTX Participant shall have a “Cash Balance” consisting of the sum of his or her Benefit Credits and Interest Credits, defined and determined as set forth below; however, such Cash Balance shall not be less than the aggregate amount of Benefit Credits credited to the Participant’s Cash Balance. Upon a NTX Participant’s Separation Date, his or her Cash Balance shall be converted to his or her Cash Balance Benefit. (a) Benefit Credits. The “Benefit Credit” for any calendar year for each NTX Participant accruing Credited Service during such calendar year means an amount equal to four percent of his or her Compensation for such year. For the Plan Year beginning on January 1, 1998, NTX Participants shall be entitled to Benefit Credits based on their entire Compensation from an Employer during 1998. If a NTX Participant terminates employment with all Controlled Group Members before the end of that calendar year, the Benefit Credit described in the immediately preceding sentence shall be made as of the NTX Participant’s Separation Date. No NTX Participant shall receive a Benefit Credit in a calendar year in which he or she does not accrue any Credited Service. Effective on and after January 1, 2003, no additional Benefit Credits shall be credited to any NTX Participant. (b) Interest Credits. As of the last day of each calendar year, the NTX Participant’s Cash Balance as of that date (reduced by his or her Benefit Credit, if any, for that calendar year) shall be credited with interest (the ‘Interest Credit’) equal to (i) the greater of the annual rate of interest on 30-year Treasury securities published for the month of October or November in the immediately preceding calendar year; provided, however, that the interest rate shall not be less than 5.5 percent per annum, but not greater than (ii) the third segment rate described in Section 430(h)(2)(c)(iii) of the Code for the month of September in the immediately preceding calendar year with stabilization described in Section 430(h)(2)(c)(iv) of the Code;

K-130 provided, however, that (iii) the interest rate shall not be less than 4 percent per annum. (c) A NTX Participant’s accrued benefit is a monthly benefit (the “Cash Balance Benefit”), commencing at his or her Normal Retirement Age, calculated by projecting the NTX Participant’s Cash Balance to Normal Retirement Age with interest at the Interest Crediting Rate in effect at the date of determination and converting the projected account to an Actuarially Equivalent benefit payable at Normal Retirement Age. If the NTX Participant’s age is equal to or greater than Normal Retirement Age, the accrued benefit is the Actuarial Equivalent of the NTX Participant’s account. For purposes of this paragraph, Actuarial Equivalents shall be determined in accordance with paragraph K-10(b) of Supplement K and subsection 2.2 of the Plan. Notwithstanding the foregoing, if a NTX Participant’s Part B benefits commenced prior to December 31, 2008, his or her Cash Balance Benefit shall not be less than the Cash Balance Benefit determined under the NTX Plan provisions in effect immediately prior to July 28, 2008. Notwithstanding the foregoing, in no event shall a NTX Participant’s Cash Balance Benefit be less than his or her Cash Balance Benefit determined as of December 31, 2002, converting the Cash Balance as of such date to a single life annuity using his or her age as of such date, which single life annuity would be payable monthly commencing at the NTX Participant’s Normal Retirement Age as of December 31, 2002. 3. Normal Retirement. A NTX Participant who retires on his or her Normal Retirement Date shall be entitled to a monthly retirement income computed in accordance with paragraph 2 of this Part, commencing on his or her Normal Retirement Date and payable in accordance with paragraph K-7 of Supplement K to the Plan. 4. Late Retirement. A NTX Participant who retires on a Late Retirement Date shall be entitled to a monthly retirement income, commencing on the earlier of his or her Late Retirement Date or Required Commencement Date, and payable in accordance with paragraph K-7 of Supplement K to the Plan. If payment of a NTX Participant’s monthly retirement income under this Part occurs prior to retirement on his or her Required Commencement Date, then the amount of retirement income payable to the NTX Participant shall be adjusted, as of each subsequent January 1, to reflect the additional benefits, if any, accrued by the NTX Participant during the immediately preceding calendar year. In no event shall the amount of monthly retirement income payable under this paragraph 4 be less than the monthly retirement income the NTX Participant would have received had the NTX Participant retired on his or her Normal Retirement Date. 5. Early Retirement. A NTX Participant who retires on an Early Retirement Date shall be entitled to a monthly retirement income, commencing on his or her Normal K-131 Retirement Date and payable in accordance with paragraph K-7 of Supplement K to the Plan. The amount of his monthly retirement income shall be computed in accordance with paragraph 2 of this Part, but shall be reduced in accordance with subsection 5.3 of the Plan in the event of the NTX Participant’s benefit commencement before his or her Normal Retirement Date. However, for benefit commencements on and after January 1, 2010, the early retirement reduction shall not be greater than the reduction that would be determined using the actuarial assumptions set forth in subsection 2.2(b) of the Plan. 6. Monthly Deferred Vested Benefit. A NTX Participant whose employment with all of the Controlled Group Members is terminated for any reason other than death before his or her Retirement Date, but after he or she has completed five or more years of Vesting Service, shall be entitled to a monthly deferred vested benefit commencing on his or her Normal Retirement Date and payable in accordance with paragraph K-7 of Supplement K to the Plan. The amount of the NTX Participant’s monthly deferred vested benefit shall be computed in accordance with paragraph 2 of this Part (as in effect on the date that his or her employment with the Controlled Group Members terminates). If the NTX Participant has completed at least 10 years of Vesting Service, he or she may elect to have such benefit commence as of the first day of any month on or after the date he or she attains age 55 years but before his or her Normal Retirement Date; provided that, such benefit shall be reduced in accordance with subsection 5.3 of the Plan. Notwithstanding any Plan provision to the contrary, a NTX Participant who earns an Hour of Service on or after January 1, 2008 under this Part shall be fully vested in his or her entire Plan benefit, including any benefit earned under this Part or under Part A, after completing three or more years of Vesting Service. Notwithstanding the foregoing, for benefit commencements on and after January 1, 2010, the early retirement reduction shall not be greater than the reduction that would be determined using the actuarial assumptions set forth in subsection 2.2(b) of the Plan. 7. Death Benefits. (a) Eligibility. Death benefits are payable under this Part only if (i) the NTX Participant had not received payment of benefit under this Part prior to his or her death; (ii) the NTX Participant was entitled to a retirement benefit or a deferred vested benefit at the time of his or her death; and (iii) the NTX Participant was either married at the time of his death, or if unmarried, the Participant had not incurred his or her Separation Date or had incurred his or her Separation Date and had requested but not received a lump sum payment of his or her benefit under this Part. If a NTX Participant was unmarried and entitled to a retirement benefit or deferred vested benefit at the time of his or her death and did not request a lump sum distribution of his Cash Balance Benefit under this Part B, an immediate lump sum payment shall be payable to the NTX Participant’s estate.

K-132 (b) Form of Payment. The form of payment depends upon whether the NTX Participant was married at his or her death and is subject to the provisions of paragraph K-8 of Supplement K. (i) Married Participants. Benefits payable to a surviving Spouse determined pursuant to subparagraph (c) below shall be paid in the form of an annuity for the Spouse’s lifetime or a lump sum payment, as selected by the surviving Spouse. (ii) Unmarried Participants. If a NTX Participant is eligible for death benefits under this paragraph but was not married at death, an immediate lump sum payment shall be payable to the NTX Participant’s estate. (c) Amount. A surviving Spouse’s monthly benefit shall be based on the NTX Participant’s monthly retirement income determined under paragraph 2 of this Part, and shall be subject to the provisions of subsection 5.6 of the Plan. Alternatively, the surviving Spouse may elect to receive the lump sum present value of the NTX Participant’s Cash Balance Benefit in accordance with paragraph K-8 of Supplement K to the Plan. If the NTX Participant does not have a surviving Spouse at the time of death, then the lump sum present value of the NTX Participant’s Cash Balance Benefit shall be payable to his or her estate. For purposes of this paragraph (c), present value shall be determined using the assumptions described in paragraph K-9(b) of Supplement K and subsection 2.2 of the Plan. (d) Date Death Benefits Commence. Payment of death benefits shall commence as of the first day of the month coincident with or next following the later of the date of the NTX Participant’s death or the date the NTX Participant would have attained age 65 years; provided, however: (i) a surviving Spouse may elect to have payment of such benefit commence on any earlier date, and (ii) a benefit paid on behalf of a NTX Participant without a surviving Spouse shall be paid as soon as practicable after the Committee is informed of the NTX Participant’s death. (e) Special Rules for Death While Actively Employed. If the NTX Participant dies while in the employ of an Employer or Controlled Group Member and after completing at least five Years of Service or attaining Normal Retirement Age, then a death benefit shall be payable under this paragraph (e) in lieu of the benefit described above in this paragraph 7. This death benefit shall be based on the NTX Participant’s Part B benefit, and shall be subject to the provisions of subsection 5.7 of the Plan and paragraph K-8 of Supplement K to the Plan except as follows: K-133 (i) The NTX Participant’s surviving Spouse shall have a period of 180 days within which to elect payment of a lump sum in lieu of the monthly survivor annuity, in the event of the NTX Participant’s death before his or her earliest commencement date under subsection 5.6 of the Plan. The surviving Spouse may also elect the lump sum form on or after the date that would have been such NTX Participant’s earliest commencement date. (ii) If the NTX Participant is entitled to benefits under both Part A and Part B to Supplement K, the NTX Participant shall be required to name the same beneficiary of the death benefit with respect to both Parts. 8. Interest Rate Applicable on Termination. In the event of the termination of the Plan: (a) If the interest rate under paragraph 2(b) is a variable rate, the rate of interest used to determine the amount of a Participant’s Cash Balance shall equal the average of the interest rates used under the Plan during the five-year period ending on the Plan’s termination date; and (b) The interest rate and mortality table used to determine the amount of any benefit payable to or on behalf of any Participant under the Plan in the form of an annuity shall be the rate and table specified under the Plan for such purpose as of the termination date, except that if such interest rate is a variable rate, the interest rate shall be determined under the rules of subparagraph (a) above. DM_US 79187726-1.076961.0011

L-1 SUPPLEMENT L Provisions Relating to the Merger of the Maidenform LLC Retirement Plan L-1. Introduction. The Maidenform LLC Retirement Plan (previously, the Maidenform, Inc. Retirement Plan) (the “Maidenform Plan”) was maintained by Maidenform LLC (previously, Maidenform, Inc.) (“Maidenform”) prior to Maidenform’s acquisition by Hanesbrands Inc. Effective upon the close of business on December 31, 2013 (the “Merger Date”), the Maidenform Plan was merged into and continued in the form of the Plan, subject to the terms and provisions of this Supplement L and the Plan. The purpose of this Supplement is to set forth provisions relating to former participants in the Maidenform Plan. L-2. Participation. Subject to the conditions and limitations of the Plan, each participant in the Maidenform Plan on the Merger Date became a participant in the Plan as of the Merger Date. All such participants shall be referred to in this Supplement as “Maidenform Participants.” Maidenform Participants may have earned one or both of the following benefits under the Maidenform Plan: (a) A Maidenform Accrued Benefit, consisting of a Basic and Supplemental Benefit earned under the Maidenform Plan or a predecessor thereto, and (b) A NCC Accrued Benefit earned under the terms of the NCC Industries, Inc. Defined Benefit Pension Plan (the “NCC Plan”), which was merged into the Maidenform Plan as of April 13, 1999. The sum of benefits under (a) and (b) above shall be referred to herein as the “Accrued Benefit.” The Maidenform Plan was previously frozen, so that no new employees shall become participants in and no benefits shall be earned under this Supplement L after the Merger Date. L-3. Service for Purposes of Determining Accrued Benefits. (a) For purposes of determining a Maidenform Participant’s Maidenform Accrued Benefit, “Creditable Service” shall mean, with respect to years after 1988, service rendered by an Employee as a participant in the Maidenform Plan. With respect to years after 1975 and before 1988, Creditable Service shall mean all such service rendered by an Employee, but not after his Normal Retirement Date. With respect to years before 1976, the terms “Creditable Service,” “Prior Service,” and “Membership Service” shall be applied according to the provisions of the Maidenform Plan or the prior plans specified in paragraph L- L-2 8(c)(ii). No Creditable Service was earned under the Maidenform Plan for periods after January 1, 2007. (b) For purposes of determining a Maidenform Participant’s NCC Accrued Benefit, a “Year of Benefit Service” is a Year of Vesting Service earned while an active participant in the NCC Plan or a predecessor thereto. No Years of Benefit Service were earned under the NCC Plan after 1991. L-4. Year of Vesting Service. A “Year of Vesting Service” shall mean a Plan Year in which the Employee has completed 1,000 Hours of Service. It shall also mean the 12-month period beginning with the Employee’s entry into employment with Maidenform or any of its related employers if he or she had at least 1,000 Hours of Service in such period and neither the Plan Year in which such period began nor the Plan Year in which it ended was a Year of Vesting Service. It also includes each “Year of Service” a Maidenform Participant had earned under the NCC Plan that was not disregarded under the break in service rules thereunder; in no event, however, shall a Maidenform Participant who was a former participant in the NCC Plan be credited with more than one Year of Vesting Service for the 1999 calendar year. Years of Vesting Service shall be subject to the provisions of subparagraphs 2.29(m) and (n) of the Plan. Notwithstanding the foregoing, effective for Plan Years beginning on and after January 1, 2015, “Years of Vesting Service” shall have the same meaning as “Years of Service” as defined in subsection 2.33 of the Plan. L-5. Hour of Service. An “Hour of Service” shall be defined as set forth in subsection 2.14 of the Plan, provided that, an Hour of Service shall not include any hour prior to the attainment of age 18. In addition, for any Maidenform Participant who is a member of a class of Employees for which actual Hours of Service records are not maintained, Hours of Service shall be credited in accordance with the Maidenform Participant’s periodic payroll period as determined below: Periodic Payroll Period Hours of Service Credited One week Two times per month One month 45 95 190 L-6. Breaks in Service. A “Break in Service” shall occur in a calendar year in which the Employee does not complete more than 500 Hours of Service with the Company, a Controlled Group Member, or Maidenform (or any related employer), subject to the following: (a) Maternity or Paternity Absence. An Employee on a Maternity or Paternity Absence shall be credited with up to 500 Hours of Service in order to prevent a Break in Service. During the period of absence, the Employee shall be credited with the number of Hours of Service that

L-3 normally would have been credited but for the absence. Should the leave span more than one year, the Hours of Service shall be credited in the year in which the absence begins, if the credit is necessary to prevent a Break in Service in that year or, if such credit is not necessary in the first year, then in the following year. (b) Disregard of Service Due to Pre-1985 Break. If, before 1985, an Employee has a number of consecutive one-year Breaks in Service equal to or greater than the number of his or her Years of Vesting Service preceding such Breaks in Service, and if the Employee has neither (i) completed 10 Years of Vesting Service, nor (ii) attained his or her Normal Retirement Date, then his or her Creditable Service shall be cancelled. If an Employee with no vested benefits sustains a Break in Service, where the number of Break Years is less than the number of his or her pre-Break Years of Vesting Service, then following his or her reemployment, the Employee’s pre-Break years shall continue to be counted for Vesting Service, and his or her pre-Break Creditable Service, Membership Service and Prior Service shall continue to be counted for accrual purposes (but not after January 1, 2007). (c) Disregard of Service Due to Post-1984 Break. Effective January 1, 1985, if an Employee has five or more consecutive one-year Breaks in Service and the number of consecutive Breaks in Service equals or exceeds the number of his or her Years of Vesting Service preceding such Breaks in Service, and if the Employee has neither (i) completed five Years of Vesting Service nor (ii) attained Normal Retirement Age, then his or her Creditable Service and his or her Years of Vesting Service preceding such Breaks in Service shall be cancelled. If an Employee with no vested benefits sustains consecutive one-year Breaks in Service, and if the number of consecutive Breaks in Service is less than the greater of (i) five Years, or (ii) the number of his or her pre- Break Years of Vesting Service, then following his or her reemployment, the Employee’s pre-Break Years shall continue to be counted for Vesting Service, and his or her pre-Break Creditable Service shall continue to be counted for accrual purposes (but not after January 1, 2007). (d) Disregard of Pre-1985 Service Preserved. If, as of December 31, 1984, the Break in Service rules then in effect under the Maidenform Plan (or the applicable predecessor plan) would not require any Creditable Service or Years of Vesting Service before 1985 to be taken into account, nothing contained herein shall be construed as requiring such Creditable Service or Years of Vesting Service to be taken into account for vesting or accrual purposes. L-4 (e) Pre-1976 Service. For Employees in active service as of January 1, 1991 and thereafter who are vested or become vested, credit shall be given for the purposes of benefit calculation for all Prior Service and Creditable Service before 1976 regardless of the length of any break or breaks in service that occurred prior to 1976. In addition, for the purposes of determining Prior Service and Creditable Service prior to 1976, the Plan Administrator shall be entitled to rely upon Maidenform records and such other documentation as the Plan Administrator in its discretion may determine to be reliable. (f) Special Break in Service Rules for Former NCC Participants. The foregoing rules shall apply to a Maidenform Participant who is a former participant in the NCC Plan with respect to his NCC Accrued Benefit, except for the rules set forth in subparagraphs (b), (d) and (e). Notwithstanding the foregoing, effective for Plan Years beginning on and after January 1, 2015, “Break in Service” shall mean “One Year Break in Service” as defined in subsection 2.21 of the Plan. L-7. Compensation. For purposes of the Maidenform Accrued Benefit, Compensation shall mean the total remuneration paid to an Employee for services rendered to the Employer, including overtime pay, commissions or bonuses; however, “Compensation” shall not include any amount earned after January 1, 2007. For computations as of Plan Years after 1988 and before 1994, notwithstanding the foregoing provisions of this paragraph, the maximum amount of Compensation taken into account for any Plan Year, including a Plan Year prior to 1989, shall not exceed $200,000, subject to adjustment by the Secretary of the Treasury for changes in the cost of living. For computations as of Plan Years after 1993 and before 2002, the maximum amount of Compensation taken into account for any Plan Year, including a Plan Year prior to 1994, taken into account under the Plan for any year shall not exceed $150,000, subject to adjustment by the Secretary of the Treasury for changes in the cost of living. For Plan Years after 2001, (a) the maximum amount of Compensation taken into account for any Plan Year shall not exceed $200,000, subject to adjustment for cost of living in accordance with Section 401(a)(17)(B) of the Code, and (b) in determining benefit accruals in Plan Years beginning after December 31, 2001, the maximum Compensation taken into account for determination periods beginning before January 1, 2002 shall be $150,000 for any determination period beginning in 1996 or earlier, 160,000 for any determination period beginning in 1997, 1998 or 1999, and $170,000 for any determination period beginning in 2000 or 2001. L-8. Normal Retirement. A Maidenform Participant who retires on his or her Normal Retirement Date shall be entitled to a Normal Retirement Allowance as described below. “Normal Retirement Date” shall be defined as set forth in subsection 2.20 of the Plan, and “Normal Retirement Age” shall be defined as set forth in subsection 2.19 of the Plan, except that with respect to the Maidenform Participant’s Maidenform Accrued Benefit, the Normal Retirement Age shall be the later of the date on which he or she attains age 65 and the

L-5 fifth anniversary of the date he or she began participation in the Maidenform Plan. The Normal Retirement Allowance shall equal the Maidenform Participant’s Accrued Benefit expressed as a single life annuity. The Accrued Benefit shall be the sum of the Maidenform Participant’s Basic Benefit and Supplemental Benefit (together, his or her Maidenform Accrued Benefit) and his NCC Accrued Benefit, each as defined below. (a) Basic Benefit. The Basic Benefit shall be based on Compensation not in excess of $10,000 in any calendar year through 1987, based on Compensation not in excess of $15,000 in 1988, based on Compensation not in excess of $18,000 in any calendar year in 1989 through 1993, and thereafter based on Compensation not in excess of $26,000 in any calendar year (“Basic Covered Compensation”) and shall be an annual amount equal to: (i) 1.75% of his or her Basic Covered Compensation during Creditable Service after 1983; plus (ii) 1.5% of his or her average annual Basic Covered Compensation in 1983 and 1984 multiplied by the number of years of Creditable Service and Membership Service before 1984, and in the case of a Maidenform Participant who had no Creditable Service before 1983, 1.5% of his or her total Basic Covered Compensation in 1983; plus (iii) 1% of his or her average annual Basic Covered Compensation in 1983 and 1984 multiplied by the number of years of his or her Prior Service. In no event shall the sum of the amount attributable to Creditable Service and Membership Service before 1985 be less than the portion of the Normal Retirement Allowance attributable to Creditable Service before 1985 as computed in accordance with provisions of the prior plan described in subparagraph (c)(ii) below as in effect on December 31, 1975 or in accordance with the provisions of the Maidenform Plan as in effect on December 30, 1993 or December 31, 1996. (b) Supplemental Benefit. The Supplemental Benefit shall be based on Compensation in excess of $10,000 in any calendar year through 1987, based on Compensation in excess of $15,000 in 1988, based on Compensation in excess of $18,000 in 1989 through 1993, and thereafter based on Compensation in excess of $26,000 in any calendar year (“Supplemental Covered Compensation”) and shall be an annual amount equal to: L-6 (i) 1.75% of his or her total Supplemental Covered Compensation during Creditable Service after 1988 with respect to which he or she made contributions; plus (ii) 1.5% of his or her total Supplemental Covered Compensation during his Creditable Service after 1984 through 1988 with respect to which he or she made contributions; plus (iii) 1.5% of his or her average annual Supplemental Covered Compensation in 1983 and 1984 multiplied by the total number of years of his or her Creditable Service and Membership Service before 1985 during which he or she was a participant in the Supplemental Benefits portions of the Maidenform Plan and in the case of a Maidenform Participant who had no Creditable Service before 1983, 1.5% of his or her total Supplemental Covered Compensation in 1983 and 1984 with respect to which he or she made contributions; plus (iv) .5% of his or her average annual Supplemental Covered Compensation in 1983 and 1984 multiplied by the total number of years of his or her Prior Service with respect to which he or she made contributions. In no event shall the sum of the amounts in (iii) and (iv) attributable to Creditable Service, Membership Service and Prior Service before 1985 be less than the portion of the Normal Retirement Allowance attributable to Creditable Service before 1985 as computed in accordance with the provisions of the prior plan described in (c)(ii) below as in effect on December 31, 1975 or in accordance with the provisions of the Maidenform Plan as in effect on December 30, 1993. (c) Special Rules Applicable to Maidenform Accrued Benefit. (i) For the purpose of determining years of Membership Service or Prior Service before 1976, if a Maidenform Participant’s scheduled number of working hours in a month was less than the normally scheduled number of hours, his or her Membership Service or Prior Service for that month shall be a fraction equal to the number of his or her scheduled hours divided by the normally scheduled number. For any month in 1983 and 1984 for which he or she received credit for a fraction of a month of Membership Service or Prior Service, his or her Basic Covered Compensation for such a month shall, for the purpose of determining his or her average Basic Covered Compensation, be deemed to be his or her actual Basic Covered Compensation divided by such fraction, and his or her Supplemental Covered

L-7 Compensation for such month shall, for the purpose of determining his or her average annual Supplemental Covered Compensation, be deemed to be his or her actual Supplemental Covered Compensation divided by such fraction. (ii) For the purposes of subparagraphs L-8(a) and (b), references to the prior plan shall mean, respectively, the Retirement Plan for Employees of Maidenform, Inc. and the Supplemental Retirement Plan for Employees of Maidenform, Inc. With respect to service before 1976, Membership Service, Prior Service, and Creditable Service shall be determined in accordance with the definitions of such terms and the other provisions, other than the Break in Service rules, of such prior plans as in effect on December 31, 1975, and such service shall be credited in years and twelfths of a year, one-twelfth of a year’s credit being allowed for any month in the relevant period of service during the major part of which the Maidenform Participant rendered service. (iii) Notwithstanding (a) and (b) above, no benefits shall accrue after January 1, 2007. Moreover, no benefits shall accrue once the sum of the Member’s Creditable Service, Membership Service, and Prior Service equals 40. (d) NCC Accrued Benefit. If a Maidenform Participant is a former participant in the NCC Plan, his or her NCC Accrued Benefit at Normal Retirement Age shall equal: (i) $2.00 for each Year of Benefit Service before December 1, 1971 (and fractions thereof), not to exceed 10 Years of Benefit Service; plus (ii) $5.00 for each Year of Benefit Service after November 30, 1971 (and fractions thereof). The maximum benefit monthly shall be $100 and no benefits shall accrue after December 31, 1991. If a Maidenform Participant who is a former participant in the NCC Plan retires after his or her Normal Retirement Date, his or her Normal Retirement Allowance shall be the Actuarial Equivalent (determined pursuant to paragraph L-14(b)) of his or her NCC Accrued Benefit at Normal Retirement Age. L-9. Early Retirement. A Maidenform Participant who retires on an Early Retirement Date may begin receiving an Early Retirement Allowance on such Early Retirement Date or on the first day of any later month prior to his or her Normal Retirement Date. For this purpose, the following definitions shall apply: L-8 (a) Early Retirement Age. “Early Retirement Age” shall mean the date the Maidenform Participant (i) attains age 55 and completes five Years of Vesting Service, with respect to the Maidenform Participant’s Maidenform Accrued Benefit, and (ii) attains age 60 and completes 15 Years of Vesting Service with respect to the Maidenform Participant’s NCC Accrued Benefit, if any. (b) Early Retirement Date. “Early Retirement Date” shall mean the first day of the month next following the date on which a Maidenform Participant terminates employment with the Corporation and all Controlled Group Members after attaining Early Retirement Age and prior to attaining Normal Retirement Age. (c) Early Retirement Allowance. An Early Retirement Allowance shall, at the election of the Maidenform Participant, be payable as follows: (i) With respect to the Maidenform Participant’s Maidenform Accrued Benefit: (A) Payment equal to the Maidenform Participant’s Maidenform Accrued Benefit at the time of his or her termination, commencing at his or her Normal Retirement Date; or (B) Payment equal to the Maidenform Participant’s Maidenform Accrued Benefit at the time of his or her termination, adjusted in accordance with Appendix A, commencing on the first day of any calendar month on or after his or her Early Retirement Date with respect to his or her Maidenform Accrued Benefit and prior to his or her Normal Retirement Date; and (ii) With respect to the Maidenform Participant’s NCC Accrued Benefit: (A) Payment equal to the Maidenform Participant’s NCC Accrued Benefit at the time of his or her termination, commencing at his or her Normal Retirement Date; or (B) Payment equal to the Maidenform Participant’s NCC Accrued Benefit at the time of his or her termination, adjusted in accordance with the actuarial assumptions set forth in paragraph L-14(b), commencing on the first day of any calendar month on or after his or her Early Retirement Date with respect to his or her NCC Accrued Benefit and prior to his or her Normal Retirement Date.

L-9 Under this subparagraph L-9, a Maidenform Participant may elect to commence payment of his or her Maidenform Accrued Benefit on a different date than his or her NCC Accrued Benefit. L-10. Disability Retirement. If an active Maidenform Participant incurs a physical or mental disability, has at least 10 Years of Vesting Service, and is entitled to receive disability insurance benefits under Title II of the Federal Social Security Act, the Maidenform Participant shall be deemed to have retired on account of disability during such period as he or she is entitled to receive such disability insurance benefits. However, a Maidenform Participant shall not be deemed to be retired on account of disability where such disability shall have been (a) self-inflicted, (b) incurred in military service, or (c) incurred in the commission of a crime. Upon determination of disability by the Plan Administrator, a Maidenform Participant shall be entitled to the payment of a Disability Retirement Allowance, commencing six months following the date of total disability and computed as a Normal Retirement Allowance on the basis of the Maidenform Participant’s Maidenform Accrued Benefit at the time of his or her disability. This Disability Retirement Allowance shall continue until the earliest of (i) death, (ii) attainment of age 65, or (iii) recovery from the disability. This paragraph shall not apply to a Maidenform Participant’s NCC Accrued Benefit, if any. If a disabled Maidenform Participant has a NCC Accrued Benefit and has not attained Early Retirement Age with respect thereto on the Annuity Starting Date of his or her Disability Retirement Allowance payable with respect to his Maidenform Accrued Benefit, (x) his Disability Retirement Allowance shall not include his or her NCC Accrued Benefit, and (y) his or her NCC Accrued Benefit shall commence to be paid, at the election of the Maidenform Participant, on or after he reaches Early Retirement Age or Normal Retirement Age, as applicable, with respect to his or her NCC Accrued Benefit. L-11. Deferred Retirement. Any Maidenform Participant whose employment is terminated before he or she has attained age 55, but after he or she has completed five Years of Vesting Service, shall be entitled to receive: (a) With respect to the Maidenform Participant’s Maidenform Accrued Benefit: (i) Payment equal to the Maidenform Participant’s Maidenform Accrued Benefit at the time of his or her termination, commencing at his or her Normal Retirement Date; or (ii) Payment equal to the Maidenform Participant’s Maidenform Accrued Benefit at the time of his or her termination, adjusted in accordance with Appendix A, commencing on the first day of any calendar month coincident with or following his or her attainment of age 55 and prior to his or her Normal Retirement Date; and (b) With respect to the Maidenform Participant’s NCC Accrued Benefit: L-10 (i) Payment equal to the Maidenform Participant’s NCC Accrued Benefit at the time of his or her termination, commencing at his or her Normal Retirement Date; or (ii) Payment equal to the Maidenform Participant’s NCC Accrued Benefit at the time of his or her termination, adjusted in accordance with the actuarial assumptions set forth in paragraph L-14(b), commencing on the first day of any calendar month coincident with or following his or her attainment of age 60 and completion of 15 Years of Vesting Service and prior to his or her Normal Retirement Date. Under this paragraph L-11, a Maidenform Participant may elect to commence payment of his or her Maidenform Accrued Benefit on a different date than his or her NCC Accrued Benefit. L-12. Payment of Benefits. Benefits under this Supplement L shall be paid as follows: (a) Standard Form of Payment. The standard form of payment of a Maidenform Participant’s retirement allowance shall be determined pursuant to subsections 6.1 and 6.2 of the Plan. (b) Optional Forms of Payment of Retirement Allowance Attributable to Maidenform Accrued Benefit. A Maidenform Participant may elect to waive the standard form of payment and elect one of the following optional forms for payment of his or her retirement allowance attributable to his or her Maidenform Accrued Benefit: (i) The single life annuity form, as described in subsection 6.1 of the Plan; (ii) The 50%, 75% and 100% contingent annuity form, as described in subparagraph 6.4(b) of the Plan; or (iii) The Social Security adjustment option, described in subparagraph 6.4(d) of the Plan but disregarding the last paragraph thereof; provided that such Maidenform Participant may elect to have his or her annuity adjusted before and after such Maidenform Participant’s eligibility for benefits under Social Security or before and after his or her attainment of a subsequent age (but not beyond age 65); further provided that this option shall not be available to a Maidenform Participant who terminates employment before Early Retirement Age. (c) Optional Forms of Payment of Retirement Allowance Attributable to NCC Accrued Benefit. A Maidenform Participant may elect to waive

L-11 the standard form of payment and elect one of the following optional forms for payment of his or her retirement allowance attributable to his or her NCC Accrued Benefit, if any: (i) The single life annuity form, as described in subsection 6.1 of the Plan; (ii) The period certain and life annuity described in subparagraph 6.4(a) of the Plan; provided that the Maidenform Participant may elect any fixed number of guaranteed payments for a period that does not exceed the life expectancy of the Maidenform Participant or the joint life expectancy of the Maidenform Participant and his or her beneficiary (determined as of the date benefits commence); (iii) The contingent annuitant form described in subparagraph 6.4(b) of the Plan; provided that the Maidenform Participant may elect any fixed percentage for payment of survivorship benefits as long as the present value of the payments to be made to the Maidenform Participant is more than 50% of the present value of the total payments to be made to the Maidenform Participant’s beneficiary, all as determined as of the later of such Maidenform Participant’s Normal Retirement Date or termination of employment; (iv) The period certain annuity described in subparagraph 6.4(c) of the Plan; provided that the Maidenform Participant may elect any period certain that does not exceed the life expectancy of the Maidenform Participant or the joint life expectancy of the Maidenform Participant and his or her beneficiary (determined as of the date benefits commence); or (v) The Social Security adjustment option described in subparagraph 6.4(d) of the Plan but disregarding the last paragraph thereof; provided that such Maidenform Participant may elect to have his or her annuity adjusted before and after such Maidenform Participant’s eligibility for benefits under Social Security or before and after his or her attainment of a subsequent age (but not beyond age 65). (d) Separate Elections Permitted. A Maidenform Participant may elect a form of payment with respect to his or her Maidenform Accrued Benefit that differs from the form of payment with respect to his or her NCC Accrued Benefit, if any. L-12 (e) Actuarial Equivalents. Notwithstanding any Plan provision to the contrary, all forms of payment under this paragraph L-12 shall be Actuarially Equivalent (as described in paragraph L-14) to the single life annuity form. Moreover, any actuarial adjustments required by the provisions of subsections 6.7, 6.8 and 6.9 of the Plan shall be determined in accordance with the applicable actuarial assumptions set forth in paragraph L-14. (f) Other Payment Provisions. Benefit payments under this Supplement L shall be subject to the provisions of Section 6 of the Plan (other than subsection 6.5 thereof), subject to the following: (i) If the designated beneficiary of the Maidenform Participant dies prior to the Maidenform Participant’s Annuity Starting Date, the election of the optional form of benefit shall not become effective (except as provided in subparagraphs L-13(a) and (b) below). (ii) Notwithstanding the provisions of subsection 6.3 of the Plan, (A) a Maidenform Participant may elect a Retroactive Annuity Starting Date that is the first day of any month that is up to twelve calendar months before the Maidenform Participant applies for payment of his or her Retirement Allowance, provided the Maidenform Participant was otherwise eligible to commence benefits on said date; (B) any make-up payments required to be made due to such election shall be adjusted with interest equal to the 1-year Treasury rate for the second full calendar month preceding the Plan Year containing the Maidenform Participant’s Annuity Starting Date; and (C) the restrictions as to the available forms of payment set forth in subsection 6.3 shall not apply to payment of the Maidenform Participant’s retirement allowance. (iii) A Maidenform Participant’s Maidenform Accrued Benefit (but not his NCC Accrued Benefit) shall be subject to the provisions of subsections 6.7 and 6.8 of the Plan, except that (A) “December 1, 2015” shall be substituted for “August 1, 2015” in said subsections; and (B) a Maidenform Participant shall be considered a temporary employee for purposes of subsection 6.7(b)(ii) if he or she is reemployed at the request of the Employer after his Normal Retirement Age and is expected to continue in such employment for no more than six months in any calendar year after he or she has attained age 65. (iv) The small benefit cashout rules described in subsection 6.11 shall apply to Maidenform Plan Participants beginning

L-13 December 1, 2015, including any such Participants who terminated employment before such date, but said subsection shall not apply to any payee who is receiving or entitled to receive all of a portion of his or her Plan benefit under a guaranteed annuity contract. (g) Benefit Restrictions. The provisions of subsection 7.5 of the Plan shall apply to benefit payments under this Supplement L, provided that in the event that payment cannot be made because of the application of Treasury regulations section 1.436-1(d)(3)(i), the Maidenform Participant may elect to (i) commence payment of the unrestricted portion of his or her Accrued Benefit in any available form, while deferring commencement of the remaining portion of his or her Accrued Benefit; or (ii) commence payment of his or her entire Accrued Benefit in any then available form of payment that is not a prohibited payment. L-13. Qualified Pre-Retirement Survivor Annuity. A married Maidenform Participant shall be entitled to have a survivor annuity payable to his or her Spouse in the event of death before commencing payment of his or her Accrued Benefit and after he or she has completed five Years of Vesting Service. Such survivor annuity shall be determined pursuant to the provisions of subsection 4.6 of the Plan, subject to the actuarial assumptions set forth in paragraph L-14 of this Supplement. A Maidenform Participant’s Spouse may elect to commence his or her survivor annuity with respect to the Participant’s Maidenform Accrued Benefit on a different date than his or her survivor annuity with respect to the Participant’s NCC Accrued Benefit, if any. The following special rules apply to survivor annuities payable under this Supplement L: (a) Survivor Benefit for Certain Members Who Die In Service. If a Maidenform Participant who has on file a valid election of a Qualified Joint and Survivor Annuity or a 100% (or, effective December 1, 2015, a 75%) survivor annuity with his or her Spouse as the designated beneficiary, or who would be deemed to have elected the Qualified Joint and Survivor Annuity pursuant to subsection 6.3 of the Plan, dies while employed after his or her attainment of age 65, the survivor benefit shall be calculated based on the form of payment so selected or deemed to be selected and shall be payable effective the first day of the month in which the Maidenform Participant died. (b) Survivor Benefit for Certain Terminated Vested Participants. If a Maidenform Participant who would be deemed to have elected the Qualified Joint and Survivor Annuity pursuant to subsection 6.3 of the Plan dies after he or she has terminated employment with the Company and all Controlled Group Members, the survivor benefit shall be payable effective the first day of the month in which the Maidenform L-14 Participant died, provided the Maidenform Participant terminated employment after attaining age 55 and completing 10 Years of Vesting Service. This paragraph (b) shall not apply to a Maidenform Participant’s NCC Accrued Benefit, if any. L-14. Actuarial Equivalents. “Actuarial Equivalent” shall mean a benefit of equivalent value when computed on the basis of the following assumptions: (a) With respect to a Maidenform Participant’s Maidenform Accrued Benefit, (i) the mortality table shall be the 1971 Group Annuity Mortality Table, as applicable to women, and (ii) the interest assumption shall be 6½ percent per annum, compounded annually. However, for purposes of determining the Qualified Joint and Survivor Annuity and the Qualified Optional Survivor Annuity under subsection 6.2 of the Plan and the benefits described in subparagraph L-12(b)(ii), the following assumptions shall apply: Mortality: 1971 Group Annuity Mortality Male table, setback of seven years for Maidenform Participants and no setback for the joint annuitant; and Interest: 6.00% compounded annually. (b) With respect to a Maidenform Participant’s NCC Accrued Benefit, (i) the mortality table shall be the Unisex Mortality Table UP-84, and (ii) the interest assumption shall be 7% per annum; provided that, effective December 1, 2015, the benefit payable in the form of a Qualified Joint and Survivor Annuity shall be the greater of the benefit determined using said assumptions and the benefit determined using the assumptions specified in (c) below. (c) Notwithstanding (a) and (b) above, for purposes of the period certain and life annuity, the period certain annuity and the Social Security adjustment option, for determining small benefit cashouts under the Plan, and for purposes of paragraph L-15(c)(iii), the mortality table shall be the Applicable Mortality Table, and the interest assumption shall be the Applicable Interest Rate, each defined as follows: (i) The Applicable Mortality Table shall be the table described in Section 417(e)(3)(B) of the Code. (ii) The Applicable Interest Rate shall be the rate described in Section 417(e)(3)(C) of the Code for the month of November immediately preceding the Plan Year in which the Annuity Starting Date or applicable payment date occurs.

L-15 However, prior to December 1, 2015, the mortality table and interest assumption applicable to the period certain and life annuity, the period certain annuity and the Social Security adjustment option shall be the mortality table and interest assumption set forth in the Maidenform Plan. L-15. Return of Maidenform Participants’ Contributions. (a) Availability of Return of Maidenform Participants’ Contributions. Any Maidenform Participant (i) who, upon ceasing to be an Employee, has not yet begun to receive a retirement allowance; or (ii) while still an Employee, may elect, in accordance with procedures established by the Plan Administrator, to receive an amount equal to his or her Accumulated Contributions. The date of the payment of the Accumulated Contributions shall be deemed to be the date of “Withdrawal.” If the amount of a Maidenform Participant’s retirement allowance exceeds $5,000, payment shall not be made unless the Maidenform Participant’s Spouse consents to such payment in accordance with subsection 6.3. (b) Repayment of Maidenform Participants’ Contributions. Any Maidenform Participant who has received payment of his or her Accumulated Contributions upon termination of employment may, before the earlier of (i) five years from the date of resumption of employment with the Employer; or (ii) the end of the first period of five consecutive one year Breaks in Service beginning on the date of Withdrawal, repay the Accumulated Contributions with interest at the rate set forth in Section 411(c)(2)(C) of the Code from the date of Withdrawal to the date of repayment, in which event his or her accrued Supplemental Benefit to the date of Withdrawal, if previously forfeited, shall be restored. Any Maidenform Participant who has received an in- service distribution of his or her Accumulated Contributions may, within five years after the date of such distribution, repay the Accumulated Contributions with interest at the rate set forth in Section 411(c)(2)(C) of the Code from the date of withdrawal to the date of repayment, in which event his or her accrued Supplemental Benefit to the date of Withdrawal, if previously forfeited, shall be restored. A Maidenform Participant who has received a distribution of his or her Accumulated Contributions may participate in the Supplemental Benefits portion of the Plan again only if he or she has withdrawn his or her Accumulated Contributions only once and he or she repays those Accumulated Contributions with interest, within the period specified set forth in this paragraph. L-16 (c) Reduction in Supplemental Benefit. If a Maidenform Participant who has completed five Years of Vesting Service or has reached his or her Normal Retirement Date receives payment of his or her Accumulated Contributions, or his or her accrued Supplemental Benefit shall be reduced by the amount of such Benefit derived from such withdrawn Accumulated Contributions. If any other Maidenform Participant receives payment of his or her Accumulated Contributions, his or her accrued Supplemental Benefit shall be reduced by the amount of such Benefit derived from such withdrawn contributions, plus the amount of such Benefit derived from employer contributions. For purposes of this section, the amount of accrued Supplemental Benefit derived from a Maidenform Participant’s withdrawn Accumulated Contributions and the amount of such Benefit derived from employer contributions shall be determined in accordance with Section 411(c) of the Code and the regulations and other guidance issued thereunder. Any reduction pursuant to this paragraph shall be restored upon repayment pursuant to paragraph (b). For purposes of this paragraph: (i) the amount of accrued Supplemental Benefit derived from a Maidenform Participant’s withdrawn Accumulated Contributions shall be equal to the amount of such Accumulated Contributions multiplied by the appropriate conversion factor; (ii) the amount of such Benefit derived from employer contributions shall be the excess, if any, of the amount of such benefit over the amount determined in (i) above; and (iii) the term “appropriate conversion factor” shall mean: (A) if the Benefit is payable in the form of a single life annuity commencing at age 65, the factor determined by application of the actuarial assumptions set forth in paragraph L-154c) hereof; and (B) if the Benefit is payable in a form other than a single life annuity commencing at age 65, the factor determined such that the amount of such Benefit is the Actuarial Equivalent of such annuity. (d) Payment of Accumulated Contributions Upon Death. Upon receipt of proof, satisfactory to the Plan Administrator, of the death of a Maidenform Participant or, if the Maidenform Participant is survived by a person entitled to receive survivor benefits pursuant to this Supplement L, of the death of such survivor, the excess, if any, of the Maidenform Participant’s Accumulated Contributions to the earlier of the date of his or her death or the date of his or her retirement over the aggregate amount of Supplemental Benefits received by him and by such survivor shall be paid in one sum to the beneficiary designated by

L-17 the Maidenform Participant by the last written designation filed with the Plan Administrator or, in the absence of such designated beneficiary, to the estate of the last to die of the Maidenform Participant and his or her designated beneficiary, provided, however, that if the survivor is the Maidenform Participant’s Spouse, payment shall not be made without the Spouse’s consent prior to the date the Maidenform Participant would have attained age 65. (e) “Accumulated Contributions” shall mean the sum of a Maidenform Participant’s contributions to the Maidenform Plan and to the Supplemental Retirement Plan for Employees of Maidenform, Inc., which was in effect prior to 1976, together with Regular Interest. “Regular Interest” shall mean interest at the rate, compounded annually, of 2½% per year for the period 1955-1968, 4% per year for the period 1969-1975, 5% per year for the period 1976-1981, 6% per year for the period 1982-1983, 6½% per year for the period 1984-1985, 7% per year or such higher rate as may be required by Treasury regulations under Section 411(c) of the Code for the period 1985-1994, and such rate as may be required by Treasury regulations under Section 411(c)(2)(C) of the Code for years after 1994. For years before 1995, the Plan Administrator may, at the beginning of any calendar year, increase or decrease the interest rate applicable to such year provided that such rate shall not be less than the required rate under the regulations described above. For purposes of repaying Accumulated Contributions pursuant to paragraph (b) above, Regular Interest shall not exceed the rate permitted pursuant to Income Tax regulations under Section 411(c)(2)(C) of the Code. L-16. Limitations. Except to the extent expressly provided herein, the benefits provided pursuant to this Supplement L for a Maidenform Participant on account of participation under the Maidenform Plan are subject to all of the terms and conditions of the Plan. Terms used in this Supplement L with respect to the Maidenform Plan and terms used in this Supplement with respect to the Plan shall, unless defined in this Supplement L, have the meanings given those terms in the Maidenform Plan (as in effect immediately prior to the Merger Date) or this Plan, whichever is applicable. In no event shall the amount of a Maidenform Participant’s benefit hereunder be less than the benefit such participant would have received, as of the Merger Date, under the Maidenform Plan based on the terms of such plan as in effect immediately before the Merger Date. L-18 APPENDIX A TO SUPPLEMENT L EARLY RETIREMENT ALLOWANCE TABLE* % of Early Retirement Allowance or Separation Benefit Otherwise Payable Beginning at Normal Retirement Age If Payments Commence Prior to Normal Retirement Date Age Payments Commence MONTHS YEARS 55 56 57 58 59 60 61 62 63 64 0 50.0% 53.3% 56.7% 60.0% 63.3% 66.7% 73.3% 80.0% 86.7% 93.3% 1 50.3 53.6 56.9 60.3 63.6 67.2 73.9 80.6 87.2 93.9 2 50.6 53.9 57.2 60.6 63.9 67.8 74.4 81.1 87.8 94.4 3 50.8 54.2 57.5 60.8 64.2 68.3 75.0 81.7 88.3 95.0 4 51.1 54.4 57.8 61.1 64.4 68.9 75.6 82.2 88.9 95.6 5 51.4 54.7 58.1 61.4 64.7 69.4 76.1 82.8 89.4 96.1 6 51.7 55.0 58.3 61.7 65.0 70.0 76.7 83.3 90.0 96.7 7 51.9 55.3 58.6 61.9 65.3 70.6 77.2 83.9 90.6 97.2 8 52.2 55.6 58.9 62.2 65.6 71.1 77.8 84.4 91.1 97.8 9 52.5 55.8 59.2 62.5 65.8 71.7 78.3 85.0 91.7 98.3 10 52.8 56.1 59.4 62.8 66.1 72.2 78.9 85.6 92.2 98.9 11 53.1 56.4 59.7 63.1 66.4 72.8 79.4 86.1 92.8 99.4 _______________________________ *Applicable to benefit payments commencing on or after August 1, 1983. DM_US 58903125-6.076961.0011

M-1 SUPPLEMENT M Special Rules for Puerto Rican Participants M-1. Purpose and Effect. The purpose of this Supplement M is to comply with the requirements of the Puerto Rico Internal Revenue Code of 2011 and any subsequent legislation that modifies or supersedes the Puerto Rico Internal Revenue Code of 2011 (the “PR Code”). The provisions of this Supplement shall apply only to Participants who are permanent residents of Puerto Rico (“Supplement M Participants”). M-2. Highly Compensated Employee. For purposes of compliance with PR Code Section 1081.01(a), the term “Highly Compensated Employee” means any employee of an Employer who is an officer of the Employer, a shareholder holding more than 5 percent of the voting shares or total value of all classes of stock of the corporation that is the Employer, an owner of more than 5 percent of the capital interest in the gains of the entity other than a corporation that is the Employer, or an employee who in the preceding tax year had compensation (as defined in subparagraph 8.2(e)) from the Employers in excess of the amount determined under Code Section 414(q)(1)(B), or the Spouse or dependents of such employee. M-3. Compensation and Contribution Limitations. For each Plan Year, the following limits shall apply: (a) Compensation for Supplement M Participants used to calculate benefits under the Plan and apply the nondiscrimination tests of PR Code Section 1081.01(a) shall be limited in accordance with Code Section 401(a)(17). (b) The limits of subsection 8.2 of the Plan shall apply to Supplement M Participants. M-4. Employer. For purposes of compliance with PR Code Section 1081.01(a), all employees of all corporations, partnerships or other persons who are members of a controlled group of corporations, as defined in PR Code Section 1010.04, a group of related entities, as defined in PR Code Section 1010.05, or an affiliated service group, as defined in PR Code Section 1081.01(a)(14)(B), or that are under common control, and who have employees who are bona fide Puerto Rico residents, shall be treated as employees of the same employer. M-5. Direct Rollovers. Notwithstanding any provision of the Plan to the contrary, a Supplement M Participant may request, at the time and in the manner prescribed by the Committee, to have all or a portion of a lump sum distribution from the Plan be paid directly to a “Puerto Rico Eligible Retirement Plan” (as defined M-2 below) in a direct rollover or to an individual retirement account or annuity under PR Code Section 1081.02 or a non-deductible individual retirement account under PR Code Section 1081.03. For purposes of this paragraph, the term “Puerto Rico Eligible Retirement Plan” means a qualified trust described in PR Code Section 1081.01(a) that accepts the Supplement M Participant’s eligible rollover distribution. In the case of a transfer to a non-deductible individual retirement account, the same will be subject to tax as prescribed by PR Code Section 1081.03(d)(5)(A). DM_US 77752448-1.076961.0011